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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-02699

                                AIM Growth Series
               (Exact name of registrant as specified in charter)

                11 Greenway Plaza, Suite 100 Houston, Texas 77046
               (Address of principal executive offices) (Zip code)

       Philip A. Taylor 11 Greenway Plaza, Suite 100 Houston, Texas 77046
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (713) 626-1919

Date of fiscal year end: 12/31

Date of reporting period: 12/31/07

Item 1. Reports to Stockholders.

                                                            AIM Basic Value Fund
                               Annual Report to Shareholders o December 31, 2007

DOMESTIC EQUITY

Large-Cap Value

Table of Contents

Letters to Shareholders..........    2
Performance Summary..............    4
Management Discussion............    4
Long-term Fund Performance.......    6
Supplemental Information.........    8
Schedule of Investments..........    9
Financial Statements.............   11
Notes to Financial Statements....   14
Financial Highlights.............   21
Auditor's Report.................   25
Fund Expenses....................   26
Tax Information..................   27               [COVER GLOBE IMAGE]
Trustees and Officers............   28

[AIM INVESTMENT SOLUTIONS]

        [GRAPHIC]   [GRAPHIC]
        [DOMESTIC     [FIXED
         EQUITY]     INCOME]

[GRAPHIC]   [GRAPHIC]     [GRAPHIC]
 [TARGET     [TARGET    [DIVERSIFIED
  RISK]     MATURITY]    PORTFOLIOS]

     [GRAPHIC]     [GRAPHIC]
      [SECTOR   [INTERNATIONAL/
      EQUITY]    GLOBAL EQUITY]

       [AIM INVESTMENTS LOGO]
     -- REGISTERED TRADEMARK --

AIM Basic Value Fund

                    Dear Shareholders:

                    I'm pleased to provide you with this report, which includes a discussion of how your Fund was managed during the period
[TAYLOR             under review, and factors that affected its performance. The
 PHOTO]             following pages contain important information that answers questions you may have about your investment.

                       Despite notable volatility at points throughout the year
                    ended December 31, 2007, major stock market indexes in the U.S. and abroad generally performed well. Reasons for their favorable performance included positive economic growth, particularly overseas; strong corporate profits; and action by the U.S. Federal Reserve Board (the Fed) to lower short-term interest rates, among other factors.

                       At its mid-September 2007 meeting, the Fed cut its
Philip Taylor       federal funds target rate for the first time since June
                    2003.(1) That cut followed 17 rate increases from June 2004 to June 2006(1) and was intended to address concerns about a weak housing market and problems in the subprime mortgage market, which some feared could adversely affect the U.S.
                    economy. The Fed cut the federal funds target rate again in late October and mid-December in response to continued economic uncertainty.

                       This kind of uncertainty can affect equity, fixed-income
                    and other markets--often suddenly and sometimes dramatically. We can help you deal with market volatility by offering a broad range of mutual funds, including:

                    o  Domestic, global and international equity funds.

                    o  Taxable and tax-exempt fixed-income funds.

                    o Allocation portfolios, with risk/return characteristics to match your needs.

                    o AIM Independence Funds--target-maturity funds that combine retail mutual funds and PowerShares--REGISTERED TRADEMARK-- exchange-traded funds--with risk/return characteristics that change as your target retirement date nears.

                       I encourage you to talk with your financial advisor if
                    you have concerns about your portfolio. We believe in the value of working with a trusted financial advisor who can recommend AIM funds that are appropriate for your portfolio and that address your long-term investment goals and risk tolerance regardless of prevailing short-term market conditions.

                    In conclusion

                    In May, AIM Investments' parent company changed its name from AMVESCAP PLC to Invesco Ltd., uniting our worldwide operations and global expertise under a new name. While the name of our parent company may be new to you, I can assure you that AIM's commitment to excellent customer service remains unchanged. Our highly trained, courteous client service representatives are eager to answer your questions, provide you with product information or assist you with account transactions. I encourage you to give us an opportunity to serve you by calling us at 800-959-4246.

                       We at AIM are committed to helping you achieve your
                    financial goals. We work every day to earn your trust, and we're grateful for the confidence you've placed in us.

                    Sincerely,


                    /S/ PHILIP TAYLOR

                    Philip Taylor
                    President - AIM Funds
                    CEO, AIM Investments

                    February 11, 2008

                    Source: (1)U.S. Federal Reserve Board

                    AIM Investments--REGISTERED TRADEMARK-- is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc., A I M Capital Management, Inc., AIM Private Asset Management, Inc. and PowerShares Capital Management LLC are the investment advisors for the products and services represented by AIM Investments; they each provide investment advisory services to individual and institutional clients and do not sell securities. A I M Distributors, Inc. is the distributor for the retail mutual funds and U.S. institutional money market funds represented by AIM Investments and the exchange-traded funds managed by PowerShares Capital Management LLC. All entities are indirect wholly owned subsidiaries of Invesco Ltd.

AIM Basic Value Fund

                    Dear Fellow AIM Fund Shareholders:

                    The lines of communication are open: More than 250 of you
[CROCKETT           have responded to the invitation I extended in my previous
  PHOTO]            letter to complete an online survey, and more than 50
                    shareholders have contacted me directly by e-mail. When I could respond quickly and easily to a shareholder's specific concern I did, but the messages for the most part raised consistent issues that I respond to here.

                       I have received many suggestions, a few complaints, and
                    one offer to buy a gold mine! In general, your letters
                    expressed an appreciation for transparency, frankness and
                    the opportunity to comment. Nevertheless, several
                    shareholders found room for improvement in communications.
                    Some would like more concise letters while others would
                    prefer reports to be more customized for their particular
Bruce L. Crockett   information needs. With these reports going to tens of
                    thousands of people, shareholder communications necessarily have to cover those issues common to a diverse population as well as the information required by law. The ability to change or further customize letters and reports is also affected by technology, timeliness and cost.

                       Online survey responders preferred electronic
                    communications to paper at a ratio of 63% to 37%. Direct responders expressed more of a preference for paper, especially for long reports. Electronic communications are more cost-effective than paper communications that have to be printed and mailed, so I encourage those who have resisted electronic communications to give them a try.

                       The correspondence shows that improving fund performance
                    and reducing shareholder costs remain the key shareholder concerns. Several letters noted individual funds where performance had changed for the better, while others remained dissatisfied with the returns from funds they hold. Although 75% of the online survey responders wanted to see more overall fund performance data in these letters, and 58% wanted more information on individual funds, Securities and Exchange Commission (SEC) and Financial Industry Regulatory Authority (FINRA) rules are very specific about the way fund performance can be discussed in print. Respect for those rules prevents me from commenting on individual funds or very recent results here, but I can assure you that your Board and all of its Investments subcommittees continue to work with AIM Investments to make improved performance a top priority for all fund managers.

                       Expense levels came up as another dominant issue, and no
                    respondent felt these were too low. Several shareholders questioned the need for 12b-1 fees, which cover the cost of distributing fund shares and thereby help the fund to attract new assets. Your Board reviews the funds' 12b-1 fees annually with the shareholders' best interests in mind. While your Board keeps its eye on containing or lowering these fees wherever possible, we also are mindful that 12b-1 fees may be necessary in order to maintain an effective distribution system for fund shares.

                       The value of communication between the Board and
                    shareholders has been noted within and beyond the AIM community. In the online survey, 87% of the respondents felt it was either somewhat or very important to hear directly from the Board, with 55% saying it was very important. Morningstar--TRADEMARK--, the mutual fund tracking company, also commented favorably on this channel of communication in its fall 2007 update of fund stewardship grades, where AIM was one of fewer than 10 fund boards to get an A for board quality, according to BoardIQ (11/13/07).

                       In other news, Ruth Quigley retired from your Board at
                    the end of 2007, and we thank her for her many years of dedicated service. Larry Soll has assumed Ruth's place as a vice chair of the Investments Committee. The Valuation Committee, which Ruth used to chair, has been reorganized as the Valuation, Distribution and Proxy Oversight Committee under the chairmanship of Carl Frischling. The elevation of proxy oversight to standing committee status responds to suggestions from shareholders. In addition, Prema Mathi-Davis assumed my seat on the Governance Committee, and I moved to the Audit Committee.

                       Your Board looks forward to another year of diligent
                    effort on your behalf, and we are even more strongly motivated by your feedback. The invitation remains open to e-mail me at bruce@brucecrockett.com. I look forward to hearing from you.

                    Sincerely,


                    /S/ BRUCE L. CROCKETT

                    Bruce L. Crockett
                    Independent Chair
                    AIM Funds Board of Trustees

                    February 11, 2008

AIM Basic Value Fund

Management's discussion of Fund performance                                               tations of our process. First, the
                                                                                          investment strategy is intended to
=======================================================================================   preserve your capital while growing it at
  PERFORMANCE SUMMARY                                                                     above-market rates over the long term.
                                                                                          Second, our investments have little in
  For the year ended December 31, 2007, Class A shares of AIM Basic Value Fund, at net    common with popular benchmark indexes and
  asset value (NAV), outperformed the Russell 1000 Value Index and underperformed the     most of our peers. And third, the Fund's
  S&P 500 Index and the Lipper Large Cap Value Funds Index.                               short-term relative performance will
                                                                                          naturally be different than the market and
     We attribute the Fund's outperformance versus its style-specific index to            peers and have little information value
  above-market returns from selected investments in the energy, health care and           since we simply don't own the same stocks.
  consumer staples sectors. Selected investments in the financials, consumer
  discretionary and materials sectors contributed to the Fund's underperformance versus   Market conditions and your Fund
  the broad market index.
                                                                                          Beginning in July, most financial markets
     Your Fund's long-term performance appears later in this report.                      witnessed an increase in price volatility
                                                                                          from housing-related stress and the aging
  FUND VS. INDEXES                                                                        of our economic expansion. It is important
                                                                                          to understand that these periods of stress
  Total returns, 12/31/06-12/31/07, at NAV. Performance shown does not include            are healthy for financial markets in
  applicable CDSC or front-end sales charges, which would have reduced performance.       general and typically create opportunities
                                                                                          for our investment strategy in particular.
  Class A Shares                                                                  1.06%   We are hopeful that stock valuation
  Class B Shares                                                                  0.31    dispersion will increase as credit spreads
  Class C Shares                                                                  0.31    and market volatility return to normal
  Class R Shares                                                                  0.82    levels, potentially creating opportunities
  S&P 500 Index(triangle) (Broad Market Index)                                    5.49    for us to grow the portfolio's estimated
  Russell 1000 Value Index(triangle) (Style-Specific Index)                      -0.17    intrinsic value at an above-average rate.
  Lipper Large-Cap Value Funds Index(triangle) (Peer Group Index)                 2.46    While investment results can be uneven
  SOURCE: (triangle)LIPPER INC.                                                           during these periods of stress,
=======================================================================================   historically these times have yielded
How we invest                                fair business value is independent of the    attractive opportunities for future
                                             company's stock price.                       capital growth.
We seek to create wealth by maintaining a
long-term investment horizon and investing   o Market prices are more volatile than          Aided by strong earnings and a more
in companies that are selling at a           business values, partly because investors    than 50% increase in oil prices,(1) energy
significant discount to their estimated      regularly overreact to negative news.        stocks extended their multi-year market
intrinsic value--a value that is based on                                                 outperformance. Drilling company
the estimated future cash flows generated    o Long-term investment results are a         Transocean and oil service company
by the business. The Fund's philosophy is    function of the level and growth of          Weatherford International made significant
based on key elements that we believe have   business value in the portfolio.             contributions to performance.
extensive empirical evidence:
                                                Since our application of this strategy       Waters Corp. was also among the top
o  Company intrinsic values can be           is highly disciplined and relatively         contributors to performance. A long-time
   reasonably estimated. Importantly, this   unique, it is important to understand the    fund holding, Waters' stock rose more than
   estimated                                 benefits and limi-                           60% in 2007, making it one of the Fund's
==========================================   ==========================================   best performers.
  PORTFOLIO COMPOSITION                        TOP 10 EQUITY HOLDINGS*
                                                                                             The largest detractors from performance
By sector                                     1. UnitedHealth Group Inc.           5.5%   were Citigroup, Interpublic Group and
Financials                           19.4%    2. Dell Inc.                         3.7    Fannie Mae. We were surprised by the
Information Technology               17.9     3. Western Union Co.                 3.7    extent of Citigroup's collaterized debt
Consumer Discretionary               17.0     4. Weatherford International Ltd.    3.4    obligation (CDO) losses, which came at a
Health Care                          16.4     5. Halliburton Co.                   3.3    time when the company lacked an excess
Industrials                          11.0     6. Fannie Mae                        3.1    capital cushion to absorb sizable losses.
Energy                                9.5     7. KLA-Tencor Corp.                  3.0    Citigroup has a new chief executive
Consumer Staples                      4.6     8. Waters Corp.                      3.0    officer as a result of the incident, Wall
Materials                             2.7     9. Cardinal Health, Inc.             3.0    Street veteran Vikram Pandit. Earlier in
Telecommunication Services            1.3    10. Citigroup Inc.                    2.9    the year, the company hired a world-class
Money Market Funds Plus                                                                   chief financial officer in Gary
Other Assets Less Liabilities         0.2    Total Net Assets             $4.20 billion   Crittenden. We believe this management
                                                                                          team will realize the potential of
                                             Total Number of Holdings*              44    Citigroup's global banking franchise--one
The Fund's holdings are subject to change,                                                of the best growth opportunities of any
and there is no assurance that the Fund                                                   large financial company in the world, in
will continue to hold any particular                                                      our opinion.
security.

*  Excluding money market fund holdings.
==========================================   ==========================================

AIM Basic Value Fund

   INTERPUBLIC GROUP's stock declined by        As managers and shareholders, we know a   The views and opinions expressed in
33% during 2007 as investors continued to    long-term investment horizon and             management's discussion of Fund
express concern over the pace of the         attractive potential upside to our           performance are those of A I M Advisors,
company's turnaround as well as fears of     estimate of portfolio intrinsic value are    Inc. These views and opinions are subject
the potential impact of a slowing global     critical to creating wealth. But we          to change at any time based on factors
economy. We remain dissatisfied with the     understand maintaining a long-term           such as market and economic conditions.
pace of improvement at Interpublic.          investment horizon is a challenge. So,       These views and opinions may not be relied
However, we believe the magnitude of the     when you consider our short-term results     upon as investment advice or
opportunity combined with the progress to    we encourage you to review our long-term     recommendations, or as an offer for a
date justify our continued investment.       results. We are long-term investors who      particular security. The information is
                                             provide a portfolio that in our opinion is   not a complete analysis of every aspect of
   FANNIE MAE has been affected by           distinct from market indexes and most of     any market, country, industry, security or
increased mortgage losses as well as         our peers.                                   the Fund. Statements of fact are from
accounting complexities that create                                                       sources considered reliable, but A I M
volatility in regulatory capital. We            Recent studies have shown short-term      Advisors, Inc. makes no representation or
believe accounting and capital standards     results have little information value and    warranty as to their completeness or
required of the company are in conflict      the frequent trading of stocks or mutual     accuracy. Although historical performance
with the economics of the business. We       funds is a costly exercise--reducing         is no guarantee of future results, these
believe this situation is inconsistent       actual returns by several percentage         insights may help you understand our
with sound regulatory policy, and we         points per year as shareholders              investment management philosophy.
expect it to eventually be resolved. More    unknowingly exchange tomorrow's winner for
importantly, we believe mortgage credit      tomorrow's loser.(2) In addition, a recent        See important Fund and index
losses to be manageable and believe Fannie   Yale University study reveals half of all         disclosures later in this report.
Mae may ultimately emerge as an even more    mutual funds charge an active management
dominate player in the mortgage industry.    fee for essentially a closet-index                     Bret W. Stanley
                                             portfolio. While this creates smooth and     [STANLEY  Chartered Financial Analyst,
Portfolio assessment                         innocuous short-term relative performance,     PHOTO]  senior portfolio manager, is
                                             it typically leads to long-term                        lead manager of AIM Basic Value
We believe the single most important         underperformance.(3) Considering these       Fund. He earned a B.B.A. in finance from
indicator of the way AIM Basic Value Fund    factors, your Fund is doing something        The University of Texas at Austin and an
is positioned for potential success is not   different and old fashioned--investing for   M.S. in finance from the University of
our historical investment results or         the long term and following a common-sense   Houston.
popular statistical measures, but the        approach that has produced a portfolio
portfolio's estimated intrinsic value--the   that is different from common stock market             R. Canon Coleman II
aggregate business value of the portfolio    indexes and more attractively valued, in     [COLEMAN  Chartered Financial Analyst,
based on our estimate of intrinsic value     our opinion.                                  PHOTO]   portfolio manager, is manager
for each individual holding. During the                                                             of AIM Basic Value Fund. He
year, we believe the estimated intrinsic        We remain optimistic about AIM Basic      earned a B.S. and an M.S. in accounting
value of the portfolio grew at an            Value Fund's portfolio. As always, we are    from the University of Florida. He also
attractive rate despite modest impairments   continually searching for opportunities to   earned an M.B.A. from the Wharton School
in the business values of some of our        increase the portfolio's estimated           at the University of Pennsylvania.
financial service investments.               intrinsic value. We thank you for your
                                             investment and for sharing our long-term                   Matthew W. Seinsheimer
   At the close of the year, and in our      horizon.                                     [SEINSHEIMER  Chartered Financial Analyst,
opinion, the difference between the market                                                    PHOTO]    senior portfolio manager, is
price and the estimated intrinsic value of   Sources: (1)WRTG Economics; (2)"The Mutual                 manager of AIM Basic Value
the portfolio was above the Fund's           Fund Industry Sixty Years Later: For         Fund. He earned a B.B.A. in finance from
historical average, and we believed this     Better or Worse," Financial Analysts         Southern Methodist University and an
value content was greater than what was      Journal, essay by John C. Bogle, 2005;       M.B.A. from The University of Texas at
available in the broad market. While there   (3)"How Active is Your Fund Manager: A New   Austin
is no assurance that market value will       Measure That Predicts Performance,"
ever reflect our estimate of the             Martijn Cremens and Antti Petajistto, Yale
portfolio's intrinsic value, we believe      School of Management, August 2006                      Michael J. Simon
this provides the best indication that                                                     [SIMON   Chartered Financial Analyst,
your Fund is positioned to potentially                                                      PHOTO]  senior portfolio manager, is
achieve its objective of long-term growth                                                           manager of AIM Basic Value Fund.
of capital.                                                                               He earned a B.B.A. in finance from Texas
                                                                                          Christian University and an M.B.A. from
Context for results                                                                       the University of Chicago.

During the year, the Fund distributed a                                                   Assisted by the Basic Value Team
long-term capital gain representing
approximately 16% of your investment,
despite only a modest return during this
year. Further information about this
capital gain can be found on page 7.

AIM Basic Value Fund

Your Fund's long-term performance

Past performance cannot guarantee            table(s) does not reflect deduction of       change, in the value of the investment. In
comparable future results.                   taxes a shareholder would pay on Fund        other words, the space between $5,000 and
                                             distributions or sale of Fund shares.        $10,000 is the same size as the space
   The data shown in the chart include       Performance of the indexes does not          between $10,000 and $20,000, and so on.
reinvested distributions, applicable sales   reflect the effects of taxes.
charges, Fund expenses and management
fees. Results for Class B shares are            This chart, which is a logarithmic
calculated as if a hypothetical              chart, presents the fluctuations in the
shareholder had liquidated his entire        value of the Fund and its indexes. We
investment in the Fund at the close of the   believe that a logarithmic chart is more
reporting period and paid the applicable     effective than other types of charts in
contingent deferred sales charges. Index     illustrating changes in value during the
results include reinvested dividends, but    early years shown in the chart. The
they do not reflect sales charges.           vertical axis, the one that indicates the
Performance of an index of funds reflects    dollar value of an investment, is
fund expenses and management fees;           constructed with each segment representing
performance of a market index does not.      a percent change in the value of the
Performance shown in the chart and           investment. In this chart, each segment
                                             represents a doubling, or 100%

====================================================================================================================================
                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT
FUND DATA FROM 10/18/95, INDEX DATA FROM 10/31/95

                AIM BASIC VALUE FUND-   AIM BASIC VALUE FUND-                      RUSSELL 1000 VALUE   LIPPER LARGE-CAP VALUE
       DATE        CLASS A SHARES          CLASS B SHARES       S&P 500 INDEX(1)         INDEX(1)          FUNDS INDEX(1)

     10/18/95           $ 9450                  $10000
        10/95             9466                   10009               $10000              $10000                 $10000
        11/95            10276                   10867                10438               10506                  10433
        12/95            10550                   11156                10640               10771                  10603
         1/96            10880                   11488                11001               11106                  10929
         2/96            10855                   11462                11104               11190                  11051
         3/96            11095                   11707                11211               11380                  11171
         4/96            11566                   12196                11376               11424                  11323
         5/96            12145                   12809                11669               11567                  11533
         6/96            11888                   12528                11713               11576                  11539
         7/96            11177                   11775                11196               11139                  11087
         8/96            11392                   11985                11432               11457                  11375
         9/96            12021                   12640                12075               11913                  11932
        10/96            12136                   12763                12408               12374                  12184
        11/96            12327                   12956                13345               13271                  13057
        12/96            12144                   12754                13081               13101                  12836
         1/97            12708                   13342                13898               13737                  13484
         2/97            12907                   13543                14007               13938                  13592
         3/97            12336                   12938                13432               13437                  13073
         4/97            12626                   13237                14233               14002                  13654
         5/97            13363                   13991                15104               14784                  14441
         6/97            13860                   14509                15775               15418                  15044
         7/97            15261                   15965                17030               16578                  16177
         8/97            14805                   15491                16077               15988                  15485
         9/97            15625                   16334                16957               16954                  16278
        10/97            14820                   15483                16391               16480                  15787
        11/97            15060                   15720                17149               17209                  16304
        12/97            15451                   16127                17443               17711                  16491
         1/98            15146                   15804                17636               17460                  16515
         2/98            16275                   16977                18907               18636                  17601
         3/98            16857                   17573                19875               19776                  18383
         4/98            17098                   17810                20078               19908                  18570
         5/98            16471                   17148                19734               19613                  18254
         6/98            16453                   17120                20535               19864                  18596
         7/98            16237                   16884                20318               19514                  18273
         8/98            13586                   14130                17382               16610                  15779
         9/98            14374                   14934                18497               17563                  16538
        10/98            15510                   16108                19999               18923                  17862
        11/98            16308                   16931                21211               19805                  18774
        12/98            16531                   17150                22432               20479                  19499
         1/99            16915                   17536                23370               20643                  19823
         2/99            16213                   16803                22643               20351                  19369
         3/99            17116                   17728                23549               20772                  19957
         4/99            19250                   19927                24461               22713                  21133
         5/99            19760                   20447                23884               22463                  20773
         6/99            20726                   21420                25206               23115                  21688
         7/99            20061                   20726                24422               22438                  21072
         8/99            19513                   20148                24301               21606                  20688
         9/99            18729                   19328                23636               20851                  19923
        10/99            19467                   20080                25131               22051                  20883
        11/99            20170                   20792                25642               21878                  20956
        12/99            21828                   22487                27150               21984                  21601
         1/00            21068                   21693                25786               21267                  20688
         2/00            20373                   20966                25299               19687                  19818
         3/00            22836                   23493                27772               22089                  21632
         4/00            22763                   23397                26937               21832                  21392
         5/00            23275                   23921                26385               22062                  21408
         6/00            22507                   23117                27034               21054                  21171
         7/00            22635                   23233                26612               21317                  21076
         8/00            24145                   24773                28264               22503                  22295
         9/00            24915                   25548                26772               22709                  21943
        10/00            25685                   26322                26659               23267                  22119
        11/00            24961                   25567                24559               22404                  21171
        12/00            26249                   26876                24679               23526                  22023
         1/01            26792                   27413                25554               23617                  22206
         2/01            26663                   27268                23226               22960                  21136
         3/01            25842                   26420                21755               22148                  20315
         4/01            27468                   28058                23444               23235                  21466
====================================================================================================================================
                                                                                                              SOURCE: (1)LIPPER INC.

====================================================================================================================================
                                                          [MOUNTAIN CHART]

         5/01            28187                   28790                23602               23757                  21811
         6/01            27976                   28557                23027               23230                  21218
         7/01            27828                   28383                22801               23180                  21074
         8/01            26628                   27143                21375               22252                  20087
         9/01            23127                   23571                19649               20686                  18519
        10/01            23580                   24009                20024               20508                  18640
        11/01            25473                   25932                21559               21700                  19836
        12/01            26283                   26726                21748               22211                  20135
         1/02            26063                   26491                21431               22040                  19763
         2/02            25565                   25974                21018               22075                  19654
         3/02            27469                   27896                21808               23120                  20521
         4/02            26500                   26892                20486               22327                  19647
         5/02            26343                   26717                20336               22439                  19673
         6/02            23664                   23995                18888               21150                  18301
         7/02            21049                   21319                17416               19184                  16720
         8/02            21382                   21652                17530               19329                  16833
         9/02            18739                   18958                15627               17180                  14887
        10/02            19914                   20139                17001               18453                  15980
        11/02            21551                   21779                18000               19615                  16981
        12/02            20211                   20411                16943               18763                  16173
         1/03            19758                   19942                16500               18309                  15788
         2/03            19027                   19190                16253               17821                  15393
         3/03            18934                   19092                16410               17850                  15383
         4/03            20662                   20820                17761               19422                  16682
         5/03            22799                   22966                18696               20675                  17708
         6/03            22910                   23065                18935               20934                  17911
         7/03            23586                   23739                19269               21246                  18160
         8/03            24391                   24529                19644               21577                  18467
         9/03            23883                   24011                19436               21366                  18260
        10/03            25068                   25183                20535               22674                  19267
        11/03            25559                   25652                20715               22981                  19504
        12/03            27039                   27134                21801               24398                  20701
         1/04            27455                   27533                22201               24827                  21014
         2/04            28002                   28059                22509               25359                  21457
         3/04            27909                   27952                22170               25137                  21201
         4/04            27513                   27542                21822               24523                  20810
         5/04            27772                   27776                22121               24773                  20962
         6/04            28447                   28439                22551               25358                  21423
         7/04            26885                   26867                21805               25001                  20908
         8/04            26710                   26671                21892               25356                  21059
         9/04            27025                   26972                22129               25749                  21308
        10/04            27506                   27441                22467               26178                  21535
        11/04            28959                   28866                23376               27501                  22470
        12/04            29987                   29882                24171               28422                  23184
         1/05            29450                   29326                23582               27917                  22734
         2/05            30080                   29930                24078               28843                  23372
         3/05            29506                   29355                23652               28447                  22992
         4/05            28839                   28671                23204               27937                  22537
         5/05            29404                   29219                23942               28610                  23064
         6/05            29922                   29716                23976               28923                  23298
         7/05            30921                   30690                24867               29760                  24057
         8/05            30429                   30184                24640               29631                  23953
         9/05            30706                   30447                24840               30047                  24184
        10/05            29883                   29606                24425               29283                  23680
        11/05            31049                   30737                25348               30246                  24494
        12/05            31651                   31312                25357               30427                  24635
         1/06            32797                   32424                26029               31608                  25354
         2/06            32630                   32239                26099               31801                  25400
         3/06            33223                   32803                26424               32232                  25721
         4/06            33446                   32996                26779               33051                  26360
         5/06            32272                   31825                26009               32216                  25716
         6/06            31959                   31494                26043               32423                  25734
         7/06            31857                   31378                26204               33211                  26128
         8/06            32392                   31886                26826               33766                  26610
         9/06            33224                   32686                27517               34439                  27229
        10/06            34298                   33713                28413               35567                  28040
        11/06            34843                   34238                28953               36379                  28524
        12/06            35819                   35173                29359               37195                  29139
         1/07            36338                   35659                29803               37671                  29514
         2/07            35651                   34953                29222               37084                  28987
         3/07            35983                   35264                29548               37657                  29357
         4/07            37598                   36829                30856               39049                  30615
         5/07            38967                   38144                31932               40457                  31742
         6/07            38566                   37728                31402               39512                  31258
         7/07            36753                   35925                30429               37685                  30003
         8/07            37084                   36234                30885               38107                  30359
         9/07            37340                   36451                32038               39416                  31320
        10/07            38553                   37621                32548               39420                  31566
        11/07            36618                   35706                31187               37493                  30208
        12/07            36165                   36360                30971               37131                  29856
====================================================================================================================================

AIM Basic Value Fund

==========================================   =======================================================================================
  AVERAGE ANNUAL TOTAL RETURNS               AVERAGE ANNUAL TOTAL RETURN COMPARISON
  As of 12/31/07, including maximum
  applicable sales charges                   As of 12/31/07, excluding applicable sales charges. If sales charges were included, returns would be lower.
  CLASS A SHARES                                                                                                   SINCE LEAD
  Inception (10/18/95)              11.11%                                                                     PORTFOLIO MANAGER
  10 Years                           8.27                                                   1 YEAR   5 YEARS      INCEPTION(1)
   5 Years                          11.09
   1 Year                           -4.49    AIM Basic Value Fund Class A Shares             1.06%    12.35%         10.96%
                                             Russell 1000 Value Index(triangle)             -0.17     14.63           8.90(square)
  CLASS B SHARES                             Lipper Large-Cap Value Funds Index(triangle)    2.46     13.04           6.88(square)
  Inception (10/18/95)              11.16%   S&P 500 Index(triangle)                         5.49     12.82           6.17(square)
  10 Years                           8.31
   5 Years                          11.32    SOURCES: (triangle)LIPPER INC.; (square)StyleADVISOR
   1 Year                           -3.91
                                             (1)   Since Bret Stanley became lead portfolio manager on September 8, 1998
  CLASS C SHARES
  Inception (5/3/99)                 6.59%   During the year, the Fund distributed a long-term capital gain representing
  5 Years                           11.58    approximately 16% of your investment, despite only a modest return during this year.
  1 Year                            -0.54    Since the current lead manager began managing the Fund on September 8, 1998, the cumulative total return for Class A shares at net asset value was 163.45% through
  CLASS R SHARES                             December 31, 2007, but the cumulative gains to shareholders have been less than 25%. As
  10 Years                           8.68%   fellow taxable shareholders, we never like paying taxes but are pleased that the gains
   5 Years                          12.12    have been deferred for so many years, thus benefiting our after-tax results.* The
   1 Year                            0.82    long-term nature of our strategy could continue to defer gains to the future, but
==========================================   considering the strong results of the past several years, it is only natural that portfolio turnover may produce additional capital gains.

                                             *   This information is not intended as tax advice. Consult your tax advisor about your particular situation.
                                             =======================================================================================

CLASS R SHARES' inception date is June 03,   AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT   THE SEVENTH YEAR. THE CDSC ON CLASS C
2002. Returns since that date are            YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL    SHARES IS 1% FOR THE FIRST YEAR AFTER
historical returns. All other returns are    SHARES.                                      PURCHASE. CLASS R SHARES DO NOT HAVE A
blended returns of HISTORICAL CLASS R                                                     FRONT-END SALES CHARGE; RETURNS SHOWN ARE
SHARE PERFORMANCE AND RESTATED CLASS A          THE TOTAL ANNUAL FUND OPERATING EXPENSE   AT NET ASSET VALUE AND DO NOT REFLECT A
SHARE PERFORMANCE (FOR PERIODS PRIOR TO      RATIO SET FORTH IN THE MOST RECENT FUND      0.75% CDSC THAT MAY BE IMPOSED ON A TOTAL
THE INCEPTION DATE OF CLASS R SHARES) AT     PROSPECTUS AS OF THE DATE OF THIS REPORT     REDEMPTION OF RETIREMENT PLAN ASSETS
NET ASSET VALUE, ADJUSTED TO REFLECT THE     FOR CLASS A, CLASS B, CLASS C AND CLASS R    WITHIN THE FIRST YEAR.
HIGHER RULE 12B-1 FEES APPLICABLE TO CLASS   SHARES WAS 1.15%, 1.90%, 1.90% AND 1.40%,
R SHARES. CLASS A SHARES' inception date     RESPECTIVELY. THE EXPENSE RATIOS PRESENTED      THE PERFORMANCE OF THE FUND'S SHARE
is October 18, 1995.                         ABOVE MAY VARY FROM THE EXPENSE RATIOS       CLASSES WILL DIFFER PRIMARILY DUE TO
                                             PRESENTED IN OTHER SECTIONS OF THIS REPORT   DIFFERENT SALES CHARGE STRUCTURES AND
   THE PERFORMANCE DATA QUOTED REPRESENT     THAT ARE BASED ON EXPENSES INCURRED DURING   CLASS EXPENSES.
PAST PERFORMANCE AND CANNOT GUARANTEE        THE PERIOD COVERED BY THIS REPORT.
COMPARABLE FUTURE RESULTS; CURRENT
PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE      CLASS A SHARE PERFORMANCE REFLECTS THE
VISIT AIMINVESTMENTS.COM FOR THE MOST        MAXIMUM 5.50% SALES CHARGE, AND CLASS B
RECENT MONTH-END PERFORMANCE. PERFORMANCE    AND CLASS C SHARE PERFORMANCE REFLECTS THE
FIGURES REFLECT REINVESTED DISTRIBUTIONS,    APPLICABLE CONTINGENT DEFERRED SALES
CHANGES IN NET ASSET VALUE AND THE EFFECT    CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE   ==========================================
OF THE MAXIMUM SALES CHARGE UNLESS           CDSC ON CLASS B SHARES DECLINES FROM 5%      FOR A DISCUSSION OF THE RISKS OF INVESTING
OTHERWISE STATED. INVESTMENT RETURN          BEGINNING AT THE TIME OF PURCHASE TO 0% AT   IN YOUR FUND AND INDEXES USED IN THIS
                                             THE BEGINNING OF                             REPORT, PLEASE TURN THE PAGE.
                                                                                          ==========================================

AIM Basic Value Fund

AIM BASIC VALUE FUND's INVESTMENT OBJECTIVE IS TO PROVIDE LONG-TERM GROWTH OF CAPITAL.

o Unless otherwise stated, information presented in this report is as of December 31, 2007, and is based on total net assets.

o Unless otherwise noted, all data in this report are from A I M Management Group Inc.

About share classes                          of time and may never realize their full     Other information
                                             value.
o Class B shares are not available as an                                                  o The returns shown in the management's
investment for retirement plans maintained   o Because a large percentage of the Fund's   discussion of Fund performance are based
pursuant to Section 401 of the Internal      assets may be invested in a limited number   on net asset values calculated for
Revenue Code, including 401(k) plans,        of securities, a change in the value of      shareholder transactions. Generally
money purchase pension plans and profit      these securities could significantly         accepted accounting principles require
sharing plans. Plans that had existing       affect the value of your investment in the   adjustments to be made to the net assets
accounts invested in Class B shares prior    Fund.                                        of the Fund at period end for financial
to September 30, 2003, will continue to be                                                reporting purposes, and as such, the net
allowed to make additional purchases.        About indexes used in this report            asset values for shareholder transactions
                                                                                          and the returns based on those net asset
o Class R shares are available only to       o The S&P 500--registered trademark--        values may differ from the net asset
certain retirement plans. Please see the     Index is a market capitalization-weighted    values and returns reported in the
prospectus for more information.             index covering all major areas of the U.S.   Financial Highlights.
                                             economy. It is not the 500 largest
Principal risks of investing in the Fund     companies, but rather the most widely held   o Industry classifications used in this
                                             500 companies chosen with respect to         report are generally according to the
o Prices of equity securities change in      market size, liquidity, and their            Global Industry Classification Standard,
response to many factors including the       industry.                                    which was developed by and is the
historical and prospective earnings of the                                                exclusive property and a service mark of
issuer, the value of its assets, general     o The Russell 1000--registered trademark--   Morgan Stanley Capital International Inc.
economic conditions, interest rates,         Value Index measures the performance of      and Standard & Poor's.
investor perceptions and market liquidity.   those Russell 1000 companies with lower
                                             price-to-book ratios and lower forecasted    o The Chartered Financial
o Foreign securities have additional         growth values. The Russell 1000 Value        Analyst--REGISTERED TRADEMARK--
risks, including exchange rate changes,      Index is a trademark/service mark of the     (CFA--REGISTERED TRADEMARK--)
political and economic upheaval, the         Frank Russell Company. Russell--REGISTERED   designation is a globally recognized
relative lack of information, relatively     TRADEMARK-- is a trademark of the Frank      standard for measuring the competence and
low market liquidity, and the potential      Russell Company.                             integrity of investment professionals.
lack of strict financial and accounting
controls and standards.                      o The Lipper Large-Cap Value Funds Index
                                             is an equally weighted representation of
o The Fund may use enhanced investment       the largest funds in the Lipper Large-Cap
techniques such as leveraging and            Value Funds category. These funds
derivatives. Leveraging entails risks such   typically have a below-average
as magnifying changes in the value of the    price-to-earnings ratio, price-to-book
portfolio's securities. Derivatives are      ratio, and three-year sales-per-share
subject to counter-party risk--the risk      growth value, compared to the S&P
that the other party will not complete the   500--REGISTERED TRADEMARK-- Index.
transaction with the Fund.
                                             o The Fund is not managed to track the
o There is no guarantee that the             performance of any particular index,
investment techniques and risk analyses      including the indexes defined here, and
used by the Fund's portfolio managers will   consequently, the performance of the Fund
produce the desired results.                 may deviate significantly from the
                                             performance of the indexes.
o The prices of securities held by the
Fund may decline in response to market       o A direct investment cannot be made in an
risks.                                       index. Unless otherwise indicated, index
                                             results include reinvested dividends, and
o The Fund invests in "value" stocks,        they do not reflect sales charges.
which can continue to be inexpensive for     Performance of an index of funds reflects
long periods                                 fund expenses; performance of a market
                                             index does not.

=======================================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS,     ==========================================
WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.           FUND NASDAQ SYMBOLS
INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
=======================================================================================   Class A Shares                       GTVLX
                                                                                          Class B Shares                       GTVBX
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE                                     Class C Shares                       GTVCX
AIMINVESTMENTS.COM                                                                        Class R Shares                       GTVRX
                                                                                          ==========================================

AIM Basic Value Fund

SCHEDULE OF INVESTMENTS(a)

December 31, 2007


                                                 SHARES         VALUE
--------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-99.79%

ADVERTISING-5.22%

Interpublic Group of Cos., Inc. (The)(b)       13,322,465   $  108,045,191
--------------------------------------------------------------------------
Omnicom Group Inc.                              2,335,771      111,019,196
==========================================================================
                                                               219,064,387
==========================================================================

APPAREL RETAIL-2.52%

Gap, Inc. (The)                                 4,974,998      105,867,958
==========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-1.27%

Bank of New York Mellon Corp. (The)             1,096,901       53,484,893
==========================================================================

AUTO PARTS & EQUIPMENT-0.65%

WABCO Holdings Inc.                               548,238       27,461,241
==========================================================================

BREWERS-2.68%

Molson Coors Brewing Co.-Class B                2,181,918      112,630,607
==========================================================================

BUILDING PRODUCTS-1.84%

Trane, Inc.                                     1,654,864       77,298,697
==========================================================================

COMPUTER HARDWARE-3.73%

Dell Inc.(b)                                    6,389,729      156,612,258
==========================================================================

CONSTRUCTION MATERIALS-2.70%

Cemex S.A.B. de C.V.-ADR (Mexico)(b)            4,391,184      113,512,106
==========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-3.68%

Western Union Co.                               6,359,613      154,411,404
==========================================================================

EDUCATION SERVICES-2.10%

Apollo Group, Inc.-Class A(b)                   1,259,416       88,348,032
==========================================================================

ELECTRONIC MANUFACTURING SERVICES-1.25%

Tyco Electronics Ltd.                           1,415,982       52,575,412
==========================================================================

ENVIRONMENTAL & FACILITIES SERVICES-0.81%

Waste Management, Inc.                          1,036,101       33,849,420
==========================================================================

GENERAL MERCHANDISE STORES-2.64%

Target Corp.                                    2,215,325      110,766,250
==========================================================================

HEALTH CARE DISTRIBUTORS-2.98%

Cardinal Health, Inc.                           2,166,044      125,089,041
==========================================================================

HOME IMPROVEMENT RETAIL-1.97%

Home Depot, Inc. (The)                          3,078,063       82,923,017
==========================================================================

                                                 SHARES         VALUE
--------------------------------------------------------------------------


HUMAN RESOURCE & EMPLOYMENT SERVICES-1.61%

Robert Half International, Inc.                 2,497,386   $   67,529,317
==========================================================================

INDUSTRIAL CONGLOMERATES-3.95%

General Electric Co.                            2,566,426       95,137,412
--------------------------------------------------------------------------
Tyco International Ltd.                         1,782,063       70,658,798
==========================================================================
                                                               165,796,210
==========================================================================

INDUSTRIAL MACHINERY-2.82%

Illinois Tool Works Inc.                        2,213,682      118,520,534
==========================================================================

INSURANCE BROKERS-1.33%

Marsh & McLennan Cos., Inc.                     2,109,342       55,834,283
==========================================================================

INVESTMENT BANKING & BROKERAGE-3.46%

Merrill Lynch & Co., Inc.                       1,325,739       71,165,670
--------------------------------------------------------------------------
Morgan Stanley                                  1,399,437       74,324,099
==========================================================================
                                                               145,489,769
==========================================================================

LIFE SCIENCES TOOLS & SERVICES-3.04%

Waters Corp.(b)                                 1,615,592      127,744,860
==========================================================================

MANAGED HEALTH CARE-5.52%

UnitedHealth Group Inc.                         3,981,486      231,722,485
==========================================================================

MOVIES & ENTERTAINMENT-1.52%

Walt Disney Co. (The)                           1,976,193       63,791,510
==========================================================================

MULTI-LINE INSURANCE-1.78%

American International Group, Inc.              1,285,433       74,940,744
==========================================================================

OIL & GAS DRILLING-2.72%

Transocean Inc.                                   798,427      114,294,825
==========================================================================

OIL & GAS EQUIPMENT & SERVICES-6.75%

Halliburton Co.                                 3,683,677      139,648,195
--------------------------------------------------------------------------
Weatherford International Ltd.(b)               2,097,605      143,895,703
==========================================================================
                                                               283,543,898
==========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-5.18%

Citigroup Inc.                                  4,094,891      120,553,591
--------------------------------------------------------------------------
JPMorgan Chase & Co.                            2,216,397       96,745,729
==========================================================================
                                                               217,299,320
==========================================================================

PACKAGED FOODS & MEATS-1.93%

Unilever N.V. (Netherlands)(c)                  2,217,003       81,020,407
==========================================================================

AIM Basic Value Fund


                                                 SHARES         VALUE
--------------------------------------------------------------------------

PHARMACEUTICALS-4.85%

Sanofi-Aventis (France)(c)(d)                   1,207,960   $  110,204,196
--------------------------------------------------------------------------
Wyeth                                           2,111,175       93,292,823
==========================================================================
                                                               203,497,019
==========================================================================

PROPERTY & CASUALTY INSURANCE-1.30%

ACE Ltd.                                          883,415       54,577,379
==========================================================================

SEMICONDUCTOR EQUIPMENT-3.05%

KLA-Tencor Corp.                                2,655,532      127,890,421
==========================================================================

SEMICONDUCTORS-0.53%

Maxim Integrated Products, Inc.                   833,617       22,074,178
==========================================================================

SPECIALIZED CONSUMER SERVICES-0.37%

H&R Block, Inc.                                   830,760       15,427,213
==========================================================================

SPECIALIZED FINANCE-1.93%

Moody's Corp.                                   2,266,693       80,920,940
==========================================================================

SYSTEMS SOFTWARE-5.69%

CA Inc.                                         4,799,622      119,750,569
--------------------------------------------------------------------------
Microsoft Corp.                                 3,344,444      119,062,206
==========================================================================
                                                               238,812,775
==========================================================================

THRIFTS & MORTGAGE FINANCE-3.10%

Fannie Mae                                      3,260,057      130,337,079
==========================================================================

                                                 SHARES         VALUE
--------------------------------------------------------------------------


WIRELESS TELECOMMUNICATION SERVICES-1.32%

Sprint Nextel Corp.                             4,211,292   $   55,294,264
==========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $3,196,379,023)                        4,190,254,153
==========================================================================

MONEY MARKET FUNDS-1.59%

Liquid Assets Portfolio-Institutional
  Class(e)                                     33,426,461       33,426,461
--------------------------------------------------------------------------
Premier Portfolio-Institutional Class(e)       33,426,461       33,426,461
==========================================================================
    Total Money Market Funds (Cost
      $66,852,922)                                              66,852,922
==========================================================================
TOTAL INVESTMENTS (excluding investments
  purchased with cash collateral from
  securities on loan)-101.38% (Cost
  $3,263,231,945)                                            4,257,107,075
==========================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES ON LOAN MONEY MARKET
  FUNDS-0.30%

Liquid Assets Portfolio-Institutional Class
  (Cost $12,645,940)(e)(f)                     12,645,940       12,645,940
==========================================================================
TOTAL INVESTMENTS-101.68% (Cost
  $3,275,877,885)                                            4,269,753,015
==========================================================================
OTHER ASSETS LESS LIABILITIES-(1.68)%                          (70,589,579)
==========================================================================
NET ASSETS-100.00%                                          $4,199,163,436
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.
(b) Non-income producing security.
(c) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate value of these securities at December 31, 2007 was $191,224,603, which represented 4.55% of the Fund's Net Assets. See Note 1A.
(d) All or a portion of this security was out on loan at December 31, 2007.
(e) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(f) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Basic Value Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS:

Investments, at value (Cost $3,196,379,023)*  $4,190,254,153
------------------------------------------------------------
Investments in affiliated money market funds
  (Cost $79,498,862)                              79,498,862
============================================================
    Total investments (Cost $3,275,877,885)    4,269,753,015
============================================================
Foreign currencies, at value (Cost $1,018)             1,036
------------------------------------------------------------
Receivables for:
  Investments sold                                 9,710,686
------------------------------------------------------------
  Fund shares sold                                 4,547,760
------------------------------------------------------------
  Dividends                                        3,814,653
------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               114,742
------------------------------------------------------------
Other assets                                          70,896
============================================================
    Total assets                               4,288,012,788
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                           33,167,410
------------------------------------------------------------
  Fund shares reacquired                          37,868,529
------------------------------------------------------------
  Amount due custodian                                11,132
------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 515,412
------------------------------------------------------------
  Collateral upon return of securities
    loaned                                        12,645,940
------------------------------------------------------------
Accrued distribution fees                          1,787,825
------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                             2,785
------------------------------------------------------------
Accrued transfer agent fees                        2,431,109
------------------------------------------------------------
Accrued operating expenses                           419,210
============================================================
    Total liabilities                             88,849,352
============================================================
Net assets applicable to shares outstanding   $4,199,163,436
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                 $3,045,739,382
------------------------------------------------------------
Undistributed net investment income                3,180,196
------------------------------------------------------------
Undistributed net realized gain                  156,368,710
------------------------------------------------------------
Unrealized appreciation                          993,875,148
============================================================
                                              $4,199,163,436
____________________________________________________________
============================================================

NET ASSETS:

Class A                                       $2,404,899,536
____________________________________________________________
============================================================
Class B                                       $1,015,776,193
____________________________________________________________
============================================================
Class C                                       $  399,261,542
____________________________________________________________
============================================================
Class R                                       $   51,572,051
____________________________________________________________
============================================================
Institutional Class                           $  327,654,114
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           76,333,889
____________________________________________________________
============================================================
Class B                                           35,525,396
____________________________________________________________
============================================================
Class C                                           13,966,371
____________________________________________________________
============================================================
Class R                                            1,657,141
____________________________________________________________
============================================================
Institutional Class                               10,089,660
____________________________________________________________
============================================================
Class A:
  Net asset value per share                   $        31.51
------------------------------------------------------------
  Maximum offering price per share
    (Net asset value of $31.51 divided by
    94.50%)                                   $        33.34
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                     $        28.59
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                     $        28.59
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
    share                                     $        31.12
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
    share                                     $        32.47
____________________________________________________________
============================================================

* At December 31, 2007, securities with an aggregate value of $11,863,852 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Basic Value Fund

STATEMENT OF OPERATIONS

For the year ended December 31, 2007

INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of $953,825)      $  68,843,337
---------------------------------------------------------------------------
Dividends from affiliated money market funds (includes
  securities lending income of $292,838)                          3,071,602
===========================================================================
    Total investment income                                      71,914,939
===========================================================================

EXPENSES:

Advisory fees                                                    31,971,628
---------------------------------------------------------------------------
Administrative services fees                                        639,343
---------------------------------------------------------------------------
Custodian fees                                                      317,132
---------------------------------------------------------------------------
Distribution fees:
  Class A                                                         7,117,239
---------------------------------------------------------------------------
  Class B                                                        12,672,218
---------------------------------------------------------------------------
  Class C                                                         4,702,758
---------------------------------------------------------------------------
  Class R                                                           274,282
---------------------------------------------------------------------------
Transfer agent fees -- A, B, C and R                             10,439,294
---------------------------------------------------------------------------
Transfer agent fees -- Institutional                                338,766
---------------------------------------------------------------------------
Trustees' and officer's fees and benefits                           166,058
---------------------------------------------------------------------------
Other                                                             1,044,366
===========================================================================
    Total expenses                                               69,683,084
===========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangement(s)                                                 (1,653,049)
===========================================================================
    Net expenses                                                 68,030,035
===========================================================================
Net investment income                                             3,884,904
===========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain (loss) from:
  Investment securities (includes net gains from securities
    sold to affiliates of $7,089,501)                           759,098,502
---------------------------------------------------------------------------
  Foreign currencies                                               (277,712)
===========================================================================
                                                                758,820,790
===========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        (685,222,107)
---------------------------------------------------------------------------
  Foreign currencies                                                (52,935)
===========================================================================
                                                               (685,275,042)
===========================================================================
Net realized and unrealized gain                                 73,545,748
===========================================================================
Net increase in net assets resulting from operations          $  77,430,652
___________________________________________________________________________
===========================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Basic Value Fund

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2007 and 2006

                                                                   2007               2006
-----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $     3,884,904    $    6,372,052
-----------------------------------------------------------------------------------------------
  Net realized gain                                               758,820,790       414,926,570
-----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)           (685,275,042)      271,661,616
===============================================================================================
    Net increase in net assets resulting from operations           77,430,652       692,960,238
===============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                          (1,654,275)       (2,392,855)
-----------------------------------------------------------------------------------------------
  Institutional Class                                                (216,875)       (1,608,510)
===============================================================================================
    Total distributions from net investment income                 (1,871,150)       (4,001,365)
===============================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                        (365,648,122)     (180,090,186)
-----------------------------------------------------------------------------------------------
  Class B                                                        (167,237,726)      (84,887,923)
-----------------------------------------------------------------------------------------------
  Class C                                                         (65,066,160)      (29,993,312)
-----------------------------------------------------------------------------------------------
  Class R                                                          (7,678,455)       (3,040,333)
-----------------------------------------------------------------------------------------------
  Institutional Class                                             (47,936,462)      (17,918,036)
===============================================================================================
    Total distributions from net realized gains                  (653,566,925)     (315,929,790)
===============================================================================================
    Decrease in net assets resulting from distributions          (655,438,075)     (319,931,155)
===============================================================================================
Share transactions-net:
  Class A                                                        (451,904,987)     (743,316,966)
-----------------------------------------------------------------------------------------------
  Class B                                                        (269,082,080)     (334,742,885)
-----------------------------------------------------------------------------------------------
  Class C                                                         (48,799,986)      (88,209,746)
-----------------------------------------------------------------------------------------------
  Class R                                                           3,042,611        20,077,535
-----------------------------------------------------------------------------------------------
  Institutional Class                                              29,523,641       113,585,737
===============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                          (737,220,801)   (1,032,606,325)
===============================================================================================
    Net increase (decrease) in net assets                      (1,315,228,224)     (659,577,242)
===============================================================================================

NET ASSETS:

  Beginning of year                                             5,514,391,660     6,173,968,902
===============================================================================================
  End of year (including undistributed net investment income
    of $3,180,196 and $1,444,154, respectively)               $ 4,199,163,436    $5,514,391,660
_______________________________________________________________________________________________
===============================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Basic Value Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2007

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Basic Value Fund (the "Fund") is a series portfolio of AIM Growth Series (the "Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seventeen separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

       Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

       Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

AIM Basic Value Fund


       The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds as received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

       The Fund files tax returns in the U.S. federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for tax periods after 2003.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

       The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Taxes are accrued based on the Fund's current interpretation of tax regulations and rates that exist in the foreign markets in which the Fund invests.

AIM Basic Value Fund

J. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $500 million                                            0.725%
--------------------------------------------------------------------
Next $500 million                                             0.70%
--------------------------------------------------------------------
Next $500 million                                             0.675%
--------------------------------------------------------------------
Over $1.5 billion                                             0.65%
 ___________________________________________________________________
====================================================================


    Effective July 1, 2007, the Trustees approved a reduced contractual advisory fee schedule for the Fund. Prior to July 1, 2007, AIM had contractually waived advisory fees to the same reduced advisory fee schedule. Under the terms of the investment advisory agreement, the Fund will pay an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $250 million                                            0.695%
--------------------------------------------------------------------
Next $250 million                                             0.67%
--------------------------------------------------------------------
Next $500 million                                             0.645%
--------------------------------------------------------------------
Next $1.5 billion                                             0.62%
--------------------------------------------------------------------
Next $2.5 billion                                             0.595%
--------------------------------------------------------------------
Next $2.5 billion                                             0.57%
--------------------------------------------------------------------
Next $2.5 billion                                             0.545%
--------------------------------------------------------------------
Over $10 billion                                              0.52%
 ___________________________________________________________________
====================================================================


    Further, effective July 1, 2007, AIM has contractually agreed, through at least June 30, 2008, to waive 100% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). Prior to July 1, 2007, AIM had voluntarily agreed to waive 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds.

    For the year ended December 31, 2007, AIM waived advisory fees of $1,364,003.

    At the request of the Trustees of the Trust, Invesco Ltd. ("Invesco") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended December 31, 2007, Invesco reimbursed expenses of the Fund in the amount of $27,183.

    The Trust has entered into a master administrative services agreement with AIM pursuant to which the Fund has agreed to pay AIM for certain administrative costs incurred in providing accounting services, to the Fund. For the year ended December 31, 2007, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

    The Trust has entered into a transfer agency and service agreement with AIM Investment Services, Inc. ("AIS") pursuant to which the Fund has agreed to pay AIS a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course of providing such services. AIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by AIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended December 31, 2007, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of

AIM Basic Value Fund

the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority ("FINRA"), formerly known as National Association of Securities Dealers, impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended December 31, 2007, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2007, ADI advised the Fund that it retained $269,104 in front-end sales commissions from the sale of Class A shares and $9,691, $599,042, $15,473 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed on redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to procedures approved by the Board of Trustees, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2007. During the period each investment maintained a $1.00 net asset value, as such there is no realized gain/(loss) and no change in unrealized appreciation/(depreciation).


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                     VALUE          PURCHASES          PROCEEDS            VALUE         DIVIDEND
FUND               12/31/06          AT COST          FROM SALES         12/31/07         INCOME
--------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class           $32,604,151     $  740,736,569    $  (739,914,259)    $33,426,461     $1,390,657
--------------------------------------------------------------------------------------------------
Premier
Portfolio-Institutional
  Class            32,604,151        740,736,569       (739,914,259)     33,426,461      1,388,107
==================================================================================================
  Subtotal        $65,208,302     $1,481,473,138    $(1,479,828,518)    $66,852,922     $2,778,764
==================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                     VALUE          PURCHASES          PROCEEDS            VALUE         DIVIDEND
FUND               12/31/06          AT COST          FROM SALES         12/31/07        INCOME*
--------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class          $402,677,294     $  897,523,431    $(1,287,554,785)    $12,645,940     $  158,389
--------------------------------------------------------------------------------------------------
STIC Prime
Portfolio-Institutional
  Class           402,677,295        398,217,534       (800,894,829)             --        134,449
==================================================================================================
  Subtotal       $805,354,589     $1,295,740,965    $(2,088,449,614)    $12,645,940     $  292,838
==================================================================================================
    Total
    Investments
      in
     Affiliates  $870,562,891     $2,777,214,103    $(3,568,278,132)    $79,498,862     $3,071,602
__________________________________________________________________________________________________
==================================================================================================

* Net of compensation to counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2007, the Fund engaged in securities sales of $28,731,662, which resulted in net realized gains of $7,089,501, and securities purchases of $2,531,562.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions, (ii) custodian credits which result from periodic overnight cash balances at the custodian and (iii) a one time custodian fee credit used to offset custodian fees. For the year ended December 31, 2007, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $261,863.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits

AIM Basic Value Fund

to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2007, the Fund paid legal fees of $19,812 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the Securities and Exchange Commission, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a party to an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM, which are parties to the credit facility, can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2007, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the contractually agreed upon rate.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested.

    At December 31, 2007, securities with an aggregate value of $11,863,852 were on loan to brokers. The loans were secured by cash collateral of $12,645,940 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended December 31, 2007, the Fund received dividends on cash collateral investments of $292,838 for securities lending transactions, which are net of compensation to counterparties.

AIM Basic Value Fund

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years December 31, 2007 and 2006 was as follows:

                                                                  2007            2006
------------------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                               $ 38,027,691    $  4,001,365
------------------------------------------------------------------------------------------
Long-term capital gain                                         617,410,384     315,929,790
==========================================================================================
  Total distributions                                         $655,438,075    $319,931,155
__________________________________________________________________________________________
==========================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2007, the components of net assets on a tax basis were as follows:

                                                                     2007
------------------------------------------------------------------------------
Undistributed ordinary income                                   $   35,097,450
------------------------------------------------------------------------------
Undistributed long-term gain                                       133,220,590
------------------------------------------------------------------------------
Net unrealized appreciation-investments                            985,603,636
------------------------------------------------------------------------------
Temporary book/tax differences                                        (497,622)
------------------------------------------------------------------------------
Shares of beneficial interest                                    3,045,739,382
==============================================================================
  Total net assets                                              $4,199,163,436
______________________________________________________________________________
==============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation difference is attributable primarily to losses on wash sales. The tax-basis net unrealized appreciation on investments amount includes appreciation on foreign currencies of $18.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    The Fund does not have a capital loss carryforward as of December 31, 2007.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2007 was $1,139,767,550 and $2,592,712,283, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities      $1,273,760,320
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (288,156,702)
==============================================================================
Net unrealized appreciation of investment securities            $  985,603,618
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $3,284,149,397.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions on December 31, 2007, undistributed net investment income was decreased by $277,712 and undistributed net realized gain was increased by $277,712. This reclassification had no effect on the net assets of the Fund.

AIM Basic Value Fund

NOTE 12--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A, Class B, Class C, Class R and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to a CDSC. Class B shares and Class C shares are sold with a CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class R shares are subject to a CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.


                                                CHANGES IN SHARES OUTSTANDING
------------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------------------
                                                                         2007(a)                             2006
                                                              ------------------------------    ------------------------------
                                                                SHARES           AMOUNT           SHARES           AMOUNT
------------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                       6,775,041    $   254,644,145     12,021,288    $   426,664,207
------------------------------------------------------------------------------------------------------------------------------
  Class B                                                       1,025,803         35,573,860      1,862,210         61,700,737
------------------------------------------------------------------------------------------------------------------------------
  Class C                                                         701,160         24,291,861      1,068,291         35,329,911
------------------------------------------------------------------------------------------------------------------------------
  Class R                                                         372,110         13,830,638        778,423         27,632,092
------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                           3,158,529        121,772,791      3,867,925        141,217,934
==============================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                      11,163,101        352,931,546      4,786,581        175,332,476
------------------------------------------------------------------------------------------------------------------------------
  Class B                                                       5,457,199        155,800,362      2,316,895         78,751,245
------------------------------------------------------------------------------------------------------------------------------
  Class C                                                       2,137,511         60,812,171        831,411         28,251,345
------------------------------------------------------------------------------------------------------------------------------
  Class R                                                         248,012          7,678,455         83,686          3,040,295
------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                           1,319,782         42,628,948        517,707         19,388,139
==============================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                       3,145,381        117,286,990      2,350,962         83,480,941
------------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (3,409,196)      (117,286,990)    (2,516,658)       (83,480,941)
==============================================================================================================================
Reacquired:
  Class A                                                     (31,455,727)    (1,176,767,668)   (40,067,363)    (1,428,794,590)
------------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (9,845,262)      (343,169,312)   (11,802,787)      (391,713,926)
------------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (3,859,927)      (133,904,018)    (4,575,142)      (151,791,002)
------------------------------------------------------------------------------------------------------------------------------
  Class R                                                        (498,251)       (18,466,482)      (298,817)       (10,594,852)
------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                          (3,470,740)      (134,878,098)    (1,289,826)       (47,020,336)
==============================================================================================================================
                                                              (17,035,474)   $  (737,220,801)   (30,065,214)   $(1,032,606,325)
______________________________________________________________________________________________________________________________
==============================================================================================================================

(a) There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 15% of the outstanding shares of the Fund. ADI has an agreement with these entities to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 13--SIGNIFICANT EVENT

At a meeting held on December 13, 2007, the Board of Trustees of Trust approved certain proposals to be presented for shareholder approval at a special meeting of the shareholders of the Trust intended to be held on February 29, 2008 (the "Special Meeting"). At the Special Meeting, shareholders of record as of the close of business on November 30, 2007, are entitled to vote their respective shares on several proposals that including, among others the following proposal(s).

    New proposed sub-advisory agreement between A I M Advisors, Inc. ("AIM") and each of AIM Funds Management Inc., Invesco Asset Management Deutschland, GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc. and Invesco Senior Secured Management, Inc. (collectively, the "Affiliated Sub-Advisers") (the "New Sub-advisory Arrangements"). This proposal is intended to benefit the Fund and its shareholders by permitting AIM to utilize the additional resources and talent of these affiliated sub-advisers in managing the Fund. Because AIM would pay all of the sub-advisory fees of the sub-advisers, the new sub-advisory arrangements would not affect the fees the Fund pays pursuant to the advisory agreement. If approved by shareholders, the New Sub-advisory Arrangements are expected to become effective on or about May 1, 2008.

AIM Basic Value Fund


NOTE 14--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                           CLASS A
                                                            ---------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                            ---------------------------------------------------------------------
                                                               2007             2006          2005          2004          2003
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $    36.61       $    34.22    $    32.42    $    29.24    $    21.86
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    0.12             0.14          0.06         (0.03)        (0.06)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          0.24             4.38          1.74          3.21          7.44
=================================================================================================================================
    Total from investment operations                              0.36             4.52          1.80          3.18          7.38
=================================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.02)           (0.03)           --            --            --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (5.44)           (2.10)           --            --            --
=================================================================================================================================
    Total distributions                                          (5.46)           (2.13)           --            --            --
=================================================================================================================================
Net asset value, end of period                              $    31.51       $    36.61    $    34.22    $    32.42    $    29.24
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(a)                                                   1.07%           13.20%         5.55%        10.88%        33.76%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                    $2,404,900       $3,173,889    $3,682,420    $4,480,701    $3,812,300
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.14%(b)         1.15%         1.19%         1.29%         1.34%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.17%(b)         1.20%         1.25%         1.31%         1.34%
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                          0.31%(b)         0.36%         0.15%        (0.11)%       (0.28)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                             23%              14%           12%           15%           20%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(b)  Ratios are based on average daily net assets of $2,846,895,786.

                                                                                           CLASS B
                                                            ---------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                            ---------------------------------------------------------------------
                                                               2007             2006          2005          2004          2003
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $    33.95       $    32.09    $    30.62    $    27.80    $    20.91
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.15)           (0.14)        (0.19)        (0.23)        (0.21)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          0.23             4.10          1.66          3.05          7.10
=================================================================================================================================
    Total from investment operations                              0.08             3.96          1.47          2.82          6.89
=================================================================================================================================
Less distributions from net realized gains                       (5.44)           (2.10)           --            --            --
=================================================================================================================================
Net asset value, end of period                              $    28.59       $    33.95    $    32.09    $    30.62    $    27.80
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(a)                                                   0.31%           12.33%         4.80%        10.14%        32.95%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                    $1,015,776       $1,436,084    $1,682,608    $1,985,690    $1,946,590
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.89%(b)         1.90%         1.89%         1.94%         1.99%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.92%(b)         1.95%         1.95%         1.96%         1.99%
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                         (0.44)%(b)       (0.39)%       (0.55)%       (0.76)%       (0.93)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                             23%              14%           12%           15%           20%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(b)  Ratios are based on average daily net assets of $1,267,221,776.

AIM Basic Value Fund

                                                                                        CLASS C
                                                              -----------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------------
                                                                2007           2006        2005        2004        2003
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  33.95       $  32.08    $  30.61    $  27.79    $  20.91
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.15)         (0.14)      (0.19)      (0.23)      (0.21)
-------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          0.23           4.11        1.66        3.05        7.09
=========================================================================================================================
    Total from investment operations                              0.08           3.97        1.47        2.82        6.88
=========================================================================================================================
Less distributions from net realized gains                       (5.44)         (2.10)         --          --          --
=========================================================================================================================
Net asset value, end of period                                $  28.59       $  33.95    $  32.08    $  30.61    $  27.79
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(a)                                                   0.31%         12.37%       4.80%      10.15%      32.90%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $399,262       $508,775    $566,685    $681,234    $667,412
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.89%(b)       1.90%       1.89%       1.94%       1.99%
-------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.92%(b)       1.95%       1.95%       1.96%       1.99%
=========================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.44)%(b)     (0.39)%     (0.55)%     (0.76)%     (0.93)%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                             23%            14%         12%         15%         20%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(b)  Ratios are based on average daily net assets of $470,275,769.

                                                                                     CLASS R
                                                              ------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------
                                                               2007          2006       2005       2004       2003
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 36.29       $ 34.00    $ 32.28    $ 29.16    $ 21.84
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   0.02          0.03      (0.02)     (0.06)     (0.06)
--------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         0.25          4.36       1.74       3.18       7.38
====================================================================================================================
    Total from investment operations                             0.27          4.39       1.72       3.12       7.32
====================================================================================================================
Less distributions from net realized gains                      (5.44)        (2.10)        --         --         --
====================================================================================================================
Net asset value, end of period                                $ 31.12       $ 36.29    $ 34.00    $ 32.28    $ 29.16
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(a)                                                  0.82%        12.91%      5.33%     10.70%     33.52%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $51,572       $55,718    $33,049    $29,245    $12,097
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.39%(b)      1.40%      1.39%      1.44%      1.49%
--------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.42%(b)      1.45%      1.45%      1.46%      1.49%
====================================================================================================================
Ratio of net investment income (loss) to average net assets      0.06%(b)      0.11%     (0.05)%    (0.26)%    (0.43)%
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate                                            23%           14%        12%        15%        20%
____________________________________________________________________________________________________________________
====================================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(b)  Ratios based on average daily net assets of $54,856,372.

AIM Basic Value Fund

                                                                                 INSTITUTIONAL CLASS
                                                              ---------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------------
                                                                2007           2006        2005        2004       2003
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  37.43       $  34.95    $  32.96    $  29.56    $21.95
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.23           0.24        0.17        0.02      0.08
-----------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          0.27           4.53        1.82        3.38      7.53
=======================================================================================================================
    Total from investment operations                              0.50           4.77        1.99        3.40      7.61
=======================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.02)         (0.19)         --          --        --
-----------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (5.44)         (2.10)         --          --        --
=======================================================================================================================
    Total distributions                                          (5.46)         (2.29)         --          --        --
=======================================================================================================================
Net asset value, end of period                                $  32.47       $  37.43    $  34.95    $  32.96    $29.56
_______________________________________________________________________________________________________________________
=======================================================================================================================
Total return(a)                                                   1.42%         13.64%       6.04%      11.50%    34.67%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $327,654       $339,915    $209,208    $103,219    $2,123
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  0.76%(b)       0.75%       0.72%       0.71%     0.71%
-----------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               0.79%(b)       0.80%       0.78%       0.73%     0.71%
=======================================================================================================================
Ratio of net investment income to average net assets              0.69%(b)       0.76%       0.62%       0.47%     0.35%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Portfolio turnover rate                                             23%            14%         12%         15%       20%
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(b)  Ratios based on average daily net assets of $338,858,254.

AIM Basic Value Fund


NOTE 15--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.


PENDING LITIGATION AND REGULATORY INQUIRIES


    On August 30, 2005, the West Virginia Office of the State
Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to A I M Advisors, Inc. ("AIM") and A I M Distributors, Inc. ("ADI") (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, AIM's time to respond to that Order has been indefinitely suspended.

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, Invesco Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

    - that the defendants permitted improper market timing and related activity in the AIM Funds; and

    - that certain AIM Funds inadequately employed fair value pricing.

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

    All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in Invesco Ltd. ("Invesco") 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the Invesco defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

AIM Basic Value Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Growth Series and Shareholders of AIM Basic Value Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Basic Value Fund (one of the funds constituting AIM Growth Series, hereafter referred to as the "Fund") at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 15, 2008
Houston, Texas

AIM Basic Value Fund

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2007, through December 31, 2007.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

                                                                                           HYPOTHETICAL
                                                                                     (5% ANNUAL RETURN BEFORE
                                                          ACTUAL                            EXPENSES)
                             BEGINNING           ENDING           EXPENSES           ENDING           EXPENSES        ANNUALIZED
                           ACCOUNT VALUE      ACCOUNT VALUE      PAID DURING      ACCOUNT VALUE      PAID DURING       EXPENSE
        CLASS               (07/01/07)        (12/31/07)(1)       PERIOD(2)        (12/31/07)         PERIOD(2)         RATIO
          A                  $1,000.00           $938.60            $5.57           $1,019.46           $5.80            1.14%
          B                   1,000.00            935.00             9.22            1,015.68            9.60            1.89
          C                   1,000.00            935.30             9.22            1,015.68            9.60            1.89
          R                   1,000.00            937.40             6.79            1,018.20            7.07            1.39

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2007, through December 31, 2007, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Supplement to Annual Report dated 12/31/07

AIM Basic Value Fund
                                             ==========================================
Institutional Class Shares                   AVERAGE ANNUAL TOTAL RETURNS                    PLEASE NOTE THAT PAST PERFORMANCE IS
                                             For periods ended 12/31/07                   NOT INDICATIVE OF FUTURE RESULTS. MORE
The following information has been                                                        RECENT RETURNS MAY BE MORE OR LESS THAN
prepared to provide Institutional Class      Inception (3/15/02)                  5.44%   THOSE SHOWN. ALL RETURNS ASSUME
shareholders with a performance overview        5 Years                          12.91    REINVESTMENT OF DISTRIBUTIONS AT NAV.
specific to their holdings. Institutional       1 Year                            1.42    INVESTMENT RETURN AND PRINCIPAL VALUE WILL
Class shares are offered exclusively to      ==========================================   FLUCTUATE SO YOUR SHARES, WHEN REDEEMED,
institutional investors, including defined                                                MAY BE WORTH MORE OR LESS THAN THEIR
contribution plans that meet certain         INSTITUTIONAL CLASS SHARES HAVE NO SALES     ORIGINAL COST. SEE FULL REPORT FOR
criteria.                                    CHARGE; THEREFORE, PERFORMANCE IS AT NET     INFORMATION ON COMPARATIVE BENCHMARKS.
                                             ASSET VALUE (NAV). PERFORMANCE OF            PLEASE CONSULT YOUR FUND PROSPECTUS FOR
                                             INSTITUTIONAL CLASS SHARES WILL DIFFER       MORE INFORMATION. FOR THE MOST CURRENT
                                             FROM PERFORMANCE OF OTHER SHARE CLASSES      MONTH-END PERFORMANCE, PLEASE CALL
                                             PRIMARILY DUE TO DIFFERING SALES CHARGES     800-451-4246 OR VISIT AIMINVESTMENTS.COM.
                                             AND CLASS EXPENSES.

==========================================
NASDAQ SYMBOL                        GTVVX
==========================================

Over for information on your Fund's expenses.

=======================================================================================
THIS SUPPLEMENT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND
PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND
EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
=======================================================================================

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

                                                                                                            [AIM INVESTMENTS LOGO]
AIMINVESTMENTS.COM         BVA-INS-1            A I M Distributors, Inc.                                  -- REGISTERED TRADEMARK --

AIM Basic Value Fund

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2007, through December 31, 2007.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                                                                      HYPOTHETICAL
                                                                                (5% ANNUAL RETURN BEFORE
                                                       ACTUAL                           EXPENSES)
                            BEGINNING          ENDING          EXPENSES          ENDING          EXPENSES       ANNUALIZED
                          ACCOUNT VALUE     ACCOUNT VALUE     PAID DURING     ACCOUNT VALUE     PAID DURING      EXPENSE
        CLASS              (07/01/07)       (12/31/07)(1)      PERIOD(2)       (12/31/07)        PERIOD(2)        RATIO
    Institutional           $1,000.00         $  940.30         $ 3.77          $1,021.32          $3.92           0.77%

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2007, through December 31, 2007, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIM Basic Value Fund

TAX INFORMATION

    Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

    The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

    The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2007:

            FEDERAL AND STATE INCOME TAX

          Long-Term Capital Gain Dividends      $617,410,384
          Qualified Dividend Income*                     100%
          Corporate Dividends Received
            Deduction*                                 89.29%

           * The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

ADDITIONAL NON-RESIDENT ALIEN SHAREHOLDER INFORMATION

The percentages of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended March 31, 2007, June 30, 2007, September 30, 2007 and December 31, 2007 were 9.18%, 7.56%, 7.78%, and 8.70%, respectively.

AIM Basic Value Fund

TRUSTEES AND OFFICERS



The address of each trustee and officer of AIM Growth Series (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

                                                                                       OTHER
                                  TRUSTEE                                              TRUSTEESHIP(S)/
NAME, YEAR OF BIRTH AND           AND/OR                                               DIRECTORSHIP(S)
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   HELD BY
TRUST                             SINCE      DURING PAST 5 YEARS                       TRUSTEE/ DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
 Interested Persons
-------------------------------------------------------------------------------------------------------------------------

  Martin L. Flanagan(1) -- 1960   2007       Director, Chief Executive Officer and     None
  Trustee                                    President, Invesco Ltd. (ultimate parent
                                             of AIM and a global investment
                                             management firm) and, Invesco Holding
                                             Company (parent of AIM and a global
                                             investment management firm); Chairman,
                                             A I M Advisors, Inc. (registered
                                             investment advisor); Director, Chairman,
                                             Chief Executive Officer and President,
                                             IVZ Inc. (holding company); and INVESCO
                                             North American Holdings, Inc. (holding
                                             company); Chairman and President,
                                             INVESCO Group Services, Inc. (service
                                             provider); Trustee, The AIM Family of
                                             Funds--Registered Trademark--; Vice
                                             Chairman, Investment Company Institute;
                                             and Member of Executive Board, SMU Cox
                                             School of Business

                                             Formerly: Chairman, Investment Company
                                             Institute; President, Co-Chief Executive
                                             Officer, Co-President, Chief Operating
                                             Officer and Chief Financial Officer,
                                             Franklin Resources, Inc. (global
                                             investment management organization)
-------------------------------------------------------------------------------------------------------------------------

  Philip A. Taylor(2) -- 1954     2006       Director, Chief Executive Officer and     None
  Trustee, President and                     President, AIM Mutual Fund Dealer Inc.
  Principal                                  (registered broker dealer), A I M
  Executive Officer                          Advisors, Inc., AIM Funds Management
                                             Inc. d/b/a INVESCO Enterprise Services
                                             (registered investment advisor and
                                             registered transfer agent), AIM Trimark
                                             Corporate Class Inc. (formerly AIM
                                             Trimark Global Fund Inc.) (corporate
                                             mutual fund company) and AIM Trimark
                                             Canada Fund Inc. (corporate mutual fund
                                             company), and 1371 Preferred Inc.
                                             (holding company); Director, Chairman,
                                             Chief Executive Officer and President,
                                             A I M Management Group Inc. (financial
                                             services holding company) and A I M
                                             Capital Management, Inc. (registered
                                             investment advisor); Director and
                                             President, INVESCO Funds Group, Inc.
                                             (registered investment advisor and
                                             register transfer agent) and AIM GP
                                             Canada Inc. (general partner for a
                                             limited partnership); Director, A I M
                                             Distributors, Inc. (registered broker
                                             dealer); Director and Chairman, AIM
                                             Investment Services, Inc. (registered
                                             transfer agent) and INVESCO
                                             Distributors, Inc. (registered broker
                                             dealer); Director, President and
                                             Chairman, IVZ Callco Inc. (holding
                                             company), INVESCO Inc. (holding company)
                                             and AIM Canada Holdings Inc. (holding
                                             company); Trustee, President and
                                             Principal Executive Officer of The AIM
                                             Family of Funds--Registered Trademark--
                                             (other than AIM Treasurer's Series
                                             Trust, Short-Term Investments Trust and
                                             Tax-Free Investments Trust); Trustee and
                                             Executive Vice President, The AIM Family
                                             of Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); and Manager,
                                             PowerShares Capital Management LLC

                                             Formerly: Director and Chairman, Fund
                                             Management Company (registered broker
                                             dealer); President and Principal
                                             Executive Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); Chairman, AIM
                                             Canada Holdings, Inc.; President, AIM
                                             Trimark Global Fund Inc. and AIM Trimark
                                             Canada Fund Inc.; and Director, Trimark
                                             Trust (federally regulated Canadian
                                             Trust Company)
-------------------------------------------------------------------------------------------------------------------------
 Independent Trustees
-------------------------------------------------------------------------------------------------------------------------

  Bruce L. Crockett -- 1944       2001       Chairman, Crockett Technology Associates  ACE Limited (insurance company);
  Trustee and Chair                          (technology consulting company)           and Captaris, Inc. (unified
                                                                                       messaging provider)
-------------------------------------------------------------------------------------------------------------------------

  Bob R. Baker -- 1936            2003       Retired                                   None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Frank S. Bayley -- 1939         1985       Retired                                   None
  Trustee
                                             Formerly: Partner, law firm of Baker &
                                             McKenzie and Director, Badgley Funds,
                                             Inc. (registered investment company) (2
                                             portfolios)
-------------------------------------------------------------------------------------------------------------------------

  James T. Bunch -- 1942          2003       Founder, Green, Manning & Bunch Ltd.,     None
  Trustee                                    (investment banking firm);

                                             Formerly: Director, Policy Studies, Inc.
                                             and Van Gilder Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------

  Albert R. Dowden -- 1941        2001       Director of a number of public and        None
  Trustee                                    private business corporations, including
                                             the Boss Group Ltd. (private investment
                                             and management); Reich & Tang Funds
                                             (Chairman) (registered investment
                                             company) (7 portfolios), Daily Income
                                             Fund (4 portfolios), California Daily
                                             Tax Free Income Fund, Inc., Connecticut
                                             Daily Tax Free Income Fund, Inc. and New
                                             Jersey Daily Municipal Fund, Inc.,
                                             Annuity and Life Re (Holdings), Ltd.
                                             (insurance company), and Homeowners of
                                             America Holding Corporation (property
                                             casualty company)

                                             Formerly: Director, CompuDyne
                                             Corporation (provider of product and
                                             services to the public security market);
                                             Director, President and Chief Executive
                                             Officer, Volvo Group North America,
                                             Inc.; Senior Vice President, AB Volvo;
                                             Director of various affiliated Volvo
                                             companies; and Director, Magellan
                                             Insurance Company
-------------------------------------------------------------------------------------------------------------------------

  Jack M. Fields -- 1952          2001       Chief Executive Officer, Twenty First     Administaff
  Trustee                                    Century Group, Inc. (government affairs
                                             company); and Owner and Chief Executive
                                             Officer, Dos Angelos Ranch, L.P.
                                             (cattle, hunting, corporate
                                             entertainment), and Discovery Global
                                             Education Fund (non-profit)

                                             Formerly: Chief Executive Officer,
                                             Texana Timber LP (sustainable forestry
                                             company)

-------------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937         2001       Partner, law firm of Kramer Levin         Director, Reich & Tang Funds) 15
  Trustee                                    Naftalis and Frankel LLP                  portfolios)
-------------------------------------------------------------------------------------------------------------------------

  Prema Mathai-Davis -- 1950      2001       Formerly: Chief Executive Officer, YWCA   None
  Trustee                                    of the USA
-------------------------------------------------------------------------------------------------------------------------

  Lewis F. Pennock -- 1942        2001       Partner, law firm of Pennock & Cooper     None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Larry Soll -- 1942              2003       Retired                                   None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Raymond Stickel, Jr. -- 1944    2005       Retired                                   None
  Trustee

                                             Formerly: Partner, Deloitte & Touche;
                                             and Director, Mainstay VP Series Funds,
                                             Inc. (25 portfolios)
-------------------------------------------------------------------------------------------------------------------------

(1) Mr. Flanagan was appointed as Trustee of the Trust on February 24, 2007. Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM Basic Value Fund

                                                                                       OTHER
                                  TRUSTEE                                              TRUSTEESHIP(S)/
NAME, YEAR OF BIRTH AND           AND/OR                                               DIRECTORSHIP(S)
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   HELD BY TRUSTEE/
TRUST                             SINCE      DURING PAST 5 YEARS                       DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
 Other Officers
-------------------------------------------------------------------------------------------------------------------------

  Russell C. Burk -- 1958         2005       Senior Vice President and Senior Officer  N/A
  Senior Vice President and                  of The AIM Family of Funds--Registered
  Senior Officer                             Trademark--

                                             Formerly: Director of Compliance and
                                             Assistant General Counsel, ICON
                                             Advisers, Inc.; Financial Consultant,
                                             Merrill Lynch; General Counsel and
                                             Director of Compliance, ALPS Mutual
                                             Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------

  John M. Zerr -- 1962            2006       Director, Senior Vice President,          N/A
  Senior Vice President, Chief               Secretary and General Counsel, A I M
  Legal Officer and Secretary                Management Group Inc., A I M Advisors,
                                             Inc. and A I M Capital Management, Inc.;
                                             Director, Vice President and Secretary,
                                             AIM Investment Services, Inc. and
                                             INVESCO Distributors, Inc.; Director,
                                             Senior Vice President and Secretary,
                                             A I M Distributors, Inc.; Director and
                                             Vice President, INVESCO Funds Group
                                             Inc.; Senior Vice President, Chief Legal
                                             Officer and Secretary of The AIM Family
                                             of Funds--Registered Trademark--; and
                                             Manager, PowerShares Capital Management
                                             LLC

                                             Formerly: Director, Vice President and
                                             Secretary, Fund Management Company; Vice
                                             President, A I M Capital Management,
                                             Inc.; Chief Operating Officer, Senior
                                             Vice President, General Counsel and
                                             Secretary, Liberty Ridge Capital, Inc.
                                             (an investment adviser); Vice President
                                             and Secretary, PBHG Funds (an investment
                                             company); Vice President and Secretary,
                                             PBHG Insurance Series Fund (an
                                             investment company); General Counsel and
                                             Secretary, Pilgrim Baxter Value
                                             Investors (an investment adviser); Chief
                                             Operating Officer, General Counsel and
                                             Secretary, Old Mutual Investment
                                             Partners (a broker-dealer); General
                                             Counsel and Secretary, Old Mutual Fund
                                             Services (an administrator); General
                                             Counsel and Secretary, Old Mutual
                                             Shareholder Services (a shareholder
                                             servicing center); Executive Vice
                                             President, General Counsel and
                                             Secretary, Old Mutual Capital, Inc. (an
                                             investment adviser); and Vice President
                                             and Secretary, Old Mutual Advisors Funds
                                             (an investment company)
-------------------------------------------------------------------------------------------------------------------------

  Lisa O. Brinkley -- 1959        2004       Global Compliance Director, Invesco       N/A
  Vice President                             Ltd.; and Vice President of The AIM
                                             Family of Funds--Registered Trademark--

                                             Formerly: Senior Vice President, A I M
                                             Management Group Inc. (financial
                                             services holding company); Senior Vice
                                             President and Chief Compliance Officer,
                                             A I M Advisors, Inc. and The AIM Family
                                             of Funds--Registered Trademark--; Vice
                                             President and Chief Compliance Officer,
                                             A I M Capital Management, Inc. and A I M
                                             Distributors, Inc.; Vice President, AIM
                                             Investment Services, Inc. and Fund
                                             Management Company; Senior Vice
                                             President and Chief Compliance Officer
                                             of The AIM Family of Funds--Registered
                                             Trademark--; and Senior Vice President
                                             and Compliance Director, Delaware
                                             Investments Family of Funds
-------------------------------------------------------------------------------------------------------------------------

  Kevin M. Carome -- 1956         2003       General Counsel, Secretary and Senior
  Vice President                             Managing Director, Invesco Ltd.;
                                             Director and Secretary, Invesco Holding
                                             Company Limited, IVZ, Inc. and INVESCO
                                             Group Services, Inc.; Director, INVESCO
                                             Funds Group, Inc.; Secretary, INVESCO
                                             North American Holdings, Inc.; and Vice
                                             President of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Senior Managing Director,       N/A
                                             Invesco Holding Company Limited;
                                             Director, Senior Vice President,
                                             Secretary and General Counsel, A I M
                                             Management Group Inc. and A I M
                                             Advisors, Inc.; Senior Vice President,
                                             A I M Distributors, Inc.; Director,
                                             General Counsel and Vice President, Fund
                                             Management Company; Vice President,
                                             A I M Capital Management, Inc. and AIM
                                             Investment Services, Inc.; Senior Vice
                                             President, Chief Legal Officer and
                                             Secretary of The AIM Family of
                                             Funds--Registered Trademark--; Director
                                             and Vice President, INVESCO
                                             Distributors, Inc.; Chief Executive
                                             Officer and President, INVESCO Funds
                                             Group, Inc.; and Senior Vice President
                                             and General Counsel, Liberty Financial
                                             Companies, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Sidney M. Dilgren -- 1961       2004       Vice President, A I M Advisors, Inc. and  N/A
  Vice President, Principal                  A I M Capital Management, Inc.; and Vice
  Financial Officer and                      President, Treasurer and Principal
  Treasurer                                  Financial Officer of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Fund Treasurer, A I M
                                             Advisors, Inc.; Senior Vice President,
                                             AIM Investment Services, Inc.; and Vice
                                             President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Karen Dunn Kelley -- 1960       2004       Head of Invesco's World Wide Fixed        N/A
  Vice President                             Income and Cash Management Group;
                                             Director of Cash Management and Senior
                                             Vice President, A I M Advisors, Inc. and
                                             A I M Capital Management, Inc; Executive
                                             Vice President, A I M Distributors,
                                             Inc.; Senior Vice President, A I M
                                             Management Group Inc.; Vice President,
                                             The AIM Family of Funds--Registered
                                             Trademark-- (other than AIM Treasurer's
                                             Series Trust, Short-Term Investments
                                             Trust and Tax-Free Investments Trust);
                                             and President and Principal Executive
                                             Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)

                                             Formerly: Director and President, Fund
                                             Management Company; Chief Cash
                                             Management Officer and Managing
                                             Director, A I M Capital Management,
                                             Inc.; Vice President, A I M Advisors,
                                             Inc. and The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)
-------------------------------------------------------------------------------------------------------------------------

  Lance A. Rejsek -- 1967         2005       Anti-Money Laundering Compliance          N/A
  Anti-Money Laundering                      Officer, A I M Advisors, Inc., A I M
  Compliance Officer                         Capital Management, Inc., A I M
                                             Distributors, Inc., AIM Investment
                                             Services, Inc., AIM Private Asset
                                             Management, Inc. and The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Anti-Money Laundering
                                             Compliance Officer, Fund Management
                                             Company; and Manager of the Fraud
                                             Prevention Department, AIM Investment
                                             Services, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Todd L. Spillane -- 1958        2006       Senior Vice President, A I M Management   N/A
  Chief Compliance Officer                   Group Inc.; Senior Vice President and
                                             Chief Compliance Officer, A I M
                                             Advisors, Inc. and A I M Capital
                                             Management, Inc.; Chief Compliance
                                             Officer of The AIM Family of
                                             Funds--Registered Trademark--, Invesco
                                             Global Asset Management (N.A.), Inc.,
                                             (registered investment advisor), Invesco
                                             Institutional (N.A.), Inc., (registered
                                             investment advisor), INVESCO Private
                                             Capital Investments, Inc. (holding
                                             company), Invesco Private Capital, Inc.
                                             (registered investment advisor) and
                                             Invesco Senior Secured Management, Inc.
                                             (registered investment advisor); and
                                             Vice President, A I M Distributors, Inc.
                                             and AIM Investment Services, Inc.

                                             Formerly: Vice President, A I M Capital
                                             Management, Inc. and Fund Management
                                             Company; Global Head of Product
                                             Development, AIG-Global Investment
                                             Group, Inc.; and Chief Compliance
                                             Officer and Deputy General Counsel,
                                             AIG-SunAmerica Asset Management
-------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust
1735 Market Street, 51st      & Frankel LLP            P.O. Box 4739            Company
Floor                         1177 Avenue of the       Houston, TX 77210-4739   225 Franklin Street
Philadelphia, PA 19103-7599   Americas                                          Boston, MA 02110-2801
                              New York, NY 10036-2714

                                             Fund holdings and proxy voting information
                [EDELIVERY
               GO PAPERLESS                  The Fund provides a complete list of its
       AIMINVESTMENTS.COM/EDELIVERY          holdings four times in each fiscal year,
                 GRAPHIC]                    at the quarter-ends. For the second and
                                             fourth quarters, the lists appear in the
                                             Fund's semiannual and annual reports to
                                             shareholders. For the first and third
                                             quarters, the Fund files the lists with
REGISTER FOR EDELIVERY                       the Securities and Exchange Commission
                                             (SEC) on Form N-Q. The most recent list of
eDelivery is the process of receiving your   portfolio holdings is available at
fund and account information via e-mail.     AIMinvestments.com. From our home page,
Once your quarterly statements, tax forms,   click on Products & Performance, then
fund reports, and prospectuses are           Mutual Funds, then Fund Overview. Select
available, we will send you an e-mail        your Fund from the drop-down menu and
notification containing links to these       click on Complete Quarterly Holdings.
documents. For security purposes, you will   Shareholders can also look up the Fund's
need to log in to your account to view       Forms N-Q on the SEC Web site at sec.gov.
your statements and tax forms.               Copies of the Fund's Forms N-Q may be
                                             reviewed and copied at the SEC Public
WHY SIGN UP?                                 Reference Room in Washington, D.C. You can
                                             obtain information on the operation of the
Register for eDelivery to:                   Public Reference Room, including
                                             information about duplicating fee charges,
o  save your Fund the cost of printing and   by calling 202-942-8090 or 800-732-0330,
   postage.                                  or by electronic request at the following
                                             e-mail address: publicinfo@sec.gov. The
o  reduce the amount of paper you receive.   SEC file numbers for the Fund are
                                             811-02699 and 002-57526.
o  gain access to your documents faster by
   not waiting for the mail.                 A description of the policies and
                                             procedures that the Fund uses to determine
o  view your documents online anytime at     how to vote proxies relating to portfolio
   your convenience.                         securities is available without charge,
                                             upon request, from our Client Services
o  save the documents to your personal       department at 800-959-4246 or on the AIM
   computer or print them out for your       Web site, AIMinvestments.com. On the home
   records.                                  page, scroll down and click on Proxy
                                             Policy. The information is also available
HOW DO I SIGN UP?                            on the SEC Web site, sec.gov.

It's easy. Just follow these simple steps:   Information regarding how the Fund voted
                                             proxies related to its portfolio
1. Log in to your account.                   securities during the 12 months ended June
                                             30, 2007, is available at our Web site. Go
2. Click on the "Service Center" tab.        to AIMinvestments.com, access the About Us
                                             tab, click on Required Notices and then
3. Select "Register for eDelivery" and       click on Proxy Voting Activity. Next,
   complete the consent process.             select the Fund from the drop-down menu.
                                             The information is also available on the
This AIM service is provided by AIM          SEC Web site, sec.gov.
Investment Services, Inc.
                                             If used after April 20, 2008, this report
                                             must be accompanied by a Fund fact sheet
                                             or by an AIM Quarterly Performance Review
                                             for the most recent quarter-end. Mutual
                                             funds and exchange-traded funds
                                             distributed by A I M Distributors, Inc.

                                             BVA-AR-1   A I M Distributors, Inc.

                                                                 [AIM INVESTMENTS LOGO]
                                                              -- REGISTERED TRADEMARK --

                                                            AIM Allocation Funds
                               Annual Report to Shareholders - December 31, 2007

TARGET RISK

Table of Contents

Long-term Fund Performance .........    3
Letters to Shareholders ............    8
Performance Summary ................   10
Management Discussion ..............   10
Supplemental Information ...........   20
Schedule of Investments ............   24
Financial Statements ...............   27
Notes to Financial Statements ......   32
Financial Highlights ...............   42
Auditor's Report ...................   68
Fund Expenses ......................   69
Tax Information ....................   71
Trustees and Officers ..............   72

                                                             [COVER GLOBE IMAGE]


                                                AIM Conservative Allocation Fund
[AIM INVESTMENT SOLUTIONS]
                                                      AIM Growth Allocation Fund
       [GRAPHIC]   [GRAPHIC]
                                                    AIM Moderate Allocation Fund
      [DOMESTIC      [FIXED
       EQUITY]      INCOME]                  AIM Moderate Growth Allocation Fund

[GRAPHIC]   [GRAPHIC]   [GRAPHIC]    AIM Moderately Conservative Allocation Fund

 [TARGET     [TARGET    [DIVERSIFIED
  RISK]     MATURITY]    PORTFOLIOS]

    [GRAPHIC]     [GRAPHIC]
                                       =========================================
    [SECTOR     [INTERNATIONAL/        CONSIDER THE INVESTMENT OBJECTIVES,
     EQUITY]    GLOBAL EQUITY]         RISKS, AND CHARGES AND EXPENSES
                                       CAREFULLY. FOR THIS AND OTHER INFORMATION
                                       ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM
                                       YOUR FINANCIAL ADVISOR AND READ IT
                                       CAREFULLY BEFORE INVESTING.
                                       =========================================

    [AIM INVESTMENTS LOGO]
  -- REGISTERED TRADEMARK --

                           NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

                       THIS PAGE INTENTIONALLY LEFT BLANK.

AIM Allocation Funds

AIM Conservative Allocation Fund long-term performance

Past performance cannot guarantee            investment in the Fund at the close of the   not. Performance shown in the chart and
comparable future results.                   reporting period and paid the applicable     table(s) does not reflect deduction of
                                             contingent deferred sales charges. Index     taxes a shareholder would pay on Fund
   The data shown in the chart include       results include reinvested dividends, but    distributions or sale of Fund shares.
reinvested distributions, applicable sales   they do not reflect sales charges.           Performance of the indexes does not
charges, Fund expenses and management        Performance of an index of funds reflects    reflect the effects of taxes.
fees. Results for Class B shares are         fund expenses and management fees;
calculated as if a hypothetical              performance of a market index does
shareholder had liquidated his entire
====================================================================================================================================

AVERAGE ANNUAL TOTAL RETURNS                 VALUE AND THE EFFECT OF THE MAXIMUM SALES    (CDSC) FOR THE PERIOD INVOLVED. THE CDSC
                                             CHARGE UNLESS OTHERWISE STATED. INVESTMENT   ON CLASS B SHARES DECLINES FROM 5%
As of 12/31/07, including maximum            RETURN AND PRINCIPAL VALUE WILL FLUCTUATE    BEGINNING AT THE TIME OF PURCHASE TO 0% AT
applicable sales charges                     SO THAT YOU MAY HAVE A GAIN OR LOSS WHEN     THE BEGINNING OF THE SEVENTH YEAR. THE
                                             YOU SELL SHARES.                             CDSC ON CLASS C SHARES IS 1% FOR THE FIRST
CLASS A SHARES                                                                            YEAR AFTER PURCHASE. CLASS R SHARES DO NOT
Inception (4/30/04)                   3.65%     THE NET ANNUAL FUND OPERATING EXPENSE     HAVE A FRONTEND SALES CHARGE; RETURNS
   1 Year                            -0.98   RATIO SET FORTH IN THE MOST RECENT FUND      SHOWN ARE AT NET ASSET VALUE AND DO NOT
CLASS B SHARES                               PROSPECTUS AS OF THE DATE OF THIS REPORT     REFLECT A 0.75% CDSC THAT MAY BE IMPOSED
Inception (4/30/04)                   3.72%  FOR CLASS A, CLASS B, CLASS C AND CLASS R    ON A TOTAL REDEMPTION OF RETIREMENT PLAN
   1 Year                            -1.07   SHARES WAS 1.10%, 1.85%, 1.85% AND 1.35%,    ASSETS WITHIN THE FIRST YEAR.
CLASS C SHARES                               RESPECTIVELY.(1,2) THE TOTAL ANNUAL FUND
Inception (4/30/04)                   4.46%  OPERATING EXPENSE RATIO SET FORTH IN THE        THE PERFORMANCE OF THE FUND'S SHARE
   1 Year                             2.98   MOST RECENT FUND PROSPECTUS AS OF THE DATE   CLASSES WILL DIFFER PRIMARILY DUE TO
CLASS R SHARES                               OF THIS REPORT FOR CLASS A, CLASS B, CLASS   DIFFERENT SALES CHARGE STRUCTURES AND
Inception (4/30/04)                   4.98%  C AND CLASS R SHARES WAS 1.33%, 2.08%,       CLASS EXPENSES.
   1 Year                             4.46   2.08% AND 1.58%, RESPECTIVELY.(2) THE
==========================================   EXPENSE RATIOS PRESENTED ABOVE MAY VARY         HAD THE ADVISOR NOT WAIVED FEES AND/OR
                                             FROM THE EXPENSE RATIOS PRESENTED IN OTHER   REIMBURSED EXPENSES IN THE PAST,
THE PERFORMANCE DATA QUOTED REPRESENT PAST   SECTIONS OF THIS REPORT THAT ARE BASED ON    PERFORMANCE WOULD HAVE BEEN LOWER.
PERFORMANCE AND CANNOT GUARANTEE             EXPENSES INCURRED DURING THE PERIOD
COMPARABLE FUTURE RESULTS; CURRENT           COVERED BY THIS REPORT.                      (1) Total annual operating expenses less
PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE                                                    any contractual fee waivers and/or
VISIT AIMINVESTMENTS.COM FOR THE MOST           CLASS A SHARE PERFORMANCE REFLECTS THE        expense reimbursements by the advisor
RECENT MONTH-END PERFORMANCE. PERFORMANCE    MAXIMUM 5.50% SALES CHARGE, AND CLASS B          in effect through at least June 30,
FIGURES REFLECT REINVESTED DISTRIBUTIONS,    AND CLASS C SHARE PERFORMANCE REFLECTS THE       2008. See current prospectus for more
CHANGES IN NET ASSET                         APPLICABLE CONTINGENT DEFERRED SALES             information
                                             CHARGE
                                                                                          (2) The expense ratio includes acquired
                                                                                              fund fees and expenses of the
                                                                                              underlying funds in which the Fund
                                                                                              invests of 0.61% for Class A, B, C and
                                                                                              R shares of AIM Conservative
                                                                                              Allocation Fund.

====================================================================================================================================
                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT
Fund and index data from 4/30/04

              AIM            AIM             AIM           AIM
          CONSERVATIVE   CONSERVATIVE   CONSERVATIVE   CONSERVATIVE                 CUSTOM                       LIPPER MIXED-ASSET
           ALLOCATION     ALLOCATION     ALLOCATION     ALLOCATION               CONSERVATIVE                     TARGET ALLOCATION
          FUND-CLASS A   FUND-CLASS B   FUND-CLASS C   FUND-CLASS R   S&P 500     ALLOCATION     LIPPER INCOME      CONSERVATIVE
  DATE       SHARES         SHARES         SHARES         SHARES      INDEX(1)     INDEX(2)     FUNDS INDEX(1)     FUNDS INDEX(1)

4/30/04      $ 9450         $10000         $10000         $10000       $10000       $10000          $10000             $10000
   5/04        9469          10010          10010          10010        10137        10001           10004              10003
   6/04        9545          10080          10080          10090        10334        10094           10110              10080
   7/04        9479          10000          10000          10020        9992         10071           10035               9992
   8/04        9526          10050          10040          10071        10032        10212           10138              10074
   9/04        9592          10111          10111          10141        10141        10281           10247              10133
  10/04        9649          10160          10160          10201        10296        10391           10373              10206
  11/04        9733          10251          10251          10291        10712        10477           10555              10323
  12/04        9846          10359          10359          10405        11077        10642           10759              10476
   1/05        9808          10319          10309          10364        10807        10615           10672              10394
   2/05        9846          10359          10359          10405        11034        10653           10751              10460
   3/05        9799          10299          10289          10334        10839        10558           10616              10358
   4/05        9780          10269          10268          10324        10633        10585           10584              10296
   5/05        9876          10370          10369          10425        10971        10759           10748              10475
   6/05        9943          10430          10429          10485        10987        10829           10853              10547
   7/05       10001          10480          10479          10546        11395        10890           10979              10683
   8/05       10039          10520          10519          10586        11291        10963           11033              10738
   9/05       10039          10509          10508          10576        11383        10934           11046              10764
  10/05        9972          10439          10427          10515        11193        10826           10901              10644
  11/05       10095          10560          10559          10647        11616        10965           11056              10811
  12/05       10186          10645          10643          10735        11620        11052           11147              10887
   1/06       10314          10768          10767          10859        11928        11166           11339              11079
   2/06       10314          10768          10756          10859        11960        11203           11377              11074
   3/06       10372          10820          10817          10920        12109        11195           11401              11143
   4/06       10421          10861          10858          10972        12271        11231           11485              11205
   5/06       10314          10748          10734          10848        11919        11133           11354              11086
   6/06       10314          10748          10734          10859        11934        11153           11386              11092
   7/06       10373          10799          10786          10911        12008        11258           11513              11162
   8/06       10480          10902          10899          11024        12293        11446           11696              11331
   9/06       10588          11005          10992          11128        12610        11576           11846              11466
  10/06       10715          11138          11126          11273        13021        11741           12066              11641
  11/06       10843          11261          11249          11397        13268        11904           12249              11814
  12/06       10883          11299          11287          11444        13454        11916           12311              11845
   1/07       10965          11373          11361          11520        13657        11977           12410              11916
   2/07       11016          11416          11404          11574        13391        12059           12452              11965
   3/07       11098          11491          11478          11649        13540        12102           12538              12039
   4/07       11241          11630          11628          11801        14140        12276           12801              12237
   5/07       11303          11694          11692          11866        14633        12334           12945              12333
   6/07       11282          11662          11649          11834        14390        12253           12846              12240
   7/07       11221          11598          11585          11779        13944        12200           12698              12167
   8/07       11252          11619          11606          11800        14153        12333           12791              12226
   9/07       11385          11746          11746          11941        14682        12526           13070              12480
  10/07       11518          11875          11863          12081        14915        12669           13254              12640
  11/07       11405          11757          11746          11962        14291        12653           13110              12537
  12/07       11405          11436          11737          11955        14192        12655           13003              12515
====================================================================================================================================

                                                               Sources: (1)Lipper Inc., (2) A I M MANAGEMENT GROUP INC., LIPPER INC.

AIM Allocation Funds

AIM Growth Allocation Fund long-term performance

Past performance cannot guarantee            investment in the Fund at the close of the   not. Performance shown in the chart and
comparable future results.                   reporting period and paid the applicable     table(s) does not reflect deduction of
                                             contingent deferred sales charges. Index     taxes a shareholder would pay on Fund
   The data shown in the chart include       results include reinvested dividends, but    distributions or sale of Fund shares.
reinvested distributions, applicable sales   they do not reflect sales charges.           Performance of the indexes does not
charges, Fund expenses and management        Performance of an index of funds reflects    reflect the effects of taxes.
fees. Results for Class B shares are         fund expenses and management fees;
calculated as if a hypothetical              performance of a market index does
shareholder had liquidated his entire

====================================================================================================================================
AVERAGE ANNUAL TOTAL RETURNS                 VALUE AND THE EFFECT OF THE MAXIMUM SALES    (CDSC) FOR THE PERIOD INVOLVED. THE CDSC
                                             CHARGE UNLESS OTHERWISE STATED. INVESTMENT   ON CLASS B SHARES DECLINES FROM 5%
As of 12/31/07, including maximum            RETURN AND PRINCIPAL VALUE WILL FLUCTUATE    BEGINNING AT THE TIME OF PURCHASE TO 0% AT
applicable sales charges                     SO THAT YOU MAY HAVE A GAIN OR LOSS WHEN     THE BEGINNING OF THE SEVENTH YEAR. THE
                                             YOU SELL SHARES.                             CDSC ON CLASS C SHARES IS 1% FOR THE FIRST
CLASS A SHARES                                                                            YEAR AFTER PURCHASE. CLASS R SHARES DO NOT
Inception (4/30/04)                  11.30%     THE NET ANNUAL FUND OPERATING EXPENSE     HAVE A FRONT-END SALES CHARGE; RETURNS
   1 Year                             1.82   RATIO SET FORTH IN THE MOST RECENT FUND      SHOWN ARE AT NET ASSET VALUE AND DO NOT
CLASS B SHARES                               PROSPECTUS AS OF THE DATE OF THIS REPORT     REFLECT A 0.75% CDSC THAT MAY BE IMPOSED
Inception (4/30/04)                  11.59%  FOR CLASS A, CLASS B, CLASS C AND CLASS R    ON A TOTAL REDEMPTION OF RETIREMENT PLAN
   1 Year                             1.89   SHARES WAS 1.30%, 2.05%, 2.05% AND 1.55%,    ASSETS WITHIN THE FIRST YEAR.
CLASS C SHARES                               RESPECTIVELY.(1,2) THE TOTAL ANNUAL FUND
Inception (4/30/04)                  12.20%  OPERATING EXPENSE RATIO SET FORTH IN THE        THE PERFORMANCE OF THE FUND'S SHARE
   1 Year                             5.97   MOST RECENT FUND PROSPECTUS AS OF THE DATE   CLASSES WILL DIFFER PRIMARILY DUE TO
CLASS R SHARES                               OF THIS REPORT FOR CLASS A, CLASS B, CLASS   DIFFERENT SALES CHARGE STRUCTURES AND
Inception (4/30/04)                  12.77%  C AND CLASS R SHARES WAS 1.46%, 2.21%,       CLASS EXPENSES.
   1 Year                             7.52   2.21% AND 1.71%, RESPECTIVELY.(2) THE
==========================================   EXPENSE RATIOS PRESENTED ABOVE MAY VARY         HAD THE ADVISOR NOT WAIVED FEES AND/OR
                                             FROM THE EXPENSE RATIOS PRESENTED IN OTHER   REIMBURSED EXPENSES IN THE PAST,
THE PERFORMANCE DATA QUOTED REPRESENT PAST   SECTIONS OF THIS REPORT THAT ARE BASED ON    PERFORMANCE WOULD HAVE BEEN LOWER.
PERFORMANCE AND CANNOT GUARANTEE             EXPENSES INCURRED DURING THE PERIOD
COMPARABLE FUTURE RESULTS; CURRENT           COVERED BY THIS REPORT.                      (1) Total annual operating expenses less
PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE                                                    any contractual fee waivers and/or
VISIT AIMINVESTMENTS.COM FOR THE MOST           CLASS A SHARE PERFORMANCE REFLECTS THE        expense reimbursements by the advisor
RECENT MONTH-END PERFORMANCE. PERFORMANCE    MAXIMUM 5.50% SALES CHARGE, AND CLASS B          in effect through at least June 30,
FIGURES REFLECT REINVESTED DISTRIBUTIONS,    AND CLASS C SHARE PERFORMANCE REFLECTS THE       2008. See current prospectus for more
CHANGES IN NET ASSET                         APPLICABLE CONTINGENT DEFERRED SALES             information
                                             CHARGE
                                                                                          (2) The expense ratio includes acquired
                                                                                              fund fees and expenses of the
                                                                                              underlying funds in which the Fund
                                                                                              invests of 0.83% for Class A, B, C and
                                                                                              R shares of AIM Growth Allocation
                                                                                              Fund.

====================================================================================================================================
                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT
Fund and index data from 4/30/04

                    AIM GROWTH     AIM GROWTH     AIM GROWTH     AIM GROWTH
                    ALLOCATION     ALLOCATION     ALLOCATION     ALLOCATION               CUSTOM GROWTH       LIPPER
                   FUND-CLASS A   FUND-CLASS B   FUND-CLASS C   FUND-CLASS R    S&P 500     ALLOCATION    MULTI-CAP CORE
           DATE       SHARES         SHARES         SHARES         SHARES      INDEX(1)      INDEX(2)     FUNDS INDEX(1)

         4/30/04      $ 9450         $10000         $10000         $10000       $10000       $10000           $10000
            5/04        9582          10130          10130          10140        10137        10133            10120
            6/04        9819          10380          10380          10390        10334        10341            10344
            7/04        9356           9880           9880           9891         9992        10010             9920
            8/04        9337           9860           9860           9881        10032        10097             9912
            9/04        9592          10120          10120          10141        10141        10266            10124
           10/04        9800          10330          10330          10351        10296        10495            10277
           11/04       10329          10879          10879          10911        10712        11010            10793
           12/04       10691          11260          11260          11298        11077        11418            11172
            1/05       10444          10990          10990          11027        10807        11124            10918
            2/05       10738          11301          11301          11348        11034        11418            11139
            3/05       10520          11060          11060          11107        10839        11208            10964
            4/05       10254          10779          10779          10836        10633        11020            10665
            5/05       10586          11120          11120          11177        10971        11318            11102
            6/05       10776          11310          11310          11379        10987        11440            11224
            7/05       11194          11741          11741          11810        11395        11869            11700
            8/05       11204          11741          11741          11820        11291        11856            11647
            9/05       11356          11891          11891          11981        11383        12054            11752
           10/05       11119          11640          11640          11730        11193        11800            11509
           11/05       11537          12071          12071          12172        11616        12199            11952
           12/05       11787          12327          12317          12429        11620        12352            12091
            1/06       12443          12996          12997          13111        11928        12855            12540
            2/06       12376          12925          12926          13049        11960        12877            12490
            3/06       12684          13239          13240          13376        12109        13155            12769
            4/06       12916          13472          13473          13610        12271        13379            12927
            5/06       12385          12905          12906          13049        11919        12951            12479
            6/06       12365          12884          12875          13028        11934        13001            12442
            7/06       12317          12834          12825          12977        12008        13056            12293
            8/06       12539          13047          13048          13202        12293        13388            12584
            9/06       12742          13249          13241          13416        12610        13606            12854
           10/06       13204          13726          13717          13895        13021        14105            13332
           11/06       13571          14101          14092          14282        13268        14451            13648
           12/06       13748          14270          14261          14458        13454        14662            13801
            1/07       14038          14563          14553          14764        13657        14930            14102
            2/07       13858          14363          14366          14574        13391        14796            13916
            3/07       14088          14593          14596          14817        13540        14973            14062
            4/07       14588          15105          15098          15334        14140        15532            14609
            5/07       15099          15617          15620          15873        14633        15964            15156
            6/07       14878          15377          15379          15630        14390        15698            15025
            7/07       14438          14917          14920          15166        13944        15235            14544
            8/07       14568          15042          15035          15302        14153        15377            14638
            9/07       15149          15627          15631          15903        14682        15988            15148
           10/07       15690          16182          16175          16473        14915        16352            15454
           11/07       14899          15355          15349          15639        14291        15677            14759
           12/07       14814          14957          15257          15545        14192        15490            14625

====================================================================================================================================

                                                               Sources: (1)Lipper Inc., (2) A I M MANAGEMENT GROUP INC., LIPPER INC.

AIM Allocation Funds

AIM Moderate Allocation Fund long-term performance

Past performance cannot guarantee            investment in the Fund at the close of the   not. Performance shown in the chart and
comparable future results.                   reporting period and paid the applicable     table(s) does not reflect deduction of
                                             contingent deferred sales charges. Index     taxes a shareholder would pay on Fund
   The data shown in the chart include       results include reinvested dividends, but    distributions or sale of Fund shares.
reinvested distributions, applicable sales   they do not reflect sales charges.           Performance of the indexes does not
charges, Fund expenses and management        Performance of an index of funds reflects    reflect the effects of taxes.
fees. Results for Class B shares are         fund expenses and management fees;
calculated as if a hypothetical              performance of a market index does
shareholder had liquidated his entire

====================================================================================================================================
AVERAGE ANNUAL TOTAL RETURNS                 VALUE AND THE EFFECT OF THE MAXIMUM          (CDSC) FOR THE PERIOD INVOLVED. THE
                                             SALES CHARGE UNLESS OTHERWISE STATED.        CDSC ON CLASS B SHARES DECLINES
As of 12/31/07, including maximum            INVESTMENT RETURN AND PRINCIPAL VALUE        FROM 5% BEGINNING AT THE TIME OF
applicable sales charges                     WILL FLUCTUATE SO THAT YOU MAY HAVE A        PURCHASE TO 0% AT THE BEGINNING OF
                                             GAIN OR LOSS WHEN YOU SELL SHARES.           THE SEVENTH YEAR. THE CDSC ON CLASS
CLASS A SHARES                                                                            C SHARES IS 1% FOR THE FIRST YEAR AFTER
Inception (4/30/04)                   8.21%     THE NET ANNUAL FUND OPERATING EXPENSE     PURCHASE. CLASS R SHARES DO NOT HAVE
   1 Year                             1.27   RATIO SET FORTH IN THE MOST RECENT FUND      A FRONT-END SALES CHARGE; RETURNS
CLASS B SHARES                               PROSPECTUS AS OF THE DATE OF THIS REPORT     SHOWN ARE AT NET ASSET VALUE AND DO
Inception (4/30/04)                   8.43%  FOR CLASS A, CLASS B, CLASS C AND CLASS R    NOT REFLECT A 0.75% CDSC THAT MAY
   1 Year                             1.33   SHARES WAS 1.18%, 1.93%, 1.93% AND 1.43%,    BE IMPOSED ON A TOTAL REDEMPTION OF
CLASS C SHARES                               RESPECTIVELY.(1,2) THE TOTAL ANNUAL FUND     RETIREMENT PLAN ASSETS WITHIN THE FIRST
Inception (4/30/04)                   9.08%  OPERATING EXPENSE RATIO SET FORTH IN THE     YEAR.
   1 Year                             5.33   MOST RECENT FUND PROSPECTUS AS OF THE DATE
CLASS R SHARES                               OF THIS REPORT FOR CLASS A, CLASS B, CLASS   THE PERFORMANCE OF THE FUND'S
Inception (4/30/04)                   9.64%  C AND CLASS R SHARES WAS 1.33%, 2.08%,       SHARE CLASSES WILL DIFFER PRIMARILY DUE
   1 Year                             6.90   2.08% AND 1.58%, RESPECTIVELY.(2) THE        TO DIFFERENT SALES CHARGE STRUCTURES
==========================================   EXPENSE RATIOS PRESENTED ABOVE MAY VARY      AND CLASS EXPENSES.
                                             FROM THE EXPENSE RATIOS PRESENTED IN OTHER
THE PERFORMANCE DATA QUOTED REPRESENT PAST   SECTIONS OF THIS REPORT THAT ARE BASED ON    HAD THE ADVISOR NOT WAIVED FEES
PERFORMANCE AND CANNOT GUARANTEE             EXPENSES INCURRED DURING THE PERIOD          AND/OR REIMBURSED EXPENSES IN THE
COMPARABLE FUTURE RESULTS; CURRENT           COVERED BY THIS REPORT.                      PAST, PERFORMANCE WOULD HAVE BEEN
PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE                                                LOWER.
VISIT AIMINVESTMENTS.COM FOR THE MOST           CLASS A SHARE PERFORMANCE REFLECTS THE
RECENT MONTH-END PERFORMANCE. PERFORMANCE    MAXIMUM 5.50% SALES CHARGE, AND CLASS B      (1) Total annual operating expenses less
FIGURES REFLECT REINVESTED DISTRIBUTIONS,    AND CLASS C SHARE PERFORMANCE REFLECTS THE       any contractual fee waivers and/or
CHANGES IN NET ASSET                         APPLICABLE CONTINGENT DEFERRED SALES             expense reimbursements by the advisor
                                             CHARGE                                           in effect through at least June 30,
                                                                                              2008. See current prospectus for more
                                                                                              information

                                                                                          (2) The expense ratio includes acquired
                                                                                              fund fees and expenses of the
                                                                                              underlying funds in which the Fund
                                                                                              invests of 0.80% for Class A, B, C and
                                                                                              R shares of AIM Moderate Allocation
                                                                                              Fund.

====================================================================================================================================
                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT
Fund and index data from 4/30/04

                                                                                                                    LIPPER
                                                                                                                 MIXED-ASSET
                      AIM            AIM           AIM            AIM                                              TARGET
                   MODERATE       MODERATE       MODERATE       MODERATE                  CUSTOM       LIPPER     ALLOCATION
                  ALLOCATION     ALLOCATION     ALLOCATION     ALLOCATION                MODERATE     BALANCED     MODERATE
                 FUND-CLASS A   FUND-CLASS B   FUND-CLASS C   FUND-CLASS R    S&P 500   ALLOCATION     FUNDS        FUNDS
         DATE       SHARES         SHARES         SHARES         SHARES      INDEX(1)    INDEX(2)     INDEX(1)     INDEX(1)

       4/30/04      $ 9450         $10000         $10000         $10000       $10000      $10000       $10000       $10000
          5/04        9488          10030          10040          10040        10137       10045        10044        10016
          6/04        9658          10210          10210          10220        10334       10196        10201        10143
          7/04        9412           9940           9940           9960         9992       10018        10009        10014
          8/04        9450           9980           9980           9990        10032       10122        10070        10131
          9/04        9639          10179          10179          10200        10141       10251        10220        10234
         10/04        9790          10329          10329          10360        10296       10421        10330        10357
         11/04       10121          10669          10669          10710        10712       10725        10608        10609
         12/04       10381          10943          10943          10980        11077       11013        10873        10879
          1/05       10276          10823          10823          10869        10807       10878        10733        10754
          2/05       10457          11003          11004          11051        11034       11044        10885        10889
          3/05       10295          10832          10832          10879        10839       10884        10735        10741
          4/05       10134          10651          10651          10707        10633       10792        10606        10630
          5/05       10343          10872          10873          10929        10971       11017        10849        10857
          6/05       10506          11023          11024          11091        10987       11105        10927        10985
          7/05       10725          11255          11255          11323        11395       11326        11170        11234
          8/05       10782          11306          11306          11383        11291       11386        11202        11242
          9/05       10868          11386          11386          11463        11383       11475        11247        11274
         10/05       10697          11195          11205          11282        11193       11288        11070        11071
         11/05       10964          11477          11477          11564        11616       11545        11339        11290
         12/05       11158          11672          11672          11771        11620       11688        11438        11393
          1/06       11528          12049          12049          12150        11928       11986        11711        11662
          2/06       11499          12008          12008          12120        11960       12010        11697        11669
          3/06       11664          12181          12181          12295        12109       12125        11811        11733
          4/06       11819          12334          12335          12458        12271       12276        11939        11837
          5/06       11490          11978          11978          12099        11919       12018        11703        11648
          6/06       11451          11926          11927          12058        11934       12035        11696        11662
          7/06       11470          11947          11947          12079        12008       12117        11750        11776
          8/06       11683          12160          12161          12305        12293       12377        11976        11976
          9/06       11839          12314          12314          12468        12610       12543        12149        12139
         10/06       12130          12609          12610          12766        13021       12857        12432        12425
         11/06       12344          12824          12824          12992        13268       13105        12671        12646
         12/06       12468          12938          12940          13116        13454       13221        12765        12762
          1/07       12652          13129          13131          13308        13657       13345        12903        12887
          2/07       12631          13098          13100          13287        13391       13353        12854        12875
          3/07       12814          13278          13280          13481        13540       13473        12964        12974
          4/07       13150          13618          13620          13825        14140       13839        13337        13309
          5/07       13436          13906          13897          14115        14633       14059        13623        13553
          6/07       13333          13789          13790          14008        14390       13927        13496        13421
          7/07       13079          13512          13513          13739        13944       13717        13266        13200
          8/07       13130          13554          13555          13793        14153       13828        13373        13296
          9/07       13466          13894          13895          14136        14682       14221        13751        13652
         10/07       13803          14234          14235          14491        14915       14482        13993        13869
         11/07       13375          13799          13800          14050        14291       14205        13665        13594
         12/07       13358          13459          13759          14021        14192       14129        13598        13487
====================================================================================================================================

                                                              Sources: (1) Lipper Inc., (2) A I M MANAGEMENT GROUP INC., LIPPER INC.

AIM Allocation Funds

AIM Moderate Growth Allocation Fund long-term performance

Past performance cannot guarantee            investment in the Fund at the close of the   not. Performance shown in the chart and
comparable future results.                   reporting period and paid the applicable     table(s) does not reflect deduction of
                                             contingent deferred sales charges. Index     taxes a shareholder would pay on Fund
   The data shown in the chart include       results include reinvested dividends, but    distributions or sale of Fund shares.
reinvested distributions, applicable sales   they do not reflect sales charges.           Performance of the indexes does not
charges, Fund expenses and management        Performance of an index of funds reflects    reflect the effects of taxes.
fees. Results for Class B shares are         fund expenses and management fees;
calculated as if a hypothetical              performance of a market index does
shareholder had liquidated his entire
====================================================================================================================================

AVERAGE ANNUAL TOTAL RETURNS                 VALUE AND THE EFFECT OF THE MAXIMUM          (CDSC) FOR THE PERIOD INVOLVED. THE
                                             SALES CHARGE UNLESS OTHERWISE STATED.        CDSC ON CLASS B SHARES DECLINES
As of 12/31/07, including maximum            INVESTMENT RETURN AND PRINCIPAL VALUE        FROM 5% BEGINNING AT THE TIME OF
applicable sales charges                     WILL FLUCTUATE SO THAT YOU MAY HAVE A        PURCHASE TO 0% AT THE BEGINNING OF
                                             GAIN OR LOSS WHEN YOU SELL SHARES.           THE SEVENTH YEAR. THE CDSC ON CLASS
CLASS A SHARES                                                                            C SHARES IS 1% FOR THE FIRST YEAR AFTER
Inception (4/29/05)                  11.06%     THE NET ANNUAL FUND OPERATING             PURCHASE. CLASS R SHARES DO NOT HAVE
   1 Year                             1.31   EXPENSE RATIO SET FORTH IN THE MOST          A FRONT-END SALES CHARGE; RETURNS
CLASS B SHARES                               RECENT FUND PROSPECTUS AS OF THE DATE        SHOWN ARE AT NET ASSET VALUE AND DO
Inception (4/29/05)                  11.72%  OF THIS REPORT FOR CLASS A, CLASS B,         NOT REFLECT A 0.75% CDSC THAT MAY
   1 Year                             1.44   CLASS C AND CLASS R SHARES WAS               BE IMPOSED ON A TOTAL REDEMPTION OF
CLASS C SHARES                               1.20%, 1.95%, 1.95% AND 1.45%,               RETIREMENT PLAN ASSETS WITHIN THE FIRST
Inception (4/29/05)                  12.61%  RESPECTIVELY.(1,2) THE TOTAL ANNUAL FUND     YEAR.
   1 Year                             5.45   OPERATING EXPENSE RATIO SET FORTH IN
CLASS R SHARES                               THE MOST RECENT FUND PROSPECTUS AS              THE PERFORMANCE OF THE FUND'S SHARE
Inception (4/29/05)                  13.15%  OF THE DATE OF THIS REPORT FOR CLASS A,      CLASSES WILL DIFFER PRIMARILY DUE TO
   1 Year                             6.98   CLASS B, CLASS C AND CLASS R SHARES          DIFFERENT SALES CHARGE STRUCTURES AND
==========================================   WAS 1.53%, 2.28%, 2.28% AND                  CLASS EXPENSES.
                                             1.78%, RESPECTIVELY.(2) THE EXPENSE
THE PERFORMANCE DATA QUOTED                  RATIOS PRESENTED ABOVE MAY VARY FROM            HAD THE ADVISOR NOT WAIVED FEES AND/OR
REPRESENT PAST PERFORMANCE AND               THE EXPENSE RATIOS PRESENTED IN OTHER        REIMBURSED EXPENSES, PERFORMANCE WOULD
CANNOT GUARANTEE COMPARABLE FUTURE           SECTIONS OF THIS REPORT THAT ARE BASED       HAVE BEEN LOWER.
RESULTS; CURRENT PERFORMANCE MAY BE          ON EXPENSES INCURRED DURING THE
LOWER OR HIGHER. PLEASE VISIT                PERIOD COVERED BY THIS REPORT.               (1) Total annual operating expenses less
AIMINVESTMENTS.COM FOR THE MOST                                                               any contractual fee waivers and/or
RECENT MONTH-END PERFORMANCE.                   CLASS A SHARE PERFORMANCE REFLECTS            expense reimbursements by the advisor
PERFORMANCE FIGURES REFLECT REINVESTED       THE MAXIMUM 5.50% SALES CHARGE,                  in effect through at least June 30,
DISTRIBUTIONS, CHANGES IN NET ASSET          AND CLASS B AND CLASS C SHARE                    2008. See current prospectus for more
                                             PERFORMANCE REFLECTS THE APPLICABLE              information
                                             CONTINGENT DEFERRED SALES CHARGE
                                                                                          (2) The expense ratio includes acquired
                                                                                              fund fees and expenses of the
                                                                                              underlying funds in which the Fund
                                                                                              invests of 0.82% for Class A, B, C and
                                                                                              R shares of AIM Moderate Growth
                                                                                              Allocation Fund.

====================================================================================================================================
                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT
Fund data from 4/29/05, index data from 4/30/05

                                                                                                               LIPPER
                             AIM           AIM            AIM             AIM                               MIXED-ASSET
                          MODERATE       MODERATE       MODERATE       MODERATE                  CUSTOM        TARGET
                           GROWTH         GROWTH         GROWTH         GROWTH                  MODERATE    ALLOCATION
                         ALLOCATION     ALLOCATION     ALLOCATION     ALLOCATION                 GROWTH        GROWTH
                        FUND-CLASS A   FUND-CLASS B   FUND-CLASS C   FUND-CLASS R   S&P 500    ALLOCATION      FUNDS
                DATE       SHARES         SHARES         SHARES         SHARES      INDEX(1)    INDEX(2)      INDEX(1)

              4/29/05       $9450         $10000         $10000         $10000
                 4/05        9450          10000          10000          10000       $10000       $10000       $10000
                 5/05        9769          10338          10328          10338        10318        10243        10211
                 6/05        9948          10517          10507          10517        10333        10340        10304
                 7/05       10249          10834          10825          10834        10717        10649        10525
                 8/05       10276          10844          10835          10854        10619        10668        10547
                 9/05       10399          10973          10973          10993        10705        10806        10608
                10/05       10210          10775          10765          10794        10526        10600        10439
                11/05       10548          11123          11113          11141        10924        10908        10678
                12/05       10752          11325          11315          11359        10928        11045        10757
                 1/06       11244          11836          11825          11870        11217        11423        11082
                 2/06       11206          11786          11776          11830        11248        11443        11014
                 3/06       11424          12016          12005          12060        11388        11630        11112
                 4/06       11613          12206          12195          12251        11541        11808        11274
                 5/06       11225          11786          11785          11840        11209        11486        11073
                 6/06       11187          11736          11736          11800        11224        11515        11084
                 7/06       11187          11726          11725          11791        11293        11576        11207
                 8/06       11395          11946          11935          12011        11561        11850        11415
                 9/06       11566          12116          12104          12182        11859        12028        11576
                10/06       11926          12476          12465          12563        12245        12408        11858
                11/06       12200          12765          12756          12853        12478        12684        12081
                12/06       12355          12915          12905          13005        12653        12840        12215
                 1/07       12579          13139          13129          13240        12844        13022        12356
                 2/07       12472          13028          13018          13128        12593        12959        12322
                 3/07       12665          13211          13201          13322        12734        13100        12447
                 4/07       13073          13629          13620          13752        13298        13534        12827
                 5/07       13451          14027          14007          14151        13761        13842        13136
                 6/07       13305          13853          13844          13987        13533        13659        13026
                 7/07       12917          13446          13436          13577        13114        13343        12762
                 8/07       13014          13537          13527          13669        13310        13457        12860
                 9/07       13460          13985          13976          14141        13807        13927        13236
                10/07       13868          14413          14404          14571        14027        14218        13468
                11/07       13305          13812          13802          13976        13440        13769        13102
                12/07       13240          13449          13739          13913        13347        13645        13013
====================================================================================================================================

                                                              Sources: (1) Lipper Inc., (2) A I M MANAGEMENT GROUP INC., LIPPER INC.

AIM Allocation Funds

AIM Moderately Conservative Allocation Fund long-term performance

Past performance cannot guarantee            investment in the Fund at the close of the   not. Performance shown in the chart and
comparable future results.                   reporting period and paid the applicable     table(s) does not reflect deduction of
                                             contingent deferred sales charges. Index     taxes a shareholder would pay on Fund
   The data shown in the chart include       results include reinvested dividends, but    distributions or sale of Fund shares.
reinvested distributions, applicable sales   they do not reflect sales charges.           Performance of the indexes does not
charges, Fund expenses and management        Performance of an index of funds reflects    reflect the effects of taxes.
fees. Results for Class B shares are         fund expenses and management fees;
calculated as if a hypothetical              performance of a market index does
shareholder had liquidated his entire
====================================================================================================================================

AVERAGE ANNUAL TOTAL RETURNS                 DISTRIBUTIONS, CHANGES IN NET ASSET          PERFORMANCE REFLECTS THE APPLICABLE
                                             VALUE AND THE EFFECT OF THE MAXIMUM          CONTINGENT DEFERRED SALES CHARGE (CDSC)
As of 12/31/07, including maximum            SALES CHARGE UNLESS OTHERWISE STATED.        FOR THE PERIOD INVOLVED. THE CDSC ON CLASS
applicable sales charges                     INVESTMENT RETURN AND PRINCIPAL VALUE        B SHARES DECLINES FROM 5% BEGINNING AT THE
                                             WILL FLUCTUATE SO THAT YOU MAY HAVE A        TIME OF PURCHASE TO 0% AT THE BEGINNING OF
CLASS A SHARES                               GAIN OR LOSS WHEN YOU SELL SHARES.           THE SEVENTH YEAR. THE CDSC ON CLASS C
Inception (4/29/05)                   5.77%                                               SHARES IS 1% FOR THE FIRST YEAR AFTER
   1 Year                             0.35      THE NET ANNUAL FUND OPERATING EXPENSE     PURCHASE. CLASS R SHARES DO NOT HAVE A
CLASS B SHARES                               RATIO SET FORTH IN THE MOST RECENT FUND      FRONTEND SALES CHARGE; RETURNS SHOWN ARE
Inception (4/29/05)                   6.19%  PROSPECTUS AS OF THE DATE OF THIS REPORT     AT NET ASSET VALUE AND DO NOT REFLECT A
   1 Year                             0.40   FOR CLASS A, CLASS B, CLASS C AND CLASS R    0.75% CDSC THAT MAY BE IMPOSED ON A TOTAL
CLASS C SHARES                               SHARES WAS 1.14%, 1.89%, 1.89% AND 1.39%,    REDEMPTION OF RETIREMENT PLAN ASSETS
Inception (4/29/05)                   7.23%  RESPECTIVELY.(1,2) THE TOTAL ANNUAL FUND     WITHIN THE FIRST YEAR.
   1 Year                             4.49   OPERATING EXPENSE RATIO SET FORTH IN THE
CLASS R SHARES                               MOST RECENT FUND PROSPECTUS AS OF THE DATE      THE PERFORMANCE OF THE FUND'S SHARE
Inception (4/29/05)                   7.73%  OF THIS REPORT FOR CLASS A, CLASS B, CLASS   CLASSES WILL DIFFER PRIMARILY DUE TO
   1 Year                             5.91   C AND CLASS R SHARES WAS 2.11%, 2.86%,       DIFFERENT SALES CHARGE STRUCTURES AND
==========================================   2.86% AND 2.36%, RESPECTIVELY.(2) THE        CLASS EXPENSES.
                                             EXPENSE RATIOS PRESENTED ABOVE MAY VARY
THE PERFORMANCE DATA QUOTED REPRESENT PAST   FROM THE EXPENSE RATIOS PRESENTED IN OTHER      HAD THE ADVISOR NOT WAIVED FEES AND/OR
PERFORMANCE AND CANNOT GUARANTEE             SECTIONS OF THIS REPORT THAT ARE BASED ON    REIMBURSED EXPENSES, PERFORMANCE WOULD
COMPARABLE FUTURE RESULTS; CURRENT           EXPENSES INCURRED DURING THE PERIOD          HAVE BEEN LOWER.
PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE   COVERED BY THIS REPORT.
VISIT AIMINVESTMENTS.COM FOR THE MOST                                                     (1) Total annual operating expenses less
RECENT MONTH-END PERFORMANCE. PERFORMANCE       CLASS A SHARE PERFORMANCE REFLECTS THE        any contractual fee waivers and/or
FIGURES REFLECT REINVESTED                   MAXIMUM 5.50% SALES CHARGE, AND CLASS B          expense reimbursements by the advisor
                                             AND CLASS C SHARE                                in effect through at least June 30,
                                                                                              2008. See current prospectus for more
                                                                                              information

                                                                                          (2) The expense ratio includes acquired
                                                                                              fund fees and expenses of the
                                                                                              underlying funds in which the Fund
                                                                                              invests of 0.74% for Class A, B, C and
                                                                                              R shares of AIM Moderately
                                                                                              Conservative Allocation Fund.

====================================================================================================================================
                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT
Fund data from 4/29/05, index data from 4/30/05

                                                                                                                   LIPPER
                                                                                                                 MIXED-ASSET
                  AIM MODERATELY   AIM MODERATELY   AIM MODERATELY   AIM MODERATELY                 CUSTOM         TARGET
                   CONSERVATIVE     CONSERVATIVE     CONSERVATIVE     CONSERVATIVE                MODERATELY     ALLOCATION
                    ALLOCATION       ALLOCATION       ALLOCATION       ALLOCATION                CONSERVATIVE   CONSERVATIVE
                   FUND-CLASS A     FUND-CLASS B     FUND-CLASS C     FUND-CLASS R    S&P 500     ALLOCATION       FUNDS
          DATE        SHARES           SHARES           SHARES            SHARES      INDEX(1)     INDEX(2)       INDEX(1)

        4/29/05        $9450           $10000           $10000           $10000
           4/05         9450            10000            10000            10000        $10000       $10000         $10000
           5/05         9638            10189            10189            10199         10318        10194          10174
           6/05         9733            10279            10289            10299         10333        10269          10244
           7/05         9845            10398            10399            10408         10717        10385          10376
           8/05         9874            10418            10429            10438         10619        10449          10429
           9/05         9911            10448            10459            10478         10705        10455          10454
          10/05         9817            10338            10350            10368         10526        10318          10338
          11/05         9987            10518            10529            10558         10924        10498          10500
          12/05        10112            10648            10649            10683         10928        10598          10574
           1/06        10322            10860            10861            10906         11217        10771          10760
           2/06        10313            10840            10840            10886         11248        10801          10756
           3/06        10380            10900            10910            10957         11388        10831          10823
           4/06        10447            10971            10970            11027         11541        10900          10883
           5/06        10246            10760            10759            10815         11209        10745          10767
           6/06        10226            10729            10728            10795         11224        10762          10773
           7/06        10275            10770            10779            10845         11293        10855          10841
           8/06        10417            10911            10910            10986         11561        11065          11005
           9/06        10532            11023            11032            11107         11859        11208          11137
          10/06        10713            11204            11212            11299         12245        11421          11306
          11/06        10865            11356            11364            11451         12478        11609          11474
          12/06        10934            11426            11424            11522         12653        11652          11505
           1/07        11042            11530            11538            11636         12844        11732          11574
           2/07        11052            11530            11538            11646         12593        11785          11621
           3/07        11160            11644            11642            11750         12734        11849          11693
           4/07        11377            11862            11860            11979         13298        12084          11885
           5/07        11525            12007            12005            12135         13761        12196          11979
           6/07        11455            11924            11932            12062         13533        12092          11888
           7/07        11297            11758            11767            11895         13114        11981          11817
           8/07        11356            11810            11808            11948         13310        12108          11875
           9/07        11573            12027            12036            12177         13807        12366          12121
          10/07        11800            12256            12263            12417         14027        12543          12276
          11/07        11603            12049            12056            12208         13440        12438          12177
          12/07        11619            11741            12051            12202         13347        12414          12156
====================================================================================================================================
                                                              Sources: (1) Lipper Inc., (2) A I M MANAGEMENT GROUP INC., LIPPER INC.

AIM Allocation Funds

                    Dear Shareholders:

                    I'm pleased to provide you with this report, which includes a discussion of how your Fund was managed during the period under review, and factors that affected its performance. The
   [TAYLOR          following pages contain important information that answers
    PHOTO]          questions you may have about your investment.

                       Despite notable volatility at points throughout the year
                    ended December 31, 2007, major stock market indexes in the U.S. and abroad generally performed well. Reasons for their favorable performance included positive economic growth, particularly overseas; strong corporate profits; and action by the U.S. Federal Reserve Board (the Fed) to lower short-term interest rates, among other factors.

                       At its mid-September 2007 meeting, the Fed cut its
Philip Taylor       federal funds target rate for the first time since June
                    2003.(1) That cut followed 17 rate increases from June 2004 to June 2006(1) and was intended to address concerns about a weak housing market and problems in the subprime mortgage market, which some feared could adversely affect the U.S.
                    economy. The Fed cut the federal funds target rate again in late October and mid-December in response to continued economic uncertainty.

                       This kind of uncertainty can affect equity, fixed-income
                    and other markets--often suddenly and sometimes dramatically. We can help you deal with market volatility by offering a broad range of mutual funds, including:

                    o  Domestic, global and international equity funds.

                    o  Taxable and tax-exempt fixed-income funds.

                    o Allocation portfolios, with risk/return characteristics to match your needs.

                    o AIM Independence Funds--target-maturity funds that combine retail mutual funds and PowerShares--REGISTERED TRADEMARK-- exchange-traded funds--with risk/return characteristics that change as your target retirement date nears.

                       I encourage you to talk with your financial advisor if
                    you have concerns about your portfolio. We believe in the value of working with a trusted financial advisor who can recommend AIM funds that are appropriate for your portfolio and that address your long-term investment goals and risk tolerance regardless of prevailing short-term market conditions.

                    In conclusion

                    In May, AIM Investments' parent company changed its name from AMVESCAP PLC to Invesco Ltd., uniting our worldwide operations and global expertise under a new name. While the name of our parent company may be new to you, I can assure you that AIM's commitment to excellent customer service remains unchanged. Our highly trained, courteous client service representatives are eager to answer your questions, provide you with product information or assist you with account transactions. I encourage you to give us an opportunity to serve you by calling us at 800-959-4246.

                       We at AIM are committed to helping you achieve your
                    financial goals. We work every day to earn your trust, and we're grateful for the confidence you've placed in us.

                    Sincerely,


                    /S/ PHILIP TAYLOR
                    ------------------------------
                    Philip Taylor
                    President - AIM Funds
                    CEO, AIM Investments

                    February 11, 2008

                    Source: (1) U.S. Federal Reserve Board

                    AIM Investments--REGISTERED TRADEMARK-- is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc., A I M Capital Management, Inc., AIM Private Asset Management, Inc. and PowerShares Capital Management LLC are the investment advisors for the products and services represented by AIM Investments; they each provide investment advisory services to individual and institutional clients and do not sell securities. A I M Distributors, Inc. is the distributor for the retail mutual funds and U.S. institutional money market funds represented by AIM Investments and the exchange-traded funds managed by PowerShares Capital Management LLC. All entities are indirect wholly owned subsidiaries of Invesco Ltd.

AIM Allocation Funds

                    Dear Fellow AIM Fund Shareholders:

                    The lines of communication are open: More than 250 of you
                    have responded to the invitation I extended in my previous letter to complete an online survey, and more than 50
                    shareholders have contacted me directly by e-mail. When I
  [CROCKETT         could respond quickly and easily to a shareholder's specific
    PHOTO]          concern I did, but the messages for the most part raised
                    consistent issues that I respond to here.

                       I have received many suggestions, a few complaints, and
                    one offer to buy a gold mine! In general, your letters
Bruce L. Crockett   expressed an appreciation for transparency, frankness and
                    the opportunity to comment. Nevertheless, several shareholders found room for improvement in communications.
                    Some would like more concise letters while others would prefer reports to be more customized for their particular information needs. With these reports going to tens of thousands of people, shareholder communications necessarily have to cover those issues common to a diverse population as well as the information required by law. The ability to change or further customize letters and reports is also affected by technology, timeliness and cost.

                       Online survey responders preferred electronic
                    communications to paper at a ratio of 63% to 37%. Direct responders expressed more of a preference for paper, especially for long reports. Electronic communications are more cost-effective than paper communications that have to be printed and mailed, so I encourage those who have resisted electronic communications to give them a try.

                       The correspondence shows that improving fund performance
                    and reducing shareholder costs remain the key shareholder concerns. Several letters noted individual funds where performance had changed for the better, while others remained dissatisfied with the returns from funds they hold. Although 75% of the online survey responders wanted to see more overall fund performance data in these letters, and 58% wanted more information on individual funds, Securities and Exchange Commission (SEC) and Financial Industry Regulatory Authority (FINRA) rules are very specific about the way fund performance can be discussed in print. Respect for those rules prevents me from commenting on individual funds or very recent results here, but I can assure you that your Board and all of its Investments subcommittees continue to work with AIM Investments to make improved performance a top priority for all fund managers.

                       Expense levels came up as another dominant issue, and no
                    respondent felt these were too low. Several shareholders questioned the need for 12b-1 fees, which cover the cost of distributing fund shares and thereby help the fund to attract new assets. Your Board reviews the funds' 12b-1 fees annually with the shareholders' best interests in mind. While your Board keeps its eye on containing or lowering these fees wherever possible, we also are mindful that 12b-1 fees may be necessary in order to maintain an effective distribution system for fund shares.

                       The value of communication between the Board and
                    shareholders has been noted within and beyond the AIM community. In the online survey, 87% of the respondents felt it was either somewhat or very important to hear directly from the Board, with 55% saying it was very important. Morningstar--TRADEMARK--, the mutual fund tracking company, also commented favorably on this channel of communication in its fall 2007 update of fund stewardship grades, where AIM was one of fewer than 10 fund boards to get an A for board quality, according to BoardIQ (11/13/07).

                       In other news, Ruth Quigley retired from your Board at
                    the end of 2007, and we thank her for her many years of dedicated service. Larry Soll has assumed Ruth's place as a vice chair of the Investments Committee. The Valuation Committee, which Ruth used to chair, has been reorganized as the Valuation, Distribution and Proxy Oversight Committee under the chairmanship of Carl Frischling. The elevation of proxy oversight to standing committee status responds to suggestions from shareholders. In addition, Prema Mathi-Davis assumed my seat on the Governance Committee, and I moved to the Audit Committee.

                       Your Board looks forward to another year of diligent
                    effort on your behalf, and we are even more strongly motivated by your feedback. The invitation remains open to e-mail me at bruce@brucecrockett.com. I look forward to hearing from you.

                    Sincerely,


                    /S/ BRUCE L. CROCKETT

                    Bruce L. Crockett
                    Independent Chair
                    AIM Funds Board of Trustees
                    February 11, 2008

AIM Allocation Funds

AIM Conservative Allocation Fund management's discussion of Fund performance
=======================================================================================
PERFORMANCE SUMMARY                                                                       given period. Additionally, the broad
                                                                                          diversification attempts to limit exposure
For the 12 months ended December 31, 2007, AIM Conservative Allocation Fund produced      to any one area of the market that may be
positive performance at net asset value (NAV).                                            underperforming.

   In this market environment, where equity markets provided positive returns but on         We establish target asset class
average underperformed fixed income markets, the Fund underperformed the broad-based      weightings and underlying fund selections
S&P 500 Index.(triangle) Additionally, the Fund underperformed the Custom Conservative    for the Fund and also monitor the Fund on
Allocation Index, which approximates the performance of the types of holdings owned by    an ongoing basis. The underlying funds are
the Fund's underlying funds.                                                              actively managed by their respective
                                                                                          management teams based on individual fund
   Your Fund's long-term performance appears on page 3 of this report.                    objectives, investment strategies and
                                                                                          management techniques.
FUND VS. INDEXES
                                                                                             While the weightings of various
Total returns, 12/31/06-12/31/07, at NAV. Performance shown does not include applicable   underlying funds in the portfolio may vary
CDSC or front-end sales charges, which would have reduced performance.                    from their targets during the year due to
                                                                                          market movements, we rebalance the
Class A Shares                                                                     4.79%  portfolio annually to maintain its target
Class B Shares                                                                     3.88   asset class allocations.
Class C Shares                                                                     3.98
Class R Shares                                                                     4.46   Market conditions and your Fund
S&P 500 Index(triangle) (Broad Market Index)                                       5.49
Custom Conservative Allocation Index(square) (Style-Specific Index)                6.20   Market volatility increased during 2007 as
Lipper Mixed-Asset Target Allocation Conservative Funds Index(triangle)                   subprime mortgage issues and record high
(Peer Group Index)                                                                 5.66   oil prices fueled concerns that slower
Lipper Income Funds Index(triangle) (Former Peer Group Index)                      5.63   economic growth and rising inflation would
                                                                                          reduce corporate profits.(1) Despite these
SOURCES: (TRIANGLE) LIPPER INC.; (SQUARE) A I M MANAGEMENT GROUP INC., LIPPER INC.        concerns, most major market indexes
=======================================================================================   finished the fiscal year with respectable
                                                                                          gains.(2)
How we invest                                (mid and large). These underlying funds
                                             include five bond funds and eight stock         Across asset classes, international
AIM Conservative Allocation Fund is          funds, which represent 65% and 25% of the    equities continued their trend of
intended for investors with relatively low   portfolio, respectively. The portfolio       outperforming
risk tolerance. The Fund invests in 13       also maintains a 10% allocation to cash
underlying funds diversified among asset     equivalents.
classes (stocks, bonds and cash),
investment styles (value and blend/core),       While no fund can guarantee positive
regions (domestic and international) and     performance, the broad portfolio
market capitalizations                       diversification provides exposure to areas
                                             of the market that may perform well in any
====================================================================================================================================

PORTFOLIO COMPOSITION                                                                     TOTAL NET ASSETS

                                                                         % OF TOTAL NET   Total Net Assets           $121.75 million
                                                              TARGET      ASSETS AS OF
ASSET CLASS                                                 ALLOCATION      12/31/07
-----------                                                 ----------   --------------
Intermediate Term Taxable Investment Grade                    26.00%          26.88%
International Global/Blend                                     2.50            2.45
Large Cap Blend                                                5.00            4.87
Large Cap Growth                                               5.00            5.21       The Fund purchases Institutional Class
Large Cap Value                                                5.00            4.59       shares of the underlying mutual funds.
Mid Cap Blend                                                  5.00            4.26       Institutional Class shares have no sales
Sector                                                         2.50            2.42       charge. The Fund's portfolio is subject to
Short Term Taxable Investment Grade                           32.00           32.50       change, and there is no assurance that the
Taxable Non-Investment Grade                                   7.00            6.80       Fund will continue to hold any particular
Cash Equivalent Plus Other Assets Less Liabilities            10.00           10.02       fund.
====================================================================================================================================

AIM Allocation Funds

domestic equities.(1) A weak U.S. dollar        AIM International Total Return Fund was   THE VIEWS AND OPINIONS EXPRESSED IN
helped boost international equity            the portfolio's only positive fixed income   MANAGEMENT'S DISCUSSION OF FUND
returns.(2) As the dollar declined, large    contributor to performance relative to the   PERFORMANCE ARE THOSE OF A I M ADVISORS,
caps generally outperformed small caps as    Fund's custom style-specific index as the    INC. THESE VIEWS AND OPINIONS ARE SUBJECT
investors sought more exposure to global     declining dollar aided foreign bonds.        TO CHANGE AT ANY TIME BASED ON FACTORS
corporations with the ability to leverage                                                 SUCH AS MARKET AND ECONOMIC CONDITIONS.
currency weakness through their presence        Within the Fund's 25% equity component,   THESE VIEWS AND OPINIONS MAY NOT BE RELIED
in foreign markets.(2) For the most part,    two of the largest positive contributors     UPON AS INVESTMENT ADVICE OR
growth outperformed value as subprime        to absolute performance were AIM Large Cap   RECOMMENDATIONS, OR AS AN OFFER FOR A
issues weighed on financial stocks and       Growth Fund and AIM Structured Growth        PARTICULAR SECURITY. THE INFORMATION IS
real estate, both of which are mostly        Fund. Additionally, these underlying funds   NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF
found in value indexes.(2)                   were the largest contributors to relative    ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR
                                             performance when compared with the           THE FUND. STATEMENTS OF FACT ARE FROM
   Largely in response to subprime           components of the Custom Conservative        SOURCES CONSIDERED RELIABLE, BUT A I M
mortgage issues, the U.S. Federal Reserve    Allocation Index and benefited from          ADVISORS, INC. MAKES NO REPRESENTATION OR
Board (the Fed) lowered its Federal Funds    exposure to growth equities which            WARRANTY AS TO THEIR COMPLETENESS OR
target rate by 100 basis points during the   outperformed during the fiscal year. AIM     ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE
year with a .50% cut in September and .25%   Charter Fund was also a solid positive       IS NO GUARANTEE OF FUTURE RESULTS, THESE
cuts in October and December.(3) These       contributor to both absolute and relative    INSIGHTS MAY HELP YOU UNDERSTAND OUR
cuts served to help bonds generally          performance during the year.                 INVESTMENT MANAGEMENT PHILOSOPHY.
outperform equities during the fiscal
year.(2) For the most part, high quality        The largest single relative detractor        See important Fund and index
bonds outperformed lower quality bonds as    within the Fund's 25% equity component was      disclosures later in this report.
investors sought the safety of U.S.          AIM Trimark Endeavor Fund, which was
Treasury securities.(2) Longer maturity      hindered by the underperformance of the                    Gary Wendler
issues outperformed shorter maturity         mid-cap style. AIM Structured Value Fund        [WENDLER   Director of Product Strategy
issues in response to interest rate          and AIM Large Cap Basic Value Fund also          PHOTO]    and Investment Services, is
reductions.(2) As with equities, foreign     detracted from relative performance. These                 manager of AIM Conservative
bonds generally outperformed domestic        funds underperformed in part because         Allocation Fund. He began his career in
bonds due to the declining dollar.(2)        large-cap domestic value funds struggled     the investment industry in 1986 and joined
                                             against issues with financial stocks         AIM in 1995. Mr. Wendler earned a B.B.A in
   Eleven of the 13 underlying investments   caused by subprime mortgage concerns.        finance from Texas A&M University.
contributed positively to absolute
performance for the fiscal year. Within         Finally, the annual rebalancing of the
the Fund's 65% fixed income component, AIM   underlying funds to their target
Short Term Bond Fund and AIM Total Return    investment percentages was completed in
Bond Fund were the Fund's largest absolute   June 2007.
contributors because of their large
allocations within the portfolio.               We remain committed to our asset
                                             allocation strategies, and as always, we
   On the other hand, AIM Short Term Bond    thank you for your continued investment in
Fund and AIM Total Return Bond Fund also     AIM Conservative Allocation Fund.
detracted from the Fund's relative fixed
income performance when compared with the    Sources: (1) Bloomberg L.P.; (2) Lipper
components of the Custom Conservative        Inc.; (3) Federal Reserve
Allocation Index, the Fund's
style-specific index. This was due in part
to having a lower portfolio duration
structure as the Fed cut interest rates.
Additionally, these funds' higher exposure                                                ==========================================
to short term bonds detracted as the                                                      FOR A DISCUSSION OF THE RISKS OF INVESTING
style-specific index has a higher                                                         IN YOUR FUND AND INDEXES USED IN THIS
allocation to intermediate bonds.                                                         REPORT, PLEASE TURN TO PAGE 20.
                                                                                          ==========================================

AIM Allocation Funds

AIM Growth Allocation Fund management's discussion of Fund performance
=======================================================================================
PERFORMANCE SUMMARY                                                                       diversification attempts to limit exposure
                                                                                          to any one area of the market that may be
For the 12 months ended December 31, 2007, AIM Growth Allocation Fund produced positive   underperforming.
performance at net asset value (NAV).
                                                                                             We establish target asset class
   In this market environment, where equity markets provided positive returns but on      weightings and underlying fund selections
average underperformed fixed income markets, the Fund outperformed the broad-based S&P    for the Fund and also monitor the Fund on
500 Index.(triangle) Additionally, the Fund outperformed the Custom Growth Allocation     an ongoing basis. The underlying funds are
Index, which approximates the performance of the types of holdings owned by the Fund's    actively managed by their respective
underlying funds.                                                                         management teams based on individual fund
                                                                                          objectives, investment strategies and
   Your Fund's long-term performance appears on page 4 of this report.                    management techniques.

FUND VS. INDEXES                                                                             While the weightings of various
                                                                                          underlying funds in the portfolio may vary
Total returns, 12/31/06-12/31/07, at NAV. Performance shown does not include applicable   from their targets during the year due to
CDSC or front-end sales charges, which would have reduced performance.                    market movements, we rebalance the
                                                                                          portfolio annually to maintain its target
Class A Shares                                                                     7.75%  asset class allocations.
Class B Shares                                                                     6.89
Class C Shares                                                                     6.97   Market conditions and your Fund
Class R Shares                                                                     7.52
S&P 500 Index(triangle) (Broad Market Index)                                       5.49   Market volatility increased during 2007 as
Custom Growth Allocation Index(square) (Style-Specific Index)                      5.64   subprime mortgage issues and record high
Lipper Multi-Cap Core Funds Index(triangle) (Peer Group Index)                     5.97   oil prices fueled concerns that slower
                                                                                          economic growth and rising inflation would
SOURCES: (TRIANGLE) LIPPER INC.; (SQUARE)A I M MANAGEMENT GROUP INC., LIPPER INC.         reduce corporate profits.(1) Despite these
=======================================================================================   concerns, most major market indexes
                                                                                          finished the fiscal year with respectable
How we invest                                funds include 10 stock funds, which          gains.(2)
                                             represent 95% of the portfolio, and one
AIM Growth Allocation Fund is intended for   bond fund, which represents the remaining       Across asset classes, international
investors with a relatively high risk        5% of the portfolio.                         equities continued their trend of
tolerance. The Fund invests in 11                                                         outperforming domestic equities.(1) A weak
underlying funds diversified among asset        While no fund can guarantee positive      U.S. dollar helped
classes (stocks and bonds), investment       performance, the broad portfolio
styles (value, blend/core and growth),       diversification provides exposure to areas
regions (domestic and international) and     of the market that may perform well in any
market capitalizations (small, mid and       given period. Additionally, the broad
large). These underlying

====================================================================================================================================
PORTFOLIO COMPOSITION                                                                     TOTAL NET ASSETS

                                                TARGET     % OF TOTAL NET ASSETS          Total Net Assets           $731.68 million
ASSET CLASS                                   ALLOCATION       AS OF 12/31/07
-----------                                   ----------   ---------------------
International/Global Blend                      12.50%             12.58%
International/Global Growth                     12.50              12.84
Large Cap Growth                                20.00              21.43
Large Cap Value                                 17.50              16.43                  The Fund purchases Institutional Class
Mid Cap Growth                                   5.00               4.93                  shares of the underlying mutual funds.
Real Estate                                      5.00               4.53                  Institutional Class shares have no sales
Sector                                          12.50              12.41                  charge. The Fund's portfolio is subject to
Small Cap                                       10.00               9.94                  change, and there is no assurance that the
Taxable Non-Investment Grade                     5.00               4.97                  Fund will continue to hold any particular
Other Assets Less Liabilities                                      -0.06                  fund.
====================================================================================================================================

AIM Allocation Funds

boost international equity returns.(2) As    equities and the growth style.                             Gary Wendler
the dollar declined, large caps generally                                                    [WENDLER   Director of Product Strategy
outperformed small caps as investors            The largest relative detractors from           PHOTO]   and Investment Services, is
sought more exposure to global               performance within the equity component                    manager of AIM Growth
corporations with the ability to leverage    were AIM Structured Value Fund and AIM       Allocation Fund. He began his career in
currency weakness through their presence     Large Cap Basic Value Fund. These funds      the investment industry in 1986 and joined
in foreign markets.(2) For the most part,    underperformed in part because large-cap     AIM in 1995. Mr. Wendler earned a B.B.A in
growth outperformed value as subprime        domestic value funds struggled against       finance from Texas A&M University.
issues weighed on financial stocks and       issues with financial stocks caused by
real estate, both of which are mostly        subprime mortgage concerns.
found in value indexes.(2)
                                                The Fund's only fixed income holding,
   Largely in response to subprime           AIM High Yield Fund, was a relative
mortgage issues, the U.S. Federal Reserve    detractor from performance mainly due to
Board lowered its Federal Funds target       the its investment strategy of investing
rate by 100 basis points during the year     in lower quality, higher yielding bonds
with a .50% cut in September and .25% cuts   which underperformed during the fiscal
in October and December.(3) These cuts       year.
served to help bonds generally outperform
equities during the fiscal year.(2) For         Finally, the annual rebalancing of the
the most part, high quality bonds            underlying funds to their target
outperformed lower quality bonds as          investment percentages was completed in
investors sought the safety of U.S.          June 2007.
Treasury securities.(2) Longer maturity
issues outperformed shorter maturity            We remain committed to our asset
issues in response to interest rate          allocation strategies, and as always, we
reductions.(2) As with equities, foreign     thank you for your continued investment in
bonds generally outperformed domestic        AIM Growth Allocation Fund.
bonds due to the declining dollar.(2)
                                             Sources: (1) Bloomberg L.P.; (2) Lipper
   Nine of the 11 underlying funds           Inc.; (3) Federal Reserve
contributed positively to Fund performance
on an absolute basis for the fiscal year.    THE VIEWS AND OPINIONS EXPRESSED IN
Within the Fund's 95% equity component,      MANAGEMENT'S DISCUSSION OF FUND
AIM International Growth Fund, AIM Large     PERFORMANCE ARE THOSE OF A I M ADVISORS,
Cap Growth Fund, AIM Structured Growth       INC. THESE VIEWS AND OPINIONS ARE SUBJECT
Fund, AIM Small Cap Growth Fund and AIM      TO CHANGE AT ANY TIME BASED ON FACTORS
International Core Equity Fund were the      SUCH AS MARKET AND ECONOMIC CONDITIONS.
largest absolute contributors to Fund        THESE VIEWS AND OPINIONS MAY NOT BE RELIED
performance. AIM Real Estate Fund and AIM    UPON AS INVESTMENT ADVICE OR
Structured Value Fund both detracted from    RECOMMENDATIONS, OR AS AN OFFER FOR A
the Fund's absolute performance.             PARTICULAR SECURITY. THE INFORMATION IS
                                             NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF
   AIM Large Cap Growth Fund and AIM         ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR
Structured Growth Fund contributed the       THE FUND. STATEMENTS OF FACT ARE FROM
most to the Fund's performance on a          SOURCES CONSIDERED RELIABLE, BUT A I M
relative basis when compared with the        ADVISORS, INC. MAKES NO REPRESENTATION OR
components of the Custom Growth Allocation   WARRANTY AS TO THEIR COMPLETENESS OR
Index, the Fund's custom style-specific      ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE
index. Both funds benefited from exposure    IS NO GUARANTEE OF FUTURE RESULTS, THESE
to growth equities. AIM International        INSIGHTS MAY HELP YOU UNDERSTAND OUR         ==========================================
Growth Fund also positively contributed to   INVESTMENT MANAGEMENT PHILOSOPHY.            FOR A DISCUSSION OF THE RISKS OF INVESTING
performance, relative to the Custom Growth                                                IN YOUR FUND AND INDEXES USED IN THIS
Allocation Index, as it benefited from          See important Fund and index              REPORT, PLEASE TURN TO PAGE 20.
performance trends in foreign                   disclosures later in this report.         ==========================================

AIM Allocation Funds

AIM Moderate Allocation Fund management's discussion of Fund performance
=======================================================================================

PERFORMANCE SUMMARY                                                                       remaining 40% of the portfolio.

For the 12 months ended December 31, 2007, Class A shares of AIM Moderate Allocation         While no fund can guarantee positive
Fund produced positive performance at net asset value (NAV).                              performance, the broad portfolio
                                                                                          diversification provides exposure to areas
   In this market environment, where equity markets provided positive returns but on      of the market that may perform well in any
average underperformed fixed income markets, the Fund outperformed the broad-based S&P    given period. Additionally, the broad
500 Index.(triangle) Additionally, the Fund outperformed the Custom Moderate Allocation   diversification attempts to limit exposure
Index, which approximates the performance of the types of holdings owned by the Fund's    to any one area of the market that may be
underlying funds.                                                                         underperforming.

   Your Fund's long-term performance appears on page 5 of this report.                       We establish target asset class
                                                                                          weightings and underlying fund selections
FUND VS. INDEXES                                                                          for the Fund and also monitor the Fund on
                                                                                          an ongoing basis. The underlying funds are
Total returns, 12/31/06-12/31/07, at NAV. Performance shown does not include applicable   actively managed by their respective
CDSC or front-end sales charges, which would have reduced performance.                    management teams based on individual fund
                                                                                          objectives, investment strategies and
Class A Shares                                                                     7.14%  management techniques.
Class B Shares                                                                     6.33
Class C Shares                                                                     6.33      While the weightings of various
Class R Shares                                                                     6.90   underlying funds in the portfolio may vary
S&P 500 Index(triangle) (Broad Market Index)                                       5.49   from their targets during the year due to
Custom Moderate Allocation Index(square) (Style-Specific Index)                    6.87   market movements, we rebalance the
Lipper Mixed-Asset Target Allocation Moderate Funds Index(triangle)                       portfolio annually to maintain its target
   (Peer Group Index)                                                              5.67   asset class allocations.
Lipper Balanced Funds Index(triangle) (Former Peer Group Index)                    6.53
                                                                                          Market conditions and your Fund
SOURCES: (TRIANGLE)LIPPER INC.; (SQUARE)A I M MANAGEMENT GROUP INC., LIPPER INC.
=======================================================================================   Market volatility increased during 2007 as
                                                                                          subprime mortgage issues and record high
How we invest                                and growth), regions (domestic and           oil prices fueled concerns that slower
                                             international) and market capitalizations    economic
AIM Moderate Allocation Fund is intended     (small, mid and large). These underlying
for investors with moderate risk             funds include 10 stock funds, which
tolerance. The Fund invests in 15            represent 60% of the portfolio's target
underlying funds diversified among asset     allocation, and five bond funds, which
classes (stocks and bonds), investment       represent the
styles (value, blend/core

====================================================================================================================================
PORTFOLIO COMPOSITION                                                                     TOTAL NET ASSETS

                                                       TARGET     % OF TOTAL NET ASSETS   Total Net Assets           $782.25 million
ASSET CLASS                                          ALLOCATION       AS OF 12/31/07
-----------                                          ----------   ---------------------
Intermediate Term Investment Grade                      23.00%             23.91%
International/Global Blend                               2.50               7.62
International/Global Growth                              7.50               2.75
Large Cap Growth                                        12.50              13.24
Large Cap Value                                         10.00               9.28
Mid Cap Growth                                           5.00               4.78
Mid Cap Value                                            5.00               4.72
Sector                                                   5.00               4.91          The Fund purchases Institutional Class
Short Term Investment Grade                              2.50               2.56          shares of the underlying mutual funds.
Short Term Maturity                                      3.00               2.95          Institutional Class shares have no sales
Small Cap                                                5.00               4.58          charge. The Fund's portfolio is subject to
Taxable Fixed Income                                    10.00               9.95          change, and there is no assurance that the
Taxable Non-Investment Grade                             9.00               8.85          Fund will continue to hold any particular
Other Assets Less Liabilities                                              -0.10          fund.
====================================================================================================================================

AIM Allocation Funds

growth and rising inflation would reduce     benefited from exposure to growth               We remain committed to our asset
corporate profits.(1) Despite these          equities. AIM Capital Development Fund and   allocation strategies, and as always, we
concerns, most major market indexes          AIM International Growth Fund also           thank you for your continued investment in
finished the fiscal year with respectable    contributed positively on a relative         AIM Moderate Allocation Fund.
gains.(2)                                    basis. AIM International Growth benefited
                                             from performance trends in foreign           Sources: (1) Bloomberg L.P.; (2) Lipper
   Across asset classes, international       equities and the growth style.               Inc.; (3) Federal Reserve
equities continued their trend of
outperforming domestic equities.(1) A weak      The largest relative detractors from      THE VIEWS AND OPINIONS EXPRESSED IN
U.S. dollar helped boost international       performance within the Fund's 60% equity     MANAGEMENT'S DISCUSSION OF FUND
equity returns.(2) As the dollar declined,   component were AIM Structured Value Fund     PERFORMANCE ARE THOSE OF A I M ADVISORS,
large caps generally outperformed small      and AIM Large Cap Basic Value Fund. These    INC. THESE VIEWS AND OPINIONS ARE SUBJECT
caps as investors sought more exposure to    funds underperformed in part because         TO CHANGE AT ANY TIME BASED ON FACTORS
global corporations with the ability to      largecap domestic value funds struggled      SUCH AS MARKET AND ECONOMIC CONDITIONS.
leverage currency weakness through their     against issues with financial stocks         THESE VIEWS AND OPINIONS MAY NOT BE RELIED
presence in foreign markets.(2) For the      caused by subprime mortgage concerns.        UPON AS INVESTMENT ADVICE OR
most part, growth outperformed value as                                                   RECOMMENDATIONS, OR AS AN OFFER FOR A
subprime issues weighed on financial            Within the Fund's 40% fixed income        PARTICULAR SECURITY. THE INFORMATION IS
stocks and real estate, both of which are    component, AIM Total Return Bond Fund, AIM   NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF
mostly found in value indexes.(2)            International Total Return Fund, AIM High    ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR
                                             Yield Fund and AIM Short Term Bond Fund      THE FUND. STATEMENTS OF FACT ARE FROM
   Largely in response to subprime           were the largest positive contributors to    SOURCES CONSIDERED RELIABLE, BUT A I M
mortgage issues, the U.S. Federal Reserve    absolute performance.                        ADVISORS, INC. MAKES NO REPRESENTATION OR
Board (the Fed) lowered its Federal Funds                                                 WARRANTY AS TO THEIR COMPLETENESS OR
target rate by 100 basis points during the      AIM International Total Return Fund was   ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE
year with a .50% cut in September and .25%   the only fund that positively contributed    IS NO GUARANTEE OF FUTURE RESULTS, THESE
cuts in October and December.(3) These       to the Fund's relative fixed income          INSIGHTS MAY HELP YOU UNDERSTAND OUR
cuts served to help bonds generally          performance, when compared with the          INVESTMENT MANAGEMENT PHILOSOPHY.
outperform equities during the fiscal        components of the Fund's custom
year.(2) For the most part, high quality     style-specific index. This was due in part      See important Fund and index
bonds outperformed lower quality bonds as    to the declining dollar, which aided            disclosures later in this report.
investors sought the safety of U.S.          foreign bonds.
Treasury securities.(2) Longer maturity                                                                 Gary Wendler
issues outperformed shorter maturity            The single largest detractor from            [WENDLER   Director of Product Strategy
issues in response to interest rate          performance relative to the Fund's                PHOTO]   and Investment Services, is
reductions.(2) As with equities, foreign     stylespecific index was AIM Total Return                   manager of AIM Moderate
bonds generally outperformed domestic        Bond Fund. This underperformance was in      Allocation Fund. He began his career in
bonds due to the declining dollar.(2)        part due to having a lower portfolio         the investment industry in 1986 and joined
                                             duration structure as the Fed cut interest   AIM in 1995. Mr. Wendler earned a B.B.A in
   Fourteen of the 15 underlying funds       rates. Additionally, AIM Total Return Bond   finance from Texas A&M University.
contributed positively to Fund performance   Fund's dedicated exposure to short term
on an absolute basis for the fiscal year.    bonds detracted as the style-specific
Within the Fund's 60% equity component,      index has a higher allocation to
AIM International Growth Fund, AIM Large     intermediate bonds. Two additional
Cap Growth Fund, AIM International Core      detractors from relative performance were
Equity Fund and AIM Structured Growth Fund   AIM High Yield Fund and AIM Short Term
were the largest absolute contributors to    Bond Fund. AIM High Yield Fund
Fund performance. AIM Capital Development    underperformed in part because the Custom
Fund also made a healthy contribution to     Moderate Allocation Index has a larger
results during the fiscal year. AIM          allocation to higher quality issues which
Structured Value Fund was the only           performed better during 2007. AIM Short
detractor from absolute performance.         Term Bond Fund struggled due to its lower
                                             duration structure compared with the
   AIM Large Cap Growth Fund and AIM         custom style-specific index which has a
Structured Growth Fund also contributed      longer duration structure.
the most to the Fund's performance on a                                                   ==========================================
relative basis when compared with the           Finally, the annual rebalancing of the    FOR A DISCUSSION OF THE RISKS OF INVESTING
components of the Custom Moderate            underlying funds to their target             IN YOUR FUND AND INDEXES USED IN THIS
Allocation Index, the Fund's custom          investment percentages was completed in      REPORT, PLEASE TURN TO PAGE 20.
style-specific index. Both funds             June 2007.                                   ==========================================

AIM Allocation Funds

AIM Moderate Growth Allocation Fund management's discussion of Fund performance
=======================================================================================

PERFORMANCE SUMMARY                                                                       may perform well in any given period.
                                                                                          Additionally, the broad diversification
For the 12 months ended December 31, 2007, AIM Moderate Growth Allocation Fund produced   attempts to limit exposure to any one area
positive performance at net asset value (NAV).                                            of the market that may be underperforming.

   In this market environment, where equity markets provided positive returns but on         We establish target asset class
average underperformed fixed income markets, the Fund outperformed the broad-based S&P    weightings and underlying fund selections
500 Index.(triangle) Additionally, the Fund outperformed the Custom Moderate Growth       for the Fund and also monitor the Fund on
Allocation Index, which approximates the performance of the types of holdings owned by    an ongoing basis. The underlying funds are
the Fund's underlying funds.                                                              actively managed by their respective
                                                                                          management teams based on individual fund
   Your Fund's long-term performance appears on page 6 of this report.                    objectives, investment strategies and
                                                                                          management techniques.
FUND VS. INDEXES
                                                                                             While the weightings of various
Total returns, 12/31/06-12/31/07, at NAV. Performance shown does not include applicable   underlying funds in the portfolio may vary
CDSC or front-end sales charges, which would have reduced performance.                    from their targets during the year due to
                                                                                          market movements, we rebalance the
Class A Shares                                                                     7.19%  portfolio annually to maintain its target
Class B Shares                                                                     6.44   asset class allocations.
Class C Shares                                                                     6.45
Class R Shares                                                                     6.98   Market conditions and your Fund
S&P 500 Index(triangle) (Broad Market Index)                                       5.49
Custom Moderate Growth Allocation Index(square) (Style-Specific Index)             6.28   Market volatility increased during 2007 as
Lipper Mixed-Asset Target Allocation Growth Funds Index(triangle)                         subprime mortgage issues and record high
(Peer Group Index)                                                                 6.53   oil prices fueled concerns that slower
                                                                                          economic growth and rising inflation would
SOURCES: (TRIANGLE)LIPPER INC.; (SQUARE) A I M    MANAGEMENT GROUP INC., LIPPER INC.      reduce corporate profits.(1) Despite these
                                                                                          concerns, most major market indexes
=======================================================================================   finished the fiscal year with respectable
                                                                                          gains.(2)
How we invest                                capitalizations (small, mid and large).
                                             The 13 underlying funds include 11 stock
AIM Moderate Growth Allocation Fund is       funds, which represent 80% of the
intended for investors with a moderate to    portfolio, and two bond funds, which
high risk tolerance. The Fund invests in     represent the remaining 20% of the
13 underlying funds diversified among        portfolio.
asset classes (stocks and bonds),
investment styles (value, blend/core and        While no fund can guarantee positive
growth), regions (domestic and               performance, the broad portfolio
international) and market                    diversification provides exposure to areas
                                             of the market that

====================================================================================================================================
PORTFOLIO COMPOSITION                                                                     TOTAL NET ASSETS

                                                       TARGET     % OF TOTAL NET ASSETS   Total Net Assets           $503.88 million
ASSET CLASS                                          ALLOCATION       AS OF 12/31/07
-----------                                          ---------    ---------------------
Intermediate Term Investment Grade                      10.00%            10.46%
International/Global Blend                              11.00             11.03
International/Global Growth                             11.00             11.26
Large Cap Growth                                        16.50             17.61
Large Cap Value                                         14.00             13.11
Mid Cap Growth                                           5.00              4.91           The Fund purchases Institutional Class
Mid Cap Value                                            5.00              4.77           shares of the underlying mutual funds.
Real Estate                                              2.50              2.26           Institutional Class shares have no sales
Sector                                                   7.50              7.42           charge. The Fund's portfolio is subject to
Small Cap                                                7.50              7.28           change, and there is no assurance that the
Taxable Non-Investment Grade                            10.00              9.91           Fund will continue to hold any particular
Other Assets Less Liabilities                                             -0.02           fund.
====================================================================================================================================

AIM Allocation Funds

   Across asset classes, international          The largest relative detractors from                    Gary Wendler
equities continued their trend of            performance within the equity component         [WENDLER   Director of Product Strategy
outperforming domestic equities.(1) A weak   were AIM Structured Value Fund and AIM            PHOTO]   and Investment Services, is
U.S. dollar helped boost international       Large Cap Basic Value Fund. These funds      manager of AIM Moderate Growth Allocation
equity returns.(2) As the dollar declined,   underperformed in part because large-cap     Fund. He began his career in the
large caps generally outperformed small      domestic value funds struggled against       investment industry in 1986 and joined AIM
caps as investors sought more exposure to    issues with financial stocks caused by       in 1995. Mr. Wendler earned a B.B.A in
global corporations with the ability to      subprime mortgage concerns.                  finance from Texas A&M University.
leverage currency weakness through their
presence in foreign markets.(2) For the         The Fund's 20% fixed income component,
most part, growth outperformed value as      consisting of AIM High Yield Fund and AIM
subprime issues weighed on financial         Total Return Bond Fund, contributed to
stocks and real estate, both of which are    absolute performance. However, both fixed
mostly found in value indexes.(2)            income components detracted from the
                                             Fund's relative fixed income performance.
   Largely in response to subprime           AIM High Yield Bond Fund was hurt by its
mortgage issues, the U.S. Federal Reserve    investment strategy which entails
Board (the Fed) lowered its Federal Funds    investing in lower quality, higher
target rate by 100 basis points during the   yielding bonds. AIM Total Return Bond
year with a .50% cut in September and .25%   Fund's underperformance was in part due to
cuts in October and December.(3) These       having a lower portfolio duration
cuts served to help bonds generally          structure as the Fed cut interest rates.
outperform equities during the fiscal        Additionally, AIM Total Return Bond Fund's
year.(2) For the most part, high quality     dedicated exposure to short term bonds
bonds outperformed lower quality bonds as    detracted as the style-specific index has
investors sought the safety of U.S.          a higher allocation to intermediate bonds.
Treasury securities.(2) Longer maturity
issues outperformed shorter maturity            Finally, the annual rebalancing of the
issues in response to interest rate          underlying funds to their target
reductions.(2) As with equities, foreign     investment percentages was completed in
bonds generally outperformed domestic        June 2007.
bonds due to the declining dollar.(2)
                                                We remain committed to our asset
   Eleven of the 13 underlying funds         allocation strategies, and as always, we
contributed positively to Fund performance   thank you for your continued investment in
on an absolute basis for the fiscal year.    AIM Moderate Growth Allocation Fund.
Within the Fund's 80% equity component,
AIM International Growth Fund, AIM Large
Cap Growth Fund, AIM Structured Growth       Sources: (1) Bloomberg L.P.; (2) Lipper
Fund and AIM International Core Equity       Inc.; (3) Federal Reserve
Fund were the largest absolute
contributors to Fund performance. AIM        THE VIEWS AND OPINIONS EXPRESSED IN
Structured Value Fund and AIM Real Estate    MANAGEMENT'S DISCUSSION OF FUND
Fund were both absolute detractors from      PERFORMANCE ARE THOSE OF A I M ADVISORS,
performance.                                 INC. THESE VIEWS AND OPINIONS ARE SUBJECT
                                             TO CHANGE AT ANY TIME BASED ON FACTORS
   AIM Large Cap Growth Fund and AIM         SUCH AS MARKET AND ECONOMIC CONDITIONS.
Structured Growth Fund contributed the       THESE VIEWS AND OPINIONS MAY NOT BE RELIED
most to the Fund's performance on a          UPON AS INVESTMENT ADVICE OR
relative basis when compared with the        RECOMMENDATIONS, OR AS AN OFFER FOR A
components of the Custom Moderate Growth     PARTICULAR SECURITY. THE INFORMATION IS
Allocation Index, the Fund's custom          NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF
style-specific index. Both funds benefited   ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR
from exposure to growth equities. AIM        THE FUND. STATEMENTS OF FACT ARE FROM
International Growth Fund also positively    SOURCES CONSIDERED RELIABLE, BUT A I M
contributed to performance relative to the   ADVISORS, INC. MAKES NO REPRESENTATION OR
style-specific index as it benefited from    WARRANTY AS TO THEIR COMPLETENESS OR
performance trends in foreign equities and   ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE
the growth style.                            IS NO GUARANTEE OF FUTURE RESULTS, THESE
                                             INSIGHTS MAY HELP YOU UNDERSTAND OUR         ==========================================
                                             INVESTMENT MANAGEMENT PHILOSOPHY.            FOR A DISCUSSION OF THE RISKS OF INVESTING
                                                                                          IN YOUR FUND AND INDEXES USED IN THIS
                                                See important Fund and index              REPORT, PLEASE TURN TO PAGE 20.
                                                disclosures later in this report.         ==========================================

AIM Allocation Funds

AIM Moderately Conservative Allocation Fund management's discussion of Fund performance
=======================================================================================
PERFORMANCE SUMMARY                                                                       performance, the broad portfolio
                                                                                          diversification provides exposure to areas
For the 12 months ended December 31, 2007, Class A shares of AIM Moderately               of the market that may perform well in any
Conservative Allocation Fund produced positive performance at net asset value (NAV).      given period. Additionally, the broad
                                                                                          diversification attempts to limit exposure
   In this market environment, where equity markets provided positive returns but on      to any one area of the market that may be
average underperformed fixed income markets, the Fund outperformed the broad-based S&P    underperforming.
500 Index.(triangle) Additionally, the Fund underperformed the Custom Moderately
Conservative Allocation Index, which approximates the performance of the types of            We establish target asset class
holdings owned by the Fund's underlying funds.                                            weightings and underlying fund selections
                                                                                          for the Fund and also monitor the Fund on
   Your Fund's long-term performance appears on page 7 of this report.                    an ongoing basis. The underlying funds are
                                                                                          actively managed by their respective
FUND VS. INDEXES                                                                          management teams based on individual fund
                                                                                          objectives, investment strategies and
Total returns, 12/31/06-12/31/07, at NAV. Performance shown does not include applicable   management techniques.
CDSC or front-end sales charges, which would have reduced performance.
                                                                                             While the weightings of various
Class A Shares                                                                     6.23%  underlying funds in the portfolio may vary
Class B Shares                                                                     5.40   from their targets during the year due to
Class C Shares                                                                     5.49   market movements, we rebalance the
Class R Shares                                                                     5.91   portfolio annually to maintain its target
S&P 500 Index(triangle) (Broad Market Index)                                       5.49   asset class allocations.
Custom Moderately Conservative Allocation Index(square) (Style-Specific Index)     6.54
Lipper Mixed-Asset Target Allocation Conservative Funds Index.                            Market conditions and your Fund
(Peer Group Index)                                                                 5.66
                                                                                          Market volatility increased during 2007 as
SOURCES: (TRIANGLE)LIPPER INC.; (SQUARE)A I M MANAGEMENT GROUP INC., LIPPER INC.          subprime mortgage issues and record high
=======================================================================================   oil prices fueled concerns that slower
                                                                                          economic growth and rising inflation would
How we invest                                (domestic and international) and market      reduce corporate profits.(1) Despite these
                                             capitalizations (mid and large). The 15      concerns,
AIM Moderately Conservative Allocation       underlying funds include six bond funds,
Fund is intended for investors with a low    which represent 60% of the portfolio, and
to moderate risk tolerance. The Fund         nine stock funds, which represent the
invests in 15 underlying funds diversified   remaining 40% of the portfolio.
among asset classes (stocks and bonds),
investment styles (value, blend/core and        While no fund can guarantee positive
growth), regions

====================================================================================================================================
PORTFOLIO COMPOSITION                                                                     TOTAL NET ASSETS

                                                       TARGET     % OF TOTAL NET ASSETS   Total Net Assets           $110.14 million
ASSET CLASS                                          ALLOCATION       AS OF 12/31/07
-----------                                          ----------   ---------------------
Intermediate Maturity                                    2.50%              3.78%
Intermediate Term Investment Grade                      27.50              36.59
International Global/Blend                               3.50               4.90
International Global/Growth                             13.00               2.50
Large Cap Growth                                        11.25              11.74
Large Cap Value                                         11.25              10.32
Mid Cap Growth                                           2.50               2.36          The Fund purchases Institutional Class
Mid Cap Value                                            5.00               4.67          shares of the underlying mutual funds.
Sector                                                   2.50               2.42          Institutional Class shares have no sales
Short Term Maturity                                      5.00               4.85          charge. The Fund's portfolio is subject to
Short Term Taxable Investment Grade                     12.00              12.11          change, and there is no assurance that the
Taxable Non-Investment Grade                             4.00               3.89          Fund will continue to hold any particular
Other Assets Less Liabilities                                              -0.13          fund.
====================================================================================================================================

AIM Allocation Funds

most major market indexes finished the          Conversely, AIM Total Return Bond Fund                  Gary Wendler
fiscal year with respectable gains.(2)       and AIM Short Term Bond Fund hindered           [WENDLER   Director of Product Strategy
                                             performance relative to the custom               PHOTO]    and Investment Services, is
   Across asset classes, international       stylespecific index due in part to having                  manager of AIM Moderately
equities continued their trend of            a lower portfolio duration structure as      Conservative Allocation Fund. He began his
outperforming domestic equities.(1) A weak   the Fed cut interest rates. Additionally,    career in the investment industry in 1986
U.S. dollar helped boost international       these funds' higher exposure to short term   and joined AIM in 1995. Mr. Wendler earned
equity returns.(2) As the dollar declined,   bonds detracted as the Custom Moderately     a B.B.A in finance from Texas A&M
large caps generally outperformed small      Conservative Allocation Index has a higher   University.
caps as investors sought more exposure to    allocation to intermediate bonds.
global corporations with the ability to
leverage currency weakness through their        Within the Fund's 40% equity component,
presence in foreign markets.2 For the most   the largest positive contributors to both
part, growth outperformed value as           absolute and relative performance were AIM
subprime issues weighed on financial         Large Cap Growth Fund and AIM Structured
stocks and real estate, both of which are    Growth Fund. Both funds benefited from
mostly found in value indexes.(2)            exposure to growth equities. AIM Mid Cap
                                             Basic Value Fund was also a key
   Largely in response to subprime           contributor to both absolute and relative
mortgage issues, the U.S. Federal Reserve    performance during the year.
Board (the Fed) lowered its Federal Funds
target rate by 100 basis points during the      The largest relative detractors within
year with a .50% cut in September and .25%   the Fund's equity component were AIM
cuts in October and December.(3) These       Structured Value Fund and AIM Large Cap
cuts served to help bonds generally          Basic Value Fund. These funds
outperform equities during the fiscal        underperformed in part because large-cap
year.(2) For the most part, high quality     domestic value funds struggled against
bonds outperformed lower quality bonds as    issues with financial stocks caused by
investors sought the safety of U.S.          subprime mortgage concerns.
Treasury securities.(2) Longer maturity
issues outperformed shorter maturity            Finally, the annual rebalancing of the
issues in response to interest rate          underlying funds to their target
reductions.(2) As with equities, foreign     investment percentages was completed in
bonds generally outperformed domestic        June 2007.
bonds due to the declining dollar.(2)
                                                We remain committed to our asset
   Fourteen of the 15 underlying funds       allocation strategies, and as always, we
contributed positively to absolute Fund      thank you for your investment in AIM
performance for the fiscal year. Within      Moderately Conservative Allocation Fund.
the Fund's 60% fixed income component, AIM
Total Return Bond Fund, AIM Intermediate     Sources: (1) Bloomberg L.P.; (2) Lipper
Government Fund and AIM Short Term Bond      Inc.; (3) Federal Reserve
Fund were the Fund's largest absolute
contributors because of their large          THE VIEWS AND OPINIONS EXPRESSED IN
allocations within the portfolio.            MANAGEMENT'S DISCUSSION OF FUND
                                             PERFORMANCE ARE THOSE OF A I M ADVISORS,
   AIM International Total Return Fund and   INC. THESE VIEWS AND OPINIONS ARE SUBJECT
AIM Intermediate Government Fund were the    TO CHANGE AT ANY TIME BASED ON FACTORS
only funds that positively contributed to    SUCH AS MARKET AND ECONOMIC CONDITIONS.
the Fund's relative fixed income             THESE VIEWS AND OPINIONS MAY NOT BE RELIED
performance when compared with the           UPON AS INVESTMENT ADVICE OR
components of the Fund's custom              RECOMMENDATIONS, OR AS AN OFFER FOR A
style-specific index, the Custom             PARTICULAR SECURITY. THE INFORMATION IS
Moderately Conservative Allocation Index.    NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF
AIM International Total Return was helped    ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR
by the declining dollar, and AIM             THE FUND. STATEMENTS OF FACT ARE FROM
Intermediate Government Fund was helped by   SOURCES CONSIDERED RELIABLE, BUT A I M
the outperformance of high quality bonds.    ADVISORS, INC. MAKES NO REPRESENTATION OR
                                             WARRANTY AS TO THEIR COMPLETENESS OR
                                             ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE
                                             IS NO GUARANTEE OF FUTURE RESULTS, THESE
                                             INSIGHTS MAY HELP YOU UNDERSTAND OUR         ==========================================
                                             INVESTMENT MANAGEMENT PHILOSOPHY.            FOR A DISCUSSION OF THE RISKS OF INVESTING
                                                                                          IN YOUR FUND AND INDEXES USED IN THIS
                                                See important Fund and index              REPORT, PLEASE TURN TO PAGE 20.
                                                disclosures later in this report.         ==========================================

AIM Allocation Funds

AIM CONSERVATIVE ALLOCATION FUND'S AND AIM MODERATELY CONSERVATIVE ALLOCATION FUND'S INVESTMENT OBJECTIVE IS TO PROVIDE TOTAL RETURN CONSISTENT WITH A LOWER LEVEL OF RISK RELATIVE TO THE BROAD STOCK MARKET.

AIM MODERATE GROWTH ALLOCATION FUND'S AND AIM GROWTH ALLOCATION FUND'S INVESTMENT OBJECTIVE IS TO PROVIDE LONG-TERM GROWTH OF CAPITAL CONSISTENT WITH A HIGHER LEVEL OF RISK RELATIVE TO THE BROAD STOCK MARKET.

AIM MODERATE ALLOCATION FUND'S INVESTMENT OBJECTIVE IS TO PROVIDE TOTAL RETURN CONSISTENT WITH A MODERATE LEVEL OF RISK RELATIVE TO THE BROAD STOCK MARKET.

o Unless otherwise stated, information presented in this report is as of December 31, 2007, and is based on total net assets.

o Unless otherwise noted, all data in this report are from A I M Management Group Inc.

About share classes                          o Prices of equity securities change in      underlying funds. Because the Fund is a
                                             response to many factors including the       fund of funds, the Fund is subject to the
o Class B shares are not available as an     historical and prospective earnings of the   risks associated with the underlying funds
investment for retirement plans maintained   issuer, the value of its assets, general     in which it invests. There are additional
pursuant to Section 401 of the Internal      economic conditions, interest rates,         risks of investing in the underlying
Revenue Code, including 401(k) plans,        investor perceptions and market liquidity.   funds.
money purchase pension plans and profit
sharing plans, except for plans that have    o Foreign securities have additional         o Interest rate risk refers to the risk
existing accounts invested in Class B        risks, including exchange rate changes,      that bond prices generally fall as
shares.                                      political and economic upheaval, the         interest rates rise; conversely, bond
                                             relative lack of information, relatively     prices generally rise as interest rates
o Class R shares are available only to       low market liquidity, and the potential      fall.
certain retirement plans. Please see the     lack of strict financial and accounting
prospectus for more information.             controls and standards.                      o The Fund may use enhanced investment
                                                                                          techniques such as leveraging and
Principal risks of investing in all AIM      o The Fund pursues its investment            derivatives. Leveraging entails risks such
Allocation funds:                            objectives by investing its assets in        as magnifying changes in the value of the
                                             other underlying funds that are a part of    portfolio's securities. Derivatives are
THE RISKS DETAILED BELOW ARE THE RISKS OF    The AIM Family of Funds rather than          subject to counterparty risk--the risk
THE UNDERLYING FUNDS, WHICH THE FUND MAY     investing directly in stocks, bonds, cash    that the other party will not complete the
EXPERIENCE AS A RESULT OF ITS INVESTMENTS    or other investments. The Fund's             transaction with the Fund.
IN THE UNDERLYING FUNDS.                     investment performance depends on the
                                             investment performance of the underlying     o Lower rated securities may be more
o Certain of the underlying funds may        funds. There is risk that the advisor's      susceptible to real or perceived adverse
engage in active and frequent trading of     evaluations and assumptions regarding the    economic and competitive industry
securities to achieve their investment       Fund's broad asset classes or the            conditions, and may be less liquid than
objectives. This may cause them to incur     underlying funds may be incorrect based on   higher grade securities. The loans in
increased costs, which may lower the         actual market conditions, or that the Fund   which the Fund may invest are typically
actual return of the underlying funds.       will vary from the target weightings in      noninvestment-grade and involve a greater
Active trading may also increase short       the underlying funds due to factors such     risk of default on interest and principal
term gains and losses, which may affect      as market fluctuations. There can be no      payments and of price changes due to the
the taxes that must be paid.                 assurance that the underlying funds will     changes in the credit quality of the
                                             achieve their investment objectives, and     issuer.
o The value of convertible securities in     the performance of the underlying funds
which the Fund invests may be affected by    may be lower than the asset class. The       o The Fund invests in "growth" stocks,
market interest rates--the risk that the     underlying funds may change their            which may be more volatile than other
issuer may default on interest or            investment objectives or policies without    investment styles because growth stocks
principal payments and the value of the      the approval of the Allocation Funds. If     are more sensitive to investor perceptions
underlying common stock into which these     that were to occur, the Allocation Funds     of an issuing company's growth potential.
securities may be converted may decline as   might be forced to withdraw their
a result.                                    investments from the underlying funds at     o There is no guarantee that the
                                             an unfavorable time. The advisor has the     investment techniques and risk analyses
o Credit risk is the risk of loss on an      ability to select and substitute the         used by the Fund's portfolio managers will
investment due to the deterioration of an    underlying funds in which the Fund invests   produce the desired results.
issuer's financial health. Such a            and may be subject to potential conflicts
deterioration of financial health may        of interest in selecting underlying funds    o The prices of securities held by the
result in a reduction of the credit rating   because it may receive higher fees from      Fund may decline in response to market
of the issuer's securities and may lead to   certain underlying funds than others.        risks.
the issuer's inability to honor its          However, as a fiduciary of the Fund, the
contractual obligations, including making    advisor is required to act in the Fund's     o The Fund may invest in obligations
timely payment of interest and principal.    best interest when selecting the             issued by agencies and instrumentalities
                                                                                          of the U.S. government that may vary in
                                                                                          the level of support they receive from the
                                                                                          U.S. government. The U.S. government may
                                                                                          choose not to provide financial support to
                                                                                          U.S. government-

AIM Allocation Funds

sponsored agencies or instrumentalities if   o The value of, payment of interest on,      on its obligation, such that the Fund is
it is not legally obligated to do so. In     repayment of principal for and the ability   delayed or prevented from completing the
this case, if the issuer defaulted, the      of the Fund to sell a municipal security     transaction.
fund holding securities of such issuer       may be affected by constitutional
might not be able to recover its             amendments, legislative enactments,          o High-coupon, U.S. government agency
investment from the U.S. government          executive orders, administrative             mortgage-backed securities provide a
                                             regulations, voter initiatives and the       higher coupon than current prevailing
o The Fund invests in "value" stocks,        economics of the regions in which the        market interest rates, and the Fund may
which can continue to be inexpensive for     issuers in which the Fund invests are        purchase such securities at a premium. If
long periods of time and may never realize   located.                                     these securities experience a faster
their full value.                                                                         principal prepayment rate than expected,
                                             o Nondiversification increases the risk      both the market value and income from such
Additional principal risks of investing in   that the value of the Fund's shares may      securities will decrease.
AIM Conservative Allocation Fund:            vary more widely, and the Fund may be
                                             subject to greater investment and credit     o The Fund may invest in mortgage- and
THE RISKS DETAILED BELOW ARE THE RISKS OF    risk than if the Fund invested more          asset-backed securities. These securities
THE UNDERLYING FUNDS, WHICH THE FUND MAY     broadly.                                     are subject to prepayment or call risk,
EXPERIENCE AS A RESULT OF ITS INVESTMENTS                                                 which is the risk that payments from the
IN THE UNDERLYING FUNDS.                     o If the seller of a repurchase agreement    borrower may be received earlier or later
                                             in which the Fund invests defaults on its    than expected due to changes in the rate
o The Fund is subject to currency/exchange   obligation or declares bankruptcy, the       at which the underlying loans are prepaid.
rate risk because it may buy or sell         Fund may experience delays in selling the
currencies other than the U.S. dollar.       securities underlying the repurchase         o Nondiversification increases the risk
                                             agreement.                                   that the value of the Fund's shares may
o Dollar-roll transactions involve the                                                    vary more widely, and the Fund may be
risk that the market value of securities     o To the extent that the Fund is             subject to greater investment and credit
to be purchased by the Fund may decline      concentrated in securities of issuers in     risk than if the Fund invested more
below the price at which the Fund is         the banking and financial services           broadly.
obligated to repurchase the securities or    industries, the Fund's performance will
that the other party may default on its      depend on the overall condition of those     o Reinvestment risk is the risk that a
obligation, such that the Fund is delayed    industries. The value of these securities    bond's cash flows will be reinvested at an
or prevented from completing the             can be sensitive to changes in government    interest rate below that on the original
transaction.                                 regulation and interest rates and economic   bond.
                                             downturns in the United States and abroad.
o High-coupon, U.S. government agency                                                     o To the extent that the Fund is
mortgage-backed securities provide a         o The Fund may invest in senior-secured,     concentrated in securities of issuers in
higher coupon than current prevailing        floating rate loans and debt securities      the banking and financial services
market interest rates, and the Fund may      that require collateral. There is a risk     industries, the Fund's performance will
purchase such securities at a premium. If    that the value of the collateral may not     depend on the overall condition of those
these securities experience a faster         be sufficient to cover the amount owed,      industries. The value of these securities
principal prepayment rate than expected,     collateral securing a loan may be found      can be sensitive to changes in government
both the market value and income from such   invalid, and collateral may be used to pay   regulation and interest rates and economic
securities will decrease.                    other outstanding obligations of the         downturns in the United States and abroad.
                                             borrower under applicable law or may be
o The value of lower quality debt            difficult to sell. There is also the risk    Additional principal risks of investing in
securities and floating rate loans can be    that the collateral may be difficult to      AIM Moderately Conservative Allocation
volatile due to increased sensitivity to     liquidate or that a majority of the          Fund:
adverse issuer, political, regulatory,       collateral may be illiquid.
market or economic developments.                                                          THE RISKS DETAILED BELOW ARE THE RISKS OF
                                             Additional principal risks of investing in   THE UNDERLYING FUNDS, WHICH THE FUND MAY
o An investment in the Fund is not a         AIM Moderate Allocation Fund:                EXPERIENCE AS A RESULT OF ITS INVESTMENTS
deposit in a bank and is not insured or                                                   IN THE UNDERLYING FUNDS.
guaranteed by the Federal Deposit            THE RISKS DETAILED BELOW ARE THE RISKS OF
Insurance Corporation or any other           THE UNDERLYING FUNDS, WHICH THE FUND MAY     o The Fund is subject to currency/exchange
government agency. Although the Fund seeks   EXPERIENCE AS A RESULT OF ITS INVESTMENTS    rate risk because it may buy or sell
to preserve the value of your investment     IN THE UNDERLYING FUNDS.                     currencies other than the U.S. dollar.
at $1 per share, it is possible to lose
money by investing in the Fund, and the      o The Fund is subject to currency/exchange   o Dollar-roll transactions involve the
yield will vary.                             rate risk because it may buy or sell         risk that the market value of securities
                                             currencies other than the U.S. dollar.       to be purchased by the Fund may decline
o The Fund may invest in mortgage- and                                                    below the price at which the Fund is
asset-backed securities. These securities    o Dollar-roll transactions involve the       obligated to repurchase the securities or
are subject to prepayment or call risk,      risk that the market value of securities     that the other party may default on its
which is the risk that payments from the     to be purchased by the Fund may decline      obligation, such that the Fund is delayed
borrower may be received earlier or later    below the price at which the Fund is         or prevented from completing the
than expected due to changes in the rate     obligated to repurchase the securities or    transaction.
at which the underlying loans are prepaid.   that the other party may default
                                                                                                                Continued on page 22

AIM Allocation Funds

o High-coupon, U.S. government agency        o Dollar-roll transactions involve the       nies. Investments in these sized companies
mortgage-backed securities provide a         risk that the market value of securities     may involve special risks, including those
higher coupon than current prevailing        to be purchased by the Fund may decline      associated with dependence on a small
market interest rates, and the Fund may      below the price at which the Fund is         management group, little or no operating
purchase such securities at a premium. If    obligated to repurchase the securities or    history, little or no track record of
these securities experience a faster         that the other party may default on its      success, limited product lines, less
principal prepayment rate than expected,     obligation, such that the Fund is delayed    publicly available information,
both the market value and income from such   or prevented from completing the             illiquidity, restricted resale or less
securities will decrease.                    transaction.                                 frequent trading.

o The Fund may invest in mortgage- and       o High-coupon, U.S. government agency        o The Fund's investments are concentrated
asset-backed securities. These securities    mortgage-backed securities provide a         in a comparatively narrow segment of the
are subject to prepayment or call risk,      higher coupon than current prevailing        economy. Consequently, the Fund may tend
which is the risk that payments from the     market interest rates, and the Fund may      to be more volatile than other mutual
borrower may be received earlier or later    purchase such securities at a premium. If    funds, and the value of the Fund's
than expected due to changes in the rate     these securities experience a faster         investments may tend to rise and fall more
at which the underlying loans are prepaid.   principal prepayment rate than expected,     rapidly.
                                             both the market value and income from such
o Nondiversification increases the risk      securities will decrease.                    o Start-up companies or earlier stage
that the value of the Fund's shares may                                                   companies, such as venture capital
vary more widely, and the Fund may be        o Small- and mid-capitalization companies    companies, generally have limited
subject to greater investment and credit     tend to be more vulnerable to adverse        operating histories, no present market for
risk than if the Fund invested more          developments and more volatile than larger   their technologies or products and no
broadly.                                     companies. Investments in these sized        history of earnings or financial services.
                                             companies may involve special risks,
o Reinvestment risk is the risk that a       including those associated with dependence   About indexes used in this report
bond's cash flows will be reinvested at an   on a small management group, little or no
interest rate below that on the original     operating history, little or no track        o The S&P 500--REGISTERED TRADEMARK--
bond.                                        record of success, limited product lines,    INDEX is a market capitalization-weighted
                                             less publicly available information,         index covering all major areas of the U.S.
o Reverse repurchase agreements and          illiquidity, restricted resale or less       Economy. It is not the 500 largest
dollarroll transactions involve the risk     frequent trading.                            companies, but rather the most widely held
that the market value of securities to be                                                 500 companies chosen with respect to
purchased by the Fund may decline below      o Reinvestment risk is the risk that a       market size, liquidity, and their
the price at which the Fund is obligated     bond's cash flows will be reinvested at an   industry.
to repurchase the securities or that the     interest rate below that on the original
other party may default on its obligation,   bond.                                        o The Custom Conservative Allocation Index
such that the Fund is delayed or prevented                                                is an index created by A I M Advisors,
from completing the transaction.             Additional principal risks of investing in   Inc. to benchmark the AIM Conservative
                                             AIM Growth Allocation Fun:                   Allocation Fund. This index may change
o To the extent that the Fund is                                                          from time to time based upon the target
concentrated in securities of issuers in     THE RISKS DETAILED BELOW ARE THE RISKS OF    asset allocation of the Fund. The index
the banking and financial services           THE UNDERLYING FUNDS, WHICH THE FUND MAY     currently consists of the following
industries, the Fund's performance will      EXPERIENCE AS A RESULT OF ITS INVESTMENTS    indexes: 22.5% Russell 3000--REGISTERED
depend on the overall condition of those     IN THE UNDERLYING FUNDS.                     TRADEMARK-- Index, 2.5% MSCI
industries. The value of these securities                                                 EAFE--REGISTERED TRADEMARK-- Index, 65%
can be sensitive to changes in government    o Investing in developing countries can      Lehman Brothers U.S. Universal Index, and
regulation and interest rates and economic   add additional risk, such as high rates of   10% 3-Month Treasury Bill Index. The
downturns in the United States and abroad.   inflation or sharply devalued currencies     Russell 3000 Index measures the
                                             against the U.S. dollar. Transaction costs   performance of the 3,000 largest U.S.
Additional principal risks of investing in   are often higher, and there may be delays    companies based on total market
AIM Moderate Growth Allocation Fund:         in settlement procedures.                    capitalization, which represents
                                                                                          approximately 98% of the investable U.S.
THE RISKS DETAILED BELOW ARE THE RISKS OF    o The Fund's investments in different,       equity market. The Russell
THE UNDERLYING FUNDS, WHICH THE FUND MAY     independently managed sectors creates        3000--REGISTERED TRADEMARK-- Index is a
EXPERIENCE AS A RESULT OF ITS INVESTMENTS    allocation risk, which is the risk that      trademark/service mark of the Frank
IN THE UNDERLYING FUNDS.                     the allocation of investments among the      Russell Company. Russell-- REGISTERED
                                             sectors may have a more significant effect   TRADEMARK-- is a trademark of the Frank
o The Fund is subject to currency/exchange   on the Fund's net asset value when one of    Russell Company. The MSCI EAFE--REGISTERED
rate risk because it may buy or sell         the sectors is performing more poorly than   TRADEMARK-- Index is a free float-adjusted
currencies other than the U.S. dollar.       the other(s). Active rebalancing of the      market capitalization index that is
                                             Fund among the sectors may result in         designed to measure developed market
                                             increased transaction costs.                 equity performance, excluding the U.S. and
                                                                                          Canada. The Lehman Brothers U.S. Universal
                                             o Small- and mid-capitalization companies    Index represents the union of the U.S.
                                             tend to be more vulnerable to adverse        Aggregate Index, the U.S. High-Yield
                                             developments and more volatile than larger   Corporate Index, the 144A Index, the
                                             compa-                                       Eurodollar Index, the Emerging Markets
                                                                                          Index, and the non-ERISA portion of the

AIM Allocation Funds

CMBS Index. The 3-Month Treasury Bill        o The LIPPER MIXED-ASSET TARGET ALLOCATION   Other information
Index is tracked by Lipper Inc. to provide   CONSERVATIVE FUNDS INDEX is an equally
performance for the 3-month U.S. Treasury    weighted representation of the largest       o The returns shown in management's
Bill.                                        funds in the Lipper Mixed-Asset Target       discussion of Fund performance are based
                                             Allocation Conservative Funds category.      on net asset values calculated for
o The CUSTOM MODERATE ALLOCATION INDEX is    These funds, by portfolio practice,          shareholder transactions. Generally
an index created by A I M Advisors, Inc.     maintain a mix of between 20%-40% equity     accepted accounting principles require
to benchmark the Fund. This index may        securities, with the remainder invested in   adjustments to be made to the net assets
change from time to time based upon the      bonds, cash, and cash equivalents.           of the Fund at period end for financial
target asset allocation of the Fund. The                                                  reporting purposes, and as such, the net
index currently consists of the following    o The LIPPER MIXED-ASSET TARGET ALLOCATION   asset values for shareholder transactions
indexes: 42.5% Russell 3000--REGISTERED      MODERATE FUNDS INDEX is an equally           and the returns based on those net asset
TRADEMARK-- Index, 17.5% MSCI                weighted representation of the largest       values may differ from the net asset
EAFE--REGISTERED TRADEMARK-- Index, and      funds in the Lipper Mixed-Asset Target       values and returns reported in the
40% Lehman Brothers U.S. Universal Index.    Allocation Moderate Funds category. These    Financial Highlights.
                                             funds, by portfolio practice, maintain a     s
o The CUSTOM GROWTH ALLOCATION INDEX is an   mix of between 40%-60% equity securities,
index created by A I M Advisors, Inc. to     with the remainder invested in bonds,
benchmark the AIM Growth Allocation Fund.    cash, and cash equivalents.
This index may change from time to time
based upon the target asset allocation of    o The LIPPER MIXED-ASSET TARGET ALLOCATION
the Fund. The index currently consists of    GROWTH FUNDS INDEX is an equally weighted
the following indexes: 65% Russell           representation of the largest funds in the
3000--REGISTERED TRADEMARK-- Index, 25%      Lipper Mixed-Asset Target Allocation
MSCI EAFE--REGISTERED TRADEMARK-- Index,     Growth Funds category. These funds, by
5% FTSE NAREIT Equity REITs Index, and 5%    portfolio practice, maintain a mix of
Lehman Brothers U.S. Universal Index. The    between 60%- 80% equity securities, with
FTSE NAREIT Equity REITs Index is a          the remainder invested in bonds, cash, and
market-cap weighted index of all equity      cash equivalents.
REITs traded on the NYSE, NASDAQ National
Market System, and the American Stock        o The LIPPER INCOME FUNDS INDEX is an
Exchange.                                    equally weighted representation of the
                                             largest funds in the Lipper Income Funds
o The CUSTOM MODERATE GROWTH ALLOCATION      category. These funds normally seek a high
INDEX is an index created by A I M           level of current income through investing
Advisors, Inc. to benchmark the AIM          in incomeproducing stocks, bonds, and
Moderate Growth Allocation Fund. This        money market instruments.
index may change from time to time based                                                  ==========================================
upon the target asset allocation of the      o The LIPPER BALANCED FUNDS INDEX is an      FUND NASDAQ SYMBOLS
Fund. The index currently consists of the    equally weighted representation of the       AIM CONSERVATIVE ALLOCATION FUND
following indexes: 55.5% Russell             largest funds in the Lipper Balanced Funds
3000--REGISTERED TRADEMARK-- Index, 22%      category. These funds have a primary         Class A Shares                       ACNAX
MSCI EAFE--REGISTERED TRADEMARK-- Index,     objective of conserving principal by         Class B Shares                       ACNBX
2.5% FTSE NAREIT Equity REITs Index, and     maintaining at all times a balanced          Class C Shares                       ACNCX
20% Lehman Brothers U.S. Universal Index.    portfolio of both stocks and bonds.          Class R Shares                       ACNRX
                                             Typically, the stock/bond ratio ranges       AIM GROWTH ALLOCATION FUND
o The CUSTOM MODERATELY CONSERVATIVE         around 60%/40%.                              Class A Shares                       AADAX
ALLOCATION INDEX is an index created by A                                                 Class B Shares                       AAEBX
I M Advisors, Inc. to benchmark the AIM      o The Fund is not managed to track the       Class C Shares                       AADCX
Moderately Conservative Allocation Fund.     performance of any particular index,         Class R Shares                       AADRX
This index may change from time to time      including the indexes defined here, and      AIM MODERATE ALLOCATION FUND
based upon the target asset allocation of    consequently, the performance of the Fund    Class A Shares                       AMKAX
the Fund. The index currently consists of    may deviate significantly from the           Class B Shares                       AMKBX
the following indexes: 32.5% Russell         performance of the indexes.                  Class C Shares                       AMKCX
3000--REGISTERED TRADEMARK-- Index, 7.5%                                                  Class R Shares                       AMKRX
MSCI EAFE--REGISTERED TRADEMARK-- Index      o A direct investment cannot be made in an   AIM MODERATE GROWTH ALLOCATION FUND
and 60% Lehman Brothers U.S. Universal       index. Unless otherwise indicated, index     Class A Shares                       AAMGX
Index.                                       results include reinvested dividends, and    Class B Shares                       AMBGX
                                             they do not reflect sales charges.           Class C Shares                       ACMGX
o The LIPPER MULTI-CAP CORE FUNDS INDEX is   Performance of an index of funds reflects    Class R Shares                       RAMGX
an equally weighted representation of the    fund expenses; performance of a market       AIM MODERATELY CONSERVATIVE ALLOCATION
largest funds in the Lipper Multi-Cap Core   index does not.                              FUND
Funds category. These funds typically have                                                Class A Shares                       CAAMX
an average price-to-earnings ratio,                                                       Class B Shares                       CMBAX
price-to-book ratio, and three-year                                                       Class C Shares                       CACMX
sales-per-share growth value, compared to                                                 Class R Shares                       CMARX
the S&P SuperComposite 1500 Index.                                                        ==========================================

AIM Allocation Funds

SCHEDULE OF INVESTMENTS

December 31, 2007

AIM CONSERVATIVE ALLOCATION FUND
SCHEDULE OF INVESTMENTS IN AFFILIATED ISSUERS-100.12%(a)

                                                                                            CHANGE IN
                                     % OF                                                   UNREALIZED
                                     NET        VALUE        PURCHASES       PROCEEDS      APPRECIATION
                                    ASSETS    12/31/06        AT COST       FROM SALES     (DEPRECIATION)
---------------------------------------------------------------------------------------------------------
AIM Charter Fund                     4.87%   $ 4,635,648    $ 2,514,124    $ (1,569,596)    $   (42,710)
---------------------------------------------------------------------------------------------------------
AIM Floating Rate Fund               6.80%     6,061,100      4,152,712      (1,438,031)       (454,322)
---------------------------------------------------------------------------------------------------------
AIM International Core Equity Fund   2.45%     2,305,904      1,488,641        (759,543)       (253,128)
---------------------------------------------------------------------------------------------------------
AIM International Total Return
  Fund                               4.33%     3,412,538      2,542,242        (868,484)        154,277
---------------------------------------------------------------------------------------------------------
AIM Large Cap Basic Value Fund       2.29%     2,341,691      1,458,530        (767,750)       (367,388)
---------------------------------------------------------------------------------------------------------
AIM Large Cap Growth Fund(b)         2.63%     2,285,908      1,204,544        (717,467)        267,218
---------------------------------------------------------------------------------------------------------
AIM Limited Maturity Treasury Fund   8.25%     6,878,691      4,666,565      (1,695,315)        202,753
---------------------------------------------------------------------------------------------------------
AIM Multi-Sector Fund                2.42%     2,305,888      1,340,541        (764,906)       (143,224)
---------------------------------------------------------------------------------------------------------
AIM Short-Term Bond Fund            24.25%    20,669,185     14,367,597      (5,063,752)       (311,910)
---------------------------------------------------------------------------------------------------------
AIM Structured Growth Fund           2.58%     2,307,786      1,304,295        (737,308)        155,306
---------------------------------------------------------------------------------------------------------
AIM Structured Value Fund            2.30%     2,292,957      1,293,064        (658,543)       (193,710)
---------------------------------------------------------------------------------------------------------
AIM Total Return Bond Fund          22.55%    19,034,753     13,345,140      (4,662,945)       (135,251)
---------------------------------------------------------------------------------------------------------
AIM Trimark Endeavor Fund            4.26%     4,921,751      2,903,722      (1,895,217)     (1,285,553)
---------------------------------------------------------------------------------------------------------
Liquid Assets Portfolio             10.14%            --     14,125,536      (1,787,913)             --
=========================================================================================================
TOTAL INVESTMENTS IN AFFILIATED
  MUTUAL FUNDS (Cost $121,544,393)  100.12%  $79,453,800    $66,707,253    $(23,386,770)    $(2,407,642)
=========================================================================================================
OTHER ASSETS LESS LIABILITIES       (0.12)%
=========================================================================================================
NET ASSETS                          100.00%
_________________________________________________________________________________________________________
=========================================================================================================


                                     REALIZED          DIVIDEND       SHARES         VALUE
                                    GAIN (LOSS)         INCOME       12/31/07       12/31/07
----------------------------------------------------------------------------------------------
AIM Charter Fund                     $  390,325       $  105,036       351,172    $  5,927,791
----------------------------------------------------------------------------------------------
AIM Floating Rate Fund                  (40,595)         539,774       966,262       8,280,864
----------------------------------------------------------------------------------------------
AIM International Core Equity Fund      411,719           76,156       207,337       2,985,651
----------------------------------------------------------------------------------------------
AIM International Total Return
  Fund                                   27,050          271,976       485,495       5,267,623
----------------------------------------------------------------------------------------------
AIM Large Cap Basic Value Fund          336,544           40,309       195,508       2,787,949
----------------------------------------------------------------------------------------------
AIM Large Cap Growth Fund(b)            164,298               --       236,669       3,204,501
----------------------------------------------------------------------------------------------
AIM Limited Maturity Treasury Fund       (6,560)         375,775       982,988      10,046,134
----------------------------------------------------------------------------------------------
AIM Multi-Sector Fund                   322,428           24,323       103,730       2,949,052
----------------------------------------------------------------------------------------------
AIM Short-Term Bond Fund               (141,151)       1,522,225     3,055,897      29,519,969
----------------------------------------------------------------------------------------------
AIM Structured Growth Fund              119,135           95,170       262,271       3,144,633
----------------------------------------------------------------------------------------------
AIM Structured Value Fund                73,919           81,434       256,700       2,800,602
----------------------------------------------------------------------------------------------
AIM Total Return Bond Fund             (126,432)       1,371,875     2,691,693      27,455,265
----------------------------------------------------------------------------------------------
AIM Trimark Endeavor Fund               944,613           89,626       373,778       5,184,307
----------------------------------------------------------------------------------------------
Liquid Assets Portfolio                      --          520,843                    12,337,623
==============================================================================================
TOTAL INVESTMENTS IN AFFILIATED
  MUTUAL FUNDS (Cost $121,544,393)   $2,475,293(c)    $5,114,522                  $121,891,964
==============================================================================================
OTHER ASSETS LESS LIABILITIES                                                         (144,238)
==============================================================================================
NET ASSETS                                                                        $121,747,726
______________________________________________________________________________________________
==============================================================================================

Notes to Schedule of Investments:
(a) Each underlying fund and the Fund are affiliated by either having the same investment advisor or an investment advisor under common control with the Fund's investment advisor. The Fund invests in Institutional Class shares of the mutual funds listed.
(b) Non-income producing security. A security is determined to be a non-income producing if the security has not declared a distribution within one year from the report date.
(c) Includes $949,970 of capital gains distributed from affiliated underlying funds.

AIM GROWTH ALLOCATION FUND
SCHEDULE OF INVESTMENTS IN AFFILIATED ISSUERS-100.06%(a)

                                                                                             CHANGE IN
                                     % OF                                                   UNREALIZED
                                     NET        VALUE        PURCHASES       PROCEEDS      APPRECIATION
                                    ASSETS     12/31/06       AT COST       FROM SALES     (DEPRECIATION)
---------------------------------------------------------------------------------------------------------
AIM Dynamics Fund(b)                 4.93%   $22,388,480    $12,840,776    $ (2,798,321)    $  2,417,245
---------------------------------------------------------------------------------------------------------
AIM High Yield Fund                  4.97%    21,370,007     18,325,887      (1,055,009)      (2,283,644)
---------------------------------------------------------------------------------------------------------
AIM International Core Equity Fund  12.58%    54,794,569     41,924,441      (2,731,727)      (2,933,637)
---------------------------------------------------------------------------------------------------------
AIM International Growth Fund       12.84%    56,771,994     37,872,437      (6,320,625)       2,712,447
---------------------------------------------------------------------------------------------------------
AIM Large Cap Basic Value Fund       8.20%    38,919,285     28,292,489      (1,877,946)      (5,696,508)
---------------------------------------------------------------------------------------------------------
AIM Large Cap Growth Fund(b)        10.82%    43,436,779     27,746,973      (2,191,506)       9,684,712
---------------------------------------------------------------------------------------------------------
AIM Multi-Sector Fund               12.41%    54,760,244     37,115,724      (2,800,537)         729,866
---------------------------------------------------------------------------------------------------------
AIM Real Estate Fund                 4.53%    22,847,294     24,205,638      (1,106,312)     (12,995,775)
---------------------------------------------------------------------------------------------------------
AIM Small Cap Growth Fund            9.94%    44,836,188     33,265,169      (4,395,331)      (1,903,740)
---------------------------------------------------------------------------------------------------------
AIM Structured Growth Fund          10.61%    43,825,902     29,840,807      (2,184,710)       5,745,222
---------------------------------------------------------------------------------------------------------
AIM Structured Value Fund            8.23%    38,132,356     26,834,740      (1,862,099)      (3,104,976)
=========================================================================================================
TOTAL INVESTMENTS IN AFFILIATED
  MUTUAL FUNDS (Cost $689,111,383)  100.06%  $442,083,098   $318,265,081   $(29,324,123)    $ (7,628,788)
=========================================================================================================
OTHER ASSETS LESS LIABILITIES       (0.06)%
=========================================================================================================
NET ASSETS                          100.00%
_________________________________________________________________________________________________________
=========================================================================================================


                                     REALIZED          DIVIDEND       SHARES         VALUE
                                    GAIN (LOSS)         INCOME       12/31/07       12/31/07
----------------------------------------------------------------------------------------------
AIM Dynamics Fund(b)                $ 1,200,619       $        --    1,466,591    $ 36,048,799
----------------------------------------------------------------------------------------------
AIM High Yield Fund                      27,263         2,467,007    8,561,060      36,384,504
----------------------------------------------------------------------------------------------
AIM International Core Equity Fund    7,297,571         2,305,339    6,392,813      92,056,511
----------------------------------------------------------------------------------------------
AIM International Growth Fund         7,891,727           805,179    2,894,722      93,962,662
----------------------------------------------------------------------------------------------
AIM Large Cap Basic Value Fund        4,838,089           851,761    4,204,788      59,960,276
----------------------------------------------------------------------------------------------
AIM Large Cap Growth Fund(b)            478,220                --    5,846,025      79,155,178
----------------------------------------------------------------------------------------------
AIM Multi-Sector Fund                 4,401,518           735,581    3,194,847      90,829,497
----------------------------------------------------------------------------------------------
AIM Real Estate Fund                  5,380,283         1,742,322    1,453,474      33,168,286
----------------------------------------------------------------------------------------------
AIM Small Cap Growth Fund             8,492,656                --    2,422,903      72,711,325
----------------------------------------------------------------------------------------------
AIM Structured Growth Fund              501,470         2,304,506    6,473,542      77,617,766
----------------------------------------------------------------------------------------------
AIM Structured Value Fund               402,470         1,721,229    5,522,706      60,252,728
==============================================================================================
TOTAL INVESTMENTS IN AFFILIATED
  MUTUAL FUNDS (Cost $689,111,383)  $40,911,886(c)    $12,932,924                 $732,147,532
==============================================================================================
OTHER ASSETS LESS LIABILITIES                                                         (467,371)
==============================================================================================
NET ASSETS                                                                        $731,680,161
______________________________________________________________________________________________
==============================================================================================

Notes to Schedule of Investments:
(a) Each underlying fund and the Fund are affiliated by either having the same investment advisor or an investment advisor under common control with the Fund's investment advisor. The Fund invests in Institutional Class shares of the mutual funds listed.
(b) Non-income producing security. A security is determined to be a non-income producing if the security has not declared a distribution within one year from the report date.
(c) Includes $32,159,622 of capital gains distributed from affiliated underlying funds.

AIM Allocation Funds

December 31, 2007

AIM MODERATE ALLOCATION FUND
SCHEDULE OF INVESTMENTS IN AFFILIATED ISSUERS-100.10%(a)

                                                                                            CHANGE IN
                                     % OF                                                   UNREALIZED
                                     NET        VALUE        PURCHASES       PROCEEDS      APPRECIATION
                                    ASSETS     12/31/06       AT COST       FROM SALES     (DEPRECIATION)
---------------------------------------------------------------------------------------------------------
AIM Capital Development Fund         4.78%   $30,213,975    $11,497,575    $ (4,456,220)    $  (806,484)
---------------------------------------------------------------------------------------------------------
AIM Floating Rate Fund               2.95%    16,904,124      8,043,270        (559,545)     (1,331,583)
---------------------------------------------------------------------------------------------------------
AIM High Yield Fund                  8.85%    52,696,201     22,411,140      (1,708,403)     (4,217,851)
---------------------------------------------------------------------------------------------------------
AIM International Core Equity Fund   9.95%    60,034,156     23,164,099      (4,363,200)     (2,515,080)
---------------------------------------------------------------------------------------------------------
AIM International Growth Fund        7.62%    46,672,519     15,574,955      (6,787,297)      1,054,025
---------------------------------------------------------------------------------------------------------
AIM International Total Return
  Fund                               2.75%    13,879,865      7,402,850        (487,061)        730,470
---------------------------------------------------------------------------------------------------------
AIM Large Cap Basic Value Fund       4.63%    30,481,054     11,184,129      (2,453,548)     (3,533,498)
---------------------------------------------------------------------------------------------------------
AIM Large Cap Growth Fund(b)         6.69%    37,194,213      9,920,113      (1,779,570)      6,526,615
---------------------------------------------------------------------------------------------------------
AIM Mid Cap Basic Value Fund         4.72%    30,460,149     11,565,328      (4,807,177)     (1,599,737)
---------------------------------------------------------------------------------------------------------
AIM Multi-Sector Fund                4.91%    30,013,732      9,679,425      (2,269,565)        174,384
---------------------------------------------------------------------------------------------------------
AIM Short Term Bond Fund             2.56%    14,051,652      6,740,888        (475,003)       (286,618)
---------------------------------------------------------------------------------------------------------
AIM Structured Growth Fund           6.55%    37,552,644     11,520,200      (2,243,480)      4,115,507
---------------------------------------------------------------------------------------------------------
AIM Structured Value Fund            4.65%    29,848,277      9,068,198      (1,052,400)     (1,612,057)
---------------------------------------------------------------------------------------------------------
AIM Total Return Bond Fund          23.91%   129,475,175     63,682,326      (4,402,119)     (1,602,704)
---------------------------------------------------------------------------------------------------------
AIM Trimark Small Companies Fund     4.58%    30,269,773      9,910,270      (3,306,851)     (2,224,359)
=========================================================================================================
TOTAL INVESTMENTS IN AFFILIATED
  MUTUAL FUNDS (Cost $745,252,539)  100.10%  $589,747,509   $231,364,766   $(41,151,439)    $(7,128,970)
=========================================================================================================
OTHER ASSETS LESS LIABILITIES       (0.10)%
=========================================================================================================
NET ASSETS                          100.00%
_________________________________________________________________________________________________________
=========================================================================================================


                                     REALIZED          DIVIDEND       SHARES         VALUE
                                    GAIN (LOSS)         INCOME       12/31/07       12/31/07
----------------------------------------------------------------------------------------------
AIM Capital Development Fund        $ 3,886,429       $   656,387    1,957,578    $ 37,430,178
----------------------------------------------------------------------------------------------
AIM Floating Rate Fund                  (12,213)        1,500,452    2,688,921      23,044,053
----------------------------------------------------------------------------------------------
AIM High Yield Fund                      14,611         4,927,994   16,281,341      69,195,698
----------------------------------------------------------------------------------------------
AIM International Core Equity Fund    6,853,720         1,954,680    5,405,310      77,836,457
----------------------------------------------------------------------------------------------
AIM International Growth Fund         6,252,780           512,203    1,836,364      59,608,366
----------------------------------------------------------------------------------------------
AIM International Total Return
  Fund                                   12,794         1,096,049    1,985,154      21,538,918
----------------------------------------------------------------------------------------------
AIM Large Cap Basic Value Fund        3,236,615           515,484    2,537,321      36,182,198
----------------------------------------------------------------------------------------------
AIM Large Cap Growth Fund(b)            452,004                --    3,863,617      52,313,375
----------------------------------------------------------------------------------------------
AIM Mid Cap Basic Value Fund          4,103,467           842,362    2,649,581      36,935,154
----------------------------------------------------------------------------------------------
AIM Multi-Sector Fund                 2,225,586           311,791    1,350,405      38,392,019
----------------------------------------------------------------------------------------------
AIM Short Term Bond Fund                 (9,722)        1,024,238    2,072,588      20,021,197
----------------------------------------------------------------------------------------------
AIM Structured Growth Fund              407,271         1,526,605    4,276,786      51,278,660
----------------------------------------------------------------------------------------------
AIM Structured Value Fund               191,159         1,041,488    3,332,040      36,352,557
----------------------------------------------------------------------------------------------
AIM Total Return Bond Fund             (139,356)        9,283,584   18,334,639     187,013,322
----------------------------------------------------------------------------------------------
AIM Trimark Small Companies Fund      2,597,560           592,981    2,420,054      35,865,195
==============================================================================================
TOTAL INVESTMENTS IN AFFILIATED
  MUTUAL FUNDS (Cost $745,252,539)  $30,072,705(c)    $25,786,298                 $783,007,347
==============================================================================================
OTHER ASSETS LESS LIABILITIES                                                         (762,133)
==============================================================================================
NET ASSETS                                                                        $782,245,214
______________________________________________________________________________________________
==============================================================================================

Notes to Schedule of Investments:
(a) Each underlying fund and the Fund are affiliated by either having the same investment advisor or an investment advisor under common control with the Fund's investment advisor. The Fund invests in Institutional Class shares of the mutual funds listed.
(b) Non-income producing security. A security is determined to be a non-income producing if the security has not declared a distribution within one year from the report date.
(c) Includes $19,897,224 of capital gains distributed from affiliated underlying funds.

AIM MODERATE GROWTH ALLOCATION FUND
SCHEDULE OF INVESTMENTS IN AFFILIATED ISSUERS-100.02%(a)

                                                                                            CHANGE IN
                                     % OF                                                   UNREALIZED
                                     NET        VALUE        PURCHASES       PROCEEDS      APPRECIATION
                                    ASSETS     12/31/06       AT COST       FROM SALES     (DEPRECIATION)
---------------------------------------------------------------------------------------------------------
AIM Dynamics Fund(b)                 4.91%   $ 11,584,401   $ 12,382,911    $(1,385,501)    $ 1,743,653
---------------------------------------------------------------------------------------------------------
AIM High Yield Fund                  9.91%     22,228,266     31,208,473       (404,970)     (3,091,710)
---------------------------------------------------------------------------------------------------------
AIM International Core Equity Fund  11.03%     25,053,803     32,822,677       (684,884)     (1,792,899)
---------------------------------------------------------------------------------------------------------
AIM International Growth Fund       11.26%     25,918,155     30,722,228     (2,787,464)      1,860,628
---------------------------------------------------------------------------------------------------------
AIM Large Cap Basic Fund             6.54%     16,140,151     20,383,697       (463,478)     (3,155,031)
---------------------------------------------------------------------------------------------------------
AIM Large Cap Growth Fund(b)         8.89%     18,599,829     20,980,622       (344,232)      5,498,543
---------------------------------------------------------------------------------------------------------
AIM Mid Cap Basic Value Fund         4.77%     11,518,867     14,734,633     (1,312,459)     (1,130,719)
---------------------------------------------------------------------------------------------------------
AIM Multi-Sector Fund                7.42%     17,046,219     20,371,931       (540,641)        393,236
---------------------------------------------------------------------------------------------------------
AIM Real Estate Fund                 2.26%      5,903,555     10,000,735       (102,120)     (4,425,449)
---------------------------------------------------------------------------------------------------------
AIM Small Cap Equity Fund            7.28%     17,129,363     21,758,255       (348,464)     (1,898,510)
---------------------------------------------------------------------------------------------------------
AIM Structured Growth Fund           8.72%     18,724,039     22,397,936       (348,143)      3,101,271
---------------------------------------------------------------------------------------------------------
AIM Structured Value Fund            6.57%     15,842,099     19,277,385       (281,848)     (1,749,439)
---------------------------------------------------------------------------------------------------------
AIM Total Return Bond Fund          10.46%     21,435,513     32,262,405       (439,351)       (524,305)
=========================================================================================================
TOTAL INVESTMENTS IN AFFILIATED
  MUTUAL FUNDS (Cost $497,067,107)  100.02%  $227,124,260   $289,303,888    $(9,443,555)    $(5,170,731)
=========================================================================================================
OTHER ASSETS LESS LIABILITIES       (0.02)%
=========================================================================================================
NET ASSETS                          100.00%
_________________________________________________________________________________________________________
=========================================================================================================


                                     REALIZED          DIVIDEND       SHARES         VALUE
                                    GAIN (LOSS)         INCOME       12/31/07       12/31/07
----------------------------------------------------------------------------------------------
AIM Dynamics Fund(b)                $   427,018       $        --    1,007,017    $ 24,752,482
----------------------------------------------------------------------------------------------
AIM High Yield Fund                      (1,057)        3,187,204   11,750,353      49,939,002
----------------------------------------------------------------------------------------------
AIM International Core Equity Fund    3,987,436         1,390,709    3,860,334      55,588,814
----------------------------------------------------------------------------------------------
AIM International Growth Fund         4,000,495           485,553    1,747,374      56,719,771
----------------------------------------------------------------------------------------------
AIM Large Cap Basic Fund              2,527,870           467,691    2,310,941      32,954,012
----------------------------------------------------------------------------------------------
AIM Large Cap Growth Fund(b)             45,129                --    3,307,230      44,779,891
----------------------------------------------------------------------------------------------
AIM Mid Cap Basic Value Fund          2,020,733           545,845    1,723,470      24,025,178
----------------------------------------------------------------------------------------------
AIM Multi-Sector Fund                 1,526,634           302,654    1,315,786      37,407,786
----------------------------------------------------------------------------------------------
AIM Real Estate Fund                  1,778,756           585,388      498,904      11,384,984
----------------------------------------------------------------------------------------------
AIM Small Cap Equity Fund             2,511,721           593,917    3,064,955      36,656,856
----------------------------------------------------------------------------------------------
AIM Structured Growth Fund              121,372         1,303,139    3,664,199      43,933,750
----------------------------------------------------------------------------------------------
AIM Structured Value Fund               115,093           945,278    3,035,842      33,121,041
----------------------------------------------------------------------------------------------
AIM Total Return Bond Fund              (14,735)        2,364,701    5,168,581      52,719,527
==============================================================================================
TOTAL INVESTMENTS IN AFFILIATED
  MUTUAL FUNDS (Cost $497,067,107)  $19,046,465(c)    $12,172,079                 $503,983,094
==============================================================================================
OTHER ASSETS LESS LIABILITIES                                                         (103,637)
==============================================================================================
NET ASSETS                                                                        $503,879,457
______________________________________________________________________________________________
==============================================================================================

Notes to Schedule of Investments:
(a) Each underlying fund and the Fund are affiliated by either having the same investment advisor or an investment advisor under common control with the Fund's investment advisor. The Fund invests in Institutional Class shares of the mutual funds listed.
(b) Non-income producing security. A security is determined to be a non-income producing if the security has not declared a distribution within one year from the report date.
(c) Includes $16,877,233 of capital gains distributed from affiliated underlying funds.

AIM Allocation Funds

December 31, 2007

AIM MODERATELY CONSERVATIVE ALLOCATION FUND
SCHEDULE OF INVESTMENTS IN AFFILIATED ISSUERS-100.13%(a)

                                                                                            CHANGE IN
                                     % OF                                                   UNREALIZED
                                     NET        VALUE        PURCHASES       PROCEEDS      APPRECIATION
                                    ASSETS    12/31/06        AT COST       FROM SALES     (DEPRECIATION)
---------------------------------------------------------------------------------------------------------
AIM Capital Development Fund         2.36%   $ 1,014,115    $ 1,983,288     $  (304,810)    $  (118,322)
---------------------------------------------------------------------------------------------------------
AIM Floating Rate Fund               4.85%     1,902,233      4,027,635        (280,555)       (297,531)
---------------------------------------------------------------------------------------------------------
AIM High Yield Fund                  3.89%     1,577,815      3,194,793        (225,536)       (269,462)
---------------------------------------------------------------------------------------------------------
AIM Intermediate Government Fund    13.55%     4,928,406     10,630,211        (758,531)        150,847
---------------------------------------------------------------------------------------------------------
AIM International Core Equity Fund   4.90%     2,019,736      3,977,096        (406,309)       (294,794)
---------------------------------------------------------------------------------------------------------
AIM International Growth Fund        2.50%     1,045,130      1,905,455        (316,834)          7,255
---------------------------------------------------------------------------------------------------------
AIM International Total Return
  Fund                               3.78%     1,313,182      2,935,001        (209,838)        119,379
---------------------------------------------------------------------------------------------------------
AIM Large Cap Basic Value Fund       5.15%     2,303,227      4,414,260        (482,731)       (614,408)
---------------------------------------------------------------------------------------------------------
AIM Large Cap Growth Fund(b)         5.93%     2,250,898      3,907,213        (424,264)        736,359
---------------------------------------------------------------------------------------------------------
AIM Mid Cap Basic Value Fund         4.67%     2,045,389      3,976,303        (623,287)       (344,864)
---------------------------------------------------------------------------------------------------------
AIM Multi-Sector Fund                2.42%     1,008,531      1,857,254        (223,747)        (20,795)
---------------------------------------------------------------------------------------------------------
AIM Short Term Bond Fund            12.11%     4,543,105      9,683,467        (688,799)       (190,898)
---------------------------------------------------------------------------------------------------------
AIM Structured Growth Fund           5.81%     2,268,381      4,109,412        (404,199)        364,061
---------------------------------------------------------------------------------------------------------
AIM Structured Value Fund            5.17%     2,258,540      4,087,052        (322,493)       (359,349)
---------------------------------------------------------------------------------------------------------
AIM Total Return Bond Fund          23.04%     8,547,063     18,491,957      (1,411,731)       (224,610)
=========================================================================================================
TOTAL INVESTMENTS IN AFFILIATED
  MUTUAL FUNDS (Cost $110,697,242)  100.13%  $39,025,751    $79,180,397     $(7,083,664)    $(1,357,132)
=========================================================================================================
OTHER ASSETS LESS LIABILITIES       (0.13)%
=========================================================================================================
NET ASSETS                          100.00%
_________________________________________________________________________________________________________
=========================================================================================================


                                     REALIZED          DIVIDEND       SHARES         VALUE
                                    GAIN (LOSS)         INCOME       12/31/07       12/31/07
----------------------------------------------------------------------------------------------
AIM Capital Development Fund         $  229,251       $   45,477       135,888    $  2,602,249
----------------------------------------------------------------------------------------------
AIM Floating Rate Fund                   (7,713)         304,772       623,579       5,344,069
----------------------------------------------------------------------------------------------
AIM High Yield Fund                       2,472          261,119     1,007,078       4,280,082
----------------------------------------------------------------------------------------------
AIM Intermediate Government Fund        (23,238)         634,511     1,735,779      14,927,695
----------------------------------------------------------------------------------------------
AIM International Core Equity Fund      471,536          135,108       374,886       5,398,355
----------------------------------------------------------------------------------------------
AIM International Growth Fund           256,501           23,569        84,786       2,752,161
----------------------------------------------------------------------------------------------
AIM International Total Return
  Fund                                    8,762          202,923       384,008       4,166,486
----------------------------------------------------------------------------------------------
AIM Large Cap Basic Value Fund          474,423           80,471       397,489       5,668,195
----------------------------------------------------------------------------------------------
AIM Large Cap Growth Fund(b)             56,863               --       482,058       6,527,069
----------------------------------------------------------------------------------------------
AIM Mid Cap Basic Value Fund            471,950          116,801       368,656       5,139,067
----------------------------------------------------------------------------------------------
AIM Multi-Sector Fund                   145,348           21,589        93,826       2,667,466
----------------------------------------------------------------------------------------------
AIM Short Term Bond Fund                (11,204)         601,224     1,380,504      13,335,671
----------------------------------------------------------------------------------------------
AIM Structured Growth Fund               75,452          190,032       534,108       6,403,960
----------------------------------------------------------------------------------------------
AIM Structured Value Fund                48,049          162,664       522,241       5,697,645
----------------------------------------------------------------------------------------------
AIM Total Return Bond Fund              (29,517)       1,107,779     2,487,565      25,373,162
==============================================================================================
TOTAL INVESTMENTS IN AFFILIATED
  MUTUAL FUNDS (Cost $110,697,242)   $2,168,935(c)    $3,888,039                  $110,283,332
==============================================================================================
OTHER ASSETS LESS LIABILITIES                                                         (144,634)
==============================================================================================
NET ASSETS                                                                        $110,138,698
______________________________________________________________________________________________
==============================================================================================

Notes to Schedule of Investments:

(a) Each underlying fund and the Fund are affiliated by either having the same investment advisor or an investment advisor under common control with the Fund's investment advisor.
() The Fund invests in Institutional Class shares of the mutual funds listed.
(b) Non-income producing security. A security is determined to be a non-income producing if the security has not declared a distribution within one year from the report date.
(c)  Includes $1,650,955 of capital gains from affiliated underlying funds.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Allocation Funds

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

                                                                                                AIM MODERATE      AIM MODERATELY
                                       AIM CONSERVATIVE     AIM GROWTH       AIM MODERATE     GROWTH ALLOCATION    CONSERVATIVE
                                       ALLOCATION FUND    ALLOCATION FUND   ALLOCATION FUND         FUND          ALLOCATION FUND
---------------------------------------------------------------------------------------------------------------------------------
ASSETS:

Investments in affiliated underlying
  funds, at value                        $121,891,964      $732,147,532      $783,007,347       $503,983,094       $110,283,332
---------------------------------------------------------------------------------------------------------------------------------
Receivables for:
  Investments sold -- affiliated
    underlying funds                          303,476                --                --                 --             81,372
---------------------------------------------------------------------------------------------------------------------------------
  Fund shares sold                            210,505         3,035,037         1,922,162          1,304,435             55,969
---------------------------------------------------------------------------------------------------------------------------------
  Dividends from affiliated funds              50,415                --         1,807,284                 --                 --
---------------------------------------------------------------------------------------------------------------------------------
  Fund expenses absorbed                           --            15,055                --                 --                 --
---------------------------------------------------------------------------------------------------------------------------------
Investment for trustee deferred
  compensation and retirement plans            11,297            13,561            14,531              9,252              8,115
---------------------------------------------------------------------------------------------------------------------------------
Other assets                                    8,770            29,679            20,835             22,826              9,698
=================================================================================================================================
    Total assets                          122,476,427       735,240,864       786,772,159        505,319,607        110,438,486
_________________________________________________________________________________________________________________________________
=================================================================================================================================

LIABILITIES:

Payables for:
  Investments purchased -- affiliated
    underlying funds                               --         2,150,115         2,353,944            223,768                 --
---------------------------------------------------------------------------------------------------------------------------------
  Fund shares reacquired                      552,620           703,466         1,473,235            745,801            159,171
---------------------------------------------------------------------------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                           14,574            28,519            35,296             15,961              9,262
---------------------------------------------------------------------------------------------------------------------------------
Accrued distribution fees                      53,866           306,007           359,188            196,790             39,785
---------------------------------------------------------------------------------------------------------------------------------
Accrued trustees' and officer's fees
  and benefits                                    430               852               878                747                684
---------------------------------------------------------------------------------------------------------------------------------
Accrued transfer agent fees                    46,592           280,783           220,399            188,981             45,760
---------------------------------------------------------------------------------------------------------------------------------
Accrued operating expenses                     60,619            90,961            84,005             68,102             45,126
=================================================================================================================================
    Total liabilities                         728,701         3,560,703         4,526,945          1,440,150            299,788
=================================================================================================================================
Net assets applicable to shares
  outstanding                            $121,747,726      $731,680,161      $782,245,214       $503,879,457       $110,138,698
_________________________________________________________________________________________________________________________________
=================================================================================================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest            $120,812,676      $656,976,618      $724,916,417       $480,763,609       $109,424,651
---------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income            96,522           262,168           898,882            283,708            279,361
---------------------------------------------------------------------------------------------------------------------------------
Undistributed net realized gain               490,957        31,405,226        18,675,107         15,916,153            848,596
---------------------------------------------------------------------------------------------------------------------------------
Unrealized appreciation
  (depreciation)                              347,571        43,036,149        37,754,808          6,915,987           (413,910)
=================================================================================================================================
                                         $121,747,726      $731,680,161      $782,245,214       $503,879,457       $110,138,698
_________________________________________________________________________________________________________________________________
=================================================================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

December 31, 2007

AIM Allocation Funds

                                                                                                AIM MODERATE      AIM MODERATELY
                                       AIM CONSERVATIVE     AIM GROWTH       AIM MODERATE     GROWTH ALLOCATION    CONSERVATIVE
                                       ALLOCATION FUND    ALLOCATION FUND   ALLOCATION FUND         FUND          ALLOCATION FUND
---------------------------------------------------------------------------------------------------------------------------------

NET ASSETS:

Class A                                  $ 74,782,808      $486,834,016      $466,752,939       $358,335,346       $ 83,101,436
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Class B                                  $ 19,795,898      $129,577,416      $155,058,914       $ 70,657,036       $ 11,156,352
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Class C                                  $ 22,326,724      $102,941,342      $141,089,746       $ 69,400,284       $ 14,453,760
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Class R                                  $  4,831,387      $ 12,230,608      $ 19,331,615       $  5,475,091       $  1,395,784
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Institutional Class                      $     10,909      $     96,779      $     12,000       $     11,700       $     31,366
_________________________________________________________________________________________________________________________________
=================================================================================================================================

SHARES OUTSTANDING, $0.01 par value
  per share, unlimited number of
  shares authorized:

Class A                                     7,088,916        34,265,881        37,804,688         27,281,730          7,395,680
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Class B                                     1,888,107         9,187,626        12,632,729          5,414,803            999,587
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Class C                                     2,130,562         7,301,602        11,495,887          5,322,666          1,294,308
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Class R                                       459,243           862,659         1,568,247            418,304            124,485
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Institutional Class                             1,041             6,790            968.43                889              2,783
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Class A:
---------------------------------------------------------------------------------------------------------------------------------
  Net asset value per share              $      10.55      $      14.21      $      12.35       $      13.13       $      11.24
---------------------------------------------------------------------------------------------------------------------------------
  Maximum offering price per share
  (Net asset value divided by 94.50%)    $      11.16      $      15.04      $      13.07       $      13.89       $      11.89
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Class B:
  Net asset value and offering price
    per share                            $      10.48      $      14.10      $      12.27       $      13.05       $      11.16
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Class C:
  Net asset value and offering price
    per share                            $      10.48      $      14.10      $      12.27       $      13.04       $      11.17
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Class R:
  Net asset value and offering price
    per share                            $      10.52      $      14.18      $      12.33       $      13.09       $      11.21
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Institutional Class:
  Net asset value and offering price
    per share                            $      10.48      $      14.25      $      12.39       $      13.16       $      11.27
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Cost of Investments in affiliated
  underlying funds                       $121,544,393      $689,111,383      $745,252,539       $497,067,107       $110,697,242
_________________________________________________________________________________________________________________________________
=================================================================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Allocation Funds

STATEMENT OF OPERATIONS

For the year ended December 31, 2007

                                                                                                                        AIM
                                                                                                 AIM MODERATE       MODERATELY
                                         AIM CONSERVATIVE     AIM GROWTH       AIM MODERATE         GROWTH         CONSERVATIVE
                                         ALLOCATION FUND    ALLOCATION FUND   ALLOCATION FUND   ALLOCATION FUND   ALLOCATION FUND
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:

Dividends from affiliated underlying
  funds                                    $ 5,114,522        $12,932,924       $25,786,298       $12,172,079       $ 3,888,039
---------------------------------------------------------------------------------------------------------------------------------
Interest Income                                 34,033                 --                --                --                --
---------------------------------------------------------------------------------------------------------------------------------
Other Income                                        --                791               852               509               451
=================================================================================================================================
    Total investment income                  5,148,555         12,933,715        25,787,150        12,172,588         3,888,490
=================================================================================================================================

EXPENSES:

Administrative services fees                    50,000            189,151           206,131           136,022            50,000
---------------------------------------------------------------------------------------------------------------------------------
Custodian fees                                   9,211              7,963             8,679             7,115             7,748
---------------------------------------------------------------------------------------------------------------------------------
Distribution fees:
  Class A                                      161,285          1,044,528         1,046,828           723,865           156,718
---------------------------------------------------------------------------------------------------------------------------------
  Class B                                      203,138          1,261,838         1,547,517           648,422            96,245
---------------------------------------------------------------------------------------------------------------------------------
  Class C                                      201,632            932,005         1,315,086           589,160           122,368
---------------------------------------------------------------------------------------------------------------------------------
  Class R                                       23,805             55,735            86,128            20,736             7,894
---------------------------------------------------------------------------------------------------------------------------------
Transfer agent fees -- A, B, C and R           202,715          1,497,640         1,255,554           826,321           150,233
---------------------------------------------------------------------------------------------------------------------------------
Transfer agent fees -- Institutional                34                 10                19                 9                 8
---------------------------------------------------------------------------------------------------------------------------------
Trustees' and officer's fees and
  benefits                                      19,480             33,708            36,523            27,186            19,242
---------------------------------------------------------------------------------------------------------------------------------
Registration and filing fees                    57,610             95,646            93,774            91,150            64,898
---------------------------------------------------------------------------------------------------------------------------------
Professional services fees                      52,138             59,457            63,383            51,798            42,982
---------------------------------------------------------------------------------------------------------------------------------
Other                                           41,274            117,822           116,232            70,647            31,184
=================================================================================================================================
    Total expenses                           1,022,322          5,295,503         5,775,854         3,192,431           749,520
=================================================================================================================================
Less: Expenses reimbursed and expense
  offset arrangement(s)                       (178,958)          (640,030)         (913,029)         (712,997)         (245,786)
=================================================================================================================================
    Net expenses                               843,364          4,655,473         4,862,825         2,479,434           503,734
=================================================================================================================================
Net investment income                        4,305,191          8,278,242        20,924,325         9,693,154         3,384,756
=================================================================================================================================

REALIZED AND UNREALIZED GAIN (LOSS)
  FROM:

Net realized gain on sales of
  affiliated underlying fund shares          1,525,323          8,752,264        10,175,481         2,169,232           517,980
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain from distributions of
  affiliated underlying fund shares            949,970         32,159,622        19,897,224        16,877,233         1,650,955
=================================================================================================================================
    Net realized gain from affiliated
      underlying fund shares                 2,475,293         40,911,886        30,072,705        19,046,465         2,168,935
=================================================================================================================================
Change in net unrealized appreciation
  (depreciation) of affiliated
  underlying fund shares                    (2,407,642)        (7,628,788)       (7,128,970)       (5,170,731)       (1,357,132)
=================================================================================================================================
    Net gain from affiliated underlying
      funds                                     67,651         33,283,098        22,943,735        13,875,734           811,803
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Net increase in net assets resulting
  from operations                          $ 4,372,842        $41,561,340       $43,868,060       $23,568,888       $ 4,196,559
_________________________________________________________________________________________________________________________________
=================================================================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Allocation Funds

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2007 and 2006

                                           AIM CONSERVATIVE                   AIM GROWTH                     AIM MODERATE
                                            ALLOCATION FUND                ALLOCATION FUND                 ALLOCATION FUND
                                      ---------------------------    ----------------------------    ----------------------------
                                          2007           2006            2007            2006            2007            2006
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income               $  4,305,191    $ 2,364,733    $ 8,278,242     $  1,974,261    $20,924,325     $ 11,181,860
---------------------------------------------------------------------------------------------------------------------------------
  Net realized gain                      2,475,293      1,346,818     40,911,886       20,413,474     30,072,705       22,138,033
---------------------------------------------------------------------------------------------------------------------------------
  Change in net unrealized
    appreciation (depreciation)         (2,407,642)     1,451,438     (7,628,788)      29,775,402     (7,128,970)      21,499,883
=================================================================================================================================
    Net increase in net assets
      resulting from operations          4,372,842      5,162,989     41,561,340       52,163,137     43,868,060       54,819,776
=================================================================================================================================
Distributions to shareholders from
  net investment income:
  Class A                               (2,712,663)    (1,313,188)    (6,440,810)      (1,693,949)   (13,255,061)      (6,733,129)
---------------------------------------------------------------------------------------------------------------------------------
  Class B                                 (590,695)      (486,395)      (843,218)        (104,909)    (3,392,062)      (2,232,749)
---------------------------------------------------------------------------------------------------------------------------------
  Class C                                 (657,014)      (431,714)      (661,995)         (71,829)    (3,058,087)      (1,733,287)
---------------------------------------------------------------------------------------------------------------------------------
  Class R                                 (172,904)      (114,886)      (135,859)         (46,480)      (498,244)        (292,847)
---------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                      (86,011)        (3,697)        (1,602)          (1,398)          (370)          (3,720)
=================================================================================================================================
    Total distributions from net
      investment income                 (4,219,287)    (2,349,880)    (8,083,484)      (1,918,565)   (20,203,824)     (10,995,732)
=================================================================================================================================
Distributions to shareholders from
  net realized gains:
  Class A                               (1,314,422)      (599,825)   (12,291,555)      (7,249,541)   (13,145,250)      (7,981,141)
---------------------------------------------------------------------------------------------------------------------------------
  Class B                                 (355,623)      (287,884)    (3,355,676)      (3,290,814)    (4,478,775)      (3,813,341)
---------------------------------------------------------------------------------------------------------------------------------
  Class C                                 (395,549)      (255,499)    (2,634,702)      (2,253,421)    (4,039,483)      (2,959,755)
---------------------------------------------------------------------------------------------------------------------------------
  Class R                                  (89,604)       (56,952)      (313,880)        (282,837)      (538,830)        (385,706)
---------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                      (39,182)        (1,570)        (2,445)          (4,334)          (338)          (3,986)
=================================================================================================================================
    Total distributions from net
      realized gains                    (2,194,380)    (1,201,730)   (18,598,258)     (13,080,947)   (22,202,676)     (15,143,929)
=================================================================================================================================
    Decrease in net assets resulting
      from distributions                (6,413,667)    (3,551,610)   (26,681,742)     (14,999,512)   (42,406,500)     (26,139,661)
=================================================================================================================================
Share transactions-net:
  Class A                               31,577,778      7,801,428    231,711,523       94,082,900    154,849,580       88,612,666
---------------------------------------------------------------------------------------------------------------------------------
  Class B                                 (538,937)     1,799,221     15,605,194       32,028,409      6,941,328       21,647,957
---------------------------------------------------------------------------------------------------------------------------------
  Class C                                4,200,015      4,401,898     25,047,092       30,189,084     25,819,939       31,661,987
---------------------------------------------------------------------------------------------------------------------------------
  Class R                                  715,287        510,474      2,318,456        2,461,798      3,996,397        4,234,537
---------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                       23,801          5,267        (63,487)           5,733       (153,923)           5,989
=================================================================================================================================
    Net increase in net assets
      resulting from share
      transactions                      35,977,944     14,518,288    274,618,778      158,767,924    191,453,321      146,163,136
=================================================================================================================================
    Net increase in net assets          33,937,119     16,129,667    289,498,376      195,931,549    192,914,881      174,843,251
=================================================================================================================================

NET ASSETS:

  Beginning of year                     87,810,607     71,680,940    442,181,785      246,250,236    589,330,333      414,487,082
=================================================================================================================================
  End of year*                        $121,747,726    $87,810,607    $731,680,161    $442,181,785    $782,245,214    $589,330,333
=================================================================================================================================
  * Includes accumulated
    undistributed net investment
    income                            $     96,522    $    10,618    $   262,168     $     67,410    $   898,882     $    187,381
_________________________________________________________________________________________________________________________________
=================================================================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Allocation Funds

For the years ended December 31, 2007 and 2006

                                                                  AIM MODERATE GROWTH               AIM MODERATELY CONSERVATIVE
                                                                    ALLOCATION FUND                       ALLOCATION FUND
                                                            --------------------------------      -------------------------------
                                                                2007                2006              2007               2006
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                     $  9,693,154        $  2,358,559      $  3,384,756        $   829,473
---------------------------------------------------------------------------------------------------------------------------------
  Net realized gain                                           19,046,465           7,319,196         2,168,935            671,201
---------------------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)        (5,170,731)         10,352,751        (1,357,132)           760,304
=================================================================================================================================
    Net increase in net assets resulting from operations      23,568,888          20,030,506         4,196,559          2,260,978
=================================================================================================================================
Distributions to shareholders from net investment income:
  Class A                                                     (7,353,632)         (1,570,301)       (2,458,720)          (512,601)
---------------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,018,349)           (391,583)         (264,969)          (145,732)
---------------------------------------------------------------------------------------------------------------------------------
  Class C                                                       (989,996)           (313,094)         (342,643)          (162,166)
---------------------------------------------------------------------------------------------------------------------------------
  Class R                                                       (102,750)            (24,479)          (34,184)           (10,202)
---------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                               (267)               (910)             (988)            (1,490)
=================================================================================================================================
    Total distributions from net investment income            (9,464,994)         (2,300,367)       (3,101,504)          (832,191)
=================================================================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                     (6,151,082)         (1,380,844)       (1,299,940)          (181,207)
---------------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,241,039)           (567,537)         (177,767)           (66,588)
---------------------------------------------------------------------------------------------------------------------------------
  Class C                                                     (1,206,490)           (453,684)         (229,877)           (73,899)
---------------------------------------------------------------------------------------------------------------------------------
  Class R                                                        (95,968)            (24,752)          (19,475)            (3,915)
---------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                               (201)               (710)             (491)              (491)
=================================================================================================================================
    Total distributions from net realized gains               (8,694,780)         (2,427,527)       (1,727,550)          (326,100)
=================================================================================================================================
    Decrease in net assets resulting from distributions      (18,159,774)         (4,727,894)       (4,829,054)        (1,158,291)
=================================================================================================================================
Share transactions-net:
  Class A                                                    225,281,895          87,842,706        62,115,787         12,607,652
---------------------------------------------------------------------------------------------------------------------------------
  Class B                                                     16,875,875          31,284,150         3,203,250          3,759,618
---------------------------------------------------------------------------------------------------------------------------------
  Class C                                                     26,129,286          27,864,794         5,600,512          5,721,903
---------------------------------------------------------------------------------------------------------------------------------
  Class R                                                      3,114,974           1,848,525           865,609            337,855
---------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            (58,532)              1,621           (28,540)             1,981
=================================================================================================================================
    Net increase in net assets resulting from share
      transactions                                           271,343,498         148,841,796        71,756,618         22,429,009
=================================================================================================================================
    Net increase in net assets                               276,752,612         164,144,408        71,124,123         23,531,696
=================================================================================================================================

NET ASSETS:

  Beginning of year                                          227,126,845          62,982,437        39,014,575         15,482,879
=================================================================================================================================
  End of year*                                              $503,879,457        $227,126,845      $110,138,698        $39,014,575
=================================================================================================================================
  * Includes accumulated undistributed net investment
    income                                                  $    283,708        $     55,548      $    279,361        $    (3,891)
_________________________________________________________________________________________________________________________________
=================================================================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Allocation Funds

NOTES TO FINANCIAL STATEMENTS

December 31, 2007

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Growth Series (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seventeen separate series portfolios (each constituting a "Fund"), each authorized to issue an unlimited number of shares of beneficial interest. The Funds covered in this report are AIM Conservative Allocation Fund, AIM Growth Allocation Fund, AIM Moderate Allocation Fund, AIM Moderate Growth Allocation Fund, and AIM Moderately Conservative Allocation Fund (collectively, the "Funds"). Each Fund currently offers multiple classes of shares. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. The assets, liabilities and operations of each Fund are accounted for separately. Information presented in these financial statements pertains only to the Funds.

    The investment objectives of the Funds are: to provide total return consistent with a lower level of risk relative to the broad stock market for AIM Conservative Allocation Fund and AIM Moderately Conservative Allocation Fund, to provide long-term growth of capital consistent with a higher level of risk relative to the broad stock market for AIM Growth Allocation Fund and AIM Moderate Growth Allocation Fund, and to provide total return consistent with a moderate level of risk relative to the broad stock market. Each Fund is a "fund of funds", in that it invests in the Institutional Class of other mutual Funds ("underlying funds") advised by A I M Advisor, Inc ("AIM"). AIM may change the Fund's asset class allocations, the underlying funds or target weightings in the underlying funds without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund's accounting policies are outlined in the underlying fund's financial statements and are available upon request.

A. SECURITY VALUATIONS -- Investments in underlying funds are valued at the end of the day net asset value per share.

       Securities in the underlying funds, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

       Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

AIM Allocation Funds


       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

       Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity.

       The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from income from underlying funds, if any, are recorded as ordinary income and short-term gains on ex-dividend date. Distributions from net realized capital gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date. Interest income is recorded on the accrual basis from settlement date.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Funds may elect to treat a portion of the proceeds from redemptions as distributions for federal tax purposes.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

D. FEDERAL INCOME TAXES -- The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Funds' taxable earnings to shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

       Each Fund files tax returns in the U.S. federal jurisdiction and certain other jurisdictions. Generally each Fund is subject to examinations by such taxing authorities for up to three years after the tax period.

E. EXPENSES -- Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the underlying funds. The effects of the underlying funds expenses are included in earnings from the investments in the underlying funds.

       Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

G. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. Each Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against such Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with AIM. Under the terms of the investment advisory agreement, the Funds do not pay an advisory fee. However, each Fund pays advisory fees to AIM indirectly as a shareholder of the underlying funds.

    Through at least June 30, 2008, AIM has contractually agreed to reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below which includes 12b-1 plan payments) as a percentage of average daily net assets of Class A, Class B, Class C, Class R and Institutional Class shares for each Fund as follows:

AIM Conservative Allocation Fund                              0.23%
-------------------------------------------------------------------
AIM Growth Allocation Fund                                    0.21%
-------------------------------------------------------------------
AIM Moderate Allocation Fund                                  0.12%
-------------------------------------------------------------------
AIM Moderate Growth Allocation Fund                           0.12%
-------------------------------------------------------------------
AIM Moderately Conservative Allocation Fund                   0.14%
 __________________________________________________________________
===================================================================


In determining the advisor's obligation to reimburse expenses, the following expenses are not taken into account, and will cause other expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Funds have incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement with Invesco Ltd. ("Invesco") described more fully below, the expense offset arrangements from which the Funds may benefit are in the form of credits that the Funds receive from banks where the Funds or its transfer agent have deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Funds.

AIM Allocation Funds


    For the year ended December 31, 2007, AIM reimbursed expenses of:

                                                                                                             INSTITUTIONAL
                                                              CLASS A     CLASS B     CLASS C     CLASS R        CLASS
--------------------------------------------------------------------------------------------------------------------------
AIM Conservative Allocation Fund                              $101,387    $31,924     $31,688     $7,482          $--
--------------------------------------------------------------------------------------------------------------------------
AIM Growth Allocation Fund                                    383,504     115,822      85,547     10,232           --
--------------------------------------------------------------------------------------------------------------------------
AIM Moderate Allocation Fund                                  506,597     187,224     159,104     20,840           --
--------------------------------------------------------------------------------------------------------------------------
AIM Moderate Growth Allocation Fund                           479,649     107,415      97,598      6,870            7
--------------------------------------------------------------------------------------------------------------------------
AIM Moderately Conservative Allocation Fund                   176,851      27,152      34,522      4,454           57
__________________________________________________________________________________________________________________________
==========================================================================================================================


    The Trust has entered into a master administrative services agreement with AIM pursuant to which each Fund has agreed to pay AIM for certain administrative costs incurred in providing accounting services to such Fund. For the year ended December 31, 2007, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

    At the request of the Trustees of the Trust, Invesco Ltd. ("Invesco") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations.

    For the year ended December 31, 2007, Invesco reimbursed expenses of:

AIM Conservative Allocation Fund                                $  434
----------------------------------------------------------------------
AIM Growth Allocation Fund                                       3,537
----------------------------------------------------------------------
AIM Moderate Allocation Fund                                     3,151
----------------------------------------------------------------------
AIM Moderate Growth Allocation Fund                              1,651
----------------------------------------------------------------------
AIM Moderately Conservative Allocation Fund                        214
______________________________________________________________________
======================================================================


    The Trust has entered into a transfer agency and service agreement with AIM Investment Services, Inc. ("AIS") pursuant to which each Fund has agreed to pay AIS a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course of providing such services. AIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by AIS to intermediaries that provide omnibus account services or sub-accounting are charged back to each Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended December 31, 2007, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of each Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). Each Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority ("FINRA"), formerly known as National Association of Securities Dealers, impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of each Fund. For the year ended December 31, 2007, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") are not recorded as expenses of the Funds. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Funds. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2007, ADI advised the Funds that ADI retained the following in front-end sales commissions from the sale of Class A shares:

AIM Conservative Allocation Fund                                $ 45,860
------------------------------------------------------------------------
AIM Growth Allocation Fund                                       391,168
------------------------------------------------------------------------
AIM Moderate Allocation Fund                                     323,738
------------------------------------------------------------------------
AIM Moderate Growth Allocation Fund                              282,131
------------------------------------------------------------------------
AIM Moderately Conservative Allocation Fund                       47,756
________________________________________________________________________
========================================================================

AIM Allocation Funds


    ADI advised the Funds that ADI retained the following in CDSC imposed on redemptions by shareholders:

                                                              CLASS A    CLASS B     CLASS C    CLASS R
-------------------------------------------------------------------------------------------------------
AIM Conservative Allocation Fund                              $   37     $33,264     $8,754     $   --
-------------------------------------------------------------------------------------------------------
AIM Growth Allocation Fund                                       351     154,942     18,596         --
-------------------------------------------------------------------------------------------------------
AIM Moderate Allocation Fund                                   6,809     162,986     20,192         --
-------------------------------------------------------------------------------------------------------
AIM Moderate Growth Allocation Fund                            5,883      67,640     20,436         --
-------------------------------------------------------------------------------------------------------
AIM Moderately Conservative Allocation Fund                       12      14,757      3,144         --
_______________________________________________________________________________________________________
=======================================================================================================


    The underlying funds pay no distribution fees and the Fund's pays no sales loads or other similar compensation to ADI for acquiring underlying fund shares.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

NOTE 3--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2007, the Funds received credits from these arrangements, which resulted in the reduction of the Funds' total expenses of:

                                                              TRANSFER AGENT    CUSTODIAN
                                                                 CREDITS         CREDITS
-----------------------------------------------------------------------------------------
AIM Conservative Allocation Fund                                 $ 4,973         $1,070
-----------------------------------------------------------------------------------------
AIM Growth Allocation Fund                                        41,055            333
-----------------------------------------------------------------------------------------
AIM Moderate Allocation Fund                                      35,787            326
-----------------------------------------------------------------------------------------
AIM Moderate Growth Allocation Fund                               19,417            390
-----------------------------------------------------------------------------------------
AIM Moderately Conservative Allocation Fund                        2,536             --
_________________________________________________________________________________________
=========================================================================================

NOTE 4--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by each Fund to pay remuneration to certain Trustees and Officers of such Fund. Trustees have the option to defer compensation payable by the Funds, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by each Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by each Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Funds.

    During the year ended December 31, 2007, the Funds paid legal fees for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees as shown below. A member of that firm is a Trustee of the Trust.

                                                                LEGAL FEES
--------------------------------------------------------------------------
AIM Conservative Allocation Fund                                  $3,813
--------------------------------------------------------------------------
AIM Growth Allocation Fund                                         5,215
--------------------------------------------------------------------------
AIM Moderate Allocation Fund                                       5,536
--------------------------------------------------------------------------
AIM Moderate Growth Allocation Fund                                4,523
--------------------------------------------------------------------------
AIM Moderately Conservative Allocation Fund                        3,705
__________________________________________________________________________
==========================================================================

NOTE 5--BORROWINGS

The Funds is a party to an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM, which are parties to the credit facility, can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2007, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

AIM Allocation Funds


    Additionally, the Funds are permitted to temporarily carry a negative or overdrawn balance in their account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the contractually agreed upon rate.

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:


The tax character of distributions paid during the years ended December 31, 2007 and 2006 was as follows:

                                                          2007                                           2006
                                       -------------------------------------------    -------------------------------------------
                                                       LONG-TERM                                      LONG-TERM
                                        ORDINARY        CAPITAL          TOTAL         ORDINARY        CAPITAL          TOTAL
                                         INCOME          GAIN        DISTRIBUTIONS      INCOME          GAIN        DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------------------
AIM Conservative Allocation Fund       $ 4,324,110    $2,089,557      $ 6,413,667     $ 2,353,063    $1,198,547      $ 3,551,610
---------------------------------------------------------------------------------------------------------------------------------
AIM Growth Allocation Fund               8,582,898    18,098,844       26,681,742       1,967,993    13,031,519       14,999,512
---------------------------------------------------------------------------------------------------------------------------------
AIM Moderate Allocation Fund            20,515,342    21,891,158       42,406,500      11,000,325    15,139,336       26,139,661
---------------------------------------------------------------------------------------------------------------------------------
AIM Moderate Growth Allocation Fund      9,509,150     8,650,623       18,159,773       2,922,663     1,805,232        4,727,895
---------------------------------------------------------------------------------------------------------------------------------
AIM Moderately Conservative
  Allocation Fund                        3,145,370     1,683,684        4,829,054         933,433       224,858        1,158,291
_________________________________________________________________________________________________________________________________
=================================================================================================================================


TAX COMPONENTS OF NET ASSETS:


As of December 31, 2007, the components of net assets on a tax basis were as follows:

                                                                   NET UNREALIZED
                                UNDISTRIBUTED    UNDISTRIBUTED      APPRECIATION       TEMPORARY      SHARES OF
                                  ORDINARY         LONG-TERM      (DEPRECIATION) -     BOOK/TAX       BENEFICIAL        TOTAL
                                   INCOME            GAIN           INVESTMENTS       DIFFERENCES      INTEREST       NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------
AIM Conservative Allocation
  Fund                            $130,193        $ 1,076,099       $  (258,420)       $(12,822)     $120,812,676    $121,747,726
---------------------------------------------------------------------------------------------------------------------------------
AIM Growth Allocation Fund         345,579         31,367,909        43,016,471         (26,416)      656,976,618     731,680,161
---------------------------------------------------------------------------------------------------------------------------------
AIM Moderate Allocation Fund       984,870         18,890,302        37,486,668         (33,043)      724,916,417     782,245,214
---------------------------------------------------------------------------------------------------------------------------------
AIM Moderate Growth Allocation
  Fund                             299,746         16,024,968         6,805,661         (14,527)      480,763,609     503,879,457
---------------------------------------------------------------------------------------------------------------------------------
AIM Moderately Conservative
  Allocation Fund                  292,300            997,965          (568,214)         (8,004)      109,424,651     110,138,698
_________________________________________________________________________________________________________________________________
=================================================================================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Funds net unrealized appreciation (depreciation) differences are attributable primarily to losses on wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Funds temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    The Funds do not have a capital loss carryforward as of December 31, 2007.

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by each Fund during the year ended December 31, 2007 were as follows:

                                                                      PURCHASES                      SALES
--------------------------------------------------------------------------------------------------------------------
AIM Conservative Allocation Fund                                    $ 52,581,717                  $21,598,857
--------------------------------------------------------------------------------------------------------------------
AIM Growth Allocation Fund                                           318,265,081                   29,324,123
--------------------------------------------------------------------------------------------------------------------
AIM Moderate Allocation Fund                                         231,364,766                   41,151,439
--------------------------------------------------------------------------------------------------------------------
AIM Moderate Growth Allocation Fund                                  289,303,888                    9,443,555
--------------------------------------------------------------------------------------------------------------------
AIM Moderately Conservative Allocation Fund                           79,180,397                    7,083,664
____________________________________________________________________________________________________________________
====================================================================================================================

AIM Allocation Funds


    At December 31, 2007, the aggregate cost and the net unrealized appreciation (depreciation) of investments for tax purposes are as follows:

                                                                                                                NET UNREALIZED
                                                              FEDERAL TAX      UNREALIZED       UNREALIZED       APPRECIATION
                                                                  COST        APPRECIATION    (DEPRECIATION)    (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------
AIM Conservative Allocation Fund                              $122,150,384    $ 2,150,906      $ (2,409,326)     $  (258,420)
------------------------------------------------------------------------------------------------------------------------------
AIM Growth Allocation Fund                                    689,131,060      58,588,677       (15,572,205)      43,016,472
------------------------------------------------------------------------------------------------------------------------------
AIM Moderate Allocation Fund                                  745,520,679      47,128,873        (9,642,205)      37,486,668
------------------------------------------------------------------------------------------------------------------------------
AIM Moderate Growth Allocation Fund                           497,177,433      21,854,613       (15,048,952)       6,805,661
------------------------------------------------------------------------------------------------------------------------------
AIM Moderately Conservative Allocation Fund                   110,851,546       1,831,783        (2,399,997)        (568,214)
______________________________________________________________________________________________________________________________
==============================================================================================================================

NOTE 8--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A, Class B, Class C, Class R and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to a CDSC. Class B shares and Class C shares are sold with a CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class R shares are subject to a CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.

AIM CONSERVATIVE ALLOCATION FUND

                                            CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                                       2007(A)                         2006
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      4,701,629    $ 51,516,142     1,847,610    $ 19,665,071
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        627,681       6,793,367       721,918       7,614,177
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        954,471      10,394,277     1,075,055      11,324,656
----------------------------------------------------------------------------------------------------------------------
  Class R                                                        198,445       2,171,739       195,366       2,092,060
----------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            228,461       2,562,014            --              --
======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        363,910       3,817,452       170,266       1,813,364
----------------------------------------------------------------------------------------------------------------------
  Class B                                                         81,356         848,548        62,516         662,676
----------------------------------------------------------------------------------------------------------------------
  Class C                                                         94,324         983,757        62,097         657,604
----------------------------------------------------------------------------------------------------------------------
  Class R                                                         24,992         261,416        16,098         170,964
----------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             11,912         125,192           493           5,267
======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        221,709       2,402,405       102,688       1,093,997
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (223,433)     (2,402,405)     (103,463)     (1,093,997)
======================================================================================================================
Reacquired:
  Class A                                                     (2,388,778)    (26,158,221)   (1,386,910)    (14,771,004)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (532,433)     (5,778,447)     (510,224)     (5,383,635)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (660,678)     (7,178,019)     (719,844)     (7,580,362)
----------------------------------------------------------------------------------------------------------------------
  Class R                                                       (158,109)     (1,717,868)     (162,607)     (1,752,550)
----------------------------------------------------------------------------------------------------------------------
  Institutional Class                                           (250,216)     (2,663,405)           --              --
======================================================================================================================
                                                               3,295,243    $ 35,977,944     1,371,059    $ 14,518,288
______________________________________________________________________________________________________________________
======================================================================================================================

(a) There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and it owns 7% of the outstanding shares of the Fund. ADI has an agreement with this entity to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are owned beneficially.
       In addition, 18% of the outstanding shares of the Fund are owned by affiliated entities. These affiliated entities are other investment products that are also advised by AIM or an investment advisor under common control with AIM.

AIM Allocation Funds

AIM GROWTH ALLOCATION FUND


                                            CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                                       2007(a)                         2006
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                     19,142,362    $274,937,740     8,524,143    $111,811,344
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      2,821,441      40,448,466     3,511,967      45,631,101
----------------------------------------------------------------------------------------------------------------------
  Class C                                                      2,657,398      38,199,447     3,159,352      40,962,257
----------------------------------------------------------------------------------------------------------------------
  Class R                                                        456,877       6,636,932       346,999       4,546,359
----------------------------------------------------------------------------------------------------------------------
  Institutional Class                                              8,665         126,671            --              --
======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                      1,317,636      18,367,626       632,662       8,686,353
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        294,407       4,074,532       243,586       3,322,504
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        233,564       3,229,384       166,875       2,276,188
----------------------------------------------------------------------------------------------------------------------
  Class R                                                         32,329         449,688        24,036         329,296
----------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                289           4,047           417           5,733
======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        714,866      10,425,005       377,845       4,947,083
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (722,234)    (10,425,005)     (381,085)     (4,947,083)
======================================================================================================================
Reacquired:
  Class A                                                     (4,872,891)    (72,018,848)   (2,385,952)    (31,361,880)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,284,388)    (18,492,799)     (923,067)    (11,978,113)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                     (1,135,346)    (16,381,739)   (1,011,159)    (13,049,361)
----------------------------------------------------------------------------------------------------------------------
  Class R                                                       (328,318)     (4,768,164)     (184,433)     (2,413,857)
----------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            (12,816)       (194,205)           --              --
======================================================================================================================
                                                              19,323,841    $274,618,778    12,102,186    $158,767,924
______________________________________________________________________________________________________________________
======================================================================================================================

(a) 19% of the outstanding shares of the Fund are owned by affiliated entities. These affiliated entities are other investment products that are also advised by AIM or an investment advisor under common control with AIM.

AIM Allocation Funds

AIM MODERATE ALLOCATION FUND


                                              CHANGES IN SHARES OUTSTANDING
-------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------------
                                                                         2007(a)                          2006
                                                              -----------------------------    --------------------------
                                                                 SHARES           AMOUNT         SHARES         AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                        14,863,957    $189,608,287     9,144,545    $109,839,654
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                         3,040,515      38,727,508     3,903,812      46,520,580
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                         3,231,435      41,101,588     3,894,252      46,477,303
-------------------------------------------------------------------------------------------------------------------------
  Class R                                                           618,550       7,923,366       473,024       5,670,741
-------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                    --              --             2              24
=========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                         2,105,291      25,663,296     1,167,138      14,273,997
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                           620,917       7,524,510       473,694       5,764,851
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                           563,570       6,830,042       372,731       4,532,399
-------------------------------------------------------------------------------------------------------------------------
  Class R                                                            83,749       1,019,223        54,700         667,884
-------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                    59             708           628           7,705
=========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                         1,309,372      16,780,750       869,807      10,445,866
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                        (1,320,759)    (16,780,750)     (876,653)    (10,445,866)
=========================================================================================================================
Reacquired:
  Class A                                                        (6,008,823)    (77,202,753)   (3,815,468)    (45,946,851)
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                        (1,771,007)    (22,529,940)   (1,692,971)    (20,191,608)
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                        (1,738,060)    (22,111,691)   (1,625,558)    (19,347,715)
-------------------------------------------------------------------------------------------------------------------------
  Class R                                                          (386,398)     (4,946,192)     (175,223)     (2,104,088)
-------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            (11,801.57)       (154,631)         (143)         (1,740)
=========================================================================================================================
                                                              15,200,566.43    $191,453,321    12,168,317    $146,163,136
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a) There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and it owns 7% of the outstanding shares of the Fund. ADI has an agreement with this entity to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are owned beneficially.

()       In addition, 7% of the outstanding shares of the Fund are owned by affiliated entities. These affiliated entities are other investment products that are also advised by AIM or an investment advisor under common control with AIM.

AIM Allocation Funds

AIM MODERATE GROWTH ALLOCATION FUND


                                            CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                                       2007(a)                         2006
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                     18,007,457    $238,631,685     7,860,002    $ 95,196,771
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      2,141,964      28,363,240     3,022,022      36,196,627
----------------------------------------------------------------------------------------------------------------------
  Class C                                                      2,528,182      33,500,611     2,723,949      32,790,090
----------------------------------------------------------------------------------------------------------------------
  Class R                                                        298,566       4,031,967       159,518       1,916,225
----------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                 --              --             2              25
======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                      1,025,387      13,268,548       224,927       2,863,322
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        171,081       2,200,088        73,502         930,535
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        165,961       2,132,534        57,989         733,383
----------------------------------------------------------------------------------------------------------------------
  Class R                                                         15,416         198,717         3,881          49,231
----------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                 36             468           127           1,620
======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        405,378       5,438,094       184,803       2,236,055
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (408,989)     (5,438,094)     (185,940)     (2,236,055)
======================================================================================================================
Reacquired:
  Class A                                                     (2,369,948)    (32,056,432)   (1,021,982)    (12,453,442)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (620,146)     (8,249,359)     (299,773)     (3,606,957)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (710,582)     (9,503,859)     (473,172)     (5,658,679)
----------------------------------------------------------------------------------------------------------------------
  Class R                                                        (82,956)     (1,115,710)       (9,678)       (116,931)
----------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             (4,291)        (59,000)           (2)            (24)
======================================================================================================================
                                                              20,562,516    $271,343,498    12,320,175    $148,841,796
______________________________________________________________________________________________________________________
======================================================================================================================

(a) 30% of the outstanding shares of the Fund are owned by affiliated entities. These affiliated entities are other investment products that are also advised by AIM.

AIM Allocation Funds

AIM MODERATELY CONSERVATIVE ALLOCATION FUND


                                          CHANGES IN SHARES OUTSTANDING
------------------------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------
                                                                      2007(a)                       2006
                                                              ------------------------    ------------------------
                                                               SHARES        AMOUNT        SHARES        AMOUNT
------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                     5,729,536    $65,618,780    1,305,156    $14,213,405
------------------------------------------------------------------------------------------------------------------
  Class B                                                       510,423      5,820,590      461,426      4,974,879
------------------------------------------------------------------------------------------------------------------
  Class C                                                       685,102      7,800,557      612,569      6,643,652
------------------------------------------------------------------------------------------------------------------
  Class R                                                       266,416      3,087,568       31,941        347,082
------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             1,719         19,981            2             22
==================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                       332,695      3,702,895       59,227        657,369
------------------------------------------------------------------------------------------------------------------
  Class B                                                        37,142        410,787       17,969        198,403
------------------------------------------------------------------------------------------------------------------
  Class C                                                        50,177        555,456       20,761        229,210
------------------------------------------------------------------------------------------------------------------
  Class R                                                         4,572         50,800        1,096         12,151
------------------------------------------------------------------------------------------------------------------
  Institutional Class                                               132          1,479          179          1,981
==================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        76,282        875,190       44,766        487,889
------------------------------------------------------------------------------------------------------------------
  Class B                                                       (76,968)      (875,190)     (45,066)      (487,889)
==================================================================================================================
Reacquired:
  Class A                                                      (701,012)    (8,081,078)    (251,601)    (2,751,011)
------------------------------------------------------------------------------------------------------------------
  Class B                                                      (188,927)    (2,152,937)     (85,824)      (925,775)
------------------------------------------------------------------------------------------------------------------
  Class C                                                      (241,628)    (2,755,501)    (106,329)    (1,150,959)
------------------------------------------------------------------------------------------------------------------
  Class R                                                      (191,176)    (2,272,759)      (1,992)       (21,378)
------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            (4,299)       (50,000)          (2)           (22)
==================================================================================================================
                                                              6,290,186    $71,756,618    2,064,278    $22,429,009
__________________________________________________________________________________________________________________
==================================================================================================================

(a) 45% of the outstanding shares of the Fund are owned by affiliated entities. These affiliated entities are other investment products that are also advised by AIM.

NOTE 9--SIGNIFICANT EVENT

At a meeting held on December 13, 2007, the Board of Trustees of Trust approved certain proposals to be presented for shareholder approval at a special meeting of the shareholders of the Trust intended to be held on February 29, 2008 (the "Special Meeting"). At the Special Meeting, shareholders of record as of the close of business on November 30, 2007, are entitled to vote their respective shares on several proposals that including, among others the following proposal(s).

    New proposed sub-advisory agreement between A I M Advisors, Inc. ("AIM") and each of AIM Funds Management Inc., Invesco Asset Management Deutschland, GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc. and Invesco Senior Secured Management, Inc. (collectively, the "Affiliated Sub-Advisers") (the "New Sub-advisory Arrangements"). This proposal is intended to benefit the Fund and its shareholders by permitting AIM to utilize the additional resources and talent of these affiliated sub-advisers in managing the Fund. Because AIM would pay all of the sub-advisory fees of the sub-advisers, the new sub-advisory arrangements would not affect the fees the Fund pays pursuant to the advisory agreement. If approved by shareholders, the New Sub-advisory Arrangements are expected to become effective on or about May 1, 2008.

AIM Allocation Funds


NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of each Fund outstanding throughout the periods indicated.

AIM CONSERVATIVE ALLOCATION FUND

                                                                                      CLASS A
                                                              -------------------------------------------------------
                                                                         YEAR ENDED                 APRIL 30, 2004
                                                                        DECEMBER 31,              (COMMENCEMENT DATE)
                                                              --------------------------------      TO DECEMBER 31,
                                                               2007          2006       2005             2004
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 10.64       $ 10.41    $ 10.32          $ 10.00
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.46(a)       0.35(a)    0.25(a)          0.06
---------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         0.05          0.36       0.11             0.36
=====================================================================================================================
    Total from investment operations                             0.51          0.71       0.36             0.42
=====================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.40)        (0.33)     (0.21)           (0.10)
---------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.20)        (0.15)     (0.06)           (0.00)
=====================================================================================================================
    Total distributions                                         (0.60)        (0.48)     (0.27)           (0.10)
=====================================================================================================================
Net asset value, end of period                                $ 10.55       $ 10.64    $ 10.41          $ 10.32
_____________________________________________________________________________________________________________________
=====================================================================================================================
Total return(b)                                                  4.79%         6.84%      3.44%            4.19%
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $74,783       $44,595    $35,981          $20,124
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 0.49%(c)      0.49%      0.50%            0.55%(d)
---------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              0.65%(c)      0.72%      0.91%            1.41%(d)
=====================================================================================================================
Estimated acquired fund fees from underlying funds(e)            0.62%         0.61%      0.60%            0.63%
=====================================================================================================================
Ratio of net investment income to average net assets             4.18%(c)      3.32%      2.36%            1.74%(d)
_____________________________________________________________________________________________________________________
=====================================================================================================================
Portfolio turnover rate(f)                                         22%           34%        24%               9%
_____________________________________________________________________________________________________________________
=====================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $64,514,185.
(d)  Annualized.
(e) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return.
(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM Allocation Funds

AIM CONSERVATIVE ALLOCATION FUND

                                                                                      CLASS B
                                                              -------------------------------------------------------
                                                                         YEAR ENDED                 APRIL 30, 2004
                                                                        DECEMBER 31,              (COMMENCEMENT DATE)
                                                              --------------------------------      TO DECEMBER 31,
                                                               2007          2006       2005             2004
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 10.59       $ 10.36    $ 10.28          $ 10.00
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.37(a)       0.27(a)    0.17(a)          0.04
---------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         0.04          0.37       0.11             0.32
=====================================================================================================================
    Total from investment operations                             0.41          0.64       0.28             0.36
=====================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.32)        (0.26)     (0.14)           (0.08)
---------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.20)        (0.15)     (0.06)           (0.00)
=====================================================================================================================
    Total distributions                                         (0.52)        (0.41)     (0.20)           (0.08)
=====================================================================================================================
Net asset value, end of period                                $ 10.48       $ 10.59    $ 10.36          $ 10.28
_____________________________________________________________________________________________________________________
=====================================================================================================================
Total return(b)                                                  3.88%         6.14%      2.76%            3.59%
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $19,796       $20,482    $18,281          $10,436
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.24%(c)      1.24%      1.20%            1.20%(d)
---------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.40%(c)      1.47%      1.61%            2.06%(d)
=====================================================================================================================
Estimated acquired fund fees from underlying funds(e)            0.62%         0.61%      0.60%            0.63%
=====================================================================================================================
Ratio of net investment income to average net assets             3.43%(c)      2.57%      1.66%            1.09%(d)
_____________________________________________________________________________________________________________________
=====================================================================================================================
Portfolio turnover rate(f)                                         22%           34%        24%               9%
_____________________________________________________________________________________________________________________
=====================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $20,313,826.
(d)  Annualized.
(e) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return.
(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM Allocation Funds

AIM CONSERVATIVE ALLOCATION FUND

                                                                                      CLASS C
                                                              -------------------------------------------------------
                                                                         YEAR ENDED                 APRIL 30, 2004
                                                                        DECEMBER 31,              (COMMENCEMENT DATE)
                                                              --------------------------------      TO DECEMBER 31,
                                                               2007          2006       2005             2004
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 10.58       $ 10.36    $ 10.28          $ 10.00
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.37(a)       0.27(a)    0.17(a)          0.04
---------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         0.05          0.36       0.11             0.32
=====================================================================================================================
    Total from investment operations                             0.42          0.63       0.28             0.36
=====================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.32)        (0.26)     (0.14)           (0.08)
---------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.20)        (0.15)     (0.06)           (0.00)
=====================================================================================================================
    Total distributions                                         (0.52)        (0.41)     (0.20)           (0.08)
=====================================================================================================================
Net asset value, end of period                                $ 10.48       $ 10.58    $ 10.36          $ 10.28
_____________________________________________________________________________________________________________________
=====================================================================================================================
Total return(b)                                                  3.98%         6.04%      2.76%            3.59%
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $22,327       $18,436    $13,726          $11,751
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.24%(c)      1.24%      1.20%            1.20%(d)
---------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.40%(c)      1.47%      1.61%            2.06%(d)
=====================================================================================================================
Estimated acquired fund fees from underlying funds(e)            0.62%         0.61%      0.60%            0.63%
=====================================================================================================================
Ratio of net investment income to average net assets             3.43%(c)      2.57%      1.66%            1.09%(d)
_____________________________________________________________________________________________________________________
=====================================================================================================================
Portfolio turnover rate(f)                                         22%           34%        24%               9%
_____________________________________________________________________________________________________________________
=====================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $20,163,210.
(d)  Annualized.
(e) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return.
(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM Allocation Funds

AIM CONSERVATIVE ALLOCATION FUND

                                                                                    CLASS R
                                                              ----------------------------------------------------
                                                                       YEAR ENDED                APRIL 30, 2004
                                                                      DECEMBER 31,             (COMMENCEMENT DATE)
                                                              -----------------------------      TO DECEMBER 31,
                                                               2007         2006      2005            2004
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $10.62       $10.39    $10.31          $10.00
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.43(a)      0.33(a)   0.22(a)         0.06
------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)        0.04         0.36      0.11            0.34
==================================================================================================================
    Total from investment operations                            0.47         0.69      0.33            0.40
==================================================================================================================
Less distributions:
  Dividends from net investment income                         (0.37)       (0.31)    (0.19)          (0.09)
------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        (0.20)       (0.15)    (0.06)          (0.00)
==================================================================================================================
    Total distributions                                        (0.57)       (0.46)    (0.25)          (0.09)
==================================================================================================================
Net asset value, end of period                                $10.52       $10.62    $10.39          $10.31
__________________________________________________________________________________________________________________
==================================================================================================================
Total return(b)                                                 4.46%        6.60%     3.18%           4.05%
__________________________________________________________________________________________________________________
==================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $4,831       $4,182    $3,584          $1,584
__________________________________________________________________________________________________________________
==================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                0.74%(c)     0.74%     0.70%           0.70%(d)
------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements             0.90%(c)     0.97%     1.11%           1.56%(d)
==================================================================================================================
Estimated acquired fund fees from underlying funds(e)           0.62%        0.61%     0.60%           0.63%
==================================================================================================================
Ratio of net investment income to average net assets            3.93%(c)     3.07%     2.16%           1.59%(d)
__________________________________________________________________________________________________________________
==================================================================================================================
Portfolio turnover rate(f)                                        22%          34%       24%              9%
__________________________________________________________________________________________________________________
==================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $4,761,054.
(d)  Annualized.
(e) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return.
(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM Allocation Funds

AIM CONSERVATIVE ALLOCATION FUND

                                                                              INSTITUTIONAL CLASS
                                                              ----------------------------------------------------
                                                                       YEAR ENDED                APRIL 30, 2004
                                                                      DECEMBER 31,             (COMMENCEMENT DATE)
                                                              -----------------------------      TO DECEMBER 31,
                                                               2007         2006      2005            2004
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $10.66       $10.42    $10.32          $10.00
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.50(a)      0.38(a)   0.28(a)         0.14
------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                (0.05)        0.37      0.11            0.29
==================================================================================================================
    Total from investment operations                            0.45         0.75      0.39            0.43
==================================================================================================================
Less distributions:
  Dividends from net investment income                         (0.43)       (0.36)    (0.23)          (0.11)
------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        (0.20)       (0.15)    (0.06)          (0.00)
==================================================================================================================
    Total distributions                                        (0.63)       (0.51)    (0.29)          (0.11)
==================================================================================================================
Net asset value, end of period                                $10.48       $10.66    $10.42          $10.32
__________________________________________________________________________________________________________________
==================================================================================================================
Total return(b)                                                 4.13%        7.16%     3.79%           4.31%
__________________________________________________________________________________________________________________
==================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $   11       $  116    $  108          $  104
__________________________________________________________________________________________________________________
==================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                0.21%(c)     0.23%     0.20%           0.20%(d)
------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements             0.21%(c)     0.31%     0.45%           0.96%(d)
==================================================================================================================
Estimated acquired fund fees from underlying funds(e)           0.62%        0.61%     0.60%           0.63%
==================================================================================================================
Ratio of net investment income to average net assets            4.45%(c)     3.57%     2.66%           2.09%(d)
__________________________________________________________________________________________________________________
==================================================================================================================
Portfolio turnover rate(f)                                        22%          34%       24%              9%
__________________________________________________________________________________________________________________
==================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $546,477.
(d)  Annualized.
(e) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return.
(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM Allocation Funds

AIM GROWTH ALLOCATION FUND

                                                                                       CLASS A
                                                              ----------------------------------------------------------
                                                                          YEAR ENDED                   APRIL 30, 2004
                                                                         DECEMBER 31,                (COMMENCEMENT DATE)
                                                              -----------------------------------      TO DECEMBER 31,
                                                                2007           2006        2005             2004
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  13.73       $  12.22    $  11.26          $ 10.00
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.22(a)        0.10        0.10(a)          0.03(a)
------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          0.83           1.93        1.05             1.28
========================================================================================================================
    Total from investment operations                              1.05           2.03        1.15             1.31
========================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.19)         (0.10)      (0.07)           (0.05)
------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.38)         (0.42)      (0.12)           (0.00)
========================================================================================================================
    Total distributions                                          (0.57)         (0.52)      (0.19)           (0.05)
========================================================================================================================
Net asset value, end of period                                $  14.21       $  13.73    $  12.22          $ 11.26
________________________________________________________________________________________________________________________
========================================================================================================================
Total return(b)                                                   7.75%         16.63%      10.24%           13.12%
________________________________________________________________________________________________________________________
========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $486,834       $246,635    $132,159          $39,368
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  0.47%(c)       0.47%       0.46%            0.52%(d)
------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               0.56%(c)       0.63%       0.75%            1.31%(d)
========================================================================================================================
Estimated acquired fund fees from underlying funds(e)             0.80%          0.83%       0.87%            0.96%
========================================================================================================================
Ratio of net investment income to average net assets              1.53%(c)       0.90%       0.89%            0.40%(d)
________________________________________________________________________________________________________________________
========================================================================================================================
Portfolio turnover rate(f)                                           5%            24%         14%               2%
________________________________________________________________________________________________________________________
========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $417,811,363.
(d)  Annualized.
(e) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return.
(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM Allocation Funds

AIM GROWTH ALLOCATION FUND

                                                                                       CLASS B
                                                              ---------------------------------------------------------
                                                                          YEAR ENDED                  APRIL 30, 2004
                                                                         DECEMBER 31,               (COMMENCEMENT DATE)
                                                              ----------------------------------      TO DECEMBER 31,
                                                                2007           2006       2005             2004
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  13.64       $  12.16    $ 11.23          $ 10.00
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    0.11(a)        0.02       0.02(a)         (0.02)(a)
-----------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          0.82           1.90       1.05             1.28
=======================================================================================================================
    Total from investment operations                              0.93           1.92       1.07             1.26
=======================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.09)         (0.02)     (0.02)           (0.03)
-----------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.38)         (0.42)     (0.12)           (0.00)
=======================================================================================================================
    Total distributions                                          (0.47)         (0.44)     (0.14)           (0.03)
=======================================================================================================================
Net asset value, end of period                                $  14.10       $  13.64    $ 12.16          $ 11.23
_______________________________________________________________________________________________________________________
=======================================================================================================================
Total return(b)                                                   6.89%         15.77%      9.49%           12.61%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $129,577       $110,172    $68,411          $22,384
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.22%(c)       1.22%      1.17%            1.17%(d)
-----------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.31%(c)       1.38%      1.46%            1.96%(d)
=======================================================================================================================
Estimated acquired fund fees from underlying funds(e)             0.80%          0.83%      0.87%            0.96%
=======================================================================================================================
Ratio of net investment income (loss) to average net assets       0.78%(c)       0.15%      0.18%           (0.25)%(d)
_______________________________________________________________________________________________________________________
=======================================================================================================================
Portfolio turnover rate(f)                                           5%            24%        14%               2%
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $126,183,787.
(d)  Annualized.
(e) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return.
(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM Allocation Funds

AIM GROWTH ALLOCATION FUND

                                                                                      CLASS C
                                                              --------------------------------------------------------
                                                                         YEAR ENDED                  APRIL 30, 2004
                                                                        DECEMBER 31,               (COMMENCEMENT DATE)
                                                              ---------------------------------      TO DECEMBER 31,
                                                                2007          2006       2005             2004
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  13.63       $ 12.15    $ 11.23          $ 10.00
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    0.11(a)       0.02       0.02(a)         (0.02)(a)
----------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          0.83          1.90       1.04             1.28
======================================================================================================================
    Total from investment operations                              0.94          1.92       1.06             1.26
======================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.09)        (0.02)     (0.02)           (0.03)
----------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.38)        (0.42)     (0.12)           (0.00)
======================================================================================================================
    Total distributions                                          (0.47)        (0.44)     (0.14)           (0.03)
======================================================================================================================
Net asset value, end of period                                $  14.10       $ 13.63    $ 12.15          $ 11.23
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(b)                                                   6.97%        15.78%      9.40%           12.61%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $102,941       $75,611    $39,271          $11,543
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.22%(c)      1.22%      1.17%            1.17%(d)
----------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.31%(c)      1.38%      1.46%            1.96%(d)
======================================================================================================================
Estimated acquired fund fees from underlying funds(e)             0.80%         0.83%      0.87%            0.96%
======================================================================================================================
Ratio of net investment income (loss) to average net assets       0.78%(c)      0.15%      0.18%           (0.25)%(d)
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate(f)                                           5%           24%        14%               2%
______________________________________________________________________________________________________________________
======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $93,200,493.
(d)  Annualized.
(e) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return.
(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM Allocation Funds

AIM GROWTH ALLOCATION FUND

                                                                                     CLASS R
                                                              -----------------------------------------------------
                                                                        YEAR ENDED                APRIL 30, 2004
                                                                       DECEMBER 31,             (COMMENCEMENT DATE)
                                                              ------------------------------      TO DECEMBER 31,
                                                               2007          2006      2005            2004
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 13.70       $12.20    $11.25          $10.00
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.19(a)      0.07      0.08(a)         0.02(a)
-------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         0.83         1.92      1.05            1.28
===================================================================================================================
    Total from investment operations                             1.02         1.99      1.13            1.30
===================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.16)       (0.07)    (0.06)          (0.05)
-------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.38)       (0.42)    (0.12)          (0.00)
===================================================================================================================
    Total distributions                                         (0.54)       (0.49)    (0.18)          (0.05)
===================================================================================================================
Net asset value, end of period                                $ 14.18       $13.70    $12.20          $11.25
___________________________________________________________________________________________________________________
===================================================================================================================
Total return(b)                                                  7.52%       16.34%    10.01%          12.98%
___________________________________________________________________________________________________________________
===================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $12,231       $9,617    $6,285          $1,342
___________________________________________________________________________________________________________________
===================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 0.72%(c)     0.72%     0.67%           0.67%(d)
-------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              0.81%(c)     0.88%     0.96%           1.46%(d)
===================================================================================================================
Estimated acquired fund fees from underlying funds(e)            0.80%        0.83%     0.87%           0.96%
===================================================================================================================
Ratio of net investment income to average net assets             1.28%(c)     0.65%     0.68%           0.25%(d)
___________________________________________________________________________________________________________________
===================================================================================================================
Portfolio turnover rate(f)                                          5%          24%       14%              2%
___________________________________________________________________________________________________________________
===================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $11,146,957.
(d)  Annualized.
(e) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return.
(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM Allocation Funds

AIM GROWTH ALLOCATION FUND

                                                                              INSTITUTIONAL CLASS
                                                              ----------------------------------------------------
                                                                       YEAR ENDED                APRIL 30, 2004
                                                                      DECEMBER 31,             (COMMENCEMENT DATE)
                                                              -----------------------------      TO DECEMBER 31,
                                                               2007         2006      2005            2004
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $13.77       $12.25    $11.28          $10.00
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.28(a)      0.16      0.14(a)         0.05(a)
------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)        0.82         1.92      1.05            1.29
==================================================================================================================
    Total from investment operations                            1.10         2.08      1.19            1.34
==================================================================================================================
Less distributions:
  Dividends from net investment income                         (0.24)       (0.14)    (0.10)          (0.06)
------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        (0.38)       (0.42)    (0.12)          (0.00)
==================================================================================================================
    Total distributions                                        (0.62)       (0.56)    (0.22)          (0.06)
==================================================================================================================
Net asset value, end of period                                $14.25       $13.77    $12.25          $11.28
__________________________________________________________________________________________________________________
==================================================================================================================
Total return(b)                                                 8.09%       16.98%    10.52%          13.44%
__________________________________________________________________________________________________________________
==================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $   97       $  147    $  125          $  113
__________________________________________________________________________________________________________________
==================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                0.08%(c)     0.12%     0.17%           0.17%(d)
------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements             0.08%(c)     0.12%     0.19%           0.75%(d)
==================================================================================================================
Estimated acquired fund fees from underlying funds(e)           0.80%        0.83%     0.87%           0.96%
==================================================================================================================
Ratio of net investment income to average net assets            1.91%(c)     1.24%     1.18%           0.75%(d)
__________________________________________________________________________________________________________________
==================================================================================================================
Portfolio turnover rate(f)                                         5%          24%       14%              2%
__________________________________________________________________________________________________________________
==================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $138,774.
(d)  Annualized.
(e) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return.
(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM Allocation Funds

AIM MODERATE ALLOCATION FUND

                                                                                       CLASS A
                                                              ----------------------------------------------------------
                                                                          YEAR ENDED                   APRIL 30, 2004
                                                                         DECEMBER 31,                (COMMENCEMENT DATE)
                                                              -----------------------------------      TO DECEMBER 31,
                                                                2007           2006        2005             2004
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  12.23       $  11.49    $  10.89          $ 10.00
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                        0.41           0.31        0.24             0.11
------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          0.45           1.04        0.57             0.87
========================================================================================================================
    Total from investment operations                              0.86           1.35        0.81             0.98
========================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.37)         (0.28)      (0.18)           (0.09)
------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.37)         (0.33)      (0.03)           (0.00)
========================================================================================================================
    Total distributions                                          (0.74)         (0.61)      (0.21)           (0.09)
========================================================================================================================
Net asset value, end of period                                $  12.35       $  12.23    $  11.49          $ 10.89
________________________________________________________________________________________________________________________
========================================================================================================================
Total return(b)                                                   7.14%         11.73%       7.47%            9.85%
________________________________________________________________________________________________________________________
========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $466,753       $312,300    $208,841          $71,431
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  0.38%(c)       0.38%       0.34%            0.40%(d)
------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               0.50%(c)       0.53%       0.62%            0.87%(d)
========================================================================================================================
Estimated acquired fund fees from underlying funds(e)             0.76%          0.80%       0.82%            0.92%
========================================================================================================================
Ratio of net investment income to average net assets              3.20%(c)       2.56%       2.19%            1.56%(d)
________________________________________________________________________________________________________________________
========================================================================================================================
Portfolio turnover rate(f)                                           6%            21%          2%               1%
________________________________________________________________________________________________________________________
========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $418,731,165.
(d)  Annualized.
(e) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return.
(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM Allocation Funds

AIM MODERATE ALLOCATION FUND

                                                                                       CLASS B
                                                              ----------------------------------------------------------
                                                                          YEAR ENDED                   APRIL 30, 2004
                                                                         DECEMBER 31,                (COMMENCEMENT DATE)
                                                              -----------------------------------      TO DECEMBER 31,
                                                                2007           2006        2005             2004
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  12.17       $  11.45    $  10.87          $ 10.00
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                        0.31           0.21        0.16             0.06
------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          0.44           1.03        0.57             0.88
========================================================================================================================
    Total from investment operations                              0.75           1.24        0.73             0.94
========================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.28)         (0.19)      (0.12)           (0.07)
------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.37)         (0.33)      (0.03)           (0.00)
========================================================================================================================
    Total distributions                                          (0.65)         (0.52)      (0.15)           (0.07)
========================================================================================================================
Net asset value, end of period                                $  12.27       $  12.17    $  11.45          $ 10.87
________________________________________________________________________________________________________________________
========================================================================================================================
Total return(b)                                                   6.24%         10.86%       6.75%            9.44%
________________________________________________________________________________________________________________________
========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $155,059       $146,751    $117,373          $45,846
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.13%(c)       1.13%       1.05%            1.05%(d)
------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.25%(c)       1.28%       1.33%            1.52%(d)
========================================================================================================================
Estimated acquired fund fees from underlying funds(e)             0.76%          0.80%       0.82%            0.92%
========================================================================================================================
Ratio of net investment income to average net assets              2.45%(c)       1.81%       1.48%            0.91%(d)
________________________________________________________________________________________________________________________
========================================================================================================================
Portfolio turnover rate(f)                                           6%            21%          2%               1%
________________________________________________________________________________________________________________________
========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $154,751,712.
(d)  Annualized.
(e) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return.
(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM Allocation Funds

AIM MODERATE ALLOCATION FUND

                                                                                       CLASS C
                                                              ---------------------------------------------------------
                                                                          YEAR ENDED                  APRIL 30, 2004
                                                                         DECEMBER 31,               (COMMENCEMENT DATE)
                                                              ----------------------------------      TO DECEMBER 31,
                                                                2007           2006       2005             2004
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  12.17       $  11.45    $ 10.87          $ 10.00
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                        0.31           0.21       0.16             0.06
-----------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          0.44           1.03       0.57             0.88
=======================================================================================================================
    Total from investment operations                              0.75           1.24       0.73             0.94
=======================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.28)         (0.19)     (0.12)           (0.07)
-----------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.37)         (0.33)     (0.03)           (0.00)
=======================================================================================================================
    Total distributions                                          (0.65)         (0.52)     (0.15)           (0.07)
=======================================================================================================================
Net asset value, end of period                                $  12.27       $  12.17    $ 11.45          $ 10.87
_______________________________________________________________________________________________________________________
=======================================================================================================================
Total return(b)                                                   6.24%         10.86%      6.75%            9.44%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $141,090       $114,828    $77,801          $27,339
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.13%(c)       1.13%      1.05%            1.05%(d)
-----------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.25%(c)       1.28%      1.33%            1.52%(d)
=======================================================================================================================
Estimated acquired fund fees from underlying funds(e)             0.76%          0.80%      0.82%            0.92%
=======================================================================================================================
Ratio of net investment income to average net assets              2.45%(c)       1.81%      1.48%            0.91%(d)
_______________________________________________________________________________________________________________________
=======================================================================================================================
Portfolio turnover rate(f)                                           6%            21%         2%               1%
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $131,508,591.
(d)  Annualized.
(e) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return.
(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM Allocation Funds

AIM MODERATE ALLOCATION FUND

                                                                                      CLASS R
                                                              -------------------------------------------------------
                                                                         YEAR ENDED                 APRIL 30, 2004
                                                                        DECEMBER 31,              (COMMENCEMENT DATE)
                                                              --------------------------------      TO DECEMBER 31,
                                                               2007          2006       2005             2004
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 12.21       $ 11.48    $ 10.89          $10.00
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                       0.38          0.28       0.22            0.10
---------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         0.45          1.03       0.57            0.88
=====================================================================================================================
    Total from investment operations                             0.83          1.31       0.79            0.98
=====================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.34)        (0.25)     (0.17)          (0.09)
---------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.37)        (0.33)     (0.03)          (0.00)
=====================================================================================================================
    Total distributions                                         (0.71)        (0.58)     (0.20)          (0.09)
=====================================================================================================================
Net asset value, end of period                                $ 12.33       $ 12.21    $ 11.48          $10.89
_____________________________________________________________________________________________________________________
=====================================================================================================================
Total return(b)                                                  6.90%        11.41%      7.21%           9.80%
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $19,332       $15,294    $10,332          $2,161
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 0.63%(c)      0.63%      0.55%           0.55%(d)
---------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              0.75%(c)      0.78%      0.83%           1.02%(d)
=====================================================================================================================
Estimated acquired fund fees from underlying funds(e)            0.76%         0.80%      0.82%           0.92%
=====================================================================================================================
Ratio of net investment income to average net assets             2.95%(c)      2.31%      1.98%           1.41%(d)
_____________________________________________________________________________________________________________________
=====================================================================================================================
Portfolio turnover rate(f)                                          6%           21%         2%              1%
_____________________________________________________________________________________________________________________
=====================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $17,225,593.
(d)  Annualized.
(e) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return.
(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM Allocation Funds

AIM MODERATE ALLOCATION FUND

                                                                              INSTITUTIONAL CLASS
                                                              ----------------------------------------------------
                                                                       YEAR ENDED                APRIL 30, 2004
                                                                      DECEMBER 31,             (COMMENCEMENT DATE)
                                                              -----------------------------      TO DECEMBER 31,
                                                               2007         2006      2005            2004
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $12.26       $11.52    $10.91          $10.00
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                      0.45         0.34      0.28            0.13
------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)        0.46         1.04      0.57            0.88
==================================================================================================================
    Total from investment operations                            0.91         1.38      0.85            1.01
==================================================================================================================
Less distributions:
  Dividends from net investment income                         (0.41)       (0.31)    (0.21)          (0.10)
------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        (0.37)       (0.33)    (0.03)          (0.00)
==================================================================================================================
    Total distributions                                        (0.78)       (0.64)    (0.24)          (0.10)
==================================================================================================================
Net asset value, end of period                                $12.39       $12.26    $11.52          $10.91
__________________________________________________________________________________________________________________
==================================================================================================================
Total return(b)                                                 7.49%       11.96%     7.76%          10.16%
__________________________________________________________________________________________________________________
==================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $   12       $  156    $  141          $  110
__________________________________________________________________________________________________________________
==================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                0.09%(c)     0.10%     0.05%           0.05%(d)
------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements             0.09%(c)     0.10%     0.15%           0.40%(d)
==================================================================================================================
Estimated acquired fund fees from underlying funds(e)           0.76%        0.80%     0.82%           0.92%
==================================================================================================================
Ratio of net investment income to average net assets            3.49%(c)     2.83%     2.48%           1.91%(d)
__________________________________________________________________________________________________________________
==================================================================================================================
Portfolio turnover rate(f)                                         6%          21%        2%              1%
__________________________________________________________________________________________________________________
==================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $90,725.
(d)  Annualized.
(e) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return.
(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM Allocation Funds

AIM MODERATE GROWTH ALLOCATION FUND

                                                                                 CLASS A
                                                              ----------------------------------------------
                                                                    YEAR ENDED             APRIL 29, 2005
                                                                   DECEMBER 31,          (COMMENCEMENT DATE)
                                                              -----------------------      TO DECEMBER 31,
                                                                2007           2006             2005
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  12.74       $  11.35          $ 10.06
------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                        0.34           0.24             0.20
------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          0.57           1.45             1.19
============================================================================================================
    Total from investment operations                              0.91           1.69             1.39
============================================================================================================
Less distributions:
  Dividends from net investment income                           (0.28)         (0.16)           (0.10)
------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.24)         (0.14)           (0.00)
============================================================================================================
    Total distributions                                          (0.52)         (0.30)           (0.10)
============================================================================================================
Net asset value, end of period                                $  13.13       $  12.74          $ 11.35
____________________________________________________________________________________________________________
============================================================================================================
Total return(b)                                                   7.19%         14.92%           13.78%
____________________________________________________________________________________________________________
============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $358,335       $130,088          $33,667
____________________________________________________________________________________________________________
============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  0.37%(c)       0.38%            0.37%(d)
------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               0.54%(c)       0.71%            1.16%(d)
============================================================================================================
Estimated acquired fund fees from underlying funds(e)             0.78%          0.82%            0.78%
============================================================================================================
Ratio of net investment income to average net assets              2.54%(c)       1.97%            2.65%(d)
____________________________________________________________________________________________________________
============================================================================================================
Portfolio turnover rate(f)                                           2%            21%               1%
____________________________________________________________________________________________________________
============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $289,545,851.
(d)  Annualized.
(e) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return.
(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM Allocation Funds

AIM MODERATE GROWTH ALLOCATION FUND

                                                                                CLASS B
                                                              --------------------------------------------
                                                                   YEAR ENDED            APRIL 29, 2005
                                                                  DECEMBER 31,         (COMMENCEMENT DATE)
                                                              ---------------------      TO DECEMBER 31,
                                                               2007          2006             2005
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 12.67       $ 11.32          $ 10.06
----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                       0.24          0.15             0.14
----------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         0.57          1.44             1.19
==========================================================================================================
    Total from investment operations                             0.81          1.59             1.33
==========================================================================================================
Less distributions:
  Dividends from net investment income                          (0.19)        (0.10)           (0.07)
----------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.24)        (0.14)           (0.00)
==========================================================================================================
    Total distributions                                         (0.43)        (0.24)           (0.07)
==========================================================================================================
Net asset value, end of period                                $ 13.05       $ 12.67          $ 11.32
__________________________________________________________________________________________________________
==========================================================================================================
Total return(b)                                                  6.44%        14.04%           13.26%
__________________________________________________________________________________________________________
==========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $70,657       $52,329          $17,221
__________________________________________________________________________________________________________
==========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.12%(c)      1.13%            1.12%(d)
----------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.29%(c)      1.46%            1.91%(d)
==========================================================================================================
Estimated acquired fund fees from underlying funds(e)            0.78%         0.82%            0.78%
==========================================================================================================
Ratio of net investment income to average net assets             1.79%(c)      1.22%            1.90%(d)
__________________________________________________________________________________________________________
==========================================================================================================
Portfolio turnover rate(f)                                          2%           21%               1%
__________________________________________________________________________________________________________
==========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $64,842,249.
(d)  Annualized.
(e) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return.
(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM Allocation Funds

AIM MODERATE GROWTH ALLOCATION FUND

                                                                                CLASS C
                                                              --------------------------------------------
                                                                   YEAR ENDED            APRIL 29, 2005
                                                                  DECEMBER 31,         (COMMENCEMENT DATE)
                                                              ---------------------      TO DECEMBER 31,
                                                               2007          2006             2005
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 12.66       $ 11.31          $ 10.06
----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                       0.24          0.15             0.14
----------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         0.57          1.44             1.18
==========================================================================================================
    Total from investment operations                             0.81          1.59             1.32
==========================================================================================================
Less distributions:
  Dividends from net investment income                          (0.19)        (0.10)           (0.07)
----------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.24)        (0.14)           (0.00)
==========================================================================================================
    Total distributions                                         (0.43)        (0.24)           (0.07)
==========================================================================================================
Net asset value, end of period                                $ 13.04       $ 12.66          $ 11.31
__________________________________________________________________________________________________________
==========================================================================================================
Total return(b)                                                  6.45%        14.05%           13.16%
__________________________________________________________________________________________________________
==========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $69,400       $42,266          $11,656
__________________________________________________________________________________________________________
==========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.12%(c)      1.13%            1.12%(d)
----------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.29%(c)      1.46%            1.91%(d)
==========================================================================================================
Estimated acquired fund fees from underlying funds(e)            0.78%         0.82%            0.78%
==========================================================================================================
Ratio of net investment income to average net assets             1.79%(c)      1.22%            1.90%(d)
__________________________________________________________________________________________________________
==========================================================================================================
Portfolio turnover rate(f)                                          2%           21%               1%
__________________________________________________________________________________________________________
==========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $58,916,018.
(d)  Annualized.
(e) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return.
(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM Allocation Funds

AIM MODERATE GROWTH ALLOCATION FUND

                                                                               CLASS R
                                                              ------------------------------------------
                                                                  YEAR ENDED           APRIL 29, 2005
                                                                 DECEMBER 31,        (COMMENCEMENT DATE)
                                                              -------------------      TO DECEMBER 31,
                                                               2007         2006            2005
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $12.70       $11.34          $10.06
--------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                      0.31         0.21            0.18
--------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)        0.57         1.43            1.19
========================================================================================================
    Total from investment operations                            0.88         1.64            1.37
========================================================================================================
Less distributions:
  Dividends from net investment income                         (0.25)       (0.14)          (0.09)
--------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        (0.24)       (0.14)          (0.00)
========================================================================================================
    Total distributions                                        (0.49)       (0.28)          (0.09)
========================================================================================================
Net asset value, end of period                                $13.09       $12.70          $11.34
________________________________________________________________________________________________________
========================================================================================================
Total return(b)                                                 6.98%       14.47%          13.61%
________________________________________________________________________________________________________
========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $5,475       $2,378          $  380
________________________________________________________________________________________________________
========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                0.62%(c)     0.63%           0.62%(d)
--------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements             0.79%(c)     0.96%           1.41%(d)
========================================================================================================
Estimated acquired fund fees from underlying funds(e)           0.78%        0.82%           0.78%
========================================================================================================
Ratio of net investment income to average net assets            2.29%(c)     1.72%           2.40%(d)
________________________________________________________________________________________________________
========================================================================================================
Portfolio turnover rate(f)                                         2%          21%              1%
________________________________________________________________________________________________________
========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $4,147,108.
(d)  Annualized.
(e) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return.
(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM Allocation Funds

AIM MODERATE GROWTH ALLOCATION FUND

                                                                         INSTITUTIONAL CLASS
                                                              ------------------------------------------
                                                                  YEAR ENDED           APRIL 29, 2005
                                                                 DECEMBER 31,        (COMMENCEMENT DATE)
                                                              -------------------      TO DECEMBER 31,
                                                               2007         2006            2005
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $12.76       $11.36          $10.06
--------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                      0.38         0.27            0.21
--------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)        0.57         1.45            1.19
========================================================================================================
    Total from investment operations                            0.95         1.72            1.40
========================================================================================================
Less distributions:
  Dividends from net investment income                         (0.31)       (0.18)          (0.10)
--------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        (0.24)       (0.14)          (0.00)
========================================================================================================
    Total distributions                                        (0.55)       (0.32)          (0.10)
========================================================================================================
Net asset value, end of period                                $13.16       $12.76          $11.36
________________________________________________________________________________________________________
========================================================================================================
Total return(b)                                                 7.42%       15.17%          13.95%
________________________________________________________________________________________________________
========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $   12       $   66          $   57
________________________________________________________________________________________________________
========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                0.10%(c)     0.12%           0.12%(d)
--------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements             0.12%(c)     0.26%           0.69%(d)
========================================================================================================
Estimated acquired fund fees from underlying funds(e)           0.78%        0.82%           0.78%
========================================================================================================
Ratio of net investment income to average net assets            2.82%(c)     2.22%           2.90%(d)
________________________________________________________________________________________________________
========================================================================================================
Portfolio turnover rate(f)                                         2%          21%              1%
________________________________________________________________________________________________________
========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $37,088.
(d)  Annualized.
(e) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return.
(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM Allocation Funds

AIM MODERATELY CONSERVATIVE ALLOCATION FUND

                                                                                CLASS A
                                                              --------------------------------------------
                                                                   YEAR ENDED            APRIL 29, 2005
                                                                  DECEMBER 31,         (COMMENCEMENT DATE)
                                                              ---------------------      TO DECEMBER 31,
                                                               2007          2006             2005
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 11.09       $10.60           $10.03
----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                       0.48         0.36             0.22
----------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         0.21         0.50             0.49
==========================================================================================================
    Total from investment operations                             0.69         0.86             0.71
==========================================================================================================
Less distributions:
  Dividends from net investment income                          (0.35)       (0.27)           (0.13)
----------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.19)       (0.10)           (0.01)
==========================================================================================================
    Total distributions                                         (0.54)       (0.37)           (0.14)
==========================================================================================================
Net asset value, end of period                                $ 11.24       $11.09           $10.60
__________________________________________________________________________________________________________
==========================================================================================================
Total return(b)                                                  6.23%        8.13%            7.01%
__________________________________________________________________________________________________________
==========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $83,101       $21,713          $8,489
__________________________________________________________________________________________________________
==========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 0.39%(c)     0.40%            0.40%(d)
----------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              0.67%(c)     1.37%            2.81%(d)
==========================================================================================================
Estimated acquired fund fees from underlying funds(e)            0.70%        0.74%            0.69%
==========================================================================================================
Ratio of net investment income to average net assets             4.12%(c)     3.26%            3.04%(d)
__________________________________________________________________________________________________________
==========================================================================================================
Portfolio turnover rate(f)                                          8%          29%               5%
__________________________________________________________________________________________________________
==========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $62,687,179.
(d)  Annualized.
(e) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return.
(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM Allocation Funds

AIM MODERATELY CONSERVATIVE ALLOCATION FUND


                                                                                CLASS B
                                                              -------------------------------------------
                                                                   YEAR ENDED           APRIL 29, 2005
                                                                  DECEMBER 31,        (COMMENCEMENT DATE)
                                                              --------------------      TO DECEMBER 31,
                                                               2007          2006            2005
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 11.03       $10.57          $10.03
---------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                       0.39         0.27            0.16
---------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         0.21         0.50            0.49
=========================================================================================================
    Total from investment operations                             0.60         0.77            0.65
=========================================================================================================
Less distributions:
  Dividends from net investment income                          (0.28)       (0.21)          (0.10)
---------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.19)       (0.10)          (0.01)
=========================================================================================================
    Total distributions                                         (0.47)       (0.31)          (0.11)
=========================================================================================================
Net asset value, end of period                                $ 11.16       $11.03          $10.57
_________________________________________________________________________________________________________
=========================================================================================================
Total return(b)                                                  5.40%        7.29%           6.49%
_________________________________________________________________________________________________________
=========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $11,156       $7,916          $3,904
_________________________________________________________________________________________________________
=========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.14%(c)     1.15%           1.14%(d)
---------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.42%(c)     2.12%           3.55%(d)
=========================================================================================================
Estimated acquired fund fees from underlying funds(e)            0.70%        0.74%           0.69%
=========================================================================================================
Ratio of net investment income to average net assets             3.37%(c)     2.51%           2.30%(d)
_________________________________________________________________________________________________________
=========================================================================================================
Portfolio turnover rate(f)                                          8%          29%              5%
_________________________________________________________________________________________________________
=========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $9,624,526.
(d)  Annualized.
(e) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return.
(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM Allocation Funds

AIM MODERATELY CONSERVATIVE ALLOCATION FUND


                                                                                CLASS C
                                                              -------------------------------------------
                                                                   YEAR ENDED           APRIL 29, 2005
                                                                  DECEMBER 31,        (COMMENCEMENT DATE)
                                                              --------------------      TO DECEMBER 31,
                                                               2007          2006            2005
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 11.03       $10.57          $10.03
---------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                       0.39         0.27            0.16
---------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         0.22         0.50            0.49
=========================================================================================================
    Total from investment operations                             0.61         0.77            0.65
=========================================================================================================
Less distributions:
  Dividends from net investment income                          (0.28)       (0.21)          (0.10)
---------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.19)       (0.10)          (0.01)
=========================================================================================================
    Total distributions                                         (0.47)       (0.31)          (0.11)
=========================================================================================================
Net asset value, end of period                                $ 11.17       $11.03          $10.57
_________________________________________________________________________________________________________
=========================================================================================================
Total return(b)                                                  5.49%        7.29%           6.49%
_________________________________________________________________________________________________________
=========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $14,454       $8,833          $2,893
_________________________________________________________________________________________________________
=========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.14%(c)     1.15%           1.14%(d)
---------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.42%(c)     2.12%           3.55%(d)
=========================================================================================================
Estimated acquired fund fees from underlying funds(e)            0.70%        0.74%           0.69%
=========================================================================================================
Ratio of net investment income to average net assets             3.37%(c)     2.51%           2.30%(d)
_________________________________________________________________________________________________________
=========================================================================================================
Portfolio turnover rate(f)                                          8%          29%              5%
_________________________________________________________________________________________________________
=========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $12,236,816.
(d)  Annualized.
(e) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return.
(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM Allocation Funds

AIM MODERATELY CONSERVATIVE ALLOCATION FUND


                                                                                CLASS R
                                                              -------------------------------------------
                                                                   YEAR ENDED           APRIL 29, 2005
                                                                  DECEMBER 31,        (COMMENCEMENT DATE)
                                                              --------------------      TO DECEMBER 31,
                                                               2007          2006            2005
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 11.07       $10.59          $10.03
---------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                       0.45         0.33            0.20
---------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         0.20         0.50            0.49
=========================================================================================================
    Total from investment operations                             0.65         0.83            0.69
=========================================================================================================
Less distributions:
  Dividends from net investment income                          (0.32)       (0.25)          (0.12)
---------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.19)       (0.10)          (0.01)
=========================================================================================================
    Total distributions                                         (0.51)       (0.35)          (0.13)
=========================================================================================================
Net asset value, end of period                                $ 11.21       $11.07          $10.59
_________________________________________________________________________________________________________
=========================================================================================================
Total return(b)                                                  5.91%        7.84%           6.84%
_________________________________________________________________________________________________________
=========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $ 1,396       $  495          $  144
_________________________________________________________________________________________________________
=========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 0.64%(c)     0.65%           0.64%(d)
---------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              0.92%(c)     1.62%           3.05%(d)
=========================================================================================================
Estimated acquired fund fees from underlying funds(e)            0.70%        0.74%           0.69%
=========================================================================================================
Ratio of net investment income to average net assets             3.87%(c)     3.01%           2.80%(d)
_________________________________________________________________________________________________________
=========================================================================================================
Portfolio turnover rate(f)                                          8%          29%              5%
_________________________________________________________________________________________________________
=========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $1,578,693.
(d)  Annualized.
(e) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return.
(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM Allocation Funds

AIM MODERATELY CONSERVATIVE ALLOCATION FUND


                                                                         INSTITUTIONAL CLASS
                                                              ------------------------------------------
                                                                  YEAR ENDED           APRIL 29, 2005
                                                                 DECEMBER 31,        (COMMENCEMENT DATE)
                                                              -------------------      TO DECEMBER 31,
                                                               2007         2006            2005
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $11.11       $10.61          $10.03
--------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                      0.50         0.38            0.23
--------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)        0.22         0.51            0.49
========================================================================================================
    Total from investment operations                            0.72         0.89            0.72
========================================================================================================
Less distributions:
  Dividends from net investment income                         (0.37)       (0.29)          (0.13)
--------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        (0.19)       (0.10)          (0.01)
========================================================================================================
    Total distributions                                        (0.56)       (0.39)          (0.14)
========================================================================================================
Net asset value, end of period                                $11.27       $11.11          $10.61
________________________________________________________________________________________________________
========================================================================================================
Total return(b)                                                 6.51%        8.41%           7.19%
________________________________________________________________________________________________________
========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $   31       $   58          $   54
________________________________________________________________________________________________________
========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                0.14%(c)     0.14%           0.14%(d)
--------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements             0.27%(c)     0.99%           2.40%(d)
========================================================================================================
Estimated acquired fund fees from underlying funds(e)           0.70%        0.74%           0.69%
========================================================================================================
Ratio of net investment income to average net assets            4.37%(c)     3.51%           3.30%(d)
________________________________________________________________________________________________________
========================================================================================================
Portfolio turnover rate(f)                                         8%          29%              5%
________________________________________________________________________________________________________
========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $43,424.
(d)  Annualized.
(e) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return.
(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

NOTE 11--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.


PENDING LITIGATION AND REGULATORY INQUIRIES


On August 30, 2005, the West Virginia Office of the State Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to A I M Advisors, Inc. ("AIM") and A I M Distributors, Inc. ("ADI") (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, AIM's time to respond to that Order has been indefinitely suspended.

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, Invesco Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

    - that the defendants permitted improper market timing and related activity in the AIM Funds; and

    - that certain AIM Funds inadequately employed fair value pricing.

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

AIM Allocation Funds

    All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in Invesco Ltd. ("Invesco") 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the Invesco defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

AIM Allocation Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Growth Series and Shareholders of; AIM Conservative Allocation Fund
AIM Growth Allocation Fund
AIM Moderate Allocation Fund
AIM Moderate Growth Allocation Fund
AIM Moderately Conservative Allocation Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Conservative Allocation Fund, AIM Growth Allocation Fund, AIM Moderate Allocation Fund, AIM Moderate Growth Allocation Fund, AIM Moderately Conservative Allocation Fund (five of the funds constituting AIM Growth Series, hereafter referred to as the "Funds") at December 31, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for the two years in the period then ended, and each of their financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 20, 2008
Houston, Texas

AIM Allocation Funds

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2007, through December 31, 2007.

    In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which your Fund invests. The amount of fees and expenses incurred indirectly by your Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly are included in your Fund's total return.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

AIM CONSERVATIVE ALLOCATION FUND

                                                                                           HYPOTHETICAL
                                                                                     (5% ANNUAL RETURN BEFORE
                                                          ACTUAL                            EXPENSES)
                             BEGINNING           ENDING           EXPENSES           ENDING           EXPENSES        ANNUALIZED
                           ACCOUNT VALUE      ACCOUNT VALUE      PAID DURING      ACCOUNT VALUE      PAID DURING       EXPENSE
        CLASS               (07/01/07)        (12/31/07)(1)       PERIOD(2)        (12/31/07)         PERIOD(2)         RATIO
          A                  $1,000.00          $1,010.90           $2.43           $1,022.79           $2.45            0.48%
          B                   1,000.00           1,006.50            6.22            1,019.00            6.26            1.23
          C                   1,000.00           1,007.40            6.22            1,019.00            6.26            1.23
          R                   1,000.00           1,010.40            3.70            1,021.53            3.72            0.73

AIM Allocation Funds

AIM GROWTH ALLOCATION FUND

                                                                                           HYPOTHETICAL
                                                                                     (5% ANNUAL RETURN BEFORE
                                                          ACTUAL                            EXPENSES)
                             BEGINNING           ENDING           EXPENSES           ENDING           EXPENSES        ANNUALIZED
                           ACCOUNT VALUE      ACCOUNT VALUE      PAID DURING      ACCOUNT VALUE      PAID DURING       EXPENSE
        CLASS               (07/01/07)        (12/31/07)(1)       PERIOD(2)        (12/31/07)         PERIOD(2)         RATIO
          A                  $1,000.00           $995.60            $2.36           $1,022.84           $2.40            0.47%
          B                   1,000.00            991.80             6.12            1,019.06            6.21            1.22
          C                   1,000.00            991.80             6.12            1,019.06            6.21            1.22
          R                   1,000.00            994.60             3.62            1,021.58            3.67            0.72

AIM MODERATE ALLOCATION FUND

                                                                                           HYPOTHETICAL
                                                                                     (5% ANNUAL RETURN BEFORE
                                                          ACTUAL                            EXPENSES)
                             BEGINNING           ENDING           EXPENSES           ENDING           EXPENSES        ANNUALIZED
                           ACCOUNT VALUE      ACCOUNT VALUE      PAID DURING      ACCOUNT VALUE      PAID DURING       EXPENSE
        CLASS               (07/01/07)        (12/31/07)(1)       PERIOD(2)        (12/31/07)         PERIOD(2)         RATIO
          A                  $1,000.00          $1,001.80           $1.92           $1,023.29           $1.94            0.38%
          B                   1,000.00             997.60            5.69            1,019.51            5.75            1.13
          C                   1,000.00             997.60            5.69            1,019.51            5.75            1.13
          R                   1,000.00           1,001.00            3.18            1,022.03            3.21            0.63

AIM MODERATE GROWTH ALLOCATION FUND

                                                                                           HYPOTHETICAL
                                                                                     (5% ANNUAL RETURN BEFORE
                                                          ACTUAL                            EXPENSES)
                             BEGINNING           ENDING           EXPENSES           ENDING           EXPENSES        ANNUALIZED
                           ACCOUNT VALUE      ACCOUNT VALUE      PAID DURING      ACCOUNT VALUE      PAID DURING       EXPENSE
        CLASS               (07/01/07)        (12/31/07)(1)       PERIOD(2)        (12/31/07)         PERIOD(2)         RATIO
          A                  $1,000.00           $995.40            $1.86           $1,023.34           $1.89            0.37%
          B                   1,000.00            992.40             5.62            1,019.56            5.70            1.12
          C                   1,000.00            992.40             5.62            1,019.56            5.70            1.12
          R                   1,000.00            994.60             3.12            1,022.08            3.16            0.62

AIM MODERATELY CONSERVATIVE ALLOCATION FUND

                                                                                           HYPOTHETICAL
                                                                                     (5% ANNUAL RETURN BEFORE
                                                          ACTUAL                            EXPENSES)
                             BEGINNING           ENDING           EXPENSES           ENDING           EXPENSES        ANNUALIZED
        SHARE              ACCOUNT VALUE      ACCOUNT VALUE      PAID DURING      ACCOUNT VALUE      PAID DURING       EXPENSE
        CLASS               (07/01/07)        (12/31/07)(1)       PERIOD(2)        (12/31/07)         PERIOD(2)         RATIO
          A                  $1,000.00          $1,013.80           $1.98           $1,023.24           $1.99            0.39%
          B                   1,000.00           1,010.00            5.78            1,019.46            5.80            1.14
          C                   1,000.00           1,010.00            5.78            1,019.46            5.80            1.14
          R                   1,000.00           1,011.60            3.25            1,021.98            3.26            0.64

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2007, through December 31, 2007, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Supplement to Annual Report dated 12/31/07

AIM Allocation Funds

o  AIM Conservative Allocation Fund

o  AIM Growth Allocation Fund

o  AIM Moderate Allocation Fund

o  AIM Moderate Growth Allocation Fund

o  AIM Moderately Conservative Allocation Fund

Institutional Class Shares

The following information has been prepared to provide Institutional Class shareholders with a performance overview specific to their holdings. Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria.

==========================================
NASDAQ SYMBOLS
AIM CONSERVATIVE ALLOCATION FUND     ACNIX
AIM GROWTH ALLOCATION FUND           AADIX
AIM MODERATE ALLOCATION FUND         AMLIX
AIM MODERATE GROWTH ALLOCATION FUND  AIMGX
AIM MODERATELY CONSERVATIVE
ALLOCATION FUND                      CMAIX
==========================================

=======================================================================================
CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS
AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR
AND READ IT CAREFULLY BEFORE INVESTING.
=======================================================================================

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

                                                                                                            [AIM INVESTMENTS LOGO]
AIMINVESTMENTS.COM         AAS-INS-1            A I M Distributors, Inc.                                  -- REGISTERED TRADEMARK --

Information about your Fund's expenses

AIM Conservative Allocation Fund long-term performance

Past performance cannot guarantee            Performance shown in the chart and           in the annual report is that of the Fund's
comparable future results.                   table(s) does not reflect deduction of       Class A, B, C and R shares. The
                                             taxes a shareholder would pay on Fund        performance of the Fund's other share
   The data shown in the chart above         distributions or sale of Fund shares.        classes will differ primarily due to
includes reinvested distributions, Fund      Performance of the indexes does not          different sales charge structures and
expenses and management fees. Index          reflect the effects of taxes.                class expenses, and may be greater than or
results include reinvested dividends.                                                     less than the performance of the Fund's
Performance of an index of funds reflects       The performance data shown in the chart   Institutional Class shares shown in the
fund expenses and management fees;           above is that of the Fund's institutional    chart above.
performance of a market index does not.      share class. The performance data shown in
                                             the chart

AIM Conservative Allocation Fund                HAD THE ADVISOR NOT WAIVED FEES AND/OR    REPORT FOR INFORMATION ON COMPARATIVE
==========================================   REIMBURSED EXPENSES IN THE PAST,             BENCHMARKS. PLEASE CONSULT YOUR FUND
AVERAGE ANNUAL TOTAL RETURNS                 PERFORMANCE WOULD HAVE BEEN LOWER.           PROSPECTUS FOR MORE INFORMATION. FOR THE
For periods ended 12/31/07                                                                MOST CURRENT MONTH-END PERFORMANCE, PLEASE
                                                PLEASE NOTE THAT PAST PERFORMANCE IS      CALL 800-451-4246 OR VISIT
Inception (4/30/04)                  5.28%   NOT INDICATIVE OF FUTURE RESULTS. MORE       AIMINVESTMENTS.COM.
   1 Year                            4.13    RECENT RETURNS MAY BE MORE OR LESS THAN
==========================================   THOSE SHOWN. ALL RETURNS ASSUME
                                             REINVESTMENT OF DISTRIBUTIONS AT NAV.
INSTITUTIONAL CLASS SHARES HAVE NO SALES     INVESTMENT RETURN AND PRINCIPAL VALUE WILL
CHARGE; THEREFORE, PERFORMANCE IS AT NET     FLUCTUATE SO YOUR SHARES, WHEN REDEEMED,
ASSET VALUE (NAV). PERFORMANCE OF            MAY BE WORTH MORE OR LESS THAN THEIR
INSTITUTIONAL CLASS SHARES WILL DIFFER       ORIGINAL COST. SEE FULL
FROM PERFORMANCE OF OTHER SHARE CLASSES
PRIMARILY DUE TO DIFFERING SALES CHARGES
AND CLASS EXPENSES.

====================================================================================================================================
                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT
FUND AND INDEX DATA FROM 4/30/04

                     AIM CONSERVATIVE                                                                            LIPPER MIXED-ASSET
                     ALLOCATION FUND-                                                                             TARGET ALLOCATION
                   INSTITUTIONAL CLASS                             CUSTOM CONSERVATIVE    LIPPER INCOME FUNDS    CONSERVATIVE FUNDS
        DATE              SHARES              S&P 500 INDEX(1)     ALLOCATION INDEX(2)          INDEX(1)              INDEX(1)

      4/30/04             $10000                   $10000                $10000                 $10000                 $10000
         5/04              10020                    10137                 10001                  10004                  10003
         6/04              10100                    10334                 10094                  10110                  10080
         7/04              10030                     9992                 10071                  10035                   9992
         8/04              10081                    10032                 10212                  10138                  10074
         9/04              10160                    10141                 10281                  10247                  10133
        10/04              10220                    10296                 10391                  10373                  10206
        11/04              10310                    10712                 10477                  10555                  10323
        12/04              10431                    11077                 10642                  10759                  10476
         1/05              10401                    10807                 10615                  10672                  10394
         2/05              10451                    11034                 10653                  10751                  10460
         3/05              10391                    10839                 10558                  10616                  10358
         4/05              10380                    10633                 10585                  10584                  10296
         5/05              10481                    10971                 10759                  10748                  10475
         6/05              10562                    10987                 10829                  10853                  10547
         7/05              10613                    11395                 10890                  10979                  10683
         8/05              10664                    11291                 10963                  11033                  10738
         9/05              10664                    11383                 10934                  11046                  10764
        10/05              10603                    11193                 10826                  10901                  10644
        11/05              10734                    11616                 10965                  11056                  10811
        12/05              10827                    11620                 11052                  11147                  10887
         1/06              10962                    11928                 11166                  11339                  11079
         2/06              10973                    11960                 11203                  11377                  11074
         3/06              11035                    12109                 11195                  11401                  11143
         4/06              11087                    12271                 11231                  11485                  11205
         5/06              10973                    11919                 11133                  11354                  11086
         6/06              10983                    11934                 11153                  11386                  11092
         7/06              11045                    12008                 11258                  11513                  11162
         8/06              11170                    12293                 11446                  11696                  11331
         9/06              11274                    12610                 11576                  11846                  11466
        10/06              11420                    13021                 11741                  12066                  11641
        11/06              11554                    13268                 11904                  12249                  11814
        12/06              11603                    13454                 11916                  12311                  11845
         1/07              11690                    13657                 11977                  12410                  11916
         2/07              11745                    13391                 12059                  12452                  11965
         3/07              11832                    13540                 12102                  12538                  12039
         4/07              11995                    14140                 12276                  12801                  12237
         5/07              12060                    14633                 12334                  12945                  12333
         6/07              12038                    14390                 12253                  12846                  12240
         7/07              11973                    13944                 12200                  12698                  12167
         8/07              12005                    14153                 12333                  12791                  12226
         9/07              12158                    14682                 12526                  13070                  12480
        10/07              12299                    14915                 12669                  13254                  12640
        11/07              12191                    14291                 12653                  13110                  12537
        12/07              12081                    14192                 12655                  13003                  12515
====================================================================================================================================

                                                                SOURCES: (1)LIPPER INC., (2)A I M MANAGEMENT GROUP INC., LIPPER INC.

Information about your Fund's expenses

AIM Growth Allocation Fund long-term performance

Past performance cannot guarantee            Performance shown in the chart and           in the annual report is that of the Fund's
comparable future results.                   table(s) does not reflect deduction of       Class A, B, C and R shares. The
                                             taxes a shareholder would pay on Fund        performance of the Fund's other share
   The data shown in the chart above         distributions or sale of Fund shares.        classes will differ primarily due to
includes reinvested distributions, Fund      Performance of the indexes does not          different sales charge structures and
expenses and management fees. Index          reflect the effects of taxes.                class expenses, and may be greater than or
results include reinvested dividends.                                                     less than the performance of the Fund's
Performance of an index of funds reflects       The performance data shown in the chart   Institutional Class shares shown in the
fund expenses and management fees;           above is that of the Fund's institutional    chart above.
performance of a market index does not.      share class. The performance data shown in
                                             the chart

AIM Growth Allocation Fund                      HAD THE ADVISOR NOT WAIVED FEES AND/OR    REPORT FOR INFORMATION ON COMPARATIVE
==========================================   REIMBURSED EXPENSES IN THE PAST,             BENCHMARKS. PLEASE CONSULT YOUR FUND
AVERAGE ANNUAL TOTAL RETURNS                 PERFORMANCE WOULD HAVE BEEN LOWER.           PROSPECTUS FOR MORE INFORMATION. FOR THE
For periods ended 12/31/07                                                                MOST CURRENT MONTH-END PERFORMANCE, PLEASE
                                                PLEASE NOTE THAT PAST PERFORMANCE IS      CALL 800-451-4246 OR VISIT
Inception (4/30/04)                 13.37%   NOT INDICATIVE OF FUTURE RESULTS. MORE       AIMINVESTMENTS.COM.
   1 Year                            8.09    RECENT RETURNS MAY BE MORE OR LESS THAN
==========================================   THOSE SHOWN. ALL RETURNS ASSUME
                                             REINVESTMENT OF DISTRIBUTIONS AT NAV.
INSTITUTIONAL CLASS SHARES HAVE NO SALES     INVESTMENT RETURN AND PRINCIPAL VALUE WILL
CHARGE; THEREFORE, PERFORMANCE IS AT NET     FLUCTUATE SO YOUR SHARES, WHEN REDEEMED,
ASSET VALUE (NAV). PERFORMANCE OF            MAY BE WORTH MORE OR LESS THAN THEIR
INSTITUTIONAL CLASS SHARES WILL DIFFER       ORIGINAL COST. SEE FULL
FROM PERFORMANCE OF OTHER SHARE CLASSES
PRIMARILY DUE TO DIFFERING SALES CHARGES
AND CLASS EXPENSES.

====================================================================================================================================
                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT
FUND AND INDEX DATA FROM 4/30/04

                       AIM GROWTH ALLOCATION
                      FUND-INSTITUTIONAL CLASS                                CUSTOM GROWTH          LIPPER MULTI-CAP CORE
          DATE                 SHARES                 S&P 500 INDEX(2)     ALLOCATION INDEX(1)           FUNDS INDEX(2)

        4/30/04                $10000                      $10000                $10000                      $10000
           5/04                 10140                       10137                 10133                       10120
           6/04                 10390                       10334                 10341                       10344
           7/04                  9900                        9992                 10010                        9920
           8/04                  9890                       10032                 10097                        9912
           9/04                 10160                       10141                 10266                       10124
          10/04                 10381                       10296                 10495                       10277
          11/04                 10950                       10712                 11010                       10793
          12/04                 11344                       11077                 11418                       11172
           1/05                 11082                       10807                 11124                       10918
           2/05                 11393                       11034                 11418                       11139
           3/05                 11162                       10839                 11208                       10964
           4/05                 10890                       10633                 11020                       10665
           5/05                 11242                       10971                 11318                       11102
           6/05                 11443                       10987                 11440                       11224
           7/05                 11886                       11395                 11869                       11700
           8/05                 11907                       11291                 11856                       11647
           9/05                 12067                       11383                 12054                       11752
          10/05                 11816                       11193                 11800                       11509
          11/05                 12269                       11616                 12199                       11952
          12/05                 12538                       11620                 12352                       12091
           1/06                 13233                       11928                 12855                       12540
           2/06                 13172                       11960                 12877                       12490
           3/06                 13510                       12109                 13155                       12769
           4/06                 13756                       12271                 13379                       12927
           5/06                 13193                       11919                 12951                       12479
           6/06                 13173                       11934                 13001                       12442
           7/06                 13132                       12008                 13056                       12293
           8/06                 13367                       12293                 13388                       12584
           9/06                 13583                       12610                 13606                       12854
          10/06                 14084                       13021                 14105                       13332
          11/06                 14482                       13268                 14451                       13648
          12/06                 14666                       13454                 14662                       13801
           1/07                 14986                       13657                 14930                       14102
           2/07                 14794                       13391                 14796                       13916
           3/07                 15050                       13540                 14973                       14062
           4/07                 15593                       14140                 15532                       14609
           5/07                 16136                       14633                 15964                       15156
           6/07                 15902                       14390                 15698                       15025
           7/07                 15433                       13944                 15235                       14544
           8/07                 15572                       14153                 15377                       14638
           9/07                 16200                       14682                 15988                       15148
          10/07                 16786                       14915                 16352                       15454
          11/07                 15945                       14291                 15677                       14759
          12/07                 15853                       14192                 15490                       14625

====================================================================================================================================

                                                                SOURCES: (1)A I M MANAGEMENT GROUP INC., LIPPER INC., (2)LIPPER INC.

Information about your Fund's expenses

AIM Moderate Allocation Fund long-term performance

Past performance cannot guarantee            Performance shown in the chart and           in the annual report is that of the Fund's
comparable future results.                   table(s) does not reflect deduction of       Class A, B, C and R shares. The
                                             taxes a shareholder would pay on Fund        performance of the Fund's other share
   The data shown in the chart above         distributions or sale of Fund shares.        classes will differ primarily due to
includes reinvested distributions, Fund      Performance of the indexes does not          different sales charge structures and
expenses and management fees. Index          reflect the effects of taxes.                class expenses, and may be greater than or
results include reinvested dividends.                                                     less than the performance of the Fund's
Performance of an index of funds reflects       The performance data shown in the chart   Institutional Class shares shown in the
fund expenses and management fees;           above is that of the Fund's institutional    chart above.
performance of a market index does not.      share class. The performance data shown in
                                             the chart

AIM Moderate Allocation Fund                    HAD THE ADVISOR NOT WAIVED FEES AND/OR    REPORT FOR INFORMATION ON COMPARATIVE
==========================================   REIMBURSED EXPENSES IN THE PAST,             BENCHMARKS. PLEASE CONSULT YOUR FUND
AVERAGE ANNUAL TOTAL RETURNS                 PERFORMANCE WOULD HAVE BEEN LOWER.           PROSPECTUS FOR MORE INFORMATION. FOR THE
For periods ended 12/31/07                                                                MOST CURRENT MONTH-END PERFORMANCE, PLEASE
                                                PLEASE NOTE THAT PAST PERFORMANCE IS      CALL 800-451-4246 OR VISIT
Inception (4/30/04)                 10.20%   NOT INDICATIVE OF FUTURE RESULTS. MORE       AIMINVESTMENTS.COM.
   1 Year                            7.49    RECENT RETURNS MAY BE MORE OR LESS THAN
==========================================   THOSE SHOWN. ALL RETURNS ASSUME
                                             REINVESTMENT OF DISTRIBUTIONS AT NAV.
INSTITUTIONAL CLASS SHARES HAVE NO SALES     INVESTMENT RETURN AND PRINCIPAL VALUE WILL
CHARGE; THEREFORE, PERFORMANCE IS AT NET     FLUCTUATE SO YOUR SHARES, WHEN REDEEMED,
ASSET VALUE (NAV). PERFORMANCE OF            MAY BE WORTH MORE OR LESS THAN THEIR
INSTITUTIONAL CLASS SHARES WILL DIFFER       ORIGINAL COST. SEE FULL
FROM PERFORMANCE OF OTHER SHARE CLASSES
PRIMARILY DUE TO DIFFERING SALES CHARGES
AND CLASS EXPENSES.

====================================================================================================================================
                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT
FUND AND INDEX DATA FROM 4/30/04

                    AIM MODERATE
                  ALLOCATION FUND-                                                                              LIPPER MIXED-ASSET
                INSTITUTIONAL CLASS                            CUSTOM MODERATE     LIPPER BALANCED FUNDS       TARGET ALLOCATION
      DATE           SHARES             S&P 500 INDEX(1)     ALLOCATION INDEX(2)          INDEX(1)          MODERATE FUNDS INDEX(1)

    4/30/04           $10000                $10000                 $10000                 $10000                     $10000
       5/04            10040                 10137                  10045                  10044                      10016
       6/04            10220                 10334                  10196                  10201                      10143
       7/04             9969                  9992                  10018                  10009                      10014
       8/04            10009                 10032                  10122                  10070                      10131
       9/04            10219                 10141                  10251                  10220                      10234
      10/04            10380                 10296                  10421                  10330                      10357
      11/04            10730                 10712                  10725                  10608                      10609
      12/04            11016                 11077                  11013                  10873                      10879
       1/05            10905                 10807                  10878                  10733                      10754
       2/05            11097                 11034                  11044                  10885                      10889
       3/05            10935                 10839                  10884                  10735                      10741
       4/05            10763                 10633                  10792                  10606                      10630
       5/05            10985                 10971                  11017                  10849                      10857
       6/05            11156                 10987                  11105                  10927                      10985
       7/05            11398                 11395                  11326                  11170                      11234
       8/05            11459                 11291                  11386                  11202                      11242
       9/05            11549                 11383                  11475                  11247                      11274
      10/05            11368                 11193                  11288                  11070                      11071
      11/05            11651                 11616                  11545                  11339                      11290
      12/05            11870                 11620                  11688                  11438                      11393
       1/06            12262                 11928                  11986                  11711                      11662
       2/06            12231                 11960                  12010                  11697                      11669
       3/06            12417                 12109                  12125                  11811                      11733
       4/06            12582                 12271                  12276                  11939                      11837
       5/06            12232                 11919                  12018                  11703                      11648
       6/06            12191                 11934                  12035                  11696                      11662
       7/06            12221                 12008                  12117                  11750                      11776
       8/06            12447                 12293                  12377                  11976                      11976
       9/06            12612                 12610                  12543                  12149                      12139
      10/06            12921                 13021                  12857                  12432                      12425
      11/06            13157                 13268                  13105                  12671                      12646
      12/06            13289                 13454                  13221                  12765                      12762
       1/07            13495                 13657                  13345                  12903                      12887
       2/07            13473                 13391                  13353                  12854                      12875
       3/07            13679                 13540                  13473                  12964                      12974
       4/07            14036                 14140                  13839                  13337                      13309
       5/07            14339                 14633                  14059                  13623                      13553
       6/07            14230                 14390                  13927                  13496                      13421
       7/07            13960                 13944                  13717                  13266                      13200
       8/07            14026                 14153                  13828                  13373                      13296
       9/07            14383                 14682                  14221                  13751                      13652
      10/07            14751                 14915                  14482                  13993                      13869
      11/07            14296                 14291                  14205                  13665                      13594
      12/07            14286                 14192                  14129                  13598                      13487
====================================================================================================================================

                                                                SOURCES: (1)LIPPER INC., (2)A I M MANAGEMENT GROUP INC., LIPPER INC.

Information about your Fund's expenses

AIM Moderate Growth Allocation Fund long-term performance

Past performance cannot guarantee            Performance shown in the chart and           in the annual report is that of the Fund's
comparable future results.                   table(s) does not reflect deduction of       Class A, B, C and R shares. The
                                             taxes a shareholder would pay on Fund        performance of the Fund's other share
   The data shown in the chart above         distributions or sale of Fund shares.        classes will differ primarily due to
includes reinvested distributions, Fund      Performance of the indexes does not          different sales charge structures and
expenses and management fees. Index          reflect the effects of taxes.                class expenses, and may be greater than or
results include reinvested dividends.                                                     less than the performance of the Fund's
Performance of an index of funds reflects       The performance data shown in the chart   Institutional Class shares shown in the
fund expenses and management fees;           above is that of the Fund's institutional    chart above.
performance of a market index does not.      share class. The performance data shown in
                                             the chart

AIM Moderate Growth                             HAD THE ADVISOR NOT WAIVED FEES AND/OR    REPORT FOR INFORMATION ON COMPARATIVE
Allocation Fund                              REIMBURSED EXPENSES, PERFORMANCE WOULD       BENCHMARKS. PLEASE CONSULT YOUR FUND
==========================================   HAVE BEEN LOWER.                             PROSPECTUS FOR MORE INFORMATION. FOR THE
AVERAGE ANNUAL TOTAL RETURNS                                                              MOST CURRENT MONTH-END PERFORMANCE, PLEASE
For periods ended 12/31/07                      PLEASE NOTE THAT PAST PERFORMANCE IS      CALL 800-451-4246 OR VISIT
                                             NOT INDICATIVE OF FUTURE RESULTS. MORE       AIMINVESTMENTS.COM.
Inception (4/29/05)                 13.74%   RECENT RETURNS MAY BE MORE OR LESS THAN
   1 Year                            7.50    THOSE SHOWN. ALL RETURNS ASSUME
==========================================   REINVESTMENT OF DISTRIBUTIONS AT NAV.
                                             INVESTMENT RETURN AND PRINCIPAL VALUE WILL
INSTITUTIONAL CLASS SHARES HAVE NO SALES     FLUCTUATE SO YOUR SHARES, WHEN REDEEMED,
CHARGE; THEREFORE, PERFORMANCE IS AT NET     MAY BE WORTH MORE OR LESS THAN THEIR
ASSET VALUE (NAV). PERFORMANCE OF            ORIGINAL COST. SEE FULL
INSTITUTIONAL CLASS SHARES WILL DIFFER
FROM PERFORMANCE OF OTHER SHARE CLASSES
PRIMARILY DUE TO DIFFERING SALES CHARGES
AND CLASS EXPENSES.

====================================================================================================================================
                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT
FUND DATA FROM 4/29/05, INDEX DATA FROM 4/30/05

                      AIM MODERATE GROWTH
                        ALLOCATION FUND-                                CUSTOM MODERATE            LIPPER MIXED-ASSET
                      INSTITUTIONAL CLASS                              GROWTH ALLOCATION           TARGET ALLOCATION
          DATE               SHARES               S&P 500 INDEX(1)         INDEX(2)              GROWTH FUNDS INDEX(1)

        4/29/05              $10000
           4/05               10000                    $10000               $10000                     $10000
           5/05               10338                     10318                10243                      10211
           6/05               10527                     10333                10340                      10304
           7/05               10856                     10717                10649                      10525
           8/05               10875                     10619                10668                      10547
           9/05               11024                     10705                10806                      10608
          10/05               10826                     10526                10600                      10439
          11/05               11184                     10924                10908                      10678
          12/05               11397                     10928                11045                      10757
           1/06               11919                     11217                11423                      11082
           2/06               11878                     11248                11443                      11014
           3/06               12119                     11388                11630                      11112
           4/06               12320                     11541                11808                      11274
           5/06               11919                     11209                11486                      11073
           6/06               11878                     11224                11515                      11084
           7/06               11867                     11293                11576                      11207
           8/06               12098                     11561                11850                      11415
           9/06               12278                     11859                12028                      11576
          10/06               12659                     12245                12408                      11858
          11/06               12960                     12478                12684                      12081
          12/06               13123                     12653                12840                      12215
           1/07               13359                     12844                13022                      12356
           2/07               13256                     12593                12959                      12322
           3/07               13462                     12734                13100                      12447
           4/07               13894                     13298                13534                      12827
           5/07               14305                     13761                13842                      13136
           6/07               14151                     13533                13659                      13026
           7/07               13739                     13114                13343                      12762
           8/07               13842                     13310                13457                      12860
           9/07               14325                     13807                13927                      13236
          10/07               14768                     14027                14218                      13468
          11/07               14161                     13440                13769                      13102
          12/07               14109                     13347                13645                      13013

====================================================================================================================================

                                                                SOURCES: (1)LIPPER INC., (2)A I M MANAGEMENT GROUP INC., LIPPER INC.

Information about your Fund's expenses

AIM Moderately Conservative Allocation Fund long-term performance

Past performance cannot guarantee            Performance shown in the chart and           in the annual report is that of the Fund's
comparable future results.                   table(s) does not reflect deduction of       Class A, B, C and R shares. The
                                             taxes a shareholder would pay on Fund        performance of the Fund's other share
   The data shown in the chart above         distributions or sale of Fund shares.        classes will differ primarily due to
includes reinvested distributions, Fund      Performance of the indexes does not          different sales charge structures and
expenses and management fees. Index          reflect the effects of taxes.                class expenses, and may be greater than or
results include reinvested dividends.                                                     less than the performance of the Fund's
Performance of an index of funds reflects       The performance data shown in the chart   Institutional Class shares shown in the
fund expenses and management fees;           above is that of the Fund's institutional    chart above.
performance of a market index does not.      share class. The performance data shown in
                                             the chart

AIM Moderately Conservative                     HAD THE ADVISOR NOT WAIVED FEES AND/OR    REPORT FOR INFORMATION ON COMPARATIVE
Allocation Fund                              REIMBURSED EXPENSES, PERFORMANCE WOULD       BENCHMARKS. PLEASE CONSULT YOUR FUND
==========================================   HAVE BEEN LOWER.                             PROSPECTUS FOR MORE INFORMATION. FOR THE
AVERAGE ANNUAL TOTAL RETURNS                                                              MOST CURRENT MONTH-END PERFORMANCE, PLEASE
For periods ended 12/31/07                      PLEASE NOTE THAT PAST PERFORMANCE IS      CALL 800-451-4246 OR VISIT
                                             NOT INDICATIVE OF FUTURE RESULTS. MORE       AIMINVESTMENTS.COM.
Inception (4/29/05)                  8.30%   RECENT RETURNS MAY BE MORE OR LESS THAN
   1 Year                            6.51    THOSE SHOWN. ALL RETURNS ASSUME
==========================================   REINVESTMENT OF DISTRIBUTIONS AT NAV.
                                             INVESTMENT RETURN AND PRINCIPAL VALUE WILL
INSTITUTIONAL CLASS SHARES HAVE NO SALES     FLUCTUATE SO YOUR SHARES, WHEN REDEEMED,
CHARGE; THEREFORE, PERFORMANCE IS AT NET     MAY BE WORTH MORE OR LESS THAN THEIR
ASSET VALUE (NAV). PERFORMANCE OF            ORIGINAL COST. SEE FULL
INSTITUTIONAL CLASS SHARES WILL DIFFER
FROM PERFORMANCE OF OTHER SHARE CLASSES
PRIMARILY DUE TO DIFFERING SALES CHARGES
AND CLASS EXPENSES.

====================================================================================================================================
                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT
FUND DATA FROM 4/29/05, INDEX DATA FROM 4/30/05

                          AIM MODERATELY                                                             LIPPER MIXED-ASSET
                     CONSERVATIVE ALLOCATION                              CUSTOM MODERATELY           TARGET ALLOCATION
                    FUND-INSTITUTIONAL CLASS                           CONSERVATIVE ALLOCATION       CONSERVATIVE FUNDS
          DATE               SHARES               S&P 500 INDEX(1)             INDEX(2)                   INDEX(1)

        4/29/05              $10000
           4/05               10000                    $10000                   $10000                     $10000
           5/05               10199                     10318                    10194                      10174
           6/05               10299                     10333                    10269                      10244
           7/05               10429                     10717                    10385                      10376
           8/05               10459                     10619                    10449                      10429
           9/05               10499                     10705                    10455                      10454
          10/05               10399                     10526                    10318                      10338
          11/05               10588                     10924                    10498                      10500
          12/05               10718                     10928                    10598                      10574
           1/06               10940                     11217                    10771                      10760
           2/06               10930                     11248                    10801                      10756
           3/06               11011                     11388                    10831                      10823
           4/06               11082                     11541                    10900                      10883
           5/06               10880                     11209                    10745                      10767
           6/06               10859                     11224                    10762                      10773
           7/06               10909                     11293                    10855                      10841
           8/06               11061                     11561                    11065                      11005
           9/06               11183                     11859                    11208                      11137
          10/06               11385                     12245                    11421                      11306
          11/06               11547                     12478                    11609                      11474
          12/06               11620                     12653                    11652                      11505
           1/07               11735                     12844                    11732                      11574
           2/07               11745                     12593                    11785                      11621
           3/07               11871                     12734                    11849                      11693
           4/07               12101                     13298                    12084                      11885
           5/07               12258                     13761                    12196                      11979
           6/07               12196                     13533                    12092                      11888
           7/07               12039                     13114                    11981                      11817
           8/07               12090                     13310                    12108                      11875
           9/07               12320                     13807                    12366                      12121
          10/07               12571                     14027                    12543                      12276
          11/07               12373                     13440                    12438                      12177
          12/07               12376                     13347                    12414                      12156

====================================================================================================================================

                                                                SOURCES: (1)LIPPER INC., (2)A I M MANAGEMENT GROUP INC., LIPPER INC.

AIM Allocation Funds

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2007, through December 31, 2007.

    In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which your Fund invests. The amount of fees and expenses incurred indirectly by your Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly are included in your Fund's total return.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If indirect expenses were included, your costs would have been higher.

                                                                                    HYPOTHETICAL
                                                                              (5% ANNUAL RETURN BEFORE
                                                       ACTUAL                        EXPENSES)
                             BEGINNING         ENDING         EXPENSES         ENDING         EXPENSES     ANNUALIZED
                           ACCOUNT VALUE    ACCOUNT VALUE    PAID DURING    ACCOUNT VALUE    PAID DURING    EXPENSE
INSTITUTIONAL CLASS         (07/01/07)      (12/31/07)(1)     PERIOD(2)      (12/31/07)       PERIOD(2)      RATIO
AIM Conservative
  Allocation Fund            $1,000.00        $1,003.60         $1.01         $1,024.20         $1.02         0.20%
AIM Growth Allocation
  Fund                        1,000.00           997.00          0.30          1,024.90          0.31         0.06
AIM Moderate Allocation
  Fund                        1,000.00         1,003.60          0.66          1,024.55          0.66         0.13
AIM Moderate Growth
  Allocation Fund             1,000.00           996.90          0.55          1,024.65          0.56         0.11
AIM Moderately
  Conservative Allocation
  Fund                        1,000.00         1,014.80          0.71          1,024.50          0.71         0.14

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2007, through December 31, 2007, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIM Allocation Funds

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

    The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

    The Funds designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2007:

       FEDERAL AND STATE INCOME TAX

                                                                                                   CORPORATE
                                                                       LONG TERM      QUALIFIED    DIVIDENDS
                                                                     CAPITAL GAIN     DIVIDEND      RECEIVED     U.S. TREASURY
                                                                     DISTRIBUTIONS     INCOME*     DEDUCTION*    OBLIGATIONS*
                                                                     -------------    ---------    ----------    -------------
        AIM Conservative Allocation Fund                              $ 2,089,557       7.00%         7.00%          7.59%
        AIM Growth Allocation Fund                                     18,098,845      65.00%        33.50%          0.12%
        AIM Moderate Allocation Fund                                   21,891,158      22.00%        12.00%          0.37%
        AIM Moderate Growth Allocation Fund                             8,650,623      39.00%        22.00%          0.08%
        AIM Moderately Conservative Allocation Fund                     1,683,685      14.00%        10.00%          0.29%

       * The above percentage is based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

ADDITIONAL NON-RESIDENT ALIEN SHAREHOLDER INFORMATION

The percentages of qualifying assets not subject to the U.S. estate tax for the Funds are as follows:

                                                              MARCH 31,    JUNE 30,    SEPTEMBER 30,    DECEMBER 31,
                                                                2007         2007          2007             2007
--------------------------------------------------------------------------------------------------------------------
AIM Conservative Allocation Fund                               64.82%       64.82%        64.28%           64.92%
AIM Growth Allocation Fund                                     35.99%       35.85%        35.36%           36.41%
AIM Moderate Allocation Fund                                   58.48%       59.63%        59.22%           59.30%
AIM Moderate Growth Allocation Fund                            46.72%       46.42%        46.10%           46.56%
AIM Moderately Conservative Allocation Fund                    65.07%       64.96%        64.67%           65.12%
____________________________________________________________________________________________________________________
====================================================================================================================

AIM Allocation Funds

TRUSTEES AND OFFICERS



The address of each trustee and officer of AIM Growth Series (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

                                                                                       OTHER
                                  TRUSTEE                                              TRUSTEESHIP(S)/
NAME, YEAR OF BIRTH AND           AND/OR                                               DIRECTORSHIP(S)
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   HELD BY
TRUST                             SINCE      DURING PAST 5 YEARS                       TRUSTEE/ DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
 Interested Persons
-------------------------------------------------------------------------------------------------------------------------

  Martin L. Flanagan(1) -- 1960   2007       Director, Chief Executive Officer and     None
  Trustee                                    President, Invesco Ltd. (ultimate parent
                                             of AIM and a global investment
                                             management firm) and, Invesco Holding
                                             Company (parent of AIM and a global
                                             investment management firm); Chairman,
                                             A I M Advisors, Inc. (registered
                                             investment advisor); Director, Chairman,
                                             Chief Executive Officer and President,
                                             IVZ Inc. (holding company); and INVESCO
                                             North American Holdings, Inc. (holding
                                             company); Chairman and President,
                                             INVESCO Group Services, Inc. (service
                                             provider); Trustee, The AIM Family of
                                             Funds(R); Vice Chairman, Investment
                                             Company Institute; and Member of
                                             Executive Board, SMU Cox School of
                                             Business

                                             Formerly: Chairman, Investment Company
                                             Institute; President, Co-Chief Executive
                                             Officer, Co-President, Chief Operating
                                             Officer and Chief Financial Officer,
                                             Franklin Resources, Inc. (global
                                             investment management organization)
-------------------------------------------------------------------------------------------------------------------------

  Philip A. Taylor(2) -- 1954     2006       Director, Chief Executive Officer and     None
  Trustee, President and                     President, AIM Mutual Fund Dealer Inc.
  Principal                                  (registered broker dealer), A I M
  Executive Officer                          Advisors, Inc., AIM Funds Management
                                             Inc. d/b/a INVESCO Enterprise Services
                                             (registered investment advisor and
                                             registered transfer agent), AIM Trimark
                                             Corporate Class Inc. (formerly AIM
                                             Trimark Global Fund Inc.) (corporate
                                             mutual fund company) and AIM Trimark
                                             Canada Fund Inc. (corporate mutual fund
                                             company), and 1371 Preferred Inc.
                                             (holding company); Director, Chairman,
                                             Chief Executive Officer and President,
                                             A I M Management Group Inc. (financial
                                             services holding company) and A I M
                                             Capital Management, Inc. (registered
                                             investment advisor); Director and
                                             President, INVESCO Funds Group, Inc.
                                             (registered investment advisor and
                                             register transfer agent) and AIM GP
                                             Canada Inc. (general partner for a
                                             limited partnership); Director, A I M
                                             Distributors, Inc. (registered broker
                                             dealer); Director and Chairman, AIM
                                             Investment Services, Inc. (registered
                                             transfer agent) and INVESCO
                                             Distributors, Inc. (registered broker
                                             dealer); Director, President and
                                             Chairman, IVZ Callco Inc. (holding
                                             company), INVESCO Inc. (holding company)
                                             and AIM Canada Holdings Inc. (holding
                                             company); Trustee, President and
                                             Principal Executive Officer of The AIM
                                             Family of Funds--Registered Trademark--
                                             (other than AIM Treasurer's Series
                                             Trust, Short-Term Investments Trust and
                                             Tax-Free Investments Trust); Trustee and
                                             Executive Vice President, The AIM Family
                                             of Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); and Manager,
                                             PowerShares Capital Management LLC

                                             Formerly: Director and Chairman, Fund
                                             Management Company (registered broker
                                             dealer); President and Principal
                                             Executive Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); Chairman, AIM
                                             Canada Holdings, Inc.; President, AIM
                                             Trimark Global Fund Inc. and AIM Trimark
                                             Canada Fund Inc.; and Director, Trimark
                                             Trust (federally regulated Canadian
                                             Trust Company)
-------------------------------------------------------------------------------------------------------------------------
 Independent Trustees
-------------------------------------------------------------------------------------------------------------------------

  Bruce L. Crockett -- 1944       2001       Chairman, Crockett Technology Associates  ACE Limited (insurance company);
  Trustee and Chair                          (technology consulting company)           and Captaris, Inc. (unified
                                                                                       messaging provider)
-------------------------------------------------------------------------------------------------------------------------

  Bob R. Baker -- 1936            2003       Retired                                   None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Frank S. Bayley -- 1939         1985       Retired                                   None
  Trustee                                    Formerly: Partner, law firm of Baker &
                                             McKenzie and Director, Badgley Funds,
                                             Inc. (registered investment company) (2
                                             portfolios)
-------------------------------------------------------------------------------------------------------------------------

  James T. Bunch -- 1942          2003       Founder, Green, Manning & Bunch Ltd.,     None
  Trustee                                    (investment banking firm)
                                             Formerly: Director, Policy Studies, Inc.
                                             and Van Gilder Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------

  Albert R. Dowden -- 1941        2001       Director of a number of public and        None
  Trustee                                    private business corporations, including
                                             the Boss Group Ltd. (private investment
                                             and management); Reich & Tang Funds
                                             (Chairman) (registered investment
                                             company) (7 portfolios), Daily Income
                                             Fund (4 portfolios), California Daily
                                             Tax Free Income Fund, Inc., Connecticut
                                             Daily Tax Free Income Fund, Inc. and New
                                             Jersey Daily Municipal Fund, Inc.,
                                             Annuity and Life Re (Holdings), Ltd.
                                             (insurance company), and Homeowners of
                                             America Holding Corporation (property
                                             casualty company)

                                             Formerly: Director, CompuDyne
                                             Corporation (provider of product and
                                             services to the public security market);
                                             Director, President and Chief Executive
                                             Officer, Volvo Group North America,
                                             Inc.; Senior Vice President, AB Volvo;
                                             Director of various affiliated Volvo
                                             companies; and Director, Magellan
                                             Insurance Company
-------------------------------------------------------------------------------------------------------------------------

  Jack M. Fields -- 1952          2001       Chief Executive Officer, Twenty First     Administaff
  Trustee                                    Century Group, Inc. (government affairs
                                             company); and Owner and Chief Executive
                                             Officer, Dos Angelos Ranch, L.P.
                                             (cattle, hunting, corporate
                                             entertainment)
                                             Formerly: Chief Executive Officer,
                                             Texana Timber LP (sustainable forestry
                                             company), and Discovery Global Education
                                             Fund (non-profit)

-------------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937         2001       Partner, law firm of Kramer Levin         Director, Reich & Tang Funds) (15
  Trustee                                    Naftalis and Frankel LLP                  portfolios)
-------------------------------------------------------------------------------------------------------------------------

  Prema Mathai-Davis -- 1950      2001       Formerly: Chief Executive Officer, YWCA   None
  Trustee                                    of the USA
-------------------------------------------------------------------------------------------------------------------------

  Lewis F. Pennock -- 1942        2001       Partner, law firm of Pennock & Cooper     None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Larry Soll -- 1942              2003       Retired                                   None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Raymond Stickel, Jr. -- 1944    2005       Retired                                   None
  Trustee                                    Formerly: Partner, Deloitte & Touche;
                                             and Director, Mainstay VP Series Funds,
                                             Inc. (25 portfolios)
-------------------------------------------------------------------------------------------------------------------------

(1) Mr. Flanagan was appointed as Trustee of the Trust on February 24, 2007. Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM Allocation Funds

                                                                                       OTHER
                                  TRUSTEE                                              TRUSTEESHIP(S)/
NAME, YEAR OF BIRTH AND           AND/OR                                               DIRECTORSHIP(S)
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   HELD BY TRUSTEE/
TRUST                             SINCE      DURING PAST 5 YEARS                       DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
 Other Officers
-------------------------------------------------------------------------------------------------------------------------

  Russell C. Burk -- 1958         2005       Senior Vice President and Senior Officer  N/A
  Senior Vice President and                  of The AIM Family of Funds--Registered
  Senior Officer                             Trademark--
                                             Formerly: Director of Compliance and
                                             Assistant General Counsel, ICON
                                             Advisers, Inc.; Financial Consultant,
                                             Merrill Lynch; General Counsel and
                                             Director of Compliance, ALPS Mutual
                                             Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------

  John M. Zerr -- 1962            2006       Director, Senior Vice President,          N/A
  Senior Vice President, Chief               Secretary and General Counsel, A I M
  Legal Officer and Secretary                Management Group Inc., A I M Advisors,
                                             Inc. and A I M Capital Management, Inc.;
                                             Director, Vice President and Secretary,
                                             AIM Investment Services, Inc. and
                                             INVESCO Distributors, Inc.; Director,
                                             Senior Vice President and Secretary,
                                             A I M Distributors, Inc.; Director and
                                             Vice President, INVESCO Funds Group
                                             Inc.; Senior Vice President, Chief Legal
                                             Officer and Secretary of The AIM Family
                                             of Funds--Registered Trademark--; and
                                             Manager, PowerShares Capital Management
                                             LLC

                                             Formerly: Director, Vice President and
                                             Secretary, Fund Management Company; Vice
                                             President, A I M Capital Management,
                                             Inc.; Chief Operating Officer, Senior
                                             Vice President, General Counsel and
                                             Secretary, Liberty Ridge Capital, Inc.
                                             (an investment adviser); Vice President
                                             and Secretary, PBHG Funds (an investment
                                             company); Vice President and Secretary,
                                             PBHG Insurance Series Fund (an
                                             investment company); General Counsel and
                                             Secretary, Pilgrim Baxter Value
                                             Investors (an investment adviser); Chief
                                             Operating Officer, General Counsel and
                                             Secretary, Old Mutual Investment
                                             Partners (a broker-dealer); General
                                             Counsel and Secretary, Old Mutual Fund
                                             Services (an administrator); General
                                             Counsel and Secretary, Old Mutual
                                             Shareholder Services (a shareholder
                                             servicing center); Executive Vice
                                             President, General Counsel and
                                             Secretary, Old Mutual Capital, Inc. (an
                                             investment adviser); and Vice President
                                             and Secretary, Old Mutual Advisors Funds
                                             (an investment company)
-------------------------------------------------------------------------------------------------------------------------

  Lisa O. Brinkley -- 1959        2004       Global Compliance Director, Invesco       N/A
  Vice President                             Ltd.; and Vice President of The AIM
                                             Family of Funds--Registered Trademark--

                                             Formerly: Senior Vice President, A I M
                                             Management Group Inc. (financial
                                             services holding company); Senior Vice
                                             President and Chief Compliance Officer,
                                             A I M Advisors, Inc. and The AIM Family
                                             of Funds--Registered Trademark--; Vice
                                             President and Chief Compliance Officer,
                                             A I M Capital Management, Inc. and A I M
                                             Distributors, Inc.; Vice President, AIM
                                             Investment Services, Inc. and Fund
                                             Management Company; Senior Vice
                                             President and Chief Compliance Officer
                                             of The AIM Family of Funds--Registered
                                             Trademark--; and Senior Vice President
                                             and Compliance Director, Delaware
                                             Investments Family of Funds
-------------------------------------------------------------------------------------------------------------------------

  Kevin M. Carome -- 1956         2003       General Counsel, Secretary and Senior
  Vice President                             Managing Director, Invesco Ltd.;
                                             Director and Secretary, Invesco Holding
                                             Company Limited, IVZ, Inc. and INVESCO
                                             Group Services, Inc.; Director, INVESCO
                                             Funds Group, Inc.; Secretary, INVESCO
                                             North American Holdings, Inc.; and Vice
                                             President of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Senior Managing Director,       N/A
                                             Invesco Holding Company Limited;
                                             Director, Senior Vice President,
                                             Secretary and General Counsel, A I M
                                             Management Group Inc. and A I M
                                             Advisors, Inc.; Senior Vice President,
                                             A I M Distributors, Inc.; Director,
                                             General Counsel and Vice President, Fund
                                             Management Company; Vice President,
                                             A I M Capital Management, Inc. and AIM
                                             Investment Services, Inc.; Senior Vice
                                             President, Chief Legal Officer and
                                             Secretary of The AIM Family of
                                             Funds--Registered Trademark--; Director
                                             and Vice President, INVESCO
                                             Distributors, Inc.; Chief Executive
                                             Officer and President, INVESCO Funds
                                             Group, Inc.; and Senior Vice President
                                             and General Counsel, Liberty Financial
                                             Companies, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Sidney M. Dilgren -- 1961       2004       Vice President, A I M Advisors, Inc. and  N/A
  Vice President, Principal                  A I M Capital Management, Inc.; and Vice
  Financial Officer and                      President, Treasurer and Principal
  Treasurer                                  Financial Officer of The AIM Family of
                                             Funds--Registered Trademark--
                                             Formerly: Fund Treasurer, A I M
                                             Advisors, Inc.; Senior Vice President,
                                             AIM Investment Services, Inc.; and Vice
                                             President, A I M Distributors, Inc.

-------------------------------------------------------------------------------------------------------------------------

  Karen Dunn Kelley -- 1960       2004       Head of Invesco's World Wide Fixed        N/A
  Vice President                             Income and Cash Management Group;
                                             Director of Cash Management and Senior
                                             Vice President, A I M Advisors, Inc. and
                                             A I M Capital Management, Inc; Executive
                                             Vice President, A I M Distributors,
                                             Inc.; Senior Vice President, A I M
                                             Management Group Inc.; Vice President,
                                             The AIM Family of Funds--Registered
                                             Trademark-- (other than AIM Treasurer's
                                             Series Trust, Short-Term Investments
                                             Trust and Tax-Free Investments Trust);
                                             and President and Principal Executive
                                             Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)
                                             Formerly: Director and President, Fund
                                             Management Company; Chief Cash
                                             Management Officer and Managing
                                             Director, A I M Capital Management,
                                             Inc.; Vice President, A I M Advisors,
                                             Inc. and The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)
-------------------------------------------------------------------------------------------------------------------------

  Lance A. Rejsek -- 1967         2005       Anti-Money Laundering Compliance          N/A
  Anti-Money Laundering                      Officer, A I M Advisors, Inc., A I M
  Compliance Officer                         Capital Management, Inc., A I M
                                             Distributors, Inc., AIM Investment
                                             Services, Inc., AIM Private Asset
                                             Management, Inc. and The AIM Family of
                                             Funds--Registered Trademark--
                                             Formerly: Anti-Money Laundering
                                             Compliance Officer, Fund Management
                                             Company; and Manager of the Fraud
                                             Prevention Department, AIM Investment
                                             Services, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Todd L. Spillane -- 1958        2006       Senior Vice President, A I M Management   N/A
  Chief Compliance Officer                   Group Inc.; Senior Vice President and
                                             Chief Compliance Officer, A I M
                                             Advisors, Inc. and A I M Capital
                                             Management, Inc.; Chief Compliance
                                             Officer of The AIM Family of
                                             Funds--Registered Trademark--, Invesco
                                             Global Asset Management (N.A.), Inc.,
                                             (registered investment advisor), Invesco
                                             Institutional (N.A.), Inc., (registered
                                             investment advisor), INVESCO Private
                                             Capital Investments, Inc. (holding
                                             company), Invesco Private Capital, Inc.
                                             (registered investment advisor) and
                                             Invesco Senior Secured Management, Inc.
                                             (registered investment advisor); and
                                             Vice President, A I M Distributors, Inc.
                                             and AIM Investment Services, Inc.

                                             Formerly: Vice President, A I M Capital
                                             Management, Inc. and Fund Management
                                             Company; Global Head of Product
                                             Development, AIG-Global Investment
                                             Group, Inc.; and Chief Compliance
                                             Officer and Deputy General Counsel,
                                             AIG-SunAmerica Asset Management
-------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust
1735 Market Street, 51st      & Frankel LLP            P.O. Box 4739            Company
Floor                         1177 Avenue of the       Houston, TX 77210-4739   225 Franklin Street
Philadelphia, PA 19103-7599   Americas                                          Boston, MA 02110-2801
                              New York, NY 10036-2714

                [EDELIVERY                   Fund holdings and proxy voting information
               GO PAPERLESS
       AIMINVESTMENTS.COM/EDELIVERY          The Fund provides a complete list of its
                 GRAPHIC]                    holdings four times in each fiscal year,
                                             at the quarter-ends. For the second and
REGISTER FOR EDELIVERY                       fourth quarters, the lists appear in the
                                             Fund's semiannual and annual reports to
eDelivery is the process of receiving your   shareholders. For the first and third
fund and account information via e-mail.     quarters, the Fund files the lists with
Once your quarterly statements, tax forms,   the Securities and Exchange Commission
fund reports, and prospectuses are           (SEC) on Form N-Q. The most recent list of
available, we will send you an e-mail        portfolio holdings is available at
notification containing links to these       AIMinvestments.com. From our home page,
documents. For security purposes, you will   click on Products & Performance, then
need to log in to your account to view       Mutual Funds, then Fund Overview. Select
your statements and tax forms.               your Fund from the drop-down menu and
                                             click on Complete Quarterly Holdings.
WHY SIGN UP?                                 Shareholders can also look up the Fund's
                                             Forms N-Q on the SEC Web site at sec.gov.
Register for eDelivery to:                   Copies of the Fund's Forms N-Q may be
                                             reviewed and copied at the SEC Public
o  save your Fund the cost of printing and   Reference Room in Washington, D.C. You can
   postage.                                  obtain information on the operation of the
                                             Public Reference Room, including
o  reduce the amount of paper you receive.   information about duplicating fee charges,
                                             by calling 202-942-8090 or 800-732-0330,
o  gain access to your documents faster by   or by electronic request at the following
   not waiting for the mail.                 e-mail address: publicinfo@sec.gov. The
                                             SEC file numbers for the Fund are
o  view your documents online anytime at     811-02699 and 002-57526.
   your convenience.
                                             A description of the policies and
o  save the documents to your personal       procedures that the Fund uses to determine
   computer or print them out for your       how to vote proxies relating to portfolio
   records.                                  securities is available without charge,
                                             upon request, from our Client Services
HOW DO I SIGN UP?                            department at 800-959-4246 or on the AIM
                                             Web site, AIMinvestments.com. On the home
It's easy. Just follow these simple steps:   page, scroll down and click on Proxy
                                             Policy. The information is also available
1. Log in to your account.                   on the SEC Web site, sec.gov.

2. Click on the "Service Center" tab.        Information regarding how the Fund voted
                                             proxies related to its portfolio
3. Select "Register for eDelivery" and       securities during the 12 months ended June
   complete the consent process.             30, 2007, is available at our Web site. Go
                                             to AIMinvestments.com, access the About Us
This AIM service is provided by AIM          tab, click on Required Notices and then
Investment Services, Inc.                    click on Proxy Voting Activity. Next,
                                             select the Fund from the drop-down menu.
                                             The information is also available on the
                                             SEC Web site, sec.gov.

                                             If used after April 20, 2008, this report
                                             must be accompanied by a Fund fact sheet
                                             or by an AIM Quarterly Performance Review
                                             for the most recent quarter-end. Mutual
                                             funds and exchange-traded funds
                                             distributed by A I M Distributors, Inc.

                                             AAS-AR-1   A I M Distributors, Inc.

                                                                [AIM INVESTMENTS LOGO]
                                                              -- REGISTERED TRADEMARK --

INTERNATIONAL/
GLOBAL EQUITY

International/Global Blend

                                                          AIM Global Equity Fund
                               Annual Report to Shareholders - December 31, 2007

Table of Contents

Letters to Shareholders..........    2
Performance Summary..............    4
Management Discussion............    4
Long-term Fund Performance.......    6
Supplemental Information.........    8
Schedule of Investments..........    9
Financial Statements.............   12
Notes to Financial Statements....   15
Financial Highlights.............   22
Auditor's Report.................   27
Fund Expenses....................   28
Tax Information..................   29               [COVER GLOBE IMAGE]
Trustees and Officers............   30

[AIM INVESTMENT SOLUTIONS]

        [GRAPHIC]   [GRAPHIC]
        [DOMESTIC     [FIXED
         EQUITY]     INCOME]

[GRAPHIC]   [GRAPHIC]     [GRAPHIC]
 [TARGET     [TARGET    [DIVERSIFIED
  RISK]     MATURITY]    PORTFOLIOS]

     [GRAPHIC]     [GRAPHIC]
      [SECTOR   [INTERNATIONAL/
      EQUITY]    GLOBAL EQUITY]

       [AIM INVESTMENTS LOGO]
     -- REGISTERED TRADEMARK --

AIM Global Equity Fund

                    Dear Shareholders:

                    I'm pleased to provide you with this report, which includes a discussion of how your Fund was managed during the period under review, and factors that affected its performance. The following pages contain important information that answers questions you may have about your investment.

[TAYLOR                Despite notable volatility at points throughout the year
PHOTO] ended December 31, 2007, major stock market indexes in the U.S. and abroad generally performed well. Reasons for their favorable performance included positive economic growth, particularly overseas; strong corporate profits; and action by the U.S. Federal Reserve Board (the Fed) to lower short-term interest rates, among other factors.

Philip Taylor          At its mid-September 2007 meeting, the Fed cut its
                    federal funds target rate for the first time since June 2003.(1) That cut followed 17 rate increases from June 2004 to June 2006(1) and was intended to address concerns about a weak housing market and problems in the subprime mortgage market, which some feared could adversely affect the U.S. economy. The Fed cut the federal funds target rate again in late October and mid-December in response to continued economic uncertainty.

                       This kind of uncertainty can affect equity, fixed-income
                    and other markets--often suddenly and sometimes dramatically. We can help you deal with market volatility by offering a broad range of mutual funds, including:

                    o  Domestic, global and international equity funds.

                    o  Taxable and tax-exempt fixed-income funds.

                    o Allocation portfolios, with risk/return characteristics to match your needs.

                    o AIM Independence Funds--target-maturity funds that combine retail mutual funds and PowerShares--REGISTERED TRADEMARK-- exchange-traded funds--with risk/return characteristics that change as your target retirement date nears.

                       I encourage you to talk with your financial advisor if
                    you have concerns about your portfolio. We believe in the value of working with a trusted financial advisor who can recommend AIM funds that are appropriate for your portfolio and that address your long-term investment goals and risk tolerance regardless of prevailing short-term market conditions.

                    In conclusion

                    In May, AIM Investments' parent company changed its name from AMVESCAP PLC to Invesco Ltd., uniting our worldwide operations and global expertise under a new name. While the name of our parent company may be new to you, I can assure you that AIM's commitment to excellent customer service remains unchanged. Our highly trained, courteous client service representatives are eager to answer your questions, provide you with product information or assist you with account transactions. I encourage you to give us an opportunity to serve you by calling us at 800-959-4246.

                       We at AIM are committed to helping you achieve your
                    financial goals. We work every day to earn your trust, and we're grateful for the confidence you've placed in us.

                    Sincerely,


                    /S/ PHILIP TAYLOR
                    ------------------------------
                    Philip Taylor
                    President - AIM Funds
                    CEO, AIM Investments

                    February 11, 2008

                    Source: (1) U.S. Federal Reserve Board

                    AIM Investments--REGISTERED TRADEMARK-- is a registered service mark of AIM Management Group Inc. AIM Advisors, Inc., AIM Capital Management, Inc., AIM Private Asset Management, Inc. and PowerShares Capital Management LLC are the investment advisors for the products and services represented by AIM Investments; they each provide investment advisory services to individual and institutional clients and do not sell securities. AIM Distributors, Inc. is the distributor for the retail mutual funds and U.S. institutional money market funds represented by AIM Investments and the exchange-traded funds managed by PowerShares Capital Management LLC. All entities are indirect wholly owned subsidiaries of Invesco Ltd.

AIM Global Equity Fund

                    Dear Fellow AIM Fund Shareholders:

                    The lines of communication are open: More than 250 of you
[CROCKETT           have responded to the invitation I extended in my previous
  PHOTO]            letter to complete an online survey, and more than 50
                    shareholders have contacted me directly by e-mail. When I could respond quickly and easily to a shareholder's specific concern I did, but the messages for the most part raised consistent issues that I respond to here.

                       I have received many suggestions, a few complaints, and
                    one offer to buy a gold mine! In general, your letters
                    expressed an appreciation for transparency, frankness and
Bruce L. Crockett   the opportunity to comment. Nevertheless, several sharehold-
                    ers found room for improvement in communications. Some would like more concise letters while others would prefer reports to be more customized for their particular information needs. With these reports going to tens of thousands of people, shareholder communications necessarily have to cover those issues common to a diverse population as well as the information required by law. The ability to change or further customize letters and reports is also affected by technology, timeliness and cost.

                       Online survey responders preferred electronic
                    communications to paper at a ratio of 63% to 37%. Direct responders expressed more of a preference for paper, especially for long reports. Electronic communications are more cost-effective than paper communications that have to be printed and mailed, so I encourage those who have resisted electronic communications to give them a try.

                       The correspondence shows that improving fund performance
                    and reducing shareholder costs remain the key shareholder concerns. Several letters noted individual funds where performance had changed for the better, while others remained dissatisfied with the returns from funds they hold. Although 75% of the online survey responders wanted to see more overall fund performance data in these letters, and 58% wanted more information on individual funds, Securities and Exchange Commission (SEC) and Financial Industry Regulatory Authority (FINRA) rules are very specific about the way fund performance can be discussed in print. Respect for those rules prevents me from commenting on individual funds or very recent results here, but I can assure you that your Board and all of its Investments subcommittees continue to work with AIM Investments to make improved performance a top priority for all fund managers.

                       Expense levels came up as another dominant issue, and no
                    respondent felt these were too low. Several shareholders questioned the need for 12b-1 fees, which cover the cost of distributing fund shares and thereby help the fund to attract new assets. Your Board reviews the funds' 12b-1 fees annually with the shareholders' best interests in mind. While your Board keeps its eye on containing or lowering these fees wherever possible, we also are mindful that 12b-1 fees may be necessary in order to maintain an effective distribution system for fund shares.

                       The value of communication between the Board and
                    shareholders has been noted within and beyond the AIM com-munity. In the online survey, 87% of the respondents felt it was either somewhat or very important to hear directly from the Board, with 55% saying it was very important. Morningstar--TRADEMARK--, the mutual fund tracking company, also commented favorably on this channel of communication in its fall 2007 update of fund stewardship grades, where AIM was one of fewer than 10 fund boards to get an A for board quality, according to BoardIQ (11/13/07).

                       In other news, Ruth Quigley retired from your Board at
                    the end of 2007, and we thank her for her many years of dedicated service. Larry Soll has assumed Ruth's place as a vice chair of the Investments Committee. The Valuation Committee, which Ruth used to chair, has been reorganized as the Valuation, Distribution and Proxy Oversight Committee under the chairmanship of Carl Frischling. The elevation of proxy oversight to standing committee status responds to suggestions from shareholders. In addition, Prema Mathi-Davis assumed my seat on the Governance Committee, and I moved to the Audit Committee.

                       Your Board looks forward to another year of diligent
                    effort on your behalf, and we are even more strongly motivated by your feedback. The invitation remains open to e-mail me at bruce@brucecrockett.com. I look forward to hearing from you.

                    Sincerely,

                    /S/ BRUCE L. CROCKETT
                    ------------------------------
                    Bruce L. Crockett
                    Independent Chair
                    AIM Funds Board of Trustees

                    February 11, 2008

AIM Global Equity Fund

Management's discussion of Fund performance                                               o Stocks should be selected on the merits
                                                                                          of each individual company.
=======================================================================================
PERFORMANCE SUMMARY                                                                       o Risk management is as important as stock
                                                                                          selection.
For the year ending December 31, 2007, AIM Global Equity Fund Class A shares
delivered a return of 5.19% at net asset value (NAV). However, the Fund                      Mindful of these principles, portfolio
underperformed its style-specific benchmark, the MSCI World Index, which returned         managers have developed a quantitative
9.04%. The information technology (IT) sector was the largest contributor to the          investment process with stock selection
Fund's positive return for the year, while underperformance versus the index was          and risk management as its two main
attributable to specific stocks in the utilities sector and our underexposure to          components.
energy stocks.
                                                                                          1. Our stock selection model
   Your Fund's long-term performance appears later in this report.
                                                                                          o We believe securities exhibit certain
FUND VS. INDEXES                                                                          qualities--such as growth and stability of
                                                                                          earnings, profitability and financial
Total returns, 12/31/06-12/31/07, at NAV. Performance shown does not include              strength--that identify them as probable
applicable CDSC or front-end sales charges, which would have reduced performance.         strong performers.

Class A Shares                                                                    5.19%   o Our model measures these qualities for
Class B Shares                                                                    4.33    each company in the Fund's global
Class C Shares                                                                    4.35    universe, taking into account that the
Class R Shares                                                                    4.91    significance of each quality varies
MSCI World Index(triangle) (Broad Market Index and Style-Specific Index)          9.04    depending on the industry and region.
Lipper Global Multi-Cap Core Funds Index(triangle) (Peer Group Index)             8.20
                                                                                          2. Our risk model
SOURCE: (triangle)LIPPER INC.
=======================================================================================   o Simultaneously, our risk model analyzes
                                                                                          how changes in economic factors such as
How we invest                                Our investment philosophy balances stock     interest rates, currencies and the price
                                             selection with risk management. To help      of oil will affect the stocks of companies
Our global equity investment strategy        mitigate geopolitical risk, the Fund owns    identified by our stock selection model.
gives your Fund primary exposure to          stocks across a variety of regions and
large-cap companies and secondary exposure   countries. We believe that a                 o We try to reduce the Fund's volatility
to mid-and small-cap firms. As part of our   geographically well-diversified portfolio    by creating a portfolio that pairs stocks
overall asset allocation strategy, the       helps minimize foreign exchange risk.        that benefit from an increase in a
Fund can complement domestic holdings with                                                specific economic factor with stocks that
exposure to both domestic and                   The Fund's investment philosophy is       benefit from a decrease in the same
international companies that are             based on three key principles:               factor. Our goal is to neutralize the
diversified by geography, sector and                                                      impact of these risk factors on the
market capitalization.                       o An investment process must be structured   overall portfolio.
                                             and disciplined.
                                                                                             We combine the results of these
                                                                                          analyses with a trading and transaction
                                                                                          cost analysis to construct a portfolio
                                                                                          that contains the optimal combination of
                                                                                          securities with potential to deliver
                                                                                          favorable returns without assuming
                                                                                          excessive risk.

==========================================   ==========================================   ==========================================
PORTFOLIO COMPOSITION                        TOP FIVE COUNTRIES*                          TOP 10 EQUITY HOLDINGS*

By sector
Financials                           20.4%   1. United States                     45.4%    1. JPMorgan Chase & Co.              2.9%
Information Technology               18.6    2. Germany                            8.3     2. Chevron Corp.                     2.9
Materials                            12.6    3. France                             6.2     3. Nestle S.A.                       2.8
Consumer Staples                      9.8    4. Japan                              6.2     4. Nokia Oyj                         2.6
Energy                                9.8    5. Australia                          5.5     5. BNP Paribas                       2.6
Health Care                           8.8    Total Net Assets           $516.24 million    6. Daimler A.G.                      2.5
Consumer Discretionary                7.7    Total Number of Holdings*              93     7. Westpac Banking Corp.             2.5
Utilities                             5.9                                                  8. Methanex Corp.                    2.4
Industrials                           4.4                                                  9. Tesco PLC                         2.4
U.S. Treasury Bills, Money Market                                                         10. Texas Instruments Inc.            2.3
Funds Plus Other Assets Less
Liabilities                           2.0

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*    Excluding money market fund holdings.
==========================================   ==========================================   ==========================================

AIM Global Equity Fund

   We consider selling or reducing our       upward but hurt consumers at the gas pump    Thank you for your continued investment in
holding of a particular stock if:            as the per-barrel oil price increased from   the AIM Global Equity Fund.
                                             $61.05 in December 2006 to $95.98 at the
o It no longer exhibits characteristics      close of 2007.(2) More broadly, rising oil   Sources: (1)Lipper Inc.;
that drive performance.                      costs hurt companies, who offset their                (2)Bloomberg L.P.;
                                             higher input costs by increasing consumer             (3)Bureau of Labor Statistics;
o Holding the security no longer provides    prices for finished goods. At fiscal year             (4)The Wall Street Journal
risk management benefits.                    end, the Fund was only modestly
                                             underweight in the energy sector versus      The views and opinions expressed in
Market conditions and your Fund              the style-specific benchmark. Contributors   management's discussion of Fund
                                             to Fund performance included Exxon Mobil     performance are those of AIM Advisors,
AIM Global Equity Fund delivered another     Corporation and Chevron Corporation, a new   Inc. These views and opinions are subject
year of positive results for shareholders.   Fund holding in 2007. The Fund also          to change at any time based on factors as
The Fund's performance lagged its            underperformed within the utilities          market and economic conditions. These
style-specific benchmark but was in line     sector, which staged a strong finish for     views and opinions may not be relied upon
with the domestic-only markets as measured   the year as investors rotated into the       as investment advice or recommendations,
by the S&P 500 Index, which returned         sector as a "flight to safety" following     or as an offer for a particular security.
5.49%.(1)                                    diminished economic prospects for 2008.      The information is not a complete analysis
                                                                                          of every aspect of any market, country,
   Global equities delivered generally          The Fund's top contributor for the year   industry, security or the Fund. Statements
strong results for 2007, despite increased   was Apple Inc. The company has               of fact are from sources considered
volatility in the latter half of the year.   historically designed, manufactured and      reliable, but AIM Advisors, Inc. makes no
Fueled by economic growth in China and       marketed personal computers and software     representation or warranty as to their
India, Asian equities continued to lead      but has in recent years expanded into        completeness or accuracy. Although
other major markets. Fiscal year 2007        other computer services and personal         historical performance is no guarantee of
marked the fifth year of an extended bull    devices such as the iPod--TRADEMARK-- and    future results, these insights may help
run for Asian stock markets, which have      iPhone--TRADEMARK--. This expansion has      you understand our investment management
outperformed the MSCI World Index every      allowed Apple to better leverage resources   philosophy.
year since 2003.(1) European equities also   across the organization and capitalize on
delivered attractive results for the year.   new areas of growth. The company's share          See important Fund and index
However, the markets started to show signs   of the global personal computer market            disclosures later in this report.
of weakness toward the latter half of the    continues to rise as a result of faster
year as the European Central Bank injected   processors and the October release of its             Derek S. Izuel
an unprecedented liquidity into the          Leopard operating system, which assists               Chartered Financial Analyst,
banking system as part of a global effort    users with running Microsoft applications.   [IZUEL   senior portfolio manager, is
to ease gridlock in credit markets.                                                        PHOTO]  lead manager of AIM Global Equity
                                                Moody's Corporation, a global provider             Fund. Mr. Izuel began his
   This turbulence in the credit markets     of credit ratings and research on            investment career in 1997. He earned a
was evident in the U.S. as a weakening       fixed-income securities and other debt       B.A. in computer science from the
residential housing market and increased     instruments, was a key detractor from        University of California-Berkeley and also
default rates on subprime mortgages led to   returns for the year. The company was        earned an M.B.A. from the University of
a broader liquidity crunch and took an       under pressure as investors worried about    Michigan.
especially large toll on the financials      a potential peak in credit markets, an
sector. Although the S&P 500 Index           indicator of a less robust growth                     Duy Nguyen
finished the year with positive returns,     environment for the firm. Moody's also                Chartered Financial Analyst,
the index hit its high for the year as       came under SEC scrutiny regarding a          [NGUYEN  portfolio manager, is manager of
late as October 9.(2) Then the markets       potential conflict of interest with fees      PHOTO]  AIM Global Equity Fund. Mr.
sold off during the last two months of       that bond issuers pay rating agencies to              Nguyen joined AIM in 2000. He
2007 as concerns mounted over the            grade their securities. The Fund no longer   earned a B.S. from The University of Texas
prospects for slower gross domestic          holds the stock.                             and an M.S. in finance from the University
product growth with higher inflation.                                                     of Houston.
Inflation, as measured by the consumer          At the end of 2007, the Fund's largest
price index, increased 4.1% in 2007,         overweight sectors were IT and materials.    Assisted by the Global Quantitative
largely due to energy costs, which were up   The largest underweight sectors included     Strategies Team
17.4%.(3) This represents the fastest        industrials and telecommunication
increase in almost two decades(4) and a      services. That being said, we believe the
sharp increase versus 2.5% in 2006.(3)       market is geared toward rewarding
                                             individual stock selection rather than
   The Fund's underexposure versus the       predictions of macroeconomic scenarios or
style-specific benchmark to the energy       large-scale trends.
sector was a key detractor from relative
returns. For the overall equity markets,        We believe that a systematic investment
strength within the energy sector            process that is consistently applied
represented both an opportunity and a        across market cycles is the best way to
headwind--it propelled energy stocks         meet your Fund's objective of long-term
                                             growth.

AIM Global Equity Fund

Your Fund's long-term performance

Past performance cannot guarantee            ment fees; performance of a market index     chart. The vertical axis, the one that
comparable future results.                   does not. Performance shown in the chart     indicates the dollar value of an
                                             and table(s) does not reflect deduction of   investment, is constructed with each
   The data shown in the chart include       taxes a shareholder would pay on Fund        segment representing a percent change in
reinvested distributions, applicable sales   distributions or sale of Fund shares.        the value of the investment. In this
charges, Fund expenses and management        Performance of the indexes does not          chart, each segment represents a doubling,
fees. Results for Class B shares are         reflect the effects of taxes.                or 100% change, in the value of the
calculated as if a hypothetical                                                           investment. In other words, the space
shareholder had liquidated his entire           This chart, which is a logarithmic        between $5,000 and $10,000 is the same
investment in the Fund at the close of the   chart, presents the fluctuations in the      size as the space between $10,000 and
reporting period and paid the applicable     value of the Fund and its indexes. We        $20,000, and so on.
contingent deferred sales charges. Index     believe that a logarithmic chart is more
results include reinvested dividends, but    effective than other types of charts in
they do not reflect sales charges.           illustrating changes in value during the
Performance of an index of funds reflects    early years shown in the
fund expenses and manage-

====================================================================================================================================
Continued from page 8
                                             o Industry classifications used in this      o The Chartered Financial
                                             report are generally according to the        Analyst--REGISTERED TRADEMARK--
                                             Global Industry Classification Standard,     (CFA--REGISTERED TRADEMARK--) des-
                                             which was developed by and is the            ignation is a globally recognized standard
                                             exclusive property and a service mark of     for measuring the competence and integrity
                                             Morgan Stanley Capital International Inc.    of investment professionals.
                                             and Standard & Poor's.

====================================================================================================================================
                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT
INDEX DATA FROM 8/31/97, FUND DATA FROM 9/15/97

                                                AIM GLOBAL EQUITY     AIM GLOBAL EQUITY    MSCI WORLD
                                       DATE    FUND-CLASS A SHARES   FUND-CLASS B SHARES    INDEX(1)

                                     8/31/97                                                 $10000
                                        9/97          $ 9648                $10201            10542
                                       10/97            9243                  9773             9985
                                       11/97            9103                  9624            10160
                                       12/97            9196                  9716            10282
                                        1/98            8963                  9470            10567
                                        2/98            9698                 10239            11280
                                        3/98           10217                 10778            11755
                                        4/98           10321                 10888            11868
                                        5/98           10070                 10622            11717
                                        6/98           10251                 10797            11994
                                        7/98           10027                 10568            11973
                                        8/98            8314                  8756            10374
                                        9/98            8418                  8866            10556
                                       10/98            8790                  9241            11508
                                       11/98            9344                  9827            12191
                                       12/98           10059                 10575            12785
                                        1/99           10401                 10927            13063
                                        2/99           10049                 10556            12713
                                        3/99           10576                 11103            13241
                                        4/99           11190                 11743            13761
                                        5/99           10769                 11298            13256
                                        6/99           11453                 12012            13873
                                        7/99           11339                 11891            13829
                                        8/99           11259                 11808            13803
                                        9/99           11382                 11929            13667
                                       10/99           12128                 12708            14376
                                       11/99           13234                 13856            14778
                                       12/99           15280                 15988            15973
                                        1/00           14505                 15179            15056
                                        2/00           15522                 16223            15095
                                        3/00           15551                 16263            16136
                                        4/00           14642                 15291            15452
                                        5/00           14012                 14636            15059
                                        6/00           14574                 15210            15564
                                        7/00           14313                 14933            15124
                                        8/00           15504                 16171            15614
                                        9/00           14865                 15495            14782
                                       10/00           13694                 14267            14533
                                       11/00           13064                 13602            13649
                                       12/00           14075                 14660            13868
                                        1/01           13557                 14113            14135
                                        2/01           12712                 13220            12939
                                        3/01           11709                 12181            12087
                                        4/01           12627                 13131            12977
                                        5/01           12553                 13052            12808
                                        6/01           12225                 12694            12405
                                        7/01           11993                 12448            12239
                                        8/01           11655                 12102            11650
                                        9/01           10630                 11041            10622
                                       10/01           10936                 11353            10825
                                       11/01           11285                 11711            11464
                                       12/01           11676                 12104            11535
                                        1/02           11390                 11813            11184
                                        2/02           11454                 11869            11086
                                        3/02           11995                 12431            11596
                                        4/02           12112                 12543            11180
                                        5/02           12165                 12588            11199
                                        6/02           11826                 12240            10518
                                        7/02           10881                 11252             9630
                                        8/02           10912                 11286             9647
                                        9/02           10106                 10434             8585
                                       10/02           10584                 10928             9217
                                       11/02           10892                 11241             9713
                                       12/02           10563                 10894             9241
                                        1/03           10457                 10782             8959
                                        2/03           10266                 10580             8802
                                        3/03           10266                 10580             8773
====================================================================================================================================

                                                                                                              SOURCE: (1)LIPPER INC.

====================================================================================================================================
                                                          [MOUNTAIN CHART]

                                        4/03           10988                 11321             9551
                                        5/03           11773                 12118            10095
                                        6/03           11953                 12308            10268
                                        7/03           12452                 12813            10475
                                        8/03           12759                 13126            10700
                                        9/03           12759                 13115            10765
                                       10/03           13566                 13933            11402
                                       11/03           14001                 14393            11575
                                       12/03           14523                 14911            12300
                                        1/04           14932                 15319            12497
                                        2/04           15232                 15626            12707
                                        3/04           15264                 15660            12622
                                        4/04           14995                 15366            12364
                                        5/04           15305                 15695            12467
                                        6/04           15734                 16126            12733
                                        7/04           15251                 15615            12317
                                        8/04           15272                 15638            12371
                                        9/04           15798                 16161            12605
                                       10/04           16077                 16444            12914
                                       11/04           16989                 17374            13592
                                       12/04           17665                 18055            14111
                                        1/05           17428                 17792            13793
                                        2/05           18218                 18592            14230
                                        3/05           17970                 18330            13955
                                        4/05           17350                 17685            13650
                                        5/05           17723                 18067            13892
                                        6/05           17881                 18210            14012
                                        7/05           18467                 18796            14502
                                        8/05           18366                 18689            14611
                                        9/05           18660                 18964            14991
                                       10/05           18141                 18425            14627
                                       11/05           18750                 19046            15114
                                       12/05           19332                 19616            15449
                                        1/06           20414                 20694            16139
                                        2/06           20475                 20761            16115
                                        3/06           20948                 21222            16469
                                        4/06           21445                 21708            16969
                                        5/06           20712                 20959            16390
                                        6/06           20799                 21038            16385
                                        7/06           20599                 20815            16487
                                        8/06           21110                 21315            16915
                                        9/06           21148                 21340            17117
                                       10/06           21932                 22115            17745
                                       11/06           22478                 22668            18180
                                       12/06           22982                 23153            18549
                                        1/07           23485                 23639            18768
                                        2/07           23248                 23389            18671
                                        3/07           23583                 23714            19012
                                        4/07           24686                 24802            19851
                                        5/07           25301                 25405            20407
                                        6/07           24939                 25021            20250
                                        7/07           24465                 24536            19801
                                        8/07           24409                 24448            19786
                                        9/07           25261                 25301            20727
                                       10/07           26322                 26346            21363
                                       11/07           24590                 24594            20490
                                       12/07           24171                 24565            20225
====================================================================================================================================

AIM Global Equity Fund

==========================================   AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT
AVERAGE ANNUAL TOTAL RETURNS                 YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL
                                             SHARES.
As of 12/31/07, including maximum
applicable sales charges                        THE TOTAL ANNUAL FUND OPERATING EXPENSE
                                             RATIO SET FORTH IN THE MOST RECENT FUND
CLASS A SHARES                               PROSPECTUS AS OF THE DATE OF THIS REPORT
Inception (9/15/97)                  8.95%   FOR CLASS A, CLASS B, CLASS C AND CLASS R
10 Years                             9.53    SHARES WAS 1.46%, 2.21%, 2.21% AND 1.71%,
 5 Years                            16.68    RESPECTIVELY. THE EXPENSE RATIOS PRESENTED
 1 Year                             -0.60    ABOVE MAY VARY FROM THE EXPENSE RATIOS
                                             PRESENTED IN OTHER SECTIONS OF THIS REPORT
CLASS B SHARES                               THAT ARE BASED ON EXPENSES INCURRED DURING
Inception (9/15/97)                  9.12%   THE PERIOD COVERED BY THIS REPORT.
10 Years                             9.70
 5 Years                            17.05       CLASS A SHARE PERFORMANCE REFLECTS THE
 1 Year                             -0.13    MAXIMUM 5.50% SALES CHARGE, AND CLASS B
                                             AND CLASS C SHARE PERFORMANCE REFLECTS THE
CLASS C SHARES                               APPLICABLE CONTINGENT DEFERRED SALES
Inception (1/2/98)                  9.55%    CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE
 5 Years                            17.24    CDSC ON CLASS B SHARES DECLINES FROM 5%
 1 Year                              3.46    BEGINNING AT THE TIME OF PURCHASE TO 0% AT
                                             THE BEGINNING OF THE SEVENTH YEAR. THE
CLASS R SHARES                               CDSC ON CLASS C SHARES IS 1% FOR THE FIRST
10 Years                             9.96%   YEAR AFTER PURCHASE. CLASS R SHARES DO NOT
 5 Years                            17.79    HAVE A FRONT-END SALES CHARGE; RETURNS
 1 Year                              4.91    SHOWN ARE AT NET ASSET VALUE AND DO NOT
==========================================   REFLECT A 0.75% CDSC THAT MAY BE IMPOSED
                                             ON A TOTAL REDEMPTION OF RETIREMENT PLAN
CLASS R SHARES' inception date is October    ASSETS WITHIN THE FIRST YEAR.
31, 2005. Returns since that date are
historical RETURNS. ALL OTHER RETURNS ARE       THE PERFORMANCE OF THE FUND's share
BLENDED RETURNS OF HISTORICAL CLASS R        classes will differ primarily due to
SHARE PERFORMANCE AND RESTATED CLASS A       different sales CHARGE STRUCTURES AND
SHARE PERFORMANCE (FOR PERIODS PRIOR TO      CLASS EXPENSES.
THE INCEPTION DATE OF CLASS R SHARES) AT
NET ASSET VALUE, ADJUSTED TO REFLECT THE        A REDEMPTION FEE OF 2% WILL BE IMPOSED
HIGHER RULE 12B-1 FEES APPLICABLE TO CLASS   ON CERTAIN REDEMPTIONS OR EXCHANGES OUT OF
R SHARES. CLASS A SHARES' inception date     THE FUND WITHIN 30 DAYS OF PURCHASE.
is September 15, 1997.                       EXCEPTIONS TO THE REDEMPTION FEE ARE
                                             LISTED IN THE FUND's PROSPECTUS.
   THE PERFORMANCE DATA QUOTED REPRESENT
PAST PERFORMANCE AND CANNOT GUARANTEE
COMPARABLE FUTURE RESULTS; CURRENT
PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE
VISIT AIMINVESTMENTS.COM FOR THE MOST
RECENT MONTH-END PERFORMANCE. PERFORMANCE
FIGURES REFLECT REINVESTED DISTRIBUTIONS,                                                 ==========================================
CHANGES IN NET ASSET VALUE AND THE EFFECT                                                 FOR A DISCUSSION OF THE RISKS OF INVESTING
OF THE MAXIMUM SALES CHARGE UNLESS                                                        IN YOUR FUND AND INDEXES USED IN THIS
OTHERWISE STATED. INVESTMENT RETURN                                                       REPORT, PLEASE TURN THE PAGE.
                                                                                          ==========================================

AIM Global Equity Fund

AIM GLOBAL EQUITY FUND'S INVESTMENT OBJECTIVE IS TO PROVIDE LONG-TERM GROWTH OF CAPITAL.

o Unless otherwise stated, information presented in this report is as of December 31, 2007, and is based on total net assets.

o Unless otherwise noted, all data in this report are from A I M Management Group Inc.

About share classes                          o Investing in developing countries can      o The LIPPER GLOBAL MULTI-CAP CORE FUNDS
                                             add additional risk, such as high rates of   INDEX is an equally weighted
o Class B shares are not available as an     inflation or sharply devalued currencies     representation of the largest funds in the
investment for retirement plans maintained   against the U.S. dollar. Transaction costs   Lipper Global Multi-Cap Core Funds
pursuant to Section 401 of the Internal      are often higher, and there may be delays    category. These funds typically have an
Revenue Code, including 401(k) plans,        in settlement procedures.                    average price-to-cash flow ratio,
money purchase pension plans and profit                                                   price-to-book ratio, and three-year
sharing plans. Plans that had existing       o Prices of equity securities change in      sales-per-share growth value, compared to
accounts invested in Class B shares prior    response to many factors including the       the S&P/Citigroup BMI.
to September 30, 2003, will continue to be   historical and prospective earnings of the
allowed to make additional purchases.        issuer, the value of its assets, general     o The S&P 500--registered trademark--
                                             economic conditions, interest rates,         Index is a market capitalization-weighted
o Class R shares are available only to       investor perceptions and market liquidity.   index covering all major areas of the U.S.
certain retirement plans. Please see the                                                  economy. It is not the 500 largest
prospectus for more information.             o Foreign securities have additional         companies, but rather the most widely held
                                             risks, including exchange rate changes,      500 companies chosen with respect to
Principal risks of investing in the Fund     political and economic upheaval, the         market size, liquidity and their industry.
                                             relative lack of information, relatively
o Portfolio turnover is greater than most    low market liquidity, and the potential      o The Fund is not managed to track the
funds, which may affect the Fund's           lack of strict financial and accounting      performance of any particular index,
performance due to higher brokerage          controls and standards.                      including the indexes defined here, and
commissions. Active trading may also                                                      consequently, the performance of the Fund
increase short-term gains and losses,        o Interest rate risk refers to the risk      may deviate significantly from the
which may also result in taxable gain        that bond prices generally fall as           performance of the indexes.
distributions to the Fund's shareholders.    interest rates rise; conversely, bond
                                             prices generally rise as interest rates      o A direct investment cannot be made in an
o The value of convertible securities in     fall.                                        index. Unless otherwise indicated, index
which the Fund invests may be affected by                                                 results include reinvested dividends, and
market interest rates--the risk that the     o The Fund may use enhanced investment       they do not reflect sales charges.
issuer may default on interest or            techniques such as leveraging and            Performance of an index of funds reflects
principal payments and the value of the      derivatives. Leveraging entails risks such   fund expenses; performance of a market
underlying common stock into which these     as magnifying changes in the value of the    index does not.
securities may be converted may decline as   portfolio's securities. Derivatives are
a result.                                    subject to counter-party risk--the risk      Other information
                                             that the other party will not complete the
o Credit risk is the risk of loss on an      transaction with the Fund.                   o The returns shown in the management's
investment due to the deterioration of an                                                 discussion of Fund performance are based
issuer's financial health. Such a            o There is no guarantee that the             on net asset values calculated for
deterioration of financial health may        investment techniques and risk analyses      shareholder transactions. Generally
result in a reduction of the credit rating   used by the Fund's portfolio managers will   accepted accounting principles require
of the issuer's securities and may lead to   produce the desired results.                 adjustments to be made to the net assets
the issuer's inability to honor its                                                       of the Fund at period end for financial
contractual obligations, including making    o The prices of securities held by the       reporting purposes, and as such, the net
timely payment of interest and principal.    Fund may decline in response to market       asset values for shareholder transactions
                                             risks.                                       and the returns based on those net asset
o The Fund is subject to currency/exchange                                                values may differ from the net asset
rate risk because it may buy or sell         About indexes used in this report            values and returns reported in the
currencies other than the U.S. dollar.                                                    Financial Highlights.
                                             o The MSCI WORLD INDEX--SERVICE MARK-- is
                                             a free float-adjusted market
                                             capitalization index that is designed to
                                             measure global developed market equity
                                             performance.
=======================================================================================                          Continued on page 6
                                                                                          ==========================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS,     FUND NASDAQ SYMBOLS
WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.
INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.                                      Class A Shares                       GTNDX
=======================================================================================   Class B Shares                       GNDBX
                                                                                          Class C Shares                       GNDCX
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE                                     Class R Shares                       GTNRX
AIMINVESTMENTS.COM                                                                        ==========================================

AIM Global Equity Fund

SCHEDULE OF INVESTMENTS(a)

December 31, 2007


                                                 SHARES         VALUE
-------------------------------------------------------------------------
FOREIGN COMMON STOCKS-52.85%

AUSTRALIA-5.52%

Commonwealth Bank of Australia (Diversified
  Banks)(b)                                        181,552   $  9,354,472
-------------------------------------------------------------------------
Westpac Banking Corp. (Diversified Banks)(b)       530,666     12,898,939
-------------------------------------------------------------------------
Zinifex Ltd. (Diversified Metals & Mining)(b)      579,235      6,230,373
=========================================================================
                                                               28,483,784
=========================================================================

BELGIUM-2.55%

Dexia SA (Diversified Banks)(b)                    394,561      9,898,290
-------------------------------------------------------------------------
EVS Broadcast Equipment S.A. (Communications
  Equipment)(b)                                     21,494      2,489,344
-------------------------------------------------------------------------
Fortis (Other Diversified Financial
  Services)(b)                                      29,427        766,456
=========================================================================
                                                               13,154,090
=========================================================================

CANADA-5.08%

Methanex Corp. (Commodity Chemicals)               452,500     12,477,106
-------------------------------------------------------------------------
Metro Inc (Food Retail)                            337,800      9,025,450
-------------------------------------------------------------------------
Research in Motion Ltd (Communications
  Equipment)(c)                                     41,500      4,704,197
=========================================================================
                                                               26,206,753
=========================================================================

DENMARK-1.41%

A.S. Dampsskibsselskabet Torm (Oil & Gas
  Storage & Transportation)(b)(d)                  132,250      4,597,179
-------------------------------------------------------------------------
Novo Nordisk A.S.-Class B
  (Pharmaceuticals)(b)                              40,800      2,658,379
=========================================================================
                                                                7,255,558
=========================================================================

FINLAND-2.58%

Nokia Oyj (Communications Equipment)(b)            347,050     13,338,288
=========================================================================

FRANCE-6.16%

Axa (Multi-Line Insurance)(b)                      215,951      8,582,497
-------------------------------------------------------------------------
BNP Paribas (Diversified Banks)(b)                 124,154     13,321,282
-------------------------------------------------------------------------
Electricite de France (Electric Utilities)(b)        9,813      1,160,739
-------------------------------------------------------------------------
Rallye S.A. (Food Retail)(b)(d)                     85,727      6,051,869
-------------------------------------------------------------------------
UbiSoft Entertainment S.A. (Home
  Entertainment Software)(b)(c)                     26,815      2,697,741
=========================================================================
                                                               31,814,128
=========================================================================

GERMANY-8.34%

Altana A.G. (Specialty Chemicals)(b)               163,690      3,950,756
-------------------------------------------------------------------------
BASF A.G. (Diversified Chemicals)(b)                27,932      4,120,421
-------------------------------------------------------------------------
Daimler A.G. (Automobile Manufacturers)(b)         135,782     13,127,870
-------------------------------------------------------------------------
Deutsche Bank A.G. (Diversified Capital
  Markets)(b)(c)                                    35,396      4,570,036
-------------------------------------------------------------------------

                                                 SHARES         VALUE
-------------------------------------------------------------------------

GERMANY-(CONTINUED)

Norddeutsche Affinerie A.G. (Diversified
  Metals & Mining)(b)(d)                           240,687   $  9,301,413
-------------------------------------------------------------------------
Volkswagen A.G. (Automobile
  Manufacturers)(b)(d)                              35,269      8,008,728
=========================================================================
                                                               43,079,224
=========================================================================

HONG KONG-0.17%

Orient Overseas International Ltd.
  (Marine)(b)                                       59,000        433,173
-------------------------------------------------------------------------
Seaspan Corp (Marine)(d)                            17,700        433,473
=========================================================================
                                                                  866,646
=========================================================================

ITALY-1.43%

Eni S.p.A. (Integrated Oil & Gas)(b)               202,266      7,356,278
=========================================================================

JAPAN-6.15%

Chuo Mitsui Trust Holdings (Diversified
  Banks)(b)                                        707,000      5,493,002
-------------------------------------------------------------------------
Circle K Sunkus Co., Ltd. (Food Retail)(d)          83,800      1,244,461
-------------------------------------------------------------------------
Funai Electric Co., Ltd. (Consumer
  Electronics)(b)(d)                               241,100     10,436,252
-------------------------------------------------------------------------
Matsushita Electric Industrial Co., Ltd.
  (Consumer Electronics)(b)                         97,000      1,989,270
-------------------------------------------------------------------------
Nissan Shatai Co., Ltd. (Auto Parts &
  Equipment)(b)                                     66,000        536,245
-------------------------------------------------------------------------
Resona Holdings, Inc. (Regional Banks)(b)(d)         1,542      2,827,813
-------------------------------------------------------------------------
Takeda Pharmaceutical Co. Ltd.
  (Pharmaceuticals)(b)                              94,900      5,561,041
-------------------------------------------------------------------------
Tohoku Electric Power Co., Inc. (Electric
  Utilities)(b)                                     14,800        334,658
-------------------------------------------------------------------------
Trans Cosmos Inc. (Data Processing &
  Outsourced Services)(d)                           54,000        637,175
-------------------------------------------------------------------------
Yodogawa Steel Works, Ltd. (Steel)(b)(d)           526,000      2,688,297
=========================================================================
                                                               31,748,214
=========================================================================

NETHERLANDS-2.08%

Aegon N.V. (Life & Health Insurance)(b)             35,681        624,846
-------------------------------------------------------------------------
Heineken Holding N.V. (Brewers)(b)                  46,313      2,604,475
-------------------------------------------------------------------------
Heineken N.V. (Brewers)(b)                          13,767        885,024
-------------------------------------------------------------------------
ING Groep N.V. (Other Diversified Financial
  Services)(b)                                     170,348      6,636,839
=========================================================================
                                                               10,751,184
=========================================================================

POLAND-0.67%

KGHM Polska Miedz S.A. (Diversified Metals &
  Mining)(b)                                        81,800      3,469,443
=========================================================================

SINGAPORE-0.13%

Wing Tai Holdings Ltd. (Real Estate
  Management & Development)(b)                     358,000        660,868
=========================================================================

AIM Global Equity Fund


                                                 SHARES         VALUE
-------------------------------------------------------------------------

SOUTH KOREA-0.60%

S-Oil Corp. (Oil & Gas Refining &
  Marketing)(b)                                     36,977   $  3,111,867
=========================================================================

SWEDEN-0.49%

Industrivarden A.B.-Class C (Multi-Sector
  Holdings)(b)(d)                                  158,800      2,544,815
=========================================================================

SWITZERLAND-2.79%

Nestle S.A. (Packaged Foods & Meats)(b)             31,497     14,416,438
=========================================================================

TAIWAN-1.77%

China Steel Corp. (Steel)(b)                     6,115,757      8,146,749
-------------------------------------------------------------------------
Formosa Petrochemical Corp. (Oil & Gas
  Refining & Marketing)(b)                         332,000        988,473
=========================================================================
                                                                9,135,222
=========================================================================

UNITED KINGDOM-4.93%

Antofagasta PLC (Diversified Metals &
  Mining)(b)                                       226,039      3,188,759
-------------------------------------------------------------------------
British Energy Group PLC (Electric
  Utilities)(b)                                    909,939      9,857,935
-------------------------------------------------------------------------
Tesco PLC (Food Retail)(b)                       1,316,055     12,404,002
=========================================================================
                                                               25,450,696
=========================================================================
    Total Foreign Common Stocks (Cost
      $266,671,017)                                           272,843,496
=========================================================================

DOMESTIC COMMON STOCKS-45.11%

AEROSPACE & DEFENSE-2.53%

Lockheed Martin Corp.                              106,199     11,178,507
-------------------------------------------------------------------------
Northrop Grumman Corp.                              23,628      1,858,106
=========================================================================
                                                               13,036,613
=========================================================================

AIRLINES-1.44%

Continental Airlines, Inc.-Class B(c)               54,515      1,212,959
-------------------------------------------------------------------------
UAL Corp.(c)                                       175,149      6,245,813
=========================================================================
                                                                7,458,772
=========================================================================

COMMUNICATIONS EQUIPMENT-0.49%

QUALCOMM Inc.                                       63,940      2,516,039
=========================================================================

COMPUTER & ELECTRONICS RETAIL-0.14%

RadioShack Corp.(d)                                 42,583        717,949
=========================================================================

COMPUTER HARDWARE-3.51%

Apple Inc.(c)                                       34,376      6,809,198
-------------------------------------------------------------------------
International Business Machines Corp.              104,505     11,296,990
=========================================================================
                                                               18,106,188
=========================================================================

CONSTRUCTION & ENGINEERING-0.07%

Perini Corp.(c)                                      8,279        342,916
=========================================================================

CONSUMER FINANCE-0.42%

Capital One Financial Corp.                         36,837      1,740,917
-------------------------------------------------------------------------
Discover Financial Services                         29,290        441,693
=========================================================================
                                                                2,182,610
=========================================================================

                                                 SHARES         VALUE
-------------------------------------------------------------------------


DATA PROCESSING & OUTSOURCED SERVICES-2.05%

DST Systems, Inc.(c)                               128,383   $ 10,598,017
=========================================================================

FOOD RETAIL-0.54%

SUPERVALU Inc.                                      74,922      2,811,073
=========================================================================

GAS UTILITIES-3.69%

Energen Corp.                                      140,199      9,004,982
-------------------------------------------------------------------------
Southern Union Co.                                 342,750     10,063,140
=========================================================================
                                                               19,068,122
=========================================================================

HEALTH CARE DISTRIBUTORS-1.48%

AmerisourceBergen Corp.                             23,323      1,046,503
-------------------------------------------------------------------------
McKesson Corp.                                     100,598      6,590,175
=========================================================================
                                                                7,636,678
=========================================================================

HEALTH CARE EQUIPMENT-1.47%

IDEXX Laboratories, Inc.(c)                        129,618      7,599,503
=========================================================================

HEALTH CARE SUPPLIES-0.16%

Alcon, Inc.(c)(d)                                    5,649        808,033
=========================================================================

HOUSEHOLD PRODUCTS-0.23%

Energizer Holdings, Inc.(c)                         10,443      1,170,974
=========================================================================

INDUSTRIAL CONGLOMERATES-0.14%

Tyco International Ltd.                             18,729        742,605
=========================================================================

INTEGRATED OIL & GAS-4.85%

Chevron Corp.                                      160,682     14,996,451
-------------------------------------------------------------------------
Exxon Mobil Corp.                                  107,256     10,048,815
=========================================================================
                                                               25,045,266
=========================================================================

INTERNET RETAIL-0.88%

Blue Nile, Inc.(c)(d)                               66,984      4,558,931
=========================================================================

INVESTMENT BANKING & BROKERAGE-1.80%

Goldman Sachs Group, Inc. (The)                     43,141      9,277,472
=========================================================================

IT CONSULTING & OTHER SERVICES-3.38%

Accenture Ltd.-Class A                             175,736      6,331,768
-------------------------------------------------------------------------
SAIC, Inc.(c)                                      553,438     11,135,173
=========================================================================
                                                               17,466,941
=========================================================================

LEISURE PRODUCTS-0.11%

JAKKS Pacific, Inc.(c)                              24,232        572,117
=========================================================================

MANAGED HEALTH CARE-3.66%

Aetna Inc.                                          81,981      4,732,763
-------------------------------------------------------------------------
AMERIGROUP Corp.(c)                                160,845      5,862,800
-------------------------------------------------------------------------
Coventry Health Care, Inc.(c)                       15,585        923,411
-------------------------------------------------------------------------
Humana Inc.(d)                                      25,452      1,916,790
-------------------------------------------------------------------------
Molina Healthcare Inc.(c)(d)                       141,132      5,461,809
=========================================================================
                                                               18,897,573
=========================================================================

AIM Global Equity Fund


                                                 SHARES         VALUE
-------------------------------------------------------------------------

OIL & GAS EQUIPMENT & SERVICES-0.47%

Cameron International Corp.(c)                      50,630   $  2,436,822
=========================================================================

OIL & GAS REFINING & MARKETING-1.39%

Valero Energy Corp.                                102,174      7,155,245
=========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-2.94%

JPMorgan Chase & Co.                               348,192     15,198,581
=========================================================================

PHARMACEUTICALS-0.42%

Endo Pharmaceuticals Holdings Inc.(c)               81,375      2,170,271
=========================================================================

SEMICONDUCTORS-2.32%

Texas Instruments Inc.                             358,111     11,960,907
=========================================================================

STEEL-2.23%

Reliance Steel & Aluminum Co.                      212,184     11,500,373
=========================================================================

SYSTEMS SOFTWARE-2.23%

Microsoft Corp.                                    323,055     11,500,758
=========================================================================

THRIFTS & MORTGAGE FINANCE-0.07%

Corus Bankshares, Inc.(d)                           33,407        356,453
=========================================================================
    Total Domestic Common Stocks (Cost
      $224,456,198)                                           232,893,802
=========================================================================

                                                 SHARES         VALUE
-------------------------------------------------------------------------


                                                PRINCIPAL
                                                 AMOUNT         VALUE
-------------------------------------------------------------------------
U.S. TREASURY BILLS-0.32%

U.S. Treasury Bill 3.12%, 01/10/08 (Cost
  $849,171)(e)                                 $   850,000(f) $    849,171
-------------------------------------------------------------------------
U.S. Treasury Bill 4.11%, 04/03/08 (Cost
  $791,527)(e)(g)                                  800,000(f)      793,344
=========================================================================
    Total U.S. Treasury Securities (Cost
      $1,640,698)                                               1,642,515
=========================================================================

                                                 SHARES
MONEY MARKET FUNDS-1.66%

Liquid Assets Portfolio-Institutional
  Class(h)                                       4,277,781      4,277,781
-------------------------------------------------------------------------
Premier Portfolio-Institutional Class(h)         4,277,781      4,277,781
=========================================================================
    Total Money Market Funds (Cost
      $8,555,562)                                               8,555,562
=========================================================================
TOTAL INVESTMENTS (excluding investments
  purchased with cash collateral from
  securities on loan)-99.94% (Cost
  $501,323,475)                                               515,935,375
=========================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES ON LOAN MONEY MARKET
  FUNDS-6.56%

Liquid Assets Portfolio-Institutional Class
  (Cost $33,855,193)(h)(i)                      33,855,193     33,855,193
=========================================================================
TOTAL INVESTMENTS-106.50% (Cost $535,178,668)                 549,790,568
=========================================================================
OTHER ASSETS LESS LIABILITIES-(6.50)%                         (33,554,543)
=========================================================================
NET ASSETS-100.00%                                           $516,236,025
_________________________________________________________________________
=========================================================================

Notes to Schedule of Investments:

(a) Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.
(b) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate value of these securities at December 31, 2007 was $244,321,634, which represented 47.33% of the Fund's Net Assets. See Note 1A.
(c) Non-income producing security.
(d) All or a portion of this security was out on loan at December 31, 2007.
(e) Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(f) All or a portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 1L and Note 9.
(g) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The value of this security at December 31, 2007 represented 0.15% of the Fund's Net Assets. See Note 1A.
(h) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(i) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Global Equity Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS:

Investments, at value (Cost $492,767,913)*     $507,379,813
-----------------------------------------------------------
Investments in affiliated money market funds
  (Cost $42,410,755)                             42,410,755
-----------------------------------------------------------
Total investments (Cost $535,178,668)           549,790,568
-----------------------------------------------------------
Foreign currencies, at value (Cost
  $1,078,979)                                     1,079,432
-----------------------------------------------------------
Cash                                                 53,848
-----------------------------------------------------------
Receivables for:
  Fund shares sold                                  729,053
-----------------------------------------------------------
  Dividends                                         527,318
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               24,213
-----------------------------------------------------------
Other assets                                         35,456
===========================================================
    Total assets                                552,239,888
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                          1,442,264
-----------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 49,382
-----------------------------------------------------------
  Variation margin                                  140,267
-----------------------------------------------------------
  Collateral upon return of securities loaned    33,855,193
-----------------------------------------------------------
Accrued distribution fees                           173,653
-----------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                              564
-----------------------------------------------------------
Accrued transfer agent fees                         229,363
-----------------------------------------------------------
Accrued operating expenses                          113,177
===========================================================
    Total liabilities                            36,003,863
===========================================================
Net assets applicable to shares outstanding    $516,236,025
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $490,031,618
-----------------------------------------------------------
Undistributed net investment income                (955,278)
-----------------------------------------------------------
Undistributed net realized gain                  12,887,408
-----------------------------------------------------------
Unrealized appreciation                          14,272,277
===========================================================
                                               $516,236,025
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $317,180,511
___________________________________________________________
===========================================================
Class B                                        $ 78,325,786
___________________________________________________________
===========================================================
Class C                                        $ 40,480,214
___________________________________________________________
===========================================================
Class R                                        $    487,805
___________________________________________________________
===========================================================
Institutional Class                            $ 79,761,709
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          21,422,832
___________________________________________________________
===========================================================
Class B                                           5,577,096
___________________________________________________________
===========================================================
Class C                                           2,887,446
___________________________________________________________
===========================================================
Class R                                              32,938
___________________________________________________________
===========================================================
Institutional Class                               5,339,874
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      14.81
-----------------------------------------------------------
  Maximum offering price per share
    (Net asset value of $14.81 divided by
    94.50%)                                    $      15.67
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $      14.04
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $      14.02
___________________________________________________________
===========================================================
Class R:
  Net asset value and offering price per
    share                                      $      14.81
___________________________________________________________
===========================================================
Institutional Class:
  Net asset value and offering price per
    share                                      $      14.94
___________________________________________________________
===========================================================

* At December 31, 2007, securities with an aggregate value of $32,264,485 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Global Equity Fund

STATEMENT OF OPERATIONS

For the year ended December 31, 2007

INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of $1,234,661)    $ 13,284,313
--------------------------------------------------------------------------
Dividends from affiliated money market funds (includes
  securities lending income of $673,500)                         1,554,836
--------------------------------------------------------------------------
Interest                                                            27,716
==========================================================================
    Total investment income                                     14,866,865
==========================================================================

EXPENSES:

Advisory fees                                                    4,930,100
--------------------------------------------------------------------------
Administrative services fees                                       169,040
--------------------------------------------------------------------------
Custodian fees                                                     165,140
--------------------------------------------------------------------------
Distribution fees:
  Class A                                                          852,539
--------------------------------------------------------------------------
  Class B                                                          945,512
--------------------------------------------------------------------------
  Class C                                                          439,275
--------------------------------------------------------------------------
  Class R                                                            1,225
--------------------------------------------------------------------------
Transfer agent fees -- A, B, C and R                             1,118,782
--------------------------------------------------------------------------
Transfer agent fees -- Institutional                                77,551
--------------------------------------------------------------------------
Trustees' and officer's fees and benefits                           32,407
--------------------------------------------------------------------------
Other                                                              285,103
==========================================================================
    Total expenses                                               9,016,674
==========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangement(s)                                                  (567,816)
==========================================================================
    Net expenses                                                 8,448,858
==========================================================================
Net investment income                                            6,418,007
==========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain from:
  Investment securities (includes net gains from securities
    sold to affiliates of $428,696)                             73,610,771
--------------------------------------------------------------------------
  Foreign currencies                                               217,800
--------------------------------------------------------------------------
  Futures contracts                                                269,309
==========================================================================
                                                                74,097,880
==========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        (51,324,036)
--------------------------------------------------------------------------
  Foreign currencies                                               (22,567)
--------------------------------------------------------------------------
  Futures contracts                                               (343,764)
==========================================================================
                                                               (51,690,367)
==========================================================================
Net realized and unrealized gain                                22,407,513
==========================================================================
Net increase in net assets resulting from operations          $ 28,825,520
__________________________________________________________________________
==========================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Global Equity Fund

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2007 and 2006

                                                                  2007            2006
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $  6,418,007    $  4,478,093
------------------------------------------------------------------------------------------
  Net realized gain                                             74,097,880      58,283,864
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)         (51,690,367)     20,090,260
==========================================================================================
    Net increase in net assets resulting from operations        28,825,520      82,852,217
==========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                       (5,939,578)     (3,606,125)
------------------------------------------------------------------------------------------
  Class B                                                         (858,998)       (452,271)
------------------------------------------------------------------------------------------
  Class C                                                         (435,707)       (184,182)
------------------------------------------------------------------------------------------
  Class R                                                           (8,313)         (1,251)
------------------------------------------------------------------------------------------
  Institutional Class                                           (1,600,517)       (958,582)
==========================================================================================
    Total distributions from net investment income              (8,843,113)     (5,202,411)
==========================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                      (41,556,306)    (31,569,940)
------------------------------------------------------------------------------------------
  Class B                                                      (10,873,397)    (10,327,714)
------------------------------------------------------------------------------------------
  Class C                                                       (5,515,532)     (4,205,620)
------------------------------------------------------------------------------------------
  Class R                                                          (68,352)        (13,790)
------------------------------------------------------------------------------------------
  Institutional Class                                           (9,127,643)     (6,279,362)
==========================================================================================
    Total distributions from net realized gains                (67,141,230)    (52,396,426)
==========================================================================================
    Decrease in net assets resulting from distributions        (75,984,343)    (57,598,837)
==========================================================================================
Share transactions-net:
  Class A                                                       23,552,976      43,441,460
------------------------------------------------------------------------------------------
  Class B                                                      (14,781,365)       (723,229)
------------------------------------------------------------------------------------------
  Class C                                                        3,282,172       4,052,639
------------------------------------------------------------------------------------------
  Class R                                                          395,091         158,753
------------------------------------------------------------------------------------------
  Institutional Class                                           19,245,458      24,139,613
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                               31,694,332      71,069,236
==========================================================================================
    Net increase (decrease) in net assets                      (15,464,491)     96,322,616
==========================================================================================

NET ASSETS:

  Beginning of year                                            531,700,516     435,377,900
==========================================================================================
  End of year (including undistributed net investment income
    of $(955,278) and $(84,463), respectively)                $516,236,025    $531,700,516
__________________________________________________________________________________________
==========================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Global Equity Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2007

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Global Equity Fund (the "Fund") is a series portfolio of AIM Growth Series (the "Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seventeen separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

       Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

       Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

AIM Global Equity Fund


       The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds as received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

       The Fund files tax returns in the U.S. federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for tax periods after 2003.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. REDEMPTION FEES -- The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions, including exchanges of shares held less than 30 days. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class.

J. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

AIM Global Equity Fund


       The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Taxes are accrued based on the Fund's current interpretation of tax regulations and rates that exist in the foreign markets in which the Fund invests.

K. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

L. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $500 million                                            0.975%
--------------------------------------------------------------------
Next $500 million                                             0.95%
--------------------------------------------------------------------
Next $500 million                                             0.925%
--------------------------------------------------------------------
Over $1.5 billion                                             0.90%
 ___________________________________________________________________
====================================================================


    Effective July 1, 2007, the Trustees approved a reduced contractual advisory fee schedule for the Fund. Prior to July 1, 2007 AIM had contractually waived advisory fees to the same reduced advisory fee schedule. Under the terms of the investment advisory agreement, the Fund will pay an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $250 million                                            0.80%
-------------------------------------------------------------------
Next $250 million                                             0.78%
-------------------------------------------------------------------
Next $500 million                                             0.76%
-------------------------------------------------------------------
Next $1.5 billion                                             0.74%
-------------------------------------------------------------------
Next $2.5 billion                                             0.72%
-------------------------------------------------------------------
Next $2.5 billion                                             0.70%
-------------------------------------------------------------------
Next $2.5 billion                                             0.68%
-------------------------------------------------------------------
Over $10 billion                                              0.66%
 __________________________________________________________________
===================================================================


    Further, effective July 1, 2007, AIM has contractually agreed, through at least June 30, 2008, to waive 100% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). Prior to July 1, 2007, AIM had voluntarily agreed to waive 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds.

    For the year ended December 31, 2007, AIM waived advisory fees of $530,272.

    At the request of the Trustees of the Trust, Invesco Ltd. ("Invesco") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended December 31, 2007, Invesco reimbursed expenses of the Fund in the amount of $3,670.

AIM Global Equity Fund


    The Trust has entered into a master administrative services agreement with AIM pursuant to which the Fund has agreed to pay AIM for certain administrative costs incurred in providing accounting services, to the Fund. For the year ended December 31, 2007, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

    The Trust has entered into a transfer agency and service agreement with AIM Investment Services, Inc. ("AIS") pursuant to which the Fund has agreed to pay AIS a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course of providing such services. AIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by AIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended December 31, 2007, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority ("FINRA"), formerly known as National Association of Securities Dealers, impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended December 31, 2007, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2007, ADI advised the Fund that it retained $73,547 in front-end sales commissions from the sale of Class A shares and $1,716, $63,167, $2,098 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed on redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to procedures approved by the Board of Trustees, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2007. During the period each investment maintained a $1.00 net asset value, as such there is no realized gain/(loss) and no change in unrealized appreciation/(depreciation).


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                     VALUE          PURCHASES          PROCEEDS            VALUE        DIVIDEND
FUND               12/31/06          AT COST          FROM SALES         12/31/07        INCOME
-------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class           $ 6,497,631      $102,074,123      $(104,293,973)     $4,277,781      $441,229
-------------------------------------------------------------------------------------------------
Premier
Portfolio-Institutional
  Class             6,497,631       102,074,123       (104,293,973)      4,277,781       440,107
=================================================================================================
  Subtotal        $12,995,262      $204,148,246      $(208,587,946)     $8,555,562      $881,336
=================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                     VALUE          PURCHASES          PROCEEDS            VALUE         DIVIDEND
FUND               12/31/06          AT COST          FROM SALES         12/31/07        INCOME*
--------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class           $22,269,452      $305,229,534      $(293,643,793)     $33,855,193     $  468,919
--------------------------------------------------------------------------------------------------
STIC Prime
Portfolio-Institutional
  Class            22,269,452       121,265,883       (143,535,335)              --        204,581
--------------------------------------------------------------------------------------------------
  Subtotal        $44,538,904      $426,495,417      $(437,179,128)     $33,855,193     $  673,500
==================================================================================================
  Total
    Investments
    in
    Affiliates    $57,534,166      $630,643,663      $(645,767,074)     $42,410,755     $1,554,836
__________________________________________________________________________________________________
==================================================================================================

* Net of compensation to counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the

AIM Global Equity Fund

current market price. Pursuant to these procedures, for the year ended December 31, 2007, the Fund engaged in securities sales of $4,998,470, which resulted in net realized gains of $428,696, and securities purchases of $663,004.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2007, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $33,874.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2007, the Fund paid legal fees of $5,205 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the Securities and Exchange Commission, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a party to an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM, which are parties to the credit facility, can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2007, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the contractually agreed upon rate.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested.

    At December 31, 2007, securities with an aggregate value of $32,264,485 were on loan to brokers. The loans were secured by cash collateral of $33,855,193 received by the Fund and subsequently invested in affiliated money market funds. For the year ended December 31, 2007, the Fund received dividends on cash collateral investments of $673,500 for securities lending transactions, which are net of compensation to counterparties.

AIM Global Equity Fund

NOTE 9--FUTURES CONTRACTS

On December 31, 2007, $1,650,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts.

                                          OPEN FUTURES CONTRACTS AT PERIOD END
------------------------------------------------------------------------------------------------------------------------
                                                                                                            UNREALIZED
                                                              NUMBER OF       MONTH/          VALUE        APPRECIATION
CONTRACT                                                      CONTRACTS     COMMITMENT      12/31/07      (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------
E-Mini S &P 500                                                   63       Mar-08/Long     $4,653,180       $ (37,359)
------------------------------------------------------------------------------------------------------------------------
Nikkei 225 (USD) Index                                           120       Mar-08/Long      9,123,000        (300,360)
------------------------------------------------------------------------------------------------------------------------
FTSE 100 Index (United Kingdom)                                   36       Mar-08/Long      4,617,158          (6,045)
========================================================================================================================
                                                                                           $18,393,338      $(343,764)
________________________________________________________________________________________________________________________
========================================================================================================================

NOTE 10--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years December 31, 2007 and 2006 was as follows:

                                                                 2007           2006
----------------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                               $41,137,308    $21,208,449
----------------------------------------------------------------------------------------
Long-term capital gain                                         34,847,035     36,390,388
========================================================================================
  Total distributions                                         $75,984,343    $57,598,837
________________________________________________________________________________________
========================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2007, the components of net assets on a tax basis were as follows:

                                                                    2007
----------------------------------------------------------------------------
Undistributed ordinary income                                   $  1,277,312
----------------------------------------------------------------------------
Undistributed long-term gain                                      12,231,577
----------------------------------------------------------------------------
Net unrealized appreciation -- investments                        12,749,957
----------------------------------------------------------------------------
Temporary book/tax differences                                       (45,629)
----------------------------------------------------------------------------
Post-October currency loss deferral                                   (8,810)
----------------------------------------------------------------------------
Shares of beneficial interest                                    490,031,618
============================================================================
  Total net assets                                              $516,236,025
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation difference is attributable to losses on wash sales and the recognition for tax purposes of unrealized gains on passive foreign investment companies and futures contracts. The tax-basis net unrealized appreciation on investments amount includes appreciation (depreciation) on foreign futures contracts of $(6,045) and appreciation on foreign currencies of $4,141.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    The Fund does not have a capital loss carryforward as of December 31, 2007.

NOTE 11--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2007 was $855,575,976 and $887,058,842, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $ 32,341,731
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (19,589,870)
==============================================================================
Net unrealized appreciation of investment securities             $ 12,751,861
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $537,038,707.

AIM Global Equity Fund

NOTE 12--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of treatment of passive foreign investment companies, foreign currency transactions and partnerships, on December 31, 2007, undistributed net investment income was increased by $1,554,291, undistributed net realized gain was decreased by $1,554,199 and shares of beneficial interest decreased by $92. This reclassification had no effect on the net assets of the Fund.

NOTE 13--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A, Class B, Class C, Class R and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to a CDSC. Class B shares and Class C shares are sold with a CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class R shares are subject to a CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.


                                           CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------
                                                                       2007(a)                       2006
                                                              -------------------------    -------------------------
                                                                SHARES        AMOUNT         SHARES        AMOUNT
--------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      2,695,620    $46,498,238     4,252,161    $71,292,997
--------------------------------------------------------------------------------------------------------------------
  Class B                                                        595,531      9,814,196     1,197,789     19,259,215
--------------------------------------------------------------------------------------------------------------------
  Class C                                                        473,706      7,801,642       568,227      9,124,165
--------------------------------------------------------------------------------------------------------------------
  Class R                                                         27,712        486,177         9,394        158,927
--------------------------------------------------------------------------------------------------------------------
  Institutional Class                                          2,897,972     50,074,391     1,276,659     21,729,210
====================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                      3,033,601     44,836,660     2,024,428     33,180,370
--------------------------------------------------------------------------------------------------------------------
  Class B                                                        785,736     11,023,881       649,805     10,169,462
--------------------------------------------------------------------------------------------------------------------
  Class C                                                        400,405      5,605,731       298,769      4,669,788
--------------------------------------------------------------------------------------------------------------------
  Class R                                                          5,187         76,665           918         15,041
--------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            711,186     10,603,784       433,909      7,163,832
====================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        838,355     14,456,246       554,881      9,322,967
--------------------------------------------------------------------------------------------------------------------
  Class B                                                       (881,595)   (14,456,246)     (580,061)    (9,322,967)
====================================================================================================================
Reacquired:(b)
  Class A                                                     (4,820,592)   (82,238,168)   (4,205,149)   (70,354,874)
--------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,288,797)   (21,163,196)   (1,295,788)   (20,828,939)
--------------------------------------------------------------------------------------------------------------------
  Class C                                                       (613,782)   (10,125,201)     (610,757)    (9,741,314)
--------------------------------------------------------------------------------------------------------------------
  Class R                                                        (10,296)      (167,751)         (927)       (15,215)
--------------------------------------------------------------------------------------------------------------------
  Institutional Class                                         (2,246,043)   (41,432,717)     (279,187)    (4,753,429)
====================================================================================================================
                                                               2,603,906    $31,694,332     4,295,071    $71,069,236
____________________________________________________________________________________________________________________
====================================================================================================================

(a) There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 25% of the outstanding shares of the Fund. ADI has an agreement with these entities to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b) Net of redemption fees of $14,787 and $11,309 which were allocated among the classes based on relative net assets of each class for the years ended December 31, 2007 and 2006, respectively.

AIM Global Equity Fund

NOTE 14--SIGNIFICANT EVENT

At a meeting held on December 13, 2007, the Board of Trustees of Trust approved certain proposals to be presented for shareholder approval at a special meeting of the shareholders of the Trust intended to be held on February 29, 2008 (the "Special Meeting"). At the Special Meeting, shareholders of record as of the close of business on November 30, 2007, are entitled to vote their respective shares on several proposals that including, among others the following proposal(s).

    New proposed sub-advisory agreement between A I M Advisors, Inc. ("AIM") and each of AIM Funds Management Inc., Invesco Asset Management Deutschland, GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc. and Invesco Senior Secured Management, Inc. (collectively, the "Affiliated Sub-Advisers") (the "New Sub-advisory Arrangements") . This proposal is intended to benefit the Fund and its shareholders by permitting AIM to utilize the additional resources and talent of these affiliated sub-advisers in managing the Fund. Because AIM would pay all of the sub-advisory fees of the sub-advisers, the new sub-advisory arrangements would not affect the fees the Fund pays pursuant to the advisory agreement. If approved by shareholders, the New Sub-advisory Arrangements are expected to become effective on or about May 1, 2008.

NOTE 15--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                        CLASS A
                                                              -----------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------------
                                                                2007           2006        2005        2004        2003
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  16.47       $  15.54    $  15.65    $  13.54    $   9.95
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    0.22(a)        0.19        0.15(a)    (0.02)(a)    (0.06)(a)
-------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          0.63           2.73        1.34        2.93        3.79
=========================================================================================================================
    Total from investment operations                              0.85           2.92        1.49        2.91        3.73
=========================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.31)         (0.20)      (0.13)         --          --
-------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (2.20)         (1.79)      (1.47)      (0.80)      (0.14)
=========================================================================================================================
    Total distributions                                          (2.51)         (1.99)      (1.60)      (0.80)      (0.14)
=========================================================================================================================
Redemption fees added to shares of beneficial interest            0.00           0.00        0.00        0.00        0.00
=========================================================================================================================
Net asset value, end of period                                $  14.81       $  16.47    $  15.54    $  15.65    $  13.54
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(b)                                                   5.19%         18.88%       9.43%      21.64%      37.51%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $317,181       $324,111    $264,868    $182,416    $109,205
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.39%(c)       1.45%       1.50%       1.94%       2.00%
-------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.49%(c)       1.64%       1.68%       1.96%       2.05%
=========================================================================================================================
Ratio of net investment income (loss) to average net assets       1.27%(c)       1.09%       0.91%      (0.11)%     (0.50)%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                            160%           166%        120%        115%        178%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $341,015,612.

AIM Global Equity Fund

                                                                                       CLASS B
                                                              ----------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------------
                                                               2007           2006       2005       2004          2003
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 15.73       $  14.92    $ 15.10    $ 13.15       $  9.71
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   0.09(a)        0.06       0.03(a)   (0.09)(a)     (0.11)(a)
------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         0.59           2.62       1.28       2.84          3.69
========================================================================================================================
    Total from investment operations                             0.68           2.68       1.31       2.75          3.58
========================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.17)         (0.08)     (0.03)        --            --
------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (2.20)         (1.79)     (1.46)     (0.80)        (0.14)
========================================================================================================================
    Total distributions                                         (2.37)         (1.87)     (1.49)     (0.80)        (0.14)
========================================================================================================================
Redemption fees added to shares of beneficial interest           0.00           0.00       0.00       0.00          0.00
========================================================================================================================
Net asset value, end of period                                $ 14.04       $  15.73    $ 14.92    $ 15.10       $ 13.15
________________________________________________________________________________________________________________________
========================================================================================================================
Total return(b)                                                  4.33%         18.02%      8.65%     21.06%        36.90%
________________________________________________________________________________________________________________________
========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $78,326       $100,141    $95,379    $74,120       $62,424
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.14%(c)       2.20%      2.21%      2.44%         2.50%
------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.24%(c)       2.39%      2.39%      2.46%         2.55%
========================================================================================================================
Ratio of net investment income (loss) to average net assets      0.52%(c)       0.34%      0.20%     (0.61)%       (1.00)%
________________________________________________________________________________________________________________________
========================================================================================================================
Portfolio turnover rate                                           160%           166%       120%       115%          178%
________________________________________________________________________________________________________________________
========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $94,551,192.

                                                                                       CLASS C
                                                              ---------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------------
                                                               2007          2006       2005       2004          2003
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 15.71       $ 14.89    $ 15.08    $ 13.14       $  9.71
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   0.09(a)       0.06       0.03(a)   (0.09)(a)     (0.11)(a)
-----------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         0.59          2.63       1.27       2.83          3.68
=======================================================================================================================
    Total from investment operations                             0.68          2.69       1.30       2.74          3.57
=======================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.17)        (0.08)     (0.03)        --            --
-----------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (2.20)        (1.79)     (1.46)     (0.80)        (0.14)
=======================================================================================================================
    Total distributions                                         (2.37)        (1.87)     (1.49)     (0.80)        (0.14)
=======================================================================================================================
Redemption fees added to shares of beneficial interest           0.00          0.00       0.00       0.00          0.00
=======================================================================================================================
Net asset value, end of period                                $ 14.02       $ 15.71    $ 14.89    $ 15.08       $ 13.14
_______________________________________________________________________________________________________________________
=======================================================================================================================
Total return(b)                                                  4.35%        18.12%      8.58%     21.00%        36.79%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $40,480       $41,261    $35,313    $20,375       $ 9,993
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.14%(c)      2.20%      2.21%      2.44%         2.50%
-----------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.24%(c)      2.39%      2.39%      2.46%         2.55%
=======================================================================================================================
Ratio of net investment income (loss) to average net assets      0.52%(c)      0.34%      0.20%     (0.61)%       (1.00)%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Portfolio turnover rate                                           160%          166%       120%       115%          178%
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $43,927,511.

AIM Global Equity Fund

                                                                               CLASS R
                                                              ------------------------------------------
                                                                  YEAR ENDED          OCTOBER 31, 2005
                                                                 DECEMBER 31,        (COMMENCEMENT DATE)
                                                              -------------------      TO DECEMBER 31,
                                                               2007         2006            2005
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $16.46       $15.53          $16.07
--------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.18(a)      0.12            0.02(a)
--------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)        0.63         2.76            1.03
========================================================================================================
    Total from investment operations                            0.81         2.88            1.05
========================================================================================================
Less distributions:
  Dividends from net investment income                         (0.26)       (0.16)          (0.13)
--------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        (2.20)       (1.79)          (1.46)
========================================================================================================
    Total distributions                                        (2.46)       (1.95)          (1.59)
========================================================================================================
Redemption fees added to shares of beneficial interest          0.00         0.00              --
========================================================================================================
Net asset value, end of period                                $14.81       $16.46          $15.53
________________________________________________________________________________________________________
========================================================================================================
Total return(b)                                                 4.97%       18.62%           6.46%
________________________________________________________________________________________________________
========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $  488       $  170          $   15
________________________________________________________________________________________________________
========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                1.64%(c)     1.70%           1.73%(d)
--------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements             1.74%(c)     1.89%           1.91%(d)
========================================================================================================
Ratio of net investment income to average net assets            1.02%(c)     0.84%           0.68%(d)
________________________________________________________________________________________________________
========================================================================================================
Portfolio turnover rate(e)                                       160%         166%            120%
________________________________________________________________________________________________________
========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $245,067.
(d)  Annualized.
(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM Global Equity Fund

                                                                                INSTITUTIONAL CLASS
                                                              -------------------------------------------------------
                                                                                                    APRIL 30, 2004
                                                                  YEAR ENDED DECEMBER 31,         (COMMENCEMENT DATE)
                                                              --------------------------------      TO DECEMBER 31,
                                                               2007          2006       2005             2004
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 16.60       $ 15.64    $ 15.73          $ 13.98
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.29(a)       0.23       0.23(a)          0.07(a)
---------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         0.63          2.79       1.34             2.48
=====================================================================================================================
    Total from investment operations                             0.92          3.02       1.57             2.55
=====================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.38)        (0.27)     (0.21)              --
---------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (2.20)        (1.79)     (1.45)           (0.80)
=====================================================================================================================
    Total distributions                                         (2.58)        (2.06)     (1.66)           (0.80)
=====================================================================================================================
Redemption fees added to shares of beneficial interest           0.00          0.00       0.00             0.00
=====================================================================================================================
Net asset value, end of period                                $ 14.94       $ 16.60    $ 15.64          $ 15.73
_____________________________________________________________________________________________________________________
=====================================================================================================================
Total return(b)                                                  5.58%        19.40%      9.97%           18.39%
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $79,762       $66,018    $39,803          $13,158
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 0.99%(c)      1.03%      0.99%            1.18%(d)
---------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.09%(c)      1.22%      1.17%            1.20%(d)
=====================================================================================================================
Ratio of net investment income to average net assets             1.67%(c)      1.50%      1.42%            0.65%(d)
_____________________________________________________________________________________________________________________
=====================================================================================================================
Portfolio turnover rate(e)                                        160%          166%       120%             115%
_____________________________________________________________________________________________________________________
=====================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $81,301,684.
(d)  Annualized.
(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

NOTE 16--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.


SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING


On July 6, 2007, the Securities and Exchange Commission ("SEC") published notice of two proposed distribution plans ("Distribution Plans") for the distribution of monies placed into two separate Fair Funds created pursuant to a settlement reached on October 8, 2004 between Invesco Funds Group, Inc. ("IFG"), A I M Advisors, Inc. ("AIM") and A I M Distributors, Inc. and the SEC (the "Order"). One of the Fair Funds consists of $325 million, plus interest and any contributions by other settling parties, for distribution to shareholders of certain mutual funds formerly advised by IFG who may have been harmed by market timing and related activity. The second Fair Fund consists of $50 million, plus interest and any contributions by other settling parties, for distribution to shareholders of mutual funds advised by AIM who may have been harmed by market timing and related activity. Comments on the Distribution Plans were due no later than August 6, 2007 and the Distribution Plans are awaiting final approval by the SEC. Distributions from the Fair Funds will begin after the SEC finally approves the Distribution Plans. The proposed Distribution Plans provide for distribution to all eligible investors, for the periods spanning January 1, 2000 through July 31, 2003 (for the IFG Fair Fund) and January 1, 2001 through September 30, 2003 (for the AIM Fair Fund), their proportionate share of the applicable Fair Fund to compensate such investors for injury they may have suffered as a result of market timing in the affected funds. The Distribution Plans include a provision for any residual amounts in the Fair Funds to be distributed in the future to the affected funds. Because the Distribution Plans have not received final approval from the SEC and distribution of the Fair Funds has not yet commenced, management of AIM and the Fund are unable to estimate the amount of distribution to be made to the Fund, if any.

    At the request of the trustees of the AIM Funds, Invesco Ltd. ("Invesco"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.


PENDING LITIGATION AND REGULATORY INQUIRIES


    On August 30, 2005, the West Virginia Office of the State
Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to

AIM Global Equity Fund
impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, AIM's time to respond to that Order has been indefinitely suspended.

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

    - that the defendants permitted improper market timing and related activity in the AIM Funds; and

    - that certain AIM Funds inadequately employed fair value pricing.

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

    All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in Invesco 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the Invesco defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

AIM Global Equity Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Growth Series and Shareholders of AIM Global Equity Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Global Equity Fund (one of the funds constituting AIM Growth Series, hereafter referred to as the "Fund") at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 15, 2008
Houston, Texas

AIM Global Equity Fund

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2007, through December 31, 2007.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

                                                                                           HYPOTHETICAL
                                                                                     (5% ANNUAL RETURN BEFORE
                                                          ACTUAL                            EXPENSES)
                             BEGINNING           ENDING           EXPENSES           ENDING           EXPENSES        ANNUALIZED
                           ACCOUNT VALUE      ACCOUNT VALUE      PAID DURING      ACCOUNT VALUE      PAID DURING       EXPENSE
        CLASS               (07/01/07)        (12/31/07)(1)       PERIOD(2)        (12/31/07)         PERIOD(2)         RATIO
          A                  $1,000.00           $969.50           $ 6.85           $1,018.25          $ 7.02            1.38%
          B                   1,000.00            965.40            10.55            1,014.47           10.82            2.13
          C                   1,000.00            965.40            10.55            1,014.47           10.82            2.13
          R                   1,000.00            968.50             8.09            1,016.99            8.29            1.63

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2007, through December 31, 2007, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Supplement to Annual Report dated 12/31/07

AIM Global Equity Fund
                                             ==========================================
Institutional Class Shares                   AVERAGE ANNUAL TOTAL RETURNS                    PLEASE NOTE THAT PAST PERFORMANCE IS
                                             For periods ended 12/31/07                   NOT INDICATIVE OF FUTURE RESULTS. MORE
The following information has been                                                        RECENT RETURNS MAY BE MORE OR LESS THAN
prepared to provide Institutional Class      10 Years                            10.35%   THOSE SHOWN. ALL RETURNS ASSUME
shareholders with a performance overview      5 Years                            18.44    REINVESTMENT OF DISTRIBUTIONS AT NAV.
specific to their holdings. Institutional     1 Year                              5.58    INVESTMENT RETURN AND PRINCIPAL VALUE WILL
Class shares are offered exclusively to      ==========================================   FLUCTUATE SO YOUR SHARES, WHEN REDEEMED,
institutional investors, including defined                                                MAY BE WORTH MORE OR LESS THAN THEIR
contribution plans that meet certain         INSTITUTIONAL CLASS SHARES' INCEPTION DATE   ORIGINAL COST. SEE FULL REPORT FOR
criteria.                                    IS APRIL 30, 2004. RETURNS SINCE THAT DATE   INFORMATION ON COMPARATIVE BENCHMARKS.
                                             ARE HISTORICAL RETURNS. ALL OTHER RETURNS    PLEASE CONSULT YOUR FUND PROSPECTUS FOR
                                             ARE BLENDED RETURNS OF HISTORICAL            MORE INFORMATION. FOR THE MOST CURRENT
                                             INSTITUTIONAL CLASS SHARE PERFORMANCE AND    MONTH-END PERFORMANCE, PLEASE CALL
                                             RESTATED CLASS A SHARE PERFORMANCE (FOR      800-451-4246 OR VISIT AIMINVESTMENTS.COM.
                                             PERIODS PRIOR TO THE INCEPTION DATE OF
                                             INSTITUTIONAL CLASS SHARES) AT NET ASSET
                                             VALUE (NAV) AND REFLECT THE HIGHER RULE
                                             12B-1 FEES APPLICABLE TO CLASS A SHARES.
                                             CLASS A SHARES' INCEPTION DATE IS
                                             SEPTEMBER 15, 1997.

                                                INSTITUTIONAL CLASS SHARES HAVE NO
                                             SALES CHARGE; THEREFORE, PERFORMANCE IS AT
                                             NAV. PERFORMANCE OF INSTITUTIONAL CLASS
                                             SHARES WILL DIFFER FROM PERFORMANCE OF
                                             OTHER SHARE CLASSES PRIMARILY DUE TO
                                             DIFFERING SALES CHARGES AND CLASS
                                             EXPENSES.
==========================================
NASDAQ SYMBOL                        GNDIX      A REDEMPTION FEE OF 2% WILL BE IMPOSED
==========================================   ON CERTAIN REDEMPTIONS OR EXCHANGES OUT OF
                                             THE FUND WITHIN 30 DAYS OF PURCHASE.
                                             EXCEPTIONS TO THE REDEMPTION FEE ARE
                                             LISTED IN THE FUND'S PROSPECTUS.

Over for information on your Fund's expenses.

=======================================================================================
THIS SUPPLEMENT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND
PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND
EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
=======================================================================================

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

                                                                                                            [AIM INVESTMENTS LOGO]
AIMINVESTMENTS.COM        MCBV-INS-1            A I M Distributors, Inc.                                  -- REGISTERED TRADEMARK --

AIM Global Equity Fund

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2007, through December 31, 2007.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                                                                  HYPOTHETICAL
                                                                            (5% ANNUAL RETURN BEFORE
                                                     ACTUAL                        EXPENSES)
                           BEGINNING         ENDING         EXPENSES         ENDING         EXPENSES      ANNUALIZED
                         ACCOUNT VALUE    ACCOUNT VALUE    PAID DURING    ACCOUNT VALUE    PAID DURING     EXPENSE
CLASS                      (7/01/07)      (12/31/07)(1)     PERIOD(2)      (12/31/07)       PERIOD(2)       RATIO
Institutional              $1,000.00         $971.00          $4.92         $1,020.21         $5.04          0.99%

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2007, through December 31, 2007, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIM Global Equity Fund

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year -- end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

    The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

    The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2007:


           FEDERAL AND STATE INCOME TAX

          Long-Term Capital Gain Dividends       $34,847,034
          Qualified Dividend Income*                   25.00%
          Corporate Dividends Received
            Deduction*                                  8.52%
          U.S. Treasury Obligations                     0.10%

           * The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

ADDITIONAL NON-RESIDENT ALIEN SHAREHOLDER INFORMATION

The percentages of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended March 31, 2007, June 30, 2007, September 30, 2007 and December 31, 2007 were 53.68%, 53.42%, 52.14%, and 54.93%, respectively.

AIM Global Equity Fund

TRUSTEES AND OFFICERS



The address of each trustee and officer of AIM Growth Series (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

                                                                                       OTHER
                                  TRUSTEE                                              TRUSTEESHIP(S)/
NAME, YEAR OF BIRTH AND           AND/OR                                               DIRECTORSHIP(S)
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   HELD BY
TRUST                             SINCE      DURING PAST 5 YEARS                       TRUSTEE/ DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
 Interested Persons
-------------------------------------------------------------------------------------------------------------------------

  Martin L. Flanagan(1) -- 1960   2007       Director, Chief Executive Officer and     None
  Trustee                                    President, Invesco Ltd. (ultimate parent
                                             of AIM and a global investment
                                             management firm) and, Invesco Holding
                                             Company (parent of AIM and a global
                                             investment management firm); Chairman,
                                             A I M Advisors, Inc. (registered
                                             investment advisor); Director, Chairman,
                                             Chief Executive Officer and President,
                                             IVZ Inc. (holding company); and INVESCO
                                             North American Holdings, Inc. (holding
                                             company); Chairman and President,
                                             INVESCO Group Services, Inc. (service
                                             provider); Trustee, The AIM Family of
                                             Funds(R); Vice Chairman, Investment
                                             Company Institute; and Member of
                                             Executive Board, SMU Cox School of
                                             Business

                                             Formerly: Chairman, Investment Company
                                             Institute; President, Co-Chief Executive
                                             Officer, Co-President, Chief Operating
                                             Officer and Chief Financial Officer,
                                             Franklin Resources, Inc. (global
                                             investment management organization)
-------------------------------------------------------------------------------------------------------------------------

  Philip A. Taylor(2) -- 1954     2006       Director, Chief Executive Officer and     None
  Trustee, President and                     President, AIM Mutual Fund Dealer Inc.
  Principal                                  (registered broker dealer), A I M
  Executive Officer                          Advisors, Inc., AIM Funds Management
                                             Inc. d/b/a INVESCO Enterprise Services
                                             (registered investment advisor and
                                             registered transfer agent), AIM Trimark
                                             Corporate Class Inc. (formerly AIM
                                             Trimark Global Fund Inc.) (corporate
                                             mutual fund company) and AIM Trimark
                                             Canada Fund Inc. (corporate mutual fund
                                             company), and 1371 Preferred Inc.
                                             (holding company); Director, Chairman,
                                             Chief Executive Officer and President,
                                             A I M Management Group Inc. (financial
                                             services holding company) and A I M
                                             Capital Management, Inc. (registered
                                             investment advisor); Director and
                                             President, INVESCO Funds Group, Inc.
                                             (registered investment advisor and
                                             register transfer agent) and AIM GP
                                             Canada Inc. (general partner for a
                                             limited partnership); Director, A I M
                                             Distributors, Inc. (registered broker
                                             dealer); Director and Chairman, AIM
                                             Investment Services, Inc. (registered
                                             transfer agent) and INVESCO
                                             Distributors, Inc. (registered broker
                                             dealer); Director, President and
                                             Chairman, IVZ Callco Inc. (holding
                                             company), INVESCO Inc. (holding company)
                                             and AIM Canada Holdings Inc. (holding
                                             company); Trustee, President and
                                             Principal Executive Officer of The AIM
                                             Family of Funds--Registered Trademark--
                                             (other than AIM Treasurer's Series
                                             Trust, Short-Term Investments Trust and
                                             Tax-Free Investments Trust); Trustee and
                                             Executive Vice President, The AIM Family
                                             of Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); and Manager,
                                             PowerShares Capital Management LLC

                                             Formerly: Director and Chairman, Fund
                                             Management Company (registered broker
                                             dealer); President and Principal
                                             Executive Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); Chairman, AIM
                                             Canada Holdings, Inc.; President, AIM
                                             Trimark Global Fund Inc. and AIM Trimark
                                             Canada Fund Inc.; and Director, Trimark
                                             Trust (federally regulated Canadian
                                             Trust Company)
-------------------------------------------------------------------------------------------------------------------------
 Independent Trustees
-------------------------------------------------------------------------------------------------------------------------

  Bruce L. Crockett -- 1944       2001       Chairman, Crockett Technology Associates  ACE Limited (insurance company);
  Trustee and Chair                          (technology consulting company)           and Captaris, Inc. (unified
                                                                                       messaging provider)
-------------------------------------------------------------------------------------------------------------------------

  Bob R. Baker -- 1936            2003       Retired                                   None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Frank S. Bayley -- 1939         1985       Retired                                   None
  Trustee

                                             Formerly: Partner, law firm of Baker &
                                             McKenzie and Director, Badgley Funds,
                                             Inc. (registered investment company) (2
                                             portfolios)
-------------------------------------------------------------------------------------------------------------------------

  James T. Bunch -- 1942          2003       Founder, Green, Manning & Bunch Ltd.,     None
  Trustee                                    (investment banking firm)

                                             Formerly: Director, Policy Studies, Inc.
                                             and Van Gilder Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------

  Albert R. Dowden -- 1941        2001       Director of a number of public and        None
  Trustee                                    private business corporations, including
                                             the Boss Group Ltd. (private investment
                                             and management); Reich & Tang Funds
                                             (Chairman) (registered investment
                                             company) (7 portfolios), Daily Income
                                             Fund (4 portfolios), California Daily
                                             Tax Free Income Fund, Inc., Connecticut
                                             Daily Tax Free Income Fund, Inc. and New
                                             Jersey Daily Municipal Fund, Inc.,
                                             Annuity and Life Re (Holdings), Ltd.
                                             (insurance company), and Homeowners of
                                             America Holding Corporation (property
                                             casualty company)

                                             Formerly: Director, CompuDyne
                                             Corporation (provider of product and
                                             services to the public security market);
                                             Director, President and Chief Executive
                                             Officer, Volvo Group North America,
                                             Inc.; Senior Vice President, AB Volvo;
                                             Director of various affiliated Volvo
                                             companies; and Director, Magellan
                                             Insurance Company
-------------------------------------------------------------------------------------------------------------------------

  Jack M. Fields -- 1952          2001       Chief Executive Officer, Twenty First     Administaff
  Trustee                                    Century Group, Inc. (government affairs
                                             company); and Owner and Chief Executive
                                             Officer, Dos Angelos Ranch, L.P.
                                             (cattle, hunting, corporate
                                             entertainment)
                                             Formerly: Chief Executive Officer,
                                             Texana Timber LP (sustainable forestry
                                             company) and Discovery Global Education
                                             Fund (non-profit)

-------------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937         2001       Partner, law firm of Kramer Levin         Director, Reich & Tang Funds) (15
  Trustee                                    Naftalis and Frankel LLP                  portfolios)
-------------------------------------------------------------------------------------------------------------------------

  Prema Mathai-Davis -- 1950      2001       Formerly: Chief Executive Officer, YWCA   None
  Trustee                                    of the USA
-------------------------------------------------------------------------------------------------------------------------

  Lewis F. Pennock -- 1942        2001       Partner, law firm of Pennock & Cooper     None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Larry Soll -- 1942              2003       Retired                                   None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Raymond Stickel, Jr. -- 1944    2005       Retired
  Trustee

                                             Formerly: Partner, Deloitte & Touche;     None
                                             and Director, Mainstay VP Series Funds,
                                             Inc. (25 portfolios)
-------------------------------------------------------------------------------------------------------------------------

(1) Mr. Flanagan was appointed as Trustee of the Trust on February 24, 2007. Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM Global Equity Fund

                                                                                       OTHER
                                  TRUSTEE                                              TRUSTEESHIP(S)/
NAME, YEAR OF BIRTH AND           AND/OR                                               DIRECTORSHIP(S)
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   HELD BY TRUSTEE/
TRUST                             SINCE      DURING PAST 5 YEARS                       DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
 Other Officers
-------------------------------------------------------------------------------------------------------------------------

  Russell C. Burk -- 1958         2005       Senior Vice President and Senior Officer  N/A
  Senior Vice President and                  of The AIM Family of Funds--Registered
  Senior Officer                             Trademark--
                                             Formerly: Director of Compliance and
                                             Assistant General Counsel, ICON
                                             Advisers, Inc.; Financial Consultant,
                                             Merrill Lynch; General Counsel and
                                             Director of Compliance, ALPS Mutual
                                             Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------

  John M. Zerr -- 1962            2006       Director, Senior Vice President,          N/A
  Senior Vice President, Chief               Secretary and General Counsel, A I M
  Legal Officer and Secretary                Management Group Inc., A I M Advisors,
                                             Inc. and A I M Capital Management, Inc.;
                                             Director, Vice President and Secretary,
                                             AIM Investment Services, Inc. and
                                             INVESCO Distributors, Inc.; Director,
                                             Senior Vice President and Secretary,
                                             A I M Distributors, Inc.; Director and
                                             Vice President, INVESCO Funds Group
                                             Inc.; Senior Vice President, Chief Legal
                                             Officer and Secretary of The AIM Family
                                             of Funds--Registered Trademark--; and
                                             Manager, PowerShares Capital Management
                                             LLC

                                             Formerly: Director, Vice President and
                                             Secretary, Fund Management Company; Vice
                                             President, A I M Capital Management,
                                             Inc.; Chief Operating Officer, Senior
                                             Vice President, General Counsel and
                                             Secretary, Liberty Ridge Capital, Inc.
                                             (an investment adviser); Vice President
                                             and Secretary, PBHG Funds (an investment
                                             company); Vice President and Secretary,
                                             PBHG Insurance Series Fund (an
                                             investment company); General Counsel and
                                             Secretary, Pilgrim Baxter Value
                                             Investors (an investment adviser); Chief
                                             Operating Officer, General Counsel and
                                             Secretary, Old Mutual Investment
                                             Partners (a broker-dealer); General
                                             Counsel and Secretary, Old Mutual Fund
                                             Services (an administrator); General
                                             Counsel and Secretary, Old Mutual
                                             Shareholder Services (a shareholder
                                             servicing center); Executive Vice
                                             President, General Counsel and
                                             Secretary, Old Mutual Capital, Inc. (an
                                             investment adviser); and Vice President
                                             and Secretary, Old Mutual Advisors Funds
                                             (an investment company)
-------------------------------------------------------------------------------------------------------------------------

  Lisa O. Brinkley -- 1959        2004       Global Compliance Director, Invesco       N/A
  Vice President                             Ltd.; and Vice President of The AIM
                                             Family of Funds--Registered Trademark--

                                             Formerly: Senior Vice President, A I M
                                             Management Group Inc. (financial
                                             services holding company); Senior Vice
                                             President and Chief Compliance Officer,
                                             A I M Advisors, Inc. and The AIM Family
                                             of Funds--Registered Trademark--; Vice
                                             President and Chief Compliance Officer,
                                             A I M Capital Management, Inc. and A I M
                                             Distributors, Inc.; Vice President, AIM
                                             Investment Services, Inc. and Fund
                                             Management Company; Senior Vice
                                             President and Chief Compliance Officer
                                             of The AIM Family of Funds--Registered
                                             Trademark--; and Senior Vice President
                                             and Compliance Director, Delaware
                                             Investments Family of Funds
-------------------------------------------------------------------------------------------------------------------------

  Kevin M. Carome -- 1956         2003       General Counsel, Secretary and Senior
  Vice President                             Managing Director, Invesco Ltd.;
                                             Director and Secretary, Invesco Holding
                                             Company Limited, IVZ, Inc. and INVESCO
                                             Group Services, Inc.; Director, INVESCO
                                             Funds Group, Inc.; Secretary, INVESCO
                                             North American Holdings, Inc.; and Vice
                                             President of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Senior Managing Director,       N/A
                                             Invesco Holding Company Limited;
                                             Director, Senior Vice President,
                                             Secretary and General Counsel, A I M
                                             Management Group Inc. and A I M
                                             Advisors, Inc.; Senior Vice President,
                                             A I M Distributors, Inc.; Director,
                                             General Counsel and Vice President, Fund
                                             Management Company; Vice President,
                                             A I M Capital Management, Inc. and AIM
                                             Investment Services, Inc.; Senior Vice
                                             President, Chief Legal Officer and
                                             Secretary of The AIM Family of
                                             Funds--Registered Trademark--; Director
                                             and Vice President, INVESCO
                                             Distributors, Inc.; Chief Executive
                                             Officer and President, INVESCO Funds
                                             Group, Inc.; and Senior Vice President
                                             and General Counsel, Liberty Financial
                                             Companies, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Sidney M. Dilgren -- 1961       2004       Vice President, A I M Advisors, Inc. and  N/A
  Vice President, Principal                  A I M Capital Management, Inc.; and Vice
  Financial Officer and                      President, Treasurer and Principal
  Treasurer                                  Financial Officer of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Fund Treasurer, A I M
                                             Advisors, Inc.; Senior Vice President,
                                             AIM Investment Services, Inc.; and Vice
                                             President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Karen Dunn Kelley -- 1960       2004       Head of Invesco's World Wide Fixed        N/A
  Vice President                             Income and Cash Management Group;
                                             Director of Cash Management and Senior
                                             Vice President, A I M Advisors, Inc. and
                                             A I M Capital Management, Inc; Executive
                                             Vice President, A I M Distributors,
                                             Inc.; Senior Vice President, A I M
                                             Management Group Inc.; Vice President,
                                             The AIM Family of Funds--Registered
                                             Trademark-- (other than AIM Treasurer's
                                             Series Trust, Short-Term Investments
                                             Trust and Tax-Free Investments Trust);
                                             and President and Principal Executive
                                             Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)
                                             Formerly: Director and President, Fund
                                             Management Company; Chief Cash
                                             Management Officer and Managing
                                             Director, A I M Capital Management,
                                             Inc.; Vice President, A I M Advisors,
                                             Inc. and The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)
-------------------------------------------------------------------------------------------------------------------------

  Lance A. Rejsek -- 1967         2005       Anti-Money Laundering Compliance          N/A
  Anti-Money Laundering                      Officer, A I M Advisors, Inc., A I M
  Compliance Officer                         Capital Management, Inc., A I M
                                             Distributors, Inc., AIM Investment
                                             Services, Inc., AIM Private Asset
                                             Management, Inc. and The AIM Family of
                                             Funds--Registered Trademark--
                                             Formerly: Anti-Money Laundering
                                             Compliance Officer, Fund Management
                                             Company; and Manager of the Fraud
                                             Prevention Department, AIM Investment
                                             Services, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Todd L. Spillane -- 1958        2006       Senior Vice President, A I M Management   N/A
  Chief Compliance Officer                   Group Inc.; Senior Vice President and
                                             Chief Compliance Officer, A I M
                                             Advisors, Inc. and A I M Capital
                                             Management, Inc.; Chief Compliance
                                             Officer of The AIM Family of
                                             Funds--Registered Trademark--, Invesco
                                             Global Asset Management (N.A.), Inc.,
                                             (registered investment advisor), Invesco
                                             Institutional (N.A.), Inc., (registered
                                             investment advisor), INVESCO Private
                                             Capital Investments, Inc. (holding
                                             company), Invesco Private Capital, Inc.
                                             (registered investment advisor) and
                                             Invesco Senior Secured Management, Inc.
                                             (registered investment advisor); and
                                             Vice President, A I M Distributors, Inc.
                                             and AIM Investment Services, Inc.

                                             Formerly: Vice President, A I M Capital
                                             Management, Inc. and Fund Management
                                             Company; Global Head of Product
                                             Development, AIG-Global Investment
                                             Group, Inc.; and Chief Compliance
                                             Officer and Deputy General Counsel,
                                             AIG-SunAmerica Asset Management
-------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust
1735 Market Street, 51st      & Frankel LLP            P.O. Box 4739            Company
Floor                         1177 Avenue of the       Houston, TX 77210-4739   225 Franklin Street
Philadelphia, PA 19103-7599   Americas                                          Boston, MA 02110-2801
                              New York, NY 10036-2714

                                             Fund holdings and proxy voting information
                [EDELIVERY
               GO PAPERLESS                  The Fund provides a complete list of its
       AIMINVESTMENTS.COM/EDELIVERY          holdings four times in each fiscal year,
                 GRAPHIC]                    at the quarter-ends. For the second and
                                             fourth quarters, the lists appear in the
REGISTER FOR EDELIVERY                       Fund's semiannual and annual reports to
                                             shareholders. For the first and third
eDelivery is the process of receiving your   quarters, the Fund files the lists with
fund and account information via e-mail.     the Securities and Exchange Commission
Once your quarterly statements, tax forms,   (SEC) on Form N-Q. The most recent list of
fund reports, and prospectuses are           portfolio holdings is available at
available, we will send you an e-mail        AIMinvestments.com. From our home page,
notification containing links to these       click on Products & Performance, then
documents. For security purposes, you will   Mutual Funds, then Fund Overview. Select
need to log in to your account to view       your Fund from the drop-down menu and
your statements and tax forms.               click on Complete Quarterly Holdings.
                                             Shareholders can also look up the Fund's
WHY SIGN UP?                                 Forms N-Q on the SEC Web site at sec.gov.
                                             Copies of the Fund's Forms N-Q may be
Register for eDelivery to:                   reviewed and copied at the SEC Public
                                             Reference Room in Washington, D.C. You can
o  save your Fund the cost of printing and   obtain information on the operation of the
   postage.                                  Public Reference Room, including
                                             information about duplicating fee charges,
o  reduce the amount of paper you receive.   by calling 202-942-8090 or 800-732-0330,
                                             or by electronic request at the following
o  gain access to your documents faster by   e-mail address: publicinfo@sec.gov. The
   not waiting for the mail.                 SEC file numbers for the Fund are
                                             811-02699 and 002-57526.
o  view your documents online anytime at
   your convenience.                         A description of the policies and
                                             procedures that the Fund uses to determine
o  save the documents to your personal       how to vote proxies relating to portfolio
   computer or print them out for your       securities is available without charge,
   records.                                  upon request, from our Client Services
                                             department at 800-959-4246 or on the AIM
HOW DO I SIGN UP?                            Web site, AIMinvestments.com. On the home
                                             page, scroll down and click on Proxy
It's easy. Just follow these simple steps:   Policy. The information is also available
                                             on the SEC Web site, sec.gov.
1. Log in to your account.
                                             Information regarding how the Fund voted
2. Click on the "Service Center" tab.        proxies related to its portfolio
                                             securities during the 12 months ended June
3. Select "Register for eDelivery" and       30, 2007, is available at our Web site. Go
   complete the consent process.             to AIMinvestments.com, access the About Us
                                             tab, click on Required Notices and then
This AIM service is provided by AIM          click on Proxy Voting Activity. Next,
Investment Services, Inc.                    select the Fund from the drop-down menu.
                                             The information is also available on the
                                             SEC Web site, sec.gov.

                                             If used after April 20, 2008, this report
                                             must be accompanied by a Fund fact sheet
                                             or by an AIM Quarterly Performance Review
                                             for the most recent quarter-end. Mutual
                                             funds and exchange-traded funds
                                             distributed by A I M Distributors, Inc.

                                             GEQ-AR-1   A I M Distributors, Inc.

                                                                 [AIM INVESTMENTS LOGO]
                                                              -- REGISTERED TRADEMARK --

DIVERSIFIED PORTFOLIOS

                                                                      AIM Income
                                                                 Allocation Fund

                               Annual Report to Shareholders - December 31, 2007

Table of Contents

Letters to Shareholders........    2
Performance Summary............    4
Management Discussion..........    4
Long-term Fund Performance.....    6
Supplemental Information.......    8
Schedule of Investments........   10
Financial Statements...........   11
Notes to Financial Statements..   14
Financial Highlights...........   19
Auditor's Report...............   25
Fund Expenses..................   26
Tax Information................   27
Trustees and Officers..........   28

                                                             [COVER GLOBE IMAGE]

     [AIM INVESTMENT SOLUTIONS]

        [GRAPHIC]   [GRAPHIC]

        [DOMESTIC     [FIXED
         EQUITY]     INCOME]

[GRAPHIC]   [GRAPHIC]     [GRAPHIC]

 [TARGET     [TARGET    [DIVERSIFIED
  RISK]     MATURITY]    PORTFOLIOS]

     [GRAPHIC]      [GRAPHIC]

      [SECTOR    [INTERNATIONAL/
      EQUITY]    GLOBAL EQUITY]

       [AIM INVESTMENTS LOGO]
     --REGISTERED TRADEMARK--

AIM Income Allocation Fund

                    Dear Shareholders:

                    I'm pleased to provide you with this report, which includes
[TAYLOR             a discussion of how your Fund was managed during the period
PHOTO]              under review, and factors that affected its performance. The following pages contain important information that answers
Philip Taylor       questions you may have about your investment.

                       Despite notable volatility at points throughout the year
                    ended December 31, 2007, major stock market indexes in the U.S. and abroad generally performed well. Reasons for their favorable performance included positive economic growth, particularly overseas; strong corporate profits; and action by the U.S. Federal Reserve Board (the Fed) to lower short-term interest rates, among other factors.

                       At its mid-September 2007 meeting, the Fed cut its
                    federal funds target rate for the first time since June 2003.(1) That cut followed 17 rate increases from June 2004 to June 2006(1) and was intended to address concerns about a weak housing market and problems in the subprime mortgage market, which some feared could adversely affect the U.S. economy. The Fed cut the federal funds target rate again in late October and mid-December in response to continued economic uncertainty.

                       This kind of uncertainty can affect equity, fixed-income
                    and other markets--often suddenly and sometimes dramatically. We can help you deal with market volatility by offering a broad range of mutual funds, including:

                    o Domestic, global and international equity funds.

                    o Taxable and tax-exempt fixed-income funds.

                    o Allocation portfolios, with risk/return characteristics to match your needs.

                    o AIM Independence Funds--target-maturity funds that combine retail mutual funds and PowerShares--REGISTERED TRADEMARK-- exchange-traded funds--with risk/return characteristics that change as your target retirement date nears.

                       I encourage you to talk with your financial advisor if
                    you have concerns about your portfolio. We believe in the value of working with a trusted financial advisor who can recommend AIM funds that are appropriate for your portfolio and that address your long-term investment goals and risk tolerance regardless of prevailing short-term market conditions.

                    In conclusion

                    In May, AIM Investments' parent company changed its name from AMVESCAP PLC to Invesco Ltd., uniting our worldwide operations and global expertise under a new name. While the name of our parent company may be new to you, I can assure you that AIM's commitment to excellent customer service remains unchanged. Our highly trained, courteous client service representatives are eager to answer your questions, provide you with product information or assist you with account transactions. I encourage you to give us an opportunity to serve you by calling us at 800-959-4246.

                       We at AIM are committed to helping you achieve your
                    financial goals. We work every day to earn your trust, and we're grateful for the confidence you've placed in us.

                    Sincerely


                    /S/ PHILIP TAYLOR
                    -------------------------
                    Philip Taylor
                    President - AIM Funds
                    CEO, AIM Investments

                    February 11, 2008

                    Source: (1)U.S. Federal Reserve Board

                    AIM Investments--REGISTERED TRADEMARK-- is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc., A I M Capital Management, Inc., AIM Private Asset Management, Inc. and PowerShares Capital Management LLC are the investment advisors for the products and services represented by AIM Investments; they each provide investment advisory services to individual and institutional clients and do not sell securities. A I M Distributors, Inc. is the distributor for the retail mutual funds and U.S. institutional money market funds represented by AIM Investments and the exchange-traded funds managed by PowerShares Capital Management LLC. All entities are indirect wholly owned subsidiaries of Invesco Ltd.

AIM Income Allocation Fund

                    Dear Fellow AIM Fund Shareholders:

                    The lines of communication are open: More than 250 of you
[CROCKETT           have responded to the invitation I extended in my previous
PHOTO]              letter to complete an online survey, and more than 50
                    shareholders have contacted me directly by e-mail. When I
Bruce L. Crockett   could respond quickly and easily to a shareholder's specific concern I did, but the messages for the most part raised consistent issues that I respond to here.

                       I have received many suggestions, a few complaints, and
                    one offer to buy a gold mine! In general, your letters expressed an appreciation for transparency, frankness and the opportunity to comment. Nevertheless, several shareholders found room for improvement in communications. Some would like more concise letters while others would prefer reports to be more customized for their particular information needs. With these reports going to tens of thousands of people, shareholder communications necessarily have to cover those issues common to a diverse population as well as the information required by law. The ability to change or further customize letters and reports is also affected by technology, timeliness and cost.

                       Online survey responders preferred electronic
                    communications to paper at a ratio of 63% to 37%. Direct responders expressed more of a preference for paper, especially for long reports. Electronic communications are more cost-effective than paper communications that have to be printed and mailed, so I encourage those who have resisted electronic communications to give them a try.

                       The correspondence shows that improving fund performance
                    and reducing shareholder costs remain the key shareholder concerns. Several letters noted individual funds where performance had changed for the better, while others remained dissatisfied with the returns from funds they hold. Although 75% of the online survey responders wanted to see more overall fund performance data in these letters, and 58% wanted more information on individual funds, Securities and Exchange Commission (SEC) and Financial Industry Regulatory Authority (FINRA) rules are very specific about the way fund performance can be discussed in print. Respect for those rules prevents me from commenting on individual funds or very recent results here, but I can assure you that your Board and all of its Investments subcommittees continue to work with AIM Investments to make improved performance a top priority for all fund managers.

                       Expense levels came up as another dominant issue, and no
                    respondent felt these were too low. Several shareholders questioned the need for 12b-1 fees, which cover the cost of distributing fund shares and thereby help the fund to attract new assets. Your Board reviews the funds' 12b-1 fees annually with the shareholders' best interests in mind. While your Board keeps its eye on containing or lowering these fees wherever possible, we also are mindful that 12b-1 fees may be necessary in order to maintain an effective distribution system for fund shares.

                       The value of communication between the Board and
                    shareholders has been noted within and beyond the AIM community. In the online survey, 87% of the respondents felt it was either somewhat or very important to hear directly from the Board, with 55% saying it was very important. Morningstar--TRADEMARK--, the mutual fund tracking company, also commented favorably on this channel of communication in its fall 2007 update of fund stewardship grades, where AIM was one of fewer than 10 fund boards to get an A for board quality, according to BoardIQ (11/13/07).

                       In other news, Ruth Quigley retired from your Board at
                    the end of 2007, and we thank her for her many years of dedicated service. Larry Soll has assumed Ruth's place as a vice chair of the Investments Committee. The Valuation Committee, which Ruth used to chair, has been reorganized as the Valuation, Distribution and Proxy Oversight Committee under the chairmanship of Carl Frischling. The elevation of proxy oversight to standing committee status responds to suggestions from shareholders. In addition, Prema Mathi-Davis assumed my seat on the Governance Committee, and I moved to the Audit Committee.

                       Your Board looks forward to another year of diligent
                    effort on your behalf, and we are even more strongly motivated by your feedback. The invitation remains open to e-mail me at bruce@brucecrockett.com. I look forward to hearing from you.

                    Sincerely,


                    /S/ BRUCE L. CROCKETT
                    -------------------------
                    Bruce L. Crockett
                    Independent Chair
                    AIM Funds Board of Trustees

                    February 11, 2008

AIM Income Allocation Fund

Management's discussion of Fund performance                                                  While no fund can guarantee positive
                                                                                          performance, the broad portfolio
=======================================================================================   diversification provides exposure to areas
PERFORMANCE SUMMARY                                                                       of the market that may perform well in any
                                                                                          given period. Additionally, the broad
For the year ended December 31, 2007, AIM Income Allocation Fund produced positive        diversification attempts to limit exposure
performance at net asset value (NAV).                                                     to any one area of the market that may be
                                                                                          underperforming.
   In this market environment, where equity markets generally provided positive returns
but on average underperformed fixed income markets, the Fund underperformed the              We determine target asset class
broad-based S&P 500 Index. Additionally, the Fund underperformed the Custom Income        weightings and underlying fund selections
Allocation Index, which approximates the performance of the types of holdings owned by    for the Fund and also monitor the Fund on
the Fund's underlying funds. This underperformance was due in part to the relative        an ongoing basis. The underlying funds are
underperformance of the Fund's underlying funds within the large-cap core, high yield     actively managed by their respective
bond and leveraged loan allocations.                                                      management teams based on the individual
                                                                                          fund objectives, investment strategies and
   Your Fund's long-term performance is shown later in this report.                       management techniques.

FUND VS. INDEXES                                                                             While the weightings of various
                                                                                          underlying funds in the portfolio may vary
Total returns, 12/31/06 - 12/31/07 at NAV. Performance shown does not include             from their targets during the year due to
applicable CDSC or front-end sales charges, which would have reduced performance.         market movements, we rebalance the
                                                                                          portfolio annually to maintain its target
Class A Shares                                                                     3.40%  asset class allocations.
Class B Shares                                                                     2.62
Class C Shares                                                                     2.62   Market conditions and your Fund
Class R Shares                                                                     3.14
S&P 500 Index(triangle) (Broad Market Index)                                       5.49   Market volatility increased during 2007 as
Custom Income Allocation Index(square) (Style-Specific Index)                      4.92   subprime mortgage issues and record high
Lipper Mixed-Asset Target Allocation Conservative Funds Index(triangle)                   oil prices fueled concerns that slower
(Peer Group Index)                                                                 5.66   economic growth and rising inflation would
                                                                                          reduce corporate profits. Despite these
SOURCES: (triangle)LIPPER INC.; (square)A I M MANAGEMENT GROUP INC., LIPPER INC.          concerns most major market indexes
=======================================================================================   finished the fiscal year with respectable
                                                                                          gains.(1)
How we invest                                bond funds, which represent 65% of the
                                             portfolio, and four stock funds, which          Across asset classes, international
The Fund invests in 11 underlying funds      represent the remaining 35% of the           equities continued their trend of
diversified among asset classes (bonds,      portfolio. The underlying funds invest in    outperforming domestic equities.(1) A weak
stocks and cash), investment styles (value   a wide range of income-producing             U.S. dollar helped boost international
and blend/core), regions (domestic and       securities, which may generate an            equity returns.(2) As the dol-
international) and market capitalizations    attractive yield with less price
(large and mid). These underlying funds      volatility than individual asset classes.
include seven

====================================================================================================================================
PORTFOLIO COMPOSITION                                                                     TOTAL NET ASSETS

                                                       TARGET     % OF TOTAL NET ASSETS   Total Net Assets            $97.30 million
ASSET CLASS                                          ALLOCATION       AS OF 12/31/07
-----------                                          ----------   ---------------------
Intermediate-Term Taxable Investment Grade             38.00%             39.64%
International/Global Blend                              5.00               4.98           The Fund purchases Institutional Class
Large-Cap Blend                                        15.00              14.21           shares of the underlying mutual funds.
Real Estate                                             7.00               6.30           Institutional Class shares have no sales
Sector                                                  8.00               8.52           charge. The Fund's portfolio is subject to
Short-Term Taxable Investment Grade                     6.00               6.14           change, and there is no assurance that the
Taxable Non-Investment Grade                           21.00              20.71           Fund will continue to hold any particular
Other Assets Less Liabilities                                             -0.50           fund.
====================================================================================================================================

AIM Income Allocation Fund

lar declined, large caps primarily           the largest positive contributors to                     Gary Wendler
outperformed small caps as investors         absolute performance were AIM Utilities       [WENDLER   Director of Product Strategy
sought more exposure to global               Fund, AIM International Core Equity Fund       PHOTO]    and Investment Services is
corporations with the ability to leverage    and AIM Diversified Dividend Fund. AIM                   manager of AIM Income
currency weakness through their presence     Real Estate Fund detracted from absolute     Allocation Fund. He began his career in
in foreign markets.1 Growth stocks           performance as the real estate sector was    the investment industry in 1986 and joined
generally outperformed value stocks as       hurt by ongoing housing and subprime         AIM in 1995. Mr. Wendler earned a B.B.A.
subprime issues weighed on financial         issues.                                      in finance from Texas A&M University.
stocks and real estate both which are
mostly found in value indexes.(1)               AIM Utilities Fund and AIM Real Estate
                                             Fund were the only two positive
   Largely in response to subprime           contributors to relative equity
mortgage issues, the U.S. Federal Reserve    performance when compared with the
Board lowered its Federal Funds target       components of the Fund's custom
rate by 100 basis points during the year     style-specific index. The largest relative
with a .50% cut in September and .25% cuts   detractor within the equity component was
in October and December.(3) These cuts       AIM Diversified Dividend Fund, which has
served to help bonds generally outperform    an investment strategy that involves
equities. High quality bonds generally       avoiding high growth stocks with high
outperformed lower quality bonds as          valuations that, on balance, were more
investors sought the safety of U.S.          rewarded during 2007.
Treasury securities.(1) Longer maturity
issues primarily outperformed shorter           Finally, the annual rebalancing of the
maturity issues in response to interest      underlying funds to their target
rate reductions.(1) As with equities,        investment percentages was completed in
foreign bonds tended to outperformed         June 2007. We remain committed to our
domestic bonds due to the declining          asset allocation strategies, and as
dollar.(1)                                   always, we thank you for your continued
                                             investment in AIM Income Allocation Fund.
   Ten of the 11 underlying funds
contributed positively to absolute           Sources: (1)Lipper Inc.; (2)Bloomberg
performance for the year. Within the         L.P.; (3)U.S. Federal Reserve Board
Fund's 65% fixed income component, AIM
Total Return Bond Fund, AIM International    The views and opinions expressed in
Total Return Fund and AIM Intermediate       management's discussion of Fund
Government Fund were the Fund's largest      performance are those of A I M Advisors,
absolute contributors.                       Inc. These views and opinions are subject
                                             to change at any time based on factors
  AIM International Total Return Fund,       such as market and economic conditions.
which was helped by the declining dollar,    These views and opinions may not be relied
and AIM Intermediate Government Fund,        upon as investment advice or
which was helped by the outperformance of    recommendations, or as an offer for a
high quality bonds, were the only funds      particular security. The information is
that contributed positively to the Fund's    not a complete analysis of every aspect of
relative fixed income performance when       any market, country, industry, security or
compared with the components of the Fund's   the Fund. Statements of fact are from
custom-style specific index.                 sources considered reliable, but A I M
                                             Advisors, Inc. makes no representation or
   AIM High Yield Fund was the largest       warranty as to their completeness or
detractor from the fixed income component    accuracy. Although historical performance
as its investment philosophy of holding      is no guarantee of future results, these
lower quality, higher yielding bonds         insights may help you understand our
underperformed during the year.              investment management philosophy.
Additionally, AIM Floating Rate Fund and
AIM Total Return Bond Fund had a relative             See important Fund and index
negative effect on the portfolio during               disclosures later in this report.
the year.

   Within the Fund's 35% equity component,

AIM Income Allocation Fund

Your Fund's long-term performance

Past performance cannot guarantee            include reinvested dividends, but they do
comparable future results.                   not reflect sales charges. Performance of
                                             an index of funds reflects fund expenses
The data shown in the chart include          and management fees; performance of a
reinvested distributions, applicable sales   market index does not. Performance shown
charges, Fund expenses and management        in the chart and table(s) does not reflect
fees. Results for Class B shares are         deduction of taxes a shareholder would pay
calculated as if a hypothetical              on Fund distributions or sale of Fund
shareholder had liquidated his entire        shares. Performance of the indexes does
investment in the Fund at the close of the   not reflect the effects of taxes.
reporting period and paid the applicable
contingent deferred sales charges. Index
results

====================================================================================================================================
                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT
Fund and index data from 10/31/05

                                                                                                                  LIPPER MIXED-ASSET
              AIM INCOME         AIM INCOME         AIM INCOME         AIM INCOME                 CUSTOM INCOME   TARGET ALLOCATION
           ALLOCATION FUND-   ALLOCATION FUND-   ALLOCATION FUND-   ALLOCATION FUND-    S&P 500     ALLOCATION    CONSERVATIVE FUNDS
  DATE      CLASS A SHARES     CLASS B SHARES     CLASS C SHARES     CLASS R SHARES    INDEX(1)      INDEX(2)          INDEX(1)
--------   ----------------   ----------------   ----------------   ----------------   --------   -------------   ------------------
10/31/05        $ 9450              $10000             $10000             $10000         $10000       $10000             $10000
   11/05          9573               10120              10120              10120          10378        10163              10157
   12/05          9672               10218              10217              10220          10382        10251              10229
    1/06          9825               10380              10379              10392          10656        10423              10409
    2/06          9882               10430              10429              10443          10685        10466              10404
    3/06          9917               10457              10456              10482          10818        10502              10469
    4/06          9955               10487              10496              10513          10963        10517              10528
    5/06          9888               10426              10425              10452          10648        10389              10415
    6/06          9947               10469              10477              10507          10662        10441              10421
    7/06         10092               10622              10621              10661          10728        10562              10487
    8/06         10267               10796              10804              10845          10983        10771              10645
    9/06         10353               10876              10884              10929          11266        10905              10773
   10/06         10549               11081              11080              11135          11633        11117              10937
   11/06         10725               11256              11265              11321          11854        11311              11100
   12/06         10782               11315              11314              11385          12020        11316              11129
    1/07         10902               11429              11428              11510          12202        11438              11196
    2/07         10991               11523              11522              11594          11964        11496              11241
    3/07         11048               11571              11570              11658          12097        11522              11311
    4/07         11238               11749              11759              11848          12633        11697              11497
    5/07         11299               11822              11822              11921          13073        11756              11587
    6/07         11130               11624              11634              11726          12856        11599              11500
    7/07         10907               11390              11400              11500          12458        11474              11431
    8/07         11019               11496              11506              11618          12644        11645              11487
    9/07         11254               11741              11740              11858          13117        11877              11725
   10/07         11408               11891              11901              12021          13325        12030              11875
   11/07         11203               11666              11676              11793          12768        11923              11779
   12/07         11153               11311              11611              11744          12680        11873              11759

====================================================================================================================================
                                                                Sources: (1)Lipper Inc., (2)A I M Management Group Inc., Lipper Inc.


AIM Income Allocation Fund

==========================================
AVERAGE ANNUAL TOTAL RETURNS                    CLASS A SHARE PERFORMANCE REFLECTS THE
                                             MAXIMUM 5.50% SALES CHARGE, AND CLASS B
As of 12/31/07, including maximum            AND CLASS C SHARE PERFORMANCE REFLECTS THE
applicable sales charges                     APPLICABLE CONTINGENT DEFERRED SALES
                                             CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE
CLASS A SHARES                               CDSC ON CLASS B SHARES DECLINES FROM 5%
Inception (10/31/05)                  5.16%  BEGINNING AT THE TIME OF PURCHASE TO 0% AT
   1 Year                            -2.28   THE BEGINNING OF THE SEVENTH YEAR. THE
                                             CDSC ON CLASS C SHARES IS 1% FOR THE FIRST
CLASS B SHARES                               YEAR AFTER PURCHASE. CLASS R SHARES DO NOT
Inception (10/31/05)                  5.85%  HAVE A FRONT-END SALES CHARGE; RETURNS
   1 Year                            -2.27   SHOWN ARE AT NET ASSET VALUE AND DO NOT
                                             REFLECT A 0.75% CDSC THAT MAY BE IMPOSED
CLASS C SHARES                               ON A TOTAL REDEMPTION OF RETIREMENT PLAN
Inception (10/31/05)                  7.14%  ASSETS WITHIN THE FIRST YEAR.
   1 Year                             1.64
                                                THE PERFORMANCE OF THE FUND'S SHARE
CLASS R SHARES                               CLASSES WILL DIFFER PRIMARILY DUE TO
Inception (10/31/05)                  7.70%  DIFFERENT SALES CHARGE STRUCTURES AND
   1 Year                             3.14   CLASS EXPENSES.
==========================================
                                                HAD THE ADVISOR NOT WAIVED FEES AND/OR
   THE PERFORMANCE DATA QUOTED REPRESENT     REIMBURSED EXPENSES, PERFORMANCE WOULD
PAST PERFORMANCE AND CANNOT GUARANTEE        HAVE BEEN LOWER.
COMPARABLE FUTURE RESULTS; CURRENT
PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE   (1)Total annual operating expenses less
VISIT AIMINVESTMENTS.COM FOR THE MOST        any contractual fee waivers and/or expense
RECENT MONTH-END PERFORMANCE. PERFORMANCE    reimbursements by the advisor in effect
FIGURES REFLECT REINVESTED DISTRIBUTIONS,    through at least June 30, 2008. See
CHANGES IN NET ASSET VALUE AND THE EFFECT    current prospectus for more information.
OF THE MAXIMUM SALES CHARGE UNLESS
OTHERWISE STATED. INVESTMENT RETURN AND      (2)The expense ratio includes acquired
PRINCIPAL VALUE WILL FLUCTUATE SO THAT YOU   fund fees and expenses of the underlying
MAY HAVE A GAIN OR LOSS WHEN YOU SELL        funds in which the Fund invests of 0.64%
SHARES.                                      for Class A, B, C and R shares of AIM
                                             Income Allocation Fund.
   THE NET ANNUAL FUND OPERATING EXPENSE
RATIO SET FORTH IN THE MOST RECENT FUND
PROSPECTUS AS OF THE DATE OF THIS REPORT
FOR CLASS A, CLASS B, CLASS C AND CLASS R
SHARES WAS 0.93%, 1.68%, 1.68% AND 1.18%,
RESPECTIVELY.(1,2) THE TOTAL ANNUAL FUND
OPERATING EXPENSE RATIO SET FORTH IN THE
MOST RECENT FUND PROSPECTUS AS OF THE DATE
OF THIS REPORT FOR CLASS A, CLASS B, CLASS
C AND CLASS R SHARES WAS 2.60%, 3.35%,
3.35% AND 2.85%, RESPECTIVELY.(2) THE                                                     ==========================================
EXPENSE RATIOS PRESENTED ABOVE MAY VARY                                                   FOR A DISCUSSION OF THE RISKS OF INVESTING
FROM THE EXPENSE RATIOS PRESENTED IN OTHER                                                IN YOUR FUND AND INDEXES USED IN THIS
SECTIONS OF THIS REPORT THAT ARE BASED ON                                                 REPORT, PLEASE TURN THE PAGE.
EXPENSES INCURRED DURING THE PERIOD                                                       ==========================================
COVERED BY THIS REPORT.

AIM Income Allocation Fund

AIM INCOME ALLOCATION FUND'S INVESTMENT OBJECTIVE IS TO ACHIEVE A HIGH LEVEL OF CURRENT INCOME WITH GROWTH OF CAPITAL AS A SECONDARY
OBJECTIVE.

o Unless otherwise stated, information presented in this report is as of December 31, 2007, and is based on total net assets.

o Unless otherwise noted, all data in this report are from A I M Management Group Inc.

About share classes                          the Fund, the advisor is required to act     securities. In that event, an investment
                                             in the Fund's best interest when selecting   in the Fund may have additional risks
o Class B shares are not available as an     the underlying funds. Because the Fund is    relating to direct ownership of real
investment for retirement plans maintained   a fund of funds, the Fund is subject to      estate.
pursuant to Section 401 of the Internal      the risks associated with the underlying
Revenue Code, including 401(k) plans,        funds in which it invests. There are         o Dollar-roll transactions involve the
money purchase pension plans and profit      additional risks of investing in the         risk that the market value of securities
sharing plans, except for plans that have    underlying funds.                            to be purchased by the Fund may decline
existing accounts invested in Class B                                                     below the price at which the Fund is
shares.                                      Principal risks of investing in the          obligated to repurchase the securities or
                                             underlying Funds                             that the other party may default on its
o Class R shares are available only to                                                    obligation, such that the Fund is delayed
certain retirement plans. Please see the     o Certain of the underlying funds may        or prevented from completing the
prospectus for more information.             engage in active and frequent trading of     transaction.
                                             securities to achieve their investment
Principal risks of investing in the Fund     objectives. This may cause them to incur     o Prices of equity securities change in
                                             increased costs, which may lower the         response to many factors including the
o The Fund pursues its investment            actual return of the underlying funds.       historical and prospective earnings of the
objectives by investing its assets in        Active trading may also increase short       issuer, the value of its assets, general
other underlying funds that are a part of    term gains and losses, which may affect      economic conditions, interest rates,
The AIM Family of Funds rather than          the taxes that must be paid.                 investor perceptions and market liquidity.
investing directly in stocks, bonds, cash
or other investments. The Fund's             o The value of convertible securities in     o Foreign securities have additional
investment performance depends on the        which the Fund invests may be affected by    risks, including exchange rate changes,
investment performance of the underlying     market interest rates-the risk that the      political and economic upheaval, the
funds. There is risk that the advisor's      issuer may default on interest or            relative lack of information, relatively
evaluations and assumptions regarding the    principal payments and the value of the      low market liquidity, and the potential
Fund's broad asset classes or the            underlying common stock into which these     lack of strict financial and accounting
underlying funds may be incorrect based on   securities may be converted may decline as   controls and standards.
actual market conditions, or that the Fund   a result.
will vary from the target weightings in                                                   o High-coupon, U.S. government agency
the underlying funds due to factors such     o Credit risk is the risk of loss on an      mortgage-backed securities provide a
as market fluctuations. There can be no      investment due to the deterioration of an    higher coupon than current prevailing
assurance that the underlying funds will     issuer's financial health. Such a            market interest rates, and the Fund may
achieve their investment objectives, and     deterioration of financial health may        purchase such securities at a premium. If
the performance of the underlying funds      result in a reduction of the credit rating   these securities experience a faster
may be lower than the asset class. The       of the issuer's securities and may lead to   principal prepayment rate than expected,
underlying funds may change their            the issuer's inability to honor its          both the market value and income from such
investment objectives or policies without    contractual obligations, including making    securities will decrease.
the approval of the Allocation Funds. If     timely payment of interest and principal.
that were to occur, the Allocation Funds                                                  o Lower rated securities may be more
might be forced to withdraw their            o The Fund is subject to currency/exchange   susceptible to real or perceived adverse
investments from the underlying funds at     rate risk because it may buy or sell         economic and competitive industry
an unfavorable time. The advisor has the     currencies other than the U.S. dollar.       conditions, and may be less liquid than
ability to select and substitute the                                                      higher grade securities. The loans in
underlying funds in which the Fund invests   o Investing in developing countries can      which the Fund may invest are typically
and may be subject to potential conflicts    add additional risk, such as high rates of   noninvestment-grade and involve a greater
of interest in selecting underlying funds    inflation or sharply devalued currencies     risk of default on interest and principal
because it may receive higher fees from      against the U.S. dollar. Transaction costs   payments and of price changes due to the
certain underlying funds than others.        are often higher, and there may be delays    changes in the credit quality of the
However, as a fiduciary of                   in settlement procedures.                    issuer.

                                             o The Fund could conceivably hold real       o Interest rate risk refers to the risk
                                             estate directly if a company defaults on     that bond prices generally fall as
                                             debt                                         interest rates rise; conversely, bond
                                                                                          prices generally rise as interest rates
=======================================================================================   fall.
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS,                                      Continued
WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.           ==========================================
INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.                                      FUND NASDAQ SYMBOLS
=======================================================================================
                                                                                          Class A Shares                       ALAAX
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE                                     Class B Shares                       BLIAX
                                                                                          Class C Shares                       CLIAX
AIMINVESTMENTS.COM                                                                        Class R Shares                       RLIAX
                                                                                          ==========================================

o The Fund may use enhanced investment       nies related to the real estate industry,    The MSCI EAFE Index is a free
techniques such as leveraging and            the value of shares may rise and fall more   float-adjusted market capitalization index
derivatives. Leveraging entails risks such   than the value of shares of a fund that      that is designed to measure developed
as magnifying changes in the value of the    invests in a broader range of companies.     market equity performance, excluding the
portfolio"s securities. Derivatives are                                                   U.S. and Canada. The FTSE NAREIT Equity
subject to counterparty risk-the risk that   o The Fund may invest in senior-secured,     REITs Index is a market- cap weighted
the other party will not complete the        floating rate loans and debt securities      index of all equity REITs traded on the
transaction with the Fund.                   that require collateral. There is a risk     NYSE, NASDAQ National Market System and
                                             that the value of the collateral may not     the American Stock Exchange. The Lehman
o The value of lower quality debt            be sufficient to cover the amount owed,      Brothers U.S. Universal Index represents
securities and floating rate loans can be    collateral securing a loan may be found      the union of the U.S. Aggregate Index, the
volatile due to increased sensitivity to     invalid, and collateral may be used to pay   U.S. High-Yield Corporate Index, the 144A
adverse issuer, political, regulatory,       other outstanding obligations of the         Index, the Eurodollar Index, the Emerging
market or economic developments.             borrower under applicable law or may be      Markets Index and the non-ERISA portion of
                                             difficult to sell. There is also the risk    the CMBS Index.
o There is no guarantee that the             that the collateral may be difficult to
investment techniques and risk analyses      liquidate or that a majority of the          o The LIPPER MIXED-ASSET TARGET ALLOCATION
used by the Fund's portfolio managers will   collateral may be illiquid.                  CONSERVATIVE FUNDS INDEX is an equally
produce the desired results.                                                              weighted representation of the largest
                                             o The Fund may invest in obligations         funds in the Lipper Mixed-Asset Target
o Small- and mid-capitalization companies    issued by agencies and instrumentalities     Allocation Conservative Funds category.
tend to be more vulnerable to adverse        of the U.S. government that may vary in      These funds, by portfolio practice,
developments and more volatile than larger   the level of support they receive from the   maintain a mix of between 20%-40% equity
companies. Investments in these sized        U.S. government. The U.S. government may     securities, with the remainder invested in
companies may involve special risks,         choose not to provide financial support to   bonds, cash, and cash equivalents.
including those associated with dependence   U.S. governmentsponsored agencies or
on a small management group, little or no    instrumentalities if it is not legally       o The Fund is not managed to track the
operating history, little or no track        obligated to do so. In this case, if the     performance of any particular index,
record of success, limited product lines,    issuer defaulted, the fund holding           including the indexes defined here, and
less publicly available information,         securities of such issuer might not be       consequently, the performance of the Fund
illiquidity, restricted resale or less       able to recover its investment from the      may deviate significantly from the
frequent trading.                            U.S. government.                             performance of the indexes.

                                             About indexes used in this report            o A direct investment cannot be made in an
o The prices of securities held by the                                                    index. Unless otherwise indicated, index
Fund may decline in response to market       o The S&P 500--REGISTERED TRADEMARK--        results include reinvested dividends, and
risks.                                       INDEX is a market capitalization-weighted    they do not reflect sales charges.
                                             index covering all major areas of the U.S.   Performance of an index of funds reflects
o The Fund may invest in mortgage- and       economy. It is not the 500 largest           fund expenses; performance of a market
asset-backed securities. These securities    companies, but rather the most widely held   index does not.
are subject to prepayment or call risk,      500 companies chosen with respect to
which is the risk that payments from the     market size, liquidity, and their            Other information
borrower may be received earlier or later    industry.
than expected due to changes in the rate                                                  o The returns shown in the management's
at which the underlying loans are prepaid.   o The CUSTOM INCOME ALLOCATION INDEX is an   discussion of Fund performance are based
                                             index created by A I M Advisors, Inc. to     on net asset values calculated for
o Nondiversification increases the risk      benchmark the Fund. This index may change    shareholder transactions. Generally
that the value of the Fund's shares may      from time to time based upon the target      accepted accounting principles require
vary more widely, and the Fund may be        asset allocation of the Fund. The index      adjustments to be made to the net assets
subject to greater investment and credit     currently consists of the following          of the Fund at period end for financial
risk than if the Fund invested more          indices: 23% Russell 3000--REGISTERED        reporting purposes, and as such, the net
broadly.                                     TRADEMARK-- Index, 5% MSCI                   asset values for shareholder transactions
                                             EAFE--REGISTERED TRADEMARK-- Index, 7%       and the returns based on those net asset
o Because the Fund concentrates its assets   FTSE NAREIT Equity REITs Index, and 65%      values may differ from the net asset
in the real estate industry, an investment   Lehman Brothers U.S. Universal Index. The    values and returns reported in the
in the Fund will be closely linked to the    Russell 3000 Index measures the              Financial Highlights.
performance of the real estate markets.      performance of the 3,000 largest U.S.
                                             companies based on total market
o Reinvestment risk is the risk that a       capitalization, which represents
bond's cash flows will be reinvested at an   approximately 98% of the investable U.S.
interest rate below that on the original     equity market. The Russell 3000 Index is a
bond.                                        trademark/service mark of the Frank
                                             Russell Company. Russell--REGISTERED
o Because the Fund focuses its investments   TRADEMARK-- is a trademark of the Frank
in real estate investment trusts (REITs),    Russell Company.
real estate operating companies and other
compa-

AIM Income Allocation Fund

SCHEDULE OF INVESTMENTS

December 31, 2007

SCHEDULE OF INVESTMENTS IN AFFILIATED ISSUERS-100.50%(a)

                                                                               CHANGE IN
                 % OF                                                          UNREALIZED
                  NET            VALUE         PURCHASES        PROCEEDS      APPRECIATION      REALIZED        DIVIDEND
                ASSETS          12/31/06        AT COST        FROM SALES     (DEPRECIATION)   GAIN (LOSS)       INCOME
----------------------------------------------------------------------------------------------------------------------------
AIM
  Diversified
  Dividend
  Fund             14.21%      $ 5,701,953     $10,524,461     $(1,042,224)    $(1,425,884)     $1,018,583      $  234,887
----------------------------------------------------------------------------------------------------------------------------
AIM Floating
  Rate Fund         6.90%        2,542,260       5,071,172        (522,752)       (363,542)        (16,407)        382,447
----------------------------------------------------------------------------------------------------------------------------
AIM High
  Yield Fund       13.81%        5,231,431      10,034,249        (990,404)       (828,290)         (8,978)        833,232
----------------------------------------------------------------------------------------------------------------------------
AIM Income
  Fund              8.60%        3,081,518       6,255,472        (637,675)       (311,123)        (22,517)        388,551
----------------------------------------------------------------------------------------------------------------------------
AIM
 Intermediate
  Government
  Fund              7.40%        2,532,246       5,128,918        (534,153)         75,162          (4,711)        308,824
----------------------------------------------------------------------------------------------------------------------------
AIM
International
  Core Equity
  Fund              4.98%        1,910,709       3,510,883        (382,059)       (254,013)        401,441         123,773
----------------------------------------------------------------------------------------------------------------------------
AIM
International
  Total
  Return Fund       5.48%        1,795,868       3,761,800        (388,245)        152,234           9,188         270,343
----------------------------------------------------------------------------------------------------------------------------
AIM Real
  Estate Fund       6.30%        2,749,665       6,268,542        (488,455)     (2,387,108)        961,462         323,335
----------------------------------------------------------------------------------------------------------------------------
AIM Short
  Term Bond
  Fund              6.14%        2,168,968       4,343,281        (452,079)        (82,187)         (4,047)        270,945
----------------------------------------------------------------------------------------------------------------------------
AIM Total
  Return Bond
  Fund             18.16%        6,333,459      12,820,177      (1,322,574)       (146,474)        (13,728)        775,549
----------------------------------------------------------------------------------------------------------------------------
AIM Utilities
  Fund              8.52%        3,073,683       4,878,567        (585,588)        780,902         143,188         138,163
============================================================================================================================
TOTAL
  INVESTMENTS
  IN
  AFFILIATED
  MUTUAL
  FUNDS (Cost
$101,776,024)     100.50%      $37,121,760     $72,597,522     $(7,346,208)    $(4,790,323)     $2,463,474(b)   $4,050,049
============================================================================================================================
OTHER ASSETS
  LESS
  LIABILITIES      (0.50%)
============================================================================================================================
NET ASSETS        100.00%
____________________________________________________________________________________________________________________________
============================================================================================================================


                 SHARES           VALUE
                12/31/07        12/31/07
-------------
AIM
  Diversified
  Dividend
  Fund           1,101,251     $13,820,701
-------------
AIM Floating
  Rate Fund        783,049       6,710,731
-------------
AIM High
  Yield Fund     3,161,884      13,438,008
-------------
AIM Income
  Fund           1,396,607       8,365,675
-------------
AIM
 Intermediate
  Government
  Fund             836,914       7,197,462
-------------
AIM
International
  Core Equity
  Fund             336,736       4,848,999
-------------
AIM
International
  Total
  Return Fund      491,322       5,330,845
-------------
AIM Real
  Estate Fund      268,662       6,130,868
-------------
AIM Short
  Term Bond
  Fund             618,420       5,973,936
-------------
AIM Total
  Return Bond
  Fund           1,732,437      17,670,860
-------------
AIM Utilities
  Fund             418,091       8,290,752
=============
TOTAL
  INVESTMENTS
  IN
  AFFILIATED
  MUTUAL
  FUNDS (Cost
$101,776,024)                  $97,778,837
=============
OTHER ASSETS
  LESS
  LIABILITIES                     (483,798)
=============
NET ASSETS                     $97,295,039
_____________
=============

Notes to Schedule of Investments:

(a) Each underlying fund and the Fund are affiliated by either having the same investment advisor or an investment advisor under common control with the Fund's investment advisor. The Fund invests in Institutional Class shares of the mutual funds listed.
(b) Includes $2,267,388 of capital gains distributed from affiliated underlying funds.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Income Allocation Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS:

Investments in affiliated underlying funds, at
  value (Cost $101,776,024)                     $97,778,837
-----------------------------------------------------------
Receivables for:
  Investments sold -- affiliated underlying
    funds                                           127,732
-----------------------------------------------------------
  Fund shares sold                                  218,765
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                6,793
-----------------------------------------------------------
Other assets                                         28,312
===========================================================
    Total assets                                 98,160,439
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                            739,738
-----------------------------------------------------------
  Trustee deferred compensation and retirement
    plans                                             7,677
-----------------------------------------------------------
  Fund expenses advanced                              8,803
-----------------------------------------------------------
Accrued distribution fees                            44,790
-----------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                              683
-----------------------------------------------------------
Accrued transfer agent fees                          22,507
-----------------------------------------------------------
Accrued operating expenses                           41,202
===========================================================
    Total liabilities                               865,400
===========================================================
Net assets applicable to shares outstanding     $97,295,039
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                   $99,510,364
-----------------------------------------------------------
Undistributed net investment income                 102,608
-----------------------------------------------------------
Undistributed net realized gain                   1,679,254
-----------------------------------------------------------
Unrealized appreciation (depreciation)           (3,997,187)
===========================================================
                                                $97,295,039
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                         $60,192,727
___________________________________________________________
===========================================================
Class B                                         $11,411,922
___________________________________________________________
===========================================================
Class C                                         $25,285,931
___________________________________________________________
===========================================================
Class R                                         $   394,182
___________________________________________________________
===========================================================
Institutional Class                             $    10,277
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 par value per share, unlimited number of shares authorized:

Class A                                           5,678,066
___________________________________________________________
===========================================================
Class B                                           1,075,905
___________________________________________________________
===========================================================
Class C                                           2,382,920
___________________________________________________________
===========================================================
Class R                                              37,160
___________________________________________________________
===========================================================
Institutional Class                                   969.2
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                     $     10.60
-----------------------------------------------------------
  Maximum offering price per share (Net asset
    value of
    $10.60 divided by 94.50%)                   $     11.22
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per share  $     10.61
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per share  $     10.61
___________________________________________________________
===========================================================
Class R:
  Net asset value and offering price per share  $     10.61
___________________________________________________________
===========================================================
Institutional Class:
  Net asset value and offering price per share  $     10.60
___________________________________________________________
===========================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Income Allocation Fund

STATEMENT OF OPERATIONS

For the year ended December 31, 2007

INVESTMENT INCOME:

Dividends from affiliated funds                               $4,050,049
------------------------------------------------------------------------
Other Income                                                         396
========================================================================
    Total investment income                                    4,050,445
========================================================================

EXPENSES:

Administrative services fees                                      50,000
------------------------------------------------------------------------
Custodian fees                                                     7,746
------------------------------------------------------------------------
Distribution fees:
  Class A                                                        118,534
------------------------------------------------------------------------
  Class B                                                         97,868
------------------------------------------------------------------------
  Class C                                                        203,724
------------------------------------------------------------------------
  Class R                                                          1,136
------------------------------------------------------------------------
Transfer agent fees -- A, B, C and R                             116,979
------------------------------------------------------------------------
Transfer agent fees -- Institutional                                   9
------------------------------------------------------------------------
Trustees' and officer's fees and benefits                         18,623
------------------------------------------------------------------------
Registration and filing fees                                      80,053
------------------------------------------------------------------------
Professional services fees                                        41,783
------------------------------------------------------------------------
Other                                                             36,270
========================================================================
    Total expenses                                               772,725
========================================================================
Less: Expenses reimbursed and expense offset arrangement(s)     (328,188)
========================================================================
    Net expenses                                                 444,537
========================================================================
Net investment income                                          3,605,908
========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS IN
  AFFILIATED UNDERLYING FUND SHARES:

Net realized gain on sales of affiliated underlying fund
  shares                                                         196,086
------------------------------------------------------------------------
Net realized gain from distributions of affiliated
  underlying fund shares                                       2,267,388
------------------------------------------------------------------------
  Net realized gain from affiliated underlying fund shares     2,463,474
========================================================================
Change in net unrealized appreciation (depreciation) of
  affiliated underlying fund shares                           (4,790,323)
========================================================================
  Net gain (loss) from affiliated underlying funds            (2,326,849)
========================================================================
Net increase in net assets resulting from operations          $1,279,059
________________________________________________________________________
========================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Income Allocation Fund

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2007 and 2006

                                                                 2007           2006
----------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $ 3,605,908    $   756,221
----------------------------------------------------------------------------------------
  Net realized gain                                             2,463,474        513,992
----------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)         (4,790,323)       786,044
========================================================================================
    Net increase in net assets resulting from operations        1,279,059      2,056,257
========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                      (2,309,555)      (480,775)
----------------------------------------------------------------------------------------
  Class B                                                        (381,445)      (109,544)
----------------------------------------------------------------------------------------
  Class C                                                        (815,332)      (163,544)
----------------------------------------------------------------------------------------
  Class R                                                         (10,702)        (2,882)
----------------------------------------------------------------------------------------
  Institutional Class                                                (879)        (2,151)
========================================================================================
    Total distributions from net investment income             (3,517,913)      (758,896)
========================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                        (768,827)       (33,898)
----------------------------------------------------------------------------------------
  Class B                                                        (151,841)        (9,690)
----------------------------------------------------------------------------------------
  Class C                                                        (323,589)       (15,135)
----------------------------------------------------------------------------------------
  Class R                                                          (4,173)          (186)
----------------------------------------------------------------------------------------
  Institutional Class                                                (137)          (112)
========================================================================================
    Total distributions from net realized gains                (1,248,567)       (59,021)
========================================================================================
    Decrease in net assets resulting from distributions        (4,766,480)      (817,917)
========================================================================================
Share transactions-net:
  Class A                                                      41,386,756     18,650,534
----------------------------------------------------------------------------------------
  Class B                                                       5,781,101      5,597,360
----------------------------------------------------------------------------------------
  Class C                                                      16,255,572      9,102,369
----------------------------------------------------------------------------------------
  Class R                                                         297,851         50,309
----------------------------------------------------------------------------------------
  Institutional Class                                             (48,001)         2,263
========================================================================================
    Net increase in net assets resulting from share
     transactions                                              63,673,279     33,402,835
========================================================================================
    Net increase in net assets                                 60,185,858     34,641,175
========================================================================================

NET ASSETS:

  Beginning of year                                            37,109,181      2,468,006
========================================================================================
  End of year (including undistributed net investment income
    of $102,608 and $15,300, respectively)                    $97,295,039    $37,109,181
________________________________________________________________________________________
========================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Income Allocation Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2007

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Income Allocation Fund (the "Fund") is a series portfolio of AIM Growth Series (the "Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seventeen separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve a high level of current income with growth of capital as a secondary objective. The Fund is a "fund of funds", in that it invests in the Institutional Class of other mutual funds ("underlying funds") advised by A I M Advisors, Inc. ("AIM"). AIM may change the Fund's asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund's accounting policies are outlined in the underlying fund's financial statements and are available upon request.

A. SECURITY VALUATIONS -- Investments in underlying funds are valued at the end of the day net asset value per share.

       Securities in the underlying funds, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

       Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

       Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity.

AIM Income Allocation Fund

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from ordinary income and short-term gains from underlying funds, if any, are recorded as dividend income on ex-dividend date. Distributions from net realized capital gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date. Interest income is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds as received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

       The Fund files tax returns in the U.S. federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities up to three years after the tax period.

E. EXPENSES -- Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the underlying funds. The effects of underlying funds expenses are included earnings from the investments in the underlying funds.

       Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

G. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with AIM. Under the terms of the investment advisory agreement, the Fund does not pay an advisory fee. However, the Fund pays advisory fees to AIM indirectly as a shareholder of the underlying funds

    AIM has contractually agreed to reimburse expenses to the extent necessary to limit other expenses (excluding certain items discussed below which includes 12b-1 plan payments) of Class A, Class B, Class C, Class R and Institutional Class shares to 0.03% of average daily net assets, respectively, through at least June 30, 2008. In determining the advisor's obligation to reimburse expenses, the following expenses are not taken into account, and will cause other expenses to exceed the numbers reflected above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; (vii) expenses of the underlying funds that are paid indirectly as a result of share ownership of the underlying funds; and (viii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement with Invesco Ltd. ("Invesco") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund.

    For the year ended December 31, 2007, AIM reimbursed fund level expenses of $210,700 and reimbursed class level expenses of $69,472, $14,340, $29,851, $333 and $9 for Class A, Class B, Class C, Class R and Institutional Class shares, respectively.

    The Trust has entered into a master administrative services agreement with AIM pursuant to which the Fund has agreed to pay AIM for certain administrative costs incurred in providing accounting services, to the Fund. For the year ended December 31, 2007, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

    At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended December 31, 2007, Invesco reimbursed expenses of the Fund in the amount of $237.

AIM Income Allocation Fund


    The Trust has entered into a transfer agency and service agreement with AIM Investment Services, Inc. ("AIS") pursuant to which the Fund has agreed to pay AIS a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course of providing such services. AIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by AIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended December 31, 2007, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority ("FINRA"), formerly known as National Association of Securities Dealers, impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended December 31, 2007, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2007, ADI advised the Fund that ADI retained $86,175 in front-end sales commissions from the sale of Class A shares and $1, $19,892, $6,359 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed on redemptions by shareholders.

    The underlying funds pay no distribution fees and the Fund pays no sales loads or other similar compensation to ADI for acquiring underlying fund shares.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

NOTE 3--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2007, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $3,246.

NOTE 4--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2007, the Fund paid legal fees of $3,690 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--BORROWINGS

The Fund is a party to an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM, which are parties to the credit facility, can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2007, the Fund did not borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the contractually agreed upon rate.

AIM Income Allocation Fund

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:


The tax character of distributions paid during the years December 31, 2007 and 2006 was as follows:

                                                              2007             2006
---------------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                               $3,523,368    $   808,775
---------------------------------------------------------------------------------------
Long-term capital gain                                         1,243,112          9,142
=======================================================================================
Total distributions                                           $4,766,480    $   817,917
_______________________________________________________________________________________
=======================================================================================


TAX COMPONENTS OF NET ASSETS:


As of December 31, 2007, the components of net assets on a tax basis were as follows:

                                                                     2007
-----------------------------------------------------------------------------
Undistributed ordinary income                                     $   109,231
-----------------------------------------------------------------------------
Undistributed long-term gain                                        1,834,972
-----------------------------------------------------------------------------
Net unrealized appreciation (depreciation)- investments            (4,152,905)
-----------------------------------------------------------------------------
Temporary book/tax differences                                         (6,623)
-----------------------------------------------------------------------------
Shares of beneficial interest                                      99,510,364
=============================================================================
Total net assets                                                  $97,295,039
_____________________________________________________________________________
=============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    The Fund does not have a capital loss carryforward as of December 31, 2007.

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2007 was $72,597,522 and $7,346,208, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities         $ 1,306,781
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities        (5,459,686)
===============================================================================
Net unrealized appreciation (depreciation) of investment
  securities                                                       $(4,152,905)
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $101,931,742.

NOTE 8--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of excise tax and distribution reclass, on December 31, 2007, undistributed net investment income was decreased by $687, undistributed net realized gain was increased by $705 and shares of beneficial interest decreased by $18. This reclassification had no effect on the net assets of the Fund.

AIM Income Allocation Fund

NOTE 9--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A, Class B, Class C, Class R and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to a CDSC. Class B shares and Class C shares are sold with a CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class R shares are subject to a CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.


                                           CHANGES IN SHARES OUTSTANDING
-------------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED                   YEAR ENDED
                                                                DECEMBER 31, 2007(a)          DECEMBER 31, 2006
                                                              -------------------------    ------------------------
                                                                SHARES        AMOUNT        SHARES        AMOUNT
-------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      5,130,980    $56,581,689    1,978,777    $20,800,689
-------------------------------------------------------------------------------------------------------------------
  Class B                                                        799,736      8,821,716      624,102      6,554,792
-------------------------------------------------------------------------------------------------------------------
  Class C                                                      1,845,603     20,353,103      952,348     10,065,624
-------------------------------------------------------------------------------------------------------------------
  Class R                                                         32,811        358,816        4,654         49,054
-------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                 --             --           --             --
===================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        244,883      2,632,745       41,255        437,818
-------------------------------------------------------------------------------------------------------------------
  Class B                                                         43,684        469,636        8,769         93,384
-------------------------------------------------------------------------------------------------------------------
  Class C                                                         88,454        950,169       12,993        138,448
-------------------------------------------------------------------------------------------------------------------
  Class R                                                          1,390         14,875          291          3,068
-------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                 92          1,017          215          2,263
===================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        113,934      1,243,065       29,480        317,463
-------------------------------------------------------------------------------------------------------------------
  Class B                                                       (113,945)    (1,243,065)     (29,482)      (317,463)
===================================================================================================================
Reacquired:
  Class A                                                     (1,748,799)   (19,070,743)    (273,970)    (2,905,436)
-------------------------------------------------------------------------------------------------------------------
  Class B                                                       (207,894)    (2,267,186)     (69,807)      (733,353)
-------------------------------------------------------------------------------------------------------------------
  Class C                                                       (463,254)    (5,047,700)    (104,746)    (1,101,703)
-------------------------------------------------------------------------------------------------------------------
  Class R                                                         (6,882)       (75,840)        (175)        (1,813)
-------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             (4,413)       (49,018)          --             --
===================================================================================================================
                                                               5,756,380    $63,673,279    3,174,704    $33,402,835
___________________________________________________________________________________________________________________
===================================================================================================================

(a) There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 32% of the outstanding shares of the Fund. ADI has an agreement with these entities to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 10--SIGNIFICANT EVENT

At a meeting held on December 13, 2007, the Board of Trustees of Trust approved certain proposals to be presented for shareholder approval at a special meeting of the shareholders of the Trust intended to be held on February 29, 2008 (the "Special Meeting"). At the Special Meeting, shareholders of record as of the close of business on November 30, 2007, are entitled to vote their respective shares on several proposals that including, among others the following proposal(s).

    New proposed sub-advisory agreement between A I M Advisors, Inc. ("AIM") and each of AIM Funds Management Inc., Invesco Asset Management Deutschland, GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc. and Invesco Senior Secured Management, Inc. (collectively, the "Affiliated Sub-Advisers") (the "New Sub-advisory Arrangements") . This proposal is intended to benefit the Fund and its shareholders by permitting AIM to utilize the additional resources and talent of these affiliated sub-advisers in managing the Fund. Because AIM would pay all of the sub-advisory fees of the sub-advisers, the new sub-advisory arrangements would not affect the fees the Fund pays pursuant to the advisory agreement. If approved by shareholders, the New Sub-advisory Arrangements are expected to become effective on or about May 1, 2008.

AIM Income Allocation Fund

NOTE 11--FINANCIAL HIGHLIGHTS

    The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                               CLASS A
                                                              -----------------------------------------
                                                                                       OCTOBER 31, 2005
                                                                   YEAR ENDED           (COMMENCEMENT
                                                                  DECEMBER 31,             DATE) TO
                                                              ---------------------      DECEMBER 31,
                                                               2007          2006            2005
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 10.85       $ 10.12         $10.03
-------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.54(a)       0.39           0.11(a)
-------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (0.17)         0.75           0.13
=======================================================================================================
    Total from investment operations                             0.37          1.14           0.24
=======================================================================================================
Less distributions:
  Dividends from net investment income                          (0.47)        (0.39)         (0.15)
-------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.15)        (0.02)            --
=======================================================================================================
    Total distributions                                         (0.62)        (0.41)         (0.15)
=======================================================================================================
Net asset value, end of period                                $ 10.60       $ 10.85         $10.12
_______________________________________________________________________________________________________
=======================================================================================================
Total return(b)                                                  3.40%        11.48%          2.35%
_______________________________________________________________________________________________________
=======================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $60,193       $21,022         $1,634
_______________________________________________________________________________________________________
=======================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 0.28%(c)      0.29%          0.29%(d)
-------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              0.70%(c)      1.96%         20.85%(d)
=======================================================================================================
Estimated acquired fund fees from underlying funds(e)            0.69%         0.64%          0.69%
=======================================================================================================
Ratio of net investment income to average net assets             4.92%(c)      4.86%          6.45%(d)
_______________________________________________________________________________________________________
=======================================================================================================
Portfolio turnover rate(f)                                         10%           21%          0.99%
_______________________________________________________________________________________________________
=======================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $47,413,397.
(d)  Annualized.
(e) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return.
(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM Income Allocation Fund

                                                                                CLASS B
                                                              -------------------------------------------
                                                                                       OCTOBER 31, 2005
                                                                   YEAR ENDED            (COMMENCEMENT
                                                                  DECEMBER 31,             DATE) TO
                                                              --------------------       DECEMBER 31,
                                                               2007          2006            2005
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 10.86       $10.12          $10.03
---------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.46(a)      0.31            0.10(a)
---------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (0.17)        0.76            0.12
=========================================================================================================
    Total from investment operations                             0.29         1.07            0.22
=========================================================================================================
Less distributions:
  Dividends from net investment income                          (0.39)       (0.31)          (0.13)
---------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.15)       (0.02)             --
=========================================================================================================
    Total distributions                                         (0.54)       (0.33)          (0.13)
=========================================================================================================
Net asset value, end of period                                $ 10.61       $10.86          $10.12
_________________________________________________________________________________________________________
=========================================================================================================
Total return(b)                                                  2.62%       10.74%           2.17%
_________________________________________________________________________________________________________
=========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $11,412       $6,018          $  210
_________________________________________________________________________________________________________
=========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.03%(c)     1.04%           1.04%(d)
---------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.45%(c)     2.71%          21.60%(d)
=========================================================================================================
Estimated acquired fund fees from underlying funds(e)            0.69%        0.64%           0.69%
=========================================================================================================
Ratio of net investment income to average net assets             4.17%(c)     4.11%           5.70%(d)
_________________________________________________________________________________________________________
=========================================================================================================
Portfolio turnover rate(f)                                         10%          21%           0.99%
_________________________________________________________________________________________________________
=========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $9,786,820.
(d)  Annualized.
(e) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return.
(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM Income Allocation Fund

                                                                                CLASS C
                                                              -------------------------------------------
                                                                                       OCTOBER 31, 2005
                                                                   YEAR ENDED            (COMMENCEMENT
                                                                  DECEMBER 31,             DATE) TO
                                                              --------------------       DECEMBER 31,
                                                               2007          2006            2005
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 10.86       $10.12          $10.03
---------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.46(a)      0.31            0.10(a)
---------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (0.17)        0.76            0.12
=========================================================================================================
    Total from investment operations                             0.29         1.07            0.22
=========================================================================================================
Less distributions:
  Dividends from net investment income                          (0.39)       (0.31)          (0.13)
---------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.15)       (0.02)             --
=========================================================================================================
    Total distributions                                         (0.54)       (0.33)          (0.13)
=========================================================================================================
Net asset value, end of period                                $ 10.61       $10.86          $10.12
_________________________________________________________________________________________________________
=========================================================================================================
Total return(b)                                                  2.62%       10.74%           2.17%
_________________________________________________________________________________________________________
=========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $25,286       $9,905          $  521
_________________________________________________________________________________________________________
=========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.03%(c)     1.04%           1.04%(d)
---------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.45%(c)     2.71%          21.60%(d)
=========================================================================================================
Estimated acquired fund fees from underlying funds(e)            0.69%        0.64%           0.69%
=========================================================================================================
Ratio of net investment income to average net assets             4.17%(c)     4.11%           5.70%(d)
_________________________________________________________________________________________________________
=========================================================================================================
Portfolio turnover rate(f)                                         10%          21%           0.99%
_________________________________________________________________________________________________________
=========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $20,372,370.
(d)  Annualized.
(e) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return.
(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM Income Allocation Fund

                                                                              CLASS R
                                                              ----------------------------------------
                                                                                      OCTOBER 31, 2005
                                                                   YEAR ENDED          (COMMENCEMENT
                                                                  DECEMBER 31,            DATE) TO
                                                              --------------------      DECEMBER 31,
                                                               2007          2006           2005
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 10.86       $10.11         $10.03
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.51(a)      0.43           0.11(a)
------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (0.17)        0.70           0.11
======================================================================================================
    Total from investment operations                             0.34         1.13           0.22
======================================================================================================
Less distributions:
  Dividends from net investment income                          (0.44)       (0.36)         (0.14)
------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.15)       (0.02)            --
======================================================================================================
    Total distributions                                         (0.59)       (0.38)         (0.14)
======================================================================================================
Net asset value, end of period                                $ 10.61       $10.86         $10.11
______________________________________________________________________________________________________
======================================================================================================
Total return(b)                                                  3.14%       11.41%          2.20%
______________________________________________________________________________________________________
======================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $   394       $  107         $   51
______________________________________________________________________________________________________
======================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 0.53%(c)     0.54%          0.54%(d)
------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              0.95%(c)     2.21%         21.10%(d)
======================================================================================================
Estimated acquired fund fees from underlying funds(e)            0.69%        0.64%          0.69%
======================================================================================================
Ratio of net investment income to average net assets             4.67%(c)     4.61%          6.20%(d)
______________________________________________________________________________________________________
======================================================================================================
Portfolio turnover rate(f)                                         10%          21%          0.99%
______________________________________________________________________________________________________
======================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $227,160.
(d)  Annualized.
(e) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return.
(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM Income Allocation Fund

                                                                        INSTITUTIONAL CLASS
                                                                ------------------------------------
                                                                                    OCTOBER 31, 2005
                                                                   YEAR ENDED        (COMMENCEMENT
                                                                  DECEMBER 31,          DATE) TO
                                                                ----------------      DECEMBER 31,
                                                                 2007      2006           2005
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $10.85    $10.11         $10.03
----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.57(a)   0.53           0.12(a)
----------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.17)     0.65           0.11
====================================================================================================
    Total from investment operations                              0.40      1.18           0.23
====================================================================================================
Less distributions:
  Dividends from net investment income                           (0.50)    (0.42)         (0.15)
----------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.15)    (0.02)            --
====================================================================================================
    Total distributions                                          (0.65)    (0.44)         (0.15)
====================================================================================================
Net asset value, end of period                                  $10.60    $10.85         $10.11
____________________________________________________________________________________________________
====================================================================================================
Total return(b)                                                   3.66%    11.87%          2.29%
____________________________________________________________________________________________________
====================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $   10    $   57         $   51
____________________________________________________________________________________________________
====================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  0.03%(c)   0.03%         0.04%(d)
----------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               0.33%(c)   1.58%        20.58%(d)
====================================================================================================
Estimated acquired fund fees from underlying funds(e)             0.69%     0.64%          0.69%
====================================================================================================
Ratio of net investment income to average net assets              5.17%(c)   5.11%         6.70%(d)
____________________________________________________________________________________________________
====================================================================================================
Portfolio turnover rate(f)                                          10%       21%          0.99%
____________________________________________________________________________________________________
====================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $31,331.
(d)  Annualized.
(e) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return.
(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

NOTE 12--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.


PENDING LITIGATION AND REGULATORY INQUIRIES


    On August 30, 2005, the West Virginia Office of the State
Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to A I M Advisors, Inc. ("AIM") and A I M Distributors, Inc. ("ADI") (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, AIM's time to respond to that Order has been indefinitely suspended.

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, Invesco Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

    - that the defendants permitted improper market timing and related activity in the AIM Funds; and

    - that certain AIM Funds inadequately employed fair value pricing.

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

AIM Income Allocation Fund

    All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in Invesco Ltd. ("Invesco") 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the Invesco defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

AIM Income Allocation Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Growth Series and Shareholders of AIM Income Allocation Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Income Allocation Fund (one of the funds constituting AIM Growth Series, hereafter referred to as the "Fund") at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years then ended and for the period October 31 2005 (date operations commenced) through December 31, 2005, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2007 by correspondence with the custodians, provides a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 15, 2008
Houston, Texas

AIM Income Allocation Fund

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2007, through December 31, 2007.

    In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which your Fund invests. The amount of fees and expenses incurred indirectly by your Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly are included in your Fund's total return.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

                                                                                           HYPOTHETICAL
                                                                                     (5% ANNUAL RETURN BEFORE
                                                          ACTUAL                            EXPENSES)
                             BEGINNING           ENDING           EXPENSES           ENDING           EXPENSES        ANNUALIZED
                           ACCOUNT VALUE      ACCOUNT VALUE      PAID DURING      ACCOUNT VALUE      PAID DURING       EXPENSE
        CLASS               (07/01/07)        (12/31/07)(1)       PERIOD(2)        (12/31/07)         PERIOD(2)         RATIO
          A                  $1,000.00          $1,001.60           $1.41           $1,023.79           $1.43            0.28%
          B                   1,000.00             998.80            5.19            1,020.01            5.24            1.03
          C                   1,000.00             997.80            5.19            1,020.01            5.24            1.03
          R                   1,000.00           1,001.30            2.67            1,022.53            2.70            0.53

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2007, through December 31, 2007, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Supplement to Annual Report dated 12/31/07

AIM Income Allocation Fund
                                             ==========================================
Institutional Class Shares                   AVERAGE ANNUAL TOTAL RETURNS                    PLEASE NOTE THAT PAST PERFORMANCE IS
                                             For periods ended 12/31/07                   NOT INDICATIVE OF FUTURE RESULTS. MORE
The following information has been                                                        RECENT RETURNS MAY BE MORE OR LESS THAN
prepared to provide Institutional Class      Inception (10/31/05)                 8.20%   THOSE SHOWN. ALL RETURNS ASSUME
shareholders with a performance overview     1 Year                               3.66    REINVESTMENT OF DISTRIBUTIONS AT NAV.
specific to their holdings. Institutional    ==========================================   INVESTMENT RETURN AND PRINCIPAL VALUE WILL
Class shares are offered exclusively to                                                   FLUCTUATE SO YOUR SHARES, WHEN REDEEMED,
institutional investors, including defined   INSTITUTIONAL CLASS SHARES HAVE NO SALES     MAY BE WORTH MORE OR LESS THAN THEIR
contribution plans that meet certain         CHARGE; THEREFORE, PERFORMANCE IS AT NET     ORIGINAL COST. SEE FULL REPORT FOR
criteria.                                    ASSET VALUE (NAV). PERFORMANCE OF            INFORMATION ON COMPARATIVE BENCHMARKS.
                                             INSTITUTIONAL CLASS SHARES WILL DIFFER       PLEASE CONSULT YOUR FUND PROSPECTUS FOR
                                             FROM PERFORMANCE OF OTHER SHARE CLASSES      MORE INFORMATION. FOR THE MOST CURRENT
                                             PRIMARILY DUE TO DIFFERING SALES CHARGES     MONTH-END PERFORMANCE, PLEASE CALL
                                             AND CLASS EXPENSES.                          800-451-4246 OR VISIT AIMINVESTMENTS.COM.

                                                                                             HAD THE ADVISOR NOT WAIVED FEES AND/OR
                                                                                          REIMBURSED EXPENSES, PERFORMANCE WOULD
                                                                                          HAVE BEEN LOWER.

==========================================
NASDAQ SYMBOL                        ILAAX
==========================================

Over for information on your Fund's expenses.

=======================================================================================
THIS SUPPLEMENT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND
PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND
EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
=======================================================================================

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

                                                                                                            [AIM INVESTMENTS LOGO]
AIMINVESTMENTS.COM       INCAL-INS-1            A I M Distributors, Inc.                                  -- REGISTERED TRADEMARK --

Information about your Fund's expenses

Your Fund's long-term performance

====================================================================================================================================
                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT
FUND AND INDEX DATA FROM 10/31/05

                                                                                                       LIPPER MIXED-ASSET
                       AIM INCOME ALLOCATION                                                            TARGET ALLOCATION
                     FUND-INSTITUTIONAL CLASS                                    CUSTOM INCOME         CONSERVATIVE FUNDS
          DATE                SHARES                   S&P 500 INDEX(1)       ALLOCATION INDEX(2)           INDEX(1)

       10/31/05              $10000                         $10000                  $10000                   $10000
          11/05               10130                          10378                   10163                    10157
          12/05               10229                          10382                   10251                    10229
          01/06               10401                          10656                   10423                    10409
          02/06               10461                          10685                   10466                    10404
           3/06               10504                          10818                   10502                    10469
           4/06               10545                          10963                   10517                    10528
           5/06               10484                          10648                   10389                    10415
           6/06               10543                          10662                   10441                    10421
           7/06               10707                          10728                   10562                    10487
           8/06               10893                          10983                   10771                    10645
           9/06               10981                          11266                   10905                    10773
          10/06               11199                          11633                   11117                    10937
          11/06               11386                          11854                   11311                    11100
          12/06               11443                          12020                   11316                    11129
           1/07               11581                          12202                   11438                    11196
           2/07               11676                          11964                   11496                    11241
           3/07               11733                          12097                   11522                    11311
           4/07               11935                          12633                   11697                    11497
           5/07               12009                          13073                   11756                    11587
           6/07               11826                          12856                   11599                    11500
           7/07               11599                          12458                   11474                    11431
           8/07               11717                          12644                   11645                    11487
           9/07               11963                          13117                   11877                    11725
          10/07               12138                          13325                   12030                    11875
          11/07               11920                          12768                   11923                    11779
          12/07               11862                          12680                   11873                    11759
====================================================================================================================================

                                                                SOURCES: (1)LIPPER INC., (2)A I M MANAGEMENT GROUP INC., LIPPER INC.

Past performance cannot guarantee               The performance data shown in the chart
comparable future results.                   above is that of the Fund's institutional
                                             share class. The performance data shown in
   The data shown in the chart above         the chart in the annual report is that of
includes reinvested distributions, Fund      the Fund's Class A, B, C and R shares. The
expenses and management fees. Index          performance of the Fund's other share
results include reinvested dividends.        classes will differ primarily due to
Performance of an index of funds reflects    different sales charge structures and
fund expenses and management fees;           class expenses, and may be greater than or
performance of a market index does not.      less than the performance of the Fund's
Performance shown in the chart and           Institutional Class shares shown in the
table(s) does not reflect deduction of       chart above.
taxes a shareholder would pay on Fund
distributions or sale of Fund shares.
Performance of the indexes does not
reflect the effects of taxes.

AIM Income Allocation Fund

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2007, through December 31, 2007.

    In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which your Fund invests. The amount of fees and expenses incurred indirectly by your Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly are included in your Fund's total return.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If indirect expenses were included, your costs would have been higher.

                                                                                      HYPOTHETICAL
                                                                                (5% ANNUAL RETURN BEFORE
                                                       ACTUAL                           EXPENSES)
                            BEGINNING          ENDING          EXPENSES          ENDING          EXPENSES       ANNUALIZED
                          ACCOUNT VALUE     ACCOUNT VALUE     PAID DURING     ACCOUNT VALUE     PAID DURING      EXPENSE
CLASS                      (07/01/07)       (12/31/07)(1)      PERIOD(2)       (12/31/07)        PERIOD(2)        RATIO
    Institutional           $1,000.00         $1,002.90         $ 0.15          $1,025.05          $0.15           0.03%

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2007, through December 31, 2007, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIM Income Allocation Fund

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2007:

       FEDERAL AND STATE INCOME TAX

         Long-Term Capital Gain Dividends                       $1,243,112
         Qualified Dividend Income*                                  12.50%
         Corporate Dividends Received Deduction*                     10.00%
         U.S. Treasury Obligations*                                   0.22%

       * The above percentages are based on ordinary income dividends paid to shareholders during the fund's fiscal year.

ADDITIONAL NON-RESIDENT ALIEN SHAREHOLDER INFORMATION

The percentages of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended March 31, 2007, June 30, 2007, September 30, 2007 and December 31, 2007 were 63.93%, 64.49%, 64.04%, and 65.17%, respectively.

AIM Income Allocation Fund

TRUSTEES AND OFFICERS



The address of each trustee and officer of AIM Growth Series (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

                                                                                       OTHER
                                  TRUSTEE                                              TRUSTEESHIP(S)/
NAME, YEAR OF BIRTH AND           AND/OR                                               DIRECTORSHIP(S)
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   HELD BY
TRUST                             SINCE      DURING PAST 5 YEARS                       TRUSTEE/ DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
 Interested Persons
-------------------------------------------------------------------------------------------------------------------------

  Martin L. Flanagan(1) -- 1960   2007       Director, Chief Executive Officer and     None
  Trustee                                    President, Invesco Ltd. (ultimate parent
                                             of AIM and a global investment
                                             management firm) and, Invesco Holding
                                             Company (parent of AIM and a global
                                             investment management firm); Chairman,
                                             A I M Advisors, Inc. (registered
                                             investment advisor); Director, Chairman,
                                             Chief Executive Officer and President,
                                             IVZ Inc. (holding company); and INVESCO
                                             North American Holdings, Inc. (holding
                                             company); Chairman and President,
                                             INVESCO Group Services, Inc. (service
                                             provider); Trustee, The AIM Family of
                                             Funds(R); Vice Chairman, Investment
                                             Company Institute; and Member of
                                             Executive Board, SMU Cox School of
                                             Business

                                             Formerly: Chairman, Investment Company
                                             Institute; President, Co-Chief Executive
                                             Officer, Co-President, Chief Operating
                                             Officer and Chief Financial Officer,
                                             Franklin Resources, Inc. (global
                                             investment management organization)
-------------------------------------------------------------------------------------------------------------------------

  Philip A. Taylor(2) -- 1954     2006       Director, Chief Executive Officer and     None
  Trustee, President and                     President, AIM Mutual Fund Dealer Inc.
  Principal                                  (registered broker dealer), A I M
  Executive Officer                          Advisors, Inc., AIM Funds Management
                                             Inc. d/b/a INVESCO Enterprise Services
                                             (registered investment advisor and
                                             registered transfer agent), AIM Trimark
                                             Corporate Class Inc. (formerly AIM
                                             Trimark Global Fund Inc.) (corporate
                                             mutual fund company) and AIM Trimark
                                             Canada Fund Inc. (corporate mutual fund
                                             company), and 1371 Preferred Inc.
                                             (holding company); Director, Chairman,
                                             Chief Executive Officer and President,
                                             A I M Management Group Inc. (financial
                                             services holding company) and A I M
                                             Capital Management, Inc. (registered
                                             investment advisor); Director and
                                             President, INVESCO Funds Group, Inc.
                                             (registered investment advisor and
                                             register transfer agent) and AIM GP
                                             Canada Inc. (general partner for a
                                             limited partnership); Director, A I M
                                             Distributors, Inc. (registered broker
                                             dealer); Director and Chairman, AIM
                                             Investment Services, Inc. (registered
                                             transfer agent) and INVESCO
                                             Distributors, Inc. (registered broker
                                             dealer); Director, President and
                                             Chairman, IVZ Callco Inc. (holding
                                             company), INVESCO Inc. (holding company)
                                             and AIM Canada Holdings Inc. (holding
                                             company); Trustee, President and
                                             Principal Executive Officer of The AIM
                                             Family of Funds--Registered Trademark--
                                             (other than AIM Treasurer's Series
                                             Trust, Short-Term Investments Trust and
                                             Tax-Free Investments Trust); Trustee and
                                             Executive Vice President, The AIM Family
                                             of Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); and Manager,
                                             PowerShares Capital Management LLC

                                             Formerly: Director and Chairman, Fund
                                             Management Company (registered broker
                                             dealer); President and Principal
                                             Executive Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); Chairman, AIM
                                             Canada Holdings, Inc.; President, AIM
                                             Trimark Global Fund Inc. and AIM Trimark
                                             Canada Fund Inc.; and Director, Trimark
                                             Trust (federally regulated Canadian
                                             Trust Company)
-------------------------------------------------------------------------------------------------------------------------
 Independent Trustees
-------------------------------------------------------------------------------------------------------------------------

  Bruce L. Crockett -- 1944       2001       Chairman, Crockett Technology Associates  ACE Limited (insurance company);
  Trustee and Chair                          (technology consulting company)           and Captaris, Inc. (unified
                                                                                       messaging provider)
-------------------------------------------------------------------------------------------------------------------------

  Bob R. Baker -- 1936            2003       Retired                                   None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Frank S. Bayley -- 1939         1985       Retired                                   None
  Trustee                                    Formerly: Partner, law firm of Baker &
                                             McKenzie and Director, Badgley Funds,
                                             Inc. (registered investment company) (2
                                             portfolios)
-------------------------------------------------------------------------------------------------------------------------

  James T. Bunch -- 1942          2003       Founder, Green, Manning & Bunch Ltd.,     None
  Trustee                                    (investment banking firm)
                                             Formerly: Director, Policy Studies, Inc.
                                             and Van Gilder Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------

  Albert R. Dowden -- 1941        2001       Director of a number of public and        None
  Trustee                                    private business corporations, including
                                             the Boss Group Ltd. (private investment
                                             and management); Reich & Tang Funds
                                             (Chairman) (registered investment
                                             company) (7 portfolios), Daily Income
                                             Fund (4 portfolios), California Daily
                                             Tax Free Income Fund, Inc., Connecticut
                                             Daily Tax Free Income Fund, Inc. and New
                                             Jersey Daily Municipal Fund, Inc.,
                                             Annuity and Life Re (Holdings), Ltd.
                                             (insurance company), and Homeowners of
                                             America Holding Corporation (property
                                             casualty company)

                                             Formerly: Director, CompuDyne
                                             Corporation (provider of product and
                                             services to the public security market);
                                             Director, President and Chief Executive
                                             Officer, Volvo Group North America,
                                             Inc.; Senior Vice President, AB Volvo;
                                             Director of various affiliated Volvo
                                             companies; and Director, Magellan
                                             Insurance Company
-------------------------------------------------------------------------------------------------------------------------

  Jack M. Fields -- 1952          2001       Chief Executive Officer, Twenty First     Administaff
  Trustee                                    Century Group, Inc. (government affairs
                                             company); and Owner and Chief Executive
                                             Officer, Dos Angelos Ranch, L.P.
                                             (cattle, hunting, corporate
                                             entertainment), and Discovery Global
                                             Education Fund (non-profit)
                                             Formerly: Chief Executive Officer,
                                             Texana Timber LP (sustainable forestry
                                             company)

-------------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937         2001       Partner, law firm of Kramer Levin         Director, Reich & Tang Funds) (15
  Trustee                                    Naftalis and Frankel LLP                  portfolios)
-------------------------------------------------------------------------------------------------------------------------

  Prema Mathai-Davis -- 1950      2001       Formerly: Chief Executive Officer, YWCA   None
  Trustee                                    of the USA
-------------------------------------------------------------------------------------------------------------------------

  Lewis F. Pennock -- 1942        2001       Partner, law firm of Pennock & Cooper     None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Larry Soll -- 1942              2003       Retired                                   None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Raymond Stickel, Jr. -- 1944    2005       Retired                                   None
  Trustee                                    Formerly: Partner, Deloitte & Touche;
                                             and Director, Mainstay VP Series Funds,
                                             Inc. (25 portfolios)
-------------------------------------------------------------------------------------------------------------------------

(1) Mr. Flanagan was appointed as Trustee of the Trust on February 24, 2007. Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM Income Allocation Fund

                                                                                       OTHER
                                  TRUSTEE                                              TRUSTEESHIP(S)/
NAME, YEAR OF BIRTH AND           AND/OR                                               DIRECTORSHIP(S)
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   HELD BY TRUSTEE/
TRUST                             SINCE      DURING PAST 5 YEARS                       DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
 Other Officers
-------------------------------------------------------------------------------------------------------------------------

  Russell C. Burk -- 1958         2005       Senior Vice President and Senior Officer  N/A
  Senior Vice President and                  of The AIM Family of Funds--Registered
  Senior Officer                             Trademark--
                                             Formerly: Director of Compliance and
                                             Assistant General Counsel, ICON
                                             Advisers, Inc.; Financial Consultant,
                                             Merrill Lynch; General Counsel and
                                             Director of Compliance, ALPS Mutual
                                             Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------

  John M. Zerr -- 1962            2006       Director, Senior Vice President,          N/A
  Senior Vice President, Chief               Secretary and General Counsel, A I M
  Legal Officer and Secretary                Management Group Inc., A I M Advisors,
                                             Inc. and A I M Capital Management, Inc.;
                                             Director, Vice President and Secretary,
                                             AIM Investment Services, Inc. and
                                             INVESCO Distributors, Inc.; Director,
                                             Senior Vice President and Secretary,
                                             A I M Distributors, Inc.; Director and
                                             Vice President, INVESCO Funds Group
                                             Inc.; Senior Vice President, Chief Legal
                                             Officer and Secretary of The AIM Family
                                             of Funds--Registered Trademark--; and
                                             Manager, PowerShares Capital Management
                                             LLC

                                             Formerly: Director, Vice President and
                                             Secretary, Fund Management Company; Vice
                                             President, A I M Capital Management,
                                             Inc.; Chief Operating Officer, Senior
                                             Vice President, General Counsel and
                                             Secretary, Liberty Ridge Capital, Inc.
                                             (an investment adviser); Vice President
                                             and Secretary, PBHG Funds (an investment
                                             company); Vice President and Secretary,
                                             PBHG Insurance Series Fund (an
                                             investment company); General Counsel and
                                             Secretary, Pilgrim Baxter Value
                                             Investors (an investment adviser); Chief
                                             Operating Officer, General Counsel and
                                             Secretary, Old Mutual Investment
                                             Partners (a broker-dealer); General
                                             Counsel and Secretary, Old Mutual Fund
                                             Services (an administrator); General
                                             Counsel and Secretary, Old Mutual
                                             Shareholder Services (a shareholder
                                             servicing center); Executive Vice
                                             President, General Counsel and
                                             Secretary, Old Mutual Capital, Inc. (an
                                             investment adviser); and Vice President
                                             and Secretary, Old Mutual Advisors Funds
                                             (an investment company)
-------------------------------------------------------------------------------------------------------------------------

  Lisa O. Brinkley -- 1959        2004       Global Compliance Director, Invesco       N/A
  Vice President                             Ltd.; and Vice President of The AIM
                                             Family of Funds--Registered Trademark--

                                             Formerly: Senior Vice President, A I M
                                             Management Group Inc. (financial
                                             services holding company); Senior Vice
                                             President and Chief Compliance Officer,
                                             A I M Advisors, Inc. and The AIM Family
                                             of Funds--Registered Trademark--; Vice
                                             President and Chief Compliance Officer,
                                             A I M Capital Management, Inc. and A I M
                                             Distributors, Inc.; Vice President, AIM
                                             Investment Services, Inc. and Fund
                                             Management Company; Senior Vice
                                             President and Chief Compliance Officer
                                             of The AIM Family of Funds--Registered
                                             Trademark--; and Senior Vice President
                                             and Compliance Director, Delaware
                                             Investments Family of Funds
-------------------------------------------------------------------------------------------------------------------------

  Kevin M. Carome -- 1956         2003       General Counsel, Secretary and Senior
  Vice President                             Managing Director, Invesco Ltd.;
                                             Director and Secretary, Invesco Holding
                                             Company Limited, IVZ, Inc. and INVESCO
                                             Group Services, Inc.; Director, INVESCO
                                             Funds Group, Inc.; Secretary, INVESCO
                                             North American Holdings, Inc.; and Vice
                                             President of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Senior Managing Director,       N/A
                                             Invesco Holding Company Limited;
                                             Director, Senior Vice President,
                                             Secretary and General Counsel, A I M
                                             Management Group Inc. and A I M
                                             Advisors, Inc.; Senior Vice President,
                                             A I M Distributors, Inc.; Director,
                                             General Counsel and Vice President, Fund
                                             Management Company; Vice President,
                                             A I M Capital Management, Inc. and AIM
                                             Investment Services, Inc.; Senior Vice
                                             President, Chief Legal Officer and
                                             Secretary of The AIM Family of
                                             Funds--Registered Trademark--; Director
                                             and Vice President, INVESCO
                                             Distributors, Inc.; Chief Executive
                                             Officer and President, INVESCO Funds
                                             Group, Inc.; and Senior Vice President
                                             and General Counsel, Liberty Financial
                                             Companies, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Sidney M. Dilgren -- 1961       2004       Vice President, A I M Advisors, Inc. and  N/A
  Vice President, Principal                  A I M Capital Management, Inc.; and Vice
  Financial Officer and                      President, Treasurer and Principal
  Treasurer                                  Financial Officer of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Fund Treasurer, A I M
                                             Advisors, Inc.; Senior Vice President,
                                             AIM Investment Services, Inc.; and Vice
                                             President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Karen Dunn Kelley -- 1960       2004       Head of Invesco's World Wide Fixed        N/A
  Vice President                             Income and Cash Management Group;
                                             Director of Cash Management and Senior
                                             Vice President, A I M Advisors, Inc. and
                                             A I M Capital Management, Inc; Executive
                                             Vice President, A I M Distributors,
                                             Inc.; Senior Vice President, A I M
                                             Management Group Inc.; Vice President,
                                             The AIM Family of Funds--Registered
                                             Trademark-- (other than AIM Treasurer's
                                             Series Trust, Short-Term Investments
                                             Trust and Tax-Free Investments Trust);
                                             and President and Principal Executive
                                             Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)
                                             Formerly: Director and President, Fund
                                             Management Company; Chief Cash
                                             Management Officer and Managing
                                             Director, A I M Capital Management,
                                             Inc.; Vice President, A I M Advisors,
                                             Inc. and The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)
-------------------------------------------------------------------------------------------------------------------------

  Lance A. Rejsek -- 1967         2005       Anti-Money Laundering Compliance          N/A
  Anti-Money Laundering                      Officer, A I M Advisors, Inc., A I M
  Compliance Officer                         Capital Management, Inc., A I M
                                             Distributors, Inc., AIM Investment
                                             Services, Inc., AIM Private Asset
                                             Management, Inc. and The AIM Family of
                                             Funds--Registered Trademark--
                                             Formerly: Anti-Money Laundering
                                             Compliance Officer, Fund Management
                                             Company; and Manager of the Fraud
                                             Prevention Department, AIM Investment
                                             Services, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Todd L. Spillane -- 1958        2006       Senior Vice President, A I M Management   N/A
  Chief Compliance Officer                   Group Inc.; Senior Vice President and
                                             Chief Compliance Officer, A I M
                                             Advisors, Inc. and A I M Capital
                                             Management, Inc.; Chief Compliance
                                             Officer of The AIM Family of
                                             Funds--Registered Trademark--, Invesco
                                             Global Asset Management (N.A.), Inc.,
                                             (registered investment advisor), Invesco
                                             Institutional (N.A.), Inc., (registered
                                             investment advisor), INVESCO Private
                                             Capital Investments, Inc. (holding
                                             company), Invesco Private Capital, Inc.
                                             (registered investment advisor) and
                                             Invesco Senior Secured Management, Inc.
                                             (registered investment advisor); and
                                             Vice President, A I M Distributors, Inc.
                                             and AIM Investment Services, Inc.

                                             Formerly: Vice President, A I M Capital
                                             Management, Inc. and Fund Management
                                             Company; Global Head of Product
                                             Development, AIG-Global Investment
                                             Group, Inc.; and Chief Compliance
                                             Officer and Deputy General Counsel,
                                             AIG-SunAmerica Asset Management
-------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust
1735 Market Street, 51st      & Frankel LLP            P.O. Box 4739            Company
Floor                         1177 Avenue of the       Houston, TX 77210-4739   225 Franklin Street
Philadelphia, PA 19103-7599   Americas                                          Boston, MA 02110-2801
                              New York, NY 10036-2714

                                             Fund holdings and proxy voting information
                [EDELIVERY
               GO PAPERLESS                  The Fund provides a complete list of its
       AIMINVESTMENTS.COM/EDELIVERY          holdings four times in each fiscal year,
                 GRAPHIC]                    at the quarter-ends. For the second and
                                             fourth quarters, the lists appear in the
REGISTER FOR EDELIVERY                       Fund's semiannual and annual reports to
                                             shareholders. For the first and third
eDelivery is the process of receiving your   quarters, the Fund files the lists with
fund and account information via e-mail.     the Securities and Exchange Commission
Once your quarterly statements, tax forms,   (SEC) on Form N-Q. The most recent list of
fund reports, and prospectuses are           portfolio holdings is available at
available, we will send you an e-mail        AIMinvestments.com. From our home page,
notification containing links to these       click on Products & Performance, then
documents. For security purposes, you will   Mutual Funds, then Fund Overview. Select
need to log in to your account to view       your Fund from the drop-down menu and
your statements and tax forms.               click on Complete Quarterly Holdings.
                                             Shareholders can also look up the Fund's
WHY SIGN UP?                                 Forms N-Q on the SEC Web site at sec.gov.
                                             Copies of the Fund's Forms N-Q may be
Register for eDelivery to:                   reviewed and copied at the SEC Public
                                             Reference Room in Washington, D.C. You can
o save your Fund the cost of printing and    obtain information on the operation of the
  postage.                                   Public Reference Room, including
                                             information about duplicating fee charges,
o reduce the amount of paper you receive.    by calling 202-942-8090 or 800-732-0330,
                                             or by electronic request at the following
o gain access to your documents faster by    e-mail address: publicinfo@sec.gov. The
  not waiting for the mail.                  SEC file numbers for the Fund are
                                             811-02699 and 002-57526.
o view your documents online anytime at
  your convenience.                          A description of the policies and
                                             procedures that the Fund uses to determine
o save the documents to your personal        how to vote proxies relating to portfolio
  computer or print them out for your        securities is available without charge,
  records.                                   upon request, from our Client Services
                                             department at 800-959-4246 or on the AIM
HOW DO I SIGN UP?                            Web site, AIMinvestments.com. On the home
                                             page, scroll down and click on Proxy
It's easy. Just follow these simple steps:   Policy. The information is also available
                                             on the SEC Web site, sec.gov.
1. Log in to your account.
                                             Information regarding how the Fund voted
2. Click on the "Service Center" tab.        proxies related to its portfolio
                                             securities during the 12 months ended June
3. Select "Register for eDelivery" and       30, 2007, is available at our Web site. Go
   complete the consent process.             to AIMinvestments.com, access the About Us
                                             tab, click on Required Notices and then
This AIM service is provided by AIM          click on Proxy Voting Activity. Next,
Investment Services, Inc.                    select the Fund from the drop-down menu.
                                             The information is also available on the
                                             SEC Web site, sec.gov.

                                             If used after April 20, 2008, this report
                                             must be accompanied by a Fund fact sheet
                                             or by an AIM Quarterly Performance Review
                                             for the most recent quarter-end. Mutual
                                             funds and exchange-traded funds
                                             distributed by A I M Distributors, Inc.

                                             INCAL-AR-1     A I M Distributors, Inc.

                                                                 [AIM INVESTMENTS LOGO]
                                                               - REGISTERED TRADEMARK -

TARGET MATURITY

                                                          AIM Independence Funds

                               Annual Report to Shareholders - December 31, 2007

Table of Contents

Letters to Shareholders ........    2
Performance Summary ............    4
Management Discussion ..........    4
Long-term Fund Performance .....   16
Supplemental Information .......   22
Schedule of Investments ........   26
Financial Statements ...........   32
Notes to Financial Statements ..   36
Financial Highlights ...........   44
Auditor's Report ...............   51
Fund Expenses ..................   52
Tax Information ................   54
Trustees and Officers ..........   55

                                                             [COVER GLOBE IMAGE]

                                                       AIM Independence Now Fund

                                                      AIM Independence 2010 Fund

                                                      AIM Independence 2020 Fund

[AIM INVESTMENT SOLUTIONS]                            AIM Independence 2030 Fund

        [GRAPHIC]   [GRAPHIC]                         AIM Independence 2040 Fund

        [DOMESTIC     [FIXED                          AIM Independence 2050 Fund
         EQUITY]     INCOME]

[GRAPHIC]   [GRAPHIC]     [GRAPHIC]

 [TARGET     [TARGET    [DIVERSIFIED
  RISK]     MATURITY]    PORTFOLIOS]

    [GRAPHIC]      [GRAPHIC]

     [SECTOR    [INTERNATIONAL/
     EQUITY]     GLOBAL EQUITY]

       [AIM INVESTMENTS LOGO]
      --REGISTERED TRADEMARK--

AIM Independence Funds

                    Dear Shareholders:

                    I'm pleased to provide you with this report, which includes
   [TAYLOR          a discussion of how your Fund was managed during the period
    PHOTO]          under review, and factors that affected its performance. The following pages contain important information that answers
Philip Taylor       questions you may have about your investment.

                       Despite notable volatility at points throughout the year
                    ended December 31, 2007, major stock market indexes in the U.S. and abroad generally performed well. Reasons for their favorable performance included positive economic growth, particularly overseas; strong corporate profits; and action by the U.S. Federal Reserve Board (the Fed) to lower short-term interest rates, among other factors.

                       At its mid-September 2007 meeting, the Fed cut its
                    federal funds target rate for the first time since June 2003.(1) That cut followed 17 rate increases from June 2004 to June 2006(1) and was intended to address concerns about a weak housing market and problems in the subprime mortgage market, which some feared could adversely affect the U.S. economy. The Fed cut the federal funds target rate again in late October and mid-December in response to continued economic uncertainty.

                       This kind of uncertainty can affect equity, fixed-income
                    and other markets--often suddenly and sometimes dramatically. We can help you deal with market volatility by offering a broad range of mutual funds, including:

                    o Domestic, global and international equity funds.

                    o Taxable and tax-exempt fixed-income funds.

                    o Allocation portfolios, with risk/return characteristics to match your needs.

                    o AIM Independence Funds--target-maturity funds that combine retail mutual funds and PowerShares--REGISTERED TRADEMARK-- exchange-traded funds--with risk/return characteristics that change as your target retirement date nears.

                       I encourage you to talk with your financial advisor if
                    you have concerns about your portfolio. We believe in the value of working with a trusted financial advisor who can recommend AIM funds that are appropriate for your portfolio and that address your long-term investment goals and risk tolerance regardless of prevailing short-term market conditions.

                    In conclusion

                    In May, AIM Investments' parent company changed its name from AMVESCAP PLC to Invesco Ltd., uniting our worldwide operations and global expertise under a new name. While the name of our parent company may be new to you, I can assure you that AIM's commitment to excellent customer service remains unchanged. Our highly trained, courteous client service representatives are eager to answer your questions, provide you with product information or assist you with account transactions. I encourage you to give us an opportunity to serve you by calling us at 800-959-4246.

                       We at AIM are committed to helping you achieve your
                    financial goals. We work every day to earn your trust, and we're grateful for the confidence you've placed in us.

                    Sincerely,


                    /S/ PHILIP TAYLOR
                    -------------------------
                    Philip Taylor
                    President - AIM Funds
                    CEO, AIM Investments

                    February 11, 2008

                    Source: (1) U.S. Federal Reserve Board

                    AIM Investments--REGISTERED TRADEMARK-- is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc., A I M Capital Management, Inc., AIM Private Asset Management, Inc. and PowerShares Capital Management LLC are the investment advisors for the products and services represented by AIM Investments; they each provide investment advisory services to individual and institutional clients and do not sell securities. A I M Distributors, Inc. is the distributor for the retail mutual funds and U.S. institutional money market funds represented by AIM Investments and the exchange-traded funds managed by PowerShares Capital Management LLC. All entities are indirect wholly owned subsidiaries of Invesco Ltd.

AIM Independence Funds

                    Dear Fellow AIM Fund Shareholders:

                    The lines of communication are open: More than 250 of you
   [CROCKETT        have responded to the invitation I extended in my previous
     PHOTO]         letter to complete an online survey, and more than 50
                    shareholders have contacted me directly by e-mail. When I
Bruce L. Crockett   could respond quickly and easily to a shareholder's specific concern I did, but the messages for the most part raised consistent issues that I respond to here.

                       I have received many suggestions, a few complaints, and
                    one offer to buy a gold mine! In general, your letters expressed an appreciation for transparency, frankness and the opportunity to comment. Nevertheless, several shareholders found room for improvement in communications. Some would like more concise letters while others would prefer reports to be more customized for their particular information needs. With these reports going to tens of thousands of people, shareholder communications necessarily have to cover those issues common to a diverse population as well as the information required by law. The ability to change or further customize letters and reports is also affected by technology, timeliness and cost.

                       Online survey responders preferred electronic
                    communications to paper at a ratio of 63% to 37%. Direct responders expressed more of a preference for paper, especially for long reports. Electronic communications are more cost-effective than paper communications that have to be printed and mailed, so I encourage those who have resisted electronic communications to give them a try.

                       The correspondence shows that improving fund performance
                    and reducing shareholder costs remain the key shareholder concerns. Several letters noted individual funds where performance had changed for the better, while others remained dissatisfied with the returns from funds they hold. Although 75% of the online survey responders wanted to see more overall fund performance data in these letters, and 58% wanted more information on individual funds, Securities and Exchange Commission (SEC) and Financial Industry Regulatory Authority (FINRA) rules are very specific about the way fund performance can be discussed in print. Respect for those rules prevents me from commenting on individual funds or very recent results here, but I can assure you that your Board and all of its Investments subcommittees continue to work with AIM Investments to make improved performance a top priority for all fund managers.

                       Expense levels came up as another dominant issue, and no
                    respondent felt these were too low. Several shareholders questioned the need for 12b-1 fees, which cover the cost of distributing fund shares and thereby help the fund to attract new assets. Your Board reviews the funds' 12b-1 fees annually with the shareholders' best interests in mind. While your Board keeps its eye on containing or lowering these fees wherever possible, we also are mindful that 12b-1 fees may be necessary in order to maintain an effective distribution system for fund shares.

                       The value of communication between the Board and
                    shareholders has been noted within and beyond the AIM community. In the online survey, 87% of the respondents felt it was either somewhat or very important to hear directly from the Board, with 55% saying it was very important. Morningstar--TRADEMARK--, the mutual fund tracking company, also commented favorably on this channel of communication in its fall 2007 update of fund stewardship grades, where AIM was one of fewer than 10 fund boards to get an A for board quality, according to BoardIQ (11/13/07).

                       In other news, Ruth Quigley retired from your Board at
                    the end of 2007, and we thank her for her many years of dedicated service. Larry Soll has assumed Ruth's place as a vice chair of the Investments Committee. The Valuation Committee, which Ruth used to chair, has been reorganized as the Valuation, Distribution and Proxy Oversight Committee under the chairmanship of Carl Frischling. The elevation of proxy oversight to standing committee status responds to suggestions from shareholders. In addition, Prema Mathi-Davis assumed my seat on the Governance Committee, and I moved to the Audit Committee.

                       Your Board looks forward to another year of diligent
                    effort on your behalf, and we are even more strongly motivated by your feedback. The invitation remains open to e-mail me at bruce@brucecrockett.com. I look forward to hearing from you.

                    Sincerely,


                    /S/ BRUCE L. CROCKETT
                    -------------------------
                    Bruce L. Crockett
                    Independent Chair
                    AIM Funds Board of Trustees

                    February 11, 2008

AIM Independence Funds

AIM Independence Now Fund
management's discussion of Fund performance

=======================================================================================
PERFORMANCE SUMMARY                                                                       class allocations and will periodically
                                                                                          rebalance the Fund's investments in
Since inception on 1/31/07, Class A shares of AIM Independence Now Fund returned 3.47%    underlying funds to keep them within their
at net asset value (NAV) and underperformed both the broad market, represented by the     target weightings.
S&P 500 Index, and its style-specific index, the Custom Independence Now Index. The
Custom Independence Now Index approximates the performance of the types of holdings       Market conditions and your Fund
owned by the Fund's underlying investments. Performance of select underlying funds
within the large-cap domestic equity and fixed income allocations were the primary        Market volatility increased during 2007 as
contributors to underperformance versus the style-specific index.                         subprime mortgage issues and record high
                                                                                          oil prices fueled concerns that slower
   Your Fund's long-term performance appears on page 16 of this report.                   economic growth and rising inflation would
                                                                                          reduce corporate profits.(1) Despite these
FUND VS. INDEXES                                                                          concerns most major market indexes
                                                                                          finished the year with respectable
Cumulative total returns, 1/31/07-12/31/07 at NAV. Performance shown does not include     gains.(2)
applicable CDSC or front-end sales charges, which would have reduced performance.
                                                                                             Across asset classes, international
                                                                                          equities continued their trend of
Class A Shares                                                                     3.47%  outperforming domestic equities.(1) A weak
Class B Shares                                                                     2.79   U.S. dollar helped boost international
Class C Shares                                                                     2.79   equity returns.(2) As the dollar declined,
Class R Shares                                                                     3.21   large caps generally outperformed small
S&P 500 Index(triangle) (Broad Market Index)                                       3.92   caps as investors sought more exposure to
Custom Independence Now Index(square) (Style-Specific Index)                       5.80   global corporations with the ability to
Lipper Mixed-Asset Target Allocation Conservative Funds Index(triangle)                   leverage currency weakness through their
(Peer Group Index)                                                                 5.03   presence in foreign markets.2 For the most
                                                                                          part, growth outperformed value as
SOURCES: (TRIANGLE)LIPPER INC.; (SQUARE)A I M MANAGEMENT GROUP INC., LIPPER INC.          subprime issues weighed on financial
=======================================================================================   stocks and real estate, both of which are
                                                                                          mostly found in value indexes.(2)
How we invest                                   The Fund's investment strategy follows
                                             a three-step process. The first step is to      Largely in response to subprime
AIM Independence Now Fund is structured      determine AIM Independence Now Fund's        mortgage issues, the U.S. Federal Reserve
for investors who are currently in, or       asset allocation strategy from among broad   Board lowered its Federal Funds target
very near retirement. The Fund invests in    asset classes based on the Fund's target     rate by 1% during the year with a .50% cut
21 underlying products, including seven      retirement date. The second step is to       in September and .25% cuts in October and
PowerShares--REGISTERED TRADEMARK--          select the underlying funds to be held by    December.(3) These cuts served to help
exchange-traded funds and 14 AIM mutual      the Fund and to determine the target         bonds generally outperform equities for
funds. These investments include 13 equity   weightings of such underlying funds. The     the fiscal year. For the most part, high
products and eight fixed-income products.    third step is the ongoing monitoring of      quality bonds outperformed lower quality
The Fund operates under a target maturity    the Fund's asset class allocations,          bonds as investors sought the safety of
structure, which automatically               underlying funds and target weightings.      U.S.
redistributes holdings among the
underlying products to become more              The portfolio management team monitors
conservative as the Fund approaches the      the selection of underlying funds to
target date.                                 ensure that they continue to conform to
                                             the Fund's asset

====================================================================================================================================
PORTFOLIO COMPOSITION                                                                     TOTAL NET ASSETS

                                                       TARGET     % OF TOTAL NET ASSETS   Total Net Assets             $1.30 million
ASSET CLASS                                          ALLOCATION       AS OF 12/31/07
-----------                                          ----------   ---------------------
Domestic Equity                                        28.73%             28.18%
Foreign Equity                                          6.24               6.09           The Fund purchases Institutional Class
High Yield Fixed Income                                 8.33               8.40           shares of the underlying mutual funds.
Investment Grade Fixed Income                          53.35              53.71           Institutional Class shares have no sales
Money Market Funds                                      3.35               4.91           charge. The Fund's portfolio is subject to
Other Assets Less Liabilities                           0.00              -1.29           change, and there is no assurance that the
                                                                                          Fund will continue to hold any particular
                                                                                          fund.
====================================================================================================================================

AIM Independence Funds

Treasury securities.(2) Longer maturity      1000 Portfolio was a primary detractor as                   Gary Wendler
issues outperformed short maturity ones in   it returned -1.09% over the fiscal year.       [WENDLER     Director of Product
response to interest rate reductions.(2)     AIM Diversified Dividend was another            PHOTO]      Strategy and Investment
As with equities, foreign bonds generally    relative detractor. Both strategies                         Services, is manager of AIM
outperformed domestic bonds due to the       underperformed as they avoided high growth   Independence Now Fund. He began his career
declining dollar.(2)                         stocks with high valuations that on          in the investment industry in 1986 and
                                             balance were rewarded more during 2007.      joined AIM in 1995. Mr. Wendler earned a
   Fourteen of the Fund's 21 underlying                                                   B.B.A in finance from Texas A&M
investments provided positive returns           AIM Total Return Bond also detracted      University.
during the fiscal year with the largest      relative to the style-specific index due
contribution coming from domestic large      in part to having a lower portfolio
cap growth equity, foreign equity and        duration structure as the Fed cut interest
fixed income asset classes. Fixed income     rates. Additionally, AIM Total Return
investments provided the largest positive    Bond's dedicated exposure to short term
return contribution. AIM Total Return        bonds detracted as the stylespecific index
Bond, AIM Intermediate Government and AIM    has a higher allocation to intermediate
Short Term Bond were key fund specific       bonds. We maintain a higher allocation to
contributors. AIM International Total        short term bonds in our effort to best
Return was another key fixed income          meet the fund's risk and return objective
contributor as the declining dollar aided    given its target maturity structure.
foreign bonds. AIM International Growth,
AIM International Core Equity and               Positive contributors to relative
PowerShares International Dividend           style-specific index performance came
Achievers Portfolio were amongst the         primarily from AIM International Growth,
largest absolute portfolio contributors,     which benefited from performance trends in
and all represented foreign equities. AIM    foreign equities and the growth style. AIM
Structured Growth and PowerShares Dynamic    Structured Growth and PowerShares Dynamic
Large Cap Growth Portfolio were the          Large Cap Growth Portfolio were the
primary domestic equity contributors as      primary domestic equity relative
both were aided by the resurgence in the     performance contributors benefiting from
growth style during 2007.                    exposure to growth equities.

   Primary absolute detractors came from        In the fourth quarter of 2007, the Fund
small cap equity and value styled            rebalanced its underlying holdings to the
equities. All of the portfolio's small cap   predetermined position along its asset
strategies provided negative returns         allocation glidepath, consistent with the
consistent with the market environment.      target maturity objective.
PowerShares Dynamic Small Cap Value
Portfolio was the single largest absolute       We thank you for your continued
detractor as the fund was hindered by        investment in AIM Independence Now Fund.
struggles for both small caps and value
securities. The PowerShares FTSE RAFI US     Sources: (1) Bloomberg L.P.; (2) Lipper
1500 Small-Mid Portfolio also detracted as   Inc.; (3) Federal Reserve
it provides broad exposure to small and
mid cap stocks. AIM Structured Value Fund,   The views and opinions expressed in
which invests in large cap domestic value    management's discussion of Fund
stocks, was a detractor from performance,    performance are those of A I M Advisors,
as value stocks in the financials sector     Inc. These views and opinions are subject
were adversely affected by subprime          to change at any time based on factors
mortgage issues.                             such as market and economic conditions.
                                             These views and opinions may not be relied
   The Fund's Class A shares                 upon as investment advice or
underperformed its style-specific index,     recommendations, or as an offer for a
the Custom Independence Now Index, by        particular security. The information is
2.33% over the fiscal year. The primary      not a complete analysis of every aspect of
detractors from this relative return came    any market, country, industry, security or
from select large cap domestic equity and    the Fund. Statements of fact are from
fixed income investments. The PowerShares    sources considered reliable, but A I M
FTSE RAFI US                                 Advisors, Inc. makes no representation or
                                             warranty as to their completeness or
                                             accuracy. Although historical performance
                                             is no guarantee of future results, these
                                             insights may help you understand our         ==========================================
                                             investment management philosophy.            FOR A DISCUSSION OF THE RISKS OF INVESTING
                                                                                          IN YOUR FUND AND INDEXES USED IN THIS
                                                  See important Fund and index            REPORT, PLEASE TURN TO PAGE 22.
                                                  disclosures later in this report.       ==========================================

AIM Independence Funds

AIM Independence 2010 Fund management's discussion of Fund performance                    that they continue to conform to the
                                                                                          Fund's asset class allocations and will
=======================================================================================   periodically rebalance the Fund's
PERFORMANCE SUMMARY                                                                       investments in underlying funds to keep
                                                                                          them within their target weightings.
Since inception on 1/31/07, Class A shares of AIM Independence 2010 Fund returned 3.65%
                                                                                          Market conditions and your Fund
at net asset value (NAV) and underperformed both the broad market, represented by the
S&P 500 Index, and its style-specific index, the Custom Independence 2010 Index. The      Market volatility increased during 2007 as
Custom Independence 2010 Index approximates the performance of the types of holdings      subprime mortgage issues and record high
owned by the Fund's underlying investments. Performance of select underlying funds        oil prices fueled concerns that slower
within the large-cap domestic equity and fixed income allocations was the primary         economic growth and rising inflation would
contributors to underperformance versus the style-specific index.                         reduce corporate profits.(1) Despite these
                                                                                          concerns most major market indexes
   Your Fund's long-term performance appears on page 17 of this report.                   finished the year with respectable
                                                                                          gains.(2)
FUND VS. INDEXES
                                                                                             Across asset classes, international
Cumulative total returns, 1/31/07-12/31/07 at NAV. Performance shown does not include     equities continued their trend of
applicable CDSC or front-end sales charges, which would have reduced performance.         outperforming domestic equities.(1) A weak
                                                                                          U.S. dollar helped boost international
Class A Shares                                                                     3.65%  equity returns.(2) As the dollar declined,
Class B Shares                                                                     2.92   large caps generally outperformed small
Class C Shares                                                                     3.02   caps as investors sought more exposure to
Class R Shares                                                                     3.41   global corporations with the ability to
S&P 500 Index(triangle) (Broad Market Index)                                       3.92   leverage currency weakness through their
Custom Independence 2010 Index(square) (Style-Specific Index)                      5.85   presence in foreign markets.(2) For the
Lipper Mixed-Asset Target 2010 Funds Index(triangle) (Peer Group Index)            5.12   most part, growth outperformed value as
                                                                                          subprime issues weighed on financial
SOURCES: (TRIANGLE)LIPPER INC.; (SQUARE)A I M MANAGEMENT GROUP INC., LIPPER INC.          stocks and real estate, both of which are
=======================================================================================   mostly found in value indexes.(2)

How we invest                                   The Fund's investment strategy follows    Largely in response to subprime mortgage
                                             a three-step process. The first step is to   issues, the U.S. Federal Reserve Board
AIM Independence 2010 Fund is structured     determine AIM Independence 2010 Fund's       (the Fed) lowered its Federal Funds target
for investors whose target retirement date   asset allocation strategy from among broad   rate by 1% during the year with a .50% cut
is around the year 2010. The Fund invests    asset classes based on the Fund's target     in September and .25% cuts in October and
in 19 underlying products, including seven   retirement date. The second step is to       December.(3) These cuts served to help
PowerShares--REGISTERED TRADEMARK--          select the underlying funds to be held by    bonds generally outperform equities for
exchange-traded funds and 12 AIM mutual      the Fund and to determine the target         the fiscal
funds. These investments include 13 equity   weightings of such underlying funds. The
products and six fixed-income products.      third step is the ongoing monitoring of
The Fund operates under a target maturity    the Fund's asset class allocations,
structure, which automatically               underlying funds and target weightings.
redistributes holdings among the
underlying products to become more              The portfolio management team monitors
conservative as the Fund approaches the      the selection of underlying funds to
target date.                                 ensure

====================================================================================================================================
PORTFOLIO COMPOSITION                                                                     TOTAL NET ASSETS
                                                       TARGET     % OF TOTAL NET ASSETS
ASSET CLASS                                          ALLOCATION       AS OF 12/31/07      Total Net Assets             $2.59 million
-----------                                          ----------   ---------------------
Domestic Equity                                        32.00%             31.44
Foreign Equity                                          8.00               7.83           The Fund purchases Institutional Class
High Yield Fixed Income                                 9.00               9.11           shares of the underlying mutual funds.
Investment Grade Fixed Income                          51.00              51.51           Institutional Class shares have no sales
Money Market Funds                                      0.00               0.56           charge. The Fund's portfolio is subject to
Other Assets Less Liabilities                           0.00              -0.45           change, and there is no assurance that the
                                                                                          Fund will continue to hold any particular
                                                                                          fund.
====================================================================================================================================

AIM Independence Funds

year.(2) For the most part, high quality     investments. The PowerShares FTSE RAFI US                   Gary Wendler
bonds outperformed lower quality bonds as    1000 Portfolio was a primary detractor as      [WENDLER     Director of Product
investors sought the safety of U.S.          it returned -1.09% over the fiscal year.        PHOTO]      Strategy and Investment
Treasury securities.(2) Longer maturity      AIM Diversified Dividend was another                        Services, is manager of AIM
issues outperformed short maturity ones in   relative detractor. Both strategies          Independence 2010 Fund. He began his
response to interest rate reductions.(2)     underperformed as they avoided high growth   career in the investment industry in 1986
As with equities, foreign bonds generally    stocks with high valuations that on          and joined AIM in 1995. Mr. Wendler earned
outperformed domestic bonds due to the       balance were rewarded more during 2007.      a B.B.A in finance from Texas A&M
declining dollar.(2)                                                                      University.
                                                AIM Total Return Bond also detracted
   Twelve of the Fund's 19 underlying        relative to the style-specific index due
investments provided positive returns        in part to having a lower portfolio
during the fiscal year with the largest      duration structure as the Fed cut interest
contribution coming from domestic large      rates. Additionally, AIM Total Return
cap growth equity, foreign equity and        Bond's dedicated exposure to short term
fixed income asset classes. Fixed income     bonds detracted as the stylespecific index
investments provided the largest positive    has a higher allocation to intermediate
return contribution. AIM Total Return        bonds. We maintain a higher allocation to
Bond, AIM Intermediate Government and AIM    short term bonds in our effort to best
Short Term Bond were key fund specific       meet the fund's risk and return objective
contributors. AIM International Total        given its target maturity structure.
Return was another key fixed income
contributor as the declining dollar aided       Positive contributors to relative
foreign bonds. AIM International Growth,     stylespecific index performance came
AIM International Core Equity and            primarily from AIM International Growth,
PowerShares International Dividend           which benefited from performance trends in
Achievers Portfolio were amongst the         foreign equities and the growth style. AIM
largest absolute portfolio contributors,     Structured Growth and PowerShares Dynamic
and all represented foreign equities. AIM    Large Cap Growth Portfolio were the
Structured Growth and PowerShares Dynamic    primary domestic equity relative
Large Cap Growth Portfolio were the          performance contributors benefiting from
primary domestic equity contributors as      exposure to growth equities.
both were aided by the resurgence in the
growth style during 2007.                       In the fourth quarter of 2007, the Fund
                                             rebalanced its underlying holdings to the
   Primary absolute detractors came from     predetermined position along its asset
small cap equity and value styled            allocation glidepath, consistent with the
equities. All of the portfolio's small cap   target maturity objective.
strategies provided negative returns
consistent with the market environment.         We thank you for your continued
PowerShares Dynamic Small Cap Value          investment in AIM Independence 2010 Fund.
Portfolio was the single largest absolute
detractor as the fund was hindered by        Sources: (1) Bloomberg L.P.; (2) Lipper
struggles involving both small caps and      Inc.; (3) Federal Reserve
value securities. The PowerShares FTSE
RAFI US 1500 Small-Mid Portfolio also        The views and opinions expressed in
detracted as it provides broad exposure to   management's discussion of Fund
small and mid cap stocks. AIM Structured     performance are those of A I M Advisors,
Value Fund, which invests in large cap       Inc. These views and opinions are subject
domestic value stocks, was a detractor       to change at any time based on factors
from performance, as value stocks in the     such as market and economic conditions.
financials sector were adversely affected    These views and opinions may not be relied
by subprime mortgage issues.                 upon as investment advice or
                                             recommendations, or as an offer for a
   The Fund's Class A shares at NAV          particular security. The information is
underperformed its style-specific index,     not a complete analysis of every aspect of
the Custom Independence 2010 Index by        any market, country, industry, security or
2.20%, over the fiscal year. The primary     the Fund. Statements of fact are from
detractors from this relative return came    sources considered reliable, but A I M
from select large cap domestic equity and    Advisors, Inc. makes no representation or
fixed income                                 warranty as to their completeness or
                                             accuracy. Although historical performance
                                             is no guarantee of future results, these
                                             insights may help you understand our         ==========================================
                                             investment management philosophy.            FOR A DISCUSSION OF THE RISKS OF INVESTING
                                                                                          IN YOUR FUND AND INDEXES USED IN
                                                 See important Fund and index             THIS REPORT, PLEASE TURN TO PAGE 22.
                                                 disclosures later in this report.        ==========================================

AIM Independence Funds

AIM Independence 2020 Fund management's discussion of Fund performance

=======================================================================================
PERFORMANCE SUMMARY                                                                       that they continue to conform to the
                                                                                          Fund's asset class allocations and will
Since inception on 1/31/07, Class A shares of AIM Independence 2020 Fund returned 2.38%   periodically rebalance the Fund's
at net asset value (NAV) and underperformed both the broad market, represented by the     investments in underlying funds to keep
S&P 500 Index, and its style-specific index, the Custom Independence 2020 Index. The      them within their target weightings.
Custom Independence 2020 Index approximates the performance of the types of holdings
owned by the Fund's underlying investments. Performance of select underlying funds        Market conditions and your Fund
within the large-cap domestic equity and fixed income allocations was the primary
contributor to underperformance versus the style-specific index.                          Market volatility increased during 2007 as
                                                                                          subprime mortgage issues and record high
   Your Fund's long-term performance appears on page 18 of this report.                   oil prices fueled concerns that slower
                                                                                          economic growth and rising inflation would
FUND VS. INDEXES                                                                          reduce corporate profits.(1) Despite these
                                                                                          concerns most major market indexes
Cumulative total returns, 1/31/07-12/31/07 at NAV. Performance shown does not include     finished the year with respectable
applicable CDSC or front-end sales charges, which would have reduced performance.         gains.(2)

Class A Shares                                                                     2.38%     Across asset classes, international
Class B Shares                                                                     1.68   equities continued their trend of
Class C Shares                                                                     1.68   outperforming domestic equities.(1) A weak
Class R Shares                                                                     2.19   U.S. dollar helped boost international
S&P 500 Index(triangle) (Broad Market Index)                                       3.92   equity returns.(2) As the dollar declined,
Custom Independence 2020 Index(square) (Style-Specific Index)                      5.27   large caps generally outperformed small
Lipper Mixed-Asset Target 2020 Funds Index(triangle) (Peer Group Index)            5.02   caps as investors sought more exposure to
                                                                                          global corporations with the ability to
SOURCES: (TRIANGLE)LIPPER INC.; (SQUARE)A I M MANAGEMENT GROUP INC., LIPPER INC.          leverage currency weakness through their
=======================================================================================   presence in foreign markets.(2) For the
                                                                                          most part, growth outperformed value as
How we invest                                   The Fund's investment strategy follows    subprime issues weighed on financial
                                             a three-step process. The first step is to   stocks and real estate, both of which are
AIM Independence 2020 Fund is structured     determine AIM Independence 2020 Fund's       mostly found in value indexes.(2)
for investors whose target retirement date   asset allocation strategy from among broad
is around the year 2020. The Fund invests    asset classes based on the Fund's target        Largely in response to subprime
in 19 underlying products, including seven   retirement date. The second step is to       mortgage issues, the U.S. Federal Reserve
PowerShares--REGISTERED TRADEMARK--          select the underlying funds to be held by    Board lowered its Federal Funds target
exchange-traded funds and 12 AIM mutual      the Fund and to determine the target         rate by 1% during the year with a .50% cut
funds. These investments include 14 equity   weightings of such underlying funds. The     in September and .25% cuts in October and
products and five fixed-income products.     third step is the ongoing monitoring of      December.(3) These cuts served to help
The Fund operates under a target maturity    the Fund's asset class allocations,          bonds generally outperform
structure, which automatically               underlying funds and target weightings.
redistributes holdings among the
underlying products to become more              The portfolio management team monitors
conservative as the Fund approaches the      the selection of underlying funds to
target date.                                 ensure

====================================================================================================================================
PORTFOLIO COMPOSITION                                                                     TOTAL NET ASSETS
                                                       TARGET     % OF TOTAL NET ASSETS
ASSET CLASS                                          ALLOCATION       AS OF 12/31/07      Total Net Assets             $4.94 million
-----------                                          ----------   ---------------------
Domestic Equity                                        41.50%             40.46%
Foreign Equity                                         15.50              15.15           The Fund purchases Institutional Class
High Yield Fixed Income                                12.00              12.22           shares of the underlying mutual funds.
Investment Grade Fixed Income                          28.00              28.36           Institutional Class shares have no sales
Real Estate                                             3.00               2.89           charge. The Fund's portfolio is subject to
Money Market Funds                                      0.00               2.62           change, and there is no assurance that the
Other Assets Less Liabilities                           0.00              -1.70           Fund will continue to hold any particular
                                                                                          fund.
====================================================================================================================================

AIM Independence Funds

equities for the fiscal year. For the most   returned -1.09% over the fiscal year. AIM                   Gary Wendler
part, high quality bonds outperformed        Diversified Dividend was another relative      [WENDLER     Director of Product
lower quality bonds as investors sought      detractor. Both strategies underperformed       PHOTO]      Strategy and Investment
the safety of U.S. Treasury securities.(2)   as they avoided high growth stocks with                     Services, is manager of AIM
Longer maturity issues outperformed short    high valuations that on balance were more    Independence 2020 Fund. He began his
maturity ones in response to interest rate   rewarded during 2007.                        career in the investment industry in 1986
reductions.(2) As with equities, foreign                                                  and joined AIM in 1995. Mr. Wendler earned
bonds generally outperformed domestic           AIM Total Return Bond also detracted      a B.B.A in finance from Texas A&M
bonds due to the declining dollar.(2)        relative to the style-specific index due     University.
                                             in part to having a lower portfolio
   Eleven of the Fund's 19 underlying        duration structure as the Fed cut interest
investments provided positive returns        rates. Additionally, AIM Independence 2020
during the fiscal year with the largest      Fund's dedicated exposure to short term
contribution coming from domestic large      bonds detracted as the style-specific
cap growth equity, foreign equity and        index has a higher allocation to
fixed income asset classes. AIM              intermediate bonds. We maintain a higher
International Growth, AIM International      allocation to short term bonds in our
Core Equity and PowerShares International    effort to best meet the fund's risk and
Dividend Achievers Portfolio were amongst    return objective given its target maturity
the largest absolute portfolio               structure.
contributors, and all represented foreign
equities. AIM Structured Growth and             Positive contributors to relative
PowerShares Dynamic Large Cap Growth         stylespecific index performance came
Portfolio were the primary domestic equity   primarily from AIM International Growth,
contributors as both were aided by the       which benefited from performance trends in
resurgence in the growth style during        foreign equities and the growth style. AIM
2007.                                        Structured Growth and PowerShares Dynamic
                                             Large Cap Growth Portfolio were the
   Fixed income was also a source of         primary domestic equity relative
positive returns. AIM Total Return Bond      performance contributors benefiting from
benefited performance as bonds generally     exposure to growth equities.
outperformed equities.(2) AIM
International Total Return was among the        In the fourth quarter of 2007, the Fund
top fixed income contributors as the         rebalanced its underlying holdings to the
declining dollar aided foreign bonds.        predetermined position along its asset
                                             allocation glidepath, consistent with the
   Primary absolute detractors came from     target maturity objective.
real estate, small cap equity and value
styled equities. All of the portfolio's         We thank you for your continued
small cap strategies provided negative       investment in AIM Independence 2020 Fund.
returns consistent with the market
environment. PowerShares Dynamic Small Cap   Sources: (1) Bloomberg L.P.; (2) Lipper
Value Portfolio was the single largest       Inc.; (3) Federal Reserve
absolute detractor as the fund was
hindered by struggles involving both small   The views and opinions expressed in
caps and value securities. AIM Global Real   management's discussion of Fund
Estate was the second largest detractor as   performance are those of A I M Advisors,
real estate was one of the worst             Inc. These views and opinions are subject
performing asset classes during 2007.        to change at any time based on factors
                                             such as market and economic conditions.
   The Fund's Class A shares at NAV          These views and opinions may not be relied
underperformed its style-specific index,     upon as investment advice or
the Custom Independence 2020 Index, by       recommendations, or as an offer for a
2.89% over the fiscal year. The primary      particular security. The information is
detractors from this relative return came    not a complete analysis of every aspect of
from select large cap domestic equity and    any market, country, industry, security or
fixed income investments. The PowerShares    the Fund. Statements of fact are from
FTSE RAFI US 1000 Portfolio was a primary    sources considered reliable, but A I M
detractor as it                              Advisors, Inc. makes no representation or
                                             warranty as to their completeness or
                                             accuracy. Although historical performance
                                             is no guarantee of future results, these
                                             insights may help you understand our         ==========================================
                                             investment management philosophy.            For a discussion of the risks of investing
                                                                                          in your Fund and indexes used in this
                                                  See important Fund and index            report, please turn to page 22.
                                                  disclosures later in this report.       ==========================================

AIM Independence Funds

AIM Independence 2030 Fund management's discussion of Fund performance

=======================================================================================
PERFORMANCE SUMMARY                                                                       rebalance the Fund's investments in
                                                                                          underlying funds to keep them within their
Since inception on 1/31/07, Class A shares of AIM Independence 2030 Fund returned 2.00%   target weightings.
at net asset value (NAV) and underperformed both the broad market, represented by the
S&P 500 Index, and its style-specific index, the Custom Independence 2030 Index. The      Market conditions and your Fund
Custom Independence 2030 Index approximates the performance of the types of holdings
owned by the Fund's underlying investments. Performance of select underlying funds        Market volatility increased during 2007 as
within the large-cap domestic equity allocation was the primary contributor to            subprime mortgage issues and record high
underperformance versus the style-specific index.                                         oil prices fueled concerns that slower
                                                                                          economic growth and rising inflation would
   Your Fund's long-term performance appears on page 19 of this report.                   reduce corporate profits.(1) Despite these
                                                                                          concerns most major market indexes
FUND VS. INDEXES                                                                          finished the year with respectable
                                                                                          gains.(2)

Cumulative total returns, 1/31/07-12/31/07 at NAV. Performance shown does not include        Across asset classes, international
applicable CDSC or front-end sales charges, which would have reduced performance.         equities continued their trend of
                                                                                          outperforming domestic equities.(1) A weak
Class A Shares                                                                     2.00%  U.S. dollar helped boost international
Class B Shares                                                                     1.42   equity returns.(2) As the dollar declined,
Class C Shares                                                                     1.42   large caps generally outperformed small
Class R Shares                                                                     1.78   caps as investors sought more exposure to
S&P 500 Index(triangle) (Broad Market Index)                                       3.92   global corporations with the ability to
Custom Independence 2030 Index(square) (Style-Specific Index)                      4.82   leverage currency weakness through their
Lipper Mixed-Asset Target 2030 Funds Index(triangle) (Peer Group Index)            5.62   presence in foreign markets.(2) For the
                                                                                          most part, growth outperformed value as
SOURCES: (TRIANGLE)LIPPER INC.; (SQUARE)A I M MANAGEMENT GROUP INC., LIPPER INC.          subprime issues weighed on financial
=======================================================================================   stocks and real estate, both of which are
                                                                                          mostly found in value indexes.(2)
How we invest                                   The Fund's investment strategy follows
                                             a three-step process. The first step is to      Largely in response to subprime
AIM Independence 2030 Fund is structured     determine AIM Independence 2030 Fund's       mortgage issues, the U.S. Federal Reserve
for investors whose target retirement date   asset allocation strategy from among broad   Board (the Fed) lowered its Federal Funds
is around the year 2030. The Fund invests    asset classes based on the Fund's target     target rate by 1% during the year with a
in 16 underlying products, including seven   retirement date. The second step is to       .50% cut in September and .25% cuts in
PowerShares--REGISTERED TRADEMARK--          select the underlying funds to be held by    October and December.(3) These cuts served
exchange-traded funds and nine AIM mutual    the Fund and to determine the target         to help bonds generally outperform
funds. These investments include 14 equity   weightings of such underlying funds. The     equities for the fiscal year. For the most
products and two fixed-income products.      third step is the ongoing monitoring of      part, high quality bonds outperformed
The Fund operates under a target maturity    the Fund's asset class allocations,          lower quality bonds as investors
structure, which automatically               underlying funds and target weightings.
redistributes holdings among the
underlying products to become more              The portfolio management team monitors
conservative as the fund approaches the      the selection of underlying funds to
target date.                                 ensure that they continue to conform to
                                             the Fund's asset class allocations and
                                             will periodically

====================================================================================================================================
PORTFOLIO COMPOSITION                                                                     TOTAL NET ASSETS
                                                       TARGET     % OF TOTAL NET ASSETS
ASSET CLASS                                          ALLOCATION       AS OF 12/31/07      Total Net Assets             $3.47 million
-----------                                          ----------   ---------------------
Domestic Equity                                        55.00%             54.25%
Foreign Equity                                         21.00              20.70           The Fund purchases Institutional Class
High Yield Fixed Income                                10.00              10.25           shares of the underlying mutual funds.
Investment Grade Fixed Income                          10.00              10.19           Institutional Class shares have no sales
Real Estate                                             4.00               3.86           charge. The Fund's portfolio is subject to
Money Market Funds                                      0.00               4.56           change, and there is no assurance that the
Other Assets Less Liabilities                           0.00              -3.81           Fund will continue to hold any particular
                                                                                          fund.
====================================================================================================================================

AIM Independence Funds

sought the safety of U.S. Treasury              AIM Total Return Bond also detracted                     Gary Wendler
securities.(2) Longer maturity issues        relative to the style-specific index due       [WENDLER     Director of Product
outperformed short maturity ones in          in part to having a lower portfolio             PHOTO]      Strategy and Investment
response to interest rate reductions.(2)     duration structure as the Fed cut interest                  Services, is manager of AIM
As with equities, foreign bonds generally    rates.                                       Independence 2030 Fund. He began his
outperformed domestic bonds due to the                                                    career in the investment industry in 1986
declining dollar.(2)                            Positive contributors to relative         and joined AIM in 1995. Mr. Wendler earned
                                             stylespecific index performance came         a B.B.A in finance from Texas A&M
   Eight of the Fund's 16 underlying         primarily from AIM International Growth,     University.
investments provided positive returns        which benefited from performance trends in
during the fiscal year with the largest      foreign equities and the growth style. AIM
contribution coming from domestic large      Structured Growth and PowerShares Dynamic
cap growth equity, foreign equity and        Large Cap Growth Portfolio were the
fixed income asset classes. AIM              primary domestic equity relative
International Growth, AIM International      performance contributors benefiting from
Core Equity and PowerShares International    exposure to growth equities.
Dividend Achievers Portfolio were amongst
the largest absolute portfolio                  In the fourth quarter of 2007, the Fund
contributors and all represented foreign     rebalanced its underlying holdings to the
equities. AIM Structured Growth and          predetermined position along its asset
PowerShares Dynamic Large Cap Growth         allocation glidepath, consistent with the
Portfolio were the primary domestic equity   target maturity objective.
contributors as both were aided by the
resurgence in the growth style during           We thank you for your continued
2007. AIM Total Return Bond benefited        investment in AIM Independence 2030 Fund.
performance as bonds generally
outperformed equities.(2)                    Sources: (1) Bloomberg L.P.; (2) Lipper
                                             Inc.; (3) Federal Reserve
   Primary absolute detractors came from
real estate, small cap equity and value      The views and opinions expressed in
styled equities. All of the portfolio's      management's discussion of Fund
small cap strategies provided negative       performance are those of A I M Advisors,
returns consistent with the market           Inc. These views and opinions are subject
environment. PowerShares Dynamic Small Cap   to change at any time based on factors
Value Portfolio was the single largest       such as market and economic conditions.
absolute detractor as the fund was           These views and opinions may not be relied
hindered by struggles involving both small   upon as investment advice or
caps and value securities. AIM Global Real   recommendations, or as an offer for a
Estate was the second largest detractor as   particular security. The information is
real estate was one of the worst             not a complete analysis of every aspect of
performing asset classes during 2007.        any market, country, industry, security or
                                             the Fund. Statements of fact are from
   The Fund's Class A shares at NAV          sources considered reliable, but A I M
underperformed its style-specific index,     Advisors, Inc. makes no representation or
the Custom Independence 2030 Index, by       warranty as to their completeness or
2.82% over the fiscal year. The primary      accuracy. Although historical performance
detractors from this relative return came    is no guarantee of future results, these
from select large cap domestic equity and    insights may help you understand our
fixed income investments. The PowerShares    investment management philosophy.
FTSE RAFI US 1000 Portfolio was a primary
detractor as it returned -1.09% over the          See important Fund and index
fiscal year. AIM Diversified Dividend was         disclosures later in this report.
another relative detractor. Both                                                          ==========================================
strategies underperformed as they avoided                                                 FOR A DISCUSSION OF THE RISKS OF INVESTING
high growth stocks with high valuations                                                   IN YOUR FUND AND INDEXES USED IN THIS
that on balance were more rewarded during                                                 REPORT, PLEASE TURN TO PAGE 22.
2007.                                                                                     ==========================================


AIM Independence Funds

AIM Independence 2040 Fund management's discussion of Fund performance

=======================================================================================
PERFORMANCE SUMMARY                                                                          The portfolio management team monitors
                                                                                          the selection of underlying funds to
Since inception on 1/31/07, Class A shares of AIM Independence 2040 Fund returned 1.81%   ensure that they continue to conform to
at net asset value (NAV) and underperformed both the broad market, represented by the     the Fund's asset class allocations and
S&P 500 Index, and its style-specific index, the Custom Independence 2040 Index. The      will periodically rebalance the Fund's
Custom Independence 2040 Index approximates the performance of the types of holdings      investments in underlying funds to keep
owned by the Fund's underlying investments. Performance of select underlying funds        them within their target weightings.
within the large-cap domestic equity allocation were the primary contributors to
underperformance versus the style-specific index.                                         Market conditions and your Fund

   Your Fund's long-term performance appears on page 20 of this report.                   Market volatility increased during 2007
                                                                                          as subprime mortgage issues and record
FUND VS. INDEXES                                                                          high oil prices fueled concerns that
                                                                                          slower economic growth and rising
Cumulative total returns, 1/31/07-12/31/07 at NAV. Performance shown does not include     inflation would reduce corporate
applicable CDSC or front-end sales charges, which would have reduced performance.         profits.(1) Despite these concerns most
                                                                                          major market indexes finished the year
Class A Shares                                                                     1.81%  with respectable gains.(2)
Class B Shares                                                                     1.15
Class C Shares                                                                     1.15      Across asset classes, international
Class R Shares                                                                     1.59   equities continued their trend of
S&P 500 Index(triangle) (Broad Market Index)                                       3.92   outperforming domestic equities.(1) A weak
Custom Independence 2040 Index(square) (Style-Specific Index)                      4.58   U.S. dollar helped boost international
Lipper Mixed-Asset Target 2030+ Funds Index(triangle) (Peer Group Index)           5.22   equity returns.(2) As the dollar declined,
                                                                                          large caps generally outperformed small
SOURCES: (triangle)LIPPER INC.; (square)A I M MANAGEMENT GROUP INC., LIPPER INC.          caps as investors sought more exposure to
=======================================================================================   global corporations with the ability to
                                                                                          leverage currency weakness through their
How we invest                                conservative as the Fund approaches the      presence in foreign markets.(2) For the
                                             target date.                                 most part, growth outperformed value as
AIM Independence 2040 Fund is structured                                                  subprime issues weighed on financial
for investors whose target retirement date      The Fund's investment strategy follows    stocks and real estate, both of which are
is around the year 2040. The Fund invests    a three-step process. The first step is to   mostly found in value indexes.(2)
in 16 underlying products, including seven   determine AIM Independence 2040 Fund's
PowerShares--REGISTERED TRADEMARK--          asset allocation strategy from among broad   Largely in response to subprime mortgage
exchange-traded funds and nine AIM mutual    asset classes based on the Fund's target     issues, the U.S. Federal Reserve Board
funds. These investments include 14 equity   retirement date. The second step is to       lowered its Federal Funds target rate by
products and two fixed-income products.      select the underlying funds to be held by    1% during the
The Fund operates under a target maturity    the Fund and to determine the target
structure, which automatically               weightings of such underlying funds. The
redistributes holdings among the             third step is the ongoing monitoring of
underlying products to become more           the Fund's asset class allocations,
                                             underlying funds and target weightings.

====================================================================================================================================
PORTFOLIO COMPOSITION                                                                     TOTAL NET ASSETS
                                                       TARGET     % OF TOTAL NET ASSETS
ASSET CLASS                                          ALLOCATION       AS OF 12/31/07      Total Net Assets             $1.88 million
-----------                                          ----------   ---------------------
Domestic Equity                                        60.80%             59.67%
Foreign Equity                                         23.32              22.94           The Fund purchases Institutional Class
High Yield Fixed Income                                 7.10               7.29           shares of the underlying mutual funds.
Investment Grade Fixed Income                           4.20               4.29           Institutional Class shares have no sales
Real Estate                                             4.58               4.43           charge. The Fund's portfolio is subject to
Money Market Funds                                      0.00               1.00           change, and there is no assurance that the
Other Assets Less Liabilities                           0.00               0.38           Fund will continue to hold any particular
                                                                                          fund.
====================================================================================================================================

AIM Independence Funds

year with a .50% cut in September and .25%   underperformed as they avoided high growth                  Gary Wendler
cuts in October and December.(3) These       stocks with high valuations that on            [WENDLER     Director of Product
cuts served to help bonds generally          balance were more rewarded during 2007.         PHOTO]      Strategy and Investment
outperform equities for the fiscal                                                                       Services, is manager of AIM
year.(2) For the most part, high quality        Positive contributors to relative         Independence 2040 Fund. He began his
bonds outperformed lower quality bonds as    stylespecific index performance came         career in the investment industry in 1986
investors sought the safety of U.S.          primarily from AIM International Growth,     and joined AIM in 1995. Mr. Wendler earned
Treasury securities.(2) Longer maturity      which benefited from performance trends in   a B.B.A in finance from Texas A&M
issues outperformed short maturity ones in   foreign equities and the growth style. AIM   University.
response to interest rate reductions.(2)     Structured Growth and PowerShares Dynamic
As with equities, foreign bonds generally    Large Cap Growth Portfolio were the
outperformed domestic bonds due to the       primary domestic equity relative
declining dollar.(2)                         performance contributors benefiting from
                                             exposure to growth equities.
   Eight of the Fund's 16 underlying
investments provided positive returns           In the fourth quarter of 2007, the Fund
during the fiscal year with the largest      rebalanced its underlying holdings to the
contribution coming from domestic large      predetermined position along its asset
cap growth equity and foreign equity asset   allocation glidepath, consistent with the
classes. AIM International Growth, AIM       target maturity objective.
International Core Equity and PowerShares
International Dividend Achievers Portfolio      We thank you for your continued
were the three largest absolute portfolio    investment in AIM Independence 2040 Fund.
contributors, and all represented foreign
equities. AIM Structured Growth and          Sources: (1) Bloomberg L.P.; (2) Lipper
PowerShares Dynamic Large Cap Growth         Inc.; (3) Federal Reserve
Portfolio were the primary domestic equity
contributors as both were aided by the       The views and opinions expressed in
resurgence in the growth style during        management's discussion of Fund
2007.                                        performance are those of A I M Advisors,
                                             Inc. These views and opinions are subject
   Primary absolute detractors came from     to change at any time based on factors
real estate, small cap equity and value      such as market and economic conditions.
styled equities. All of the portfolio's      These views and opinions may not be relied
small cap strategies provided negative       upon as investment advice or
returns consistent with the market           recommendations, or as an offer for a
environment. PowerShares Dynamic Small Cap   particular security. The information is
Value Portfolio was the single largest       not a complete analysis of every aspect of
absolute detractor as the fund was           any market, country, industry, security or
hindered by struggles involving both small   the Fund. Statements of fact are from
caps and value securities. AIM Global Real   sources considered reliable, but A I M
Estate was the second largest detractor as   Advisors, Inc. makes no representation or
real estate was one of the worst             warranty as to their completeness or
performing asset classes during 2007.        accuracy. Although historical performance
                                             is no guarantee of future results, these
The Fund's Class A shares at NAV             insights may help you understand our
underperformed its style-specific index,     investment management philosophy.
the Custom Independence 2040 Index, by
2.77% over the fiscal year. The primary           See important Fund and index
detractors from this relative return came         disclosures later in this report.
from select large cap domestic equity
investments. The PowerShares FTSE RAFI US                                                 ==========================================
1000 Portfolio was a primary detractor as                                                 FOR A DISCUSSION OF THE RISKS OF INVESTING
it returned -1.09% over the fiscal year.                                                  IN YOUR FUND AND INDEXES USED IN THIS
AIM Diversified Dividend was another                                                      REPORT, PLEASE TURN TO PAGE 22.
relative detractor. Both strategies                                                       ==========================================

AIM Independence Funds


AIM Independence 2050 Fund
management's discussion of Fund performance

=======================================================================================
PERFORMANCE SUMMARY                                                                          The portfolio management team monitors
                                                                                          the selection of underlying funds to
Since inception on 1/31/07, Class A shares of AIM Independence 2050 Fund returned 1.55%   ensure that they continue to conform to
at net asset value (NAV) and underperformed both the broad market, represented by the     the Fund's asset class allocations and
S&P 500 Index, and its style-specific index, the Custom Independence 2050 Index. The      will periodically rebalance the Fund's
Custom Independence 2050 Index approximates the performance of the types of holdings      investments in underlying funds to keep
owned by the Fund's underlying investments. Performance of select underlying funds        them within their target weightings.
within the large-cap domestic equity allocation were the primary contributors to
underperformance versus the style-specific index.                                         Market conditions and your Fund

   Your Fund's long-term performance appears on page 21 of this report.                   Market volatility increased during 2007 as
                                                                                          subprime mortgage issues and record high
FUND VS. INDEXES                                                                          oil prices fueled concerns that slower
                                                                                          economic growth and rising inflation would
Cumulative total returns, 1/31/07-12/31/07 at NAV. Performance shown does not include     reduce corporate profits.(1) Despite these
applicable CDSC or front-end sales charges, which would have reduced performance.         concerns most major market indexes
                                                                                          finished the year with respectable
Class A Shares                                                                     1.55%  gains.(2)
Class B Shares                                                                     0.80
Class C Shares                                                                     0.90      Across asset classes, international
Class R Shares                                                                     1.29   equities continued their trend of
S&P 500 Index(triangle) (Broad Market Index)                                       3.92   outperforming domestic equities.(1) A weak
Custom Independence 2050 Index(square) (Style-Specific Index)                      4.41   U.S. dollar helped boost international
Lipper Mixed-Asset Target 2030+ Funds Index(triangle) (Peer Group Index)           5.22   equity returns.(2) As the dollar declined,
                                                                                          large caps generally outperformed small
SOURCES: (TRIANGLE)LIPPER INC.; (SQUARE)A I M MANAGEMENT GROUP INC., LIPPER INC.          caps as investors sought more exposure to
=======================================================================================   global corporations with the ability to
                                                                                          leverage currency weakness through their
How we invest                                conservative as the Fund approaches the      presence in foreign markets.(2) For the
                                             target date.                                 most part, growth outperformed value as
AIM Independence 2050 Fund is structured                                                  subprime issues weighed on financial
for investors whose target retirement date      The Fund's investment strategy follows    stocks and real estate, both of which are
is around the year 2050. The Fund invests    a three-step process. The first step is to   mostly found in value indexes.(2)
in 15 underlying products, including seven   determine AIM Independence 2050 Fund's
PowerShares--REGISTERED TRADEMARK--          asset allocation strategy from among broad      Largely in response to subprime
exchange-traded funds and eight AIM mutual   asset classes based on the Fund's target     mortgage issues, the U.S. Federal Reserve
funds. These investments include 14 equity   retirement date. The second step is to       Board lowered its Federal Funds target
products and one fixed-income product. The   select the underlying funds to be held by    rate by 1% during the
Fund operates under a target maturity        the fund and to determine the target
structure, which automatically               weightings of such underlying funds. The
redistributes holdings among the             third step is the ongoing monitoring of
underlying products to become more           the Fund's asset class allocations,
                                             underlying funds and target weightings.

====================================================================================================================================
PORTFOLIO COMPOSITION                                                                     TOTAL NET ASSETS
                                                       TARGET     % OF TOTAL NET ASSETS
ASSET CLASS                                          ALLOCATION       AS OF 12/31/07      Total Net Assets             $1.71 million
-----------                                          ----------   ---------------------
Domestic Equity                                        65.00              65.22%
Foreign Equity                                         25.00              25.07           The Fund purchases Institutional Class
High Yield Fixed Income                                 5.00               5.21           shares of the underlying mutual funds.
Investment Grade Fixed Income                           0.00               0.00           Institutional Class shares have no sales
Real Estate                                             5.00               4.92           charge. The Fund's portfolio is subject to
Money Market Fund                                       0.00               1.02           change, and there is no assurance that the
Other Assets Less Liabilities                           0.00              -1.44           Fund will continue to hold any particular
                                                                                          fund.
====================================================================================================================================

AIM Independence Funds

year with a .50% cut in September and .25%   underperformed as they avoided high growth                  Gary Wendler
cuts in October and December.(3) These       stocks with high valuations that on            [WENDLER     Director of Product
cuts served to help bonds generally          balance were more rewarded during 2007.         PHOTO]      Strategy and Investment
outperform equities for the fiscal                                                                       Services, is manager of AIM
year.(2) For the most part, high quality     Positive contributors to relative            Independence 2050 Fund. He began his
bonds outperformed lower quality bonds as    stylespecific index performance came         career in the investment industry in 1986
investors sought the safety of U.S.          primarily from AIM International Growth,     and joined AIM in 1995. Mr. Wendler earned
Treasury securities.(2) Longer maturity      which benefited from performance trends in   a B.B.A in finance from Texas A&M
issues generally outperformed short          foreign equities and the growth style. AIM   University.
maturity ones in response to interest rate   Structured Growth and PowerShares Dynamic
reductions.(2) As with equities, foreign     Large Cap Growth Portfolio were the
bonds generally outperformed domestic        primary domestic equity relative
bonds due to the declining dollar.(2)        performance contributors benefiting from
                                             exposure to growth equities.
   Seven of the Fund's 15 underlying
investments provided positive returns           In the fourth quarter of 2007, the Fund
during the fiscal year with the largest      rebalanced its underlying holdings to the
contribution coming from domestic large      predetermined position along its asset
cap growth equity and foreign equity asset   allocation glidepath, consistent with the
classes. AIM International Growth, AIM       target maturity objective.
International Core Equity and PowerShares
International Dividend Achievers Portfolio      We thank you for your continued
were the three largest absolute portfolio    investment in AIM Independence 2050 Fund.
contributors, and all represented foreign
equities. AIM Structured Growth and          Sources: (1) Bloomberg L.P.; (2) Lipper
PowerShares Dynamic Large Cap Growth         Inc.; (3) Federal Reserve
Portfolio were the primary domestic equity
contributors as both were aided by the       The views and opinions expressed in
resurgence in the growth style during        management's discussion of Fund
2007.                                        performance are those of A I M Advisors,
                                             Inc. These views and opinions are subject
   Primary absolute detractors came from     to change at any time based on factors
real estate, small cap equity and value      such as market and economic conditions.
styled equities. All of the portfolio's      These views and opinions may not be relied
small cap strategies provided negative       upon as investment advice or
returns consistent with the market           recommendations, or as an offer for a
environment. PowerShares Dynamic Small Cap   particular security. The information is
Value Portfolio was the single largest       not a complete analysis of every aspect of
absolute detractor as the fund was           any market, country, industry, security or
hindered by struggles involving both small   the Fund. Statements of fact are from
caps and value securities. AIM Global Real   sources considered reliable, but A I M
Estate was the second largest detractor as   Advisors, Inc. makes no representation or
real estate was one of the worst             warranty as to their completeness or
performing asset classes during 2007.        accuracy. Although historical performance
                                             is no guarantee of future results, these
   The Fund's Class A shares at NAV          insights may help you understand our
underperformed its style-specific index,     investment management philosophy.
the Custom Independence 2050 Index by
2.86% over the fiscal year. The primary           See important Fund and index
detractors from this relative return came         disclosures later in this report.
from select large cap domestic equity
investments. The PowerShares FTSE RAFI US                                                 ==========================================
1000 Portfolio was a primary detractor as                                                 FOR A DISCUSSION OF THE RISKS OF INVESTING
it returned -1.09% over the fiscal year.                                                  IN YOUR FUND AND INDEXES USED IN
AIM Diversified Dividend was another                                                      THIS REPORT, PLEASE TURN TO PAGE 22.
relative detractor. Both strategies                                                       ==========================================

AIM Independence Funds


AIM Independence Now Fund long-term performance

Past performance cannot guarantee            investment in the Fund at the close of the   not. Performance shown in the chart and
comparable future results.                   reporting period and paid the applicable     table(s) does not reflect deduction of
                                             contingent deferred sales charges. Index     taxes a shareholder would pay on Fund
   The data shown in the chart include       results include reinvested dividends, but    distributions or sale of Fund shares.
reinvested distributions, applicable sales   they do not reflect sales charges.           Performance of the indexes does not
charges, Fund expenses and management        Performance of an index of funds reflects    reflect the effects of taxes.
fees. Results for Class B shares are         fund expenses and management fees;
calculated as if a hypothetical              performance of a market index does
shareholder had liquidated his entire

====================================================================================================================================
CUMULATIVE TOTAL RETURNS                     WILL FLUCTUATE SO THAT YOU MAY HAVE A GAIN   5% BEGINNING AT THE TIME OF PURCHASE TO 0%
                                             OR LOSS WHEN YOU SELL SHARES.                AT THE BEGINNING OF THE SEVENTH YEAR. THE
As of 12/31/07, including maximum                                                         CDSC ON CLASS C SHARES IS 1% FOR THE FIRST
applicable sales charges                        THE NET ANNUAL FUND OPERATING EXPENSE     YEAR AFTER PURCHASE. CLASS R SHARES DO NOT
                                             RATIO SET FORTH IN THE MOST RECENT FUND      HAVE A FRONTEND SALES CHARGE; RETURNS
CLASS A SHARES                               PROSPECTUS AS OF THE DATE OF THIS REPORT     SHOWN ARE AT NET ASSET VALUE AND DO NOT
Inception (1/31/07)                  -2.19%  FOR CLASS A, CLASS B, CLASS C AND CLASS R    REFLECT A 0.75% CDSC THAT MAY BE IMPOSED
                                             SHARES WAS 1.10%, 1.85%, 1.85% AND 1.35%,    ON A TOTAL REDEMPTION OF RETIREMENT PLAN
CLASS B SHARES                               RESPECTIVELY.(1,2) THE TOTAL ANNUAL FUND     ASSETS WITHIN THE FIRST YEAR.
Inception (1/31/07)                  -2.09%  OPERATING EXPENSE RATIO SET FORTH IN THE
                                             MOST RECENT FUND PROSPECTUS AS OF THE DATE      THE PERFORMANCE OF THE FUND'S SHARE
CLASS C SHARES                               OF THIS REPORT FOR CLASS A, CLASS B, CLASS   CLASSES WILL DIFFER PRIMARILY DUE TO
Inception (1/31/07)                   1.82%  C AND CLASS R SHARES WAS 3.50%, 4.25%,       DIFFERENT SALES CHARGE STRUCTURES AND
                                             4.25% AND 3.75%, RESPECTIVELY.(2) THE        CLASS EXPENSES.
CLASS R SHARES                               EXPENSE RATIOS PRESENTED ABOVE MAY VARY
Inception (1/31/07)                   3.21%  FROM THE EXPENSE RATIOS PRESENTED IN OTHER      HAD THE ADVISOR NOT WAIVED FEES AND/OR
==========================================   SECTIONS OF THIS REPORT THAT ARE BASED ON    REIMBURSED EXPENSES, PERFORMANCE WOULD
                                             EXPENSES INCURRED DURING THE PERIOD          HAVE BEEN LOWER.
   THE PERFORMANCE DATA QUOTED REPRESENT     COVERED BY THIS REPORT.
PAST PERFORMANCE AND CANNOT GUARANTEE                                                     (1)Total annual operating expenses less
COMPARABLE FUTURE RESULTS; CURRENT              CLASS A SHARE PERFORMANCE REFLECTS THE    any contractual fee waivers and/or expense
PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE   MAXIMUM 5.50% SALES CHARGE, AND CLASS B      reimbursements by the advisor in effect
VISIT AIMINVESTMENTS.COM FOR THE MOST        AND CLASS C SHARE PERFORMANCE REFLECTS THE   through at least June 30, 2008. See
RECENT MONTH-END PERFORMANCE. PERFORMANCE    APPLICABLE CONTINGENT DEFERRED SALES         current prospectus for more information
FIGURES REFLECT REINVESTED DISTRIBUTIONS,    CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE
CHANGES IN NET ASSET VALUE AND THE EFFECT    CDSC ON CLASS B SHARES DECLINES FROM         (2)The expense ratio includes acquired
OF THE MAXIMUM SALES CHARGE UNLESS                                                        fund fees and expenses of the underlying
OTHERWISE STATED. INVESTMENT RETURN AND                                                   funds in which the Fund invests of 0.69%
PRINCIPAL VALUE                                                                           for Class A, B, C and R shares of AIM
                                                                                          Independence Now Fund.


====================================================================================================================================
                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT
Fund and index data from 1/31/07

          AIM INDEPENDENCE   AIM INDEPENDENCE   AIM INDEPENDENCE   AIM INDEPENDENCE                 CUSTOM      LIPPER MIXED-ASSET
           NOW FUND-CLASS    NOW FUND-CLASS      NOW FUND-CLASS     NOW FUND-CLASS     S&P 500   INDEPENDENCE   TARGET CONSERVATIVE
  DATE        A SHARES           B SHARES           C SHARES           R SHARES       INDEX(1)   NOW INDEX(2)      FUNDS INDEX(1)

1/31/07         $9450             $10000             $10000             $10000         $10000       $10,000            $10000
   2/07          9469              10010              10010              10020           9805         10054             10041
   3/07          9547              10095              10095              10097           9914         10103             10103
   4/07          9690              10246              10246              10258          10353         10285             10269
   5/07          9775              10325              10325              10338          10714         10364             10350
   6/07          9719              10257              10257              10273          10536         10284             10271
   7/07          9595              10126              10126              10151          10210         10207             10210
   8/07          9662              10187              10187              10212          10363         10315             10260
   9/07          9819              10343              10332              10372          10750         10515             10473
  10/07          9943              10464              10464              10503          10921         10657             10607
  11/07          9789              10301              10292              10341          10464         10593             10521
  12/07          9781               9791              10182              10321          10392         10580             10503
====================================================================================================================================
                                                                Sources: (1)Lipper Inc., (2)A I M Management Group Inc., Lipper Inc.

AIM Independence Funds


AIM Independence 2010 Fund long-term performance

Past performance cannot guarantee            investment in the Fund at the close of the   does not. Performance shown in the chart
comparable future results.                   reporting period and paid the applicable     and table(s) does not reflect deduction of
                                             contingent deferred sales charges. Index     taxes a shareholder would pay on Fund
   The data shown in the chart include       results include reinvested dividends, but    distributions or sale of Fund shares.
reinvested distributions, applicable sales   they do not reflect sales charges.           Performance of the indexes does not
charges, Fund expenses and management        Performance of an index of funds reflects    reflect the effects of taxes.
fees. Results for Class B shares are         fund expenses and management fees;
calculated as if a hypothetical              performance of a market index
shareholder had liquidated his entire

====================================================================================================================================
CUMULATIVE TOTAL RETURNS                     WILL FLUCTUATE SO THAT YOU MAY HAVE A GAIN   5% BEGINNING AT THE TIME OF PURCHASE TO 0%
                                             OR LOSS WHEN YOU SELL SHARES.                AT THE BEGINNING OF THE SEVENTH YEAR. THE
As of 12/31/07, including maximum                                                         CDSC ON CLASS C SHARES IS 1% FOR THE FIRST
applicable sales charges                        THE NET ANNUAL FUND OPERATING EXPENSE     YEAR AFTER PURCHASE. CLASS R SHARES DO NOT
                                             RATIO SET FORTH IN THE MOST RECENT FUND      HAVE A FRONTEND SALES CHARGE; RETURNS
CLASS A SHARES                               PROSPECTUS AS OF THE DATE OF THIS REPORT     SHOWN ARE AT NET ASSET VALUE AND DO NOT
Inception (1/31/07)                  -2.02%  FOR CLASS A, CLASS B, CLASS C AND CLASS R    REFLECT A 0.75% CDSC THAT MAY BE IMPOSED
                                             SHARES WAS 1.15%, 1.90%, 1.90% AND 1.40%,    ON A TOTAL REDEMPTION OF RETIREMENT PLAN
CLASS B SHARES                               RESPECTIVELY.(1,2) THE TOTAL ANNUAL FUND     ASSETS WITHIN THE FIRST YEAR.
Inception (1/31/07)                  -2.06%  OPERATING EXPENSE RATIO SET FORTH IN THE
                                             MOST RECENT FUND PROSPECTUS AS OF THE DATE      THE PERFORMANCE OF THE FUND'S SHARE
CLASS C SHARES                               OF THIS REPORT FOR CLASS A, CLASS B, CLASS   CLASSES WILL DIFFER PRIMARILY DUE TO
Inception (1/31/07)                   2.02%  C AND CLASS R SHARES WAS 2.03%, 2.78%,       DIFFERENT SALES CHARGE STRUCTURES AND
                                             2.78% AND 2.28%, RESPECTIVELY.(2) THE        CLASS EXPENSES.
CLASS R SHARES                               EXPENSE RATIOS PRESENTED ABOVE MAY VARY
Inception (1/31/07)                   3.41%  FROM THE EXPENSE RATIOS PRESENTED IN OTHER      HAD THE ADVISOR NOT WAIVED FEES AND/OR
==========================================   SECTIONS OF THIS REPORT THAT ARE BASED ON    REIMBURSED EXPENSES, PERFORMANCE WOULD
                                             EXPENSES INCURRED DURING THE PERIOD          HAVE BEEN LOWER.
   THE PERFORMANCE DATA QUOTED REPRESENT     COVERED BY THIS REPORT.
PAST PERFORMANCE AND CANNOT GUARANTEE                                                     (1)Total annual operating expenses less
COMPARABLE FUTURE RESULTS; CURRENT              CLASS A SHARE PERFORMANCE REFLECTS THE    any contractual fee waivers and/or expense
PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE   MAXIMUM 5.50% SALES CHARGE, AND CLASS B      reimbursements by the advisor in effect
VISIT AIMINVESTMENTS.COM FOR THE MOST        AND CLASS C SHARE PERFORMANCE REFLECTS THE   through at least June 30, 2008. See
RECENT MONTH-END PERFORMANCE. PERFORMANCE    APPLICABLE CONTINGENT DEFERRED SALES         current prospectus for more information
FIGURES REFLECT REINVESTED DISTRIBUTIONS,    CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE
CHANGES IN NET ASSET VALUE AND THE EFFECT    CDSC ON CLASS B SHARES DECLINES FROM         (2)The expense ratio includes acquired
OF THE MAXIMUM SALES CHARGE UNLESS                                                        fund fees and expenses of the underlying
OTHERWISE STATED. INVESTMENT RETURN AND                                                   funds in which the Fund invests of 0.73%
PRINCIPAL VALUE                                                                           for Class A, B, C and R shares of AIM
                                                                                          Independence 2010 Fund.

AIM Independence Funds


====================================================================================================================================
                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT
Fund and index data from 1/31/07

          AIM INDEPENDENCE   AIM INDEPENDENCE   AIM INDEPENDENCE   AIM INDEPENDENCE                  CUSTOM       LIPPER MIXED-ASSET
           2010 FUND-CLASS    2010 FUND-CLASS    2010 FUND-CLASS    2010 FUND-CLASS    S&P 500    INDEPENDENCE       TARGET 2010
  DATE        A SHARES           B SHARES           C SHARES           R SHARES       INDEX(1)   2010 INDEX(2)      FUNDS INDEX(1)

1/31/07         $9450             $10000             $10000             $10000         $10000        $10000            $10000
   2/07          9459              10010              10010              10010           9805         10046             10001
   3/07          9564              10110              10110              10110           9914         10102             10067
   4/07          9715              10270              10270              10280          10353         10303             10297
   5/07          9819              10369              10369              10380          10714         10397             10440
   6/07          9753              10290              10290              10310          10536         10309             10354
   7/07          9611              10130              10139              10161          10210         10216             10251
   8/07          9668              10190              10189              10221          10363         10323             10302
   9/07          9838              10359              10358              10400          10750         10543             10564
  10/07          9980              10508              10507              10550          10921         10695             10741
  11/07          9810              10319              10318              10360          10464         10606             10550
  12/07          9798               9794              10202              10341          10392         10585             10512
====================================================================================================================================
                                                                Sources: (1)Lipper Inc., (2)A I M Management Group Inc., Lipper Inc.


AIM Independence Funds


AIM Independence 2020 Fund long-term performance

Past performance cannot guarantee            investment in the Fund at the close of the   does not. Performance shown in the chart
comparable future results.                   reporting period and paid the applicable     and table(s) does not reflect deduction of
                                             contingent deferred sales charges. Index     taxes a shareholder would pay on Fund
   The data shown in the chart include       results include reinvested dividends, but    distributions or sale of Fund shares.
reinvested distributions, applicable sales   they do not reflect sales charges.           Performance of the indexes does not
charges, Fund expenses and management        Performance of an index of funds reflects    reflect the effects of taxes.
fees. Results for Class B shares are         fund expenses and management fees;
calculated as if a hypothetical              performance of a market index
shareholder had liquidated his entire

====================================================================================================================================
CUMULATIVE TOTAL RETURNS                     WILL FLUCTUATE SO THAT YOU MAY HAVE A GAIN   5% BEGINNING AT THE TIME OF PURCHASE TO 0%
                                             OR LOSS WHEN YOU SELL SHARES.                AT THE BEGINNING OF THE SEVENTH YEAR. THE
As of 12/31/07, including maximum                                                         CDSC ON CLASS C SHARES IS 1% FOR THE FIRST
applicable sales charges                        THE NET ANNUAL FUND OPERATING EXPENSE     YEAR AFTER PURCHASE. CLASS R SHARES DO NOT
                                             RATIO SET FORTH IN THE MOST RECENT FUND      HAVE A FRONTEND SALES CHARGE; RETURNS
CLASS A SHARES                               PROSPECTUS AS OF THE DATE OF THIS REPORT     SHOWN ARE AT NET ASSET VALUE AND DO NOT
Inception (1/31/07)                  -3.22%  FOR CLASS A, CLASS B, CLASS C AND CLASS R    REFLECT A 0.75% CDSC THAT MAY BE IMPOSED
                                             SHARES WAS 1.25%, 2.00%, 2.00% AND 1.50%,    ON A TOTAL REDEMPTION OF RETIREMENT PLAN
CLASS B SHARES                               RESPECTIVELY.(1,2) THE TOTAL ANNUAL FUND     ASSETS WITHIN THE FIRST YEAR.
Inception (1/31/07)                  -3.27%  OPERATING EXPENSE RATIO SET FORTH IN THE
                                             MOST RECENT FUND PROSPECTUS AS OF THE DATE      THE PERFORMANCE OF THE FUND'S SHARE
CLASS C SHARES                               OF THIS REPORT FOR CLASS A, CLASS B, CLASS   CLASSES WILL DIFFER PRIMARILY DUE TO
Inception (1/31/07)                   0.69%  C AND CLASS R SHARES WAS 1.42%, 2.17%,       DIFFERENT SALES CHARGE STRUCTURES AND
                                             2.17% AND 1.67%, RESPECTIVELY.(2) THE        CLASS EXPENSES.
CLASS R SHARES                               EXPENSE RATIOS PRESENTED ABOVE MAY VARY
Inception (1/31/07)                   2.19%  FROM THE EXPENSE RATIOS PRESENTED IN OTHER      HAD THE ADVISOR NOT WAIVED FEES AND/OR
==========================================   SECTIONS OF THIS REPORT THAT ARE BASED ON    REIMBURSED EXPENSES, PERFORMANCE WOULD
                                             EXPENSES INCURRED DURING THE PERIOD          HAVE BEEN LOWER.
   THE PERFORMANCE DATA QUOTED REPRESENT     COVERED BY THIS REPORT.
PAST PERFORMANCE AND CANNOT GUARANTEE                                                     (1)Total annual operating expenses less
COMPARABLE FUTURE RESULTS; CURRENT              CLASS A SHARE PERFORMANCE REFLECTS THE    any contractual fee waivers and/or expense
PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE   MAXIMUM 5.50% SALES CHARGE, AND CLASS B      reimbursements by the advisor in effect
VISIT AIMINVESTMENTS.COM FOR THE MOST        AND CLASS C SHARE PERFORMANCE REFLECTS THE   through at least June 30, 2008. See
RECENT MONTH-END PERFORMANCE. PERFORMANCE    APPLICABLE CONTINGENT DEFERRED SALES         current prospectus for more information
FIGURES REFLECT REINVESTED DISTRIBUTIONS,    CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE
CHANGES IN NET ASSET VALUE AND THE EFFECT    CDSC ON CLASS B SHARES DECLINES FROM         (2)The expense ratio includes acquired
OF THE MAXIMUM SALES CHARGE UNLESS                                                        fund fees and expenses of the underlying
OTHERWISE STATED. INVESTMENT RETURN AND                                                   funds in which the Fund invests of 0.76%
PRINCIPAL VALUE                                                                           for Class A, B, C and R shares of AIM
                                                                                          Independence 2020 Fund.

AIM Independence Funds


====================================================================================================================================
                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT
Fund and index data from 1/31/07

          AIM INDEPENDENCE   AIM INDEPENDENCE   AIM INDEPENDENCE   AIM INDEPENDENCE                  CUSTOM       LIPPER MIXED-ASSET
           2020 FUND-CLASS    2020 FUND-CLASS    2020 FUND-CLASS    2020 FUND-CLASS    S&P 500    INDEPENDENCE       TARGET 2020
  DATE        A SHARES           B SHARES           C SHARES           R SHARES       INDEX(1)   2020 INDEX(2)      FUNDS INDEX(1)

1/31/07         $9450             $10000             $10000             $10000         $10000        $10000            $10000
   2/07          9431               9980               9980               9980           9805         10008              9974
   3/07          9554              10090              10100              10110           9914         10094             10046
   4/07          9761              10310              10309              10319          10353         10357             10293
   5/07          9921              10470              10469              10488          10714         10517             10481
   6/07          9808              10340              10339              10369          10536         10397             10363
   7/07          9573              10091              10090              10119          10210         10231             10219
   8/07          9648              10160              10159              10199          10363         10325             10310
   9/07          9875              10390              10399              10428          10750         10622             10591
  10/07         10064              10589              10588              10627          10921         10815             10803
  11/07          9743              10240              10239              10288          10464         10595             10569
  12/07          9678               9673              10069              10219          10392         10527             10502
====================================================================================================================================
                                                                Sources: (1)Lipper Inc., (2)A I M Management Group Inc., Lipper Inc.


AIM Independence Funds


AIM Independence 2030 Fund long-term performance

Past performance cannot guarantee            investment in the Fund at the close of the   does not. Performance shown in the chart
comparable future results.                   reporting period and paid the applicable     and table(s) does not reflect deduction of
                                             contingent deferred sales charges. Index     taxes a shareholder would pay on Fund
   The data shown in the chart include       results include reinvested dividends, but    distributions or sale of Fund shares.
reinvested distributions, applicable sales   they do not reflect sales charges.           Performance of the indexes does not
charges, Fund expenses and management        Performance of an index of funds reflects    reflect the effects of taxes.
fees. Results for Class B shares are         fund expenses and management fees;
calculated as if a hypothetical              performance of a market index
shareholder had liquidated his entire

====================================================================================================================================
CUMULATIVE TOTAL RETURNS                     WILL FLUCTUATE SO THAT YOU MAY HAVE A GAIN   5% BEGINNING AT THE TIME OF PURCHASE TO 0%
                                             OR LOSS WHEN YOU SELL SHARES.                AT THE BEGINNING OF THE SEVENTH YEAR. THE
As of 12/31/07, including maximum                                                         CDSC ON CLASS C SHARES IS 1% FOR THE FIRST
applicable sales charges                        THE NET ANNUAL FUND OPERATING EXPENSE     YEAR AFTER PURCHASE. CLASS R SHARES DO NOT
                                             RATIO SET FORTH IN THE MOST RECENT FUND      HAVE A FRONTEND SALES CHARGE; RETURNS
CLASS A SHARES                               PROSPECTUS AS OF THE DATE OF THIS REPORT     SHOWN ARE AT NET ASSET VALUE AND DO NOT
Inception (1/31/07)                  -3.58%  FOR CLASS A, CLASS B, CLASS C AND CLASS R    REFLECT A 0.75% CDSC THAT MAY BE IMPOSED
                                             SHARES WAS 1.25%, 2.00%, 2.00% AND 1.50%,    ON A TOTAL REDEMPTION OF RETIREMENT PLAN
CLASS B SHARES                               RESPECTIVELY.(1,2) THE TOTAL ANNUAL FUND     ASSETS WITHIN THE FIRST YEAR.
Inception (1/31/07)                  -3.51%  OPERATING EXPENSE RATIO SET FORTH IN THE
                                             MOST RECENT FUND PROSPECTUS AS OF THE DATE      THE PERFORMANCE OF THE FUND'S SHARE
CLASS C SHARES                               OF THIS REPORT FOR CLASS A, CLASS B, CLASS   CLASSES WILL DIFFER PRIMARILY DUE TO
Inception (1/31/07)                   0.43%  C AND CLASS R SHARES WAS 1.62%, 2.37%,       DIFFERENT SALES CHARGE STRUCTURES AND
                                             2.37% AND 1.87%, RESPECTIVELY.(2) THE        CLASS EXPENSES.
CLASS R SHARES                               EXPENSE RATIOS PRESENTED ABOVE MAY VARY
Inception (1/31/07)                   1.78%  FROM THE EXPENSE RATIOS PRESENTED IN OTHER      HAD THE ADVISOR NOT WAIVED FEES AND/OR
==========================================   SECTIONS OF THIS REPORT THAT ARE BASED ON    REIMBURSED EXPENSES, PERFORMANCE WOULD
                                             EXPENSES INCURRED DURING THE PERIOD          HAVE BEEN LOWER.
   THE PERFORMANCE DATA QUOTED REPRESENT     COVERED BY THIS REPORT.
PAST PERFORMANCE AND CANNOT GUARANTEE                                                     (1)Total annual operating expenses less
COMPARABLE FUTURE RESULTS; CURRENT              CLASS A SHARE PERFORMANCE REFLECTS THE    any contractual fee waivers and/or expense
PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE   MAXIMUM 5.50% SALES CHARGE, AND CLASS B      reimbursements by the advisor in effect
VISIT AIMINVESTMENTS.COM FOR THE MOST        AND CLASS C SHARE PERFORMANCE REFLECTS THE   through at least June 30, 2008. See
RECENT MONTH-END PERFORMANCE. PERFORMANCE    APPLICABLE CONTINGENT DEFERRED SALES         current prospectus for more information
FIGURES REFLECT REINVESTED DISTRIBUTIONS,    CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE
CHANGES IN NET ASSET VALUE AND THE EFFECT    CDSC ON CLASS B SHARES DECLINES FROM         (2)The expense ratio includes acquired
OF THE MAXIMUM SALES CHARGE UNLESS                                                        fund fees and expenses of the underlying
OTHERWISE STATED. INVESTMENT RETURN AND                                                   funds in which the Fund invests of 0.76%
PRINCIPAL VALUE                                                                           for Class A, B, C and R shares of AIM
                                                                                          Independence 2030 Fund.


====================================================================================================================================
                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT
Fund and index data from 1/31/07

          AIM INDEPENDENCE   AIM INDEPENDENCE   AIM INDEPENDENCE   AIM INDEPENDENCE                  CUSTOM       LIPPER MIXED-ASSET
           2030 FUND-CLASS    2030 FUND-CLASS    2030 FUND-CLASS    2030 FUND-CLASS    S&P 500    INDEPENDENCE       TARGET 2030
  DATE        A SHARES           B SHARES           C SHARES           R SHARES       INDEX(1)   2030 INDEX(2)      FUNDS INDEX(1)

1/31/07        $ 9450             $10000             $10000             $10000         $10000        $10000            $10000
   2/07          9384               9930               9930               9930           9805          9960              9943
   3/07          9554              10100              10090              10100           9914         10074             10048
   4/07          9809              10369              10359              10380          10353         10404             10405
   5/07         10054              10609              10609              10629          10714         10641             10691
   6/07          9912              10459              10459              10479          10536         10494             10567
   7/07          9610              10130              10130              10150          10210         10254             10380
   8/07          9694              10210              10210              10239          10363         10338             10408
   9/07          9949              10490              10490              10519          10750         10704             10792
  10/07         10176              10719              10719              10748          10921         10931             11067
  11/07          9733              10240              10240              10269          10464         10583             10654
  12/07          9642               9649              10043              10178          10392         10482             10562
====================================================================================================================================
                                                                Sources: (1)Lipper Inc., (2)A I M Management Group Inc., Lipper Inc.

AIM Independence Funds


AIM Independence 2040 Fund long-term performance

Past performance cannot guarantee            investment in the Fund at the close of the   does not. Performance shown in the chart
comparable future results.                   reporting period and paid the applicable     and table(s) does not reflect deduction of
                                             contingent deferred sales charges. Index     taxes a shareholder would pay on Fund
   The data shown in the chart include       results include reinvested dividends, but    distributions or sale of Fund shares.
reinvested distributions, applicable sales   they do not reflect sales charges.           Performance of the indexes does not
charges, Fund expenses and management        Performance of an index of funds reflects    reflect the effects of taxes.
fees. Results for Class B shares are         fund expenses and management fees;
calculated as if a hypothetical              performance of a market index
shareholder had liquidated his entire

====================================================================================================================================
CUMULATIVE TOTAL RETURNS                     WILL FLUCTUATE SO THAT YOU MAY HAVE A GAIN   5% BEGINNING AT THE TIME OF PURCHASE TO 0%
                                             OR LOSS WHEN YOU SELL SHARES.                AT THE BEGINNING OF THE SEVENTH YEAR. THE
As of 12/31/07, including maximum                                                         CDSC ON CLASS C SHARES IS 1% FOR THE FIRST
applicable sales charges                        THE NET ANNUAL FUND OPERATING EXPENSE     YEAR AFTER PURCHASE. CLASS R SHARES DO NOT
                                             RATIO SET FORTH IN THE MOST RECENT FUND      HAVE A FRONTEND SALES CHARGE; RETURNS
CLASS A SHARES                               PROSPECTUS AS OF THE DATE OF THIS REPORT     SHOWN ARE AT NET ASSET VALUE AND DO NOT
Inception (1/31/07)                  -3.76%  FOR CLASS A, CLASS B, CLASS C AND CLASS R    REFLECT A 0.75% CDSC THAT MAY BE IMPOSED
                                             SHARES WAS 1.30%, 2.05%, 2.05% AND 1.55%,    ON A TOTAL REDEMPTION OF RETIREMENT PLAN
CLASS B SHARES                               RESPECTIVELY.(1,2) THE TOTAL ANNUAL FUND     ASSETS WITHIN THE FIRST YEAR.
Inception (1/31/07)                  -3.74%  OPERATING EXPENSE RATIO SET FORTH IN THE
                                             MOST RECENT FUND PROSPECTUS AS OF THE DATE      THE PERFORMANCE OF THE FUND'S SHARE
CLASS C SHARES                               OF THIS REPORT FOR CLASS A, CLASS B, CLASS   CLASSES WILL DIFFER PRIMARILY DUE TO
Inception (1/31/07)                   0.17%  C AND CLASS R SHARES WAS 2.07%, 2.82%,       DIFFERENT SALES CHARGE STRUCTURES AND
                                             2.82% AND 2.32%, RESPECTIVELY.(2) THE        CLASS EXPENSES.
CLASS R SHARES                               EXPENSE RATIOS PRESENTED ABOVE MAY VARY
Inception (1/31/07)                   1.59%  FROM THE EXPENSE RATIOS PRESENTED IN OTHER      HAD THE ADVISOR NOT WAIVED FEES AND/OR
==========================================   SECTIONS OF THIS REPORT THAT ARE BASED ON    REIMBURSED EXPENSES, PERFORMANCE WOULD
                                             EXPENSES INCURRED DURING THE PERIOD          HAVE BEEN LOWER.
   THE PERFORMANCE DATA QUOTED REPRESENT     COVERED BY THIS REPORT.
PAST PERFORMANCE AND CANNOT GUARANTEE                                                     (1)Total annual operating expenses less
COMPARABLE FUTURE RESULTS; CURRENT              CLASS A SHARE PERFORMANCE REFLECTS THE    any contractual fee waivers and/or expense
PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE   MAXIMUM 5.50% SALES CHARGE, AND CLASS B      reimbursements by the advisor in effect
VISIT AIMINVESTMENTS.COM FOR THE MOST        AND CLASS C SHARE PERFORMANCE REFLECTS THE   through at least June 30, 2008. See
RECENT MONTH-END PERFORMANCE. PERFORMANCE    APPLICABLE CONTINGENT DEFERRED SALES         current prospectus for more information
FIGURES REFLECT REINVESTED DISTRIBUTIONS,    CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE
CHANGES IN NET ASSET VALUE AND THE EFFECT    CDSC ON CLASS B SHARES DECLINES FROM         (2)The expense ratio includes acquired
OF THE MAXIMUM SALES CHARGE UNLESS                                                        fund fees and expenses of the underlying
OTHERWISE STATED. INVESTMENT RETURN AND                                                   funds in which the Fund invests of 0.77%
PRINCIPAL VALUE                                                                           for Class A, B, C and R shares of AIM
                                                                                          Independence 2040 Fund.


====================================================================================================================================
                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT
Fund and index data from 1/31/07

          AIM INDEPENDENCE   AIM INDEPENDENCE   AIM INDEPENDENCE   AIM INDEPENDENCE                  CUSTOM       LIPPER MIXED-ASSET
           2040 FUND-CLASS    2040 FUND-CLASS    2040 FUND-CLASS    2040 FUND-CLASS    S&P 500    INDEPENDENCE       TARGET 2040
  DATE        A SHARES           B SHARES           C SHARES           R SHARES       INDEX(1)   2040 INDEX(2)      FUNDS INDEX(1)

1/31/07         $9450             $10000             $10000             $10000         $10000        $10000            $10000
   2/07          9365               9900               9900               9910           9805          9940              9926
   3/07          9525              10069              10069              10070           9914         10065             10053
   4/07          9808              10368              10358              10379          10353         10424             10409
   5/07         10072              10638              10638              10658          10714         10694             10745
   6/07          9931              10478              10478              10498          10536         10534             10612
   7/07          9591              10119              10119              10139          10210         10261             10334
   8/07          9685              10209              10199              10229          10363         10341             10382
   9/07          9958              10489              10489              10519          10750         10738             10806
  10/07         10203              10748              10738              10779          10921         10980             11099
  11/07          9723              10229              10229              10270          10464         10574             10615
  12/07          9624               9626              10017              10159          10392         10458             10522
====================================================================================================================================
                                                                Sources: (1)Lipper Inc., (2)A I M Management Group Inc., Lipper Inc.

AIM Independence Funds


AIM Independence 2050 Fund long-term performance

Past performance cannot guarantee            investment in the Fund at the close of the   does not. Performance shown in the chart
comparable future results.                   reporting period and paid the applicable     and table(s) does not reflect deduction of
                                             contingent deferred sales charges. Index     taxes a shareholder would pay on Fund
   The data shown in the chart include       results include reinvested dividends, but    distributions or sale of Fund shares.
reinvested distributions, applicable sales   they do not reflect sales charges.           Performance of the indexes does not
charges, Fund expenses and management        Performance of an index of funds reflects    reflect the effects of taxes
fees. Results for Class B shares are         fund expenses and management fees;
calculated as if a hypothetical              performance of a market index
shareholder had liquidated his entire

====================================================================================================================================
CUMULATIVE TOTAL RETURNS                     WILL FLUCTUATE SO THAT YOU MAY HAVE A GAIN   5% BEGINNING AT THE TIME OF PURCHASE TO 0%
                                             OR LOSS WHEN YOU SELL SHARES.                AT THE BEGINNING OF THE SEVENTH YEAR. THE
As of 12/31/07, including maximum                                                         CDSC ON CLASS C SHARES IS 1% FOR THE FIRST
applicable sales charges                        THE NET ANNUAL FUND OPERATING EXPENSE     YEAR AFTER PURCHASE. CLASS R SHARES DO NOT
                                             RATIO SET FORTH IN THE MOST RECENT FUND      HAVE A FRONTEND SALES CHARGE; RETURNS
CLASS A SHARES                               PROSPECTUS AS OF THE DATE OF THIS REPORT     SHOWN ARE AT NET ASSET VALUE AND DO NOT
Inception (1/31/07)                  -4.00%  FOR CLASS A, CLASS B, CLASS C AND CLASS R    REFLECT A 0.75% CDSC THAT MAY BE IMPOSED
                                             SHARES WAS 1.30%, 2.05%, 2.05% AND 1.55%,    ON A TOTAL REDEMPTION OF RETIREMENT PLAN
CLASS B SHARES                               RESPECTIVELY.(1,2) THE TOTAL ANNUAL FUND     ASSETS WITHIN THE FIRST YEAR.
Inception (1/31/07)                  -4.07%  OPERATING EXPENSE RATIO SET FORTH IN THE
                                             MOST RECENT FUND PROSPECTUS AS OF THE DATE      THE PERFORMANCE OF THE FUND'S SHARE
CLASS C SHARES                               OF THIS REPORT FOR CLASS A, CLASS B, CLASS   CLASSES WILL DIFFER PRIMARILY DUE TO
Inception (1/31/07)                  -0.07%  C AND CLASS R SHARES WAS 2.38%, 3.13%,       DIFFERENT SALES CHARGE STRUCTURES AND
                                             3.13% AND 2.63%, RESPECTIVELY.(2) THE        CLASS EXPENSES.
CLASS R SHARES                               EXPENSE RATIOS PRESENTED ABOVE MAY VARY
Inception (1/31/07)                   1.29%  FROM THE EXPENSE RATIOS PRESENTED IN OTHER      HAD THE ADVISOR NOT WAIVED FEES AND/OR
==========================================   SECTIONS OF THIS REPORT THAT ARE BASED ON    REIMBURSED EXPENSES, PERFORMANCE WOULD
                                             EXPENSES INCURRED DURING THE PERIOD          HAVE BEEN LOWER.
   THE PERFORMANCE DATA QUOTED REPRESENT     COVERED BY THIS REPORT.
PAST PERFORMANCE AND CANNOT GUARANTEE                                                     (1)Total annual operating expenses less
COMPARABLE FUTURE RESULTS; CURRENT              CLASS A SHARE PERFORMANCE REFLECTS THE    any contractual fee waivers and/or expense
PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE   MAXIMUM 5.50% SALES CHARGE, AND CLASS B      reimbursements by the advisor in effect
VISIT AIMINVESTMENTS.COM FOR THE MOST        AND CLASS C SHARE PERFORMANCE REFLECTS THE   through at least June 30, 2008. See
RECENT MONTH-END PERFORMANCE. PERFORMANCE    APPLICABLE CONTINGENT DEFERRED SALES         current prospectus for more information
FIGURES REFLECT REINVESTED DISTRIBUTIONS,    CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE
CHANGES IN NET ASSET VALUE AND THE EFFECT    CDSC ON CLASS B SHARES DECLINES FROM         (2)The expense ratio includes acquired
OF THE MAXIMUM SALES CHARGE UNLESS                                                        fund fees and expenses of the underlying
OTHERWISE STATED. INVESTMENT RETURN AND                                                   funds in which the Fund invests of 0.77%
PRINCIPAL VALUE                                                                           for Class A, B, C and R shares of AIM
                                                                                          Independence 2050 Fund.


====================================================================================================================================
                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT
Fund and index data from 1/31/07

          AIM INDEPENDENCE   AIM INDEPENDENCE   AIM INDEPENDENCE   AIM INDEPENDENCE                  CUSTOM       LIPPER MIXED-ASSET
           2050 FUND-CLASS    2050 FUND-CLASS    2050 FUND-CLASS    2050 FUND-CLASS    S&P 500    INDEPENDENCE       TARGET 2050
  DATE        A SHARES           B SHARES           C SHARES           R SHARES       INDEX(1)   2050 INDEX(2)      FUNDS INDEX(1)

1/31/07         $9450             $10000             $10000             $10000         $10000        $10000            $10000
   2/07          9346               9880               9880               9890           9805          9925              9926
   3/07          9516              10050              10060              10060           9914         10058             10053
   4/07          9808              10359              10370              10370          10353         10438             10409
   5/07         10101              10659              10659              10670          10714         10732             10745
   6/07          9940              10489              10489              10510          10536         10563             10612
   7/07          9591              10110              10120              10141          10210         10267             10334
   8/07          9695              10210              10220              10240          10363         10343             10382
   9/07          9987              10509              10520              10549          10750         10762             10806
  10/07         10242              10778              10780              10818          10921         11015             11099
  11/07          9714              10220              10231              10259          10464         10568             10615
  12/07          9600               9593               9993              10129          10392         10441             10522
====================================================================================================================================
                                                                Sources: (1)Lipper Inc., (2)A I M Management Group Inc., Lipper Inc.

AIM Independence Funds

AIM INDEPENDENCE NOW FUND'S INVESTMENT OBJECTIVE IS CURRENT INCOME, AND AS A SECONDARY OBJECTIVE, CAPITAL APPRECIATION.

AIM INDEPENDENCE 2010 FUND, AIM INDEPENDENCE 2020 FUND, AIM INDEPENDENCE 2030 FUND,

AIM INDEPENDENCE 2040 FUND AND AIM INDEPENDENCE 2050 FUND'S INVESTMENT OBJECTIVE IS TO PROVIDE CAPITAL APPRECIATION AND CURRENT INCOME, CONSISTENT WITH THEIR CURRENT ASSET ALLOCATION STRATEGIES.

o Unless otherwise stated, information presented in this report is as of December 31, 2007, and is based on total net assets.

o Unless otherwise noted, all data in this report are from A I M Management Group Inc.

About share classes                          the credit rating of the issuer's            o Foreign securities have additional
                                             securities and may lead to the issuer's      risks, including exchange rate changes,
o Class B shares are not available as an     inability to honor its contractual           political and economic upheaval, the
investment for retirement plans maintained   obligations, including making timely         relative lack of information, relatively
pursuant to Section 401 of the Internal      payment of interest and principal.           low market liquidity, and the potential
Revenue Code, including 401(k) plans,                                                     lack of strict financial and accounting
money purchase pension plans and profit      o Investing in developing countries can      controls and standards.
sharing plans, except for plans that have    add additional risk, such as high rates of
existing accounts invested in Class B        inflation or sharply devalued currencies     o Each Fund pursues its investment
shares.                                      against the U.S. dollar. Transaction costs   objectives by investing its assets in
                                             are often higher, and there may be delays    other underlying funds rather than
o Class R shares are available only to       in settlement procedures.                    investing directly in stocks, bonds, cash
certain retirement plans. Please see the                                                  or other investments. Each Fund's
prospectus for more information.             o Prices of equity securities change in      investment performance depends on the
                                             response to many factors including the       investment performance of the underlying
Principal risks of investing in all AIM      historical and prospective earnings of the   funds. Each Fund will indirectly pay a
Independence funds:                          issuer, the value of its assets, general     proportional share of the asset-based fees
                                             economic conditions, interest rates,         of the underlying funds in which it
THE RISKS DETAILED BELOW ARE THE RISKS OF    investor perceptions and market liquidity.   invests. There is a risk that the
THE UNDERLYING FUNDS, WHICH THE FUND MAY                                                  advisor's evaluations and assumptions
EXPERIENCE AS A RESULT OF ITS INVESTMENTS    o ETF (exchange-traded fund) shares may      regarding the Fund's broad asset classes
IN THE UNDERLYING FUNDS.                     trade above or below their net asset         or the underlying funds may be incorrect
                                             value. An active trading market for a        based on actual market conditions, or that
o Certain of the underlying funds may        PowerShares ETF's shares may not develop     the Fund will vary from the target
engage in active and frequent trading of     or be maintained. Trading of a PowerShares   weightings in the underlying funds due to
securities to achieve their investment       ETF's shares may be halted if the listing    factors such as market fluctuations. There
objectives. This may cause them to incur     exchange's officials deem such action        can be no assurance that the underlying
increased costs, which may lower the         appropriate. PowerShares ETFs are not        funds will achieve their investment
actual return of the underlying funds.       actively managed and may not fulfill their   objectives, and the performance of the
Active trading may also increase short       objective of tracking the performance of     underlying funds may be lower than the
term gains and losses, which may affect      the index they seek to track. PowerShares    asset class. The underlying funds may
the taxes that must be paid.                 ETFs would not necessarily sell a security   change their investment objectives or
                                             because the issuer of the security was in    policies without the approval of the
o The value of convertible securities in     financial trouble unless the security is     Independence Funds. If that were to occur,
which the Fund invests may be affected by    removed from the index that the ETF seeks    the Independence Funds might be forced to
market interest rates--the risk that the     to track. The value of an investment in      withdraw their investments from the
issuer may default on interest or            PowerShares ETFs will decline, more or       underlying funds at an unfavorable time.
principal payments and the value of the      less, in correlation with any decline in     The advisor has the ability to select and
underlying common stock into which these     the value of the index they seek to track.   substitute the underlying funds in which
securities may be converted may decline as   In addition, certain PowerShares ETFs may    the Fund invests and may be subject to
a result.                                    be composed of a significant percentage of   potential conflicts of interest in
                                             issuers in a single industry or sector of    selecting underlying funds because the
o Credit risk is the risk of loss on an      the economy and may present more risk than   advisor for PowerShares ETFs, an affiliate
investment due to the deterioration of an    if they were broadly diversified.            of the advisor, may receive higher fees
issuer's financial health. Such a                                                         from certain
deterioration of financial health may
result in a reduction of

=======================================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS,
WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.
INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
=======================================================================================

NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

AIMINVESTMENTS.COM

AIM Independence Funds


underlying funds than others. However, as    o The prices of securities held by the       Additional principal risks of investing in
a fiduciary of the Fund, the advisor is      Fund may decline in response to market       AIM Independence 2010 Fund, AIM
required to act in the Fund's best           risks.                                       Independence 2020 Fund and AIM
interest when selecting the underlying                                                    Independence Now Fund:
funds. Because the Fund is a fund of         o Reinvestment risk is the risk that a
funds, the Fund is subject to the risks      bond's cash flows will be reinvested at an   THE RISKS DETAILED BELOW ARE THE RISKS OF
associated with the underlying funds in      interest rate below that on the original     THE UNDERLYING FUNDS, WHICH THE FUND MAY
which it invests. There are additional       bond.                                        EXPERIENCE AS A RESULT OF ITS INVESTMENTS
risks of investing in the underlying                                                      IN THE UNDERLYING FUNDS.
funds.                                       o If the seller of a repurchase agreement
                                             in which the Fund invests defaults on its    o The Fund is subject to currency/exchange
o The Fund invests in "growth" stocks,       obligation or declares bankruptcy, the       rate risk because it may buy or sell
which may be more volatile than other        Fund may experience delays in selling the    currencies other than the U.S. dollar.
investment styles because growth stocks      securities underlying the repurchase
are more sensitive to investor perceptions   agreement.o The Fund invests in "value"      o Nondiversification increases the risk
of an issuing company's growth potential.    stocks, which can continue to be             that the value of the Fund's shares may
Growth stocks tend to be more expensive      inexpensive for long periods of time and     vary more widely, and the Fund may be
relative to their earnings or assets         may never realize their full value.          subject to greater investment and credit
compared with other types of stocks.                                                      risk than if the Fund invested more
                                             Additional principal risks related to all    broadly.o The ability of an issuer of a
o Lower rated securities may be more         AIM Independence funds except AIM            floating rate loan or debt security to
susceptible to real or perceived adverse     Independence 2050 Fund:                      repay principal prior to maturity can
economic and competitive industry                                                         limit the potential for gains by the Fund.
conditions, and may be less liquid than      THE RISKS DETAILED BELOW ARE THE RISKS OF
higher grade securities. The loans in        THE UNDERLYING FUNDS, WHICH THE FUND MAY     Additional principal risks related to all
which the Fund may invest are typically      EXPERIENCE AS A RESULT OF ITS INVESTMENTS    AIM Independence funds except AIM
noninvestment-grade and involve a greater    IN THE UNDERLYING FUNDS.                     Independence 2040 Fund and AIM
risk of default on interest and principal                                                 Independence 2050 Fund:
payments and of price changes due to the     o High-coupon, U.S. government agency
changes in the credit quality of the         mortgage-backed securities provide a         THE RISKS DETAILED BELOW ARE THE RISKS OF
issuer.                                      higher coupon than current prevailing        THE UNDERLYING FUNDS, WHICH THE FUND MAY
                                             market interest rates, and the Fund may      EXPERIENCE AS A RESULT OF ITS INVESTMENTS
o Interest rate risk refers to the risk      purchase such securities at a premium. If    IN THE UNDERLYING FUNDS.
that bond prices generally fall as           these securities experience a faster
interest rates rise; conversely, bond        principal prepayment rate than expected,     o Dollar-roll transactions involve the
prices generally rise as interest rates      both the market value and income from such   risk that the market value of securities
fall.                                        securities will decrease.                    to be purchased by the Fund may decline
                                                                                          below the price at which the Fund is
o The Fund may use enhanced investment       o The Fund may invest in obligations         obligated to repurchase the securities or
techniques such as leveraging and            issued by agencies and instrumentalities     that the other party may default on its
derivatives. Leveraging entails risks such   of the U.S. government that may vary in      obligation, such that the Fund is delayed
as magnifying changes in the value of the    the level of support they receive from the   or prevented from completing the
portfolio's securities. Derivatives are      U.S. government. The U.S. government may     transaction.
subject to counterparty risk--the risk       choose not to provide financial support to
that the other party will not complete the   U.S. governmentsponsored agencies or
transaction with the Fund.                   instrumentalities if it is not legally
                                             obligated to do so. In this case, if the
o Small- and mid-capitalization companies    issuer defaulted, the fund holding
tend to be more vulnerable to adverse        securities of such issuer might not be
developments and more volatile than larger   able to recover its investment from the
companies. Investments in these sized        U.S. government.
companies may involve special risks,
including those associated with dependence
on a small management group, little or no
operating history, little or no track
record of success, limited product lines,
less publicly available information,
illiquidity, restricted resale or less
frequent trading.

                                                                                                                Continued on page 24


AIM Independence Funds


About indexes used in this report            o The CUSTOM INDEPENDENCE 2020 INDEX is an   o The LIPPER MIXED-ASSET TARGET ALLOCATION
                                             index created by A I M Advisors, Inc. to     CONSERVATIVE FUNDS INDEX is an equally
o The S&P 500--REGISTERED TRADEMARK--        benchmark the AIM Independence 2020 Fund.    weighted representation of the largest
Index is a market capitalization-weighted    This index may change from time to time      funds in the Lipper Mixed-Asset Target
index covering all major areas of the U.S.   based upon the target asset allocation of    Allocation Conservative Funds category.
economy. It is not the 500 largest           the Fund. The index currently consists of    These funds, by portfolio practice,
companies, but rather the most widely held   the following indexes: 41.5% Russell         maintain a mix of between 20%-40% equity
500 companies chosen with respect to         3000--REGISTERED TRADEMARK-- Index, 15.5%    securities, with the remainder invested in
market size, liquidity, and their            MSCI EAFE-- REGISTERED TRADEMARK-- Index,    bonds, cash, and cash equivalents.
industry.                                    3% FTSE EPRA/NAREIT Global Real Estate
                                             Index, and 40% Lehman Brothers U.S.          o The LIPPER MIXED-ASSET TARGET 2010 FUNDS
o The CUSTOM INDEPENDENCE NOW INDEX is an    Universal Index. The FTSE EPRA/NAREIT        INDEX is an equally weighted
index created by A I M Advisors, Inc. to     Global Real Estate Index is designed to      representation of the largest funds in the
benchmark the AIM Independence Now Fund.     track the performance of listed real         Lipper Mixed-Asset Target Allocation 2010
This index may change from time to time      estate companies and REITs worldwide. It     Funds category. These funds seek to
based upon the target asset allocation of    is compiled by the FTSE Group, National      maximize assets for retirement or other
the Fund. The index currently consists of    Association of Real Estate Investment        purposes with an extended time horizon not
the following indexes: 28.734% Russell       Trusts, and European Public Real Estate      to exceed the year 2010.
3000--registered trademark-- Index, 6.241%   Association.
MSCI EAFE--REGISTERED TRADEMARK-- Index,                                                  o The LIPPER MIXED-ASSET TARGET 2020 FUNDS
61.675% Lehman Brothers U.S. Universal       o The CUSTOM INDEPENDENCE 2030 INDEX is an   INDEX is an equally weighted
Index, and 3.35% 3-Month Treasury Bill       index created by A I M Advisors, Inc. to     representation of the largest funds in the
Index. The Russell 3000--REGISTERED          benchmark the AIM Independence 2030 Fund.    Lipper Mixed-Asset Target Allocation 2020
TRADEMARK-- Index measures the performance   This index may change from time to time      Funds category. These funds seek to
of the 3,000 largest U.S. companies based    based upon the target asset allocation of    maximize assets for retirement or other
on total market capitalization, which        the Fund. The index currently consists of    purposes with an extended time horizon not
represents approximately 98% of the          the following indexes: 55% Russell           to exceed the year 2020.
investable U.S. equity market. The Russell   3000--REGISTERED TRADEMARK-- Index, 21%
3000--REGISTERED TRADEMARK-- Index is a      MSCI EAFE--registered trademark-- Index,     o The LIPPER MIXED-ASSET TARGET 2030 FUNDS
trademark/service mark of the Frank          4% FTSE EPRA/NAREIT Global Real Estate       INDEX is an equally weighted
Russell Company. Russell--registered         Index, and 20% Lehman Brothers U.S.          representation of the largest funds in the
trademark-- is a trademark of the Frank      Universal Index.                             Lipper Mixed-Asset Target Allocation 2030
Russell Company. The MSCI EAFE--REGISTERED                                                Funds category. These funds seek to
TRADEMARK-- Index is a free float-adjusted   o The CUSTOM INDEPENDENCE 2040 INDEX is an   maximize assets for retirement or other
market capitalization index that is          index created by A I M Advisors, Inc. to     purposes with an extended time horizon not
designed to measure developed market         benchmark the AIM Independence 2040 Fund.    to exceed the year 2030.
equity performance, excluding the U.S. and   This index may change from time to time
Canada. The Lehman Brothers U.S. Universal   based upon the target asset allocation of    o The LIPPER MIXED-ASSET TARGET 2030+
Index represents the union of the U.S.       the Fund. The index currently consists of    FUNDS INDEX is an equally weighted
Aggregate Index, the U.S. High-Yield         the following indexes: 60.8% Russell         representation of the largest funds in the
Corporate Index, the 144A Index, the         3000--REGISTERED TRADEMARK-- Index, 23.32%   Lipper Mixed- Asset Target Allocation
Eurodollar Index, the Emerging Markets       MSCI EAFE-- REGISTERED TRADEMARK-- Index,    2030+ Funds category. These funds seek to
Index, and the non-ERISA (Employee           4.58% FTSE EPRA/NAREIT Global Real Estate    maximize assets for retirement or other
Retirement Income Security Act) portion of   Index, and 11.3% Lehman Brothers U.S.        purposes with an extended time horizon
the CMBS (Commercial Mortgage- Backed        Universal Index.                             exceeding the year 2030.
Securities) Index. The 3-Month Treasury
Bill Index is tracked by Lipper Inc. to      o The CUSTOM INDEPENDENCE 2050 INDEX is an   o The Fund is not managed to track the
provide performance for the 3-month U.S.     index created by A I M Advisors, Inc. to     performance of any particular index,
Treasury Bill.                               benchmark the AIM Independence 2050 Fund.    including the indexes defined here, and
                                             This index may change from time to time      consequently, the performance of the Fund
o The CUSTOM INDEPENDENCE 2010 INDEX is an   based upon the target asset allocation of    may deviate significantly from the
index created by A I M Advisors, Inc. to     the fund. The index currently consists of    performance of the indexes.
benchmark the AIM Independence 2010 Fund.    the following indices: 65% Russell
This index may change from time to time      3000--REGISTERED TRADEMARK-- Index, 25%      o A direct investment cannot be made in an
based upon the target asset allocation of    MSCI EAFE--REGISTERED TRADEMARK-- Index,     index. Unless otherwise indicated, index
the Fund. The index currently consists of    5% FTSE EPRA/NAREIT Global Real Estate       results include reinvested dividends, and
the following indexes: 32% Russell           Index, and 5% Lehman Brothers U.S.           they do not reflect sales charges.
3000--REGISTERED TRADEMARK-- Index, 8%       Universal Index.                             Performance of an index of funds reflects
MSCI EAFE--REGISTERED TRADEMARK-- Index,                                                  fund expenses; performance of a market
and 60% Lehman Brothers U.S. Universal                                                    index does not.
Index.

AIM Independence Funds

Other information


o The returns shown in management's
discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

                                                                                          ==========================================
                                                                                          FUND NASDAQ SYMBOLS

                                                                                          AIM INDEPENDENCE NOW FUND
                                                                                          Class A Shares                       IANAX
                                                                                          Class B Shares                       IANBX
                                                                                          Class C Shares                       IANCX
                                                                                          Class R Shares                       IANRX

                                                                                          AIM INDEPENDENCE 2010 FUND
                                                                                          Class A Shares                       INJAX
                                                                                          Class B Shares                       INJBX
                                                                                          Class C Shares                       INJCX
                                                                                          Class R Shares                       INJRX

                                                                                          AIM INDEPENDENCE 2020 FUND
                                                                                          Class A Shares                       AFTAX
                                                                                          Class B Shares                       AFTBX
                                                                                          Class C Shares                       AFTCX
                                                                                          Class R Shares                       ATFRX

                                                                                          AIM INDEPENDENCE 2030 FUND
                                                                                          Class A Shares                       TNAAX
                                                                                          Class B Shares                       TNABX
                                                                                          Class C Shares                       TNACX
                                                                                          Class R Shares                       TNARX

                                                                                          AIM INDEPENDENCE 2040 FUND
                                                                                          Class A Shares                       TNDAX
                                                                                          Class B Shares                       TNDBX
                                                                                          Class C Shares                       TNDCX
                                                                                          Class R Shares                       TNDRX

                                                                                          AIM INDEPENDENCE 2050 FUND
                                                                                          Class A Shares                       TNEAX
                                                                                          Class B Shares                       TNEBX
                                                                                          Class C Shares                       TNECX
                                                                                          Class R Shares                       TNERX
                                                                                          ==========================================

AIM Independence Funds

SCHEDULE OF INVESTMENTS

December 31, 2007

AIM INDEPENDENCE NOW FUND
SCHEDULE OF INVESTMENTS IN AFFILIATED ISSUERS-101.29%(a)


                                                                   CHANGE IN
                                % OF                              UNREALIZED
                                NET     PURCHASES    PROCEEDS     APPRECIATION     REALIZED      DIVIDEND   SHARES       VALUE
                               ASSETS    AT COST     FROM SALES   (DEPRECIATION)   GAIN (LOSS)   INCOME     12/31/07    12/31/07
---------------------------------------------------------------------------------------------------------------------------------

DOMESTIC EQUITY FUNDS-28.18%

AIM Diversified Dividend Fund   4.28%   $  67,543    $  (7,037)     $  (5,285)       $ 3,753     $   702      4,419    $   55,462
---------------------------------------------------------------------------------------------------------------------------------
AIM Structured Growth Fund      2.77%      39,001       (4,969)         1,539            319         995      2,989        35,842
---------------------------------------------------------------------------------------------------------------------------------
AIM Structured Value Fund       2.73%      41,804       (4,597)        (1,925)           202         946      3,245        35,402
---------------------------------------------------------------------------------------------------------------------------------
AIM Trimark Small Companies
  Fund                          1.33%      21,075       (2,165)        (1,778)           745         266      1,164        17,258
---------------------------------------------------------------------------------------------------------------------------------
PowerShares Dynamic Large Cap
  Growth Portfolio-ETF          2.68%      38,837       (6,547)         2,376            (17)         62      1,846        34,649
---------------------------------------------------------------------------------------------------------------------------------
PowerShares Dynamic Large Cap
  Value Portfolio-ETF           2.64%      39,274       (5,432)           542           (129)        529      1,680        34,255
---------------------------------------------------------------------------------------------------------------------------------
PowerShares Dynamic Small Cap
  Growth Portfolio-ETF(b)       1.72%      26,456       (3,506)          (551)           (87)         --      1,272        22,312
---------------------------------------------------------------------------------------------------------------------------------
PowerShares Dynamic Small Cap
  Value Portfolio-ETF           1.60%      26,641       (3,467)        (2,324)          (147)        654      1,298        20,703
---------------------------------------------------------------------------------------------------------------------------------
PowerShares FTSE RAFI US 1000
  Portfolio-ETF                 6.34%      98,646      (14,557)        (1,624)          (314)        893      1,413        82,151
---------------------------------------------------------------------------------------------------------------------------------
PowerShares FTSE RAFI US 1500
  Small-Mid Portfolio-ETF       2.09%      32,509       (4,296)        (1,029)           (95)        161        507        27,089
=================================================================================================================================
  Subtotal Domestic Equity
  Funds                                   431,786      (56,573)       (10,059)         4,230       5,208                  365,123
=================================================================================================================================

FIXED-INCOME FUNDS-62.11%

AIM Floating Rate Fund          5.69%      85,923       (9,212)        (2,695)          (203)      2,980      8,613        73,813
---------------------------------------------------------------------------------------------------------------------------------
AIM High Yield Fund             2.70%      40,872       (4,322)        (1,491)           (83)      1,512      8,230        34,976
---------------------------------------------------------------------------------------------------------------------------------
AIM Intermediate Government
  Fund                          8.72%     125,991      (14,045)         1,082            (13)      3,542     13,141       113,015
---------------------------------------------------------------------------------------------------------------------------------
AIM International Total
  Return Fund                   3.61%      53,159       (7,621)           844            400       2,061      4,312        46,782
---------------------------------------------------------------------------------------------------------------------------------
AIM Limited Maturity Fund       2.69%      38,662       (4,354)           528             29         825      3,411        34,865
---------------------------------------------------------------------------------------------------------------------------------
AIM Short Term Bond Fund       16.18%     240,121      (28,059)        (2,304)          (130)      6,931     21,701       209,628
---------------------------------------------------------------------------------------------------------------------------------
AIM Total Return Bond Fund     22.52%     329,825      (36,283)        (1,814)            50       9,344     28,606       291,778
=================================================================================================================================
  Subtotal Fixed-Income Funds             914,553     (103,896)        (5,850)            50      27,195                  804,857
=================================================================================================================================

FOREIGN EQUITY FUNDS-6.09%

AIM International Core Equity
  Fund                          3.03%      46,596       (5,354)        (2,333)         2,928         918      2,731        39,332
---------------------------------------------------------------------------------------------------------------------------------
AIM International Growth Fund   1.55%      23,325       (3,523)          (107)         1,407         160        620        20,112
---------------------------------------------------------------------------------------------------------------------------------
PowerShares International
  Dividend Achievers
  Portfolio-ETF                 1.51%      22,752       (4,075)           881            (31)        295        947        19,527
=================================================================================================================================
  Subtotal Foreign Equity
  Funds                                    92,673      (12,952)        (1,559)         4,304       1,373                   78,971
=================================================================================================================================

MONEY MARKET FUNDS-4.91%

Liquid Assets Portfolio         4.02%     192,172     (140,104)            --             --       1,305     52,068        52,068
---------------------------------------------------------------------------------------------------------------------------------
Premier Portfolio               0.89%     140,413     (128,950)            --             --         194     11,463        11,463
=================================================================================================================================
  Subtotal Money Market Funds             332,585     (269,054)            --             --       1,499                   63,531
=================================================================================================================================
TOTAL INVESTMENTS IN
  AFFILIATED ISSUERS (Cost
  $1,329,950)                  101.29%  1,771,597     (442,475)       (17,468)         8,584(c)   35,275                1,312,482
=================================================================================================================================
OTHER ASSETS LESS LIABILITIES  (1.29)%                                                                                    (16,677)
=================================================================================================================================
NET ASSETS                     100.00%                                                                                 $1,295,805
_________________________________________________________________________________________________________________________________
=================================================================================================================================

Abbreviation:
ETF-Exchange Traded Fund

Notes to Schedule of Investments:

(a) Each underlying fund and the Fund are affiliated by either having the same investment advisor or an investment advisor under common control with the Fund's investment advisor. The Fund invests in Institutional Class shares of the mutual funds listed.
(b) Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution within one year from the report date.
(c) Includes $7,756 of capital gains distributed from affiliated underlying funds.

See accompanying Notes to Financial Statements which are an integral part of these financial statements.

AIM Independence Funds

December 31, 2007

AIM INDEPENDENCE 2010 FUND
SCHEDULE OF INVESTMENTS IN AFFILIATED ISSUERS-100.45%(a)


                                                                   CHANGE IN
                                % OF                              UNREALIZED
                                NET     PURCHASES    PROCEEDS     APPRECIATION     REALIZED      DIVIDEND   SHARES       VALUE
                               ASSETS    AT COST     FROM SALES   (DEPRECIATION)   GAIN (LOSS)   INCOME     12/31/07    12/31/07
---------------------------------------------------------------------------------------------------------------------------------

DOMESTIC EQUITY FUNDS-31.44%

AIM Diversified Dividend Fund   4.71%   $ 143,454    $  (9,386)      $(12,393)       $ 8,205     $ 1,465      9,705    $  121,795
---------------------------------------------------------------------------------------------------------------------------------
AIM Structured Growth Fund      3.08%      83,508       (6,811)         2,620            504       2,316      6,648        79,709
---------------------------------------------------------------------------------------------------------------------------------
AIM Structured Value Fund       3.04%      88,702       (5,122)        (4,983)           218       2,199      7,207        78,624
---------------------------------------------------------------------------------------------------------------------------------
AIM Trimark Small Companies
  Fund                          1.51%      45,494       (2,561)        (4,110)         1,597         629      2,629        38,956
---------------------------------------------------------------------------------------------------------------------------------
PowerShares Dynamic Large Cap
  Growth Portfolio-ETF          2.97%      79,737       (7,249)         4,519           (183)        144      4,093        76,824
---------------------------------------------------------------------------------------------------------------------------------
PowerShares Dynamic Large Cap
  Value Portfolio-ETF           2.93%      81,377       (5,465)           175           (216)      1,113      3,721        75,871
---------------------------------------------------------------------------------------------------------------------------------
PowerShares Dynamic Small Cap
  Growth Portfolio-ETF(b)       1.97%      56,395       (3,643)        (1,494)          (199)         --      2,911        51,059
---------------------------------------------------------------------------------------------------------------------------------
PowerShares Dynamic Small Cap
  Value Portfolio-ETF           1.83%      57,518       (3,628)        (6,175)          (422)      1,536      2,965        47,293
---------------------------------------------------------------------------------------------------------------------------------
PowerShares FTSE RAFI US 1000
  Portfolio-ETF                 6.98%     202,694      (15,683)        (5,609)          (761)      1,939      3,107       180,641
---------------------------------------------------------------------------------------------------------------------------------
PowerShares FTSE RAFI US 1500
  Small-Mid Portfolio-ETF       2.42%      75,061       (9,338)        (2,334)          (769)        374      1,172        62,620
=================================================================================================================================
  Subtotal Domestic Equity
  Funds                                   913,940      (68,886)       (29,784)         7,974      11,715                  813,392
=================================================================================================================================

FIXED-INCOME FUNDS-60.62%

AIM Floating Rate Fund          5.04%     144,184       (8,537)        (4,974)          (301)      4,755     15,213       130,372
---------------------------------------------------------------------------------------------------------------------------------
AIM High Yield Fund             4.07%     117,111       (6,829)        (4,692)          (245)      4,094     24,787       105,345
---------------------------------------------------------------------------------------------------------------------------------
AIM Intermediate Government
  Fund                         13.15%     358,904      (22,196)         3,647            (22)      9,460     39,513       340,333
---------------------------------------------------------------------------------------------------------------------------------
AIM International Total
  Return Fund                   3.45%      96,327       (8,781)         1,221            575       3,989      8,234        89,342
---------------------------------------------------------------------------------------------------------------------------------
AIM Short Term Bond Fund       12.16%     345,606      (27,740)        (3,100)          (237)      9,470     32,560       314,529
---------------------------------------------------------------------------------------------------------------------------------
AIM Total Return Bond Fund     22.75%     630,229      (38,416)        (3,210)           (35)     17,207     57,703       588,568
=================================================================================================================================
  Subtotal Fixed-Income Funds           1,692,361     (112,499)       (11,108)          (265)     48,975                1,568,489
=================================================================================================================================

FOREIGN EQUITY FUNDS-7.83%

AIM International Core Equity
  Fund                          3.95%     117,247       (8,240)        (7,383)         7,473       2,504      7,101       102,261
---------------------------------------------------------------------------------------------------------------------------------
AIM International Growth Fund   1.97%      56,359       (5,205)          (905)         3,281         426      1,568        50,901
---------------------------------------------------------------------------------------------------------------------------------
PowerShares International
  Dividend Achievers
  Portfolio-ETF                 1.91%      53,111       (5,009)         1,426           (163)        705      2,394        49,365
=================================================================================================================================
  Subtotal International
  Equity Funds                            226,717      (18,454)        (6,862)        10,591       3,635                  202,527
=================================================================================================================================

MONEY MARKET FUNDS-0.56%

Liquid Assets Portfolio         0.28%     280,602     (273,199)            --             --         253      7,403         7,403
---------------------------------------------------------------------------------------------------------------------------------
Premier Portfolio               0.28%     280,602     (273,199)            --             --         253      7,403         7,403
=================================================================================================================================
  Subtotal Money Market Funds             561,204     (546,398)            --             --         506                   14,806
=================================================================================================================================
TOTAL INVESTMENTS IN
  AFFILIATED ISSUERS (Cost
  $2,646,968)                  100.45%  3,394,222     (746,237)       (47,754)        18,300(c)   64,831                2,599,214
=================================================================================================================================
OTHER ASSETS LESS LIABILITIES  (0.45)%                                                                                    (11,749)
=================================================================================================================================
NET ASSETS                     100.00%                                                                                 $2,587,465
_________________________________________________________________________________________________________________________________
=================================================================================================================================

Abbreviation:
ETF-Exchange Traded Fund

Notes to Schedule of Investments:

(a) Each underlying fund and the Fund are affiliated by either having the same investment advisor or an investment advisor under common control with the Fund's investment advisor. The Fund invests in Institutional Class shares of the mutual funds listed.
(b) Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution within one year from the report date.
(c) Includes $19,317 of capital gains distributed from affiliated underlying funds.

See accompanying Notes to Financial Statements which are an integral part of these financial statements.

AIM Independence Funds

December 31, 2007

AIM INDEPENDENCE 2020 FUND
SCHEDULE OF INVESTMENTS IN AFFILIATED ISSUERS-101.70%(a)


                                                                   CHANGE IN
                               % OF                               UNREALIZED
                               NET     PURCHASES     PROCEEDS     APPRECIATION     REALIZED      DIVIDEND   SHARES       VALUE
                              ASSETS    AT COST     FROM SALES    (DEPRECIATION)   GAIN (LOSS)    INCOME    12/31/07    12/31/07
---------------------------------------------------------------------------------------------------------------------------------

DOMESTIC EQUITY FUNDS-40.46%

AIM Diversified Dividend
  Fund                         5.47%   $ 340,897    $  (43,208)     $ (28,388)       $17,788     $ 2,824     21,535    $  270,265
---------------------------------------------------------------------------------------------------------------------------------
AIM Structured Growth Fund     3.54%     202,154       (30,934)         1,766          1,824       4,768     14,561       174,581
---------------------------------------------------------------------------------------------------------------------------------
AIM Structured Value Fund      3.49%     210,968       (27,005)       (11,705)           550       4,528     15,803       172,414
---------------------------------------------------------------------------------------------------------------------------------
AIM Trimark Small Companies
  Fund                         2.77%     172,082       (21,604)       (14,497)         5,561       2,071      9,225       136,718
---------------------------------------------------------------------------------------------------------------------------------
PowerShares Dynamic Large
  Cap Growth Portfolio-ETF     3.36%     188,158       (29,245)         7,300           (474)        297      8,830       165,739
---------------------------------------------------------------------------------------------------------------------------------
PowerShares Dynamic Large
  Cap Value Portfolio-ETF      3.32%     189,315       (23,397)          (951)        (1,011)      2,147      8,041       163,956
---------------------------------------------------------------------------------------------------------------------------------
PowerShares Dynamic Small
  Cap Growth
  Portfolio-ETF(b)             3.41%     203,706       (27,955)        (5,914)        (1,559)         --      9,594       168,278
---------------------------------------------------------------------------------------------------------------------------------
PowerShares Dynamic Small
  Cap Value Portfolio-ETF      3.17%     202,015       (23,764)       (19,703)        (2,254)      4,805      9,799       156,294
---------------------------------------------------------------------------------------------------------------------------------
PowerShares FTSE RAFI US
  1000 Portfolio-ETF           7.86%     460,595       (56,184)       (14,576)        (2,041)      3,809      6,670       387,794
---------------------------------------------------------------------------------------------------------------------------------
PowerShares FTSE RAFI US
  1500 Small-Mid
  Portfolio-ETF                4.07%     245,313       (32,843)        (9,830)        (1,957)      1,125      3,756       200,683
=================================================================================================================================
  Subtotal Domestic Equity
  Funds                                2,415,203      (316,139)       (96,498)        16,427      26,374                1,996,722
=================================================================================================================================

FIXED-INCOME FUNDS-40.58%

AIM Floating Rate Fund         3.03%     179,090       (23,568)        (4,724)        (1,017)      4,691     17,477       149,781
---------------------------------------------------------------------------------------------------------------------------------
AIM High Yield Fund            9.19%     544,591       (70,705)       (17,112)        (3,136)     15,234    106,738       453,638
---------------------------------------------------------------------------------------------------------------------------------
AIM International Total
  Return Bond Fund             2.48%     143,930       (23,069)           582            975       5,005     11,283       122,418
---------------------------------------------------------------------------------------------------------------------------------
AIM Short Term Bond Fund       2.54%     170,261       (43,598)          (564)          (657)      3,274     12,986       125,442
---------------------------------------------------------------------------------------------------------------------------------
AIM Total Return Bond Fund    23.34%   1,340,105      (181,169)        (4,389)        (2,208)     29,099    112,974     1,152,339
=================================================================================================================================
  Subtotal Fixed-Income
  Funds                                2,377,977      (342,109)       (26,207)        (6,043)     57,303                2,003,618
=================================================================================================================================

FOREIGN EQUITY FUNDS-15.15%

AIM International Core
  Equity Fund                  6.21%     380,299       (50,340)       (26,976)        22,652       7,029     21,281       306,444
---------------------------------------------------------------------------------------------------------------------------------
AIM International Growth
  Fund                         4.57%     271,017       (39,403)       (10,235)        15,370       1,771      6,957       225,826
---------------------------------------------------------------------------------------------------------------------------------
PowerShares International
  Dividend Achievers
  Portfolio-ETF                4.37%     247,404       (32,682)         1,369           (551)      2,674     10,453       215,540
=================================================================================================================================
  Subtotal Foreign Equity
  Funds                                  898,720      (122,425)       (35,842)        37,471      11,474                  747,810
=================================================================================================================================

REAL ESTATE FUNDS-2.89%

AIM Global Real Estate Fund    2.89%     190,194       (24,336)       (21,909)         1,847       8,105     10,535       142,647
=================================================================================================================================

MONEY MARKET FUNDS-2.62%

Liquid Assets Portfolio        1.31%     796,808      (732,248)            --             --         707     64,560        64,560
---------------------------------------------------------------------------------------------------------------------------------
Premier Portfolio              1.31%     796,808      (732,248)            --             --         710     64,560        64,560
=================================================================================================================================
  Subtotal Money Market
  Funds                                1,593,616    (1,464,496)            --             --       1,417                  129,120
=================================================================================================================================
TOTAL INVESTMENTS IN
  AFFILIATED ISSUERS (Cost
  $5,200,373)                 101.70%  7,475,710    (2,269,505)      (180,456)      49,702(c)    104,673                5,019,917
=================================================================================================================================
OTHER ASSETS LESS
  LIABILITIES                 (1.70)%                                                                                     (84,169)
=================================================================================================================================
NET ASSETS                    100.00%                                                                                  $4,935,748
_________________________________________________________________________________________________________________________________
=================================================================================================================================

Abbreviation:
ETF-Exchange Traded Fund

Notes to Schedule of Investments:

(a) Each underlying fund and the Fund are affiliated by either having the same investment advisor or an investment advisor under common control with the Fund's investment advisor. The Fund invests in Institutional Class shares of the mutual funds listed.
(b) Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution within one year from the report date.
(c) Includes $55,534 of capital gains distributed from affiliated underlying funds.

See accompanying Notes to Financial Statements which are an integral part of these financial statements.

AIM Independence Funds

December 31, 2007

AIM INDEPENDENCE 2030 FUND
SCHEDULE OF INVESTMENTS IN AFFILIATED ISSUERS-103.81%(a)


                                                                   CHANGE IN
                               % OF                               UNREALIZED
                               NET     PURCHASES     PROCEEDS     APPRECIATION     REALIZED      DIVIDEND   SHARES       VALUE
                              ASSETS    AT COST     FROM SALES    (DEPRECIATION)   GAIN (LOSS)   INCOME     12/31/07    12/31/07
---------------------------------------------------------------------------------------------------------------------------------

DOMESTIC EQUITY FUNDS-54.25%

AIM Diversified Dividend
  Fund                         6.74%   $ 288,283    $  (32,380)     $ (22,337)      $ 14,440     $ 2,506     18,635    $  233,868
---------------------------------------------------------------------------------------------------------------------------------
AIM Structured Growth Fund     4.38%     171,430       (23,926)         2,655          1,956       4,036     12,671       151,921
---------------------------------------------------------------------------------------------------------------------------------
AIM Structured Value Fund      4.33%     179,524       (20,387)        (9,223)           578       3,833     13,763       150,158
---------------------------------------------------------------------------------------------------------------------------------
AIM Trimark Small Companies
  Fund                         4.29%     183,731       (20,387)       (14,901)         5,468       2,192     10,041       148,806
---------------------------------------------------------------------------------------------------------------------------------
PowerShares Dynamic Large
  Cap Growth Portfolio-ETF     4.23%     161,126       (21,152)         7,080           (272)        243      7,820       146,782
---------------------------------------------------------------------------------------------------------------------------------
PowerShares Dynamic Large
  Cap Value Portfolio-ETF      4.19%     164,688       (18,600)          (206)          (623)      1,880      7,124       145,259
---------------------------------------------------------------------------------------------------------------------------------
PowerShares Dynamic Small
  Cap Growth
  Portfolio-ETF(b)             5.20%     210,342       (22,986)        (5,587)        (1,264)         --     10,291       180,505
---------------------------------------------------------------------------------------------------------------------------------
PowerShares Dynamic Small
  Cap Value Portfolio-ETF      4.85%     213,494       (22,972)       (19,647)        (2,491)      4,813     10,557       168,384
---------------------------------------------------------------------------------------------------------------------------------
PowerShares FTSE RAFI US
  1000 Portfolio-ETF           9.95%     402,981       (44,876)       (11,111)        (1,642)      3,239      5,940       345,352
---------------------------------------------------------------------------------------------------------------------------------
PowerShares FTSE RAFI US
  1500 Small-Mid
  Portfolio-ETF                6.09%     249,794       (27,369)        (9,402)        (1,708)      1,107      3,955       211,315
=================================================================================================================================
  Subtotal Domestic Equity
  Funds                                2,225,393      (255,035)       (82,679)        14,442      23,849                1,882,350
=================================================================================================================================

FIXED-INCOME FUNDS-20.44%

AIM High Yield Fund           10.25%     429,472       (59,476)       (11,648)        (2,759)     12,367     83,668       355,589
---------------------------------------------------------------------------------------------------------------------------------
AIM Total Return Bond Fund    10.19%     406,484       (51,161)        (1,189)          (542)      9,208     34,666       353,592
=================================================================================================================================
  Subtotal Fixed-Income
  Funds                                  835,956      (110,637)       (12,837)        (3,301)     21,575                  709,181
=================================================================================================================================

FOREIGN EQUITY FUNDS-20.70%

AIM International Core
  Equity Fund                  8.47%     358,818       (45,853)       (21,984)        20,915       6,546     20,418       294,023
---------------------------------------------------------------------------------------------------------------------------------
AIM International Growth
  Fund                         6.21%     257,629       (40,063)        (7,055)        14,911       1,639      6,633       215,315
---------------------------------------------------------------------------------------------------------------------------------
PowerShares International
  Dividend Achievers
  Portfolio-ETF                6.02%     236,994       (30,753)         3,599           (877)      2,559     10,134       208,963
=================================================================================================================================
  Subtotal Foreign Equity
  Funds                                  853,441      (116,669)       (25,440)        34,949      10,744                  718,301
=================================================================================================================================

REAL ESTATE FUNDS-3.86%

AIM Global Real Estate Fund    3.86%     173,850       (19,188)       (19,241)         1,570       7,546      9,905       134,118
=================================================================================================================================

MONEY MARKET FUNDS-4.56%

Liquid Assets Portfolio        2.28%     691,192      (611,943)            --             --         687     79,249        79,249
---------------------------------------------------------------------------------------------------------------------------------
Premier Portfolio              2.28%     691,192      (611,943)            --             --         687     79,249        79,249
=================================================================================================================================
  Subtotal Money Market
  Funds                                1,382,384    (1,223,886)            --             --       1,374                  158,498
=================================================================================================================================
TOTAL INVESTMENTS IN
  AFFILIATED UNDERLYING
  FUNDS (Cost $3,742,645)     103.81%  5,471,024    (1,725,415)      (140,197)        47,660(c)   65,088                3,602,448
=================================================================================================================================
OTHER ASSETS LESS
  LIABILITIES                 (3.81)%                                                                                    (132,155)
=================================================================================================================================
NET ASSETS                    100.00%                                                                                  $3,470,293
_________________________________________________________________________________________________________________________________
=================================================================================================================================

Abbreviation:
ETF-Exchange Traded Fund

Notes to Schedule of Investments:

(a) Each underlying fund and the Fund are affiliated by either having the same investment advisor or an investment advisor under common control with the Fund's investment advisor. The Fund invests in Institutional Class shares of the mutual funds listed.
(b) Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution within one year from the report date.
(c) Includes $50,624 of capital gains distributed from affiliated underlying funds.

See accompanying Notes to Financial Statements which are an integral part of these financial statements.

AIM Independence Funds

December 31, 2007

AIM INDEPENDENCE 2040 FUND
SCHEDULE OF INVESTMENTS IN AFFILIATED ISSUERS-99.62%(a)


                                                                   CHANGE IN
                               % OF                               UNREALIZED
                               NET     PURCHASES     PROCEEDS     APPRECIATION     REALIZED      DIVIDEND   SHARES       VALUE
                              ASSETS    AT COST     FROM SALES    (DEPRECIATION)   GAIN (LOSS)   INCOME     12/31/07    12/31/07
---------------------------------------------------------------------------------------------------------------------------------

DOMESTIC EQUITY FUNDS-59.67%

AIM Diversified Dividend
  Fund                         7.49%   $ 166,901    $  (11,755)      $(14,446)       $ 9,233     $ 1,612     11,228    $  140,916
---------------------------------------------------------------------------------------------------------------------------------
AIM Structured Growth Fund     4.86%      97,250        (8,729)         2,123            893       2,563      7,624        91,414
---------------------------------------------------------------------------------------------------------------------------------
AIM Structured Value Fund      4.79%     103,294        (7,367)        (5,827)           322       2,434      8,269        90,210
---------------------------------------------------------------------------------------------------------------------------------
AIM Trimark Small Companies
  Fund                         4.75%     105,633        (7,367)        (9,096)         3,428       1,391      6,030        89,359
---------------------------------------------------------------------------------------------------------------------------------
PowerShares Dynamic Large
  Cap Growth Portfolio-ETF     4.62%      90,388        (7,779)         4,321            (26)        161      4,630        86,904
---------------------------------------------------------------------------------------------------------------------------------
PowerShares Dynamic Large
  Cap Value Portfolio-ETF      4.57%      94,180        (7,757)          (228)          (232)      1,226      4,216        85,963
---------------------------------------------------------------------------------------------------------------------------------
PowerShares Dynamic Small
  Cap Growth
  Portfolio-ETF(b)             5.73%     121,362        (9,660)        (3,319)          (494)         --      6,151       107,889
---------------------------------------------------------------------------------------------------------------------------------
PowerShares Dynamic Small
  Cap Value Portfolio-ETF      5.31%     127,687       (13,458)       (12,669)        (1,649)      3,210      6,264        99,911
---------------------------------------------------------------------------------------------------------------------------------
PowerShares FTSE RAFI US
  1000 Portfolio-ETF          10.81%     230,587       (18,667)        (7,712)          (660)      2,123      3,501       203,548
---------------------------------------------------------------------------------------------------------------------------------
PowerShares FTSE RAFI US
  1500 Small-Mid
  Portfolio-ETF                6.74%     145,304       (11,546)        (6,250)          (718)        736      2,373       126,790
=================================================================================================================================
  Subtotal Domestic Equity
  Funds                                1,282,586      (104,085)       (53,103)        10,097      15,456                1,122,904
=================================================================================================================================

FIXED-INCOME FUNDS-11.58%

AIM High Yield Fund            7.29%     154,575       (11,165)        (5,679)          (441)      5,240     32,304       137,290
---------------------------------------------------------------------------------------------------------------------------------
AIM Total Return Bond Fund     4.29%      88,649        (7,676)          (264)           (43)      2,307      7,908        80,666
=================================================================================================================================
  Subtotal Fixed-Income
  Funds                                  243,224       (18,841)        (5,943)          (484)      7,547                  217,956
=================================================================================================================================

FOREIGN EQUITY FUNDS-22.94%

AIM International Core
  Equity Fund                  9.36%     218,140       (29,936)       (14,528)        13,838       4,155     12,234       176,170
---------------------------------------------------------------------------------------------------------------------------------
AIM International Growth
  Fund                         6.94%     146,557       (14,629)        (3,223)         8,391       1,053      4,023       130,601
---------------------------------------------------------------------------------------------------------------------------------
PowerShares International
  Dividend Achievers
  Portfolio-ETF                6.64%     134,315       (11,551)         2,554           (340)      1,716      6,061       124,978
=================================================================================================================================
  Subtotal Foreign Equity
  Funds                                  499,012       (56,116)       (15,197)        21,889       6,924                  431,749
=================================================================================================================================

REAL ESTATE FUNDS-4.43%

AIM Global Real Estate Fund    4.43%     103,933        (7,202)       (12,855)         1,441       4,985      6,161        83,422
=================================================================================================================================

MONEY MARKET FUNDS-1.00%

Liquid Assets Portfolio        0.50%     430,795      (421,332)            --             --         425      9,463         9,463
---------------------------------------------------------------------------------------------------------------------------------
Premier Portfolio              0.50%     430,795      (421,332)            --             --         425      9,463         9,463
=================================================================================================================================
  Subtotal Money Market
  Funds                                  861,590      (842,664)            --             --         850                   18,926
=================================================================================================================================
TOTAL INVESTMENTS IN
  AFFILIATED ISSUERS (Cost
  $1,962,055)                 99.62%   2,990,345    (1,028,908)       (87,098)        32,943(c)   35,762                1,874,957
=================================================================================================================================
OTHER ASSETS LESS
  LIABILITIES                  0.38%                                                                                        7,095
=================================================================================================================================
NET ASSETS                    100.00%                                                                                  $1,882,052
_________________________________________________________________________________________________________________________________
=================================================================================================================================

Abbreviation:
ETF-Exchange Traded Fund

Notes to Schedule of Investments:

(a) Each underlying fund and the Fund are affiliated by either having the same investment advisor or an investment advisor under common control with the Fund's investment advisor. The Fund invests in Institutional Class shares of the mutual funds listed.
(b) Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution within one year from the report date.
(c) Includes $32,325 of capital gains distributed from affiliated underlying funds.

See accompanying Notes to Financial Statements which are an integral part of these financial statements.

AIM Independence Funds

December 31, 2007

AIM INDEPENDENCE 2050 FUND
SCHEDULE OF INVESTMENTS IN AFFILIATED ISSUERS-101.44%(a)


                                                                   CHANGE IN
                               % OF                               UNREALIZED
                               NET     PURCHASES     PROCEEDS     APPRECIATION     REALIZED      DIVIDEND   SHARES       VALUE
                              ASSETS    AT COST     FROM SALES    (DEPRECIATION)   GAIN (LOSS)   INCOME     12/31/07    12/31/07
---------------------------------------------------------------------------------------------------------------------------------

DOMESTIC EQUITY FUNDS-65.22%

AIM Diversified Dividend
  Fund                         8.13%   $ 163,010    $  (11,926)      $(12,119)       $ 9,015     $ 1,650     11,101    $  139,321
---------------------------------------------------------------------------------------------------------------------------------
AIM Structured Growth Fund     5.26%      94,422        (9,406)         4,280            937       2,456      7,516        90,115
---------------------------------------------------------------------------------------------------------------------------------
AIM Structured Value Fund      5.19%     100,341        (7,454)        (4,052)           348       2,332      8,156        88,980
---------------------------------------------------------------------------------------------------------------------------------
AIM Trimark Small Companies
  Fund                         5.14%     103,481        (7,454)        (8,233)         3,393       1,332      5,944        88,085
---------------------------------------------------------------------------------------------------------------------------------
PowerShares Dynamic Large
  Cap Growth Portfolio-ETF     5.06%      89,017        (8,298)         5,935             45         155      4,619        86,699
---------------------------------------------------------------------------------------------------------------------------------
PowerShares Dynamic Large
  Cap Value Portfolio-ETF      5.01%      91,927        (7,325)         1,275           (158)      1,245      4,204        85,719
---------------------------------------------------------------------------------------------------------------------------------
PowerShares Dynamic Small
  Cap Growth
  Portfolio-ETF(b)             6.31%     119,917        (9,173)        (2,403)          (365)         --      6,156       107,976
---------------------------------------------------------------------------------------------------------------------------------
PowerShares Dynamic Small
  Cap Value Portfolio-ETF      5.85%     123,357       (10,862)       (11,242)        (1,119)      3,122      6,278       100,134
---------------------------------------------------------------------------------------------------------------------------------
PowerShares FTSE RAFI US
  1000 Portfolio-ETF          11.84%     224,478       (17,671)        (3,591)          (482)      2,094      3,487       202,734
---------------------------------------------------------------------------------------------------------------------------------
PowerShares FTSE RAFI US
  1500 Small-Mid
  Portfolio-ETF                7.43%     142,955       (11,076)        (4,186)          (530)        715      2,380       127,163
=================================================================================================================================
  Subtotal Domestic Equity
  Funds                                1,252,905      (100,645)       (34,336)        11,084      15,101                1,116,926
=================================================================================================================================

FIXED-INCOME FUNDS-5.21%

AIM High Yield Fund            5.21%      99,778        (7,453)        (2,737)          (300)      3,431     21,009        89,288
=================================================================================================================================

FOREIGN EQUITY FUNDS-25.07%

AIM International Core
  Equity Fund                 10.15%     210,923       (30,318)        (9,628)        13,699       3,977     12,071       173,816
---------------------------------------------------------------------------------------------------------------------------------
AIM International Growth
  Fund                         7.58%     140,732       (13,871)           952          8,250       1,016      3,999       129,801
---------------------------------------------------------------------------------------------------------------------------------
PowerShares International
  Dividend Achievers
  Portfolio-ETF                7.34%     133,344       (13,166)         5,788           (287)      1,769      6,095       125,679
=================================================================================================================================
  Subtotal International
  Equity Funds                           484,999       (57,355)        (2,888)        21,662       6,762                  429,296
=================================================================================================================================

REAL ESTATE FUNDS-4.92%

AIM Global Real Estate Fund    4.92%     102,659        (7,454)       (10,630)         1,557       5,010      6,224        84,276
=================================================================================================================================

MONEY MARKET FUNDS-1.02%

Liquid Assets Portfolio        0.51%     443,022      (434,334)            --             --         396      8,688         8,688
---------------------------------------------------------------------------------------------------------------------------------
Premier Portfolio              0.51%     443,022      (434,334)            --             --         396      8,688         8,688
=================================================================================================================================
  Subtotal Money Market
  Funds                                  886,044      (868,668)            --             --         792                   17,376
=================================================================================================================================
TOTAL INVESTMENTS IN
  AFFILIATED ISSUERS (Cost
  $1,787,753)                 101.44%  2,826,385    (1,041,575)       (50,591)        34,003(c)   31,096                1,737,162
=================================================================================================================================
OTHER ASSETS LESS
  LIABILITIES                 (1.44)%                                                                                     (24,696)
=================================================================================================================================
NET ASSETS                    100.00%                                                                                  $1,712,466
_________________________________________________________________________________________________________________________________
=================================================================================================================================

Abbreviation:
ETF-Exchange Traded Fund

Notes to Schedule of Investments:

(a) Each underlying fund and the Fund are affiliated by either having the same investment advisor or an investment advisor under common control with the Fund's investment advisor. The Fund invests in Institutional Class shares of the mutual funds listed.
(b) Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution within one year from the report date.
(c) Includes $31,060 of capital gains distributed from affiliated underlying funds.

See accompanying Notes to Financial Statements which are an integral part of these financial statements.

AIM Independence Funds

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

                                              AIM            AIM            AIM            AIM            AIM            AIM
                                          INDEPENDENCE   INDEPENDENCE   INDEPENDENCE   INDEPENDENCE   INDEPENDENCE   INDEPENDENCE
                                            NOW FUND      2010 FUND      2020 FUND      2030 FUND      2040 FUND      2050 FUND
---------------------------------------------------------------------------------------------------------------------------------
ASSETS:

Investments in affiliated underlying
  funds, at value                          $1,312,482     $2,599,214     $5,019,917     $3,602,448     $1,874,957     $1,737,162
---------------------------------------------------------------------------------------------------------------------------------
Receivables for:
  Fund shares sold                                142          3,981         13,445         27,288         37,291          6,148
---------------------------------------------------------------------------------------------------------------------------------
  Dividends from affiliated underlying
    funds                                       4,034             52            222            261            120            111
---------------------------------------------------------------------------------------------------------------------------------
  Fund expenses absorbed                       17,631         24,644         17,846         18,937         19,380         25,999
---------------------------------------------------------------------------------------------------------------------------------
Investment for trustee deferred
  compensation and retirement plans             3,168          3,244          3,171          3,170          3,168          3,168
---------------------------------------------------------------------------------------------------------------------------------
Other assets                                   34,183         33,208         33,443         33,304         33,117         33,118
=================================================================================================================================
    Total assets                            1,371,640      2,664,343      5,088,044      3,685,408      1,968,033      1,805,706
_________________________________________________________________________________________________________________________________
=================================================================================================================================

LIABILITIES:

Payables for:
  Investments purchased from affiliated
    underlying funds                           19,168         11,174         90,587        154,163         27,134          8,162
---------------------------------------------------------------------------------------------------------------------------------
  Fund shares reacquired                           --          1,030             --             88             --         20,316
---------------------------------------------------------------------------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                            3,168          3,244          3,171          3,170          3,168          3,168
---------------------------------------------------------------------------------------------------------------------------------
Accrued distribution fees                       1,396          2,818          5,100          3,940          2,218          1,565
---------------------------------------------------------------------------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                        388            543            655            281            256            543
---------------------------------------------------------------------------------------------------------------------------------
Accrued transfer agent fees                       225            353            905            963            677            557
---------------------------------------------------------------------------------------------------------------------------------
Accrued operating expenses                     51,490         57,716         51,878         52,510         52,528         58,929
=================================================================================================================================
    Total liabilities                          75,835         76,878        152,296        215,115         85,981         93,240
=================================================================================================================================
Net assets applicable to shares
  outstanding                              $1,295,805     $2,587,465     $4,935,748     $3,470,293     $1,882,052     $1,712,466
_________________________________________________________________________________________________________________________________
=================================================================================================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest              $1,292,304     $2,606,004     $5,062,881     $3,562,047     $1,929,068     $1,723,142
---------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income            17,296         16,465         23,718         15,889         22,240         21,079
---------------------------------------------------------------------------------------------------------------------------------
Undistributed net realized gain                 3,673         12,750         29,605         32,554         17,842         18,836
---------------------------------------------------------------------------------------------------------------------------------
Unrealized appreciation (depreciation)        (17,468)       (47,754)      (180,456)      (140,197)       (87,098)       (50,591)
=================================================================================================================================
                                           $1,295,805     $2,587,465     $4,935,748     $3,470,293     $1,882,052     $1,712,466
_________________________________________________________________________________________________________________________________
=================================================================================================================================

See accompanying Notes to Financial Statements which are an integral part of these financial statements.

AIM Independence Funds

December 31, 2007

                                              AIM            AIM            AIM            AIM            AIM            AIM
                                          INDEPENDENCE   INDEPENDENCE   INDEPENDENCE   INDEPENDENCE   INDEPENDENCE   INDEPENDENCE
                                            NOW FUND      2010 FUND      2020 FUND      2030 FUND      2040 FUND      2050 FUND
---------------------------------------------------------------------------------------------------------------------------------

NET ASSETS:

Class A                                    $  807,469     $1,645,422     $2,711,407     $1,576,569     $  900,770     $1,177,239
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Class B                                    $  309,216     $  340,027     $  939,993     $  756,390     $  500,437     $  183,800
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Class C                                    $   74,634     $  431,398     $  593,340     $  728,977     $  276,530     $  149,820
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Class R                                    $   52,513     $  118,560     $  678,928     $  396,001     $  153,190     $  150,613
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Institutional Class                        $   51,973     $   52,058     $   12,080     $   12,356     $   51,125     $   50,994
_________________________________________________________________________________________________________________________________
=================================================================================================================================

SHARES OUTSTANDING, $0.01 par value per
  share, unlimited number of shares
  authorized:

Class A                                        82,566        164,270        272,222        159,361         91,666        120,366
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Class B                                        31,582         34,026         94,766         76,663         51,077         18,842
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Class C                                         7,625         43,155         59,821         73,870         28,224         15,348
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Class R                                         5,368         11,843         68,244         40,085         15,602         15,416
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Institutional Class                             5,315          5,189          1,209          1,248          5,196          5,210
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Class A:
  Net asset value per share                $     9.78     $    10.02     $     9.96     $     9.89     $     9.83     $     9.78
---------------------------------------------------------------------------------------------------------------------------------
  Maximum offering price per share
  (Net asset value of divided by 94.50%)   $    10.35     $    10.60     $    10.54     $    10.47     $    10.40     $    10.35
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Class B:
  Net asset value and offering price per
    share                                  $     9.79     $     9.99     $     9.92     $     9.87     $     9.80     $     9.75
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Class C:
  Net asset value and offering price per
    share                                  $     9.79     $    10.00     $     9.92     $     9.87     $     9.80     $     9.76
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Class R:
  Net asset value and offering price per
    share                                  $     9.78     $    10.01     $     9.95     $     9.88     $     9.82     $     9.77
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Institutional Class:
  Net asset value and offering price per
    share                                  $     9.78     $    10.03     $     9.99     $     9.90     $     9.84     $     9.79
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Cost of Investments in affiliated
  underlying funds                         $1,329,950     $2,646,968     $5,200,373     $3,742,645     $1,962,055     $1,787,753
_________________________________________________________________________________________________________________________________
=================================================================================================================================

See accompanying Notes to Financial Statements which are an integral part of these financial statements.

AIM Independence Funds

STATEMENT OF OPERATIONS

For the period January 31, 2007 (commencement date) through December 31, 2007

                                              AIM            AIM            AIM            AIM            AIM            AIM
                                          INDEPENDENCE   INDEPENDENCE   INDEPENDENCE   INDEPENDENCE   INDEPENDENCE   INDEPENDENCE
                                            NOW FUND      2010 FUND      2020 FUND      2030 FUND      2040 FUND      2050 FUND
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:

Dividends from affiliated underlying
  funds                                    $  35,275      $  64,831      $ 104,673      $  65,088      $  35,762      $  31,096
---------------------------------------------------------------------------------------------------------------------------------
Other Income                                     169            232            169            169            167            169
=================================================================================================================================
    Total investment income                   35,444         65,063        104,842         65,257         35,929         31,265
=================================================================================================================================

EXPENSES:

Administrative services fees                  45,890         45,890         45,890         45,890         45,890         45,890
---------------------------------------------------------------------------------------------------------------------------------
Custodian fees                                 6,511          8,826         10,203         10,187          9,852          9,291
---------------------------------------------------------------------------------------------------------------------------------
Distribution fees:
  Class A                                      1,051          1,927          3,398          2,070          1,169          1,470
---------------------------------------------------------------------------------------------------------------------------------
  Class B                                      1,639          1,853          4,957          4,171          2,795          1,029
---------------------------------------------------------------------------------------------------------------------------------
  Class C                                        508          2,601          1,680          2,059            856            924
---------------------------------------------------------------------------------------------------------------------------------
  Class R                                        236            296            555            524            319            253
---------------------------------------------------------------------------------------------------------------------------------
Transfer agent fees -- A, B, C and R           1,312          2,327          4,590          4,459          3,224          2,547
---------------------------------------------------------------------------------------------------------------------------------
Transfer agent fees -- Institutional              25             15             33             25             18             19
---------------------------------------------------------------------------------------------------------------------------------
Trustees' and officer's fees and
  benefits                                    15,532         15,693         15,814         15,433         15,402         15,688
---------------------------------------------------------------------------------------------------------------------------------
Registration and filing fees                  71,372         65,771         65,922         65,927         65,760         65,760
---------------------------------------------------------------------------------------------------------------------------------
Professional services fees                    53,135         59,288         53,379         53,491         53,486         59,465
---------------------------------------------------------------------------------------------------------------------------------
Other                                         15,871         16,012         16,676         16,125         15,609         16,168
=================================================================================================================================
    Total expenses                           213,082        220,499        223,097        220,361        214,380        218,504
=================================================================================================================================
Less: Expenses reimbursed and expense
  offset arrangement(s)                     (208,474)      (211,574)      (207,299)      (207,720)      (206,599)      (212,362)
=================================================================================================================================
    Net expenses                               4,608          8,925         15,798         12,641          7,781          6,142
=================================================================================================================================
Net investment income                         30,836         56,138         89,044         52,616         28,148         25,123
=================================================================================================================================

REALIZED AND UNREALIZED GAIN (LOSS)
  FROM:

Net realized gain (loss) on sales of
  affiliated underlying fund shares              828         (1,017)        (5,832)        (2,964)           618          2,943
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain from distributions of
  affiliated underlying fund shares            7,756         19,317         55,534         50,624         32,325         31,060
=================================================================================================================================
Net realized gain from affiliated
  underlying fund shares                       8,584         18,300         49,702         47,660         32,943         34,003
=================================================================================================================================
Change in net unrealized appreciation
  (depreciation) of affiliated
  underlying fund shares                     (17,468)       (47,754)      (180,456)      (140,197)       (87,098)       (50,591)
=================================================================================================================================
Net increase (decrease) in net assets
  resulting from operations                $  21,952      $  26,684      $ (41,710)     $ (39,921)     $ (26,007)     $   8,535
_________________________________________________________________________________________________________________________________
=================================================================================================================================

See accompanying Notes to Financial Statements which are an integral part of these financial statements.

AIM Independence Funds

STATEMENT OF CHANGES IN NET ASSETS

For the period January 31, 2007 (commencement date) through December 31, 2007

                                             AIM            AIM            AIM            AIM            AIM            AIM
                                         INDEPENDENCE   INDEPENDENCE   INDEPENDENCE   INDEPENDENCE   INDEPENDENCE   INDEPENDENCE
                                           NOW FUND      2010 FUND      2020 FUND      2030 FUND      2040 FUND      2050 FUND
                                         ------------   ------------   ------------   ------------   ------------   ------------
                                         DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                             2007           2007           2007           2007           2007           2007
--------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                   $   30,836     $   56,138     $   89,044     $   52,616     $   28,148     $   25,123
--------------------------------------------------------------------------------------------------------------------------------
  Net realized gain                            8,584         18,300         49,702         47,660         32,943         34,003
--------------------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation
    (depreciation)                           (17,468)       (47,754)      (180,456)      (140,197)       (87,098)       (50,591)
================================================================================================================================
    Net increase (decrease) in net
      assets resulting from operations        21,952         26,684        (41,710)       (39,921)       (26,007)         8,535
================================================================================================================================
Distributions to shareholders from net
  investment income:
  Class A                                    (33,781)       (52,594)       (61,402)       (42,432)       (23,717)       (33,184)
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                    (11,689)        (9,793)       (20,030)       (16,422)       (11,405)        (4,512)
--------------------------------------------------------------------------------------------------------------------------------
  Class C                                     (2,632)       (12,420)       (10,670)       (10,435)        (5,758)        (3,528)
--------------------------------------------------------------------------------------------------------------------------------
  Class R                                     (2,633)        (3,660)       (13,844)        (7,604)        (3,843)        (1,407)
--------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                         (3,130)        (1,762)          (307)          (347)        (1,458)        (1,526)
================================================================================================================================
    Total distributions from net
      investment income                      (53,865)       (80,229)      (106,253)       (77,240)       (46,181)       (44,157)
================================================================================================================================
Distributions to shareholders from net
  realized gains:
  Class A                                     (3,061)        (3,496)       (11,117)        (7,830)        (7,337)       (11,035)
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                     (1,184)          (744)        (4,130)        (3,515)        (4,047)        (1,769)
--------------------------------------------------------------------------------------------------------------------------------
  Class C                                       (241)          (943)        (2,200)        (2,234)        (2,044)        (1,383)
--------------------------------------------------------------------------------------------------------------------------------
  Class R                                       (213)          (254)        (2,597)        (1,466)        (1,241)          (494)
--------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                           (212)          (113)           (53)           (61)          (432)          (486)
================================================================================================================================
    Total distributions from net
      realized gains                          (4,911)        (5,550)       (20,097)       (15,106)       (15,101)       (15,167)
================================================================================================================================
    Decrease in net assets resulting
      from distributions                     (58,776)       (85,779)      (126,350)       (92,346)       (61,282)       (59,324)
================================================================================================================================
Share transactions-net:
  Class A                                    831,360      1,685,472      2,804,919      1,648,097        946,845      1,212,088
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                    319,205        349,541        971,424        782,082        525,655        193,543
--------------------------------------------------------------------------------------------------------------------------------
  Class C                                     76,014        438,505        615,357        752,285        286,342        154,721
--------------------------------------------------------------------------------------------------------------------------------
  Class R                                     53,633        121,157        701,808        409,679        158,599        150,881
--------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                         52,417         51,885         10,300         10,417         51,900         52,022
================================================================================================================================
    Net increase in net assets
      resulting from share transactions    1,332,629      2,646,560      5,103,808      3,602,560      1,969,341      1,763,255
================================================================================================================================
    Net increase in net assets             1,295,805      2,587,465      4,935,748      3,470,293      1,882,052      1,712,466
================================================================================================================================

NET ASSETS:

  Beginning of year                               --             --             --             --             --             --
================================================================================================================================
  End of year*                            $1,295,805     $2,587,465     $4,935,748     $3,470,293     $1,882,052     $1,712,466
================================================================================================================================
  * Includes accumulated undistributed
    net investment income                 $   17,296     $   16,465     $   23,718     $   15,889     $   22,240     $   21,079
________________________________________________________________________________________________________________________________
================================================================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Independence Funds

NOTES TO FINANCIAL STATEMENTS

December 31, 2007

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Growth Series (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seventeen separate series portfolios (each constituting a "Fund"), each authorized to issue an unlimited number of shares of beneficial interest. The Funds covered in this report are AIM Independence Now Fund, AIM Independence 2010 Fund, AIM Independence 2020 Fund, AIM Independence 2030 Fund, AIM Independence 2040 Fund and AIM Independence 2050 Fund (collectively, the "Funds"). Each Fund currently offers multiple classes of shares. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. The assets, liabilities and operations of each Fund are accounted for separately. Information presented in these financial statements pertains only to the Funds.

    The investment objectives of the Funds are: to provide current income and, as a secondary objective, capital appreciation for AIM Independence Now Fund; and to provide capital appreciation and current income, consistent with their current asset allocation strategies for AIM Independence 2010 Fund, AIM Independence 2020 Fund, AIM Independence 2030 Fund, AIM Independence 2040 Fund and AIM Independence 2050 Fund.

    Each Fund is a "fund of funds", in that it invests in other mutual funds and exchange-traded funds ("underlying funds") advised by A I M Advisors, Inc. ("AIM") and PowerShares Capital Management LLC ("PowerShares Capital"), respectively. AIM and PowerShares Capital are affiliates of each other as they are indirect wholly owned subsidiaries of Invesco Ltd. ("Invesco"). AIM may change each Fund's asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund's accounting policies are outlined in the underlying fund's financial statements and are available upon request.

    The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.

A. SECURITY VALUATIONS -- Investments in underlying funds not traded on an exchange are valued at the end of the day net asset value per share. Investments in underlying funds which are traded on an exchange are valued in accordance with valuation policy of the underlying funds detailed below.

       Securities in the underlying funds, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

       Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

       Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE.

AIM Independence Funds

     Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

       Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

       Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from ordinary income from underlying funds, if any, are recorded as dividend income on ex-dividend date. Distributions from net realized capital gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date. Interest income is recorded on the accrual basis from settlement date.

       Each Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- AIM Independence Now Fund generally declares and pays dividends, if any, quarterly. AIM Independence 2010 Fund, AIM Independence 2020 Fund, AIM Independence 2030 Fund, AIM Independence 2040 Fund and AIM Independence 2050 Fund generally declare and pay dividends, if any, annually. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Funds may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Funds' taxable earnings to shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

       Each Fund files tax returns in the U.S. federal jurisdiction and certain other jurisdictions. Generally each Fund is subject to examinations by such taxing authorities for up to three years after the tax period.

E. EXPENSES -- Expenses included in the accompanying financial statements reflect the expenses of the Funds and do not include any expenses of the underlying funds. The effects of the underlying funds expenses are included in the realized and unrealized gain/loss on the investments in the underlying funds.

       Fees provided for under the Rule 12b-1 plan of a particular class of each fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses of each respective fund are allocated among the classes of such fund based on relative net assets.

F. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

G. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. Each Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against such Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

AIM Independence Funds

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with AIM. Under the terms of the investment advisory agreement, the Funds do not pay an advisory fee. However, each Fund pays advisory fees to AIM indirectly as a shareholder of the underlying funds.

    Through at least June 30, 2008, AIM has contractually agreed to reimburse expenses to the extent necessary to limit total annual operating expenses as a percentage of average daily net assets (excluding certain items discussed below which includes 12b-1 plan payments) of Class A, Class B, Class C, Class R, and Institutional Class shares for each Fund as follows:

AIM Independence Now Fund                                     0.16%
-------------------------------------------------------------------
AIM Independence 2010 Fund                                    0.17%
-------------------------------------------------------------------
AIM Independence 2020 Fund                                    0.24%
-------------------------------------------------------------------
AIM Independence 2030 Fund                                    0.24%
-------------------------------------------------------------------
AIM Independence 2040 Fund                                    0.28%
-------------------------------------------------------------------
AIM Independence 2050 Fund                                    0.28%
 __________________________________________________________________
===================================================================


    In determining the advisor's obligation to reimburse expenses, the following expenses are not taken into account, and will cause other expenses to exceed the numbers reflected above: (i) 12b-1 plan payments (ii) interest; (iii) taxes;
(iv) dividend expense on short sales; (v) extraordinary items; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Funds have incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement with Invesco described more fully below, the expense offset arrangements from which the Funds may benefit are in the form of credits that the Funds receive from banks where the Funds or its transfer agent have deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Funds.

    For the period January 31, 2007 (commencement date) to December 31, 2007, AIM reimbursed the following expenses:

                                                             FUND                                                  INSTITUTIONAL
                                                            LEVEL      CLASS A    CLASS B    CLASS C    CLASS R        CLASS
--------------------------------------------------------------------------------------------------------------------------------
AIM Independence Now Fund                                  $207,137    $  808     $  315      $ 98       $ 91           $25
--------------------------------------------------------------------------------------------------------------------------------
AIM Independence 2010 Fund                                  209,232     1,406        338       475        108            15
--------------------------------------------------------------------------------------------------------------------------------
AIM Independence 2020 Fund                                  202,676     2,832      1,033       350        231            31
--------------------------------------------------------------------------------------------------------------------------------
AIM Independence 2030 Fund                                  203,237     2,286      1,151       569        289            22
--------------------------------------------------------------------------------------------------------------------------------
AIM Independence 2040 Fund                                  203,357     1,623        970       297        221            18
--------------------------------------------------------------------------------------------------------------------------------
AIM Independence 2050 Fund                                  209,796     1,730        303       272        149            18
________________________________________________________________________________________________________________________________
================================================================================================================================


    The Trust has entered into a master administrative services agreement with AIM pursuant to which each Fund has agreed to pay AIM for certain administrative costs incurred in providing accounting services to such Fund. For the period January 31, 2007 (commencement date) to December 31, 2007, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

    The Trust has entered into a transfer agency and service agreement with AIM Investment Services, Inc. ("AIS") pursuant to which each Fund has agreed to pay AIS a fee for providing transfer agency and shareholder services to such Fund. For the period January 31, 2007 (commencement date) to December 31, 2007, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of each Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). Each Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority ("FINRA"), formerly known as National Association of Securities Dealers, impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of each Fund. For the period January 31, 2007 (commencement date) to December 31, 2007, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") are not recorded as expenses of the Funds. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Funds. CDSC are deducted from redemption

AIM Independence Funds

proceeds prior to remittance to the shareholder. During the period January 31, 2007 (commencement date) to December 31, 2007, ADI advised the Funds that ADI retained the following in front-end sales commissions from the sale of Class A shares:

AIM Independence Now Fund                                     $1,122
--------------------------------------------------------------------
AIM Independence 2010 Fund                                     3,000
--------------------------------------------------------------------
AIM Independence 2020 Fund                                     5,940
--------------------------------------------------------------------
AIM Independence 2030 Fund                                     7,318
--------------------------------------------------------------------
AIM Independence 2040 Fund                                     2,549
--------------------------------------------------------------------
AIM Independence 2050 Fund                                     3,877
____________________________________________________________________
====================================================================


    ADI advised the Funds that ADI retained the following in CDSC imposed on redemptions by shareholders:

                                                              CLASS A    CLASS B    CLASS C    CLASS R
------------------------------------------------------------------------------------------------------
AIM Independence Now Fund                                      $ 77       $ 54       $ --      $   --
------------------------------------------------------------------------------------------------------
AIM Independence 2010 Fund                                      238         --         --          --
------------------------------------------------------------------------------------------------------
AIM Independence 2020 Fund                                      416         --        408          --
------------------------------------------------------------------------------------------------------
AIM Independence 2030 Fund                                      130        738         26          --
------------------------------------------------------------------------------------------------------
AIM Independence 2040 Fund                                       --         36         --          --
------------------------------------------------------------------------------------------------------
AIM Independence 2050 Fund                                       --         57         67          --
______________________________________________________________________________________________________
======================================================================================================


    The underlying AIM Funds Institutional Class pay no distribution fees and the Funds pay no sales loads or other similar compensation to ADI for acquiring underlying fund shares.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

NOTE 3--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the period January 31, 2007 (commencement date) to December 31, 2007, the Funds received credits from this arrangement, which resulted in the reduction of the Funds' total expenses of:

                                                              TRANSFER AGENT
                                                                 CREDITS
----------------------------------------------------------------------------
AIM Independence Now Fund                                          $ --
----------------------------------------------------------------------------
AIM Independence 2010 Fund                                           --
----------------------------------------------------------------------------
AIM Independence 2020 Fund                                          146
----------------------------------------------------------------------------
AIM Independence 2030 Fund                                          166
----------------------------------------------------------------------------
AIM Independence 2040 Fund                                          113
----------------------------------------------------------------------------
AIM Independence 2050 Fund                                           94
____________________________________________________________________________
============================================================================

NOTE 4--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by each Fund to pay remuneration to certain Trustees and Officers of such Fund. Trustees have the option to defer compensation payable by the Funds, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by each Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by each Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Funds.

    During the period January 31, 2007 (commencement date) to December 31, 2007, the Funds paid legal fees for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees as shown below. A member of that firm is a Trustee of the Trust.

                                                              LEGAL FEES
------------------------------------------------------------------------
AIM Independence Now Fund                                       $2,551
------------------------------------------------------------------------
AIM Independence 2010 Fund                                       2,552
------------------------------------------------------------------------
AIM Independence 2020 Fund                                       2,553
------------------------------------------------------------------------
AIM Independence 2030 Fund                                       2,552
------------------------------------------------------------------------
AIM Independence 2040 Fund                                       2,551
------------------------------------------------------------------------
AIM Independence 2050 Fund                                       2,551
________________________________________________________________________
========================================================================

AIM Independence Funds

NOTE 5--BORROWINGS

The Funds are a party to an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Funds may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Funds and other funds advised by AIM, which are parties to the credit facility, can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the period January 31, 2007 (commencement date) to December 31, 2007, the Funds did not borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Funds are permitted to temporarily carry a negative or overdrawn balance in their account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the contractually agreed upon rate.

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the period January 31, 2007 (commencement date) to December 31, 2007 was as follows:

                                                                                2007
                                                              -----------------------------------------
                                                              ORDINARY     LONG-TERM          TOTAL
                                                               INCOME     CAPITAL GAIN    DISTRIBUTIONS
-------------------------------------------------------------------------------------------------------
AIM Independence Now Fund                                     $55,758       $ 3,018         $ 58,776
-------------------------------------------------------------------------------------------------------
AIM Independence 2010 Fund                                     81,752         4,027           85,779
-------------------------------------------------------------------------------------------------------
AIM Independence 2020 Fund                                    115,303        11,047          126,350
-------------------------------------------------------------------------------------------------------
AIM Independence 2030 Fund                                     82,295        10,051           92,346
-------------------------------------------------------------------------------------------------------
AIM Independence 2040 Fund                                     50,236        11,046           61,282
-------------------------------------------------------------------------------------------------------
AIM Independence 2050 Fund                                     49,307        10,017           59,324
_______________________________________________________________________________________________________
=======================================================================================================


TAX COMPONENTS OF NET ASSETS:

    As of December 31, 2007, the components of net assets on a tax basis were as follows:

                                                                            NET
                                                                         UNREALIZED
                                    UNDISTRIBUTED    UNDISTRIBUTED      APPRECIATION       TEMPORARY     SHARES OF
                                      ORDINARY         LONG-TERM      (DEPRECIATION) -     BOOK/TAX      BENEFICIAL    TOTAL NET
                                       INCOME            GAIN           INVESTMENTS       DIFFERENCES     INTEREST       ASSETS
---------------------------------------------------------------------------------------------------------------------------------
AIM Independence Now Fund              $20,424          $ 4,738          $ (18,985)         $(2,676)     $1,292,304    $1,295,805
---------------------------------------------------------------------------------------------------------------------------------
AIM Independence 2010 Fund              20,571           15,290            (51,658)          (2,742)     2,606,004      2,587,465
---------------------------------------------------------------------------------------------------------------------------------
AIM Independence 2020 Fund              30,649           44,488           (199,590)          (2,680)     5,062,881      4,935,748
---------------------------------------------------------------------------------------------------------------------------------
AIM Independence 2030 Fund              26,073           40,573           (155,722)          (2,678)     3,562,047      3,470,293
---------------------------------------------------------------------------------------------------------------------------------
AIM Independence 2040 Fund              27,034           21,279            (92,652)          (2,677)     1,929,068      1,882,052
---------------------------------------------------------------------------------------------------------------------------------
AIM Independence 2050 Fund              25,540           21,042            (54,581)          (2,677)     1,723,142      1,712,466
_________________________________________________________________________________________________________________________________
=================================================================================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Funds net unrealized appreciation (depreciation) differences are attributable primarily to losses on wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Funds temporary book/tax differences are the result of the trustee deferral of compensation.

    The Funds do not have a capital loss carryforward as of December 31, 2007.

AIM Independence Funds

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by each Fund during the period January 31, 2007 (commencement date) to December 31, 2007 were as follows:

                                                                      PURCHASES                      SALES
--------------------------------------------------------------------------------------------------------------------
AIM Independence Now Fund                                            $1,439,012                    $173,421
--------------------------------------------------------------------------------------------------------------------
AIM Independence 2010 Fund                                            2,833,018                     199,839
--------------------------------------------------------------------------------------------------------------------
AIM Independence 2020 Fund                                            5,882,094                     805,009
--------------------------------------------------------------------------------------------------------------------
AIM Independence 2030 Fund                                            4,088,640                     501,529
--------------------------------------------------------------------------------------------------------------------
AIM Independence 2040 Fund                                            2,128,755                     186,244
--------------------------------------------------------------------------------------------------------------------
AIM Independence 2050 Fund                                            1,940,341                     172,907
____________________________________________________________________________________________________________________
====================================================================================================================


    At December 31, 2007, the aggregate cost and the net unrealized appreciation (depreciation) of investments for tax purposes are as follows:

                                                                                                               NET UNREALIZED
                                                              FEDERAL TAX     UNREALIZED       UNREALIZED       APPRECIATION
                                                                 COST        APPRECIATION    (DEPRECIATION)    (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------------------
AIM Independence Now Fund                                     $1,331,467       $ 7,492         $ (26,477)        $ (18,985)
-----------------------------------------------------------------------------------------------------------------------------
AIM Independence 2010 Fund                                     2,650,872        11,424           (63,082)          (51,658)
-----------------------------------------------------------------------------------------------------------------------------
AIM Independence 2020 Fund                                     5,219,507         9,557          (209,147)         (199,590)
-----------------------------------------------------------------------------------------------------------------------------
AIM Independence 2030 Fund                                     3,758,170        12,115          (167,837)         (155,722)
-----------------------------------------------------------------------------------------------------------------------------
AIM Independence 2040 Fund                                     1,967,609         8,590          (101,242)          (92,652)
-----------------------------------------------------------------------------------------------------------------------------
AIM Independence 2050 Fund                                     1,791,743        17,570           (72,151)          (54,581)
_____________________________________________________________________________________________________________________________
=============================================================================================================================

NOTE 8--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of costs incurred during the startup period of the Funds and excise tax expenses, on December 31, 2007, the following reclassifications were made:

                                                              UNDISTRIBUTED
                                                              NET INVESTMENT         SHARES OF
                                                                  INCOME        BENEFICIAL INTEREST
---------------------------------------------------------------------------------------------------
AIM Independence Now Fund                                        $40,325             $(40,325)
---------------------------------------------------------------------------------------------------
AIM Independence 2010 Fund                                        40,556              (40,556)
---------------------------------------------------------------------------------------------------
AIM Independence 2020 Fund                                        40,927              (40,927)
---------------------------------------------------------------------------------------------------
AIM Independence 2030 Fund                                        40,513              (40,513)
---------------------------------------------------------------------------------------------------
AIM Independence 2040 Fund                                        40,273              (40,273)
---------------------------------------------------------------------------------------------------
AIM Independence 2050 Fund                                        40,113              (40,113)
___________________________________________________________________________________________________
===================================================================================================


    These reclassifications had no effect on the net assets of the Funds.

AIM Independence Funds


NOTE 9--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A, Class B, Class C, Class R and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to a CDSC. Class B shares and Class C shares are sold with a CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class R shares are subject to a CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.

                                                  CHANGES IN SHARES OUTSTANDING
---------------------------------------------------------------------------------------------------------------------------------
                                                            AIM INDEPENDENCE         AIM INDEPENDENCE         AIM INDEPENDENCE
                                                                NOW FUND                 2010 FUND                2020 FUND
                                                          ---------------------    ---------------------    ---------------------
                                                               JANUARY 31, 2007 (COMMENCEMENT DATE) TO DECEMBER 31, 2007(a)
                                                          -----------------------------------------------------------------------
                                                          SHARES       AMOUNT      SHARES       AMOUNT      SHARES       AMOUNT
---------------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                 85,453     $  862,785    171,813    $1,766,089    322,922    $3,331,014
---------------------------------------------------------------------------------------------------------------------------------
  Class B                                                 34,525        349,508    41,774        429,020    109,022     1,120,921
---------------------------------------------------------------------------------------------------------------------------------
  Class C                                                  7,350         73,311    41,894        425,993    66,394        683,482
---------------------------------------------------------------------------------------------------------------------------------
  Class R                                                  5,081         50,807    14,971        154,400    70,547        726,797
---------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                      9,924        100,030     5,001         50,010     5,989         60,030
=================================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                  3,726         36,551     5,649         56,090     7,312         72,021
---------------------------------------------------------------------------------------------------------------------------------
  Class B                                                  1,242         12,175       973          9,643     2,453         24,064
---------------------------------------------------------------------------------------------------------------------------------
  Class C                                                    281          2,759     1,264         12,543     1,312         12,870
---------------------------------------------------------------------------------------------------------------------------------
  Class R                                                    289          2,846       394          3,914     1,671         16,441
---------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                        363          3,588       188          1,875        36            359
=================================================================================================================================
Automatic conversion of Class B shares to Class A
  shares:
  Class A                                                  2,695         27,219        36            370     4,873         50,323
---------------------------------------------------------------------------------------------------------------------------------
  Class B                                                 (2,695)       (27,219)      (36)          (370)   (4,896)       (50,323)
=================================================================================================================================
Reacquired:
  Class A                                                 (9,308)       (95,195)   (13,228)     (137,077)   (62,885)     (648,439)
---------------------------------------------------------------------------------------------------------------------------------
  Class B                                                 (1,490)       (15,259)   (8,685)       (88,752)   (11,813)     (123,238)
---------------------------------------------------------------------------------------------------------------------------------
  Class C                                                     (6)           (56)       (3)           (31)   (7,885)       (80,995)
---------------------------------------------------------------------------------------------------------------------------------
  Class R                                                     (2)           (20)   (3,522)       (37,157)   (3,974)       (41,430)
---------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                     (4,972)       (51,201)       --             --    (4,816)       (50,089)
=================================================================================================================================
                                                          132,456    $1,332,629    258,483    $2,646,560    496,262    $5,103,808
_________________________________________________________________________________________________________________________________
=================================================================================================================================

AIM Independence Funds

                                                  CHANGES IN SHARES OUTSTANDING
---------------------------------------------------------------------------------------------------------------------------------
                                                            AIM INDEPENDENCE         AIM INDEPENDENCE         AIM INDEPENDENCE
                                                                2030 FUND                2040 FUND                2050 FUND
                                                          ---------------------    ---------------------    ---------------------
                                                               JANUARY 31, 2007 (COMMENCEMENT DATE) TO DECEMBER 31, 2007(a)
                                                          -----------------------------------------------------------------------
                                                          SHARES       AMOUNT      SHARES       AMOUNT      SHARES       AMOUNT
---------------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                 182,962    $1,895,799    104,656    $1,083,818    130,666    $1,324,675
---------------------------------------------------------------------------------------------------------------------------------
  Class B                                                 87,208        893,971    49,991        515,565    19,866        204,069
---------------------------------------------------------------------------------------------------------------------------------
  Class C                                                 78,331        799,652    27,424        278,631    15,525        156,791
---------------------------------------------------------------------------------------------------------------------------------
  Class R                                                 43,006        441,059    15,078        153,537    15,221        149,001
---------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                      5,003         50,029     5,003         50,030     5,003         50,030
=================================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                  4,997         48,768     3,208         31,053     4,563         43,941
---------------------------------------------------------------------------------------------------------------------------------
  Class B                                                  2,049         19,937     1,601         15,452       654          6,281
---------------------------------------------------------------------------------------------------------------------------------
  Class C                                                  1,266         12,313       809          7,802       486          4,668
---------------------------------------------------------------------------------------------------------------------------------
  Class R                                                    931          9,070       526          5,083       197          1,901
---------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                         42            408       195          1,890       209          2,012
=================================================================================================================================
Automatic conversion of Class B shares to Class A
  shares:
  Class A                                                    367          3,750       168          1,695     1,146         11,361
---------------------------------------------------------------------------------------------------------------------------------
  Class B                                                   (368)        (3,750)     (168)        (1,695)   (1,146)       (11,361)
=================================================================================================================================
Reacquired:
  Class A                                                 (28,965)     (300,220)   (16,366)     (169,721)   (16,009)     (167,889)
---------------------------------------------------------------------------------------------------------------------------------
  Class B                                                 (12,226)     (128,076)     (347)        (3,667)     (532)        (5,446)
---------------------------------------------------------------------------------------------------------------------------------
  Class C                                                 (5,727)       (59,680)       (9)           (91)     (663)        (6,738)
---------------------------------------------------------------------------------------------------------------------------------
  Class R                                                 (3,852)       (40,450)       (2)           (21)       (2)           (21)
---------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                     (3,797)       (40,020)       (2)           (20)       (2)           (20)
=================================================================================================================================
                                                          351,227    $3,602,560    191,765    $1,969,341    175,182    $1,763,255
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) There are entities that are record owners of more than 5% of the outstanding shares of the Funds. ADI has an agreement with these entities to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially. In addition, some of the outstanding shares of the Funds are owned by AIM or an investment advisor under common control with AIM. The aggregate percentage of ownership for the Funds is as follows:

                                                              RECORD OWNERS    AIM AND/OR AFFILIATE
---------------------------------------------------------------------------------------------------
AIM Independence Now Fund                                                39%                     20%
---------------------------------------------------------------------------------------------------
AIM Independence 2010 Fund                                               11                      19
---------------------------------------------------------------------------------------------------
AIM Independence 2020 Fund                                               15                      12
---------------------------------------------------------------------------------------------------
AIM Independence 2030 Fund                                                9                       5
---------------------------------------------------------------------------------------------------
AIM Independence 2040 Fund                                                6                      28
---------------------------------------------------------------------------------------------------
AIM Independence 2050 Fund                                               --                      37
___________________________________________________________________________________________________
===================================================================================================

AIM Independence Funds

NOTE 10--SIGNIFICANT EVENT

At a meeting held on December 13, 2007, the Board of Trustees of Trust approved certain proposals to be presented for shareholder approval at a special meeting of the shareholders of the Trust intended to be held on February 29, 2008 (the "Special Meeting"). At the Special Meeting, shareholders of record as of the close of business on November 30, 2007, are entitled to vote their respective shares on several proposals that including, among others the following proposal(s).

    New proposed sub-advisory agreements between A I M Advisors, Inc. ("AIM") and each of AIM Funds Management Inc., Invesco Asset Management Deutschland, GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc. and Invesco Senior Secured Management, Inc. (collectively, the "Affiliated Sub-Advisers") (the "New Sub-advisory Arrangements"). This proposal is intended to benefit the Fund and its shareholders by permitting AIM to utilize the additional resources and talent of these affiliated sub-advisers in managing the Fund. Because AIM would pay all of the sub-advisory fees of the sub-advisers, the new sub-advisory arrangements would not affect the fees the Fund pays pursuant to the advisory agreement. If approved by shareholders, the New Sub-advisory Arrangements are expected to become effective on or about May 1, 2008.

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

AIM INDEPENDENCE NOW FUND

                                                                                                             INSTITUTIONAL
                                                              CLASS A       CLASS B    CLASS C    CLASS R        CLASS
                                                              -------       -------    -------    -------    -------------
                                                               JANUARY 31, 2007 (COMMENCEMENT DATE) TO DECEMBER 31, 2007
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $10.02        $10.02     $10.02     $10.02        $10.02
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                      0.41          0.34       0.34       0.39          0.43
--------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)       (0.07)        (0.06)     (0.06)     (0.07)        (0.07)
==========================================================================================================================
    Total from investment operations                            0.34          0.28       0.28       0.32          0.36
==========================================================================================================================
Less distributions:
  Dividends from net investment income                         (0.54)        (0.47)     (0.47)     (0.52)        (0.56)
--------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        (0.04)        (0.04)     (0.04)     (0.04)        (0.04)
==========================================================================================================================
    Total distributions                                        (0.58)        (0.51)     (0.51)     (0.56)        (0.60)
==========================================================================================================================
Net asset value, end of period                                $ 9.78        $ 9.79     $ 9.79     $ 9.78        $ 9.78
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(b)                                                 3.47%         2.79%      2.79%      3.21%         3.74%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $  807        $  309     $   75     $   53        $   52
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements(c)             0.41%         1.16%      1.16%      0.66%         0.16%
--------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements(c)         28.75%        29.50%     29.50%     29.00%        28.35%
==========================================================================================================================
Estimated acquired fund fees from underlying funds(d)           0.68%         0.68%      0.68%      0.68%         0.68%
==========================================================================================================================
Ratio of net investment income to average net assets(c)         4.41%         3.66%      3.66%      4.16%         4.66%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate(e)                                        27%           27%        27%        27%           27%
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $457,891, $178,632, $55,375, $51,389 and $58,624 for Class A, Class B, Class C,
     Class R and Institutional Class shares, respectively.
(d) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return.
(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM Independence Funds

AIM INDEPENDENCE 2010 FUND

                                                                                                             INSTITUTIONAL
                                                              CLASS A       CLASS B    CLASS C    CLASS R        CLASS
                                                              -------       -------    -------    -------    -------------
                                                               JANUARY 31, 2007 (COMMENCEMENT DATE) TO DECEMBER 31, 2007
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $10.02        $10.02     $10.02     $10.02        $10.02
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                      0.43          0.35       0.35       0.40          0.45
--------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)       (0.07)        (0.06)     (0.05)     (0.06)        (0.07)
==========================================================================================================================
    Total from investment operations                            0.36          0.29       0.30       0.34          0.38
==========================================================================================================================
Less distributions:
  Dividends from net investment income                         (0.34)        (0.30)     (0.30)     (0.33)        (0.35)
--------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        (0.02)        (0.02)     (0.02)     (0.02)        (0.02)
==========================================================================================================================
    Total distributions                                        (0.36)        (0.32)     (0.32)     (0.35)        (0.37)
==========================================================================================================================
Net asset value, end of period                                $10.02        $ 9.99     $10.00     $10.01        $10.03
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(b)                                                 3.65%         2.92%      3.02%      3.41%         3.87%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $1,645        $  340     $  431     $  119        $   52
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements(c)             0.42%         1.17%      1.17%      0.67%         0.17%
--------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements(c)         16.42%        17.17%     17.17%     16.67%        16.02%
==========================================================================================================================
Estimated acquired fund fees from underlying funds(d)           0.70%         0.70%      0.70%      0.70%         0.70%
==========================================================================================================================
Ratio of net investment income to average net assets(c)         4.50%         3.75%      3.75%      4.25%         4.75%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate(e)                                        15%           15%        15%        15%           15%
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $839,688, $201,947, $283,419, $64,445 and $51,554 for Class A, Class B, Class C,
     Class R and Institutional Class shares, respectively.
(d) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return.
(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM Independence Funds

AIM INDEPENDENCE 2020 FUND

                                                                                                             INSTITUTIONAL
                                                              CLASS A       CLASS B    CLASS C    CLASS R        CLASS
                                                              -------       -------    -------    -------    -------------
                                                               JANUARY 31, 2007 (COMMENCEMENT DATE) TO DECEMBER 31, 2007
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $10.02        $10.02     $10.02     $10.02        $10.02
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                      0.41          0.34       0.34       0.38          0.43
--------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)       (0.17)        (0.17)     (0.17)     (0.16)        (0.15)
==========================================================================================================================
    Total from investment operations                            0.24          0.17       0.17       0.22          0.28
==========================================================================================================================
Less distributions:
  Dividends from net investment income                         (0.25)        (0.22)     (0.22)     (0.24)        (0.26)
--------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        (0.05)        (0.05)     (0.05)     (0.05)        (0.05)
==========================================================================================================================
    Total distributions                                        (0.30)        (0.27)     (0.27)     (0.29)        (0.31)
==========================================================================================================================
Net asset value, end of period                                $ 9.96        $ 9.92     $ 9.92     $ 9.95        $ 9.99
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(b)                                                 2.38%         1.68%      1.68%      2.19%         2.80%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $2,711        $  940     $  593     $  679        $   12
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements(c)             0.50%         1.25%      1.25%      0.75%         0.25%
--------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements(c)         10.04%        10.79%     10.79%     10.29%         9.67%
==========================================================================================================================
Estimated acquired fund fees from underlying funds(d)           0.78%         0.78%      0.78%      0.78%         0.78%
==========================================================================================================================
Ratio of net investment income to average net assets(c)         4.33%         3.58%      3.58%      4.08%         4.58%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate(e)                                        37%           37%        37%        37%           37%
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $1,481,116, $540,062, $183,052, $121,013 and $40,377 for Class A, Class
     B, Class C, Class R and Institutional Class shares, respectively.
(d) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return.
(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM Independence Funds

AIM INDEPENDENCE 2030 FUND

                                                                                                             INSTITUTIONAL
                                                              CLASS A       CLASS B    CLASS C    CLASS R        CLASS
                                                              -------       -------    -------    -------    -------------
                                                               JANUARY 31, 2007 (COMMENCEMENT DATE) TO DECEMBER 31, 2007
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $10.02        $10.02     $10.02     $10.02        $10.02
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                      0.34          0.27       0.27       0.32          0.37
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                (0.14)        (0.13)     (0.13)     (0.15)        (0.15)
==========================================================================================================================
    Total from investment operations                            0.20          0.14       0.14       0.17          0.22
==========================================================================================================================
Less distributions:
  Dividends from net investment income                         (0.28)        (0.24)     (0.24)     (0.26)        (0.29)
--------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        (0.05)        (0.05)     (0.05)     (0.05)        (0.05)
==========================================================================================================================
    Total distributions                                        (0.33)        (0.29)     (0.29)     (0.31)        (0.34)
==========================================================================================================================
Net asset value, end of period                                $ 9.89        $ 9.87     $ 9.87     $ 9.88        $ 9.90
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(b)                                                 2.00%         1.42%     1.425%      1.78%         2.23%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $1,577        $  756     $  729     $  396        $   12
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements(c)             0.50%         1.25%      1.25%      0.75%         0.25%
--------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements(c)         13.53%        14.28%     14.28%     13.78%        13.07%
==========================================================================================================================
Estimated acquired fund fees from underlying funds(d)           0.80%         0.80%      0.80%      0.80%         0.80%
==========================================================================================================================
Ratio of net investment income to average net assets(c)         3.60%         2.85%      2.85%      3.35%         3.85%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate(e)                                        31%           31%        31%        31%           31%
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges, if any, and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $902,202, $454,393, $224,363, $114,187 and $40,467, for Class A, Class B, Class C,
     Class R and Institutional Class, respectively.
(d) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return.
(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM Independence Funds

AIM INDEPENDENCE 2040 FUND

                                                                                                             INSTITUTIONAL
                                                              CLASS A       CLASS B    CLASS C    CLASS R        CLASS
                                                              -------       -------    -------    -------    -------------
                                                               JANUARY 31, 2007 (COMMENCEMENT DATE) TO DECEMBER 31, 2007
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $10.02        $10.02     $10.02     $10.02        $10.02
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                      0.31          0.24       0.24       0.28          0.34
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                (0.13)        (0.13)     (0.13)     (0.13)        (0.14)
==========================================================================================================================
    Total from investment operations                            0.18          0.11       0.11       0.15          0.20
==========================================================================================================================
Less distributions:
  Dividends from net investment income                         (0.28)        (0.24)     (0.24)     (0.26)        (0.29)
--------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        (0.09)        (0.09)     (0.09)     (0.09)        (0.09)
==========================================================================================================================
    Total distributions                                        (0.37)        (0.33)     (0.33)     (0.35)        (0.38)
==========================================================================================================================
Net asset value, end of period                                $ 9.83        $ 9.80     $ 9.80     $ 9.82        $ 9.84
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(b)                                                 1.81%         1.15%      1.15%      1.59%         2.03%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $  901        $  500     $  277     $  153        $   51
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements(c)             0.54%         1.29%      1.29%      0.79%         0.28%
--------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements(c)         22.43%        23.18%     23.18%     22.68%        21.86%
==========================================================================================================================
Estimated acquired fund fees from underlying funds(d)           0.81%         0.81%      0.81%      0.81%         0.81%
==========================================================================================================================
Ratio of net investment income to average net assets(c)         3.26%         2.51%      2.51%      3.01%         3.53%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate(e)                                        20%           20%        20%        20%           20%
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges, if any, and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $509,497, $304,499, $93,289, $69,535 and $51,819, for Class A, Class B, Class C,
     Class R and Institutional Class, respectively.
(d) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return.
(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM Independence Funds

AIM INDEPENDENCE 2050 FUND

                                                                                                             INSTITUTIONAL
                                                              CLASS A       CLASS B    CLASS C    CLASS R        CLASS
                                                              -------       -------    -------    -------    -------------
                                                               JANUARY 31, 2007 (COMMENCEMENT DATE) TO DECEMBER 31, 2007
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $10.02        $10.02     $10.02     $10.02        $10.02
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                      0.29          0.21       0.21       0.26          0.31
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                (0.14)        (0.13)     (0.12)     (0.14)        (0.14)
==========================================================================================================================
    Total from investment operations                            0.15          0.08       0.09       0.12          0.17
==========================================================================================================================
Less distributions:
  Dividends from net investment income                         (0.29)        (0.25)     (0.25)     (0.27)        (0.30)
--------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        (0.10)        (0.10)     (0.10)     (0.10)        (0.10)
==========================================================================================================================
    Total distributions                                        (0.39)        (0.35)     (0.35)     (0.37)        (0.40)
==========================================================================================================================
Net asset value, end of period                                $ 9.78        $ 9.75     $ 9.76     $ 9.77        $ 9.79
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(b)                                                 1.55%         0.80%      0.90%      1.29%         1.78%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $1,177        $  184     $  150     $  151        $   51
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements(c)             0.54%         1.29%      1.29%      0.79%         0.28%
--------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements(c)         24.63%        25.38%     25.38%     24.88%        24.12%
==========================================================================================================================
Estimated acquired fund fees from underlying funds(d)           0.82%         0.82%      0.82%      0.82%         0.82%
==========================================================================================================================
Ratio of net investment income to average net assets(c)         3.01%         2.26%      2.26%      2.76%         3.27%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate(e)                                        20%           20%        20%        20%           20%
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges, if any, and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $640,741, $112,067, $100,676, $55,112 and $51,828, for Class A, Class B, Class C,
     Class R and Institutional Class, respectively.
(d) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return.
(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

NOTE 12--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.


PENDING LITIGATION AND REGULATORY INQUIRIES


    On August 30, 2005, the West Virginia Office of the State
Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to A I M Advisors, Inc. ("AIM") and A I M Distributors, Inc. ("ADI") (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, AIM's time to respond to that Order has been indefinitely suspended.

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, Invesco Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

    - that the defendants permitted improper market timing and related activity in the AIM Funds; and

    - that certain AIM Funds inadequately employed fair value pricing.

AIM Independence Funds

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

    All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in Invesco Ltd. ("Invesco") 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the Invesco defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

AIM Independence Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Growth Series and Shareholders of:
AIM Independence Now Fund,
AIM Independence 2010 Fund,
AIM Independence 2020 Fund,
AIM Independence 2030 Fund,
AIM Independence 2040 Fund
and AIM Independence 2050 Fund:



In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Independence Now Fund, AIM Independence 2010 Fund, AIM Independence 2020 Fund, AIM Independence 2030 Fund, AIM Independence 2040 Fund and AIM Independence 2050 Fund (six of the funds constituting AIM Growth Series, hereafter referred to as the "Funds") at December 31, 2007, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the period January 31, 2007 (commencement date) through December 31, 2007, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2007 by correspondence with the custodian, provides a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 15, 2008
Houston, Texas

AIM Independence Funds

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2007, through December 31, 2007.

    In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which your Fund invests. The amount of fees and expenses incurred indirectly by your Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly are included in your Fund's total return.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

AIM INDEPENDENCE NOW FUND

                                                                                           HYPOTHETICAL
                                                                                     (5% ANNUAL RETURN BEFORE
                                                          ACTUAL                            EXPENSES)
                             BEGINNING           ENDING           EXPENSES           ENDING           EXPENSES        ANNUALIZED
                           ACCOUNT VALUE      ACCOUNT VALUE      PAID DURING      ACCOUNT VALUE      PAID DURING       EXPENSE
CLASS                       (07/01/07)        (12/31/07)(1)       PERIOD(2)        (12/31/07)         PERIOD(2)         RATIO
          A                  $1,000.00          $1,006.00           $2.07           $1,023.14           $2.09            0.41%
          B                   1,000.00           1,002.20            5.85            1,019.36            5.90            1.16
          C                   1,000.00           1,002.20            5.85            1,019.36            5.90            1.16
          R                   1,000.00           1,004.80            3.34            1,021.88            3.36            0.66

AIM INDEPENDENCE 2010 FUND

                                                                                           HYPOTHETICAL
                                                                                     (5% ANNUAL RETURN BEFORE
                                                          ACTUAL                            EXPENSES)
                             BEGINNING           ENDING           EXPENSES           ENDING           EXPENSES        ANNUALIZED
                           ACCOUNT VALUE      ACCOUNT VALUE      PAID DURING      ACCOUNT VALUE      PAID DURING       EXPENSE
CLASS                       (07/01/07)        (12/31/07)(1)       PERIOD(2)        (12/31/07)         PERIOD(2)         RATIO
          A                  $1,000.00          $1,004.40           $2.12           $1,023.09           $2.14            0.42%
          B                   1,000.00           1,000.30            5.90            1,019.31            5.96            1.17
          C                   1,000.00           1,001.20            5.90            1,019.31            5.96            1.17
          R                   1,000.00           1,003.00            3.38            1,021.83            3.41            0.67

AIM Independence Funds

AIM INDEPENDENCE 2020 FUND

                                                                                           HYPOTHETICAL
                                                                                     (5% ANNUAL RETURN BEFORE
                                                          ACTUAL                            EXPENSES)
                             BEGINNING           ENDING           EXPENSES           ENDING           EXPENSES        ANNUALIZED
                           ACCOUNT VALUE      ACCOUNT VALUE      PAID DURING      ACCOUNT VALUE      PAID DURING       EXPENSE
CLASS                       (07/01/07)        (12/31/07)(1)       PERIOD(2)        (12/31/07)         PERIOD(2)         RATIO
          A                  $1,000.00           $986.40            $2.45           $1,022.74           $2.50            0.49%
          B                   1,000.00            983.40             6.20            1,018.95            6.31            1.24
          C                   1,000.00            983.40             6.20            1,018.95            6.31            1.24
          R                   1,000.00            985.60             3.70            1,021.48            3.77            0.74

AIM INDEPENDENCE 2030 FUND

                                                                                           HYPOTHETICAL
                                                                                     (5% ANNUAL RETURN BEFORE
                                                          ACTUAL                            EXPENSES)
                             BEGINNING           ENDING           EXPENSES           ENDING           EXPENSES        ANNUALIZED
                           ACCOUNT VALUE      ACCOUNT VALUE      PAID DURING      ACCOUNT VALUE      PAID DURING       EXPENSE
CLASS                       (07/01/07)        (12/31/07)(1)       PERIOD(2)        (12/31/07)         PERIOD(2)         RATIO
          A                  $1,000.00           $972.40            $2.49           $1,022.68           $2.55            0.50%
          B                   1,000.00            969.70             6.21            1,018.90            6.36            1.25
          C                   1,000.00            969.70             6.21            1,018.90            6.36            1.25
          R                   1,000.00            971.30             3.73            1,021.42            3.82            0.75

AIM INDEPENDENCE 2040 FUND

                                                                                           HYPOTHETICAL
                                                                                     (5% ANNUAL RETURN BEFORE
                                                          ACTUAL                            EXPENSES)
                             BEGINNING           ENDING           EXPENSES           ENDING           EXPENSES        ANNUALIZED
                           ACCOUNT VALUE      ACCOUNT VALUE      PAID DURING      ACCOUNT VALUE      PAID DURING       EXPENSE
CLASS                       (07/01/07)        (12/31/07)(1)       PERIOD(2)        (12/31/07)         PERIOD(2)         RATIO
          A                  $1,000.00           $968.80            $2.73           $1,022.43           $2.80            0.55%
          B                   1,000.00            965.20             6.44            1,018.65            6.61            1.30
          C                   1,000.00            965.20             6.44            1,018.65            6.61            1.30
          R                   1,000.00            967.60             3.97            1,021.17            4.08            0.80

AIM INDEPENDENCE 2050 FUND

                                                                                           HYPOTHETICAL
                                                                                     (5% ANNUAL RETURN BEFORE
                                                          ACTUAL                            EXPENSES)
                             BEGINNING           ENDING           EXPENSES           ENDING           EXPENSES        ANNUALIZED
                           ACCOUNT VALUE      ACCOUNT VALUE      PAID DURING      ACCOUNT VALUE      PAID DURING       EXPENSE
CLASS                       (07/01/07)        (12/31/07)(1)       PERIOD(2)        (12/31/07)         PERIOD(2)         RATIO
          A                  $1,000.00           $965.40            $2.68           $1,022.48           $2.75            0.54%
          B                   1,000.00            961.00             6.38            1,018.70            6.56            1.29
          C                   1,000.00            962.00             6.38            1,018.70            6.56            1.29
          R                   1,000.00            963.90             3.91            1,021.22            4.02            0.79

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2007, through December 31, 2007, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Supplement to Annual Report dated 12/31/07

AIM Independence Funds

o  AIM Independence Now Fund

o  AIM Independence 2010 Fund

o  AIM Independence 2020 Fund

o  AIM Independence 2030 Fund

o  AIM Independence 2040 Fund

o  AIM Independence 2050 Fund

Institutional Class Shares

The following information has been prepared to provide Institutional Class shareholders with a performance overview specific to their holdings. Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria.

==========================================
NASDAQ SYMBOLS

AIM INDEPENDENCE NOW FUND            IANIX
AIM INDEPENDENCE 2010 FUND           INJIX
AIM INDEPENDENCE 2020 FUND           AFTSX
AIM INDEPENDENCE 2030 FUND           TNAIX
AIM INDEPENDENCE 2040 FUND           TNDIX
AIM INDEPENDENCE 2050 FUND           TNEIX
==========================================

=================================================================================
THIS SUPPLEMENT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND
PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND
EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
=================================================================================

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

                                                                                                            [AIM INVESTMENTS LOGO]
AIMINVESTMENTS.COM         IND-INS-1            A I M Distributors, Inc.                                  -- REGISTERED TRADEMARK --

Information about your Fund's expenses

AIM Independence Now Fund long-term performance

====================================================================================================================================
                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT
FUND AND INDEX DATA FROM 1/31/07

                                                                                                 LIPPER MIXED-ASSET
                       AIM INDEPENDENCE NOW                                                       TARGET ALLOCATION
                     FUND-INSTITUTIONAL CLASS                          CUSTOM INDEPENDENCE          CONSERVATIVE
          DATE                SHARES              S&P 500 INDEX(1)         NOW INDEX(2)             FUNDS INDEX(1)

        1/31/07              $10000                    $10000                $10000                    $10000
           2/07               10020                      9805                 10054                     10041
           3/07               10110                      9914                 10103                     10103
           4/07               10271                     10353                 10285                     10269
           5/07               10361                     10714                 10364                     10350
           6/07               10299                     10536                 10284                     10271
           7/07               10178                     10210                 10207                     10210
           8/07               10239                     10363                 10315                     10260
           9/07               10400                     10750                 10515                     10473
          10/07               10543                     10921                 10657                     10607
          11/07               10380                     10464                 10593                     10521
          12/07               10374                     10392                 10580                     10503
====================================================================================================================================

                                                                SOURCES: (1)LIPPER INC., (2)A I M MANAGEMENT GROUP INC., LIPPER INC.

Past performance cannot guarantee            Performance shown in the chart and           in the annual report is that of the Fund's
comparable future results.                   table(s) does not reflect deduction of       Class A, B, C and R shares. The
                                             taxes a shareholder would pay on Fund        performance of the Fund's other share
   The data shown in the chart above         distributions or sale of Fund shares.        classes will differ primarily due to
includes reinvested distributions, Fund      Performance of the indexes does not          different sales charge structures and
expenses and management fees. Index          reflect the effects of taxes.                class expenses, and may be greater than or
results include reinvested dividends.                                                     less than the performance of the Fund's
Performance of an index of funds reflects       The performance data shown in the chart   Institutional Class shares shown in the
fund expenses and management fees;           above is that of the Fund's institutional    chart above.
performance of a market index does not.      share class. The performance data shown in
                                             the chart

AIM Independence Now Fund                    INSTITUTIONAL CLASS SHARES HAVE NO SALES        HAD THE ADVISOR NOT WAIVED FEES AND/OR
==========================================   CHARGE; THEREFORE, PERFORMANCE IS AT NET     REIMBURSED EXPENSES, PERFORMANCE WOULD
CUMULATIVE TOTAL RETURNS                     ASSET VALUE (NAV). PERFORMANCE OF            HAVE BEEN LOWER.
For periods ended 12/31/07                   INSTITUTIONAL CLASS SHARES WILL DIFFER
                                             FROM PERFORMANCE OF OTHER SHARE CLASSES         INVESTMENT RETURN AND PRINCIPAL VALUE
Inception (1/31/07)                  3.74%   PRIMARILY DUE TO DIFFERING SALES CHARGES     WILL FLUCTUATE SO YOUR SHARES, WHEN
==========================================   AND CLASS EXPENSES.                          REDEEMED, MAY BE WORTH MORE OR LESS THAN
                                                                                          THEIR ORIGINAL COST. SEE FULL REPORT FOR
                                                PLEASE NOTE THAT PAST PERFORMANCE IS      INFORMATION ON COMPARATIVE BENCHMARKS.
                                             NOT INDICATIVE OF FUTURE RESULTS. MORE       PLEASE CONSULT YOUR FUND PROSPECTUS FOR
                                             RECENT RETURNS MAY BE MORE OR LESS THAN      MORE INFORMATION. FOR THE MOST CURRENT
                                             THOSE SHOWN. ALL RETURNS ASSUME              MONTH-END PERFORMANCE, PLEASE CALL
                                             REINVESTMENT OF DISTRIBUTIONS AT NAV.        800-451-4246 OR VISIT AIMINVESTMENTS.COM.

Information about your Fund's expenses

AIM Independence 2010 Fund long-term performance

====================================================================================================================================
                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT
FUND AND INDEX DATA FROM 1/31/07

                        AIM INDEPENDENCE                                                         LIPPER MIXED-ASSET
                    2010 FUND-INSTITUTIONAL                            CUSTOM INDEPENDENCE        TARGET 2010 FUNDS
          DATE           CLASS SHARES             S&P 500 INDEX(1)        2010 INDEX(2)               INDEX(1)

        1/31/07             $10000                    $10000                  $10000                   $10000
           2/07              10020                      9805                   10046                    10001
           3/07              10120                      9914                   10102                    10067
           4/07              10290                     10353                   10303                    10297
           5/07              10400                     10714                   10397                    10440
           6/07              10331                     10536                   10309                    10354
           7/07              10181                     10210                   10216                    10251
           8/07              10251                     10363                   10323                    10302
           9/07              10430                     10750                   10543                    10564
          10/07              10590                     10921                   10695                    10741
          11/07              10401                     10464                   10606                    10550
          12/07              10387                     10392                   10585                    10512
====================================================================================================================================

                                                                SOURCES: (1)LIPPER INC., (2)A I M MANAGEMENT GROUP INC., LIPPER INC.

Past performance cannot guarantee            Performance shown in the chart and           in the annual report is that of the Fund's
comparable future results.                   table(s) does not reflect deduction of       Class A, B, C and R shares. The
                                             taxes a shareholder would pay on Fund        performance of the Fund's other share
   The data shown in the chart above         distributions or sale of Fund shares.        classes will differ primarily due to
includes reinvested distributions, Fund      Performance of the indexes does not          different sales charge structures and
expenses and management fees. Index          reflect the effects of taxes.                class expenses, and may be greater than or
results include reinvested dividends.                                                     less than the performance of the Fund's
Performance of an index of funds reflects       The performance data shown in the chart   Institutional Class shares shown in the
fund expenses and management fees;           above is that of the Fund's institutional    chart above.
performance of a market index does not.      share class. The performance data shown in
                                             the chart

AIM Independence 2010 Fund                   INSTITUTIONAL CLASS SHARES HAVE NO SALES        HAD THE ADVISOR NOT WAIVED FEES AND/OR
==========================================   CHARGE; THEREFORE, PERFORMANCE IS AT NET     REIMBURSED EXPENSES, PERFORMANCE WOULD
CUMULATIVE TOTAL RETURNS                     ASSET VALUE (NAV). PERFORMANCE OF            HAVE BEEN LOWER.
For periods ended 12/31/07                   INSTITUTIONAL CLASS SHARES WILL DIFFER
                                             FROM PERFORMANCE OF OTHER SHARE CLASSES         INVESTMENT RETURN AND PRINCIPAL VALUE
Inception (1/31/07)                  3.87%   PRIMARILY DUE TO DIFFERING SALES CHARGES     WILL FLUCTUATE SO YOUR SHARES, WHEN
==========================================   AND CLASS EXPENSES.                          REDEEMED, MAY BE WORTH MORE OR LESS THAN
                                                                                          THEIR ORIGINAL COST. SEE FULL REPORT FOR
                                                PLEASE NOTE THAT PAST PERFORMANCE IS      INFORMATION ON COMPARATIVE BENCHMARKS.
                                             NOT INDICATIVE OF FUTURE RESULTS. MORE       PLEASE CONSULT YOUR FUND PROSPECTUS FOR
                                             RECENT RETURNS MAY BE MORE OR LESS THAN      MORE INFORMATION. FOR THE MOST CURRENT
                                             THOSE SHOWN. ALL RETURNS ASSUME              MONTH-END PERFORMANCE, PLEASE CALL
                                             REINVESTMENT OF DISTRIBUTIONS AT NAV.        800-451-4246 OR VISIT AIMINVESTMENTS.COM.

Information about your Fund's expenses

AIM Independence 2020 Fund long-term performance

====================================================================================================================================
                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT
FUND AND INDEX DATA FROM 1/31/07

                        AIM INDEPENDENCE                                                         LIPPER MIXED-ASSET
                    2020 FUND-INSTITUTIONAL                            CUSTOM INDEPENDENCE        TARGET 2020 FUNDS
          DATE            CLASS SHARES            S&P 500 INDEX(1)        2020 INDEX(2)               INDEX(1)

        1/31/07             $10000                     $10000               $10000                     $10000
           2/07               9980                       9805                10008                       9974
           3/07              10110                       9914                10094                      10046
           4/07              10339                      10353                10357                      10293
           5/07              10509                      10714                10517                      10481
           6/07              10389                      10536                10397                      10363
           7/07              10140                      10210                10231                      10219
           8/07              10230                      10363                10325                      10310
           9/07              10480                      10750                10622                      10591
          10/07              10679                      10921                10815                      10803
          11/07              10339                      10464                10595                      10569
          12/07              10280                      10392                10527                      10502
====================================================================================================================================

                                                                SOURCES: (1)LIPPER INC., (2)A I M MANAGEMENT GROUP INC., LIPPER INC.

Past performance cannot guarantee            Performance shown in the chart and           in the annual report is that of the Fund's
comparable future results.                   table(s) does not reflect deduction of       Class A, B, C and R shares. The
                                             taxes a shareholder would pay on Fund        performance of the Fund's other share
   The data shown in the chart above         distributions or sale of Fund shares.        classes will differ primarily due to
includes reinvested distributions, Fund      Performance of the indexes does not          different sales charge structures and
expenses and management fees. Index          reflect the effects of taxes.                class expenses, and may be greater than or
results include reinvested dividends.                                                     less than the performance of the Fund's
Performance of an index of funds reflects       The performance data shown in the chart   Institutional Class shares shown in the
fund expenses and management fees;           above is that of the Fund's institutional    chart above.
performance of a market index does not.      share class. The performance data shown in
                                             the chart

AIM Independence 2020 Fund                   INSTITUTIONAL CLASS SHARES HAVE NO SALES        HAD THE ADVISOR NOT WAIVED FEES AND/OR
==========================================   CHARGE; THEREFORE, PERFORMANCE IS AT NET     REIMBURSED EXPENSES, PERFORMANCE WOULD
CUMULATIVE TOTAL RETURNS                     ASSET VALUE (NAV). PERFORMANCE OF            HAVE BEEN LOWER.
For periods ended 12/31/07                   INSTITUTIONAL CLASS SHARES WILL DIFFER
                                             FROM PERFORMANCE OF OTHER SHARE CLASSES         INVESTMENT RETURN AND PRINCIPAL VALUE
Inception (1/31/07)                  2.80%   PRIMARILY DUE TO DIFFERING SALES CHARGES     WILL FLUCTUATE SO YOUR SHARES, WHEN
==========================================   AND CLASS EXPENSES.                          REDEEMED, MAY BE WORTH MORE OR LESS THAN
                                                                                          THEIR ORIGINAL COST. SEE FULL REPORT FOR
                                                PLEASE NOTE THAT PAST PERFORMANCE IS      INFORMATION ON COMPARATIVE BENCHMARKS.
                                             NOT INDICATIVE OF FUTURE RESULTS. MORE       PLEASE CONSULT YOUR FUND PROSPECTUS FOR
                                             RECENT RETURNS MAY BE MORE OR LESS THAN      MORE INFORMATION. FOR THE MOST CURRENT
                                             THOSE SHOWN. ALL RETURNS ASSUME              MONTH-END PERFORMANCE, PLEASE CALL
                                             REINVESTMENT OF DISTRIBUTIONS AT NAV.        800-451-4246 OR VISIT AIMINVESTMENTS.COM.

Information about your Fund's expenses

AIM Independence 2030 Fund long-term performance

====================================================================================================================================
                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT
FUND AND INDEX DATA FROM 1/31/07

                        AIM INDEPENDENCE                                                         LIPPER MIXED-ASSET
                    2030 FUND-INSTITUTIONAL                            CUSTOM INDEPENDENCE        TARGET 2030 FUNDS
          DATE           CLASS SHARES             S&P 500 INDEX(1)        2030 INDEX(2)               INDEX(1)

        1/31/07             $10000                     $10000               $10000                     $10000
           2/07               9930                       9805                 9960                       9943
           3/07              10110                       9914                10074                      10048
           4/07              10389                      10353                10404                      10405
           5/07              10638                      10714                10641                      10691
           6/07              10499                      10536                10494                      10567
           7/07              10180                      10210                10254                      10380
           8/07              10269                      10363                10338                      10408
           9/07              10548                      10750                10704                      10792
          10/07              10788                      10921                10931                      11067
          11/07              10319                      10464                10583                      10654
          12/07              10223                      10392                10482                      10562
====================================================================================================================================

                                                                SOURCES: (1)LIPPER INC., (2)A I M MANAGEMENT GROUP INC., LIPPER INC.

Past performance cannot guarantee            Performance shown in the chart and           in the annual report is that of the Fund's
comparable future results.                   table(s) does not reflect deduction of       Class A, B, C and R shares. The
                                             taxes a shareholder would pay on Fund        performance of the Fund's other share
   The data shown in the chart above         distributions or sale of Fund shares.        classes will differ primarily due to
includes reinvested distributions, Fund      Performance of the indexes does not          different sales charge structures and
expenses and management fees. Index          reflect the effects of taxes.                class expenses, and may be greater than or
results include reinvested dividends.                                                     less than the performance of the Fund's
Performance of an index of funds reflects       The performance data shown in the chart   Institutional Class shares shown in the
fund expenses and management fees;           above is that of the Fund's institutional    chart above.
performance of a market index does not.      share class. The performance data shown in
                                             the chart

AIM Independence 2030 Fund                   INSTITUTIONAL CLASS SHARES HAVE NO SALES        HAD THE ADVISOR NOT WAIVED FEES AND/OR
==========================================   CHARGE; THEREFORE, PERFORMANCE IS AT NET     REIMBURSED EXPENSES, PERFORMANCE WOULD
CUMULATIVE TOTAL RETURNS                     ASSET VALUE (NAV). PERFORMANCE OF            HAVE BEEN LOWER.
For periods ended 12/31/07                   INSTITUTIONAL CLASS SHARES WILL DIFFER
                                             FROM PERFORMANCE OF OTHER SHARE CLASSES         INVESTMENT RETURN AND PRINCIPAL VALUE
Inception (1/31/07)                  2.23%   PRIMARILY DUE TO DIFFERING SALES CHARGES     WILL FLUCTUATE SO YOUR SHARES, WHEN
==========================================   AND CLASS EXPENSES.                          REDEEMED, MAY BE WORTH MORE OR LESS THAN
                                                                                          THEIR ORIGINAL COST. SEE FULL REPORT FOR
                                                PLEASE NOTE THAT PAST PERFORMANCE IS      INFORMATION ON COMPARATIVE BENCHMARKS.
                                             NOT INDICATIVE OF FUTURE RESULTS. MORE       PLEASE CONSULT YOUR FUND PROSPECTUS FOR
                                             RECENT RETURNS MAY BE MORE OR LESS THAN      MORE INFORMATION. FOR THE MOST CURRENT
                                             THOSE SHOWN. ALL RETURNS ASSUME              MONTH-END PERFORMANCE, PLEASE CALL
                                             REINVESTMENT OF DISTRIBUTIONS AT NAV.        800-451-4246 OR VISIT AIMINVESTMENTS.COM.

Information about your Fund's expenses

AIM Independence 2040 Fund long-term performance

====================================================================================================================================
                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT
FUND AND INDEX DATA FROM 1/31/07

                        AIM INDEPENDENCE                                                         LIPPER MIXED-ASSET
                    2040 FUND-INSTITUTIONAL                            CUSTOM INDEPENDENCE       TARGET 2030+ FUNDS
          DATE           CLASS SHARES             S&P 500 INDEX(1)        2040 INDEX(2)               INDEX(1)

        1/31/07              $10000                    $10000                $10000                    $10000
           2/07                9910                      9805                  9940                      9926
           3/07               10079                      9914                 10065                     10053
           4/07               10389                     10353                 10424                     10409
           5/07               10668                     10714                 10694                     10745
           6/07               10519                     10536                 10534                     10612
           7/07               10170                     10210                 10261                     10334
           8/07               10259                     10363                 10341                     10382
           9/07               10559                     10750                 10738                     10806
          10/07               10819                     10921                 10980                     11099
          11/07               10310                     10464                 10574                     10615
          12/07               10203                     10392                 10458                     10522
====================================================================================================================================

                                                                SOURCES: (1)LIPPER INC., (2)A I M MANAGEMENT GROUP INC., LIPPER INC.

Past performance cannot guarantee            Performance shown in the chart and           in the annual report is that of the Fund's
comparable future results.                   table(s) does not reflect deduction of       Class A, B, C and R shares. The
                                             taxes a shareholder would pay on Fund        performance of the Fund's other share
   The data shown in the chart above         distributions or sale of Fund shares.        classes will differ primarily due to
includes reinvested distributions, Fund      Performance of the indexes does not          different sales charge structures and
expenses and management fees. Index          reflect the effects of taxes.                class expenses, and may be greater than or
results include reinvested dividends.                                                     less than the performance of the Fund's
Performance of an index of funds reflects       The performance data shown in the chart   Institutional Class shares shown in the
fund expenses and management fees;           above is that of the Fund's institutional    chart above.
performance of a market index does not.      share class. The performance data shown in
                                             the chart

AIM Independence 2040 Fund                   INSTITUTIONAL CLASS SHARES HAVE NO SALES        HAD THE ADVISOR NOT WAIVED FEES AND/OR
==========================================   CHARGE; THEREFORE, PERFORMANCE IS AT NET     REIMBURSED EXPENSES, PERFORMANCE WOULD
CUMULATIVE TOTAL RETURNS                     ASSET VALUE (NAV). PERFORMANCE OF            HAVE BEEN LOWER.
For periods ended 12/31/07                   INSTITUTIONAL CLASS SHARES WILL DIFFER
                                             FROM PERFORMANCE OF OTHER SHARE CLASSES         INVESTMENT RETURN AND PRINCIPAL VALUE
Inception (1/31/07)                  2.03%   PRIMARILY DUE TO DIFFERING SALES CHARGES     WILL FLUCTUATE SO YOUR SHARES, WHEN
==========================================   AND CLASS EXPENSES.                          REDEEMED, MAY BE WORTH MORE OR LESS THAN
                                                                                          THEIR ORIGINAL COST. SEE FULL REPORT FOR
                                                PLEASE NOTE THAT PAST PERFORMANCE IS      INFORMATION ON COMPARATIVE BENCHMARKS.
                                             NOT INDICATIVE OF FUTURE RESULTS. MORE       PLEASE CONSULT YOUR FUND PROSPECTUS FOR
                                             RECENT RETURNS MAY BE MORE OR LESS THAN      MORE INFORMATION. FOR THE MOST CURRENT
                                             THOSE SHOWN. ALL RETURNS ASSUME              MONTH-END PERFORMANCE, PLEASE CALL
                                             REINVESTMENT OF DISTRIBUTIONS AT NAV.        800-451-4246 OR VISIT AIMINVESTMENTS.COM.

Information about your Fund's expenses

AIM Independence 2050 Fund long-term performance

====================================================================================================================================
                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT
FUND AND INDEX DATA FROM 1/31/07

                       AIM INDEPENDENCE                                                          LIPPER MIXED-ASSET
                    2050 FUND-INSTITUTIONAL                            CUSTOM INDEPENDENCE       TARGET 2030+ FUNDS
          DATE            CLASS SHARES            S&P 500 INDEX(1)        2050 INDEX(2)               INDEX(1)

        1/31/07             $10000                     $10000                $10000                    $10000
           2/07               9890                       9805                  9925                      9926
           3/07              10070                       9914                 10058                     10053
           4/07              10389                      10353                 10438                     10409
           5/07              10688                      10714                 10732                     10745
           6/07              10529                      10536                 10563                     10612
           7/07              10160                      10210                 10267                     10334
           8/07              10269                      10363                 10343                     10382
           9/07              10578                      10750                 10762                     10806
          10/07              10858                      10921                 11015                     11099
          11/07              10299                      10464                 10568                     10615
          12/07              10178                      10392                 10441                     10522
====================================================================================================================================

                                                                SOURCES: (1)LIPPER INC., (2)A I M MANAGEMENT GROUP INC., LIPPER INC.

Past performance cannot guarantee            Performance shown in the chart and           in the annual report is that of the Fund's
comparable future results.                   table(s) does not reflect deduction of       Class A, B, C and R shares. The
                                             taxes a shareholder would pay on Fund        performance of the Fund's other share
   The data shown in the chart above         distributions or sale of Fund shares.        classes will differ primarily due to
includes reinvested distributions, Fund      Performance of the indexes does not          different sales charge structures and
expenses and management fees. Index          reflect the effects of taxes.                class expenses, and may be greater than or
results include reinvested dividends.                                                     less than the performance of the Fund's
Performance of an index of funds reflects       The performance data shown in the chart   Institutional Class shares shown in the
fund expenses and management fees;           above is that of the Fund's institutional    chart above.
performance of a market index does not.      share class. The performance data shown in
                                             the chart


AIM Independence 2050 Fund                   INSTITUTIONAL CLASS SHARES HAVE NO SALES        HAD THE ADVISOR NOT WAIVED FEES AND/OR
==========================================   CHARGE; THEREFORE, PERFORMANCE IS AT NET     REIMBURSED EXPENSES, PERFORMANCE WOULD
CUMULATIVE TOTAL RETURNS                     ASSET VALUE (NAV). PERFORMANCE OF            HAVE BEEN LOWER.
For periods ended 12/31/07                   INSTITUTIONAL CLASS SHARES WILL DIFFER
                                             FROM PERFORMANCE OF OTHER SHARE CLASSES         INVESTMENT RETURN AND PRINCIPAL VALUE
Inception (1/31/07)                  1.78%   PRIMARILY DUE TO DIFFERING SALES CHARGES     WILL FLUCTUATE SO YOUR SHARES, WHEN
==========================================   AND CLASS EXPENSES.                          REDEEMED, MAY BE WORTH MORE OR LESS THAN
                                                                                          THEIR ORIGINAL COST. SEE FULL REPORT FOR
                                                PLEASE NOTE THAT PAST PERFORMANCE IS      INFORMATION ON COMPARATIVE BENCHMARKS.
                                             NOT INDICATIVE OF FUTURE RESULTS. MORE       PLEASE CONSULT YOUR FUND PROSPECTUS FOR
                                             RECENT RETURNS MAY BE MORE OR LESS THAN      MORE INFORMATION. FOR THE MOST CURRENT
                                             THOSE SHOWN. ALL RETURNS ASSUME              MONTH-END PERFORMANCE, PLEASE CALL
                                             REINVESTMENT OF DISTRIBUTIONS AT NAV.        800-451-4246 OR VISIT AIMINVESTMENTS.COM.

AIM Independence Funds

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2007, through December 31, 2007.

    In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which your Fund invests. The amount of fees and expenses incurred indirectly by your Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly are included in your Fund's total return.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If indirect expenses were included, your costs would have been higher.

                                                                                    HYPOTHETICAL
                                                                              (5% ANNUAL RETURN BEFORE
                                                       ACTUAL                        EXPENSES)
                             BEGINNING         ENDING         EXPENSES         ENDING         EXPENSES     ANNUALIZED
                           ACCOUNT VALUE    ACCOUNT VALUE    PAID DURING    ACCOUNT VALUE    PAID DURING    EXPENSE
INSTITUTIONAL CLASS          (7/01/07)      (12/31/07)(1)     PERIOD(2)      (12/31/07)       PERIOD(2)      RATIO
AIM Independence Now Fund    $1,000.00        $1,007.30         $0.81         $1,024.40         $0.82         0.16%
AIM Independence 2010
  Fund                        1,000.00         1,005.60          0.86          1,024.35          0.87         0.17
AIM Independence 2020
  Fund                        1,000.00           989.50          1.20          1,024.00          1.22         0.24
AIM Independence 2030
  Fund                        1,000.00           973.70          1.24          1,023.95          1.28         0.25
AIM Independence 2040
  Fund                        1,000.00           970.00          1.39          1,023.79          1.43         0.28
AIM Independence 2050
  Fund                        1,000.00           966.70          1.39          1,023.79          1.43         0.28

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2007, through December 31, 2007, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIM Independence Funds

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year -- end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

    The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

    Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2007:

FEDERAL AND STATE INCOME TAX

                                                                                             CORPORATE
                                                                LONG TERM      QUALIFIED     DIVIDENDS
                                                              CAPITAL GAIN     DIVIDEND      RECEIVED      U.S. TREASURY
                                                              DISTRIBUTIONS     INCOME*     DEDUCTION*     OBLIGATIONS*
------------------------------------------------------------------------------------------------------------------------
AIM Independence Now Fund                                        $ 3,018         7.50%         4.50%           2.64%
------------------------------------------------------------------------------------------------------------------------
AIM Independence 2010 Fund                                         4,027         7.50%         6.50%           0.39%
------------------------------------------------------------------------------------------------------------------------
AIM Independence 2020 Fund                                        11,047        19.00%        11.00%           0.34%
------------------------------------------------------------------------------------------------------------------------
AIM Independence 2030 Fund                                        10,051        19.00%        13.86%           0.43%
------------------------------------------------------------------------------------------------------------------------
AIM Independence 2040 Fund                                        11,046        19.00%        12.50%           0.50%
------------------------------------------------------------------------------------------------------------------------
AIM Independence 2050 Fund                                        10,017        20.00%        13.00%           0.55%
________________________________________________________________________________________________________________________
========================================================================================================================

* The above percentage is based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

ADDITIONAL NON-RESIDENT ALIEN SHAREHOLDER INFORMATION

The percentages of qualifying assets not subject to the U.S. estate tax for the Funds are as follows:

                                                              MARCH 31,    JUNE 30,    SEPTEMBER 30,    DECEMBER 31,
                                                                2007         2007          2007             2007
--------------------------------------------------------------------------------------------------------------------
AIM Independence Now Fund                                      58.89%       60.72%        60.56%           59.90%
--------------------------------------------------------------------------------------------------------------------
AIM Independence 2010 Fund                                     61.84%       61.12%        61.05%           60.96%
--------------------------------------------------------------------------------------------------------------------
AIM Independence 2020 Fund                                     50.94%       50.73%        50.05%           49.56%
--------------------------------------------------------------------------------------------------------------------
AIM Independence 2030 Fund                                     36.89%       38.64%        38.30%           37.44%
--------------------------------------------------------------------------------------------------------------------
AIM Independence 2040 Fund                                     32.38%       32.79%        33.12%           32.54%
--------------------------------------------------------------------------------------------------------------------
AIM Independence 2050 Fund                                     26.88%       28.14%        29.01%           28.12%
____________________________________________________________________________________________________________________
====================================================================================================================

AIM Independence Funds

TRUSTEES AND OFFICERS



The address of each trustee and officer of AIM Growth Series (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

                                                                                       OTHER
                                  TRUSTEE                                              TRUSTEESHIP(S)/
NAME, YEAR OF BIRTH AND           AND/OR                                               DIRECTORSHIP(S)
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   HELD BY
TRUST                             SINCE      DURING PAST 5 YEARS                       TRUSTEE/ DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
 Interested Persons
-------------------------------------------------------------------------------------------------------------------------

  Martin L. Flanagan(1) -- 1960   2007       Director, Chief Executive Officer and     None
  Trustee                                    President, Invesco Ltd. (ultimate parent
                                             of AIM and a global investment
                                             management firm) and, Invesco Holding
                                             Company (parent of AIM and a global
                                             investment management firm); Chairman,
                                             A I M Advisors, Inc. (registered
                                             investment advisor); Director, Chairman,
                                             Chief Executive Officer and President,
                                             IVZ Inc. (holding company); and INVESCO
                                             North American Holdings, Inc. (holding
                                             company); Chairman and President,
                                             INVESCO Group Services, Inc. (service
                                             provider); Trustee, The AIM Family of
                                             Funds(R); Vice Chairman, Investment
                                             Company Institute; and Member of
                                             Executive Board, SMU Cox School of
                                             Business

                                             Formerly: Chairman, Investment Company
                                             Institute; President, Co-Chief Executive
                                             Officer, Co-President, Chief Operating
                                             Officer and Chief Financial Officer,
                                             Franklin Resources, Inc. (global
                                             investment management organization)
-------------------------------------------------------------------------------------------------------------------------

  Philip A. Taylor(2) -- 1954     2006       Director, Chief Executive Officer and     None
  Trustee, President and                     President, AIM Mutual Fund Dealer Inc.
  Principal                                  (registered broker dealer), A I M
  Executive Officer                          Advisors, Inc., AIM Funds Management
                                             Inc. d/b/a INVESCO Enterprise Services
                                             (registered investment advisor and
                                             registered transfer agent), AIM Trimark
                                             Corporate Class Inc. (formerly AIM
                                             Trimark Global Fund Inc.) (corporate
                                             mutual fund company) and AIM Trimark
                                             Canada Fund Inc. (corporate mutual fund
                                             company), and 1371 Preferred Inc.
                                             (holding company); Director, Chairman,
                                             Chief Executive Officer and President,
                                             A I M Management Group Inc. (financial
                                             services holding company) and A I M
                                             Capital Management, Inc. (registered
                                             investment advisor); Director and
                                             President, INVESCO Funds Group, Inc.
                                             (registered investment advisor and
                                             register transfer agent) and AIM GP
                                             Canada Inc. (general partner for a
                                             limited partnership); Director, A I M
                                             Distributors, Inc. (registered broker
                                             dealer); Director and Chairman, AIM
                                             Investment Services, Inc. (registered
                                             transfer agent) and INVESCO
                                             Distributors, Inc. (registered broker
                                             dealer); Director, President and
                                             Chairman, IVZ Callco Inc. (holding
                                             company), INVESCO Inc. (holding company)
                                             and AIM Canada Holdings Inc. (holding
                                             company); Trustee, President and
                                             Principal Executive Officer of The AIM
                                             Family of Funds--Registered Trademark--
                                             (other than AIM Treasurer's Series
                                             Trust, Short-Term Investments Trust and
                                             Tax-Free Investments Trust); Trustee and
                                             Executive Vice President, The AIM Family
                                             of Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); and Manager,
                                             PowerShares Capital Management LLC

                                             Formerly: Director and Chairman, Fund
                                             Management Company (registered broker
                                             dealer); President and Principal
                                             Executive Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); Chairman, AIM
                                             Canada Holdings, Inc.; President, AIM
                                             Trimark Global Fund Inc. and AIM Trimark
                                             Canada Fund Inc.; and Director, Trimark
                                             Trust (federally regulated Canadian
                                             Trust Company)
-------------------------------------------------------------------------------------------------------------------------
 Independent Trustees
-------------------------------------------------------------------------------------------------------------------------

  Bruce L. Crockett -- 1944       2001       Chairman, Crockett Technology Associates  ACE Limited (insurance company);
  Trustee and Chair                          (technology consulting company)           and Captaris, Inc. (unified
                                                                                       messaging provider)
-------------------------------------------------------------------------------------------------------------------------

  Bob R. Baker -- 1936            2003       Retired                                   None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Frank S. Bayley -- 1939         1985       Retired                                   None
  Trustee
                                             Formerly: Partner, law firm of Baker &
                                             McKenzie and Director, Badgley Funds,
                                             Inc. (registered investment company) (2
                                             portfolios)
-------------------------------------------------------------------------------------------------------------------------

  James T. Bunch -- 1942          2003       Founder, Green, Manning & Bunch Ltd.,     None
  Trustee                                    (investment banking firm)
                                             Formerly: Director, Policy Studies, Inc.
                                             and Van Gilder Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------

  Albert R. Dowden -- 1941        2001       Director of a number of public and        None
  Trustee                                    private business corporations, including
                                             the Boss Group Ltd. (private investment
                                             and management); Reich & Tang Funds
                                             (Chairman) (registered investment
                                             company) (7 portfolios), Daily Income
                                             Fund (4 portfolios), California Daily
                                             Tax Free Income Fund, Inc., Connecticut
                                             Daily Tax Free Income Fund, Inc. and New
                                             Jersey Daily Municipal Fund, Inc.,
                                             Annuity and Life Re (Holdings), Ltd.
                                             (insurance company), and Homeowners of
                                             America Holding Corporation (property
                                             casualty company)

                                             Formerly: Director, CompuDyne
                                             Corporation (provider of product and
                                             services to the public security market);
                                             Director, President and Chief Executive
                                             Officer, Volvo Group North America,
                                             Inc.; Senior Vice President, AB Volvo;
                                             Director of various affiliated Volvo
                                             companies; and Director, Magellan
                                             Insurance Company
-------------------------------------------------------------------------------------------------------------------------

  Jack M. Fields -- 1952          2001       Chief Executive Officer, Twenty First     Administaff
  Trustee                                    Century Group, Inc. (government affairs
                                             company); and Owner and Chief Executive
                                             Officer, Dos Angelos Ranch, L.P.
                                             (cattle, hunting, corporate
                                             entertainment)
                                             Formerly: Chief Executive Officer,
                                             Texana Timber LP (sustainable forestry
                                             company), and Discovery Global Education
                                             Fund (non-profit)

-------------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937         2001       Partner, law firm of Kramer Levin         Director, Reich & Tang Funds) (15
  Trustee                                    Naftalis and Frankel LLP                  portfolios)
-------------------------------------------------------------------------------------------------------------------------

  Prema Mathai-Davis -- 1950      2001       Formerly: Chief Executive Officer, YWCA   None
  Trustee                                    of the USA
-------------------------------------------------------------------------------------------------------------------------

  Lewis F. Pennock -- 1942        2001       Partner, law firm of Pennock & Cooper     None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Larry Soll -- 1942              2003       Retired                                   None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Raymond Stickel, Jr. -- 1944    2005       Retired                                   None
  Trustee                                    Formerly: Partner, Deloitte & Touche;
                                             and Director, Mainstay VP Series Funds,
                                             Inc. (25 portfolios)
-------------------------------------------------------------------------------------------------------------------------

(1) Mr. Flanagan was appointed as Trustee of the Trust on February 24, 2007. Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM Independence Funds

                                                                                       OTHER
                                  TRUSTEE                                              TRUSTEESHIP(S)/
NAME, YEAR OF BIRTH AND           AND/OR                                               DIRECTORSHIP(S)
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   HELD BY TRUSTEE/
TRUST                             SINCE      DURING PAST 5 YEARS                       DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
 Other Officers
-------------------------------------------------------------------------------------------------------------------------

  Russell C. Burk -- 1958         2005       Senior Vice President and Senior Officer  N/A
  Senior Vice President and                  of The AIM Family of Funds--Registered
  Senior Officer                             Trademark--
                                             Formerly: Director of Compliance and
                                             Assistant General Counsel, ICON
                                             Advisers, Inc.; Financial Consultant,
                                             Merrill Lynch; General Counsel and
                                             Director of Compliance, ALPS Mutual
                                             Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------

  John M. Zerr -- 1962            2006       Director, Senior Vice President,          N/A
  Senior Vice President, Chief               Secretary and General Counsel, A I M
  Legal Officer and Secretary                Management Group Inc., A I M Advisors,
                                             Inc. and A I M Capital Management, Inc.;
                                             Director, Vice President and Secretary,
                                             AIM Investment Services, Inc. and
                                             INVESCO Distributors, Inc.; Director,
                                             Senior Vice President and Secretary,
                                             A I M Distributors, Inc.; Director and
                                             Vice President, INVESCO Funds Group
                                             Inc.; Senior Vice President, Chief Legal
                                             Officer and Secretary of The AIM Family
                                             of Funds--Registered Trademark--; and
                                             Manager, PowerShares Capital Management
                                             LLC

                                             Formerly: Director, Vice President and
                                             Secretary, Fund Management Company; Vice
                                             President, A I M Capital Management,
                                             Inc.; Chief Operating Officer, Senior
                                             Vice President, General Counsel and
                                             Secretary, Liberty Ridge Capital, Inc.
                                             (an investment adviser); Vice President
                                             and Secretary, PBHG Funds (an investment
                                             company); Vice President and Secretary,
                                             PBHG Insurance Series Fund (an
                                             investment company); General Counsel and
                                             Secretary, Pilgrim Baxter Value
                                             Investors (an investment adviser); Chief
                                             Operating Officer, General Counsel and
                                             Secretary, Old Mutual Investment
                                             Partners (a broker-dealer); General
                                             Counsel and Secretary, Old Mutual Fund
                                             Services (an administrator); General
                                             Counsel and Secretary, Old Mutual
                                             Shareholder Services (a shareholder
                                             servicing center); Executive Vice
                                             President, General Counsel and
                                             Secretary, Old Mutual Capital, Inc. (an
                                             investment adviser); and Vice President
                                             and Secretary, Old Mutual Advisors Funds
                                             (an investment company)
-------------------------------------------------------------------------------------------------------------------------

  Lisa O. Brinkley -- 1959        2004       Global Compliance Director, Invesco       N/A
  Vice President                             Ltd.; and Vice President of The AIM
                                             Family of Funds--Registered Trademark--

                                             Formerly: Senior Vice President, A I M
                                             Management Group Inc. (financial
                                             services holding company); Senior Vice
                                             President and Chief Compliance Officer,
                                             A I M Advisors, Inc. and The AIM Family
                                             of Funds--Registered Trademark--; Vice
                                             President and Chief Compliance Officer,
                                             A I M Capital Management, Inc. and A I M
                                             Distributors, Inc.; Vice President, AIM
                                             Investment Services, Inc. and Fund
                                             Management Company; Senior Vice
                                             President and Chief Compliance Officer
                                             of The AIM Family of Funds--Registered
                                             Trademark--; and Senior Vice President
                                             and Compliance Director, Delaware
                                             Investments Family of Funds
-------------------------------------------------------------------------------------------------------------------------

  Kevin M. Carome -- 1956         2003       General Counsel, Secretary and Senior     N/A
  Vice President                             Managing Director, Invesco Ltd.;
                                             Director and Secretary, Invesco Holding
                                             Company Limited, IVZ, Inc. and INVESCO
                                             Group Services, Inc.; Director, INVESCO
                                             Funds Group, Inc.; Secretary, INVESCO
                                             North American Holdings, Inc.; and Vice
                                             President of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Senior Managing Director,
                                             Invesco Holding Company Limited;
                                             Director, Senior Vice President,
                                             Secretary and General Counsel, A I M
                                             Management Group Inc. and A I M
                                             Advisors, Inc.; Senior Vice President,
                                             A I M Distributors, Inc.; Director,
                                             General Counsel and Vice President, Fund
                                             Management Company; Vice President,
                                             A I M Capital Management, Inc. and AIM
                                             Investment Services, Inc.; Senior Vice
                                             President, Chief Legal Officer and
                                             Secretary of The AIM Family of
                                             Funds--Registered Trademark--; Director
                                             and Vice President, INVESCO
                                             Distributors, Inc.; Chief Executive
                                             Officer and President, INVESCO Funds
                                             Group, Inc.; and Senior Vice President
                                             and General Counsel, Liberty Financial
                                             Companies, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Sidney M. Dilgren -- 1961       2004       Vice President, A I M Advisors, Inc. and  N/A
  Vice President, Principal                  A I M Capital Management, Inc.; and Vice
  Financial Officer and                      President, Treasurer and Principal
  Treasurer                                  Financial Officer of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Fund Treasurer, A I M
                                             Advisors, Inc.; Senior Vice President,
                                             AIM Investment Services, Inc.; and Vice
                                             President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Karen Dunn Kelley -- 1960       2004       Head of Invesco's World Wide Fixed        N/A
  Vice President                             Income and Cash Management Group;
                                             Director of Cash Management and Senior
                                             Vice President, A I M Advisors, Inc. and
                                             A I M Capital Management, Inc; Executive
                                             Vice President, A I M Distributors,
                                             Inc.; Senior Vice President, A I M
                                             Management Group Inc.; Vice President,
                                             The AIM Family of Funds--Registered
                                             Trademark-- (other than AIM Treasurer's
                                             Series Trust, Short-Term Investments
                                             Trust and Tax-Free Investments Trust);
                                             and President and Principal Executive
                                             Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)
                                             Formerly: Director and President, Fund
                                             Management Company; Chief Cash
                                             Management Officer and Managing
                                             Director, A I M Capital Management,
                                             Inc.; Vice President, A I M Advisors,
                                             Inc. and The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)
-------------------------------------------------------------------------------------------------------------------------

  Lance A. Rejsek -- 1967         2005       Anti-Money Laundering Compliance          N/A
  Anti-Money Laundering                      Officer, A I M Advisors, Inc., A I M
  Compliance Officer                         Capital Management, Inc., A I M
                                             Distributors, Inc., AIM Investment
                                             Services, Inc., AIM Private Asset
                                             Management, Inc. and The AIM Family of
                                             Funds--Registered Trademark--
                                             Formerly: Anti-Money Laundering
                                             Compliance Officer, Fund Management
                                             Company; and Manager of the Fraud
                                             Prevention Department, AIM Investment
                                             Services, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Todd L. Spillane -- 1958        2006       Senior Vice President, A I M Management   N/A
  Chief Compliance Officer                   Group Inc.; Senior Vice President and
                                             Chief Compliance Officer, A I M
                                             Advisors, Inc. and A I M Capital
                                             Management, Inc.; Chief Compliance
                                             Officer of The AIM Family of
                                             Funds--Registered Trademark--, Invesco
                                             Global Asset Management (N.A.), Inc.,
                                             (registered investment advisor), Invesco
                                             Institutional (N.A.), Inc., (registered
                                             investment advisor), INVESCO Private
                                             Capital Investments, Inc. (holding
                                             company), Invesco Private Capital, Inc.
                                             (registered investment advisor) and
                                             Invesco Senior Secured Management, Inc.
                                             (registered investment advisor); and
                                             Vice President, A I M Distributors, Inc.
                                             and AIM Investment Services, Inc.

                                             Formerly: Vice President, A I M Capital
                                             Management, Inc. and Fund Management
                                             Company; Global Head of Product
                                             Development, AIG-Global Investment
                                             Group, Inc.; and Chief Compliance
                                             Officer and Deputy General Counsel,
                                             AIG-SunAmerica Asset Management
-------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust
1735 Market Street, 51st      & Frankel LLP            P.O. Box 4739            Company
Floor                         1177 Avenue of the       Houston, TX 77210-4739   225 Franklin Street
Philadelphia, PA 19103-7599   Americas                                          Boston, MA 02110-2801
                              New York, NY 10036-2714


                [EDELIVERY                   Fund holdings and proxy voting information
               GO PAPERLESS

       AIMINVESTMENTS.COM/EDELIVERY          The Fund provides a complete list of its
                 GRAPHIC]                    holdings four times in each fiscal year,
                                             at the quarter-ends. For the second and
REGISTER FOR EDELIVERY                       fourth quarters, the lists appear in the
                                             Fund's semiannual and annual reports to
eDelivery is the process of receiving your   shareholders. For the first and third
fund and account information via e-mail.     quarters, the Fund files the lists with
Once your quarterly statements, tax forms,   the Securities and Exchange Commission
fund reports, and prospectuses are           (SEC) on Form N-Q. The most recent list of
available, we will send you an e-mail        portfolio holdings is available at
notification containing links to these       AIMinvestments.com. From our home page,
documents. For security purposes, you will   click on Products & Performance, then
need to log in to your account to view       Mutual Funds, then Fund Overview. Select
your statements and tax forms.               your Fund from the drop-down menu and
                                             click on Complete Quarterly Holdings.

WHY SIGN UP?                                 Shareholders can also look up the Fund's
                                             Forms N-Q on the SEC Web site at sec.gov.
Register for eDelivery to:                   Copies of the Fund's Forms N-Q may be
                                             reviewed and copied at the SEC Public

o  save your Fund the cost of printing and   Reference Room in Washington, D.C. You can
   postage.                                  obtain information on the operation of the
                                             Public Reference Room, including

o  reduce the amount of paper you receive.   information about duplicating fee charges,
                                             by calling 202-942-8090 or 800-732-0330,
o  gain access to your documents faster by   or by electronic request at the following
   not waiting for the mail.                 e-mail address: publicinfo@sec.gov. The
                                             SEC file numbers for the Fund are
o  view your documents online anytime at     811-02699 and 002-57526.
   your convenience.
                                             A description of the policies and
o  save the documents to your personal       procedures that the Fund uses to determine
   computer or print them out for your       how to vote proxies relating to portfolio
   records.                                  securities is available without charge,
                                             upon request, from our Client Services

HOW DO I SIGN UP?                            department at 800-959-4246 or on the AIM
                                             Web site, AIMinvestments.com. On the home

It's easy. Just follow these simple steps:   page, scroll down and click on Proxy
                                             Policy. The information is also available
1. Log in to your account.                   on the SEC Web site, sec.gov.

2. Click on the "Service Center" tab.        Information regarding how the Fund voted
                                             proxies related to its portfolio

3. Select "Register for eDelivery" and       securities during the 12 months ended June
   complete the consent process.             30, 2007, is available at our Web site. Go

                                             to AIMinvestments.com, access the About Us

This AIM service is provided by AIM          tab, click on Required Notices and then
Investment Services, Inc.                    click on Proxy Voting Activity. Next,
                                             select the Fund from the drop-down menu.
                                             The information is also available on the
                                             SEC Web site, sec.gov.

                                             If used after April 20, 2008, this report

                                             must be accompanied by a Fund fact sheet

                                             or by an AIM Quarterly Performance Review

                                             for the most recent quarter-end. Mutual
                                             funds and exchange-traded funds
                                             distributed by A I M Distributors, Inc.

                                             IND-AR-1     A I M Distributors, Inc.

                                                                [AIM INVESTMENTS LOGO]
                                                             -- REGISTERED TRADEMARK --

DIVERSIFIED PORTFOLIOS

                                               AIM International Allocation Fund
                               Annual Report to Shareholders - December 31, 2007

Table of Contents

Letters to Shareholders ........    2
Performance Summary ............    4
Management Discussion ..........    4
Long-term Fund Performance .....    6
Supplemental Information .......    8
Schedule of Investments ........    9
Financial Statements ...........   10
Notes to Financial Statements ..   13
Financial Highlights ...........   18
Auditor's Report ...............   24
Fund Expenses ..................   25
Tax Information ................   26
Trustees and Officers ..........   27

                                                    [COVER GLOBE IMAGE]

[AIM INVESTMENT SOLUTIONS]

        [GRAPHIC]   [GRAPHIC]
        [DOMESTIC    [FIXED
         EQUITY]     INCOME]

[GRAPHIC]   [GRAPHIC]     [GRAPHIC]
 [TARGET     [TARGET    [DIVERSIFIED
  RISK]     MATURITY]    PORTFOLIOS]

     [GRAPHIC]      [GRAPHIC]
      [SECTOR    [INTERNATIONAL/
      EQUITY]     GLOBAL EQUITY]

       [AIM INVESTMENTS LOGO]
      --REGISTERED TRADEMARK--

AIM International Allocation Fund

                    Dear Shareholders:

                    I'm pleased to provide you with this report, which includes
   [TAYLOR          a discussion of how your Fund was managed during the period
    PHOTO]          under review, and factors that affected its performance. The following pages contain important information that answers
Philip Taylor       questions you may have about your investment.

                       Despite notable volatility at points throughout the year
                    ended December 31, 2007, major stock market indexes in the U.S. and abroad generally performed well. Reasons for their favorable performance included positive economic growth, particularly overseas; strong corporate profits; and action by the U.S. Federal Reserve Board (the Fed) to lower short-term interest rates, among other factors.

                       At its mid-September 2007 meeting, the Fed cut its
                    federal funds target rate for the first time since June 2003.(1) That cut followed 17 rate increases from June 2004 to June 2006(1) and was intended to address concerns about a weak housing market and problems in the subprime mortgage market, which some feared could adversely affect the U.S. economy. The Fed cut the federal funds target rate again in late October and mid-December in response to continued economic uncertainty.

                       This kind of uncertainty can affect equity, fixed-income
                    and other markets--often suddenly and sometimes dramatically. We can help you deal with market volatility by offering a broad range of mutual funds, including:

                    o Domestic, global and international equity funds.

                    o Taxable and tax-exempt fixed-income funds.

                    o Allocation portfolios, with risk/return characteristics to match your needs.

                    o AIM Independence Funds--target-maturity funds that combine retail mutual funds and PowerShares--REGISTERED TRADEMARK-- exchange-traded funds--with risk/return characteristics that change as your target retirement date nears.

                       I encourage you to talk with your financial advisor if
                    you have concerns about your portfolio. We believe in the value of working with a trusted financial advisor who can recommend AIM funds that are appropriate for your portfolio and that address your long-term investment goals and risk tolerance regardless of prevailing short-term market conditions.

                    In conclusion

                    In May, AIM Investments' parent company changed its name from AMVESCAP PLC to Invesco Ltd., uniting our worldwide operations and global expertise under a new name. While the name of our parent company may be new to you, I can assure you that AIM's commitment to excellent customer service remains unchanged. Our highly trained, courteous client service representatives are eager to answer your questions, provide you with product information or assist you with account transactions. I encourage you to give us an opportunity to serve you by calling us at 800-959-4246.

                       We at AIM are committed to helping you achieve your
                    financial goals. We work every day to earn your trust, and we're grateful for the confidence you've placed in us.

                    Sincerely,


                    /S/ PHILIP TAYLOR
                    ------------------------------
                    Philip Taylor
                    President - AIM Funds
                    CEO, AIM Investments

                    February 11, 2008

                    Source: (1)U.S. Federal Reserve Board

                    AIM Investments--REGISTERED TRADEMARK-- is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc., A I M Capital Management, Inc., AIM Private Asset Management, Inc. and PowerShares Capital Management LLC are the investment advisors for the products and services represented by AIM Investments; they each provide investment advisory services to individual and institutional clients and do not sell securities. A I M Distributors, Inc. is the distributor for the retail mutual funds and U.S. institutional money market funds represented by AIM Investments and the exchange-traded funds managed by PowerShares Capital Management LLC. All entities are indirect wholly owned subsidiaries of Invesco Ltd.

AIM International Allocation Fund

                    Dear Fellow AIM Fund Shareholders:

                    The lines of communication are open: More than 250 of you
    [CROCKETT       have responded to the invitation I extended in my previous
      PHOTO]        letter to complete an online survey, and more than 50
                    shareholders have contacted me directly by e-mail. When I
Bruce L. Crockett   could respond quickly and easily to a shareholder's specific concern I did, but the messages for the most part raised consistent issues that I respond to here.

                       I have received many suggestions, a few complaints, and
                    one offer to buy a gold mine! In general, your letters expressed an appreciation for transparency, frankness and the opportunity to comment. Nevertheless, several shareholders found room for improvement in communications. Some would like more concise letters while others would prefer reports to be more customized for their particular information needs. With these reports going to tens of thousands of people, shareholder communications necessarily have to cover those issues common to a diverse population as well as the information required by law. The ability to change or further customize letters and reports is also affected by technology, timeliness and cost.

                       Online survey responders preferred electronic
                    communications to paper at a ratio of 63% to 37%. Direct responders expressed more of a preference for paper, especially for long reports. Electronic communications are more cost-effective than paper communications that have to be printed and mailed, so I encourage those who have resisted electronic communications to give them a try.

                       The correspondence shows that improving fund performance
                    and reducing shareholder costs remain the key shareholder concerns. Several letters noted individual funds where performance had changed for the better, while others remained dissatisfied with the returns from funds they hold. Although 75% of the online survey responders wanted to see more overall fund performance data in these letters, and 58% wanted more information on individual funds, Securities and Exchange Commission (SEC) and Financial Industry Regulatory Authority (FINRA) rules are very specific about the way fund performance can be discussed in print. Respect for those rules prevents me from commenting on individual funds or very recent results here, but I can assure you that your Board and all of its Investments subcommittees continue to work with AIM Investments to make improved performance a top priority for all fund managers.

                       Expense levels came up as another dominant issue, and no
                    respondent felt these were too low. Several shareholders questioned the need for 12b-1 fees, which cover the cost of distributing fund shares and thereby help the fund to attract new assets. Your Board reviews the funds' 12b-1 fees annually with the shareholders' best interests in mind. While your Board keeps its eye on containing or lowering these fees wherever possible, we also are mindful that 12b-1 fees may be necessary in order to maintain an effective distribution system for fund shares.

                       The value of communication between the Board and
                    shareholders has been noted within and beyond the AIM community. In the online survey, 87% of the respondents felt it was either somewhat or very important to hear directly from the Board, with 55% saying it was very important. Morningstar--TRADEMARK--, the mutual fund tracking company, also commented favorably on this channel of communication in its fall 2007 update of fund stewardship grades, where AIM was one of fewer than 10 fund boards to get an A for board quality, according to BoardIQ (11/13/07).

                       In other news, Ruth Quigley retired from your Board at
                    the end of 2007, and we thank her for her many years of dedicated service. Larry Soll has assumed Ruth's place as a vice chair of the Investments Committee. The Valuation Committee, which Ruth used to chair, has been reorganized as the Valuation, Distribution and Proxy Oversight Committee under the chairmanship of Carl Frischling. The elevation of proxy oversight to standing committee status responds to suggestions from shareholders. In addition, Prema Mathi-Davis assumed my seat on the Governance Committee, and I moved to the Audit Committee.

                      Your Board looks forward to another year of diligent
                    effort on your behalf, and we are even more strongly motivated by your feedback. The invitation remains open to e-mail me at bruce@brucecrockett.com. I look forward to hearing from you.

                    Sincerely,


                    /S/ BRUCE L. CROCKETT
                    ------------------------------
                    Bruce L. Crockett
                    Independent Chair
                    AIM Funds Board of Trustees

                    February 11, 2008

AIM International Allocation Fund

Management's discussion of Fund performance                                               are actively managed by their respective
                                                                                          management teams based on individual fund
=======================================================================================   objectives, investment strategies and
PERFORMANCE SUMMARY                                                                       management techniques. While the
                                                                                          weightings of various underlying funds in
During 2007 steady market gains in the first half of the year--aided by improving         the portfolio may vary from their targets
corporate earnings and record levels of merger and acquisition activity--were followed    during the year due to market movements,
by more erratic market increases in the second half of the year.                          we rebalance the portfolio annually to
                                                                                          maintain the target asset class
   Within this environment, we are pleased to have provided shareholders with             allocations. The Fund was rebalanced back
double-digit Fund performance at net asset value (NAV). We attribute this favorable       to target allocations of its underlying
performance to the Fund's broad diversification that permitted it to have exposure to     holdings in June of 2007.
multiple asset classes, helping the overall portfolio weather market volatility during
the year. Although results were positive for the year, the Fund slightly underperformed   Market conditions and your Fund
its style-specific index. This relative result can be attributed to the Fund's exposure
to U.S. equity markets through investments in AIM Global Value Fund.                      International markets continued their
                                                                                          ongoing five-year rally with particular
   Your Fund's long-term performance appears later in this report.                        strength in Europe, as positive economic
                                                                                          data and a strong currency drove returns
FUND VS. INDEXES                                                                          higher in the region.(1) While most major
                                                                                          international markets finished in positive
Total returns, 12/31/06-12/31/07 at NAV. Performance shown does not include applicable    territory, Japan stood out as a
CDSC or front-end sales charges, which would have reduced performance.                    significant laggard. Recent economic data
                                                                                          pointed to a lack of consumer and investor
Class A Shares                                                                    10.37%  confidence, and leading indicators
Class B Shares                                                                     9.61   suggested a recession in Japan is not out
Class C Shares                                                                     9.53   of the question. Emerging markets enjoyed
Class R Shares                                                                    10.16   strong investor optimism with China and
MSCI EAFE Index(triangle) (Broad Market Index/Style-Specific Index)               11.17   India leading performance in this market
Lipper International Multi-Cap Core Funds Index(triangle) (Peer Group Index)      12.61   segment.

SOURCE: (TRIANGLE)LIPPER INC.                                                             The performance of smaller companies,
=======================================================================================   though generally positive, lagged large
                                                                                          caps stocks during 2007.(1) The strong
How we Invest                                                                             outperformance of smaller companies over
                                                                                          the past couple of years has brought
The Fund offers investors convenient entry   International Core Equity Fund, AIM          valuations to a level where they are on
into international markets through a         International Growth Fund, AIM Global        par (or in some cases at a premium) with
single, broadly diversified portfolio that   Value Fund, AIM International Small          large cap stocks. Inefficiencies in
has the flexibility to invest across         Company Fund and AIM Developing Markets      smaller cap equities, due to the reduced
investment styles (growth, value and         Fund--to create a versatile core holding     research dedicated to them (versus large
core), market capitalizations (small and     that provides broad international            caps), however, continued to provide
large), sectors and countries, both          diversification.                             attractive investment opportunities for
emerging and developed. The resulting                                                     keen
portfolio blends five unique,                   We determine target asset class
complementary and established funds--AIM     weightings and underlying fund selections
                                             for the Fund and also monitor the Fund on
                                             an ongoing basis. The underlying funds in
                                             the portfolio

====================================================================================================================================
PORTFOLIO COMPOSITION

                                                                                                               % OF TOTAL NET ASSETS
ASSET CLASS                                  FUND                                         TARGET ALLOCATION        AS OF 12/31/07
-----------                                  ----                                         -----------------   ----------------------
International/Global Equity                  AIM Developing Markets Fund                         5.00%                 5.42%
International/Global Equity                  AIM Global Value Fund                              27.50                 26.90
International/Global Equity                  AIM International Core Equity Fund                 35.00                 35.01
International/Global Equity                  AIM International Growth Fund                      22.50                 22.94
International/Global Equity                  AIM International Small Company Fund               10.00                  9.79
Other Assets Less Liabilities                                                                   -0.06
                                                                                          Total Net Assets          $414.72 million

The Fund purchases Institutional Class shares of the underlying mutual funds.
Institutional Class shares have no sales charges. The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular fund.
====================================================================================================================================

AIM International Allocation Fund

investors. In terms of investment styles,    market equities during 2007 enabled the                   Gary Wendler
international growth stocks finally broke    fund to outperform the MSCI EAFE Index,      [RODRIGUEZ   Director of Product Strategy
a cycle of underperformance by generally     which is composed of stocks from developed     PHOTO]     and Investment Services is
outperforming international value stocks     nations. In contrast, the fund's nearly                   manager of AIM International
during 2007.(1)                              50% underweight in China, a market that      Allocation Fund. He began his career in
                                             was up significantly in 2007, detracted      the investment industry in 1986 and joined
   Against this macro-economic backdrop,     from fund performance. Extremely stretched   AIM in 1995. Mr. Wendler earned a B.B.A.
your Fund's five underlying fund holdings    valuations kept the fund managers cautious   in finance from Texas A&M University.
each registered positive, and in some        on the Chinese market.
cases double digit, returns--contributing
positively to the Fund's overall return.     o AIM GLOBAL VALUE FUND, which represents
                                             27.5% of AIM International Allocation
o AIM INTERNATIONAL GROWTH FUND, which       Fund's total target allocation,
represents 22.5% of AIM International        represented the smallest contribution to
Allocation Fund's total target allocation,   the Fund's return. Although the fund
provided the largest contribution to the     delivered positive results, exposure to
Fund's return. Holdings in emerging          the weaker U.S. market detracted from
markets such as Brazil, India and            performance. In addition, fund managers
Korea--countries not represented in the      attempted to partially limit the fund's
EAFE benchmark--contributed positively to    exposure to currency fluctuations by using
both absolute and relative results.          currency hedges. During the period, these
Despite very strong emerging markets         currency hedges detracted from the fund's
returns, however, the fund's exposure to     performance as well.
these markets remained low. This reflects
the fund's valuation discipline, which led      It is important to note that over the
to the sale of several emerging-markets      past 12 months, AIM International
stocks as we perceived their valuations      Allocation Fund, buoyed by strong
had become stretched.                        international markets, has experienced
                                             strong double-digit returns. It would be
o AIM INTERNATIONAL CORE EQUITY FUND,        imprudent for us to suggest that such a
which represents 35% of AIM International    level of performance is sustainable over
Allocation Fund's total target allocation,   the long term. Regardless of
provided the second-largest contribution     macro-economic trends, however, the Fund
to the Fund's return. Improved relative      maintained its allocations and continued
performance in larger, well-established      to offer investors convenient entry into
companies was the leading contributor to     international markets through a single,
results for the year. On a relative basis,   broadly diversified portfolio.
however, the fund's underweight position
in utilities hurt relative results as           We welcome new investors and thank all
utilities stocks within the MSCI EAFE        of our shareholders for investing in AIM
Index performed well during the period.      International Allocation Fund

o AIM INTERNATIONAL SMALL COMPANY FUND,      Source: (1)Lipper Inc.
which represents 10% of AIM International
Allocation Fund's total target allocation,   THE VIEWS AND OPINIONS EXPRESSED IN
provided the third-largest contribution to   MANAGEMENT'S DISCUSSION OF FUND
the Fund's return. Performance was driven    PERFORMANCE ARE THOSE OF A I M ADVISORS,
by the fund's ability to go "beyond the      INC. THESE VIEWS AND OPINIONS ARE SUBJECT
beaten path," which enabled fund managers    TO CHANGE AT ANY TIME BASED ON FACTORS
to identify many overlooked but rewarding    SUCH AS MARKET AND ECONOMIC CONDITIONS.
discounted quality growth opportunities      THESE VIEWS AND OPINIONS MAY NOT BE RELIED
not represented in the benchmark indexes     UPON AS INVESTMENT ADVICE OR
across both developed and emerging           RECOMMENDATIONS, OR AS AN OFFER FOR A
markets.                                     PARTICULAR SECURITY. THE INFORMATION IS
                                             NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF
o AIM DEVELOPING MARKETS FUND, which         ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR
represents 5% of AIM International           THE FUND. STATEMENTS OF FACT ARE FROM
Allocation Fund's total target allocation,   SOURCES CONSIDERED RELIABLE, BUT A I M
represented the fourth-largest               ADVISORS, INC. MAKES NO REPRESENTATION OR
contribution to the Fund's return. The       WARRANTY AS TO THEIR COMPLETENESS OR
stellar performance of emerging              ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE
                                             IS NO GUARANTEE OF FUTURE RESULTS, THESE
                                             INSIGHTS MAY HELP YOU UNDERSTAND OUR
                                             INVESTMENT MANAGEMENT PHILOSOPHY.

                                                  See important Fund and index
                                                  disclosures later in this report.

AIM International Allocation Fund

Your Fund's long-term performance

Past performance cannot guarantee            include reinvested dividends, but they do
comparable future results.                   not reflect sales charges. Performance of
                                             an index of funds reflects fund expenses
   The data shown in the chart include       and management fees; performance of a
reinvested distributions, applicable sales   market index does not. Performance shown
charges, Fund expenses and management        in the chart and table(s) does not reflect
fees. Results for Class B shares are         deduction of taxes a shareholder would pay
calculated as if a hypothetical              on Fund distributions or sale of Fund
shareholder had liquidated his entire        shares. Performance of the indexes does
investment in the Fund at the close of the   not reflect the effects of taxes.
reporting period and paid the applicable
contingent deferred sales charges. Index
results

====================================================================================================================================
Continued from page 8

About indexes used in this report            o The Fund is not managed to track the       Other information
                                             performance of any particular index,
o The MSCI EAFE--REGISTERED TRADEMARK--      including the indexes defined here, and      o The returns shown in the management's
INDEX is a free float-adjusted market        consequently, the performance of the Fund    discussion of Fund performance are based
capitalization index that is designed to     may deviate significantly from the           on net asset values calculated for
measure developed market equity              performance of the indexes.                  shareholder transactions. Generally
performance, excluding the U.S. and                                                       accepted accounting principles require
Canada.                                      o A direct investment cannot be made in an   adjustments to be made to the net assets
                                             index. Unless otherwise indicated, index     of the Fund at period end for financial
o The LIPPER INTERNATIONAL MULTI-CAP CORE    results include reinvested dividends, and    reporting purposes, and as such, the net
FUNDS INDEX is an equally weighted           they do not reflect sales charges.           asset values for shareholder transactions
representation of the largest funds in the   Performance of an index of funds reflects    and the returns based on those net asset
Lipper International Multi-Cap Core Funds    fund expenses; performance of a market       values may differ from the net asset
category. These funds typically have an      index does not.                              values and returns reported in the
average price-tocash flow ratio,                                                          Financial Highlights.
price-to-book ratio, and threeyear
sales-per-share growth value, compared to
the S&P/Citigroup World ex-U.S. BMI.

====================================================================================================================================
                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT
Fund and index data from 10/31/05

           AIM INTERNATIONAL   AIM INTERNATIONAL   AIM INTERNATIONAL   AIM INTERNATIONAL               LIPPER INTERNATIONAL
            ALLOCATION FUND-    ALLOCATION FUND-    ALLOCATION FUND-    ALLOCATION FUND-   MSCI EAFE      MULTI-CAP CORE
  DATE       CLASS A SHARES      CLASS B SHARES      CLASS C SHARES      CLASS R SHARES     INDEX(1)      FUNDS INDEX(1)

10/31/05         $9,450             $10,000             $10,000             $10,000         $10,000           $10,000
   11/05           9768               10336               10336               10336           10245             10199
   12/05          10186               10765               10765               10777           10721             10670
    1/06          10870               11480               11480               11492           11380             11291
    2/06          10860               11469               11469               11482           11354             11266
    3/06          11232               11851               11851               11874           11729             11637
    4/06          11717               12354               12354               12378           12289             12188
    5/06          11280               11881               11881               11915           11812             11692
    6/06          11204               11790               11790               11834           11811             11637
    7/06          11357               11951               11951               11995           11928             11758
    8/06          11670               12272               12272               12327           12256             12074
    9/06          11727               12323               12323               12377           12275             12114
   10/06          12137               12745               12745               12811           12752             12543
   11/06          12498               13117               13117               13194           13133             12931
   12/06          12878               13508               13508               13588           13545             13326
    1/07          13024               13651               13651               13742           13637             13446
    2/07          12985               13610               13601               13701           13747             13432
    3/07          13334               13968               13959               14059           14097             13803
    4/07          13857               14499               14500               14612           14724             14354
    5/07          14254               14908               14909               15021           14982             14774
    6/07          14264               14908               14899               15021           15000             14817
    7/07          14022               14643               14644               14775           14779             14543
    8/07          13935               14540               14531               14673           14548             14435
    9/07          14496               15122               15124               15267           15327             15224
   10/07          15204               15846               15848               16005           15929             15926
   11/07          14362               14957               14959               15113           15405             15270
   12/07          14211               14508               14798               14968           15058             15006
====================================================================================================================================

                                                                                                              Source: (1)Lipper Inc.

AIM International Allocation Fund

==========================================
AVERAGE ANNUAL TOTAL RETURNS                    CLASS A SHARE PERFORMANCE REFLECTS THE
                                             MAXIMUM 5.50% SALES CHARGE, AND CLASS B
As of 12/31/07, including maximum            AND CLASS C SHARE PERFORMANCE REFLECTS THE
applicable sales charges                     APPLICABLE CONTINGENT DEFERRED SALES
                                             CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE
CLASS A SHARES                               CDSC ON CLASS B SHARES DECLINES FROM 5%
Inception (10/31/05)                 17.60%  BEGINNING AT THE TIME OF PURCHASE TO 0% AT
   1 Year                             4.33   THE BEGINNING OF THE SEVENTH YEAR. THE
                                             CDSC ON CLASS C SHARES IS 1% FOR THE FIRST
CLASS B SHARES                               YEAR AFTER PURCHASE. CLASS R SHARES DO NOT
Inception (10/31/05)                 18.73%  HAVE A FRONT-END SALES CHARGE; RETURNS
   1 Year                             4.61   SHOWN ARE AT NET ASSET VALUE AND DO NOT
                                             REFLECT A 0.75% CDSC THAT MAY BE IMPOSED
CLASS C SHARES                               ON A TOTAL REDEMPTION OF RETIREMENT PLAN
Inception (10/31/05)                 19.82%  ASSETS WITHIN THE FIRST YEAR.
   1 Year                             8.53
                                                THE PERFORMANCE OF THE FUND'S SHARE
CLASS R SHARES                               CLASSES WILL DIFFER PRIMARILY DUE TO
Inception (10/31/05)                 20.45%  DIFFERENT SALES CHARGE STRUCTURES AND
   1 Year                            10.16   CLASS EXPENSES.
==========================================
                                                HAD THE ADVISOR NOT WAIVED FEES AND/OR
THE PERFORMANCE DATA QUOTED REPRESENT PAST   REIMBURSED EXPENSES, PERFORMANCE WOULD
PERFORMANCE AND CANNOT GUARANTEE             HAVE BEEN LOWER.
COMPARABLE FUTURE RESULTS; CURRENT
PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE      A REDEMPTION FEE OF 2% WILL BE IMPOSED
VISIT AIMINVESTMENTS.COM FOR THE MOST        ON CERTAIN REDEMPTIONS OR EXCHANGES OUT OF
RECENT MONTH-END PERFORMANCE. PERFORMANCE    THE FUND WITHIN 30 DAYS OF PURCHASE.
FIGURES REFLECT REINVESTED DISTRIBUTIONS,    EXCEPTIONS TO THE REDEMPTION FEE ARE
CHANGES IN NET ASSET VALUE AND THE EFFECT    LISTED IN THE FUND'S PROSPECTUS.
OF THE MAXIMUM SALES CHARGE UNLESS
OTHERWISE STATED. INVESTMENT RETURN AND      (1) Total annual operating expenses less
PRINCIPAL VALUE WILL FLUCTUATE SO THAT YOU   any contractual fee waivers and/or expense
MAY HAVE A GAIN OR LOSS WHEN YOU SELL        reimbursements by the advisor in effect
SHARES.                                      through at least June 30, 2008. See
                                             current prospectus for more information.
   THE NET ANNUAL FUND OPERATING EXPENSE
RATIO SET FORTH IN THE MOST RECENT FUND      (2) The expense ratio includes acquired
PROSPECTUS AS OF THE DATE OF THIS REPORT     fund fees and expenses of the underlying
FOR CLASS A, CLASS B, CLASS C AND CLASS R    funds in which the Fund invests 1.01% for
SHARES WAS 1.45%, 2.20%, 2.20% AND 1.70%,    Class A, B, C and R shares of AIM
RESPECTIVELY.(1, 2) THE TOTAL ANNUAL FUND    International Allocation Fund.
OPERATING EXPENSE RATIO SET FORTH IN THE
MOST RECENT FUND PROSPECTUS AS OF THE DATE
OF THIS REPORT FOR CLASS A, CLASS B, CLASS
C AND CLASS R SHARES WAS 1.85%, 2.60%,
2.60% AND 2.10%, RESPECTIVELY.(2) THE
EXPENSE RATIOS PRESENTED ABOVE MAY VARY
FROM THE EXPENSE RATIOS PRESENTED IN OTHER
SECTIONS OF THIS REPORT THAT ARE BASED ON
EXPENSES INCURRED DURING THE PERIOD
COVERED BY THIS REPORT.

                                                                                          ==========================================
                                                                                          FOR A DISCUSSION OF THE RISKS OF INVESTING
                                                                                          IN YOUR FUND AND INDEXES USED IN THIS
                                                                                          REPORT, PLEASE TURN THE PAGE.
                                                                                          ==========================================

AIM International Allocation Fund

AIM INTERNATIONAL ALLOCATION FUND'S INVESTMENT OBJECTIVE IS TO PROVIDE LONG-TERM GROWTH OF CAPITAL.

o Unless otherwise stated, information presented in this report is as of December 31, 2007, and is based on total net assets.

o Unless otherwise noted, all data in this report are from A I M Management Group Inc.

About share classes                          receive higher fees from certain             accounting controls and standards.
                                             underlying funds than others. However, as
o Class B shares are not available as an     a fiduciary of the Fund, the advisor is      o Lower rated securities may be more
investment for retirement plans maintained   required to act in the Fund's best           susceptible to real or perceived adverse
pursuant to Section 401 of the Internal      interest when selecting the underlying       economic and competitive industry
Revenue Code, including 401(k) plans,        funds. Because the Fund is a fund of         conditions, and may be less liquid than
money purchase pension plans and profit      funds, the Fund is subject to the risks      higher grade securities. The loans in
sharing plans, except for plans that have    associated with the underlying funds in      which the Fund may invest are typically
existing accounts invested in Class B        which it invests. There are additional       noninvestment-grade and involve a greater
shares.                                      risks of investing in the underlying         risk of default on interest and principal
                                             funds.                                       payments and of price changes due to the
o Class R shares are available only to                                                    changes in the credit quality of the
certain retirement plans. Please see the     Principal risks of investing in the          issuer.
prospectus for more information.             underlying Funds
                                                                                          o Interest rate risk refers to the risk
Principal risks of investing in the Fund     o To the extent the Fund holds cash or       that bond prices generally fall as
                                             cash equivalents rather than equity          interest rates rise; conversely, bond
o The Fund pursues its investment            securities for risk management purposes,     prices generally rise as interest rates
objectives by investing its assets in        the Fund may not achieve its investment      fall.
other underlying funds that are a part of    objective.
The AIM Family of Funds rather than                                                       o The prices of initial public offering
investing directly in stocks, bonds, cash    o The value of convertible securities in     (IPO) securities may go up and down more
or other investments. The Fund's             which the Fund invests may be affected by    than prices of equity securities of
investment performance depends on the        market interest rates-the risk that the      companies with longer trading histories.
investment performance of the underlying     issuer may default on interest or            In addition, companies offering securities
funds. There is risk that the advisor's      principal payments and the value of the      in IPOs may have less experienced
evaluations and assumptions regarding the    underlying common stock into which these     management or limited operating histories.
Fund's broad asset classes or the            securities may be converted may decline as   There can be no assurance that the fund
underlying funds may be incorrect based on   a result.                                    will have favorable IPO investment
actual market conditions, or that the Fund                                                opportunities.
will vary from the target weightings in      o Credit risk is the risk of loss on an
the underlying funds due to factors such     investment due to the deterioration of an    o The Fund may use enhanced investment
as market fluctuations. There can be no      issuer's financial health. Such a            techniques such as leveraging, derivatives
assurance that the underlying funds will     deterioration of financial health may        and short sales. Leveraging entails risks
achieve their investment objectives, and     result in a reduction of the credit rating   such as magnifying changes in the value of
the performance of the underlying funds      of the issuer's securities and may lead to   the portfolio's securities. Derivatives
may be lower than the asset class. The       the issuer's inability to honor its          are subject to counterparty risk-the risk
underlying funds may change their            contractual obligations, including making    that the other party will not complete the
investment objectives or policies without    timely payment of interest and principal.    transaction with the Fund. Short sales
the approval of the Allocation Funds. If                                                  carry the risk of buying a security back
that were to occur, the Allocation Funds     o Prices of equity securities change in      at a higher price at which the Fund's
might be forced to withdraw their            response to many factors including the       exposure is unlimited.
investments from the underlying funds at     historical and prospective earnings of the
an unfavorable time. The advisor has the     issuer, the value of its assets, general     o The prices of securities held by the
ability to select and substitute the         economic conditions, interest rates,         Fund may decline in response to market
underlying funds in which the Fund invests   investor perceptions and market liquidity.   risks.
and may be subject to potential conflicts
of interest in selecting underlying funds    o Foreign securities have additional         o Nondiversification increases the risk
because it may                               risks, including exchange rate changes,      that the value of the Fund's shares may
                                             political and economic upheaval, the         vary more widely, and the Fund may be
                                             relative lack of information, relatively     subject to greater investment and credit
                                             low market liquidity, and the potential      risk than if the Fund invested more
                                             lack of strict financial and                 broadly.

=======================================================================================                          Continued on page 6
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS,     ==========================================
WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.           FUND NASDAQ SYMBOLS
INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
=======================================================================================   Class A Shares                       AINAX
                                                                                          Class B Shares                       INABX
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE                                     Class C Shares                       INACX
                                                                                          Class R Shares                       RINAX
AIMINVESTMENTS.COM                                                                        ==========================================

AIM International Allocation Fund

SCHEDULE OF INVESTMENTS

December 31,2007
SCHEDULE OF INVESTMENTS IN AFFILIATED ISSUERS-100.06%(a)

                                                                                               CHANGE IN
                                      % OF                                                     UNREALIZED
                                       NET        VALUE         PURCHASES       PROCEEDS      APPRECIATION
                                     ASSETS      12/31/06        AT COST       FROM SALES     (DEPRECIATION)
------------------------------------------------------------------------------------------------------------
AIM Developing Markets Fund            5.42%   $ 10,502,640    $ 10,412,100    $(2,206,808)    $ 2,957,622
------------------------------------------------------------------------------------------------------------
AIM Global Value Fund                 26.90%     51,003,944      66,331,888     (1,030,524)     (4,794,028)
------------------------------------------------------------------------------------------------------------
AIM International Core Equity Fund    35.01%     66,173,490      85,750,467     (1,327,316)     (5,594,106)
------------------------------------------------------------------------------------------------------------
AIM International Growth Fund         22.94%     43,983,393      48,610,441       (853,013)      3,141,480
------------------------------------------------------------------------------------------------------------
AIM International Small Co. Fund       9.79%     19,379,317      27,005,961     (1,793,363)     (4,443,296)
============================================================================================================
TOTAL INVESTMENTS IN AFFILIATED
  MUTUAL FUNDS (Cost $411,432,103)   100.06%   $191,042,784    $238,110,857    $(7,211,024)    $(8,732,328)
============================================================================================================
OTHER ASSETS LESS LIABILITIES         (0.06)%
============================================================================================================
NET ASSETS                           100.00%
____________________________________________________________________________________________________________
============================================================================================================


                                      REALIZED       DIVIDEND           SHARES         VALUE
                                     GAIN (LOSS)      INCOME           12/31/07       12/31/07
------------------------------------------------------------------------------------------------
AIM Developing Markets Fund          $ 1,681,686    $  218,793          666,883     $ 22,480,628
------------------------------------------------------------------------------------------------
AIM Global Value Fund                  3,384,143     2,403,580        7,075,371      111,578,603
------------------------------------------------------------------------------------------------
AIM International Core Equity Fund    10,118,419     3,631,881        10,083,620     145,204,135
------------------------------------------------------------------------------------------------
AIM International Growth Fund          5,255,270       814,103        2,930,290       95,117,220
------------------------------------------------------------------------------------------------
AIM International Small Co. Fund       7,042,002     1,756,962        1,807,436       40,595,010
================================================================================================
TOTAL INVESTMENTS IN AFFILIATED
  MUTUAL FUNDS (Cost $411,432,103)   $27,481,520(b) $8,825,319                      $414,975,596
================================================================================================
OTHER ASSETS LESS LIABILITIES                                                           (254,326)
================================================================================================
NET ASSETS                                                                          $414,721,270
________________________________________________________________________________________________
================================================================================================

Notes to Schedule of Investments:

(a) Each underlying fund and the Fund are affiliated by either having the same investment advisor or an investment advisor under common control with the Fund's investment advisor. The Fund invests in Institutional Class shares of the mutual funds listed.
(b) Includes $25,716,213 of capital gains from affiliated underlying funds.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM International Allocation Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS:

Investments in affiliated underlying funds,
  at value (Cost $411,432,103)                 $414,975,596
===========================================================
Receivables for:
  Fund shares sold                                1,222,826
-----------------------------------------------------------
  Fund expenses absorbed                             17,728
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                7,576
-----------------------------------------------------------
Other assets                                         39,085
===========================================================
     Total assets                               416,262,811
___________________________________________________________
===========================================================


LIABILITIES:

Payables for:
  Investments purchased -- affiliated
     underlying funds                               527,212
-----------------------------------------------------------
  Fund shares reacquired                            620,249
-----------------------------------------------------------
  Trustee deferred compensation and
     retirement plans                                12,278
-----------------------------------------------------------
Accrued distribution fees                           171,026
-----------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                              520
-----------------------------------------------------------
Accrued transfer agent fees                         140,805
-----------------------------------------------------------
Accrued operating expenses                           69,451
===========================================================
     Total liabilities                            1,541,541
===========================================================
Net assets applicable to shares outstanding    $414,721,270
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $385,576,150
-----------------------------------------------------------
Undistributed net investment income                 121,739
-----------------------------------------------------------
Undistributed net realized gain                  25,479,888
-----------------------------------------------------------
Unrealized appreciation                           3,543,493
===========================================================
                                               $414,721,270
___________________________________________________________
===========================================================


NET ASSETS:

Class A                                        $280,139,984
___________________________________________________________
===========================================================
Class B                                        $ 40,465,657
___________________________________________________________
===========================================================
Class C                                        $ 89,840,516
___________________________________________________________
===========================================================
Class R                                        $  4,210,747
___________________________________________________________
===========================================================
Institutional Class                            $     64,366
___________________________________________________________
===========================================================


SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          19,805,709
___________________________________________________________
===========================================================
Class B                                           2,878,545
___________________________________________________________
===========================================================
Class C                                           6,393,067
___________________________________________________________
===========================================================
Class R                                             298,299
___________________________________________________________
===========================================================
Institutional Class                                   4,541
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      14.14
-----------------------------------------------------------
  Maximum offering price per share:
     (Net asset value of $14.14 divided by
       94.50%)                                 $      14.96
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
     share                                     $      14.06
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
     share                                     $      14.05
___________________________________________________________
===========================================================
Class R:
  Net asset value and offering price per
     share                                     $      14.12
___________________________________________________________
===========================================================
Institutional Class:
  Net asset value and offering price per
     share                                     $      14.17
___________________________________________________________
===========================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM International Allocation Fund

STATEMENT OF OPERATIONS

For the year ended December 31, 2007

INVESTMENT INCOME:

Dividends from affiliated funds                               $ 8,825,319
-------------------------------------------------------------------------
Other Income                                                          423
=========================================================================
     Total investment income                                    8,825,742
=========================================================================


EXPENSES:

Administrative services fees                                      115,677
-------------------------------------------------------------------------
Custodian fees                                                      8,229
-------------------------------------------------------------------------
Distribution fees:

  Class A                                                         556,352
-------------------------------------------------------------------------
  Class B                                                         338,868
-------------------------------------------------------------------------
  Class C                                                         697,941
-------------------------------------------------------------------------
  Class R                                                          13,687
-------------------------------------------------------------------------
Transfer agent fees -- A, B, C and R                              738,791
-------------------------------------------------------------------------
Transfer agent fees -- Institutional                                   32
-------------------------------------------------------------------------
Trustees' and officer's fees and benefits                          24,692
-------------------------------------------------------------------------
Other                                                             251,530
=========================================================================
     Total expenses                                             2,745,799
=========================================================================
Less: Expenses reimbursed and expense offset arrangement(s)      (547,704)
=========================================================================
     Net expenses                                               2,198,095
=========================================================================
Net investment income                                           6,627,647
=========================================================================


REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS IN
  AFFILIATED UNDERLYING FUND SHARES:

Net realized gain on sales of affiliated underlying fund
  shares                                                        1,765,308
-------------------------------------------------------------------------
Net realized gain from distributions of affiliated
  underlying fund shares                                       25,716,213
-------------------------------------------------------------------------
Net realized gain from affiliated underlying fund shares       27,481,521
-------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of
  affiliated underlying fund shares                            (8,732,328)
-------------------------------------------------------------------------
Net gain from affiliated underlying funds                      18,749,193
=========================================================================
Net increase in net assets resulting from operations          $25,376,840
_________________________________________________________________________
=========================================================================


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM International Allocation Fund

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2007 and 2006

                                                                  2007            2006
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $  6,627,647    $  2,865,477
------------------------------------------------------------------------------------------
  Net realized gain                                             27,481,521       5,489,776
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)          (8,732,328)     12,278,882
==========================================================================================
    Net increase in net assets resulting from operations        25,376,840      20,634,135
==========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                       (4,912,958)     (2,075,075)
------------------------------------------------------------------------------------------
  Class B                                                         (482,883)       (276,170)
------------------------------------------------------------------------------------------
  Class C                                                       (1,057,738)       (497,063)
------------------------------------------------------------------------------------------
  Class R                                                          (64,616)        (16,255)
------------------------------------------------------------------------------------------
  Institutional Class                                               (1,257)         (1,231)
==========================================================================================
    Total distributions from net investment income              (6,519,452)     (2,865,794)
==========================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                       (4,929,576)       (204,559)
------------------------------------------------------------------------------------------
  Class B                                                         (724,382)        (34,974)
------------------------------------------------------------------------------------------
  Class C                                                       (1,586,910)        (62,948)
------------------------------------------------------------------------------------------
  Class R                                                          (73,236)         (1,731)
------------------------------------------------------------------------------------------
  Institutional Class                                               (1,132)           (113)
==========================================================================================
    Total distributions from net realized gains                 (7,315,236)       (304,325)
==========================================================================================
    Decrease in net assets resulting from distributions        (13,834,688)     (3,170,119)
==========================================================================================
Share transactions-net:
  Class A                                                      142,842,274     111,990,864
------------------------------------------------------------------------------------------
  Class B                                                       17,259,257      18,276,188
------------------------------------------------------------------------------------------
  Class C                                                       47,695,599      34,312,685
------------------------------------------------------------------------------------------
  Class R                                                        3,114,835         889,618
------------------------------------------------------------------------------------------
  Institutional Class                                              (11,107)          1,359
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                              210,900,858     165,470,714
==========================================================================================
    Net increase in net assets                                 222,443,010     182,934,730
==========================================================================================

NET ASSETS:

  Beginning of year                                            192,278,260       9,343,530
==========================================================================================
  End of year (including undistributed net investment income
    of $121,739 and $13,544, respectively)                    $414,721,270    $192,278,260
__________________________________________________________________________________________
==========================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM International Allocation Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2007

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM International Allocation Fund (the "Fund") is a series portfolio of AIM Growth Series (the "Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seventeen separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to provide long-term growth of capital. The Fund is a "fund of funds", in that it invests in the Institutional Class of other mutual funds ("underlying funds") advised by A I M Advisors, Inc. ("AIM"). AIM may change the Fund's asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund's accounting policies are outlined in the underlying fund's financial statements and are available upon request.

A. SECURITY VALUATIONS -- Investments in underlying funds are valued at the end of the day net asset value per share.

       Securities in the underlying funds, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

       Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

       Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity.

AIM International Allocation Fund

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from ordinary income and short term gains from underlying funds, if any, are recorded as dividend income on ex-dividend date. Distributions from net realized capital gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date. Interest income is recorded on the accrual basis from settlement date.

     The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

       The Fund files tax returns in the U.S. federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the tax period.

E. EXPENSES -- Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the underlying funds. The effects of underlying funds expenses are included in earnings from the investments in the underlying funds.

       Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

G. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

H. REDEMPTION FEES -- The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions, including exchanges of shares held less than 30 days. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with AIM. Under the terms of the investment advisory agreement, the Fund does not pay an advisory fee. However, the Fund pays advisory fees to AIM indirectly as a shareholder of the underlying funds

    AIM has contractually agreed to reimburse expenses to the extent necessary to limit other expenses (excluding certain items discussed below including Rule 12b-1 plan fund) of Class A, Class B, Class C, Class R and Institutional Class shares to 0.18% of average daily net assets, respectively, through at least June 30, 2008. In determining the advisor's obligation to reimburse expenses, the following expenses are not taken into account, and will cause other expenses to exceed the numbers reflected above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; (vii) expenses of the underlying funds that are paid indirectly as a result of share ownership of the underlying funds; and (viii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement with Invesco Ltd. ("Invesco") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund.

    For the year ended December 31, 2007, AIM reimbursed $526,649 of class level expenses of Class A, Class B, Class C and R Class shares in proportion to the net assets of each class.

    At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended December 31, 2007, Invesco reimbursed expenses of the Fund in the amount of $1,543.

    The Trust has entered into a master administrative services agreement with AIM pursuant to which the Fund has agreed to pay AIM for certain administrative costs incurred in providing accounting services, to the Fund. For the year ended December 31, 2007, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

    The Trust has entered into a transfer agency and service agreement with AIM Investment Services, Inc. ("AIS") pursuant to which the Fund has agreed to pay AIS a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course

AIM International Allocation Fund

of providing such services. AIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by AIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended December 31, 2007, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority ("FINRA"), formerly known as National Association of Securities Dealers, impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended December 31, 2007, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2007, ADI advised the Fund that ADI retained $270,466 in front-end sales commissions from the sale of Class A shares and $6,515, $41,579, $15,529 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed on redemptions by shareholders.

    The underlying funds pay no distribution fees and the Fund pays no sales loads or other similar compensation to ADI for acquiring underlying fund shares.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

NOTE 3--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2007, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $19,512.

NOTE 4--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2007, the Fund paid legal fees of $4,304 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--BORROWINGS

The Fund is a party to an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM, which are parties to the credit facility, can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2007, the Fund did not borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the contractually agreed upon rate.

AIM International Allocation Fund

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2007 and 2006 was as follows:

                                                                 2007           2006
---------------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                               $ 6,519,452    $3,042,670
---------------------------------------------------------------------------------------
Long-term capital gain                                          7,315,236       127,449
=======================================================================================
  Total distributions                                         $13,834,688    $3,170,119
_______________________________________________________________________________________
=======================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2007, the components of net assets on a tax basis were as follows:

                                                                  2007
--------------------------------------------------------------------------
Undistributed ordinary income                                 $    132,842
--------------------------------------------------------------------------
Undistributed long-term gain                                    25,480,655
--------------------------------------------------------------------------
Net unrealized appreciation -- investments                       3,542,726
--------------------------------------------------------------------------
Temporary book/tax differences                                     (11,103)
--------------------------------------------------------------------------
Shares of beneficial interest                                  385,576,150
==========================================================================
  Total net assets                                            $414,721,270
__________________________________________________________________________
==========================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    The Fund does not have a capital loss carryforward as of December 31, 2007.

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2007 was $238,110,857 and $7,211,024, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities         $12,690,001
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities        (9,147,275)
===============================================================================
Net unrealized appreciation of investment securities               $ 3,542,726
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $411,432,870.

AIM International Allocation Fund

NOTE 8--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A, Class B, Class C, Class R and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to a CDSC. Class B shares and Class C shares are sold with a CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class R shares are subject to a CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.


                                             CHANGES IN SHARES OUTSTANDING
-----------------------------------------------------------------------------------------------------------------------
                                                                                     YEAR ENDED
                                                                                    DECEMBER 31,
                                                              ---------------------------------------------------------
                                                                       2007(a)                         2006
                                                              --------------------------    ---------------------------
                                                                SHARES         AMOUNT         SHARES          AMOUNT
-----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                     11,880,798    $169,089,634      9,993,221    $121,413,453
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                      1,674,498      23,632,252      1,656,660      19,924,547
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                      3,826,633      54,094,130      3,182,037      38,416,639
-----------------------------------------------------------------------------------------------------------------------
  Class R                                                        237,750       3,410,218         80,803         977,141
-----------------------------------------------------------------------------------------------------------------------
  Institutional Class                                              3,740          53,500             --              --
=======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        670,710       9,282,552        159,634       2,107,164
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                         82,234       1,130,716         21,893         287,898
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                        183,014       2,516,072         40,169         527,823
-----------------------------------------------------------------------------------------------------------------------
  Class R                                                          9,911         136,869          1,336          17,604
-----------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                172           2,389            102           1,344
=======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        220,322       3,154,290         46,811         572,375
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (222,068)     (3,154,290)       (47,032)       (572,375)
=======================================================================================================================
Reacquired:(b)
  Class A                                                     (2,707,228)    (38,684,202)    (1,004,557)    (12,102,128)
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (306,637)     (4,349,421)      (114,606)     (1,363,882)
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (627,331)     (8,914,603)      (392,394)     (4,631,777)
-----------------------------------------------------------------------------------------------------------------------
  Class R                                                        (30,039)       (432,252)        (8,344)       (105,127)
-----------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             (4,567)        (66,996)            --              15
=======================================================================================================================
                                                              14,891,912    $210,900,858     13,615,733    $165,470,714
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a) There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 31% of the outstanding shares of the Fund. ADI has an agreement with these entities to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b) Net of redemption fees of $15,005 and $19,325 which were allocated among the classes based on relative net assets of each class for the year ended December 31, 2007 and 2006, respectively.

NOTE 9--SIGNIFICANT EVENT

    At a meeting held on December 13, 2007, the Board of Trustees of Trust approved certain proposals to be presented for shareholder approval at a special meeting of the shareholders of the Trust intended to be held on February 29, 2008 (the "Special Meeting"). At the Special Meeting, shareholders of record as of the close of business on November 30, 2007, are entitled to vote their respective shares on several proposals that including, among others the following proposal(s).

    New proposed sub-advisory agreement between A I M Advisors, Inc. ("AIM") and each of AIM Funds Management Inc., Invesco Asset Management Deutschland, GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc. and Invesco Senior Secured Management, Inc. (collectively, the "Affiliated Sub-Advisers") (the "New Sub-advisory Arrangements"). This proposal is intended to benefit the Fund and its shareholders by permitting AIM to utilize the additional resources and talent of these affiliated sub-advisers in managing the Fund. Because AIM would pay all of the sub-advisory fees of the sub-advisers, the new sub-advisory arrangements would not affect the fees the Fund pays pursuant to the advisory agreement. If approved by shareholders, the New Sub-advisory Arrangements are expected to become effective on or about May 1, 2008.

AIM International Allocation Fund


NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                 CLASS A
                                                              ----------------------------------------------
                                                                    YEAR ENDED            OCTOBER 31, 2005
                                                                   DECEMBER 31,          (COMMENCEMENT DATE)
                                                              -----------------------      TO DECEMBER 31,
                                                                2007           2006             2005
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  13.29       $  10.71          $ 10.12
------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                        0.32           0.42             0.32
------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          1.05           2.41             0.47
============================================================================================================
    Total from investment operations                              1.37           2.83             0.79
============================================================================================================
Less distributions:
  Dividends from net investment income                           (0.26)         (0.23)           (0.20)
------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.26)         (0.02)              --
============================================================================================================
    Total distributions                                          (0.52)         (0.25)           (0.20)
============================================================================================================
Redemption fees added to shares of beneficial interest            0.00           0.00               --
============================================================================================================
Net asset value, end of period                                $  14.14       $  13.29          $ 10.71
____________________________________________________________________________________________________________
============================================================================================================
Total return(b)                                                  10.37%         26.42%            7.78%
____________________________________________________________________________________________________________
============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $280,140       $129,474          $ 5,848
____________________________________________________________________________________________________________
============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  0.44%(c)       0.44%            0.43%(d)
------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               0.60%(c)       0.84%            7.30%(d)
============================================================================================================
Estimated acquired fund fees from underlying funds(e)             0.96%          1.01%            1.15%
============================================================================================================
Ratio of net investment income to average net assets              2.25%(c)       3.36%           17.87%(d)
____________________________________________________________________________________________________________
============================================================================================================
Portfolio turnover rate(f)                                           2%             2%             0.3%
____________________________________________________________________________________________________________
============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year
(c)  Ratios are based on average daily net assets of $222,540,726.
(d)  Annualized.
(e) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return.
(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM International Allocation Fund

                                                                                CLASS B
                                                              --------------------------------------------
                                                                   YEAR ENDED           OCTOBER 31, 2005
                                                                  DECEMBER 31,         (COMMENCEMENT DATE)
                                                              ---------------------       DECEMBER 31,
                                                               2007          2006             2005
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 13.23       $ 10.70          $10.12
----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                       0.21          0.32            0.31
----------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         1.05          2.41            0.46
==========================================================================================================
    Total from investment operations                             1.26          2.73            0.77
==========================================================================================================
Less distributions:
  Dividends from net investment income                          (0.17)        (0.18)          (0.19)
----------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.26)        (0.02)             --
==========================================================================================================
    Total distributions                                         (0.43)        (0.20)          (0.19)
==========================================================================================================
Redemption fees added to shares of beneficial interest           0.00          0.00              --
==========================================================================================================
Net asset value, end of period                                $ 14.06       $ 13.23          $10.70
__________________________________________________________________________________________________________
==========================================================================================================
Total return(b)                                                  9.61%        25.50%           7.65%
__________________________________________________________________________________________________________
==========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $40,466       $21,839          $1,430
__________________________________________________________________________________________________________
==========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.19%(c)      1.19%           1.18%(d)
----------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.34%(c)      1.59%           8.05%(d)
==========================================================================================================
Estimated acquired fund fees from underlying funds(e)            0.96%         1.01%           1.15%
==========================================================================================================
Ratio of net investment income to average net assets             1.50%(c)      2.61%          17.12%(d)
__________________________________________________________________________________________________________
==========================================================================================================
Portfolio turnover rate(f)                                          2%            2%            0.3%
__________________________________________________________________________________________________________
==========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $33,886,778.
(d)  Annualized.
(e) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return.
(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM International Allocation Fund

                                                                                CLASS C
                                                              --------------------------------------------
                                                                   YEAR ENDED           OCTOBER 31, 2005
                                                                  DECEMBER 31,         (COMMENCEMENT DATE)
                                                              ---------------------      TO DECEMBER 31,
                                                               2007          2006             2005
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 13.23       $ 10.70          $10.12
----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                       0.21          0.32            0.31
----------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         1.04          2.41            0.46
==========================================================================================================
    Total from investment operations                             1.25          2.73            0.77
==========================================================================================================
Less distributions:
  Dividends from net investment income                          (0.17)        (0.18)          (0.19)
----------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.26)        (0.02)             --
==========================================================================================================
    Total distributions                                         (0.43)        (0.20)          (0.19)
==========================================================================================================
Redemption fees added to shares of beneficial interest           0.00          0.00              --
==========================================================================================================
Net asset value, end of period                                $ 14.05       $ 13.23          $10.70
__________________________________________________________________________________________________________
==========================================================================================================
Total return(b)                                                  9.53%        25.50%           7.65%
__________________________________________________________________________________________________________
==========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $89,841       $39,826          $1,937
__________________________________________________________________________________________________________
==========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.19%(c)      1.19%           1.18%(d)
----------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.35%(c)      1.59%           8.05%(d)
==========================================================================================================
Estimated acquired fund fees from underlying funds(e)            0.96%         1.01%           1.15%
==========================================================================================================
Ratio of net investment income to average net assets             1.50%(c)      2.61%          17.12%(d)
__________________________________________________________________________________________________________
==========================================================================================================
Portfolio turnover rate(f)                                          2%            2%            0.3%
__________________________________________________________________________________________________________
==========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $69,794,119.
(d)  Annualized.
(e) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return.
(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM International Allocation Fund

                                                                               CLASS R
                                                              ------------------------------------------
                                                                  YEAR ENDED          OCTOBER 31, 2005
                                                                 DECEMBER 31,        (COMMENCEMENT DATE)
                                                              -------------------      TO DECEMBER 31,
                                                               2007         2006            2005
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $13.27       $10.71          $10.12
--------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                      0.29         0.39            0.32
--------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)        1.05         2.40            0.46
========================================================================================================
    Total from investment operations                            1.34         2.79            0.78
========================================================================================================
Less distributions:
  Dividends from net investment income                         (0.23)       (0.21)          (0.19)
--------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        (0.26)       (0.02)             --
========================================================================================================
    Total distributions                                        (0.49)       (0.23)          (0.19)
========================================================================================================
Redemption fees added to shares of beneficial interest          0.00         0.00              --
========================================================================================================
Net asset value, end of period                                $14.12       $13.27          $10.71
________________________________________________________________________________________________________
========================================================================================================
Total return(b)                                                10.16%       26.07%           7.77%
________________________________________________________________________________________________________
========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $4,211       $1,071          $   74
________________________________________________________________________________________________________
========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                0.69%(c)     0.69%           0.68%(d)
--------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements             0.85%(c)     1.09%           7.55%(d)
========================================================================================================
Estimated acquired fund fees from underlying funds(e)           0.96%        1.01%           1.15%
========================================================================================================
Ratio of net investment income to average net assets            2.00%(c)     3.11%          17.62%(d)
________________________________________________________________________________________________________
========================================================================================================
Portfolio turnover rate(f)                                         2%           2%            0.3%
________________________________________________________________________________________________________
========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year
(c)  Ratios are based on average daily net assets of $2,737,413.
(d)  Annualized.
(e) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return.
(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM International Allocation Fund

                                                                         INSTITUTIONAL CLASS
                                                              ------------------------------------------
                                                                  YEAR ENDED          OCTOBER 31, 2005
                                                                 DECEMBER 31,        (COMMENCEMENT DATE)
                                                              -------------------      TO DECEMBER 31,
                                                               2007         2006            2005
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $13.31       $10.72          $10.12
--------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                      0.36         0.44            0.32
--------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)        1.05         2.41            0.48
========================================================================================================
    Total from investment operations                            1.41         2.85            0.80
========================================================================================================
Less distributions:
  Dividends from net investment income                         (0.29)       (0.24)          (0.20)
--------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        (0.26)       (0.02)             --
========================================================================================================
    Total distributions                                        (0.55)       (0.26)          (0.20)
========================================================================================================
Redemption fees added to shares of beneficial interest          0.00         0.00              --
========================================================================================================
Net asset value, end of period                                $14.17       $13.31          $10.72
________________________________________________________________________________________________________
========================================================================================================
Total return(b)                                                10.66%       26.64%           7.90%
________________________________________________________________________________________________________
========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $   64       $   69          $   55
________________________________________________________________________________________________________
========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                0.17%(c)     0.18%           0.18%(d)
--------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements             0.17%(c)     0.34%           6.92%(d)
========================================================================================================
Estimated acquired fund fees from underlying funds(e)           0.96%        1.01%           1.15%
========================================================================================================
Ratio of net investment income to average net assets            2.52%(c)     3.62%          18.12%(d)
________________________________________________________________________________________________________
========================================================================================================
Portfolio turnover rate(f)                                         2%           2%            0.3%
________________________________________________________________________________________________________
========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year
(c)  Ratios are based on average daily net assets of $71,165.
(d)  Annualized.
(e) In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return.
(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

NOTE 11--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.


PENDING LITIGATION AND REGULATORY INQUIRIES


On August 30, 2005, the West Virginia Office of the State Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to A I M Advisors, Inc. ("AIM") and A I M Distributors, Inc. ("ADI") (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, AIM's time to respond to that Order has been indefinitely suspended.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, Invesco Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds; and

    - that certain AIM Funds inadequately employed fair value pricing.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

AIM International Allocation Fund

  All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in Invesco Ltd. ("Invesco") 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the Invesco defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

AIM International Allocation Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Growth Series and Shareholders of AIM International Allocation Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM International Allocation Fund (one of the funds constituting AIM Growth Series, hereafter referred to as the "Fund") at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years then ended and for the period October 31, 2005 (date operations commenced) through December 31, 2005, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2007 by correspondence with the custodians, provides a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 15, 2008
Houston, Texas

AIM International Allocation Fund

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2007, through December 31, 2007.

    In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which your Fund invests. The amount of fees and expenses incurred indirectly by your Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly are included in your Fund's total return.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

                                                                                           HYPOTHETICAL
                                                                                     (5% ANNUAL RETURN BEFORE
                                                          ACTUAL                            EXPENSES)
                             BEGINNING           ENDING           EXPENSES           ENDING           EXPENSES        ANNUALIZED
                           ACCOUNT VALUE      ACCOUNT VALUE      PAID DURING      ACCOUNT VALUE      PAID DURING       EXPENSE
        CLASS                (7/01/07)        (12/31/07)(1)       PERIOD(2)        (12/31/07)         PERIOD(2)         RATIO
          A                  $1,000.00           $996.50            $2.21           $1,022.99           $2.24            0.44%
          B                   1,000.00            993.30             5.98            1,019.21            6.06            1.19
          C                   1,000.00            993.20             5.98            1,019.21            6.06            1.19
          R                   1,000.00            996.50             3.47            1,021.73            3.52            0.69

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2007, through December 31, 2007, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Supplement to Annual Report dated 12/31/07

AIM International Allocation Fund
                                             ==========================================
Institutional Class Shares                   AVERAGE ANNUAL TOTAL RETURNS                    PLEASE NOTE THAT PAST PERFORMANCE IS
                                             For periods ended 12/31/07                   NOT INDICATIVE OF FUTURE RESULTS. MORE
The following information has been                                                        RECENT RETURNS MAY BE MORE OR LESS THAN
prepared to provide Institutional Class      Inception (10/31/05)                21.02%   THOSE SHOWN. ALL RETURNS ASSUME
shareholders with a performance overview        1 Year                           10.66    REINVESTMENT OF DISTRIBUTIONS AT NAV.
specific to their holdings. Institutional    ==========================================   INVESTMENT RETURN AND PRINCIPAL VALUE WILL
Class shares are offered exclusively to                                                   FLUCTUATE SO YOUR SHARES, WHEN REDEEMED,
institutional investors, including defined   INSTITUTIONAL CLASS SHARES HAVE NO SALES     MAY BE WORTH MORE OR LESS THAN THEIR
contribution plans that meet certain         CHARGE; THEREFORE, PERFORMANCE IS AT NET     ORIGINAL COST. SEE FULL REPORT FOR
criteria.                                    ASSET VALUE (NAV). PERFORMANCE OF            INFORMATION ON COMPARATIVE BENCHMARKS.
                                             INSTITUTIONAL CLASS SHARES WILL DIFFER       PLEASE CONSULT YOUR FUND PROSPECTUS FOR
                                             FROM PERFORMANCE OF OTHER SHARE CLASSES      MORE INFORMATION. FOR THE MOST CURRENT
                                             PRIMARILY DUE TO DIFFERING SALES CHARGES     MONTH-END PERFORMANCE, PLEASE CALL
                                             AND CLASS EXPENSES.                          800-451-4246 OR VISIT AIMINVESTMENTS.COM.

                                             A REDEMPTION FEE OF 2% WILL BE IMPOSED ON
                                             CERTAIN REDEMPTIONS OR EXCHANGES OUT OF
                                             THE FUND WITHIN 30 DAYS OF PURCHASE.
                                             EXCEPTIONS TO THE REDEMPTION FEE ARE
                                             LISTED IN THE FUNDS PROSPECTUS.

==========================================
NASDAQ SYMBOL                        INAIX
==========================================

Over for information on your Fund's expenses.

=======================================================================================
THIS SUPPLEMENT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND
PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND
EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
=======================================================================================

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

                                                                                                            [AIM INVESTMENTS LOGO]
AIMINVESTMENTS.COM       INTAL-INS-1            A I M Distributors, Inc.                                  -- REGISTERED TRADEMARK --

Information about your Fund's expenses

Your Fund's long-term performance

====================================================================================================================================
                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT
FUND AND INDEX DATA FROM 10/31/05

                               AIM INTERNATIONAL
                                ALLOCATION FUND-                                           LIPPER INTERNATIONAL
                              INSTITUTIONAL CLASS                                          MULTI-CAP CORE FUNDS
              DATE                  SHARES                    MSCI EAFE INDEX(1)                 INDEX(1)

           10/31/05                 $10000                          $10000                       $10000
              11/05                  10336                           10245                        10199
              12/05                  10790                           10721                        10670
               1/06                  11504                           11380                        11291
               2/06                  11504                           11354                        11266
               3/06                  11896                           11729                        11637
               4/06                  12409                           12289                        12188
               5/06                  11946                           11812                        11692
               6/06                  11876                           11811                        11637
               7/06                  12047                           11928                        11758
               8/06                  12379                           12256                        12074
               9/06                  12440                           12275                        12114
              10/06                  12873                           12752                        12543
              11/06                  13265                           13133                        12931
              12/06                  13663                           13545                        13326
               1/07                  13827                           13637                        13446
               2/07                  13786                           13747                        13432
               3/07                  14165                           14097                        13803
               4/07                  14719                           14724                        14354
               5/07                  15140                           14982                        14774
               6/07                  15150                           15000                        14817
               7/07                  14903                           14779                        14543
               8/07                  14801                           14548                        14435
               9/07                  15416                           15327                        15224
              10/07                  16166                           15929                        15926
              11/07                  15273                           15405                        15270
              12/07                  15121                           15058                        15006

====================================================================================================================================

                                                                                                              SOURCE: (1)LIPPER INC.

Past performance cannot guarantee               The performance data shown in the chart
comparable future results.                   above is that of the Fund's institutional
                                             share class. The performance data shown in
   The data shown in the chart above         the chart in the annual report is that of
includes reinvested distributions, Fund      the Fund's Class A, B, C and R shares. The
expenses and management fees. Index          performance of the Fund's other share
results include reinvested dividends.        classes will differ primarily due to
Performance of an index of funds reflects    different sales charge structures and
fund expenses and management fees;           class expenses, and may be greater than or
performance of a market index does not.      less than the performance of the Fund's
Performance shown in the chart and           Institutional Class shares shown in the
table(s) does not reflect deduction of       chart above.
taxes a shareholder would pay on Fund
distributions or sale of Fund shares.
Performance of the indexes does not
reflect the effects of taxes.

AIM International Allocation Fund

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2007, through December 31, 2007.

    In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which your Fund invests. The amount of fees and expenses incurred indirectly by your Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly are included in your Fund's total return.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If indirect expenses were included, your costs would have been higher.

                                                                                  HYPOTHETICAL
                                                                            (5% ANNUAL RETURN BEFORE
                                                     ACTUAL                        EXPENSES)
                           BEGINNING         ENDING         EXPENSES         ENDING         EXPENSES      ANNUALIZED
                         ACCOUNT VALUE    ACCOUNT VALUE    PAID DURING    ACCOUNT VALUE    PAID DURING     EXPENSE
CLASS                     (07/01/07)      (12/31/07)(1)     PERIOD(2)      (12/31/07)       PERIOD(2)       RATIO
Institutional              $1,000.00         $997.90          $0.96         $1,024.25         $0.97          0.19%

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2007, through December 31, 2007, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIM International Allocation Fund

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year -- end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2007:

       FEDERAL AND STATE INCOME TAX

         Long-Term Capital Gain Dividends                       $7,315,236
         Qualified Dividend Income*                                  98.00%
         Corporate Dividends Received Deduction*                     15.00%

       * The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

ADDITIONAL NON-RESIDENT ALIEN SHAREHOLDER INFORMATION

The percentages of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended March 31, 2007, June 30, 2007, September 30, 2007 and December 31, 2007 were 90.58%, 90.30%, 90.09%, and 89.77%, respectively.

AIM International Allocation Fund

TRUSTEES AND OFFICERS



The address of each trustee and officer of AIM Growth Series (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

                                                                                       OTHER
                                  TRUSTEE                                              TRUSTEESHIP(S)/
NAME, YEAR OF BIRTH AND           AND/OR                                               DIRECTORSHIP(S)
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   HELD BY
TRUST                             SINCE      DURING PAST 5 YEARS                       TRUSTEE/ DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
 Interested Persons
-------------------------------------------------------------------------------------------------------------------------

  Martin L. Flanagan(1) -- 1960   2007       Director, Chief Executive Officer and     None
  Trustee                                    President, Invesco Ltd. (ultimate parent
                                             of AIM and a global investment
                                             management firm) and, Invesco Holding
                                             Company (parent of AIM and a global
                                             investment management firm); Chairman,
                                             A I M Advisors, Inc. (registered
                                             investment advisor); Director, Chairman,
                                             Chief Executive Officer and President,
                                             IVZ Inc. (holding company); and INVESCO
                                             North American Holdings, Inc. (holding
                                             company); Chairman and President,
                                             INVESCO Group Services, Inc. (service
                                             provider); Trustee, The AIM Family of
                                             Funds(R); Vice Chairman, Investment
                                             Company Institute; and Member of
                                             Executive Board, SMU Cox School of
                                             Business

                                             Formerly: Chairman, Investment Company
                                             Institute; President, Co-Chief Executive
                                             Officer, Co-President, Chief Operating
                                             Officer and Chief Financial Officer,
                                             Franklin Resources, Inc. (global
                                             investment management organization)
-------------------------------------------------------------------------------------------------------------------------

  Philip A. Taylor(2) -- 1954     2006       Director, Chief Executive Officer and     None
  Trustee, President and                     President, AIM Mutual Fund Dealer Inc.
  Principal                                  (registered broker dealer), A I M
  Executive Officer                          Advisors, Inc., AIM Funds Management
                                             Inc. d/b/a INVESCO Enterprise Services
                                             (registered investment advisor and
                                             registered transfer agent), AIM Trimark
                                             Corporate Class Inc. (formerly AIM
                                             Trimark Global Fund Inc.) (corporate
                                             mutual fund company) and AIM Trimark
                                             Canada Fund Inc. (corporate mutual fund
                                             company), and 1371 Preferred Inc.
                                             (holding company); Director, Chairman,
                                             Chief Executive Officer and President,
                                             A I M Management Group Inc. (financial
                                             services holding company) and A I M
                                             Capital Management, Inc. (registered
                                             investment advisor); Director and
                                             President, INVESCO Funds Group, Inc.
                                             (registered investment advisor and
                                             register transfer agent) and AIM GP
                                             Canada Inc. (general partner for a
                                             limited partnership); Director, A I M
                                             Distributors, Inc. (registered broker
                                             dealer); Director and Chairman, AIM
                                             Investment Services, Inc. (registered
                                             transfer agent) and INVESCO
                                             Distributors, Inc. (registered broker
                                             dealer); Director, President and
                                             Chairman, IVZ Callco Inc. (holding
                                             company), INVESCO Inc. (holding company)
                                             and AIM Canada Holdings Inc. (holding
                                             company); Trustee, President and
                                             Principal Executive Officer of The AIM
                                             Family of Funds--Registered Trademark--
                                             (other than AIM Treasurer's Series
                                             Trust, Short-Term Investments Trust and
                                             Tax-Free Investments Trust); Trustee and
                                             Executive Vice President, The AIM Family
                                             of Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); and Manager,
                                             PowerShares Capital Management LLC

                                             Formerly: Director and Chairman, Fund
                                             Management Company (registered broker
                                             dealer); President and Principal
                                             Executive Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); Chairman, AIM
                                             Canada Holdings, Inc.; President, AIM
                                             Trimark Global Fund Inc. and AIM Trimark
                                             Canada Fund Inc.; and Director, Trimark
                                             Trust (federally regulated Canadian
                                             Trust Company)
-------------------------------------------------------------------------------------------------------------------------
 Independent Trustees
-------------------------------------------------------------------------------------------------------------------------

  Bruce L. Crockett -- 1944       2001       Chairman, Crockett Technology Associates  ACE Limited (insurance company);
  Trustee and Chair                          (technology consulting company)           and Captaris, Inc. (unified
                                                                                       messaging provider)
-------------------------------------------------------------------------------------------------------------------------

  Bob R. Baker -- 1936            2003       Retired                                   None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Frank S. Bayley -- 1939         1985       Retired                                   None
  Trustee
                                             Formerly: Partner, law firm of Baker &
                                             McKenzie and Director, Badgley Funds,
                                             Inc. (registered investment company) (2
                                             portfolios)
-------------------------------------------------------------------------------------------------------------------------

  James T. Bunch -- 1942          2003       Founder, Green, Manning & Bunch Ltd.,     None
  Trustee                                    (investment banking firm)
                                             Formerly: Director, Policy Studies, Inc.
                                             and Van Gilder Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------

  Albert R. Dowden -- 1941        2001       Director of a number of public and        None
  Trustee                                    private business corporations, including
                                             the Boss Group Ltd. (private investment
                                             and management); Reich & Tang Funds
                                             (Chairman) (registered investment
                                             company) (7 portfolios), Daily Income
                                             Fund (4 portfolios), California Daily
                                             Tax Free Income Fund, Inc., Connecticut
                                             Daily Tax Free Income Fund, Inc. and New
                                             Jersey Daily Municipal Fund, Inc.,
                                             Annuity and Life Re (Holdings), Ltd.
                                             (insurance company), and Homeowners of
                                             America Holding Corporation (property
                                             casualty company)

                                             Formerly: Director, CompuDyne
                                             Corporation (provider of product and
                                             services to the public security market);
                                             Director, President and Chief Executive
                                             Officer, Volvo Group North America,
                                             Inc.; Senior Vice President, AB Volvo;
                                             Director of various affiliated Volvo
                                             companies; and Director, Magellan
                                             Insurance Company
-------------------------------------------------------------------------------------------------------------------------

  Jack M. Fields -- 1952          2001       Chief Executive Officer, Twenty First     Administaff
  Trustee                                    Century Group, Inc. (government affairs
                                             company); and Owner and Chief Executive
                                             Officer, Dos Angelos Ranch, L.P.
                                             (cattle, hunting, corporate
                                             entertainment)
                                             Formerly: Chief Executive Officer,
                                             Texana Timber LP (sustainable forestry
                                             company), and Discovery Global Education
                                             Fund (non-profit)

-------------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937         2001       Partner, law firm of Kramer Levin         Director, Reich & Tang Funds) (15
  Trustee                                    Naftalis and Frankel LLP                  portfolios)
-------------------------------------------------------------------------------------------------------------------------

  Prema Mathai-Davis -- 1950      2001       Formerly: Chief Executive Officer, YWCA   None
  Trustee                                    of the USA
-------------------------------------------------------------------------------------------------------------------------

  Lewis F. Pennock -- 1942        2001       Partner, law firm of Pennock & Cooper     None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Larry Soll -- 1942              2003       Retired                                   None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Raymond Stickel, Jr. -- 1944    2005       Retired                                   None
  Trustee                                    Formerly: Partner, Deloitte & Touche;
                                             and Director, Mainstay VP Series Funds,
                                             Inc. (25 portfolios)
-------------------------------------------------------------------------------------------------------------------------

(1) Mr. Flanagan was appointed as Trustee of the Trust on February 24, 2007. Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM International Allocation Fund

                                                                                       OTHER
                                  TRUSTEE                                              TRUSTEESHIP(S)/
NAME, YEAR OF BIRTH AND           AND/OR                                               DIRECTORSHIP(S)
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   HELD BY TRUSTEE/
TRUST                             SINCE      DURING PAST 5 YEARS                       DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
 Other Officers
-------------------------------------------------------------------------------------------------------------------------

  Russell C. Burk -- 1958         2005       Senior Vice President and Senior Officer  N/A
  Senior Vice President and                  of The AIM Family of Funds--Registered
  Senior Officer                             Trademark--
                                             Formerly: Director of Compliance and
                                             Assistant General Counsel, ICON
                                             Advisers, Inc.; Financial Consultant,
                                             Merrill Lynch; General Counsel and
                                             Director of Compliance, ALPS Mutual
                                             Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------

  John M. Zerr -- 1962            2006       Director, Senior Vice President,          N/A
  Senior Vice President, Chief               Secretary and General Counsel, A I M
  Legal Officer and Secretary                Management Group Inc., A I M Advisors,
                                             Inc. and A I M Capital Management, Inc.;
                                             Director, Vice President and Secretary,
                                             AIM Investment Services, Inc. and
                                             INVESCO Distributors, Inc.; Director,
                                             Senior Vice President and Secretary,
                                             A I M Distributors, Inc.; Director and
                                             Vice President, INVESCO Funds Group
                                             Inc.; Senior Vice President, Chief Legal
                                             Officer and Secretary of The AIM Family
                                             of Funds--Registered Trademark--; and
                                             Manager, PowerShares Capital Management
                                             LLC

                                             Formerly: Director, Vice President and
                                             Secretary, Fund Management Company; Vice
                                             President, A I M Capital Management,
                                             Inc.; Chief Operating Officer, Senior
                                             Vice President, General Counsel and
                                             Secretary, Liberty Ridge Capital, Inc.
                                             (an investment adviser); Vice President
                                             and Secretary, PBHG Funds (an investment
                                             company); Vice President and Secretary,
                                             PBHG Insurance Series Fund (an
                                             investment company); General Counsel and
                                             Secretary, Pilgrim Baxter Value
                                             Investors (an investment adviser); Chief
                                             Operating Officer, General Counsel and
                                             Secretary, Old Mutual Investment
                                             Partners (a broker-dealer); General
                                             Counsel and Secretary, Old Mutual Fund
                                             Services (an administrator); General
                                             Counsel and Secretary, Old Mutual
                                             Shareholder Services (a shareholder
                                             servicing center); Executive Vice
                                             President, General Counsel and
                                             Secretary, Old Mutual Capital, Inc. (an
                                             investment adviser); and Vice President
                                             and Secretary, Old Mutual Advisors Funds
                                             (an investment company)
-------------------------------------------------------------------------------------------------------------------------

  Lisa O. Brinkley -- 1959        2004       Global Compliance Director, Invesco       N/A
  Vice President                             Ltd.; and Vice President of The AIM
                                             Family of Funds--Registered Trademark--

                                             Formerly: Senior Vice President, A I M
                                             Management Group Inc. (financial
                                             services holding company); Senior Vice
                                             President and Chief Compliance Officer,
                                             A I M Advisors, Inc. and The AIM Family
                                             of Funds--Registered Trademark--; Vice
                                             President and Chief Compliance Officer,
                                             A I M Capital Management, Inc. and A I M
                                             Distributors, Inc.; Vice President, AIM
                                             Investment Services, Inc. and Fund
                                             Management Company; Senior Vice
                                             President and Chief Compliance Officer
                                             of The AIM Family of Funds--Registered
                                             Trademark--; and Senior Vice President
                                             and Compliance Director, Delaware
                                             Investments Family of Funds
-------------------------------------------------------------------------------------------------------------------------

  Kevin M. Carome -- 1956         2003       General Counsel, Secretary and Senior
  Vice President                             Managing Director, Invesco Ltd.;
                                             Director and Secretary, Invesco Holding
                                             Company Limited, IVZ, Inc. and INVESCO
                                             Group Services, Inc.; Director, INVESCO
                                             Funds Group, Inc.; Secretary, INVESCO
                                             North American Holdings, Inc.; and Vice
                                             President of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Senior Managing Director,       N/A
                                             Invesco Holding Company Limited;
                                             Director, Senior Vice President,
                                             Secretary and General Counsel, A I M
                                             Management Group Inc. and A I M
                                             Advisors, Inc.; Senior Vice President,
                                             A I M Distributors, Inc.; Director,
                                             General Counsel and Vice President, Fund
                                             Management Company; Vice President,
                                             A I M Capital Management, Inc. and AIM
                                             Investment Services, Inc.; Senior Vice
                                             President, Chief Legal Officer and
                                             Secretary of The AIM Family of
                                             Funds--Registered Trademark--; Director
                                             and Vice President, INVESCO
                                             Distributors, Inc.; Chief Executive
                                             Officer and President, INVESCO Funds
                                             Group, Inc.; and Senior Vice President
                                             and General Counsel, Liberty Financial
                                             Companies, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Sidney M. Dilgren -- 1961       2004       Vice President, A I M Advisors, Inc. and  N/A
  Vice President, Principal                  A I M Capital Management, Inc.; and Vice
  Financial Officer and                      President, Treasurer and Principal
  Treasurer                                  Financial Officer of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Fund Treasurer, A I M
                                             Advisors, Inc.; Senior Vice President,
                                             AIM Investment Services, Inc.; and Vice
                                             President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Karen Dunn Kelley -- 1960       2004       Head of Invesco's World Wide Fixed        N/A
  Vice President                             Income and Cash Management Group;
                                             Director of Cash Management and Senior
                                             Vice President, A I M Advisors, Inc. and
                                             A I M Capital Management, Inc; Executive
                                             Vice President, A I M Distributors,
                                             Inc.; Senior Vice President, A I M
                                             Management Group Inc.; Vice President,
                                             The AIM Family of Funds--Registered
                                             Trademark-- (other than AIM Treasurer's
                                             Series Trust, Short-Term Investments
                                             Trust and Tax-Free Investments Trust);
                                             and President and Principal Executive
                                             Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)
                                             Formerly: Director and President, Fund
                                             Management Company; Chief Cash
                                             Management Officer and Managing
                                             Director, A I M Capital Management,
                                             Inc.; Vice President, A I M Advisors,
                                             Inc. and The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)
-------------------------------------------------------------------------------------------------------------------------

  Lance A. Rejsek -- 1967         2005       Anti-Money Laundering Compliance          N/A
  Anti-Money Laundering                      Officer, A I M Advisors, Inc., A I M
  Compliance Officer                         Capital Management, Inc., A I M
                                             Distributors, Inc., AIM Investment
                                             Services, Inc., AIM Private Asset
                                             Management, Inc. and The AIM Family of
                                             Funds--Registered Trademark--
                                             Formerly: Anti-Money Laundering
                                             Compliance Officer, Fund Management
                                             Company; and Manager of the Fraud
                                             Prevention Department, AIM Investment
                                             Services, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Todd L. Spillane -- 1958        2006       Senior Vice President, A I M Management   N/A
  Chief Compliance Officer                   Group Inc.; Senior Vice President and
                                             Chief Compliance Officer, A I M
                                             Advisors, Inc. and A I M Capital
                                             Management, Inc.; Chief Compliance
                                             Officer of The AIM Family of
                                             Funds--Registered Trademark--, Invesco
                                             Global Asset Management (N.A.), Inc.,
                                             (registered investment advisor), Invesco
                                             Institutional (N.A.), Inc., (registered
                                             investment advisor), INVESCO Private
                                             Capital Investments, Inc. (holding
                                             company), Invesco Private Capital, Inc.
                                             (registered investment advisor) and
                                             Invesco Senior Secured Management, Inc.
                                             (registered investment advisor); and
                                             Vice President, A I M Distributors, Inc.
                                             and AIM Investment Services, Inc.

                                             Formerly: Vice President, A I M Capital
                                             Management, Inc. and Fund Management
                                             Company; Global Head of Product
                                             Development, AIG-Global Investment
                                             Group, Inc.; and Chief Compliance
                                             Officer and Deputy General Counsel,
                                             AIG-SunAmerica Asset Management
-------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust
1735 Market Street, 51st      & Frankel LLP            P.O. Box 4739            Company
Floor                         1177 Avenue of the       Houston, TX 77210-4739   225 Franklin Street
Philadelphia, PA 19103-7599   Americas                                          Boston, MA 02110-2801
                              New York, NY 10036-2714

                                             Fund holdings and proxy voting information
                [EDELIVERY
               GO PAPERLESS                  The Fund provides a complete list of its
       AIMINVESTMENTS.COM/EDELIVERY          holdings four times in each fiscal year,
                 GRAPHIC]                    at the quarter-ends. For the second and
                                             fourth quarters, the lists appear in the
REGISTER FOR EDELIVERY                       Fund's semiannual and annual reports to
                                             shareholders. For the first and third
eDelivery is the process of receiving your   quarters, the Fund files the lists with
fund and account information via e-mail.     the Securities and Exchange Commission
Once your quarterly statements, tax forms,   (SEC) on Form N-Q. The most recent list of
fund reports, and prospectuses are           portfolio holdings is available at
available, we will send you an e-mail        AIMinvestments.com. From our home page,
notification containing links to these       click on Products & Performance, then
documents. For security purposes, you will   Mutual Funds, then Fund Overview. Select
need to log in to your account to view       your Fund from the drop-down menu and
your statements and tax forms.               click on Complete Quarterly Holdings.
                                             Shareholders can also look up the Fund's
WHY SIGN UP?                                 Forms N-Q on the SEC Web site at sec.gov.
                                             Copies of the Fund's Forms N-Q may be
Register for eDelivery to:                   reviewed and copied at the SEC Public
                                             Reference Room in Washington, D.C. You can
o  save your Fund the cost of printing and   obtain information on the operation of the
   postage.                                  Public Reference Room, including
                                             information about duplicating fee charges,
o  reduce the amount of paper you receive.   by calling 202-942-8090 or 800-732-0330,
                                             or by electronic request at the following
o  gain access to your documents faster by   e-mail address: publicinfo@sec.gov. The
   not waiting for the mail.                 SEC file numbers for the Fund are
                                             811-02699 and 002-57526.
o  view your documents online anytime at
   your convenience.                         A description of the policies and
                                             procedures that the Fund uses to determine
o  save the documents to your personal       how to vote proxies relating to portfolio
   computer or print them out for your       securities is available without charge,
   records.                                  upon request, from our Client Services
                                             department at 800-959-4246 or on the AIM
HOW DO I SIGN UP?                            Web site, AIMinvestments.com. On the home
                                             page, scroll down and click on Proxy
It's easy. Just follow these simple steps:   Policy. The information is also available
                                             on the SEC Web site, sec.gov.
1. Log in to your account.
                                             Information regarding how the Fund voted
2. Click on the "Service Center" tab.        proxies related to its portfolio
                                             securities during the 12 months ended June
3. Select "Register for eDelivery" and       30, 2007, is available at our Web site. Go
   complete the consent process.             to AIMinvestments.com, access the About Us
                                             tab, click on Required Notices and then
This AIM service is provided by AIM          click on Proxy Voting Activity. Next,
Investment Services, Inc.                    select the Fund from the drop-down menu.
                                             The information is also available on the
                                             SEC Web site, sec.gov.

                                             If used after April 20, 2008, this report
                                             must be accompanied by a Fund fact sheet
                                             or by an AIM Quarterly Performance Review
                                             for the most recent quarter-end. Mutual
                                             funds and exchange-traded funds
                                             distributed by A I M Distributors, Inc.

                                             INTAL-AR-1   A I M Distributors, Inc.

                                                               [AIM INVESTMENTS LOGO]
                                                               --REGISTERED TRADEMARK--

DOMESTIC EQUITY
Mid-Cap Blend

                                                    AIM Mid Cap Core Equity Fund
                               Annual Report to Shareholders - December 31, 2007

Table of Contents

Letters to Shareholders .........    2
Performance Summary .............    4
Management Discussion ...........    4
Long-term Fund Performance ......    6
Supplemental Information ........    8
Schedule of Investments .........    9
Financial Statements ............   12
Notes to Financial Statements ...   15
Financial Highlights ............   22
Auditor's Report ................   26
Fund Expenses ...................   27
Tax Information .................   28               [COVER GLOBE IMAGE]
Trustees and Officers ...........   29

[AIM INVESTMENT SOLUTIONS]

        [GRAPHIC]   [GRAPHIC]
        [DOMESTIC     [FIXED
         EQUITY]     INCOME]

[GRAPHIC]   [GRAPHIC]     [GRAPHIC]
 [TARGET     [TARGET    [DIVERSIFIED
  RISK]     MATURITY]    PORTFOLIOS]

     [GRAPHIC]     [GRAPHIC]
      [SECTOR   [INTERNATIONAL/
      EQUITY]    GLOBAL EQUITY]

       [AIM INVESTMENTS LOGO]
      --REGISTERED TRADEMARK--

AIM Mid Cap Core Equity Fund

                    Dear Shareholders:

                    I'm pleased to provide you with this report, which includes
   [TAYLOR          a discussion of how your Fund was managed during the period
    PHOTO]          under review, and factors that affected its performance. The following pages contain important information that answers
Philip Taylor       questions you may have about your investment.

                       Despite notable volatility at points throughout the year
                    ended December 31, 2007, major stock market indexes in the U.S. and abroad generally performed well. Reasons for their favorable performance included positive economic growth, particularly overseas; strong corporate profits; and action by the U.S. Federal Reserve Board (the Fed) to lower short-term interest rates, among other factors.

                       At its mid-September 2007 meeting, the Fed cut its
                    federal funds target rate for the first time since June 2003.(1) That cut followed 17 rate increases from June 2004 to June 2006(1) and was intended to address concerns about a weak housing market and problems in the subprime mortgage market, which some feared could adversely affect the U.S. economy. The Fed cut the federal funds target rate again in late October and mid-December in response to continued economic uncertainty.

                       This kind of uncertainty can affect equity, fixed-income
                    and other markets--often suddenly and sometimes dramatically. We can help you deal with market volatility by offering a broad range of mutual funds, including:

                    o  Domestic, global and international equity funds.

                    o  Taxable and tax-exempt fixed-income funds.

                    o Allocation portfolios, with risk/return characteristics to match your needs.

                    o AIM Independence Funds--target-maturity funds that combine retail mutual funds and PowerShares--REGISTERED TRADEMARK-- exchange-traded funds--with risk/return characteristics that change as your target retirement date nears.

                       I encourage you to talk with your financial advisor if
                    you have concerns about your portfolio. We believe in the value of working with a trusted financial advisor who can recommend AIM funds that are appropriate for your portfolio and that address your long-term investment goals and risk tolerance regardless of prevailing short-term market conditions.

                    In conclusion

                    In May, AIM Investments' parent company changed its name from AMVESCAP PLC to Invesco Ltd., uniting our worldwide operations and global expertise under a new name. While the name of our parent company may be new to you, I can assure you that AIM's commitment to excellent customer service remains unchanged. Our highly trained, courteous client service representatives are eager to answer your questions, provide you with product information or assist you with account transactions. I encourage you to give us an opportunity to serve you by calling us at 800-959-4246.

                       We at AIM are committed to helping you achieve your
                    financial goals. We work every day to earn your trust, and we're grateful for the confidence you've placed in us.

                    Sincerely,


                    /S/ PHILIP TAYLOR
                    ------------------------------
                    Philip Taylor
                    President - AIM Funds
                    CEO, AIM Investments

                    February 11, 2008
                    Source: (1)U.S. Federal Reserve Board

                    AIM Investments--REGISTERED TRADEMARK-- is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc., A I M Capital Management, Inc., AIM Private Asset Management, Inc. and PowerShares Capital Management LLC are the investment advisors for the products and services represented by AIM Investments; they each provide investment advisory services to individual and institutional clients and do not sell securities. A I M Distributors, Inc. is the distributor for the retail mutual funds and U.S. institutional money market funds represented by AIM Investments and the exchange-traded funds managed by PowerShares Capital Management LLC. All entities are indirect wholly owned subsidiaries of Invesco Ltd.

AIM Mid Cap Core Equity Fund

                    Dear Fellow AIM Fund Shareholders:

                    The lines of communication are open: More than 250 of you
    [CROCKETT       have responded to the invitation I extended in my previous
      PHOTO]        letter to complete an online survey, and more than 50
                    shareholders have contacted me directly by e-mail. When I
Bruce L. Crockett   could respond quickly and easily to a shareholder's specific concern I did, but the messages for the most part raised consistent issues that I respond to here.

                       I have received many suggestions, a few complaints, and
                    one offer to buy a gold mine! In general, your letters expressed an appreciation for transparency, frankness and the opportunity to comment. Nevertheless, several shareholders found room for improvement in communications. Some would like more concise letters while others would prefer reports to be more customized for their particular information needs. With these reports going to tens of thousands of people, shareholder communications necessarily have to cover those issues common to a diverse population as well as the information required by law. The ability to change or further customize letters and reports is also affected by technology, timeliness and cost.

                       Online survey responders preferred electronic
                    communications to paper at a ratio of 63% to 37%. Direct responders expressed more of a preference for paper, especially for long reports. Electronic communications are more cost-effective than paper communications that have to be printed and mailed, so I encourage those who have resisted electronic communications to give them a try.

                       The correspondence shows that improving fund performance
                    and reducing shareholder costs remain the key shareholder concerns. Several letters noted individual funds where performance had changed for the better, while others remained dissatisfied with the returns from funds they hold. Although 75% of the online survey responders wanted to see more overall fund performance data in these letters, and 58% wanted more information on individual funds, Securities and Exchange Commission (SEC) and Financial Industry Regulatory Authority (FINRA) rules are very specific about the way fund performance can be discussed in print. Respect for those rules prevents me from commenting on individual funds or very recent results here, but I can assure you that your Board and all of its Investments subcommittees continue to work with AIM Investments to make improved performance a top priority for all fund managers.

                       Expense levels came up as another dominant issue, and no
                    respondent felt these were too low. Several shareholders questioned the need for 12b-1 fees, which cover the cost of distributing fund shares and thereby help the fund to attract new assets. Your Board reviews the funds' 12b-1 fees annually with the shareholders' best interests in mind. While your Board keeps its eye on containing or lowering these fees wherever possible, we also are mindful that 12b-1 fees may be necessary in order to maintain an effective distribution system for fund shares.

                       The value of communication between the Board and
                    shareholders has been noted within and beyond the AIM community. In the online survey, 87% of the respondents felt it was either somewhat or very important to hear directly from the Board, with 55% saying it was very important. Morningstar--TRADEMARK--, the mutual fund tracking company, also commented favorably on this channel of communication in its fall 2007 update of fund stewardship grades, where AIM was one of fewer than 10 fund boards to get an A for board quality, according to BoardIQ (11/13/07).

                       In other news, Ruth Quigley retired from your Board at
                    the end of 2007, and we thank her for her many years of dedicated service. Larry Soll has assumed Ruth's place as a vice chair of the Investments Committee. The Valuation Committee, which Ruth used to chair, has been reorganized as the Valuation, Distribution and Proxy Oversight Committee under the chairmanship of Carl Frischling. The elevation of proxy oversight to standing committee status responds to suggestions from shareholders. In addition, Prema Mathi-Davis assumed my seat on the Governance Committee, and I moved to the Audit Committee.

                       Your Board looks forward to another year of diligent
                    effort on your behalf, and we are even more strongly motivated by your feedback. The invitation remains open to e-mail me at bruce@brucecrockett.com. I look forward to hearing from you.

                    Sincerely,


                    /s/ BRUCE L. CROCKETT
                    ------------------------------
                    Bruce L. Crockett
                    Independent Chair
                    AIM Funds Board of Trustees

                    February 11, 2008

AIM Mid Cap Core Equity Fund

Management's discussion of Fund performance                                               management. Business analysis allows us to
                                                                                          identify key drivers of the company,
=======================================================================================   understand industry challenges and
PERFORMANCE SUMMARY                                                                       evaluate the sustainability of competitive
                                                                                          advantages. Both the financial and
For the fiscal year ended December 31, 2007, AIM Mid Cap Core Equity Fund delivered       business analyses serve as a basis to
positive returns at net asset value (NAV) and outperformed the broad market S&P 500       construct valuation models that help us
Index, as well as the Fund's stylespecific benchmark, the Russell Midcap Index. Overall   estimate a company's value. We use three
results were driven in part by strength in our energy and health care holdings.           primary valuation techniques, including
Additionally, the Fund's relative results benefited from avoiding both turbulence in      discounted cash flow, traditional
the financials sector and weakness in consumer discretionary.                             valuation multiples and net asset value.

   Your Fund's long-term performance appears later in this report.                           We consider selling a stock when:

FUND VS. INDEXES                                                                          o It exceeds our target price.

Total returns, 12/31/06-12/31/07, at NAV. Performance shown does not include applicable   o We have not seen a demonstrable
CDSC or front-end sales charges, which would have reduced performance.                    improvement in fundamentals.

Class A Shares                                                                    9.90%   o A more compelling investment opportunity
Class B Shares                                                                    9.03    exists.
Class C Shares                                                                    9.05
Class R Shares                                                                    9.59    Market conditions and your Fund
S&P 500 Index(triangle) (Broad Market Index)                                      5.49
Russell Midcap Index(triangle) (Style-Specific Index)                             5.60    For the fiscal year ended December 31,
Lipper Mid-Cap Core Funds Index(triangle) (Peer Group Index)                      6.34    2007, we delivered attractive returns for
                                                                                          shareholders and worked diligently to
SOURCE: (TRIANGLE)LIPPER INC.                                                             provide shareholders with a wealth
=======================================================================================   creation strategy that takes a
                                                                                          full-market-cycle perspective--over bull
How we invest                                The process we use to identify potential     and bear markets--and can serve as a
                                             investments for the Fund includes three      source of stability within overall asset
We manage your Fund as a core fund,          phases:                                      allocation. This objective has become
seeking to provide upside potential as                                                    increasingly important as we mark the
well as a measure of protection in           o Financial analysis to evaluate ROIC and    five-year anniversary of the bull market
difficult markets. As part of an overall     capital allocation                           and witness increased volatility in the
well-diversified asset allocation                                                         financial markets.
strategy, the Fund may complement more       o Business analysis to determine
aggressive value and growth investments.     competitive positioning                         Economic growth, as measured by the
                                                                                          change in gross domestic product,
   We conduct fundamental research of        o Valuation analysis to identify             increased 4.9% in the third quarter of
companies to gain a thorough understanding   attractively valued companies                2007(1)--above the second-quarter growth
of their business prospects, appreciation                                                 rate and the highest rate over the past 12
potential and return on invested capital        Financial analysis provides vital         months. This represented strong growth
(ROIC).                                      insight into historical and potential        despite expectations that the economy was
                                             ROIC, a key indicator of business quality    in the later stages of the current
                                             and caliber of

==========================================   ==========================================   ==========================================
PORTFOLIO COMPOSITION                        TOP FIVE INDUSTRIES*                         TOP 10 EQUITY HOLDINGS*

By sector                                    1. Specialty Chemicals                6.4%    1. Barr Pharmaceuticals Inc.         3.2%
Health Care                          13.8%   2. Oil & Gas Exploration &                    2. Sigma-Aldrich Corp.               3.1
Information Technology               11.9       Production                         6.3     3. Henkel KGaA-Pfd.                  2.9
Materials                            10.4    3. Life Sciences Tools &                      4. Cadbury Schweppes PLC             2.6
Energy                               10.0       Services                           5.3     5. People's United Financial Inc.    2.5
Consumer Staples                      9.7    4. Property & Casualty                        6. International Flavors &
Financials                            9.6       Insurance                          3.9        Fragrances Inc.                   2.3
Industrials                           9.3    5. Industrial Machinery               3.9     7. Chesapeake Energy Corp.           2.1
Consumer Discretionary                5.4                                                  8. Axis Capital Holdings Ltd.        2.1
Utilities                             1.3    Total Net Assets               $2 billion     9. Techne Corp.                      1.8
Telecommunication Services            0.5    Total Number of Holdings*              67    10. Progressive Corp. (The)           1.8
Money Market Funds Plus
Other Liabilities Less Assets        18.1

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*  Excluding money market fund holdings.
==========================================   ==========================================   ==========================================

AIM Mid Cap Core Equity Fund

economic cycle and would be affected by      results versus the style-specific index,     The views and opinions expressed in
the housing decline. The weakness in         as financials was the worst performing       management's discussion of Fund
housing affected consumer spending but did   sector of the market over the fiscal year.   performance are those of A I M Advisors,
not influence job growth in a meaningful                                                  Inc. These views and opinions are subject
way during the reporting period. Over the       Although the Fund has delivered better    to change at any time based on factors
past year, we observed a tangible increase   results than the Russell Midcap Index,       such as market and economic conditions.
in yield spreads between the BBB corporate   some aspects of the portfolio's              These views and opinions may not be relied
bond yields and the 10-year U.S. Treasury,   positioning detracted from relative          upon as investment advice or
indicating a shift in investors' risk        performance. Notably, the Fund's largest     recommendations, or as an offer for a
appetite and increasing difficulty in        detractors from performance came from        particular security. The information is
obtaining financing. The period of easy      information technology holding Sega SAMMY    not a complete analysis of every aspect of
credit appears to be over. Inflation, as     HOLDINGS INC. The stock was under pressure   any market, country, industry, security or
measured by the consumer price index,        as a result of regulatory changes in Japan   the Fund. Statements of fact are from
increased 4.1% in 2007, largely due to       pertaining to its Pachinko gaming devices.   sources considered reliable, but A I M
energy costs, which were up 17.4%.(2) This   It is no longer a Fund holding.              Advisors, Inc. makes no representation or
represents the fastest increase in almost                                                 warranty as to their completeness or
two decades(3) and a sharp increase versus      The Fund's holding of 19.93% in cash at   accuracy. Although historical performance
2.5% in 2006.(2)                             the end of the period detracted from         is no guarantee of future results, these
                                             overall returns. While cash may reduce       insights may help you understand our
   Fund returns were largely driven by our   returns in up markets, it serves to reduce   investment management philosophy.
overweight position in the energy sector     volatility during more turbulent or
versus the style-specific benchmark.         negative market environments. Overall, the      See important Fund and index
Strength in the global economy and           Fund's cash position resulted from our          disclosures later in this report.
emerging markets has taken oil prices from   fundamental research, as we invested only
$61.05 per barrel in December 2006 to        when compelling investment opportunities                 Ronald S. Sloan
$95.98 in December 2007.(4) The Fund's       arose, consistent with our intended wealth      [SLOAN   Chartered Financial
exposure to this sector has been a           creation strategy.                              PHOTO]   Analyst, senior portfolio
consistent theme in the portfolio; however                                                            manager, is lead manager of
the nature of our exposure has changed as       The Fund's positioning at year end was                AIM Mid Cap Core Equity Fund.
the capital spending cycle has matured.      somewhat more defensive than that of its     Mr. Sloan has been in the investment
Early in the cycle, the primary              stylespecific index, as fundamental data     industry since 1971. He joined AIM in
beneficiaries were oil producers. Our        suggested growth catalysts and sustainable   1998. Mr. Sloan attended the University of
research indicated that as the capital       profits tied to the credit cycle had shown   Missouri, where he earned both a B.S. in
spending cycle matured, energy service       signs of diminishing. Among our largest      business administration and an M.B.A.
providers would do well, as oil producers    overweight sectors were health care and
invested to maintain and update their        consumer staples, while our underweight                  Douglas Asiello
infrastructure. This benefited companies     sectors included consumer discretionary        [ASIELLO  Chartered Financial Analyst,
such as SMITH INTERNATIONAL INC., an oil     and financials.                                 PHOTO]   portfolio manager, is manager
services and equipment firm that has been                                                             of AIM Mid Cap Core Equity
a long-term Fund holding. We believed that      We believe our competitive advantage is               Fund. Mr. Asiello joined AIM
the firm's growth prospects were             a strict focus on identifying growth-value   in 2001. He earned a B.A. in international
attractive because the company benefited     anomalies-- companies that have strong       relations, an M.B.A. from The Wharton
from the capital spending cycle, a           prospects to grow shareholder value, are     School at the University of Pennsylvania
supportive commodity pricing cycle and       managed by good stewards of capital and      and an M.A. in international management
expanding exposure to opportunities in the   are trading at attractive valuations. In     from The Joseph H. Lauder Institute of
Eastern Hemisphere--during 2007, other       our opinion, this allowed the Fund to        Management and International Studies.
investors began to agree.                    serve as a source of stability within our
                                             shareholders' overall asset allocation and               Brian Nelson
   We have previously discussed our          facilitated our objective of striving to       [NELSON   Chartered Financial Analyst,
rationale for decreasing the Fund's          deliver above average risk-adjusted             PHOTO]   portfolio manager, is manager
exposure to the financials sector. Our       returns over a full market cycle.                        of AIM Mid Cap Core Equity
fundamental research raised concerns that                                                             Fund. Mr. Nelson has been in
the increasingly lenient lending standards      Thank you for your continued investment   the investment industry since 1988. He
of some regional banks and consumer          in AIM Mid Cap Core Equity Fund.             earned a B.A. from the University of
financial companies would lead to higher                                                  California-Santa Barbara.
default rates. These concerns materialized   Sources:
in 2007 with the controversy surrounding     (1) Bureau of Economic Analysis;             Assisted by the Mid/Large Cap Core Team
the subprime mortgage industry and weighed   (2) Bureau of Labor Statistics;
heavily on returns of financials stocks.     (3) The Wall Street Journal;
Avoidance of these stocks helped the         (4) Bloomberg L.P.
Fund's

AIM Mid Cap Core Equity Fund

Your Fund's long-term performance

Past performance cannot guarantee            does not reflect deduction of taxes a        chart. The vertical axis, the one that
comparable future results.                   shareholder would pay on Fund                indicates the dollar value of an
                                             distributions or sale of Fund shares.        investment, is constructed with each
   The data shown in the chart include       Performance of the indexes does not          segment representing a percent change in
reinvested distributions, applicable sales   reflect the effects of taxes.                the value of the investment. In this
charges. Index results include reinvested                                                 chart, each segment represents a doubling,
dividends, but they do not reflect sales        This chart, which is a logarithmic        or 100% change, in the value of the
charges. Performance of an index of funds    chart, presents the fluctuations in the      investment. In other words, the space
reflects fund expenses and management        value of the Fund and its indexes. We        between $5,000 and $10,000 is the same
fees; performance of a market index does     believe that a logarithmic chart is more     size as the space between $10,000 and
not. Performance shown in the chart and      effective than other types of charts in      $20,000, and so on.
table(s)                                     illustrating changes in value during the
                                             early years shown in the

------------------------------------------------------------------------------------------------------------------------------------
Continued from page 8

Other information                            net asset values for shareholder             and a service mark of Morgan Stanley
                                             transactions and the returns based on        Capital International Inc. and Standard &
o The returns shown in the management's      those net asset values may differ from the   Poor's.
discussion of Fund performance are based     net asset values and returns reported in
on net asset values calculated for           the Financial Highlights.                    o The Chartered Financial Analyst
shareholder transactions. Generally                                                       --REGISTERED TRADEMARK-- (CFA --REGISTERED
accepted accounting principles require       o Industry classifications used in this      TRADEMARK--) designation is a globally
adjustments to be made to the net assets     report are generally according to the        recognized standard for measuring the
of the Fund at period end for financial      Global Industry Classification Standard,     competence and integrity of investment
reporting purposes, and as such, the         which was developed by and is the            professionals.
                                             exclusive property

====================================================================================================================================
                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT
Index data from 5/31/87, Fund data from 6/9/87

                                   AIM MID CAP CORE
                                 EQUITY FUND-CLASS A
                         DATE           SHARES         S&P 500 INDEX(1)   RUSSELL MIDCAP INDEX(1)

                       5/31/87                              $10000                $ 10000
                          6/87         $  9837               10505                  10407
                          7/87           10149               11037                  10852
                          8/87           10612               11449                  11236
                          9/87           10357               11198                  11021
                         10/87            7409                8787                   8307
                         11/87            7172                8062                   7845
                         12/87            8089                8676                   8526
                          1/88            8250                9040                   8922
                          2/88            8940                9460                   9554
                          3/88            8817                9168                   9567
                          4/88            9016                9269                   9626
                          5/88            8741                9349                   9603
                          6/88            9554                9777                  10261
                          7/88            9318                9740                  10055
                          8/88            8949                9410                   9831
                          9/88            9204                9810                  10166
                         10/88            8959               10083                  10209
                         11/88            8685                9939                   9964
                         12/88            8990               10113                  10214
                          1/89            9647               10852                  10825
                          2/89            9760               10583                  10800
                          3/89           10263               10829                  10977
                          4/89           11217               11391                  11507
                          5/89           12120               11850                  12025
                          6/89           11689               11783                  11981
                          7/89           12664               12846                  12816
                          8/89           13023               13097                  13244
                          9/89           13311               13043                  13123
                         10/89           13187               12741                  12504
                         11/89           13331               13000                  12675
                         12/89           13914               13311                  12898
                          1/90           12538               12418                  11863
                          2/90           13318               12578                  12104
                          3/90           14282               12911                  12398
                          4/90           14022               12589                  11866
                          5/90           16016               13814                  12941
                          6/90           16081               13721                  12857
                          7/90           15453               13677                  12475
                          8/90           13405               12443                  11133
                          9/90           12158               11838                  10308
                         10/90           11876               11788                   9982
                         11/90           12581               12548                  10944
                         12/90           12884               12898                  11415
                          1/91           13513               13458                  12188
                          2/91           14368               14419                  13204
                          3/91           15094               14768                  13752
                          4/91           14876               14803                  13835
                          5/91           15397               15439                  14491
                          6/91           14248               14733                  13824
                          7/91           15126               15419                  14501
                          8/91           15852               15783                  14935
                          9/91           15332               15519                  14848
                         10/91           15028               15727                  15152
                         11/91           14064               15095                  14526
                         12/91           15367               16818                  16153
                          1/92           17184               16505                  16457
                          2/92           17347               16719                  16835
                          3/92           16336               16394                  16405
                          4/92           15836               16875                  16533
                          5/92           15977               16958                  16640
                          6/92           15052               16705                  16370
                          7/92           16182               17387                  17054
                          8/92           15627               17032                  16662
                          9/92           16116               17232                  17007
                         10/92           17422               17292                  17423
                         11/92           19706               17879                  18301
                         12/92           20243               18098                  18793
====================================================================================================================================

                                                                                                              Source: (1)Lipper Inc.

====================================================================================================================================
                                                          [MOUNTAIN CHART]

                          1/93           20409               18249                  19168
                          2/93           19109               18498                  19190
                          3/93           18909               18888                  19814
                          4/93           17680               18431                  19289
                          5/93           18921               18923                  19902
                          6/93           18470               18978                  20127
                          7/93           18707               18902                  20224
                          8/93           19736               19618                  21123
                          9/93           19665               19467                  21204
                         10/93           20646               19870                  21222
                         11/93           20729               19680                  20730
                         12/93           21933               19918                  21480
                          1/94           22214               20595                  22073
                          2/94           22840               20036                  21773
                          3/94           23057               19164                  20845
                          4/94           23594               19410                  20988
                          5/94           23811               19727                  21017
                          6/94           23735               19244                  20394
                          7/94           23569               19876                  21094
                          8/94           25037               20689                  22094
                          9/94           25243               20183                  21555
                         10/94           25306               20636                  21719
                         11/94           24974               19885                  20761
                         12/94           25376               20180                  21031
                          1/95           25549               20703                  21463
                          2/95           26826               21509                  22574
                          3/95           27830               22142                  23220
                          4/95           28876               22794                  23570
                          5/95           29563               23704                  24344
                          6/95           31455               24253                  25163
                          7/95           33176               25057                  26384
                          8/95           33405               25120                  26789
                          9/95           33605               26179                  27394
                         10/95           32271               26086                  26781
                         11/95           32975               27229                  28113
                         12/95           31267               27754                  28277
                          1/96           31364               28697                  28873
                          2/96           32003               28964                  29551
                          3/96           32333               29243                  29979
                          4/96           34645               29674                  30828
                          5/96           34742               30438                  31294
                          6/96           33366               30554                  30824
                          7/96           31201               29205                  28916
                          8/96           32842               29822                  30293
                          9/96           35137               31499                  31789
                         10/96           35155               32367                  32044
                         11/96           36631               34812                  33996
                         12/96           36163               34122                  33649
                          1/97           36756               36253                  34908
                          2/97           33797               36537                  34855
                          3/97           30748               35039                  33373
                          4/97           31409               37129                  34204
                          5/97           34265               39399                  36699
                          6/97           35467               41150                  37900
                          7/97           38549               44424                  41062
                          8/97           37801               41937                  40616
                          9/97           41442               44232                  42934
                         10/97           39424               42757                  41264
                         11/97           39861               44734                  42246
                         12/97           41252               45502                  43410
                          1/98           39978               46005                  42592
                          2/98           43807               49321                  45922
                          3/98           46672               51845                  48100
                          4/98           44750               52376                  48221
                          5/98           42100               51477                  46728
                          6/98           46184               53566                  47375
                          7/98           43219               53000                  45116
                          8/98           33694               45343                  37899
                          9/98           34637               48250                  40352
                         10/98           35991               52169                  43104
                         11/98           37013               55329                  45145
                         12/98           39312               58515                  47792
                          1/99           39497               60961                  47710
                          2/99           36886               59067                  46123
                          3/99           39269               61430                  47568
                          4/99           40824               63808                  51082
                          5/99           41342               62303                  50936
                          6/99           44699               65751                  52732
                          7/99           43394               63707                  51285
                          8/99           41962               63392                  49956
====================================================================================================================================

====================================================================================================================================
                                                          [MOUNTAIN CHART]

                          9/99           41983               61656                  48200
                         10/99           43184               65556                  50484
                         11/99           48448               66889                  51936
                         12/99           53908               70823                  56506
                          1/00           52528               67265                  54636
                          2/00           57718               65993                  58835
                          3/00           61389               72445                  62204
                          4/00           61161               70266                  59261
                          5/00           60843               68826                  57691
                          6/00           60290               70521                  59397
                          7/00           59301               69419                  58731
                          8/00           65130               73729                  64360
                          9/00           64303               69837                  63442
                         10/00           63268               69541                  62463
                         11/00           59548               64062                  56841
                         12/00           64038               64377                  61167
                          1/01           65952               66659                  62152
                          2/01           63637               60585                  58369
                          3/01           60576               56749                  54748
                          4/01           66380               61156                  59430
                          5/01           67521               61566                  60537
                          6/01           66698               60068                  59967
                          7/01           66884               59477                  58251
                          8/01           64356               55757                  56011
                          9/01           56872               51255                  49257
                         10/01           59078               52233                  51207
                         11/01           61849               56238                  55498
                         12/01           64360               56731                  57727
                          1/02           64360               55904                  57382
                          2/02           65062               54826                  56773
                          3/02           67866               56888                  60178
                          4/02           66977               53440                  59011
                          5/02           67352               53048                  58344
                          6/02           63115               49271                  54433
                          7/02           57365               45431                  49120
                          8/02           58742               45728                  49389
                          9/02           53996               40764                  44832
                         10/02           56129               44347                  47098
                         11/02           59715               46955                  50368
                         12/02           57219               44198                  48384
                          1/03           55840               43042                  47405
                          2/03           54869               42396                  46777
                          3/03           54627               42806                  47239
                          4/03           58003               46330                  50670
                          5/03           62945               48769                  55308
                          6/03           63675               49392                  55867
                          7/03           65515               50263                  57708
                          8/03           67920               51242                  60214
                          9/03           66297               50699                  59460
                         10/03           69134               53566                  63998
                         11/03           70295               54036                  65794
                         12/03           72728               56868                  67766
                          1/04           74131               57912                  69735
                          2/04           75429               58717                  71236
                          3/04           75210               57831                  71251
                          4/04           75699               56924                  68635
                          5/04           76615               57704                  70338
                          6/04           78722               58826                  72284
                          7/04           75455               56879                  69123
                          8/04           75108               57107                  69423
                          9/04           76512               57726                  71676
                         10/04           77698               58607                  73653
                         11/04           80915               60978                  78141
                         12/04           82776               63052                  81467
                          1/05           81095               61515                  79450
                          2/05           83926               62809                  81904
                          3/05           83229               61698                  81260
                          4/05           80483               60529                  78671
                          5/05           82792               62453                  82440
                          6/05           84150               62542                  84657
                          7/05           88055               64867                  89120
                          8/05           88169               64276                  88496
                          9/05           87384               64796                  89670
                         10/05           84728               63715                  86976
                         11/05           88024               66123                  90835
                         12/05           88913               66146                  91773
                          1/06           92994               67898                  96489
                          2/06           92213               68081                  96373
                          3/06           93338               68929                  98761
                          4/06           94085               69854                  99454
====================================================================================================================================

====================================================================================================================================
                                                          [MOUNTAIN CHART]

                          5/06           91253               67846                  96107
                          6/06           90349               67936                  96218
                          7/06           89139               68355                  94112
                          8/06           90476               69978                  96502
                          9/06           93027               71781                  98249
                         10/06           95669               74118                 102118
                         11/06           97688               75526                 105792
                         12/06           98782               76585                 105780
                          1/07          101133               77742                 109355
                          2/07          101547               76226                 109531
                          3/07          103182               77077                 110410
                          4/07          107650               80490                 114615
                          5/07          111020               83296                 118938
                          6/07          108977               81913                 116256
                          7/07          106361               79377                 111928
                          8/07          104777               80564                 112119
                          9/07          107574               83574                 115807
                         10/07          111135               84904                 117676
                         11/07          108334               81353                 112056
                         12/07          108640               80789                 111702
====================================================================================================================================

AIM Mid Cap Core Equity Fund

==========================================   EXPENSE RATIO SET FORTH IN THE MOST RECENT
AVERAGE ANNUAL TOTAL RETURNS                 FUND PROSPECTUS AS OF THE DATE OF THIS
                                             REPORT FOR CLASS A, CLASS B, CLASS C AND
As of 12/31/07, including maximum            CLASS R SHARES WAS 1.30%, 2.05%, 2.05% AND
applicable sales charges                     1.55%, RESPECTIVELY. THE EXPENSE RATIOS
                                             PRESENTED ABOVE MAY VARY FROM THE EXPENSE
CLASS A SHARES                               RATIOS PRESENTED IN OTHER SECTIONS OF THIS
Inception (6/9/87)                  12.30%   REPORT THAT ARE BASED ON EXPENSES INCURRED
  10 Years                           9.55    DURING THE PERIOD COVERED BY THIS REPORT.
   5 Years                          12.39    CLASS A SHARE PERFORMANCE REFLECTS THE
   1 Year                            3.85    MAXIMUM 5.50% SALES CHARGE, AND CLASS B
                                             AND CLASS C SHARE PERFORMANCE REFLECTS THE
CLASS B SHARES                               APPLICABLE CONTINGENT DEFERRED SALES
Inception (4/1/93)                  12.22%   CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE
  10 Years                           9.56    CDSC ON CLASS B SHARES DECLINES FROM 5%
   5 Years                          12.60    BEGINNING AT THE TIME OF PURCHASE TO 0% AT
   1 Year                            4.66    THE BEGINNING OF THE SEVENTH YEAR. THE
                                             CDSC ON CLASS C SHARES IS 1% FOR THE FIRST
CLASS C SHARES                               YEAR AFTER PURCHASE. CLASS R SHARES DO NOT
Inception (5/3/99)                  11.03%   HAVE A FRONT-END SALES CHARGE; RETURNS
   5 Years                          12.84    SHOWN ARE AT NET ASSET VALUE AND DO NOT
   1 Year                            8.17    REFLECT A 0.75% CDSC THAT MAY BE IMPOSED
                                             ON A TOTAL REDEMPTION OF RETIREMENT PLAN
CLASS R SHARES                               ASSETS WITHIN THE FIRST YEAR. THE
  10 Years                           9.97%   PERFORMANCE OF THE FUND'S SHARE CLASSES
   5 Years                          13.41    WILL DIFFER PRIMARILY DUE TO DIFFERENT
   1 Year                            9.59    SALES CHARGE STRUCTURES AND CLASS
==========================================   EXPENSES.

CLASS R SHARES' INCEPTION DATE IS JUNE 3,
2002. RETURNS SINCE THAT DATE ARE
HISTORICAL RETURNS. ALL OTHER RETURNS ARE
BLENDED RETURNS OF HISTORICAL CLASS R
SHARE PERFORMANCE AND RESTATED CLASS A
SHARE PERFORMANCE (FOR PERIODS PRIOR TO
THE INCEPTION DATE OF CLASS R SHARES) AT
NET ASSET VALUE, ADJUSTED TO REFLECT THE
HIGHER RULE 12B-1 FEES APPLICABLE TO CLASS
R SHARES. CLASS A SHARES' INCEPTION DATE
IS JUNE 9, 1987.

   THE PERFORMANCE DATA QUOTED REPRESENT
PAST PERFORMANCE AND CANNOT GUARANTEE
COMPARABLE FUTURE RESULTS; CURRENT
PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE
VISIT AIMINVESTMENTS.COM FOR THE MOST
RECENT MONTH-END PERFORMANCE. PERFORMANCE
FIGURES REFLECT REINVESTED DISTRIBUTIONS,
CHANGES IN NET ASSET VALUE AND THE EFFECT
OF THE MAXIMUM SALES CHARGE UNLESS
OTHERWISE STATED. INVESTMENT RETURN AND
PRINCIPAL VALUE WILL FLUCTUATE SO THAT YOU                                                ==========================================
MAY HAVE A GAIN OR LOSS WHEN YOU SELL                                                     FOR A DISCUSSION OF THE RISKS OF INVESTING
SHARES.                                                                                   IN YOUR FUND AND INDEXES USED IN THIS
                                                                                          REPORT, PLEASE TURN THE PAGE.
   THE TOTAL ANNUAL FUND OPERATING                                                        ==========================================

AIM Mid Cap Core Equity Fund

AIM MID CAP CORE EQUITY FUND'S INVESTMENT OBJECTIVE IS LONG-TERM GROWTH OF CAPITAL.

o Unless otherwise stated, information presented in this report is as of December 31, 2007, and is based on total net assets.

o Unless otherwise noted, all data in this report are from A I M Management Group Inc.

About share classes                          and the potential lack of strict financial   sponsored agencies or instrumentalities if
                                             and accounting controls and standards.       it is not legally obligated to do so. In
o Class B shares are not available as an                                                  this case, if the issuer defaulted, the
investment for retirement plans maintained   o Interest rate risk refers to the risk      fund holding securities of such issuer
pursuant to Section 401 of the Internal      that bond prices generally fall as           might not be able to recover its
Revenue Code, including 401(k) plans,        interest rates rise; conversely, bond        investment from the U.S. government.
money purchase pension plans and profit      prices generally rise as interest rates
sharing plans. Plans that had existing       fall.                                        About indexes used in this report
accounts invested in Class B shares prior
to September 30, 2003, will continue to be   o The Fund may use enhanced investment       o The S&P 500 --REGISTERED TRADEMARK--
allowed to make additional purchases.        techniques such as leveraging, derivatives   INDEX is a market capitalization-weighted
                                             and short sales. Leveraging entails risks    index covering all major areas of the U.S.
o Class R shares are available only to       such as magnifying changes in the value of   economy. It is not the 500 largest
certain retirement plans. Please see the     the portfolio's securities. Derivatives      companies, but rather the most widely held
prospectus for more information.             are subject to counterparty risk--the risk   500 companies chosen with respect to
                                             that the other party will not complete the   market size, liquidity, and their
Principal risks of investing in the Fund     transaction with the Fund. Short sales       industry.
                                             carry the risk of buying a security back
o To the extent the Fund holds cash or       at a higher price at which the Fund's        o The unmanaged RUSSELL MIDCAP
cash equivalents rather than equity          exposure is unlimited.                       --REGISTERED TRADEMARK-- INDEX measures
securities for risk management purposes,                                                  the performance of the 800 smallest
the Fund may not achieve its investment      o There is no guarantee that the             companies in the Russell 1000 --REGISTERED
objective.                                   investment techniques and risk analyses      TRADEMARK-- Index, which represent
                                             used by the Fund's portfolio managers will   approximately 30% of the total market
o The value of convertible securities in     produce the desired results.                 capitalization of the Russell 1000 Index.
which the Fund invests may be affected by
market interest rates--the risk that the     o Mid-capitalization companies tend to be    o The LIPPER MID-CAP CORE FUNDS INDEX is
issuer may default on interest or            more vulnerable to adverse developments      an equally weighted representation of the
principal payments and the value of the      and more volatile than larger companies.     largest funds in the Lipper Mid-Cap Core
underlying common stock into which these     Investments in mid-capitalization sized      Funds category. These funds have an
securities may be converted may decline as   companies may involve special risks          average price-to-earnings ratio,
a result.                                    including those associated with dependence   price-to-book ratio, and three-year
                                             on a small management group, little or no    sales-per-share growth value, compared to
o The Fund may invest in debt securities,    operating history, little or no track        the S&P MidCap 400 Index.
such as notes and bonds, which carry         record of success, limited product lines,
interest rate and credit risk.               less publicly available information,         o The Fund is not managed to track the
                                             illiquidity, restricted resale or less       performance of any particular index,
o Prices of equity securities change in      frequent trading.                            including the indexes defined here, and
response to many factors including the                                                    consequently, the performance of the Fund
historical and prospective earnings of the   o The prices of securities held by the       may deviate significantly from the
issuer, the value of its assets, general     Fund may decline in response to market       performance of the indexes.
economic conditions, interest rates,         risks.
investor perceptions and market liquidity.                                                o A direct investment cannot be made in an
                                             o The Fund may invest in obligations         index. Unless otherwise indicated, index
o Foreign securities have additional         issued by agencies and instrumentalities     results include reinvested dividends, and
risks, including exchange rate changes,      of the U.S. government that may vary in      they do not reflect sales charges.
political and economic upheaval, the         the level of support they receive from the   Performance of an index of funds reflects
relative lack of information, relatively     U.S. government. The U.S. government may     fund expenses; performance of a market
low market liquidity,                        choose not to provide financial support to   index does not.
                                             U.S. government-

=======================================================================================                          Continued on page 6
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS,     ==========================================
WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.           FUND NASDAQ SYMBOLS
INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
=======================================================================================   Class A Shares                       GTAGX
                                                                                          Class B Shares                       GTABX
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE                                     Class C Shares                       GTACX
AIMINVESTMENTS.COM                                                                        Class R Shares                       GTARX
                                                                                          ==========================================

AIM Mid Cap Core Equity Fund

SCHEDULE OF INVESTMENTS(a)

December 31, 2007


                                                 SHARES          VALUE
---------------------------------------------------------------------------
DOMESTIC COMMON STOCKS-71.95%

ADVERTISING-1.06%

Omnicom Group Inc.                                 446,574   $   21,225,662
===========================================================================

AEROSPACE & DEFENSE-0.87%

Goodrich Corp.                                     246,802       17,426,689
===========================================================================

APPLICATION SOFTWARE-2.29%

Amdocs Ltd.(b)                                     457,477       15,769,232
---------------------------------------------------------------------------
Cadence Design Systems, Inc.(b)                  1,754,651       29,846,614
===========================================================================
                                                                 45,615,846
===========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.16%

Legg Mason, Inc.                                    42,321        3,095,781
===========================================================================

COMMUNICATIONS EQUIPMENT-0.36%

Polycom, Inc.(b)                                   258,423        7,178,991
===========================================================================

COMPUTER STORAGE & PERIPHERALS-1.64%

QLogic Corp.(b)                                  2,308,729       32,783,952
===========================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-1.21%

Joy Global Inc.                                    366,235       24,105,588
===========================================================================

DEPARTMENT STORES-0.51%

Kohl's Corp.(b)                                    223,794       10,249,765
===========================================================================

DISTRIBUTORS-1.32%

Genuine Parts Co.                                  567,829       26,290,483
===========================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-0.45%

Agilent Technologies, Inc.(b)                      245,089        9,004,570
===========================================================================

ELECTRONIC MANUFACTURING SERVICES-1.55%

Molex Inc.                                         782,476       21,361,595
---------------------------------------------------------------------------
Tyco Electronics Ltd.                              255,221        9,476,356
===========================================================================
                                                                 30,837,951
===========================================================================

ENVIRONMENTAL & FACILITIES SERVICES-1.31%

Republic Services, Inc.                            837,106       26,243,273
===========================================================================

FOOD RETAIL-0.71%

SUPERVALU Inc.                                     379,175       14,226,646
===========================================================================

GAS UTILITIES-1.35%

UGI Corp.                                          989,297       26,958,343
===========================================================================

                                                 SHARES          VALUE
---------------------------------------------------------------------------


HEALTH CARE EQUIPMENT-3.68%

Hospira, Inc.(b)                                   576,581   $   24,585,414
---------------------------------------------------------------------------
Varian Medical Systems, Inc.(b)                    445,050       23,213,808
---------------------------------------------------------------------------
Zimmer Holdings, Inc.(b)                           389,422       25,760,265
===========================================================================
                                                                 73,559,487
===========================================================================

HEALTH CARE SERVICES-0.77%

Quest Diagnostics Inc.                             291,728       15,432,411
===========================================================================

HEALTH CARE TECHNOLOGY-0.81%

IMS Health Inc.                                    699,458       16,115,512
===========================================================================

HUMAN RESOURCE & EMPLOYMENT SERVICES-1.35%

Administaff, Inc.(c)                               951,316       26,903,216
===========================================================================

INDUSTRIAL MACHINERY-3.07%

Dover Corp.                                        485,877       22,394,071
---------------------------------------------------------------------------
ITT Corp.                                          277,788       18,345,119
---------------------------------------------------------------------------
Parker Hannifin Corp.                              274,018       20,636,296
===========================================================================
                                                                 61,375,486
===========================================================================

INSURANCE BROKERS-1.04%

Marsh & McLennan Cos., Inc.                        780,434       20,658,088
===========================================================================

LIFE SCIENCES TOOLS & SERVICES-5.35%

Invitrogen Corp.(b)                                245,898       22,969,332
---------------------------------------------------------------------------
PerkinElmer, Inc.                                  579,679       15,083,248
---------------------------------------------------------------------------
Pharmaceutical Product Development, Inc.           800,370       32,310,937
---------------------------------------------------------------------------
Techne Corp.(b)                                    550,578       36,365,677
===========================================================================
                                                                106,729,194
===========================================================================

METAL & GLASS CONTAINERS-1.22%

Pactiv Corp.(b)                                    914,028       24,340,566
===========================================================================

OFFICE ELECTRONICS-1.46%

Xerox Corp.                                      1,802,114       29,176,226
===========================================================================

OFFICE SERVICES & SUPPLIES-0.74%

Pitney Bowes Inc.                                  389,673       14,823,161
===========================================================================

OIL & GAS DRILLING-0.87%

Noble Corp.                                        308,471       17,431,696
===========================================================================

OIL & GAS EQUIPMENT & SERVICES-2.83%

BJ Services Co.                                    873,367       21,187,883
---------------------------------------------------------------------------
FMC Technologies, Inc.(b)                          273,772       15,522,872
---------------------------------------------------------------------------
Smith International, Inc.                          267,510       19,755,614
===========================================================================
                                                                 56,466,369
===========================================================================

AIM Mid Cap Core Equity Fund


                                                 SHARES          VALUE
---------------------------------------------------------------------------

OIL & GAS EXPLORATION & PRODUCTION-5.05%

Chesapeake Energy Corp.                          1,081,440   $   42,392,448
---------------------------------------------------------------------------
Newfield Exploration Co.(b)                        302,891       15,962,356
---------------------------------------------------------------------------
Pioneer Natural Resources Co.                      328,703       16,053,854
---------------------------------------------------------------------------
Whiting Petroleum Corp.(b)                         458,533       26,439,013
===========================================================================
                                                                100,847,671
===========================================================================

PACKAGED FOODS & MEATS-0.44%

Del Monte Foods Co.                                936,367        8,858,032
===========================================================================

PAPER PRODUCTS-1.61%

MeadWestvaco Corp.                               1,027,926       32,174,084
===========================================================================

PERSONAL PRODUCTS-3.06%

Avon Products, Inc.                                704,936       27,866,120
---------------------------------------------------------------------------
Estee Lauder Cos. Inc. (The)-Class A               761,602       33,213,463
===========================================================================
                                                                 61,079,583
===========================================================================

PHARMACEUTICALS-3.18%

Barr Pharmaceuticals Inc.(b)                     1,195,000       63,454,500
===========================================================================

PRECIOUS METALS & MINERALS-1.21%

Coeur d'Alene Mines Corp.(b)(c)                  4,895,174       24,182,160
===========================================================================

PROPERTY & CASUALTY INSURANCE-3.86%

Axis Capital Holdings Ltd.                       1,051,396       40,972,902
---------------------------------------------------------------------------
Progressive Corp. (The)                          1,884,362       36,104,376
===========================================================================
                                                                 77,077,278
===========================================================================

PUBLISHING-1.21%

Washington Post Co. (The)-Class B                   30,533       24,164,732
===========================================================================

REGIONAL BANKS-0.84%

SVB Financial Group(b)(c)                          332,232       16,744,493
===========================================================================

SEMICONDUCTORS-1.96%

Analog Devices, Inc.                               605,396       19,191,053
---------------------------------------------------------------------------
Linear Technology Corp.(c)                         624,810       19,887,703
===========================================================================
                                                                 39,078,756
===========================================================================

SPECIALIZED FINANCE-1.22%

Moody's Corp.                                      683,131       24,387,777
===========================================================================

SPECIALTY CHEMICALS-6.35%

International Flavors & Fragrances Inc.            960,772       46,241,956
---------------------------------------------------------------------------
Rohm and Haas Co.                                  365,533       19,398,836
---------------------------------------------------------------------------
Sigma-Aldrich Corp.                              1,118,896       61,091,722
===========================================================================
                                                                126,732,514
===========================================================================

SYSTEMS SOFTWARE-1.48%

McAfee Inc.(b)                                     431,771       16,191,412
---------------------------------------------------------------------------
Symantec Corp.(b)                                  821,714       13,262,464
===========================================================================
                                                                 29,453,876
===========================================================================

                                                 SHARES          VALUE
---------------------------------------------------------------------------


THRIFTS & MORTGAGE FINANCE-2.50%

People's United Financial Inc.(c)                2,800,929   $   49,856,536
===========================================================================
    Total Domestic Common Stocks (Cost
      $1,202,384,898)                                         1,436,346,944
===========================================================================

FOREIGN COMMON STOCKS & OTHER EQUITY
  INTERESTS-7.06%

CANADA-1.20%

Penn West Energy Trust (Oil & Gas Exploration
  & Production)(b)(c)                              925,033       24,050,858
===========================================================================

JAPAN-1.94%

Fujitsu Ltd. (Computer Hardware)(d)              2,026,000       13,590,710
---------------------------------------------------------------------------
Namco Bandai Holdings Inc. (Leisure
  Products)(c)(d)                                1,580,700       25,094,247
===========================================================================
                                                                 38,684,957
===========================================================================

SOUTH KOREA-0.49%

SK Telecom Co., Ltd.-ADR (Wireless
  Telecommunication Services)                      325,227        9,704,774
===========================================================================

SWEDEN-0.78%

Atlas Copco A.B.-Class A (Industrial
  Machinery)(b)(d)                               1,058,000       15,615,056
===========================================================================

UNITED KINGDOM-2.65%

Cadbury Schweppes PLC (Packaged Foods &
  Meats)(d)                                      4,253,483       52,922,979
===========================================================================
    Total Foreign Common Stocks & Other
      Equity Interests (Cost $127,901,872)                      140,978,624
===========================================================================

FOREIGN PREFERRED STOCKS-2.89%

GERMANY-2.89%

Henkel KgaA-Pfd. (Household Products)(c)(d)
  (Cost $40,572,048)                             1,029,867       57,622,866
===========================================================================

MONEY MARKET FUNDS-19.87%

Liquid Assets Portfolio-Institutional
  Class(e)                                     198,372,190      198,372,190
---------------------------------------------------------------------------
Premier Portfolio-Institutional Class(e)       198,372,190      198,372,190
===========================================================================
    Total Money Market Funds (Cost
      $396,744,380)                                             396,744,380
===========================================================================
TOTAL INVESTMENTS (excluding investments
  purchased with cash collateral from
  securities on loan)-101.77% (Cost
  $1,767,603,198)                                             2,031,692,814
===========================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES ON LOAN

MONEY MARKET FUNDS-3.92%

Liquid Assets Portfolio-Institutional Class
  (Cost $78,282,236)(e)(f)                      78,282,236       78,282,236
===========================================================================
TOTAL INVESTMENTS-105.69% (Cost
  $1,845,885,434)                                             2,109,975,050
===========================================================================
OTHER ASSETS LESS LIABILITIES-(5.69)%                          (113,576,427)
===========================================================================
NET ASSETS-100.00%                                           $1,996,398,623
___________________________________________________________________________
===========================================================================

AIM Mid Cap Core Equity Fund

Investment Abbreviations:

ADR   - American Depositary Receipt
Pfd.  - Preferred

Notes to Schedule of Investments:

(a) Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.
(b) Non-income producing security.
(c) All or a portion of this security was out on loan at December 31, 2007.
(d) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate value of these securities at December 31, 2007 was $164,845,858, which represented 8.26% of the Fund's Net Assets. See Note 1A.
(e) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(f) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

AIM Mid Cap Core Equity Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS:

Investments, at value (Cost $1,370,858,818)*  $1,634,948,434
------------------------------------------------------------
Investments in affiliated money market funds
  (Cost $475,026,616)                            475,026,616
============================================================
    Total investments (Cost $1,845,885,434)    2,109,975,050
============================================================
Foreign currencies, at value (Cost
  $3,355,296)                                      3,438,536
------------------------------------------------------------
Receivables for:
  Fund shares sold                                 1,848,865
------------------------------------------------------------
  Dividends                                        3,637,786
------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                58,773
------------------------------------------------------------
Other assets                                          24,323
============================================================
    Total assets                               2,118,983,333
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                           26,442,073
------------------------------------------------------------
  Fund shares reacquired                          15,153,746
------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 252,306
------------------------------------------------------------
  Collateral upon return of securities
    loaned                                        78,282,236
------------------------------------------------------------
Accrued distribution fees                            812,208
------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                             1,063
------------------------------------------------------------
Accrued transfer agent fees                        1,309,687
------------------------------------------------------------
Accrued operating expenses                           331,391
============================================================
    Total liabilities                            122,584,710
============================================================
Net assets applicable to shares outstanding   $1,996,398,623
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                 $1,705,999,481
------------------------------------------------------------
Undistributed net investment income                2,665,234
------------------------------------------------------------
Undistributed net realized gain                   23,628,376
------------------------------------------------------------
Unrealized appreciation                          264,105,532
============================================================
                                              $1,996,398,623
____________________________________________________________
============================================================

NET ASSETS:

Class A                                       $1,280,918,189
____________________________________________________________
============================================================
Class B                                       $  394,916,133
____________________________________________________________
============================================================
Class C                                       $  182,444,313
____________________________________________________________
============================================================
Class R                                       $   70,939,863
____________________________________________________________
============================================================
Institutional Class                           $   67,180,125
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           54,214,582
____________________________________________________________
============================================================
Class B                                           20,154,343
____________________________________________________________
============================================================
Class C                                            9,330,243
____________________________________________________________
============================================================
Class R                                            3,031,124
____________________________________________________________
============================================================
Institutional Class                                2,749,151
____________________________________________________________
============================================================
Class A:
  Net asset value per share                   $        23.63
------------------------------------------------------------
  Maximum offering price per share
    (Net asset value of $23.63 divided by
    94.50%)                                   $        25.01
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                     $        19.59
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                     $        19.55
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
    share                                     $        23.40
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
    share                                     $        24.44
____________________________________________________________
============================================================

* At December 31, 2007, securities with an aggregate value of $75,658,414 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Mid Cap Core Equity Fund

STATEMENT OF OPERATIONS

For the year ended December 31, 2007

INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of $1,512,213)    $  30,760,896
---------------------------------------------------------------------------
Dividends from affiliated money market funds (includes
  securities lending income of $581,986)                         18,206,643
===========================================================================
    Total investment income                                      48,967,539
===========================================================================

EXPENSES:

Advisory fees                                                    15,418,103
---------------------------------------------------------------------------
Administrative services fees                                        483,362
---------------------------------------------------------------------------
Custodian fees                                                      156,228
---------------------------------------------------------------------------
Distribution fees:
  Class A                                                         3,623,977
---------------------------------------------------------------------------
  Class B                                                         4,566,571
---------------------------------------------------------------------------
  Class C                                                         2,057,291
---------------------------------------------------------------------------
  Class R                                                           366,227
---------------------------------------------------------------------------
Transfer agent fees -- A, B, C and R                              4,987,900
---------------------------------------------------------------------------
Transfer agent fees -- Institutional                                 64,671
---------------------------------------------------------------------------
Trustees' and officer's fees and benefits                            83,352
---------------------------------------------------------------------------
Other                                                               562,845
===========================================================================
    Total expenses                                               32,370,527
===========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangement(s)                                                   (434,745)
===========================================================================
    Net expenses                                                 31,935,782
===========================================================================
Net investment income                                            17,031,757
===========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain (loss) from:
  Investment securities (includes net gains from securities
    sold to affiliates of $1,040,983)                           327,587,011
---------------------------------------------------------------------------
  Foreign currencies                                               (301,522)
===========================================================================
                                                                327,285,489
===========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        (128,764,943)
---------------------------------------------------------------------------
  Foreign currencies                                                 15,920
===========================================================================
                                                               (128,749,023)
===========================================================================
Net realized and unrealized gain                                198,536,466
===========================================================================
Net increase in net assets resulting from operations          $ 215,568,223
___________________________________________________________________________
===========================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Mid Cap Core Equity Fund

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2007 and 2006

                                                                   2007              2006
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $   17,031,757    $   12,944,778
----------------------------------------------------------------------------------------------
  Net realized gain                                              327,285,489       369,587,634
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)          (128,749,023)      (97,677,270)
==============================================================================================
    Net increase in net assets resulting from operations         215,568,223       284,855,142
==============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                        (16,275,716)      (11,105,072)
----------------------------------------------------------------------------------------------
  Class B                                                         (2,444,969)               --
----------------------------------------------------------------------------------------------
  Class C                                                         (1,130,405)               --
----------------------------------------------------------------------------------------------
  Class R                                                           (718,689)         (308,087)
----------------------------------------------------------------------------------------------
  Institutional Class                                             (1,068,419)         (914,852)
==============================================================================================
    Total distributions from net investment income               (21,638,198)      (12,328,011)
==============================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                       (213,526,286)     (278,131,973)
----------------------------------------------------------------------------------------------
  Class B                                                        (77,277,032)      (99,069,710)
----------------------------------------------------------------------------------------------
  Class C                                                        (35,725,927)      (44,295,529)
----------------------------------------------------------------------------------------------
  Class R                                                        (11,722,473)      (12,929,052)
----------------------------------------------------------------------------------------------
  Institutional Class                                            (10,571,933)      (12,684,204)
==============================================================================================
    Total distributions from net realized gains                 (348,823,651)     (447,110,468)
==============================================================================================
    Decrease in net assets resulting from distributions         (370,461,849)     (459,438,479)
==============================================================================================
Share transactions-net:
  Class A                                                       (187,700,557)     (532,970,872)
----------------------------------------------------------------------------------------------
  Class B                                                        (59,508,754)      (69,891,922)
----------------------------------------------------------------------------------------------
  Class C                                                        (18,808,145)      (46,161,994)
----------------------------------------------------------------------------------------------
  Class R                                                          4,315,028        (8,467,077)
----------------------------------------------------------------------------------------------
  Institutional Class                                             (2,718,185)       (7,841,265)
==============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         (264,420,613)     (665,333,130)
==============================================================================================
    Net increase (decrease) in net assets                       (419,314,239)     (839,916,467)
==============================================================================================

NET ASSETS:

  Beginning of year                                            2,415,712,862     3,255,629,329
==============================================================================================
  End of year (including undistributed net investment income
    of $2,665,234 and $1,590,129, respectively)               $1,996,398,623    $2,415,712,862
______________________________________________________________________________________________
==============================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Mid Cap Core Equity Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2007

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Mid Cap Core Equity Fund (the "Fund") is a series portfolio of AIM Growth Series (the "Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seventeen separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

       Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

       Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

AIM Mid Cap Core Equity Fund


       The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds as received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

       The Fund files tax returns in the U.S. federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for tax periods after 2003.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

       The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Taxes are accrued based on the Fund's current interpretation of tax regulations and rates that exist in the foreign markets in which the Fund invests.

AIM Mid Cap Core Equity Fund

J. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $500 million                                            0.725%
--------------------------------------------------------------------
Next $500 million                                             0.70%
--------------------------------------------------------------------
Next $500 million                                             0.675%
--------------------------------------------------------------------
Over $1.5 billion                                             0.65%
 ___________________________________________________________________
====================================================================


    Effective July 1, 2007, AIM has contractually agreed, through at least June 30, 2008, to waive 100% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). Prior to July 1, 2007, AIM had voluntarily agreed to waive 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds.

    For the year ended December 31, 2007, AIM waived advisory fees of $301,153.

    At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended December 31, 2007, Invesco reimbursed expenses of the Fund in the amount of $12,841.

    The Trust has entered into a master administrative services agreement with AIM pursuant to which the Fund has agreed to pay AIM for certain administrative costs incurred in providing accounting services, to the Fund. For the year ended December 31, 2007, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

    The Trust has entered into a transfer agency and service agreement with AIM Investment Services, Inc. ("AIS") pursuant to which the Fund has agreed to pay AIS a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course of providing such services. AIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by AIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended December 31, 2007, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority ("FINRA"), formerly known as National Association of Securities Dealers, impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended December 31, 2007, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2007, ADI advised the Fund that it retained $98,162 in front-end sales commissions from the sale of Class A shares and $4,796, $180,168, $6,040 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed on redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

AIM Mid Cap Core Equity Fund

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to procedures approved by the Board of Trustees, to invest daily available cash balances and cash collateral from securities lending transactions in an affiliated money market fund. The Fund and the money market fund below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2007. During the period each investment maintained a $1.00 net asset value, as such there is no realized gain/loss and no change in unrealized appreciation/(depreciation).


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                     VALUE          PURCHASES          PROCEEDS            VALUE         DIVIDEND
FUND               12/31/06          AT COST          FROM SALES         12/31/07         INCOME
---------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio -- Institutional
  Class          $143,663,821     $  574,897,585    $  (520,189,216)   $198,372,190     $ 8,817,401
---------------------------------------------------------------------------------------------------
Premier
Portfolio -- Institutional
  Class           143,663,821        574,897,585       (520,189,216)    198,372,190       8,807,256
===================================================================================================
  Subtotal       $287,327,642     $1,149,795,170    $(1,040,378,432)   $396,744,380     $17,624,657
===================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                     VALUE          PURCHASES          PROCEEDS            VALUE         DIVIDEND
FUND               12/31/06          AT COST          FROM SALES         12/31/07         INCOME*
---------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio -- Institutional
  Class          $ 32,044,433     $  699,203,542    $  (652,965,739)   $ 78,282,236     $   291,051
---------------------------------------------------------------------------------------------------
STIC Prime
Portfolio -- Institutional
  Class            32,044,434        141,211,855       (173,256,289)             --         290,935
===================================================================================================
  Subtotal       $ 64,088,867     $  840,415,397    $  (826,222,028)   $ 78,282,236     $   581,986
___________________________________________________________________________________________________
===================================================================================================

* Net of compensation to counterparties.

INVESTMENTS IN OTHER AFFILIATES:

The Investment Company Act of 1940 defines affiliates as those issuances in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The following is a summary of the transactions with affiliates for the year ended December 31, 2007.

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE         DIVIDEND
                   12/31/06          AT COST          FROM SALES       (DEPRECIATION)      12/31/07         INCOME*
---------------------------------------------------------------------------------------------------------------------
IDT Corp.        $         --     $   32,123,849    $   (21,641,745)    $(10,482,104)    $         --     $        --
=====================================================================================================================
  Total
    Investments
    in
    Affiliates   $351,416,509     $2,022,334,416    $(1,888,242,205)    $(10,482,104)    $475,026,616     $18,206,643
_____________________________________________________________________________________________________________________
=====================================================================================================================


                   REALIZED
                 GAIN (LOSS)
---------------
IDT Corp.        $(10,482,104)
===============
  Total
    Investments
    in
    Affiliates   $(10,482,104)
_______________
===============

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2007, the Fund engaged in securities sales of $2,643,363, which resulted in net realized gains of $1,040,983, and securities purchases of $14,359,643.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions, (ii) custodian credits which result from periodic overnight cash balances at the custodian and (iii) a one time custodian fee credit used to offset custodian fees. For the year ended December 31, 2007, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $120,751.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits

AIM Mid Cap Core Equity Fund

to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2007, the Fund paid legal fees of $10,814 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the Securities and Exchange Commission, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a party to an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM, which are parties to the credit facility, can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2007, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the contractually agreed upon rate.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested.

    At December 31, 2007, securities with an aggregate value of $75,658,414 were on loan to brokers. The loans were secured by cash collateral of $78,282,236 received by the Fund and subsequently invested in affiliated money market funds. For the year ended December 31, 2007, the Fund received dividends on cash collateral investments of $581,986 for securities lending transactions, which are net of compensation to counterparties.

AIM Mid Cap Core Equity Fund

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years December 31, 2007 and 2006 was as follows:

                                                                  2007            2006
------------------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                               $ 28,130,779    $ 60,774,347
------------------------------------------------------------------------------------------
Long-term capital gain                                         342,331,070     398,664,132
==========================================================================================
  Total distributions                                         $370,461,849    $459,438,479
__________________________________________________________________________________________
==========================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2007, the components of net assets on a tax basis were as follows:

                                                                     2007
------------------------------------------------------------------------------
Undistributed ordinary income                                   $   16,003,976
------------------------------------------------------------------------------
Undistributed long-term gain                                        10,752,102
------------------------------------------------------------------------------
Net unrealized appreciation -- investments                         264,105,532
------------------------------------------------------------------------------
Temporary book/tax differences                                        (243,194)
------------------------------------------------------------------------------
Post-October currency loss deferral                                   (219,274)
------------------------------------------------------------------------------
Shares of beneficial interest                                    1,705,999,481
==============================================================================
  Total net assets                                              $1,996,398,623
______________________________________________________________________________
==============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The tax-basis net unrealized appreciation on investments amount includes appreciation on foreign currencies of $15,916.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    The Fund does not have a capital loss carryforward as of December 31, 2007.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2007 was $941,252,006 and $1,659,440,537, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $307,184,914
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (43,095,298)
==============================================================================
Net unrealized appreciation of investment securities             $264,089,616
______________________________________________________________________________
==============================================================================
Cost of investments is the same for tax and financial
  reporting purposes.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of passive foreign investment companies and foreign currency transactions, on December 31, 2007, undistributed net investment income was increased by $5,681,546 and undistributed net realized gain was decreased by $5,681,546. This reclassification had no effect on the net assets of the Fund.

AIM Mid Cap Core Equity Fund

NOTE 12--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A, Class B, Class C, Class R and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to a CDSC. Class B shares and Class C shares are sold with a CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class R shares are subject to a CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.

                                                CHANGES IN SHARES OUTSTANDING
------------------------------------------------------------------------------------------------------------------------------
                                                                                          YEAR ENDED
                                                                                         DECEMBER 31,
                                                                --------------------------------------------------------------
                                                                            2007                             2006
                                                                ----------------------------    ------------------------------
                                                                  SHARES          AMOUNT          SHARES           AMOUNT
------------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                         6,241,450    $ 173,257,488      7,836,659    $   231,041,690
------------------------------------------------------------------------------------------------------------------------------
  Class B                                                           535,435       12,686,772        522,159         13,575,265
------------------------------------------------------------------------------------------------------------------------------
  Class C                                                           563,606       13,325,886        509,365         13,226,227
------------------------------------------------------------------------------------------------------------------------------
  Class R                                                           788,477       21,570,907        761,892         22,322,860
------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             1,288,870       37,175,632        864,292         26,327,833
==============================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                         9,450,420      221,707,505     10,662,512        280,104,464
------------------------------------------------------------------------------------------------------------------------------
  Class B                                                         3,899,443       75,883,852      4,167,438         94,016,864
------------------------------------------------------------------------------------------------------------------------------
  Class C                                                         1,806,333       35,078,987      1,859,906         41,885,042
------------------------------------------------------------------------------------------------------------------------------
  Class R                                                           534,950       12,431,951        507,371         13,227,163
------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                               479,817       11,640,352        503,480         13,599,002
==============================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                         1,122,892       31,000,501        884,031         25,956,761
------------------------------------------------------------------------------------------------------------------------------
  Class B                                                        (1,316,265)     (31,000,501)    (1,005,900)       (25,956,761)
==============================================================================================================================
Reacquired:
  Class A                                                       (22,287,869)    (613,666,051)   (36,249,950)    (1,070,073,787)
------------------------------------------------------------------------------------------------------------------------------
  Class B                                                        (4,955,405)    (117,078,877)    (5,830,538)      (151,527,290)
------------------------------------------------------------------------------------------------------------------------------
  Class C                                                        (2,857,879)     (67,213,018)    (3,901,001)      (101,273,263)
------------------------------------------------------------------------------------------------------------------------------
  Class R                                                        (1,086,424)     (29,687,830)    (1,492,867)       (44,017,100)
------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            (1,815,982)     (51,534,169)    (1,581,493)       (47,768,100)
==============================================================================================================================
                                                                 (7,608,131)   $(264,420,613)   (20,982,644)   $  (665,333,130)
______________________________________________________________________________________________________________________________
==============================================================================================================================

NOTE 13--SIGNIFICANT EVENT

At a meeting held on December 13, 2007, the Board of Trustees of Trust approved certain proposals to be presented for shareholder approval at a special meeting of the shareholders of the Trust intended to be held on February 29, 2008 (the "Special Meeting"). At the Special Meeting, shareholders of record as of the close of business on November 30, 2007, are entitled to vote their respective shares on several proposals that including, among others the following proposal(s).

    New proposed sub-advisory agreement between A I M Advisors, Inc. ("AIM") and each of AIM Funds Management Inc., Invesco Asset Management Deutschland, GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc. and Invesco Senior Secured Management, Inc. (collectively, the "Affiliated Sub-Advisers") (the "New Sub-advisory Arrangements"). This proposal is intended to benefit the Fund and its shareholders by permitting AIM to utilize the additional resources and talent of these affiliated sub-advisers in managing the Fund. Because AIM would pay all of the sub-advisory fees of the sub-advisers, the new sub-advisory arrangements would not affect the fees the Fund pays pursuant to the advisory agreement. If approved by shareholders, the New Sub-advisory Arrangements are expected to become effective on or about May 1, 2008.

AIM Mid Cap Core Equity Fund


NOTE 14--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                         CLASS A
                                                          ---------------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                          ---------------------------------------------------------------------
                                                             2007             2006          2005          2004          2003
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $    26.08       $    28.57    $    28.64    $    26.92    $    21.17
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  0.32             0.25          0.06(a)      (0.01)(a)      (0.08)(a)
-------------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)        2.23             2.97          2.08          3.71          5.83
===============================================================================================================================
    Total from investment operations                            2.55             3.22          2.14          3.70          5.75
===============================================================================================================================
Less distributions:
  Dividends from net investment income                         (0.36)           (0.22)           --            --            --
-------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        (4.64)           (5.49)        (2.21)        (1.98)           --
===============================================================================================================================
    Total distributions                                        (5.00)           (5.71)        (2.21)        (1.98)           --
===============================================================================================================================
Net asset value, end of period                            $    23.63       $    26.08    $    28.57    $    28.64    $    26.92
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(b)                                                 9.90%           11.11%         7.43%        13.82%        27.10%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                  $1,280,918       $1,556,658    $2,186,823    $2,552,041    $2,025,407
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                1.21%(c)         1.28%         1.27%         1.30%         1.41%
-------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements             1.22%(c)         1.28%         1.32%         1.40%         1.41%
===============================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                        0.97%(c)         0.65%         0.23%        (0.02)%       (0.33)%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate                                           49%              51%           61%           56%           38%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $1,449,590,805.

                                                                                        CLASS B
                                                              -----------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------------
                                                                2007           2006        2005        2004        2003
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  22.39       $  25.23    $  25.73    $  24.54    $  19.43
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    0.08          (0.02)      (0.14)(a)    (0.19)(a)    (0.21)(a)
-------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          1.91           2.67        1.85        3.36        5.32
=========================================================================================================================
    Total from investment operations                              1.99           2.65        1.71        3.17        5.11
=========================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.15)            --          --          --          --
-------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (4.64)         (5.49)      (2.21)      (1.98)         --
=========================================================================================================================
    Total distributions                                          (4.79)         (5.49)      (2.21)      (1.98)         --
=========================================================================================================================
Net asset value, end of period                                $  19.59       $  22.39    $  25.23    $  25.73    $  24.54
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(b)                                                   9.03%         10.32%       6.59%      13.00%      26.30%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $394,916       $492,311    $609,073    $702,361    $702,267
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets                           1.96%(c)(d)     2.03%      2.02%       2.04%(d)     2.06%
=========================================================================================================================
Ratio of net investment income (loss) to average net assets       0.22%(c)      (0.10)%     (0.52)%     (0.76)%     (0.98)%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                             49%            51%         61%         56%         38%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $456,657,080.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.97% and 2.05% for the years ended December 31, 2007 and 2004, respectively.

AIM Mid Cap Core Equity Fund

                                                                                        CLASS C
                                                              -----------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------------
                                                                2007           2006        2005        2004        2003
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  22.35       $  25.20    $  25.70    $  24.51    $  19.41
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    0.08          (0.02)      (0.14)(a)    (0.19)(a)    (0.21)(a)
-------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          1.91           2.66        1.85        3.36        5.31
=========================================================================================================================
    Total from investment operations                              1.99           2.64        1.71        3.17        5.10
=========================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.15)            --          --          --          --
-------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (4.64)         (5.49)      (2.21)      (1.98)         --
=========================================================================================================================
    Total distributions                                          (4.79)         (5.49)      (2.21)      (1.98)         --
=========================================================================================================================
Net asset value, end of period                                $  19.55       $  22.35    $  25.20    $  25.70    $  24.51
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(b)                                                   9.05%         10.29%       6.60%      13.01%      26.28%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $182,444       $219,435    $286,025    $324,873    $303,296
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets                           1.96%(c)(d)     2.03%      2.02%       2.04%(d)     2.06%
=========================================================================================================================
Ratio of net investment income (loss) to average net assets       0.22%(c)      (0.10)%     (0.52)%     (0.76)%     (0.98)%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                             49%            51%         61%         56%         38%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $205,729,050.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.97% and 2.05% for the years ended December 31, 2007 and 2004, respectively.

                                                                                     CLASS R
                                                              ------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------
                                                               2007          2006       2005       2004       2003
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 25.88       $ 28.38    $ 28.54    $ 26.89    $ 21.18
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   0.22          0.14      (0.01)(a)   (0.07)(a)   (0.12)(a)
--------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         2.23          2.98       2.06       3.70       5.83
====================================================================================================================
    Total from investment operations                             2.45          3.12       2.05       3.63       5.71
====================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.29)        (0.13)        --         --         --
--------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (4.64)        (5.49)     (2.21)     (1.98)        --
====================================================================================================================
    Total distributions                                         (4.93)        (5.62)     (2.21)     (1.98)        --
====================================================================================================================
Net asset value, end of period                                $ 23.40       $ 25.88    $ 28.38    $ 28.54    $ 26.89
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(b)                                                  9.59%        10.83%      7.14%     13.57%     26.96%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $70,940       $72,308    $85,631    $61,303    $27,281
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets                          1.46%(c)(d)    1.53%     1.52%      1.54%(d)    1.56%
====================================================================================================================
Ratio of net investment income (loss) to average net assets      0.71%(c)      0.40%     (0.02)%    (0.26)%    (0.48)%
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate                                            49%           51%        61%        56%        38%
____________________________________________________________________________________________________________________
====================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(c)  Ratios are based on average daily net assets of $73,245,420.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.47% and 1.55% for the years ended December 31, 2007 and 2004, respectively.

AIM Mid Cap Core Equity Fund

                                                                               INSTITUTIONAL CLASS
                                                              ------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------
                                                               2007          2006       2005       2004       2003
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 26.82       $ 29.26    $ 29.15    $ 27.23    $ 21.27
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.43          0.38       0.20(a)  0.14(a)      0.08(a)
--------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         2.30          3.06       2.12       3.76       5.88
====================================================================================================================
    Total from investment operations                             2.73          3.44       2.32       3.90       5.96
====================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.47)        (0.40)        --         --         --
--------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (4.64)        (5.48)     (2.21)     (1.98)        --
====================================================================================================================
    Total distributions                                         (5.11)        (5.88)     (2.21)     (1.98)        --
====================================================================================================================
Net asset value, end of period                                $ 24.44       $ 26.82    $ 29.26    $ 29.15    $ 27.23
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(b)                                                 10.33%        11.62%      7.92%     14.40%     28.02%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $67,180       $75,000    $88,077    $51,579    $26,056
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets                          0.82%(c)(d)    0.82%     0.82%      0.80%(d)    0.76%
====================================================================================================================
Ratio of net investment income to average net assets             1.35%(c)      1.10%      0.68%      0.48%      0.32%
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate                                            49%           51%        61%        56%        38%
____________________________________________________________________________________________________________________
====================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(c)  Ratios are based on average daily net assets of $71,408,879.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 0.83% and 0.81% for the years ended December 31, 2007 and 2004, respectively.

NOTE 15--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.


SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING


On July 6, 2007, the Securities and Exchange Commission ("SEC") published notice of two proposed distribution plans ("Distribution Plans") for the distribution of monies placed into two separate Fair Funds created pursuant to a settlement reached on October 8, 2004 between Invesco Funds Group, Inc. ("IFG"), A I M Advisors, Inc. ("AIM") and A I M Distributors, Inc. and the SEC (the "Order"). One of the Fair Funds consists of $325 million, plus interest and any contributions by other settling parties, for distribution to shareholders of certain mutual funds formerly advised by IFG who may have been harmed by market timing and related activity. The second Fair Fund consists of $50 million, plus interest and any contributions by other settling parties, for distribution to shareholders of mutual funds advised by AIM who may have been harmed by market timing and related activity. Comments on the Distribution Plans were due no later than August 6, 2007 and the Distribution Plans are awaiting final approval by the SEC. Distributions from the Fair Funds will begin after the SEC finally approves the Distribution Plans. The proposed Distribution Plans provide for distribution to all eligible investors, for the periods spanning January 1, 2000 through July 31, 2003 (for the IFG Fair Fund) and January 1, 2001 through September 30, 2003 (for the AIM Fair Fund), their proportionate share of the applicable Fair Fund to compensate such investors for injury they may have suffered as a result of market timing in the affected funds. The Distribution Plans include a provision for any residual amounts in the Fair Funds to be distributed in the future to the affected funds. Because the Distribution Plans have not received final approval from the SEC and distribution of the Fair Funds has not yet commenced, management of AIM and the Fund are unable to estimate the amount of distribution to be made to the Fund, if any.

    At the request of the trustees of the AIM Funds, Invesco Ltd. ("Invesco"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.


PENDING LITIGATION AND REGULATORY INQUIRIES


    On August 30, 2005, the West Virginia Office of the State
Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, AIM's time to respond to that Order has been indefinitely suspended.

AIM Mid Cap Core Equity Fund

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds; and

  - that certain AIM Funds inadequately employed fair value pricing.

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

    All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in Invesco 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the Invesco defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

AIM Mid Cap Core Equity Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Growth Series and Shareholders of AIM Mid Cap Core Equity Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Mid Cap Core Equity Fund (one of the funds constituting AIM Growth Series, hereafter referred to as the "Fund") at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 15, 2008
Houston, Texas

AIM Mid Cap Core Equity Fund

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2007, through December 31, 2007.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

                                                                                           HYPOTHETICAL
                                                                                     (5% ANNUAL RETURN BEFORE
                                                          ACTUAL                            EXPENSES)
                             BEGINNING           ENDING           EXPENSES           ENDING           EXPENSES        ANNUALIZED
                           ACCOUNT VALUE      ACCOUNT VALUE      PAID DURING      ACCOUNT VALUE      PAID DURING       EXPENSE
        CLASS               (07/01/07)        (12/31/07)(1)       PERIOD(2)        (12/31/07)         PERIOD(2)         RATIO
          A                  $1,000.00           $996.30            $6.04           $1,019.16           $6.11            1.20%
          B                   1,000.00            991.90             9.79            1,015.38            9.91            1.95
          C                   1,000.00            991.90             9.79            1,015.38            9.91            1.95
          R                   1,000.00            994.40             7.29            1,017.90            7.38            1.45

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2007, through December 31, 2007, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Supplement to Annual Report dated 12/31/07

AIM Mid Cap Core Equity Fund
                                             ==========================================
Institutional Class Shares                   AVERAGE ANNUAL TOTAL RETURNS                    PLEASE NOTE THAT PAST PERFORMANCE IS
                                             For periods ended 12/31/07                   NOT INDICATIVE OF FUTURE RESULTS. MORE
The following information has been                                                        RECENT RETURNS MAY BE MORE OR LESS THAN
prepared to provide Institutional Class      Inception (3/15/02)                  9.09%   THOSE SHOWN. ALL RETURNS ASSUME
shareholders with a performance overview        5 Years                          14.25    REINVESTMENT OF DISTRIBUTIONS AT NAV.
specific to their holdings. Institutional       1 Year                           10.33    INVESTMENT RETURN AND PRINCIPAL VALUE WILL
Class shares are offered exclusively to      ==========================================   FLUCTUATE SO YOUR SHARES, WHEN REDEEMED,
institutional investors, including defined                                                MAY BE WORTH MORE OR LESS THAN THEIR
contribution plans that meet certain         INSTITUTIONAL CLASS SHARES HAVE NO SALES     ORIGINAL COST. SEE FULL REPORT FOR
criteria.                                    CHARGE; THEREFORE, PERFORMANCE IS AT NET     INFORMATION ON COMPARATIVE BENCHMARKS.
                                             ASSET VALUE (NAV). PERFORMANCE OF            PLEASE CONSULT YOUR FUND PROSPECTUS FOR
                                             INSTITUTIONAL CLASS SHARES WILL DIFFER       MORE INFORMATION. FOR THE MOST CURRENT
                                             FROM PERFORMANCE OF OTHER SHARE CLASSES      MONTH-END PERFORMANCE, PLEASE CALL
                                             PRIMARILY DUE TO DIFFERING SALES CHARGES     800-451-4246 OR VISIT AIMINVESTMENTS.COM.
                                             AND CLASS EXPENSES.

==========================================
NASDAQ SYMBOL                        GTAVX
==========================================

Over for information on your Fund's expenses.

=======================================================================================
THIS SUPPLEMENT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND
PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND
EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
=======================================================================================

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

                                                                                                            [AIM INVESTMENTS LOGO]
AIMINVESTMENTS.COM         GEQ-INS-1            A I M Distributors, Inc.                                  -- REGISTERED TRADEMARK --

AIM Mid Cap Core Equity Fund

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2007, through December 31, 2007.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                                                                  HYPOTHETICAL
                                                                            (5% ANNUAL RETURN BEFORE
                                                     ACTUAL                        EXPENSES)
                           BEGINNING         ENDING         EXPENSES         ENDING         EXPENSES      ANNUALIZED
                         ACCOUNT VALUE    ACCOUNT VALUE    PAID DURING    ACCOUNT VALUE    PAID DURING     EXPENSE
CLASS                      (7/01/07)      (12/31/07)(1)     PERIOD(2)      (12/31/07)       PERIOD(2)       RATIO
Institutional              $1,000.00         $998.00          $4.03         $1,021.17         $4.08          0.80%

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2007, through December 31, 2007, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.

(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIM Mid Cap Core Equity Fund

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2007:

       FEDERAL AND STATE INCOME TAX

         Long-Term Capital Gain Dividends                     $342,331,070
         Qualified Dividend Income*                                     68%
         Corporate Dividends Received Deduction*                        50%

       * The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

       NON-RESIDENT ALIEN SHAREHOLDERS

         Qualified Short-Term Gains                             $6,492,581

ADDITIONAL NON-RESIDENT ALIEN SHAREHOLDER INFORMATION

The percentages of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended March 31, 2007, June 30, 2007, September 30, 2007 and December 31, 2007 were 24.42%, 31.01%, 32.21%, and 29.39%, respectively.

AIM Mid Cap Core Equity Fund

TRUSTEES AND OFFICERS



The address of each trustee and officer of AIM Growth Series (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

                                                                                       OTHER
                                  TRUSTEE                                              TRUSTEESHIP(S)/
NAME, YEAR OF BIRTH AND           AND/OR                                               DIRECTORSHIP(S)
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   HELD BY
TRUST                             SINCE      DURING PAST 5 YEARS                       TRUSTEE/ DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
 Interested Persons
-------------------------------------------------------------------------------------------------------------------------

  Martin L. Flanagan(1) -- 1960   2007       Director, Chief Executive Officer and     None
  Trustee                                    President, Invesco Ltd. (ultimate parent
                                             of AIM and a global investment
                                             management firm) and, Invesco Holding
                                             Company (parent of AIM and a global
                                             investment management firm); Chairman,
                                             A I M Advisors, Inc. (registered
                                             investment advisor); Director, Chairman,
                                             Chief Executive Officer and President,
                                             IVZ Inc. (holding company); and INVESCO
                                             North American Holdings, Inc. (holding
                                             company); Chairman and President,
                                             INVESCO Group Services, Inc. (service
                                             provider); Trustee, The AIM Family of
                                             Funds(R); Vice Chairman, Investment
                                             Company Institute; and Member of
                                             Executive Board, SMU Cox School of
                                             Business

                                             Formerly: Chairman, Investment Company
                                             Institute; President, Co-Chief Executive
                                             Officer, Co-President, Chief Operating
                                             Officer and Chief Financial Officer,
                                             Franklin Resources, Inc. (global
                                             investment management organization)
-------------------------------------------------------------------------------------------------------------------------

  Philip A. Taylor(2) -- 1954     2006       Director, Chief Executive Officer and     None
  Trustee, President and                     President, AIM Mutual Fund Dealer Inc.
  Principal                                  (registered broker dealer), A I M
  Executive Officer                          Advisors, Inc., AIM Funds Management
                                             Inc. d/b/a INVESCO Enterprise Services
                                             (registered investment advisor and
                                             registered transfer agent), AIM Trimark
                                             Corporate Class Inc. (formerly AIM
                                             Trimark Global Fund Inc.) (corporate
                                             mutual fund company) and AIM Trimark
                                             Canada Fund Inc. (corporate mutual fund
                                             company), and 1371 Preferred Inc.
                                             (holding company); Director, Chairman,
                                             Chief Executive Officer and President,
                                             A I M Management Group Inc. (financial
                                             services holding company) and A I M
                                             Capital Management, Inc. (registered
                                             investment advisor); Director and
                                             President, INVESCO Funds Group, Inc.
                                             (registered investment advisor and
                                             register transfer agent) and AIM GP
                                             Canada Inc. (general partner for a
                                             limited partnership); Director, A I M
                                             Distributors, Inc. (registered broker
                                             dealer); Director and Chairman, AIM
                                             Investment Services, Inc. (registered
                                             transfer agent) and INVESCO
                                             Distributors, Inc. (registered broker
                                             dealer); Director, President and
                                             Chairman, IVZ Callco Inc. (holding
                                             company), INVESCO Inc. (holding company)
                                             and AIM Canada Holdings Inc. (holding
                                             company); Trustee, President and
                                             Principal Executive Officer of The AIM
                                             Family of Funds--Registered Trademark--
                                             (other than AIM Treasurer's Series
                                             Trust, Short-Term Investments Trust and
                                             Tax-Free Investments Trust); Trustee and
                                             Executive Vice President, The AIM Family
                                             of Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); and Manager,
                                             PowerShares Capital Management LLC

                                             Formerly: Director and Chairman, Fund
                                             Management Company (registered broker
                                             dealer); President and Principal
                                             Executive Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); Chairman, AIM
                                             Canada Holdings, Inc.; President, AIM
                                             Trimark Global Fund Inc. and AIM Trimark
                                             Canada Fund Inc.; and Director, Trimark
                                             Trust (federally regulated Canadian
                                             Trust Company)
-------------------------------------------------------------------------------------------------------------------------
 Independent Trustees
-------------------------------------------------------------------------------------------------------------------------

  Bruce L. Crockett -- 1944       2001       Chairman, Crockett Technology Associates  ACE Limited (insurance company);
  Trustee and Chair                          (technology consulting company)           and Captaris, Inc. (unified
                                                                                       messaging provider)
-------------------------------------------------------------------------------------------------------------------------

  Bob R. Baker -- 1936            2003       Retired                                   None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Frank S. Bayley -- 1939         1985       Retired                                   None
  Trustee
                                             Formerly: Partner, law firm of Baker &
                                             McKenzie and Director, Badgley Funds,
                                             Inc. (registered investment company) (2
                                             portfolios)
-------------------------------------------------------------------------------------------------------------------------

  James T. Bunch -- 1942          2003       Founder, Green, Manning & Bunch Ltd.,     None
  Trustee                                    (investment banking firm)
                                             Formerly: Director, Policy Studies, Inc.
                                             and Van Gilder Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------

  Albert R. Dowden -- 1941        2001       Director of a number of public and        None
  Trustee                                    private business corporations, including
                                             the Boss Group Ltd. (private investment
                                             and management); Reich & Tang Funds
                                             (Chairman) (registered investment
                                             company) (7 portfolios), Daily Income
                                             Fund (4 portfolios), California Daily
                                             Tax Free Income Fund, Inc., Connecticut
                                             Daily Tax Free Income Fund, Inc. and New
                                             Jersey Daily Municipal Fund, Inc.,
                                             Annuity and Life Re (Holdings), Ltd.
                                             (insurance company), and Homeowners of
                                             America Holding Corporation (property
                                             casualty company)

                                             Formerly: Director, CompuDyne
                                             Corporation (provider of product and
                                             services to the public security market);
                                             Director, President and Chief Executive
                                             Officer, Volvo Group North America,
                                             Inc.; Senior Vice President, AB Volvo;
                                             Director of various affiliated Volvo
                                             companies; and Director, Magellan
                                             Insurance Company
-------------------------------------------------------------------------------------------------------------------------

  Jack M. Fields -- 1952          2001       Chief Executive Officer, Twenty First     Administaff
  Trustee                                    Century Group, Inc. (government affairs
                                             company); and Owner and Chief Executive
                                             Officer, Dos Angelos Ranch, L.P.
                                             (cattle, hunting, corporate
                                             entertainment)
                                             Formerly: Chief Executive Officer,
                                             Texana Timber LP (sustainable forestry
                                             company), and Discovery Global Education
                                             Fund (non-profit)

-------------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937         2001       Partner, law firm of Kramer Levin         Director, Reich & Tang Funds) (15
  Trustee                                    Naftalis and Frankel LLP                  portfolios)
-------------------------------------------------------------------------------------------------------------------------

  Prema Mathai-Davis -- 1950      2001       Formerly: Chief Executive Officer, YWCA   None
  Trustee                                    of the USA
-------------------------------------------------------------------------------------------------------------------------

  Lewis F. Pennock -- 1942        2001       Partner, law firm of Pennock & Cooper     None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Larry Soll -- 1942              2003       Retired                                   None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Raymond Stickel, Jr. -- 1944    2005       Retired                                   None
  Trustee                                    Formerly: Partner, Deloitte & Touche;
                                             and Director, Mainstay VP Series Funds,
                                             Inc. (25 portfolios)
-------------------------------------------------------------------------------------------------------------------------

(1) Mr. Flanagan was appointed as Trustee of the Trust on February 24, 2007. Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM Mid Cap Core Equity Fund

                                                                                       OTHER
                                  TRUSTEE                                              TRUSTEESHIP(S)/
NAME, YEAR OF BIRTH AND           AND/OR                                               DIRECTORSHIP(S)
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   HELD BY TRUSTEE/
TRUST                             SINCE      DURING PAST 5 YEARS                       DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
 Other Officers
-------------------------------------------------------------------------------------------------------------------------

  Russell C. Burk -- 1958         2005       Senior Vice President and Senior Officer  N/A
  Senior Vice President and                  of The AIM Family of Funds--Registered
  Senior Officer                             Trademark--
                                             Formerly: Director of Compliance and
                                             Assistant General Counsel, ICON
                                             Advisers, Inc.; Financial Consultant,
                                             Merrill Lynch; General Counsel and
                                             Director of Compliance, ALPS Mutual
                                             Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------

  John M. Zerr -- 1962            2006       Director, Senior Vice President,          N/A
  Senior Vice President, Chief               Secretary and General Counsel, A I M
  Legal Officer and Secretary                Management Group Inc., A I M Advisors,
                                             Inc. and A I M Capital Management, Inc.;
                                             Director, Vice President and Secretary,
                                             AIM Investment Services, Inc. and
                                             INVESCO Distributors, Inc.; Director,
                                             Senior Vice President and Secretary,
                                             A I M Distributors, Inc.; Director and
                                             Vice President, INVESCO Funds Group
                                             Inc.; Senior Vice President, Chief Legal
                                             Officer and Secretary of The AIM Family
                                             of Funds--Registered Trademark--; and
                                             Manager, PowerShares Capital Management
                                             LLC

                                             Formerly: Director, Vice President and
                                             Secretary, Fund Management Company; Vice
                                             President, A I M Capital Management,
                                             Inc.; Chief Operating Officer, Senior
                                             Vice President, General Counsel and
                                             Secretary, Liberty Ridge Capital, Inc.
                                             (an investment adviser); Vice President
                                             and Secretary, PBHG Funds (an investment
                                             company); Vice President and Secretary,
                                             PBHG Insurance Series Fund (an
                                             investment company); General Counsel and
                                             Secretary, Pilgrim Baxter Value
                                             Investors (an investment adviser); Chief
                                             Operating Officer, General Counsel and
                                             Secretary, Old Mutual Investment
                                             Partners (a broker-dealer); General
                                             Counsel and Secretary, Old Mutual Fund
                                             Services (an administrator); General
                                             Counsel and Secretary, Old Mutual
                                             Shareholder Services (a shareholder
                                             servicing center); Executive Vice
                                             President, General Counsel and
                                             Secretary, Old Mutual Capital, Inc. (an
                                             investment adviser); and Vice President
                                             and Secretary, Old Mutual Advisors Funds
                                             (an investment company)
-------------------------------------------------------------------------------------------------------------------------

  Lisa O. Brinkley -- 1959        2004       Global Compliance Director, Invesco       N/A
  Vice President                             Ltd.; and Vice President of The AIM
                                             Family of Funds--Registered Trademark--

                                             Formerly: Senior Vice President, A I M
                                             Management Group Inc. (financial
                                             services holding company); Senior Vice
                                             President and Chief Compliance Officer,
                                             A I M Advisors, Inc. and The AIM Family
                                             of Funds--Registered Trademark--; Vice
                                             President and Chief Compliance Officer,
                                             A I M Capital Management, Inc. and A I M
                                             Distributors, Inc.; Vice President, AIM
                                             Investment Services, Inc. and Fund
                                             Management Company; Senior Vice
                                             President and Chief Compliance Officer
                                             of The AIM Family of Funds--Registered
                                             Trademark--; and Senior Vice President
                                             and Compliance Director, Delaware
                                             Investments Family of Funds
-------------------------------------------------------------------------------------------------------------------------

  Kevin M. Carome -- 1956         2003       General Counsel, Secretary and Senior
  Vice President                             Managing Director, Invesco Ltd.;
                                             Director and Secretary, Invesco Holding
                                             Company Limited, IVZ, Inc. and INVESCO
                                             Group Services, Inc.; Director, INVESCO
                                             Funds Group, Inc.; Secretary, INVESCO
                                             North American Holdings, Inc.; and Vice
                                             President of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Senior Managing Director,       N/A
                                             Invesco Holding Company Limited;
                                             Director, Senior Vice President,
                                             Secretary and General Counsel, A I M
                                             Management Group Inc. and A I M
                                             Advisors, Inc.; Senior Vice President,
                                             A I M Distributors, Inc.; Director,
                                             General Counsel and Vice President, Fund
                                             Management Company; Vice President,
                                             A I M Capital Management, Inc. and AIM
                                             Investment Services, Inc.; Senior Vice
                                             President, Chief Legal Officer and
                                             Secretary of The AIM Family of
                                             Funds--Registered Trademark--; Director
                                             and Vice President, INVESCO
                                             Distributors, Inc.; Chief Executive
                                             Officer and President, INVESCO Funds
                                             Group, Inc.; and Senior Vice President
                                             and General Counsel, Liberty Financial
                                             Companies, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Sidney M. Dilgren -- 1961       2004       Vice President, A I M Advisors, Inc. and  N/A
  Vice President, Principal                  A I M Capital Management, Inc.; and Vice
  Financial Officer and                      President, Treasurer and Principal
  Treasurer                                  Financial Officer of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Fund Treasurer, A I M
                                             Advisors, Inc.; Senior Vice President,
                                             AIM Investment Services, Inc.; and Vice
                                             President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Karen Dunn Kelley -- 1960       2004       Head of Invesco's World Wide Fixed        N/A
  Vice President                             Income and Cash Management Group;
                                             Director of Cash Management and Senior
                                             Vice President, A I M Advisors, Inc. and
                                             A I M Capital Management, Inc; Executive
                                             Vice President, A I M Distributors,
                                             Inc.; Senior Vice President, A I M
                                             Management Group Inc.; Vice President,
                                             The AIM Family of Funds--Registered
                                             Trademark-- (other than AIM Treasurer's
                                             Series Trust, Short-Term Investments
                                             Trust and Tax-Free Investments Trust);
                                             and President and Principal Executive
                                             Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)
                                             Formerly: Director and President, Fund
                                             Management Company; Chief Cash
                                             Management Officer and Managing
                                             Director, A I M Capital Management,
                                             Inc.; Vice President, A I M Advisors,
                                             Inc. and The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)
-------------------------------------------------------------------------------------------------------------------------

  Lance A. Rejsek -- 1967         2005       Anti-Money Laundering Compliance          N/A
  Anti-Money Laundering                      Officer, A I M Advisors, Inc., A I M
  Compliance Officer                         Capital Management, Inc., A I M
                                             Distributors, Inc., AIM Investment
                                             Services, Inc., AIM Private Asset
                                             Management, Inc. and The AIM Family of
                                             Funds--Registered Trademark--
                                             Formerly: Anti-Money Laundering
                                             Compliance Officer, Fund Management
                                             Company; and Manager of the Fraud
                                             Prevention Department, AIM Investment
                                             Services, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Todd L. Spillane -- 1958        2006       Senior Vice President, A I M Management   N/A
  Chief Compliance Officer                   Group Inc.; Senior Vice President and
                                             Chief Compliance Officer, A I M
                                             Advisors, Inc. and A I M Capital
                                             Management, Inc.; Chief Compliance
                                             Officer of The AIM Family of
                                             Funds--Registered Trademark--, Invesco
                                             Global Asset Management (N.A.), Inc.,
                                             (registered investment advisor), Invesco
                                             Institutional (N.A.), Inc., (registered
                                             investment advisor), INVESCO Private
                                             Capital Investments, Inc. (holding
                                             company), Invesco Private Capital, Inc.
                                             (registered investment advisor) and
                                             Invesco Senior Secured Management, Inc.
                                             (registered investment advisor); and
                                             Vice President, A I M Distributors, Inc.
                                             and AIM Investment Services, Inc.

                                             Formerly: Vice President, A I M Capital
                                             Management, Inc. and Fund Management
                                             Company; Global Head of Product
                                             Development, AIG-Global Investment
                                             Group, Inc.; and Chief Compliance
                                             Officer and Deputy General Counsel,
                                             AIG-SunAmerica Asset Management
-------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust
1735 Market Street, 51st      & Frankel LLP            P.O. Box 4739            Company
Floor                         1177 Avenue of the       Houston, TX 77210-4739   225 Franklin Street
Philadelphia, PA 19103-7599   Americas                                          Boston, MA 02110-2801
                              New York, NY 10036-2714

                [EDELIVERY                   Fund holdings and proxy voting information
               GO PAPERLESS
       AIMINVESTMENTS.COM/EDELIVERY          The Fund provides a complete list of its
                 GRAPHIC]                    holdings four times in each fiscal year,
                                             at the quarter-ends. For the second and
REGISTER FOR EDELIVERY                       fourth quarters, the lists appear in the
                                             Fund's semiannual and annual reports to
eDelivery is the process of receiving your   shareholders. For the first and third
fund and account information via e-mail.     quarters, the Fund files the lists with
Once your quarterly statements, tax forms,   the Securities and Exchange Commission
fund reports, and prospectuses are           (SEC) on Form N-Q. The most recent list of
available, we will send you an e-mail        portfolio holdings is available at
notification containing links to these       AIMinvestments.com. From our home page,
documents. For security purposes, you will   click on Products & Performance, then
need to log in to your account to view       Mutual Funds, then Fund Overview. Select
your statements and tax forms.               your Fund from the drop-down menu and
                                             click on Complete Quarterly Holdings.
WHY SIGN UP?                                 Shareholders can also look up the Fund's
                                             Forms N-Q on the SEC Web site at sec.gov.
Register for eDelivery to:                   Copies of the Fund's Forms N-Q may be
                                             reviewed and copied at the SEC Public
o  save your Fund the cost of printing and   Reference Room in Washington, D.C. You can
   postage.                                  obtain information on the operation of the
                                             Public Reference Room, including
o  reduce the amount of paper you receive.   information about duplicating fee charges,
                                             by calling 202-942-8090 or 800-732-0330,
o  gain access to your documents faster by   or by electronic request at the following
   not waiting for the mail.                 e-mail address: publicinfo@sec.gov. The
                                             SEC file numbers for the Fund are
o  view your documents online anytime at     811-02699 and 002-57526.
   your convenience.
                                             A description of the policies and
o  save the documents to your personal       procedures that the Fund uses to determine
   computer or print them out for your       how to vote proxies relating to portfolio
   records.                                  securities is available without charge,
                                             upon request, from our Client Services
HOW DO I SIGN UP?                            department at 800-959-4246 or on the AIM
                                             Web site, AIMinvestments.com. On the home
It's easy. Just follow these simple steps:   page, scroll down and click on Proxy
                                             Policy. The information is also available
1. Log in to your account.                   on the SEC Web site, sec.gov.

2. Click on the "Service Center" tab.        Information regarding how the Fund voted
                                             proxies related to its portfolio
3. Select "Register for eDelivery" and       securities during the 12 months ended June
   complete the consent process.             30, 2007, is available at our Web site. Go
                                             to AIMinvestments.com, access the About Us
This AIM service is provided by AIM          tab, click on Required Notices and then
Investment Services, Inc.                    click on Proxy Voting Activity. Next,
                                             select the Fund from the drop-down menu.
                                             The information is also available on the
                                             SEC Web site, sec.gov.

                                             If used after April 20, 2008, this report
                                             must be accompanied by a Fund fact sheet
                                             or by an AIM Quarterly Performance Review
                                             for the most recent quarter-end. Mutual
                                             funds and exchange-traded funds
                                             distributed by A I M Distributors, Inc.

                                             MCCE-AR-1   A I M Distributors, Inc.

                                                                [AIM INVESTMENTS LOGO]
                                                               --REGISTERED TRADEMARK--

DOMESTIC EQUITY
Small Cap

                                                       AIM Small Cap Growth Fund
                               Annual Report to Shareholders - December 31, 2007

Table of Contents

Letters to Shareholders .........    2
Performance Summary .............    4
Management Discussion ...........    4
Long-term Fund Performance ......    6
Supplemental Information ........    8
Schedule of Investments .........    9
Financial Statements ............   13
Notes to Financial Statements ...   15
Financial Highlights ............   22
Auditor's Report ................   27
Fund Expenses ...................   28
Tax Information .................   29            [COVER GLOBE IMAGE]
Trustees and Officers ...........   30

[AIM INVESTMENT SOLUTIONS]

        [GRAPHIC]   [GRAPHIC]
        [DOMESTIC     [FIXED
         EQUITY]     INCOME]

[GRAPHIC]   [GRAPHIC]     [GRAPHIC]
 [TARGET     [TARGET    [DIVERSIFIED
  RISK]     MATURITY]    PORTFOLIOS]

     [GRAPHIC]      [GRAPHIC]
      [SECTOR    [INTERNATIONAL/
      EQUITY]     GLOBAL EQUITY]

       [AIM INVESTMENTS LOGO]
      --REGISTERED TRADEMARK--

AIM Small Cap Growth Fund

                    Dear Shareholders:

                    I'm pleased to provide you with this report, which includes
[TAYLOR             a discussion of how your Fund was managed during the period
 PHOTO]             under review, and factors that affected its performance. The following pages contain important information that answers
Philip Taylor       questions you may have about your investment.

                       Despite notable volatility at points throughout the year
                    ended December 31, 2007, major stock market indexes in the U.S. and abroad generally performed well. Reasons for their favorable performance included positive economic growth, particularly overseas; strong corporate profits; and action by the U.S. Federal Reserve Board (the Fed) to lower short-term interest rates, among other factors.

                       At its mid-September 2007 meeting, the Fed cut its
                    federal funds target rate for the first time since June 2003.(1) That cut followed 17 rate increases from June 2004 to June 2006(1) and was intended to address concerns about a weak housing market and problems in the subprime mortgage market, which some feared could adversely affect the U.S. economy. The Fed cut the federal funds target rate again in late October and mid-December in response to continued economic uncertainty.

                       This kind of uncertainty can affect equity, fixed-income
                    and other markets--often suddenly and sometimes dramatically. We can help you deal with market volatility by offering a broad range of mutual funds, including:

                    o  Domestic, global and international equity funds.

                    o  Taxable and tax-exempt fixed-income funds.

                    o Allocation portfolios, with risk/return characteristics to match your needs.

                    o AIM Independence Funds--target-maturity funds that combine retail mutual funds and PowerShares--REGISTERED TRADEMARK-- exchange-traded funds--with risk/return characteristics that change as your target retirement date nears.

                       I encourage you to talk with your financial advisor if
                    you have concerns about your portfolio. We believe in the value of working with a trusted financial advisor who can recommend AIM funds that are appropriate for your portfolio and that address your long-term investment goals and risk tolerance regardless of prevailing short-term market conditions.

                    In conclusion

                    In May, AIM Investments' parent company changed its name from AMVESCAP PLC to Invesco Ltd., uniting our worldwide operations and global expertise under a new name. While the name of our parent company may be new to you, I can assure you that AIM's commitment to excellent customer service remains unchanged. Our highly trained, courteous client service representatives are eager to answer your questions, provide you with product information or assist you with account transactions. I encourage you to give us an opportunity to serve you by calling us at 800-959-4246.

                       We at AIM are committed to helping you achieve your
                    financial goals. We work every day to earn your trust, and we're grateful for the confidence you've placed in us.

                    Sincerely,


                    /S/ PHILIP TAYLOR
                    ------------------------------
                    Philip Taylor
                    President - AIM Funds
                    CEO, AIM Investments

                    February 11, 2008

                    Source: (1)U.S. Federal Reserve Board

                    AIM Investments--REGISTERED TRADEMARK-- is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc., A I M Capital Management, Inc., AIM Private Asset Management, Inc. and PowerShares Capital Management LLC are the investment advisors for the products and services represented by AIM Investments; they each provide investment advisory services to individual and institutional clients and do not sell securities. A I M Distributors, Inc. is the distributor for the retail mutual funds and U.S. institutional money market funds represented by AIM Investments and the exchange-traded funds managed by PowerShares Capital Management LLC. All entities are indirect wholly owned subsidiaries of Invesco Ltd.

AIM Small Cap Growth Fund

                    Dear Fellow AIM Fund Shareholders:

                    The lines of communication are open: More than 250 of you
    [CROCKETT       have responded to the invitation I extended in my previous
      PHOTO]        letter to complete an online survey, and more than 50
                    shareholders have contacted me directly by e-mail. When I
Bruce L. Crockett   could respond quickly and easily to a shareholder's specific concern I did, but the messages for the most part raised consistent issues that I respond to here.

                       I have received many suggestions, a few complaints, and
                    one offer to buy a gold mine! In general, your letters expressed an appreciation for transparency, frankness and the opportunity to comment. Nevertheless, several shareholders found room for improvement in communications. Some would like more concise letters while others would prefer reports to be more customized for their particular information needs. With these reports going to tens of thousands of people, shareholder communications necessarily have to cover those issues common to a diverse population as well as the information required by law. The ability to change or further customize letters and reports is also affected by technology, timeliness and cost.

                       Online survey responders preferred electronic
                    communications to paper at a ratio of 63% to 37%. Direct responders expressed more of a preference for paper, especially for long reports. Electronic communications are more cost-effective than paper communications that have to be printed and mailed, so I encourage those who have resisted electronic communications to give them a try.

                       The correspondence shows that improving fund performance
                    and reducing shareholder costs remain the key shareholder concerns. Several letters noted individual funds where performance had changed for the better, while others remained dissatisfied with the returns from funds they hold. Although 75% of the online survey responders wanted to see more overall fund performance data in these letters, and 58% wanted more information on individual funds, Securities and Exchange Commission (SEC) and Financial Industry Regulatory Authority (FINRA) rules are very specific about the way fund performance can be discussed in print. Respect for those rules prevents me from commenting on individual funds or very recent results here, but I can assure you that your Board and all of its Investments subcommittees continue to work with AIM Investments to make improved performance a top priority for all fund managers.

                       Expense levels came up as another dominant issue, and no
                    respondent felt these were too low. Several shareholders questioned the need for 12b-1 fees, which cover the cost of distributing fund shares and thereby help the fund to attract new assets. Your Board reviews the funds' 12b-1 fees annually with the shareholders' best interests in mind. While your Board keeps its eye on containing or lowering these fees wherever possible, we also are mindful that 12b-1 fees may be necessary in order to maintain an effective distribution system for fund shares.

                       The value of communication between the Board and
                    shareholders has been noted within and beyond the AIM community. In the online survey, 87% of the respondents felt it was either somewhat or very important to hear directly from the Board, with 55% saying it was very important. Morningstar--TRADEMARK--, the mutual fund tracking company, also commented favorably on this channel of communication in its fall 2007 update of fund stewardship grades, where AIM was one of fewer than 10 fund boards to get an A for board quality, according to BoardIQ (11/13/07).

                       In other news, Ruth Quigley retired from your Board at
                    the end of 2007, and we thank her for her many years of dedicated service. Larry Soll has assumed Ruth's place as a vice chair of the Investments Committee. The Valuation Committee, which Ruth used to chair, has been reorganized as the Valuation, Distribution and Proxy Oversight Committee under the chairmanship of Carl Frischling. The elevation of proxy oversight to standing committee status responds to suggestions from shareholders. In addition, Prema Mathi-Davis assumed my seat on the Governance Committee, and I moved to the Audit Committee.

                       Your Board looks forward to another year of diligent
                    effort on your behalf, and we are even more strongly motivated by your feedback. The invitation remains open to e-mail me at bruce@brucecrockett.com. I look forward to hearing from you.

                    Sincerely,


                    /S/ BRUCE L. CROCKETT
                    ------------------------------
                    Bruce L. Crockett
                    Independent Chair
                    AIM Funds Board of Trustees

                    February 11, 2008

AIM Small Cap Growth Fund

Management's discussion of Fund performance                                               with company management.

=======================================================================================   2. Valuation analysis. Identifying
PERFORMANCE SUMMARY                                                                       attractively valued stocks given their
                                                                                          growth potential over a one- to two-year
For the year ended December 31, 2007, Class A shares of AIM Small Cap Growth Fund         horizon.
delivered positive returns and, at net asset value (NAV), outperformed the Russell 2000
Growth Index. Outperformance versus the Russell 2000 Growth Index was driven by solid     3. Timeliness analysis. Identifying the
stock selection across sectors.                                                           "time- liness" of a stock purchase. We
                                                                                          review trading volume characteristics and
   The Fund also outperformed versus the broad market index, the S&P 500 Index.           trend analysis to make sure there are no
Outperformance versus the S&P 500 Index was primarily due to the fact that small-cap      signs of stock deterioration. This also
growth stocks generally outperformed large-cap stocks during the year.                    serves as a risk management measure that
                                                                                          helps us confirm our high conviction
   Your Fund's long-term performance appears later in this report.                        candidates.

FUND VS. INDEXES                                                                             We consider selling or trimming a stock
                                                                                          when:
Total returns, 12/31/06-12/31/07, at NAV. Performance shown does not include applicable
CDSC or front-end sales charges, which would have reduced performance.                    o The company's fundamental business
                                                                                          prospects deteriorate.
Class A Shares                                                                   11.38%
Class B Shares                                                                   10.55    o A stock hits its target price.
Class C Shares                                                                   10.52
Class R Shares                                                                   11.07    o The company's technical profile
Investor Class Shares                                                            11.39    deteriorates.
S&P 500 Index(triangle) (Broad Market Index)                                      5.49
Russell 2000 Growth Index(triangle) (Style-Specific Index)                        7.05    Market conditions and your Fund
Lipper Small-Cap Growth Funds Index(triangle) (Peer Group Index)                  9.68
                                                                                          Despite high market volatility late in the
SOURCE: (triangle)LIPPER INC.                                                             year, major U.S. equity markets finished
=======================================================================================   the year in positive territory.(1) In the
                                                                                          first part of the year, strong economic
How we invest                                cap-growth asset class. We seek to control   growth, favorable corporate earnings and
                                             risk by keeping the Fund's sector            increased merger and acquisition activity
We focus on small-cap growth companies       weightings in line with the benchmark by     drove equity markets higher. However,
with visible and long-term growth            staying fully diversified in all those       concerns about the credit markets,
opportunities, as demonstrated by            sectors.                                     continued weakness in housing and rising
consistent and accelerating earnings                                                      oil prices weighed heavily on investor
growth. Our investment philosophy            o STOCK SELECTION: We select stocks based    sentiment during much of the second half
involves:                                    on an analysis of individual companies.      of the year.
                                             Our three-step selection process includes:
o PORTFOLIO CONSTRUCTION: We align the                                                       In this environment, large-cap stocks
Fund with the Russell 2000 Growth Index,     1. Fundamental analysis. Building            generally outperformed both mid- and
the benchmark we believe represents the      financial models and conducting in-depth     small- cap stocks.(1) Additionally, growth
small-                                       interviews                                   stocks out- performed value stocks.(1)
                                                                                          With the exception of the financials and
                                                                                          consumer discretionary sectors, positive
                                                                                          performance was broad

==========================================   ==========================================   ==========================================
PORTFOLIO COMPOSITION                        TOP FIVE INDUSTRIES*                         TOP 10 EQUITY HOLDINGS*

By sector                                    1. Application Software               6.8%    1. Carpenter Technology Corp.        1.4%
Information Technology               28.6%   2. Semiconductors                     4.6     2. General Cable Corp.               1.3
Health Care                          17.7    3. Oil & Gas Exploration &                    3. Bucyrus International, Inc.
Industrials                          17.0       Production                         4.0        -Class A                          1.3
Consumer Discretionary               10.2    4. Biotechnology                      3.7     4. MICROS Systems, Inc.              1.3
Energy                                8.4    5. Oil & Gas Equipment &                      5. Church & Dwight Co., Inc.         1.3
Financials                            6.5       Services                           3.5     6. Varian Inc.                       1.3
Materials                             3.8                                                  7. Blackboard Inc.                   1.2
Consumer Staples                      3.7    Total Net Assets            $1.70 billion     8. ANSYS, Inc.                       1.2
Telecommunication Services            2.0    Total Number of Holdings*             131     9. DeVry, Inc.                       1.2
Utilities                             0.8                                                 10. Affiliated Managers Group, Inc.   1.1
Money Market Funds Plus
Other Assets Less Liabilities         1.3

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*  Excluding money market fund holdings.
==========================================   ==========================================   ==========================================

AIM Small Cap Growth Fund

among Russell 2000 Growth Index sectors         The Fund also outperformed the Russell    The views and opinions expressed in
with the best returns found in the           2000 Growth Index in the health care         management's discussion of Fund
materials, utilities and energy sectors.     sector. Outperformance in this sector was    performance are those of A I M Advisors,
                                             driven primarily by stock selection in       Inc. These views and opinions are subject
   The Fund benefited from positive          biotechnology and health care providers      to change at any time based on factors
absolute performance in eight out of 10      and services holdings. Examples of           such as market and economic conditions.
economic sectors, with the highest           biotechnology holdings that performed well   These views and opinions may not be relied
positive impact on performance coming from   included BIOMARIN PHARMACEUTICAL, MYRIAD     upon as investment advice or
holdings in the health care, information     GENETICS and UNITED THERAPEUTICS. Examples   recommendations, or as an offer for a
technology (IT) and energy sectors. The      of health care providers and services        particular security. The information is
Fund outperformed the Russell 2000 Growth    stocks that made meaningful contributions    not a complete analysis of every aspect of
Index by the widest margin in those same     included PEDIATRIX MEDICAL GROUP and VCA     any market, country, industry, security or
three sectors.                               ANTECH.                                      the Fund. Statements of fact are from
                                                                                          sources considered reliable, but A I M
   Outperformance in the IT sector was          Underperformance versus the Russell       Advisors, Inc. makes no representation or
driven primarily by solid stock selection    2000 Growth Index was isolated in the        warranty as to their completeness or
in a number of industries including          materials and consumer discretionary         accuracy. Although historical performance
internet software and services, software     sectors. In the materials sector,            is no guarantee of future results, these
and semiconductors/semiconductor             underperformance was primarily driven by     insights may help you understand our
equipment. Two IT holdings were among the    an underweight position in chemicals         investment management philosophy.
Fund's top five contributors to overall      holdings and an overweight position in
performance during the year--aQuantive and   construction materials holdings.                See important Fund and index
Ansys. aQuantive, a company that offers                                                      disclosures later in this report.
digital marketing services to help clients      Underperformance in the consumer
efficiently allocate their online            discretionary sector was driven largely by                  Juliet Ellis
advertising budgets, was acquired by         stock selection in the specialty retail           [ELLIS    Chartered Financial
Microsoft (not a Fund holding) in August     industry. Many retail stocks faced selling        PHOTO]    Analyst, senior portfolio
of this year. We subsequently sold the       pressure during the year, as investors                      manager, is lead manager of
stock, locking in substantial gains for      feared that consumers would finally begin                   AIM Small Cap Growth Fund.
shareholders. Ansys, a maker of design       to slow their discretionary spending.        Ms. Ellis joined AIM in 2004. She
software for developers and engineers,       Examples of holdings that were significant   previously served as senior portfolio
continued to benefit from strong demand      detractors from Fund performance included    manager of two small-cap funds for another
for its software products during the year.   HOT TOPIC and DSW. Both holdings were        company and was responsible for the
                                             negatively affected by slower consumer       management of more than $2 billion in
   Many companies in the energy sector       spending during the year. Despite the        assets. Ms. Ellis began her investment
continued to benefit from higher oil         pull-back, we continued to own both stocks   career in 1981 as a financial consultant.
prices and the ongoing modernization and     at the close of the reporting period.        She is a cum laude and Phi Beta Kappa
expansion of the global energy                                                            graduate of Indiana University with a B.A.
infrastructure. The Fund outperformed the       During the year, the most significant     in economics and political science.
Russell 2000 Growth Index in this sector     positioning changes included additions in
due to solid stock selection in both         the industrials, materials and consumer                     Juan Hartsfield
energy equipment and services holdings, as   staples sectors. These purchases were                       Chartered Financial
well as exploration and production           funded by reducing exposure to the             [HARTSFIELD  Analyst, portfolio manager,
holdings. An overweight position in energy   consumer discretionary, health care and           PHOTO]    is manager of AIM Small Cap
equipment and services holdings also         financials sectors. All changes to the                      Growth Fund. Prior to
contributed to outperformance. In this       Fund were based on our bottom-up stock       joining AIM in 2004, he began his
area, one holding that made a significant    selection process of identifying high        investment career in 2000 as an equity
contribution to Fund performance was FMC     quality growth companies trading at what     analyst and most recently served as a
TECHNOLOGIES. FMC Technologies provides      we believe are attractive valuations.        portfolio manager. Mr. Hartsfield earned
subsea drilling and production systems for                                                an B.S. in petroleum engineering from The
the exploration and production of oil and       Although we are pleased to have           University of Texas at Austin and an
gas. The company benefited from solid        provided positive returns for our            M.B.A. from the University of Michigan.
demand for its products, producing growth    investors for the year, we are always
in revenue and earnings during the year.     striving to improve performance and help     Assisted by the Small Cap Core/Growth Team
                                             you meet your financial goals. We thank
                                             you for your commitment to AIM Small Cap     On February 4, 2008, after the close of
                                             Growth Fund.                                 the reporting period,Clay Manley was added
                                                                                          to the team.
                                             Source: (1)Lipper Inc.

AIM Small Cap Growth Fund

Your Fund's long-term performance

Past performance cannot guarantee            not. Performance shown in the chart and      percent change in the value of the
comparable future results.                   table(s) does not reflect deduction of       investment. In this chart, each segment
                                             taxes a shareholder would pay on Fund        represents a doubling, or 100% change, in
   The data shown in the chart include       distributions or sale of Fund shares.        the value of the investment. In other
reinvested distributions, applicable sales   Performance of the indexes does not          words, the space between $5,000 and
charges, Fund expenses and management        reflect the effects of taxes.                $10,000 is the same size as the space
fees. Results for Class B shares are                                                      between $10,000 and $20,000, and so on.
calculated as if a hypothetical                 This chart, which is a logarithmic
shareholder had liquidated his entire        chart, presents the fluctuations in the
investment in the Fund at the close of the   value of the Fund and its indexes. We
reporting period and paid the applicable     believe that a logarithmic chart is more
contingent deferred sales charges. Index     effective than other types of charts in
results include reinvested dividends, but    illustrating changes in value during the
they do not reflect sales charges.           early years shown in the chart. The
Performance of an index of funds reflects    vertical axis, the one that indicates the
fund expenses and management fees;           dollar value of an investment, is
performance of a market index does           constructed with each segment representing
                                             a

------------------------------------------------------------------------------------------------------------------------------------
Continued from page 8

o The Fund is not managed to track the       Other information                            o Industry classifications used in this
performance of any particular index,                                                      report are generally according to the
including the indexes defined here, and      o The returns shown in the management's      Global Industry Classification Standard,
consequently, the performance of the Fund    discussion of Fund performance are based     which was developed by and is the
may deviate significantly from the           on net asset values calculated for           exclusive property and a service mark of
performance of the indexes.                  shareholder transactions. Generally          Morgan Stanley Capital International Inc.
                                             accepted accounting principles require       and Standard & Poor's.
o A direct investment cannot be made in an   adjustments to be made to the net assets
index. Unless otherwise indicated, index     of the Fund at period end for financial      o The Chartered Financial
results include reinvested dividends, and    reporting purposes, and as such, the net     Analyst--REGISTERED TRADEMARK--
they do not reflect sales charges.           asset values for shareholder transactions    (CFA--REGISTERED TRADEMARK--) designation
Performance of an index of funds reflects    and the returns based on those net asset     is a globally recognized standard for
fund expenses; performance of a market       values may differ from the net asset         measuring the competence and integrity of
index does not.                              values and returns reported in the           investment professionals.
                                             Financial Highlights.

====================================================================================================================================
                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT
FUND DATA FROM 10/18/95, INDEX DATA FROM 10/31/95

                      AIM SMALL CAP GROWTH   AIM SMALL CAP GROWTH    S&P 500   RUSSELL 2000 GROWTH      LIPPER SMALL-CAP
             DATE      FUND-CLASS A SHARES    FUND-CLASS B SHARES   INDEX(1)         INDEX(1)        GROWTH FUNDS INDEX(1)

           10/18/95          $ 9450                 $10000
              10/95            9483                  10035           $10000           $10000                 $10000
              11/95            9665                  10219            10438            10441                  10367
              12/95            9756                  10307            10640            10673                  10624
               1/96            9822                  10367            11001            10584                  10579
               2/96           10376                  10953            11104            11067                  11092
               3/96           10781                  11373            11211            11286                  11452
               4/96           11790                  12439            11376            12152                  12615
               5/96           12229                  12886            11669            12775                  13188
               6/96           11517                  12133            11713            11945                  12451
               7/96           10632                  11198            11196            10487                  11083
               8/96           10790                  11356            11432            11263                  11868
               9/96           11592                  12196            12075            11843                  12625
              10/96           11211                  11785            12408            11333                  12089
              11/96           11096                  11654            13345            11648                  12279
              12/96           11104                  11661            13081            11875                  12435
               1/97           11352                  11914            13898            12171                  12724
               2/97           10377                  10891            14007            11436                  11805
               3/97            9552                  10009            13432            10629                  10953
               4/97            9446                   9896            14233            10506                  10790
               5/97           10670                  11172            15104            12086                  12287
               6/97           11256                  11782            15775            12495                  12945
               7/97           12232                  12797            17030            13136                  13724
               8/97           12499                  13069            16077            13530                  13942
               9/97           13661                  14272            16957            14609                  15115
              10/97           13057                  13634            16391            13732                  14342
              11/97           12907                  13465            17149            13404                  14018
              12/97           12908                  13466            17443            13412                  13831
               1/98           13044                  13590            17636            13233                  13626
               2/98           14175                  14768            18907            14401                  14728
               3/98           15106                  15726            19875            15006                  15394
               4/98           15423                  16043            20078            15098                  15506
               5/98           14574                  15152            19734            14001                  14409
               6/98           15288                  15890            20535            14144                  14831
               7/98           14347                  14894            20318            12963                  13715
               8/98           11227                  11656            17382             9970                  10719
               9/98           12204                  12642            18497            10981                  11293
              10/98           12439                  12891            19999            11554                  11738
              11/98           13752                  14232            21211            12450                  12692
              12/98           15900                  16458            22432            13577                  13965
               1/99           16534                  17101            23370            14188                  14303
               2/99           15553                  16082            22643            12890                  12926
               3/99           16907                  17476            23549            13349                  13511
               4/99           18166                  18762            24461            14528                  14038
               5/99           18987                  19593            23884            14551                  14115
               6/99           21023                  21700            25206            15317                  15436
               7/99           21405                  22075            24422            14844                  15381
               8/99           21647                  22314            24301            14288                  15166
               9/99           21946                  22610            23636            14564                  15715
              10/99           22890                  23569            25131            14937                  16632
              11/99           25831                  26576            25642            16516                  18730
              12/99           30307                  31172            27150            19428                  22507
               1/00           30707                  31564            25786            19247                  22272
               2/00           40322                  41425            25299            23725                  28798
               3/00           38999                  40054            27772            21231                  26537
               4/00           35263                  36193            26937            19087                  23257
               5/00           31755                  32563            26385            17416                  21355
               6/00           38668                  39629            27034            19666                  25116
               7/00           34646                  35487            26612            17980                  23482
               8/00           39697                  40630            28264            19872                  26008
               9/00           38491                  39370            26772            18884                  24720
              10/00           35373                  36153            26659            17352                  22865
              11/00           28210                  28825            24559            14201                  18971
              12/00           30086                  30722            24679            15070                  20649
               1/01           31316                  31954            25554            16290                  21279
               2/01           26544                  27065            23226            14057                  18554
               3/01           23860                  24310            21755            12779                  16752
               4/01           27160                  27655            23444            14343                  18561
====================================================================================================================================

                                                                                                              SOURCE: (1)LIPPER INC.

====================================================================================================================================
                                                          [MOUNTAIN CHART]

               5/01           27494                  27987            23602            14676                  19064
               6/01           27788                  28266            23027            15076                  19545
               7/01           26427                  26862            22801            13790                  18455
               8/01           24669                  25059            21375            12928                  17363
               9/01           21006                  21318            19649            10842                  14653
              10/01           22701                  23034            20024            11885                  15726
              11/01           24438                  24782            21559            12878                  16945
              12/01           25943                  26294            21748            13679                  17972
               1/02           25165                  25489            21431            13193                  17428
               2/02           23416                  23708            21018            12339                  16373
               3/02           25184                  25479            21808            13411                  17712
               4/02           24637                  24910            20486            13121                  17245
               5/02           23566                  23827            20336            12354                  16553
               6/02           21756                  21980            18888            11306                  15323
               7/02           18775                  18951            17416             9569                  13150
               8/02           18796                  18951            17530             9564                  13131
               9/02           17715                  17856            15627             8873                  12334
              10/02           18523                  18661            17001             9322                  12861
              11/02           20029                  20163            18000            10246                  13938
              12/02           18675                  18778            16943             9540                  13007
               1/03           18150                  18252            16500             9281                  12663
               2/03           17675                  17758            16253             9033                  12269
               3/03           17917                  17994            16410             9170                  12522
               4/03           19221                  19282            17761            10038                  13557
               5/03           21039                  21097            18696            11169                  14939
               6/03           21656                  21698            18935            11384                  15445
               7/03           22656                  22696            19269            12245                  16348
               8/03           24070                  24092            19644            12902                  17215
               9/03           23293                  23287            19436            12576                  16793
              10/03           25163                  25146            20535            13662                  18316
              11/03           25961                  25930            20715            14108                  18804
              12/03           25981                  25930            21801            14171                  18831
               1/04           26831                  26768            22201            14915                  19712
               2/04           26721                  26639            22509            14892                  19637
               3/04           26590                  26487            22170            14962                  19502
               4/04           25396                  25285            21822            14211                  18549
               5/04           26064                  25940            22121            14493                  18936
               6/04           26903                  26744            22551            14975                  19476
               7/04           24428                  24275            21805            13631                  17757
               8/04           23651                  23482            21892            13338                  17182
               9/04           24522                  24341            22129            14075                  18164
              10/04           25230                  25027            22467            14417                  18673
              11/04           26959                  26714            23376            15636                  19980
              12/04           27757                  27497            24171            16198                  20862
               1/05           26980                  26702            23582            15468                  20073
               2/05           27738                  27431            24078            15681                  20469
               3/05           27030                  26713            23652            15092                  19782
               4/05           25827                  25521            23204            14132                  18676
               5/05           27860                  27507            23942            15128                  19914
               6/05           28275                  27895            23976            15617                  20610
               7/05           29813                  29398            24867            16709                  21868
               8/05           29500                  29066            24640            16474                  21490
               9/05           29542                  29086            24840            16604                  21607
              10/05           28520                  28057            24425            15990                  20875
              11/05           30236                  29743            25348            16896                  21994
              12/05           30070                  29553            25357            16871                  21976
               1/06           32256                  31692            26029            18498                  23767
               2/06           32247                  31657            26099            18399                  23674
               3/06           33669                  33038            26424            19294                  24660
               4/06           34073                  33411            26779            19238                  24743
               5/06           32062                  31413            26009            17884                  23204
               6/06           32008                  31344            26043            17895                  23011
               7/06           30523                  29871            26204            16965                  21756
               8/06           31243                  30549            26826            17462                  22194
               9/06           31387                  30677            27517            17580                  22484
              10/06           33157                  32383            28413            18720                  23499
              11/06           34546                  33714            28953            19168                  24292
              12/06           34377                  33518            29359            19122                  24317
               1/07           35106                  34215            29803            19478                  24930
               2/07           35425                  34520            29222            19416                  24882
               3/07           35907                  34951            29548            19596                  25143
               4/07           37002                  36003            30856            20109                  25869
               5/07           39130                  38041            31932            21027                  27056
               6/07           38719                  37623            31402            20906                  26986
               7/07           37650                  36558            30429            19821                  26001
               8/07           38049                  36923            30885            20319                  26348
               9/07           39438                  38253            32038            20909                  27374
              10/07           41106                  39848            32548            21851                  28561
              11/07           38447                  37238            31187            20342                  26680
              12/07           38230                  38235            30971            20470                  26670
====================================================================================================================================

AIM Small Cap Growth Fund

==========================================   SHARES FOR THE PERIOD USING BLENDED             THE PERFORMANCE OF THE FUND'S SHARE
AVERAGE ANNUAL TOTAL RETURNS                 RETURNS. CLASS A SHARES' INCEPTION DATE IS   CLASSES WILL DIFFER PRIMARILY DUE TO
                                             OCTOBER 18, 1995.                            DIFFERENT SALES CHARGE STRUCTURES AND
As of 12/31/07, including maximum                                                         CLASS EXPENSES.
applicable sales charges                        THE PERFORMANCE DATA QUOTED REPRESENT
                                             PAST PERFORMANCE AND CANNOT GUARANTEE
CLASS A SHARES                               COMPARABLE FUTURE RESULTS; CURRENT
Inception (10/18/95)                11.62%   PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE
   10 Years                         10.85    VISIT AIMINVESTMENTS.COM FOR THE MOST
    5 Years                         14.12    RECENT MONTH-END PERFORMANCE. PERFORMANCE
    1 Year                           5.26    FIGURES REFLECT REINVESTED DISTRIBUTIONS,
                                             CHANGES IN NET ASSET VALUE AND THE EFFECT
CLASS B SHARES                               OF THE MAXIMUM SALES CHARGE UNLESS
Inception (10/18/95)                11.62%   OTHERWISE STATED. INVESTMENT RETURN AND
    10 Years                        10.82    PRINCIPAL VALUE WILL FLUCTUATE SO THAT YOU
     5 Years                        14.33    MAY HAVE A GAIN OR LOSS WHEN YOU SELL
     1 Year                          5.70    SHARES.

CLASS C SHARES                                  THE TOTAL ANNUAL FUND OPERATING EXPENSE
Inception (5/3/99)                   8.12%   RATIO SET FORTH IN THE MOST RECENT FUND
    5 Years                         14.56    PROSPECTUS AS OF THE DATE OF THIS REPORT
    1 Year                           9.55    FOR CLASS A, CLASS B, CLASS C, CLASS R AND
                                             INVESTOR CLASS SHARES WAS 1.25%, 2.00%,
CLASS R SHARES                               2.00%, 1.50% AND 1.26%, RESPECTIVELY. THE
   10 Years                         11.24%   EXPENSE RATIOS PRESENTED ABOVE MAY VARY
    5 Years                         15.14    FROM THE EXPENSE RATIOS PRESENTED IN OTHER
    1 Year                          11.07    SECTIONS OF THIS REPORT THAT ARE BASED ON
                                             EXPENSES INCURRED DURING THE PERIOD
INVESTOR CLASS SHARES                        COVERED BY THIS REPORT.
   10 Years                         11.47%
    5 Years                         15.42       CLASS A SHARE PERFORMANCE REFLECTS THE
    1 Year                          11.39    MAXIMUM 5.50% SALES CHARGE, AND CLASS B
==========================================   AND CLASS C SHARE PERFORMANCE REFLECTS THE
                                             APPLICABLE CONTINGENT DEFERRED SALES
CLASS R SHARES' INCEPTION DATE IS JUNE 3,    CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE
2002. RETURNS SINCE THAT DATE ARE            CDSC ON CLASS B SHARES DECLINES FROM 5%
HISTORICAL RETURNS. ALL OTHER RETURNS ARE    BEGINNING AT THE TIME OF PURCHASE TO 0% AT
BLENDED RETURNS OF HISTORICAL CLASS R        THE BEGINNING OF THE SEVENTH YEAR. THE
SHARE PERFORMANCE AND RESTATED CLASS A       CDSC ON CLASS C SHARES IS 1% FOR THE FIRST
SHARE PERFORMANCE (FOR PERIODS PRIOR TO      YEAR AFTER PURCHASE. CLASS R SHARES DO NOT
THE INCEPTION DATE OF CLASS R SHARES) AT     HAVE A FRONT-END SALES CHARGE; RETURNS
NET ASSET VALUE, ADJUSTED TO REFLECT THE     SHOWN ARE AT NET ASSET VALUE AND DO NOT
HIGHER RULE 12B-1 FEES APPLICABLE TO CLASS   REFLECT A 0.75% CDSC THAT MAY BE IMPOSED
R SHARES. CLASS A SHARES' INCEPTION DATE     ON A TOTAL REDEMPTION OF RETIREMENT PLAN
IS OCTOBER 18, 1995.                         ASSETS WITHIN THE FIRST YEAR. INVESTOR
                                             CLASS SHARES DO NOT HAVE A FRONT-END SALES
   INVESTOR CLASS SHARES' INCEPTION DATE     CHARGE OR A CDSC; THEREFORE, PERFORMANCE
IS APRIL 7, 2006. RETURNS SINCE THAT DATE    IS AT NET ASSET VALUE.
ARE HISTORICAL RETURNS. ALL OTHER RETURNS
ARE BLENDED RETURNS OF HISTORICAL INVESTOR
CLASS SHARE PERFORMANCE AND RESTATED CLASS
A SHARE PERFORMANCE (FOR PERIODS PRIOR TO                                                 ==========================================
THE INCEPTION DATE OF INVESTOR CLASS                                                      FOR A DISCUSSION OF THE RISKS OF INVESTING
SHARES) AT NET ASSET VALUE, WHICH RESTATED                                                IN YOUR FUND AND INDEXES USED IN THIS
PERFORMANCE WILL REFLECT THE RULE 12B-1                                                   REPORT, PLEASE TURN THE PAGE.
FEES APPLICABLE TO CLASS A                                                                ==========================================

AIM Small Cap Growth Fund

AIM SMALL CAP GROWTH FUND'S INVESTMENT OBJECTIVE IS LONG-TERM GROWTH OF CAPITAL.

o Unless otherwise stated, information presented in this report is as of December 31, 2007, and is based on total net assets.

o Unless otherwise noted, all data in this report are from A I M Management Group Inc.

About share classes                          o Foreign securities have additional         o The prices of securities held by the
                                             risks, including exchange rate changes,      Fund may decline in response to market
o Class B shares are not available as an     political and economic upheaval, the         risks.
investment for retirement plans maintained   relative lack of information, relatively
pursuant to Section 401 of the Internal      low market liquidity, and the potential      o Interest rate risk refers to the risk
Revenue Code, including 401(k) plans,        lack of strict financial and accounting      that bond prices generally fall as
money purchase pension plans and profit      controls and standards.                      interest rates rise; conversely, bond
sharing plans. Plans that had existing                                                    prices generally rise as interest rates
accounts invested in Class B shares prior    o The Fund invests in "growth" stocks,       fall.
to September 30, 2003, will continue to be   which may be more volatile than other
allowed to make additional purchases.        investment styles because growth stocks      o The Fund may invest in obligations
                                             are more sensitive to investor perceptions   issued by agencies and instrumentalities
o Class R shares are available only to       of an issuing company's growth potential.    of the U.S. government that may vary in
certain retirement plans. Please see the                                                  the level of support they receive from the
prospectus for more information.             o The prices of initial public offering      U.S. government. The U.S. government may
                                             (IPO) securities may go up and down more     choose not to provide financial support to
o Investor Class shares are closed to most   than prices of equity securities of          U.S. government-sponsored agencies or
investors. For more information on who may   companies with longer trading histories.     instrumentalities if it is not legally
continue to invest in Investor Class         In addition, companies offering securities   obligated to do so. In this case, if the
shares, please see the prospectus.           in IPOs may have less experienced            issuer defaulted, the fund holding
                                             management or limited operating histories.   securities of such issuer might not be
Principal risks of investing in the Fund     There can be no assurance that the fund      able to recover its investment from the
                                             will have favorable IPO investment           U.S. government.
o The value of convertible securities in     opportunities.
which the Fund invests may be affected by                                                 About indexes used in this report
market interest rates--the risk that the     o The Fund may use enhanced investment
issuer may default on interest or            techniques such as leveraging and            o The S&P 500 --REGISTERED TRADEMARK--
principal payments and the value of the      derivatives. Leveraging entails risks such   INDEX is a market capitalization-weighted
underlying common stock into which these     as magnifying changes in the value of the    index covering all major areas of the U.S.
securities may be converted may decline as   portfolio's securities. Derivatives are      economy. It is not the 500 largest
a result.                                    subject to counter-party risk--the risk      companies, but rather the most widely held
                                             that the other party will not complete the   500 companies chosen with respect to
o Credit risk is the risk of loss on an      transaction with the Fund.                   market size, liquidity, and their
investment due to the deterioration of an                                                 industry.
issuer's financial health. Such a            o There is no guarantee that the
deterioration of financial health may        investment techniques and risk analyses      o The Russell 2000 --REGISTERED
result in a reduction of the credit rating   used by the Fund's portfolio managers will   TRADEMARK-- GROWTH INDEX measures the
of the issuer's securities and may lead to   produce the desired results.                 performance of those Russell 2000
the issuer's inability to honor its                                                       companies with higher price-to-book ratios
contractual obligations, including making    o Small- and mid-capitalization companies    and higher forecasted growth values. The
timely payment of interest and principal.    tend to be more vulnerable to adverse        Russell 2000 Growth Index is a
                                             developments and more volatile than larger   trademark/service mark of the Frank
o Prices of equity securities change in      companies. Investments in these sized        Russell Company. Russell --REGISTERED
response to many factors including the       companies may involve special risks,         TRADEMARK-- is a trademark of the Frank
historical and prospective earnings of the   including those associated with dependence   Russell Company.
issuer, the value of its assets, general     on a small management group, little or no
economic conditions, interest rates,         operating history, little or no track        o The LIPPER SMALL-CAP GROWTH FUNDS INDEX
investor perceptions and market liquidity.   record of success, limited product lines,    is an equally weighted representation of
                                             less publicly available information,         the largest funds in the Lipper Small-Cap
                                             illiquidity, restricted resale or less       Growth Funds category. These funds
                                             frequent trading.                            typically have an above-average
                                                                                          price-to-earnings ratio, price-to-book
                                                                                          ratio, and three-year sales-per-share
                                                                                          growth value, compared to the S&P SmallCap
                                                                                          600 Index.

=======================================================================================                          Continued on page 6
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS,     ==========================================
WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.           FUND NASDAQ SYMBOLS
INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
=======================================================================================   Class A Shares                       GTSAX
                                                                                          Class B Shares                       GTSBX
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE                                     Class C Shares                       GTSDX
AIMINVESTMENTS.COM                                                                        Class R Shares                       GTSRX
                                                                                          Investor Class Shares                GTSIX
                                                                                          ==========================================

AIM Small Cap Growth Fund

SCHEDULE OF INVESTMENTS(A)

December 31, 2007


                                                 SHARES          VALUE
---------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-98.68%

ADVERTISING-0.49%

National CineMedia, Inc.(b)                        327,987   $    8,268,552
===========================================================================

AEROSPACE & DEFENSE-1.67%

Ceradyne, Inc.(c)                                  233,872       10,975,613
---------------------------------------------------------------------------
TransDigm Group, Inc.(c)                           382,778       17,290,082
===========================================================================
                                                                 28,265,695
===========================================================================

AIR FREIGHT & LOGISTICS-1.30%

Forward Air Corp.                                  365,851       11,403,576
---------------------------------------------------------------------------
Hub Group, Inc.-Class A(c)                         403,882       10,735,183
===========================================================================
                                                                 22,138,759
===========================================================================

APPAREL RETAIL-1.24%

DSW Inc.-Class A(c)                                350,678        6,578,719
---------------------------------------------------------------------------
Hot Topic, Inc.(c)                               1,253,973        7,298,123
---------------------------------------------------------------------------
Zumiez Inc.(b)(c)                                  297,810        7,254,652
===========================================================================
                                                                 21,131,494
===========================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-0.76%

Warnaco Group, Inc. (The)(c)                       369,950       12,874,260
===========================================================================

APPLICATION SOFTWARE-6.78%

Ansoft Corp.(c)                                    413,076       10,678,015
---------------------------------------------------------------------------
ANSYS, Inc.(c)                                     498,399       20,663,622
---------------------------------------------------------------------------
Blackboard Inc.(b)(c)                              515,421       20,745,695
---------------------------------------------------------------------------
Informatica Corp.(c)                             1,000,182       18,023,280
---------------------------------------------------------------------------
JDA Software Group, Inc.(c)                        650,978       13,319,010
---------------------------------------------------------------------------
Lawson Software, Inc.(c)                         1,822,720       18,664,653
---------------------------------------------------------------------------
Manhattan Associates, Inc.(c)                      489,646       12,907,068
===========================================================================
                                                                115,001,343
===========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-1.12%

Affiliated Managers Group, Inc.(b)(c)              162,108       19,041,206
===========================================================================

AUTO PARTS & EQUIPMENT-0.71%

Tenneco Inc.(c)                                    464,601       12,112,148
===========================================================================

BIOTECHNOLOGY-3.68%

BioMarin Pharmaceutical Inc.(b)(c)                 502,654       17,793,952
---------------------------------------------------------------------------
Cepheid, Inc.(c)                                   355,123        9,357,491
---------------------------------------------------------------------------
Human Genome Sciences, Inc.(b)(c)                  617,914        6,451,022
---------------------------------------------------------------------------
Myriad Genetics, Inc.(b)(c)                        356,589       16,552,861
---------------------------------------------------------------------------
United Therapeutics Corp.(b)(c)                    126,151       12,318,645
===========================================================================
                                                                 62,473,971
===========================================================================

                                                 SHARES          VALUE
---------------------------------------------------------------------------


COMMUNICATIONS EQUIPMENT-3.23%

Arris Group Inc.(c)                                416,136   $    4,153,032
---------------------------------------------------------------------------
F5 Networks, Inc.(c)                               467,982       13,346,847
---------------------------------------------------------------------------
Harmonic Inc.(c)                                   724,262        7,590,266
---------------------------------------------------------------------------
NICE Systems Ltd.-ADR (Israel)(c)                  446,341       15,318,423
---------------------------------------------------------------------------
Polycom, Inc.(c)                                   519,817       14,440,516
===========================================================================
                                                                 54,849,084
===========================================================================

COMPUTER STORAGE & PERIPHERALS-0.81%

Emulex Corp.(c)                                    838,619       13,686,262
===========================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-2.05%

Bucyrus International, Inc.-Class A                225,098       22,372,491
---------------------------------------------------------------------------
Wabtec Corp.                                       359,330       12,375,325
===========================================================================
                                                                 34,747,816
===========================================================================

CONSTRUCTION MATERIALS-1.44%

Eagle Materials Inc.(b)                            347,422       12,326,532
---------------------------------------------------------------------------
Texas Industries, Inc.(b)                          172,587       12,098,349
===========================================================================
                                                                 24,424,881
===========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-3.18%

Euronet Worldwide, Inc.(b)(c)                      620,809       18,624,270
---------------------------------------------------------------------------
Global Payments Inc.                               218,965       10,186,252
---------------------------------------------------------------------------
NeuStar, Inc.-Class A(c)                           437,561       12,549,250
---------------------------------------------------------------------------
Syntel, Inc.(b)                                    326,860       12,590,647
===========================================================================
                                                                 53,950,419
===========================================================================

DIVERSIFIED COMMERCIAL & PROFESSIONAL
  SERVICES-3.26%

Advisory Board Co. (The)(c)                        164,630       10,567,600
---------------------------------------------------------------------------
CoStar Group Inc.(c)                               337,462       15,945,079
---------------------------------------------------------------------------
Pike Electric Corp.(c)                             791,362       13,263,227
---------------------------------------------------------------------------
Tetra Tech, Inc.(c)                                727,694       15,645,421
===========================================================================
                                                                 55,421,327
===========================================================================

DRUG RETAIL-0.85%

Longs Drug Stores Corp.                            306,092       14,386,324
===========================================================================

EDUCATION SERVICES-2.02%

DeVry, Inc.                                        393,338       20,437,842
---------------------------------------------------------------------------
Strayer Education, Inc.                             81,094       13,833,015
===========================================================================
                                                                 34,270,857
===========================================================================

ELECTRIC UTILITIES-0.76%

ITC Holdings Corp.                                 229,958       12,974,230
===========================================================================

AIM Small Cap Growth Fund


                                                 SHARES          VALUE
---------------------------------------------------------------------------

ELECTRICAL COMPONENTS & EQUIPMENT-3.12%

Acuity Brands, Inc.                                166,600   $    7,497,000
---------------------------------------------------------------------------
General Cable Corp.(c)                             307,827       22,557,563
---------------------------------------------------------------------------
Regal-Beloit Corp.                                 253,274       11,384,666
---------------------------------------------------------------------------
Thomas & Betts Corp.(c)                            236,505       11,598,205
===========================================================================
                                                                 53,037,434
===========================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-1.59%

Cogent Inc.(b)(c)                                  938,986       10,469,694
---------------------------------------------------------------------------
Coherent, Inc.(c)                                  429,484       10,767,164
---------------------------------------------------------------------------
Orbotech, Ltd. (Israel)(c)                         331,389        5,815,877
===========================================================================
                                                                 27,052,735
===========================================================================

ELECTRONIC MANUFACTURING SERVICES-0.82%

Trimble Navigation Ltd.(c)                         461,754       13,963,441
===========================================================================

ENVIRONMENTAL & FACILITIES SERVICES-0.64%

EnergySolutions Inc.(c)                             91,925        2,481,056
---------------------------------------------------------------------------
Fuel Tech, Inc.(b)(c)                              366,972        8,311,916
===========================================================================
                                                                 10,792,972
===========================================================================

FOOD DISTRIBUTORS-0.71%

Performance Food Group Co.(c)                      445,693       11,975,771
===========================================================================

HEALTH CARE EQUIPMENT-3.40%

Gen-Probe Inc.(c)                                  216,437       13,620,381
---------------------------------------------------------------------------
Mentor Corp.(b)                                    259,431       10,143,752
---------------------------------------------------------------------------
NuVasive, Inc.(b)(c)                               456,731       18,050,009
---------------------------------------------------------------------------
Wright Medical Group, Inc.(c)                      543,848       15,864,046
===========================================================================
                                                                 57,678,188
===========================================================================

HEALTH CARE FACILITIES-1.72%

LifePoint Hospitals, Inc.(c)                       388,304       11,548,161
---------------------------------------------------------------------------
VCA Antech, Inc.(c)                                398,293       17,616,499
===========================================================================
                                                                 29,164,660
===========================================================================

HEALTH CARE SERVICES-2.55%

Athenahealth Inc.(b)(c)                             42,637        1,534,932
---------------------------------------------------------------------------
Chemed Corp.                                       259,067       14,476,664
---------------------------------------------------------------------------
InVentiv Health Inc.(c)                            400,627       12,403,412
---------------------------------------------------------------------------
Pediatrix Medical Group, Inc.(c)                   217,561       14,826,782
===========================================================================
                                                                 43,241,790
===========================================================================

HEALTH CARE TECHNOLOGY-1.04%

Eclipsys Corp.(c)                                  700,352       17,725,909
===========================================================================

HOME ENTERTAINMENT SOFTWARE-0.91%

THQ Inc.(c)                                        545,028       15,364,339
===========================================================================

                                                 SHARES          VALUE
---------------------------------------------------------------------------


HOME FURNISHINGS-0.49%

Tempur-Pedic International Inc.                    321,329   $    8,344,914
===========================================================================

HOTELS, RESORTS & CRUISE LINES-0.55%

Choice Hotels International, Inc.                  281,475        9,344,970
===========================================================================

HOUSEHOLD PRODUCTS-1.27%

Church & Dwight Co., Inc.                          398,990       21,573,389
===========================================================================

HUMAN RESOURCE & EMPLOYMENT SERVICES-0.76%

Korn/Ferry International(c)                        688,106       12,950,155
===========================================================================

INDUSTRIAL MACHINERY-1.87%

Barnes Group Inc.                                  426,358       14,236,094
---------------------------------------------------------------------------
Dynamic Materials Corp.(b)                         297,302       17,511,088
===========================================================================
                                                                 31,747,182
===========================================================================

INSURANCE BROKERS-0.76%

National Financial Partners Corp.(b)               284,120       12,958,713
===========================================================================

INTERNET RETAIL-0.59%

Shutterfly, Inc.(b)(c)                             391,600       10,032,792
===========================================================================

INTERNET SOFTWARE & SERVICES-1.90%

DealerTrack Holdings Inc.(c)                       372,249       12,459,174
---------------------------------------------------------------------------
Omniture, Inc.(b)(c)                               234,686        7,812,697
---------------------------------------------------------------------------
ValueClick, Inc.(c)                                549,582       12,035,846
===========================================================================
                                                                 32,307,717
===========================================================================

INVESTMENT BANKING & BROKERAGE-0.83%

Greenhill & Co., Inc.(b)                           211,040       14,029,939
===========================================================================

IT CONSULTING & OTHER SERVICES-0.75%

SRA International, Inc.-Class A(c)                 432,225       12,729,026
===========================================================================

LIFE SCIENCES TOOLS & SERVICES-2.78%

AMAG Pharmaceuticals, Inc.(b)(c)                   146,463        8,806,820
---------------------------------------------------------------------------
PAREXEL International Corp.(c)                     348,279       16,821,876
---------------------------------------------------------------------------
Varian Inc.(c)                                     329,955       21,546,061
===========================================================================
                                                                 47,174,757
===========================================================================

MANAGED HEALTH CARE-0.75%

Magellan Health Services, Inc.(c)                  272,309       12,697,769
===========================================================================

MARINE-0.41%

American Commercial Lines Inc.(b)(c)               432,387        7,021,965
===========================================================================

METAL & GLASS CONTAINERS-0.96%

Greif Inc.-Class A                                 249,194       16,289,812
===========================================================================

AIM Small Cap Growth Fund


                                                 SHARES          VALUE
---------------------------------------------------------------------------

MOVIES & ENTERTAINMENT-1.23%

Live Nation Inc.(c)                                519,970   $    7,549,964
---------------------------------------------------------------------------
Marvel Entertainment, Inc.(b)(c)                   502,194       13,413,602
===========================================================================
                                                                 20,963,566
===========================================================================

MULTI-LINE INSURANCE-0.65%

HCC Insurance Holdings, Inc.                       383,700       11,004,516
===========================================================================

OFFICE REIT'S-0.76%

BioMed Realty Trust, Inc.                          554,425       12,846,027
===========================================================================

OFFICE SERVICES & SUPPLIES-0.76%

Interface, Inc.-Class A                            788,324       12,865,448
===========================================================================

OIL & GAS DRILLING-0.87%

Unit Corp.(c)                                      319,115       14,759,069
===========================================================================

OIL & GAS EQUIPMENT & SERVICES-3.55%

Core Laboratories N.V. (Netherlands)(c)            134,883       16,822,608
---------------------------------------------------------------------------
Dril-Quip, Inc.(c)                                 308,076       17,147,510
---------------------------------------------------------------------------
FMC Technologies, Inc.(c)                          241,054       13,667,762
---------------------------------------------------------------------------
ION Geophysical Corp.(b)(c)                        801,359       12,645,445
===========================================================================
                                                                 60,283,325
===========================================================================

OIL & GAS EXPLORATION & PRODUCTION-3.99%

Arena Resources, Inc.(c)                           398,832       16,635,283
---------------------------------------------------------------------------
Bill Barrett Corp.(b)(c)                           400,810       16,781,915
---------------------------------------------------------------------------
Carrizo Oil & Gas, Inc.(b)(c)                      338,137       18,513,001
---------------------------------------------------------------------------
Whiting Petroleum Corp.(c)                         273,110       15,747,522
===========================================================================
                                                                 67,677,721
===========================================================================

PACKAGED FOODS & MEATS-0.85%

Ralcorp Holdings, Inc.(c)                          237,164       14,417,200
===========================================================================

PHARMACEUTICALS-1.79%

Medicines Co. (The)(c)                             477,376        9,146,524
---------------------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class A(b)            374,278        9,720,000
---------------------------------------------------------------------------
Sciele Pharma, Inc.(b)(c)                          564,205       11,537,992
===========================================================================
                                                                 30,404,516
===========================================================================

PROPERTY & CASUALTY INSURANCE-0.85%

ProAssurance Corp.(b)(c)                           224,244       12,315,481
---------------------------------------------------------------------------
Security Capital Assurance Ltd.                    537,926        2,092,532
===========================================================================
                                                                 14,408,013
===========================================================================

REGIONAL BANKS-1.54%

East West Bancorp, Inc.                            208,541        5,052,948
---------------------------------------------------------------------------
SVB Financial Group(c)                             290,012       14,616,605
---------------------------------------------------------------------------
Texas Capital Bancshares, Inc.(c)                  356,364        6,503,643
===========================================================================
                                                                 26,173,196
===========================================================================

                                                 SHARES          VALUE
---------------------------------------------------------------------------


RESTAURANTS-1.01%

Jack in the Box Inc.(c)                            375,626   $    9,679,882
---------------------------------------------------------------------------
P.F. Chang's China Bistro, Inc.(b)(c)              327,249        7,474,367
===========================================================================
                                                                 17,154,249
===========================================================================

SEMICONDUCTOR EQUIPMENT-2.70%

FormFactor Inc.(c)                                 275,225        9,109,948
---------------------------------------------------------------------------
Tessera Technologies Inc.(c)                       453,622       18,870,675
---------------------------------------------------------------------------
Varian Semiconductor Equipment Associates,
  Inc.(c)                                          480,699       17,785,863
===========================================================================
                                                                 45,766,486
===========================================================================

SEMICONDUCTORS-4.57%

Cirrus Logic, Inc.(c)                            1,656,420        8,745,898
---------------------------------------------------------------------------
Diodes Inc.(b)(c)                                  547,093       16,451,086
---------------------------------------------------------------------------
Microsemi Corp.(b)(c)                              700,082       15,499,815
---------------------------------------------------------------------------
Power Integrations, Inc.(c)                        392,297       13,506,786
---------------------------------------------------------------------------
Silicon Laboratories Inc.(c)                       382,743       14,326,070
---------------------------------------------------------------------------
SiRF Technology Holdings, Inc.(b)(c)               357,758        8,990,459
===========================================================================
                                                                 77,520,114
===========================================================================

SPECIALIZED CONSUMER SERVICES-0.64%

Jackson Hewitt Tax Service Inc.(b)                 340,996       10,826,623
===========================================================================

SPECIALTY CHEMICALS-0.07%

Zep Inc.(c)                                         83,300        1,155,371
===========================================================================

SPECIALTY STORES-0.49%

Dick's Sporting Goods, Inc.(c)                     302,332        8,392,736
===========================================================================

STEEL-1.37%

Carpenter Technology Corp.                         310,296       23,324,950
===========================================================================

SYSTEMS SOFTWARE-1.32%

MICROS Systems, Inc.(c)                            318,377       22,337,330
===========================================================================

TECHNOLOGY DISTRIBUTORS-0.81%

Tech Data Corp.(c)                                 364,561       13,751,241
===========================================================================

TRADING COMPANIES & DISTRIBUTORS-0.49%

WESCO International, Inc.(c)                       211,804        8,395,911
===========================================================================

TRUCKING-0.64%

Knight Transportation, Inc.(b)                     735,505       10,892,829
===========================================================================

WIRELESS TELECOMMUNICATION SERVICES-1.21%

SBA Communications Corp.-Class A(c)                404,186       13,677,654
---------------------------------------------------------------------------
Virgin Mobile USA, Inc.(b)(c)                      763,205        6,784,893
===========================================================================
                                                                 20,462,547
===========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $1,301,972,952)                         1,675,001,951
===========================================================================

AIM Small Cap Growth Fund


                                                 SHARES          VALUE
---------------------------------------------------------------------------

MONEY MARKET FUNDS-2.25%

Liquid Assets Portfolio-Institutional
  Class(d)                                      19,118,678   $   19,118,678
---------------------------------------------------------------------------
Premier Portfolio- Institutional Class(d)       19,118,678       19,118,678
===========================================================================
    Total Money Market Funds (Cost
      $38,237,356)                                               38,237,356
===========================================================================
TOTAL INVESTMENTS (excluding investments
  purchased with cash collateral from
  securities on loan)-100.93% (Cost
  $1,340,210,308)                                             1,713,239,307
===========================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
FROM SECURITIES ON LOAN

MONEY MARKET FUNDS-15.75%

Liquid Assets Portfolio-Institutional Class
  (Cost $267,321,890)(d)(e)                    267,321,890      267,321,890
===========================================================================
TOTAL INVESTMENTS-116.68% (Cost
  $1,607,532,198)                                             1,980,561,197
===========================================================================
OTHER ASSETS LESS LIABILITIES-(16.68)%                         (283,173,186)
===========================================================================
NET ASSETS-100.00%                                           $1,697,388,011
___________________________________________________________________________
===========================================================================

Investment Abbreviations:

ADR   - American Depositary Receipt
REIT  - Real Estate Investment Trust

Notes to Schedule of Investments:

(a) Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.
(b) All or a portion of this security was out on loan at December 31, 2007.
(c) Non-income producing security.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(e) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Small Cap Growth Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS:

Investments, at value (Cost $1,301,972,952)*  $1,675,001,951
------------------------------------------------------------
Investments in affiliated money market funds
  (Cost $305,559,246)                            305,559,246
============================================================
    Total investments (Cost $1,607,532,198)    1,980,561,197
============================================================
Receivables for:
  Investments sold                                 6,313,944
------------------------------------------------------------
  Fund shares sold                                 2,387,646
------------------------------------------------------------
  Dividends                                        1,192,583
------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               145,368
------------------------------------------------------------
Other assets                                          24,541
============================================================
    Total assets                               1,990,625,279
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                               31,991
------------------------------------------------------------
  Fund shares reacquired                          23,667,128
------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 282,851
------------------------------------------------------------
  Collateral upon return of securities
    loaned                                       267,321,890
------------------------------------------------------------
Accrued distribution fees                            381,468
------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                               883
------------------------------------------------------------
Accrued transfer agent fees                        1,320,416
------------------------------------------------------------
Accrued operating expenses                           230,641
============================================================
    Total liabilities                            293,237,268
============================================================
Net assets applicable to shares outstanding   $1,697,388,011
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                 $1,354,491,352
------------------------------------------------------------
Undistributed net investment income (loss)          (214,159)
------------------------------------------------------------
Undistributed net realized gain (loss)           (29,918,181)
------------------------------------------------------------
Unrealized appreciation                          373,028,999
============================================================
                                              $1,697,388,011
____________________________________________________________
============================================================

NET ASSETS:

Class A                                       $1,056,349,200
____________________________________________________________
============================================================
Class B                                       $   60,226,865
____________________________________________________________
============================================================
Class C                                       $   28,722,327
____________________________________________________________
============================================================
Class R                                       $   36,591,248
____________________________________________________________
============================================================
Investor Class                                $  273,505,876
____________________________________________________________
============================================================
Institutional Class                           $  241,992,495
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           36,431,515
____________________________________________________________
============================================================
Class B                                            2,342,312
____________________________________________________________
============================================================
Class C                                            1,117,847
____________________________________________________________
============================================================
Class R                                            1,284,602
____________________________________________________________
============================================================
Investor Class                                     9,189,357
____________________________________________________________
============================================================
Institutional Class                                8,063,840
____________________________________________________________
============================================================
Class A:
  Net asset value per share                   $        29.00
------------------------------------------------------------
  Maximum offering price per share
    (Net asset value of $29.00 divided by
    94.50%)                                   $        30.69
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                     $        25.71
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                     $        25.69
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
    share                                     $        28.48
____________________________________________________________
============================================================
Investor Class:
  Net asset value and offering price per
    share                                     $        29.76
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
    share                                     $        30.01
____________________________________________________________
============================================================

* At December 31, 2007, securities with an aggregate value of $258,956,654 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Small Cap Growth Fund

STATEMENT OF OPERATIONS

For the year ended December 31, 2007

INVESTMENT INCOME:

Dividends                                                     $  4,541,643
--------------------------------------------------------------------------
Dividends from affiliated money market funds (includes
  securities lending income of $1,795,831)                       3,464,750
==========================================================================
    Total investment income                                      8,006,393
==========================================================================

EXPENSES:

Advisory fees                                                   12,277,780
--------------------------------------------------------------------------
Administrative services fees                                       430,556
--------------------------------------------------------------------------
Custodian fees                                                      72,050
--------------------------------------------------------------------------
Distribution fees:
  Class A                                                        2,780,669
--------------------------------------------------------------------------
  Class B                                                          865,335
--------------------------------------------------------------------------
  Class C                                                          307,536
--------------------------------------------------------------------------
  Class R                                                          156,387
--------------------------------------------------------------------------
  Investor Class                                                   711,765
--------------------------------------------------------------------------
Transfer agent fees -- A, B, C, R and Investor                   3,633,651
--------------------------------------------------------------------------
Transfer agent fees -- Institutional                               141,339
--------------------------------------------------------------------------
Trustees' and officer's fees and benefits                           67,753
--------------------------------------------------------------------------
Other                                                              461,055
==========================================================================
    Total expenses                                              21,905,876
==========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangement(s)                                                   (96,226)
==========================================================================
    Net expenses                                                21,809,650
==========================================================================
Net investment income (loss)                                   (13,803,257)
==========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain from investment securities (includes net
  gains from securities sold to affiliates of $1,224,291)      216,189,108
==========================================================================
Change in net unrealized appreciation (depreciation)           (11,203,457)
==========================================================================
Net realized and unrealized gain                               204,985,651
==========================================================================
Net increase in net assets resulting from operations          $191,182,394
__________________________________________________________________________
==========================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Small Cap Growth Fund

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2007 and 2006

                                                                   2007              2006
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $  (13,803,257)   $  (14,478,066)
----------------------------------------------------------------------------------------------
  Net realized gain                                              216,189,108       194,618,970
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)           (11,203,457)        7,687,788
==============================================================================================
    Net increase in net assets resulting from operations         191,182,394       187,828,692
==============================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                       (116,301,535)      (77,844,391)
----------------------------------------------------------------------------------------------
  Class B                                                         (7,490,512)       (8,062,396)
----------------------------------------------------------------------------------------------
  Class C                                                         (3,483,918)       (2,391,127)
----------------------------------------------------------------------------------------------
  Class R                                                         (4,004,380)       (1,764,768)
----------------------------------------------------------------------------------------------
  Investor Class                                                 (29,163,541)      (19,834,701)
----------------------------------------------------------------------------------------------
  Institutional Class                                            (25,832,340)      (12,454,719)
==============================================================================================
    Decrease in net assets resulting from distributions         (186,276,226)     (122,352,102)
==============================================================================================
Share transactions-net:
  Class A                                                        (20,896,701)      (92,389,959)
----------------------------------------------------------------------------------------------
  Class B                                                        (43,973,533)      (21,665,113)
----------------------------------------------------------------------------------------------
  Class C                                                         (1,515,213)       (2,017,666)
----------------------------------------------------------------------------------------------
  Class R                                                         13,958,156         1,550,079
----------------------------------------------------------------------------------------------
  Investor Class                                                  (9,311,730)      294,286,974
----------------------------------------------------------------------------------------------
  Institutional Class                                             65,670,923        66,866,147
==============================================================================================
    Net increase in net assets resulting from share
     transactions                                                  3,931,902       246,630,462
==============================================================================================
    Net increase in net assets                                     8,838,070       312,107,052
==============================================================================================

NET ASSETS:

  Beginning of year                                            1,688,549,941     1,376,442,889
==============================================================================================
  End of year (including undistributed net investment income
    (loss) of $(214,159) and $(192,002), respectively)        $1,697,388,011    $1,688,549,941
______________________________________________________________________________________________
==============================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2007

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Small Cap Growth Fund (the "Fund") is a series portfolio of AIM Growth Series (the "Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seventeen separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently consists of multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

AIM Small Cap Growth Fund


       Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

       Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

       Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds as received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

AIM Small Cap Growth Fund


       The Fund files tax returns in the U.S. federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for tax periods after 2003.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $500 million                                            0.725%
--------------------------------------------------------------------
Next $500 million                                             0.70%
--------------------------------------------------------------------
Next $500 million                                             0.675%
--------------------------------------------------------------------
Over $1.5 billion                                             0.65%
 ___________________________________________________________________
====================================================================


    Effective July 1, 2007, AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Investor Class and Institutional Class shares to 1.50%, 2.25%, 2.25%, 1.75%, 1.50% and 1.25% of average daily net assets, respectively, through at least June 30, 2008. Prior to July 1, 2007, AIM had voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Investor Class and Institutional Class shares to the same expense limitation above. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and
(vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with Invesco Ltd. ("Invesco") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. In addition, the Fund may also benefit from a one time credit to be used to offset custodian expenses. These credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation.

    Further, effective July 1, 2007, AIM has contractually agreed, through at least June 30, 2008, to waive 100% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). Prior to July 1, 2007, AIM had voluntarily agreed to waive 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds.

    For the year ended December 31, 2007, AIM waived advisory fees of $27,310.

    At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended December 31, 2007, Invesco reimbursed expenses of the Fund in the amount of $6,207.

    The Trust has entered into a master administrative services agreement with AIM pursuant to which the Fund has agreed to pay AIM for certain administrative costs incurred in providing accounting services, to the Fund. For the year ended December 31, 2007, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

    The Trust has entered into a transfer agency and service agreement with AIM Investment Services, Inc. ("AIS") pursuant to which the Fund has agreed to pay AIS a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course of providing such services. AIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by AIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain

AIM Small Cap Growth Fund

limitations approved by the Trust's Board of Trustees. For the year ended December 31, 2007, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class R, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, Class R and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares, 0.50% of the average daily net assets of Class R shares and 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority ("FINRA"), formerly known as National Association of Securities Dealers, impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended December 31, 2007, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2007, ADI advised the Fund that it retained $19,979 in front-end sales commissions from the sale of Class A shares and $1,821, $29,918, $1,602 and $0 from Class A, Class B, Class C, and Class R shares, respectively, for CDSC imposed on redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to procedures approved by the Board of Trustees, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2007. During the period each investment maintained a $1.00 net asset value, as such there is no realized gain/(loss) and no change in unrealized appreciation/(depreciation).


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                     VALUE          PURCHASES          PROCEEDS            VALUE         DIVIDEND
FUND               12/31/06          AT COST          FROM SALES         12/31/07         INCOME
--------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class          $  9,628,286     $  215,493,517    $  (206,003,125)   $ 19,118,678     $  835,344
--------------------------------------------------------------------------------------------------
Premier
Portfolio-Institutional
  Class             9,628,286        215,493,517       (206,003,125)     19,118,678        833,575
==================================================================================================
  Subtotal       $ 19,256,572     $  430,987,034    $  (412,006,250)   $ 38,237,356     $1,668,919
==================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                     VALUE          PURCHASES          PROCEEDS            VALUE         DIVIDEND
FUND               12/31/06          AT COST          FROM SALES         12/31/07        INCOME*
--------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class          $245,766,380     $  653,561,829    $  (632,006,319)   $267,321,890     $1,197,101
--------------------------------------------------------------------------------------------------
STIC Prime
Portfolio-Institutional
  Class           245,766,380        195,747,827       (441,514,207)             --        598,730
==================================================================================================
  Subtotal       $491,532,760     $  849,309,656    $(1,073,520,526)   $267,321,890     $1,795,831
==================================================================================================
  Total
    Investments
    in
    Affiliates   $510,789,332     $1,280,296,690    $(1,485,526,776)   $305,559,246     $3,464,750
__________________________________________________________________________________________________
==================================================================================================

* Net of compensation to counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2007, the Fund engaged in securities sales of $2,319,951, which resulted in net realized gains of $1,224,291, and securities purchases of $368,035.

AIM Small Cap Growth Fund

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions, (ii) custodian credits which result from periodic overnight cash balances at the custodian and (iii) a one time custodian fee credit used to offset custodian fees. For the year ended December 31, 2007, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $62,709.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2007, the Fund paid legal fees of $8,891 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a party to an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM, which are parties to the credit facility, can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2007, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the contractually agreed upon rate.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested.

    At December 31, 2007, securities with an aggregate value of $258,956,654 were on loan to brokers. The loans were secured by cash collateral of $267,321,890 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended December 31, 2007, the Fund received dividends on cash collateral investments of $1,795,831 for securities lending transactions, which are net of compensation to counterparties.

AIM Small Cap Growth Fund

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2007 and 2006 was as follows:

                                                                  2007            2006
------------------------------------------------------------------------------------------
Distributions paid from long-term capital gain                $186,276,226    $122,352,102
__________________________________________________________________________________________
==========================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2007, the components of net assets on a tax basis were as follows:

                                                                     2007
------------------------------------------------------------------------------
Undistributed long-term gain                                    $   48,522,029
------------------------------------------------------------------------------
Net unrealized appreciation -- investments                         372,795,361
------------------------------------------------------------------------------
Temporary book/tax differences                                        (214,159)
------------------------------------------------------------------------------
Capital loss carryforward                                          (78,206,572)
------------------------------------------------------------------------------
Shares of beneficial interest                                    1,354,491,352
==============================================================================
  Total net assets                                              $1,697,388,011
______________________________________________________________________________
==============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation difference is attributable primarily to losses on wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of December 31, 2007 to utilizing $42,675,560 of capital loss carryforward in the fiscal year ended December 31, 2008.

    The Fund utilized $23,630,073 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2007 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
December 31, 2010                                                $78,206,572
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of April 10, 2006, the date of the reorganization of AIM Small Company Growth Fund, into the Fund are realized on securities held in each Fund at such date, the capital loss carryforward may be further limited for up to five years from the date of reorganization.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2007 was $497,182,462 and $702,019,453, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $462,486,565
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (89,691,204)
==============================================================================
Net unrealized appreciation of investment securities             $372,795,361
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $1,607,765,836.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of reorganization expenses and net operating losses, on December 31, 2007, undistributed net investment income (loss) was increased by $13,781,100, undistributed net realized gain
(loss) was decreased by $9,028,513 and shares of beneficial interest decreased by $4,752,587. This reclassification had no effect on the net assets of the Fund.

AIM Small Cap Growth Fund

NOTE 12--SHARE INFORMATION

The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Investor Class and Institutional Class. Investor Class shares of the Fund are offered only to certain grandfathered investors.

    Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to a CDSC. Class B shares and Class C shares are sold with a CDSC. Class R shares, Investor Class and Institutional Class shares are sold at net asset value. Under certain circumstances, Class R shares are subject to a CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.

    Effective as of the close of business on March 18, 2002, the Fund's shares were offered on a limited basis to certain investors.

                                              CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------------
                                                                        2007(A)                           2006
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                       7,628,780    $ 243,008,419     11,245,514    $ 336,758,169
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                          89,915        2,569,076        113,474        3,064,186
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                         171,861        4,910,680        150,457        4,057,897
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                         639,590       20,286,616        346,847       10,148,737
--------------------------------------------------------------------------------------------------------------------------
  Investor Class(b)                                               920,180       30,104,070      1,024,035       31,424,316
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                           2,986,532       97,694,692      2,180,542       66,178,816
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                       3,980,841      114,409,369      2,596,560       76,806,257
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                         279,229        7,120,338        285,727        7,657,484
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                         130,748        3,331,458         84,591        2,266,199
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                         141,798        4,004,380         55,509        1,620,305
--------------------------------------------------------------------------------------------------------------------------
  Investor Class(b)                                               972,104       28,677,140        644,388       19,512,083
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             832,135       24,747,697        409,652       12,441,138
==========================================================================================================================
Issued in connection with acquisitions:(c)
  Class A                                                              --               --        590,229       18,025,191
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                              --               --        159,036        4,454,101
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                              --               --        115,052        3,219,750
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                              --               --            388           11,711
--------------------------------------------------------------------------------------------------------------------------
  Investor Class(b)                                                    --               --     11,513,233      359,268,241
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                  --               --      1,027,027       32,051,660
==========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                       1,016,530       32,907,168        220,655        6,483,421
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (1,127,536)     (32,907,168)      (241,243)      (6,483,421)
==========================================================================================================================
Reacquired:
  Class A                                                     (12,866,163)    (411,221,657)   (17,962,228)    (530,462,997)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                        (729,187)     (20,755,779)    (1,126,152)     (30,357,463)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                        (338,328)      (9,757,351)      (428,706)     (11,561,512)
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                        (328,628)     (10,332,840)      (352,222)     (10,230,674)
--------------------------------------------------------------------------------------------------------------------------
  Investor Class(b)                                            (2,112,401)     (68,092,940)    (3,772,182)    (115,917,666)
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                          (1,733,377)     (56,771,466)    (1,450,012)     (43,805,467)
==========================================================================================================================
                                                                  554,623    $   3,931,902      7,430,171    $ 246,630,462
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a) There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and it owns 6% of the outstanding shares of the Fund. ADI has an agreement with this entity to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are owned beneficially.
(b)  Investor Class shares commenced sales on April 7, 2006.

AIM Small Cap Growth Fund

(c) As of the opening of business on April 10, 2006, the Fund acquired all the net assets of AIM Small Company Growth Fund pursuant to a plan of reorganization approved by the Trustees of the Fund November 14, 2005 and by the shareholders of AIM Small Company Growth Fund on February 28, 2006. The acquisition was accomplished by a tax free exchange of 13,404,965 shares of the Fund for 28,265,285 shares of AIM Small Company Growth Fund shares outstanding as of the close of business on April 7, 2006. Each class of shares of AIM Small Company Growth Fund was exchanged for the like class of shares of the Fund based on the relative net asset value of AIM Small Company Growth Fund to the net asset value of the Fund on the close of business, April 7, 2006. AIM Small Company Growth Fund's net assets as of the close of business on April 7, 2006 of $417,030,654 including $68,480,152 of unrealized appreciation were combined with the net assets of the Fund immediately before the acquisition of $1,468,437,474. The combined aggregate net assets of the Fund subsequent to the reorganization were $1,885,468,128.

NOTE 13--SIGNIFICANT EVENT

At a meeting held on December 13, 2007, the Board of Trustees of Trust approved certain proposals to be presented for shareholder approval at a special meeting of the shareholders of the Trust intended to be held on February 29, 2008 (the "Special Meeting"). At the Special Meeting, shareholders of record as of the close of business on November 30, 2007, are entitled to vote their respective shares on several proposals that including, among others the following proposal(s).

    New proposed sub-advisory agreement between A I M Advisors, Inc. ("AIM") and each of AIM Funds Management Inc., Invesco Asset Management Deutschland, GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc. and Invesco Senior Secured Management, Inc. (collectively, the "Affiliated Sub-Advisers") (the "New Sub-advisory Arrangements") . This proposal is intended to benefit the Fund and its shareholders by permitting AIM to utilize the additional resources and talent of these affiliated sub-advisers in managing the Fund. Because AIM would pay all of the sub-advisory fees of the sub-advisers, the new sub-advisory arrangements would not affect the fees the Fund pays pursuant to the advisory agreement. If approved by shareholders, the New Sub-advisory Arrangements are expected to become effective on or about May 1, 2008.

NOTE 14--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                          CLASS A
                                                           ---------------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                           ---------------------------------------------------------------------
                                                              2007             2006          2005          2004          2003
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $    29.23       $    27.51    $    27.46    $    25.71    $    18.47
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.25)(a)        (0.25)(a)      (0.31)       (0.32)        (0.21)(a)
--------------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         3.54             4.21          2.61          2.07          7.45
================================================================================================================================
    Total from investment operations                             3.29             3.96          2.30          1.75          7.24
================================================================================================================================
Less distributions from net realized gains                      (3.52)           (2.24)        (2.25)           --            --
================================================================================================================================
Net asset value, end of period                             $    29.00       $    29.23    $    27.51    $    27.46    $    25.71
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(b)                                                 11.38%           14.30%         8.32%         6.81%        39.20%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                   $1,056,349       $1,071,753    $1,099,696    $1,491,940    $1,602,724
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.23%(c)         1.25%         1.45%         1.40%         1.27%
--------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.23%(c)         1.25%         1.50%         1.51%         1.37%
================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                        (0.78)%(c)       (0.84)%       (0.95)%       (1.12)%       (0.98)%
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                                            29%              49%           41%           69%           32%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $1,112,267,497.

AIM Small Cap Growth Fund

                                                                                          CLASS B
                                                              ----------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------------------
                                                               2007           2006           2005        2004           2003
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 26.47       $  25.29       $  25.61    $  24.15       $  17.49
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.44)(a)      (0.43)(a)      (0.47)      (0.52)         (0.35)(a)
------------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         3.20           3.85           2.40        1.98           7.01
==============================================================================================================================
    Total from investment operations                             2.76           3.42           1.93        1.46           6.66
==============================================================================================================================
Less distributions from net realized gains                      (3.52)         (2.24)         (2.25)         --             --
==============================================================================================================================
Net asset value, end of period                                $ 25.71       $  26.47       $  25.29    $  25.61       $  24.15
______________________________________________________________________________________________________________________________
==============================================================================================================================
Total return(b)                                                 10.55%         13.42%          7.47%       6.05%         38.08%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $60,227       $101,394       $117,307    $149,400       $182,700
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratio of expenses to average net assets                          1.98%(c)       2.00%          2.20%       2.15%(d)       2.02%
==============================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.53)%(c)     (1.59)%        (1.70)%     (1.87)%        (1.73)%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Portfolio turnover rate                                            29%            49%            41%         69%            32%
______________________________________________________________________________________________________________________________
==============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $86,533,474.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.16% for the year ended December 31, 2004.

                                                                                          CLASS C
                                                              ---------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------------------
                                                               2007          2006          2005          2004          2003
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 26.46       $ 25.27       $ 25.60       $ 24.14       $ 17.48
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.44)(a)     (0.43)(a)     (0.47)        (0.52)        (0.35)(a)
-----------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         3.19          3.86          2.39          1.98          7.01
=============================================================================================================================
    Total from investment operations                             2.75          3.43          1.92          1.46          6.66
=============================================================================================================================
Less distributions from net realized gains                      (3.52)        (2.24)        (2.25)           --            --
=============================================================================================================================
Net asset value, end of period                                $ 25.69       $ 26.46       $ 25.27       $ 25.60       $ 24.14
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Total return(b)                                                 10.52%        13.47%         7.44%         6.05%        38.10%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $28,722       $30,521       $31,141       $40,904       $50,031
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratio of expenses to average net assets                          1.98%(c)      2.00%         2.20%         2.15%(d)      2.02%
=============================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.53)%(c)    (1.59)%       (1.70)%       (1.87)%       (1.73)%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Portfolio turnover rate                                            29%           49%           41%           69%           32%
_____________________________________________________________________________________________________________________________
=============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $30,753,593.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.16% for the year ended December 31, 2004.

AIM Small Cap Growth Fund

                                                                                        CLASS R
                                                              -----------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------------
                                                               2007          2006          2005       2004          2003
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 28.84       $ 27.23       $ 27.28    $ 25.61       $18.44
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.33)(a)     (0.32)(a)     (0.30)     (0.27)       (0.28)(a)
-------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         3.49          4.17          2.50       1.94         7.45
=========================================================================================================================
    Total from investment operations                             3.16          3.85          2.20       1.67         7.17
=========================================================================================================================
Less distributions from net realized gains                      (3.52)        (2.24)        (2.25)        --           --
=========================================================================================================================
Net asset value, end of period                                $ 28.48       $ 28.84       $ 27.23    $ 27.28       $25.61
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(b)                                                 11.07%        14.04%         8.01%      6.52%       38.88%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $36,591       $23,988       $21,276    $19,506       $9,029
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets                          1.48%(c)      1.50%         1.70%      1.65%(d)     1.52%
=========================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.03)%(c)    (1.09)%       (1.20)%    (1.37)%      (1.23)%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                            29%           49%           41%        69%          32%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(c)  Ratios are based on average daily net assets of $31,277,473.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.66% for the year ended December 31, 2004.

                                                                          INVESTOR CLASS
                                                              --------------------------------------
                                                                                    APRIL 07,2006
                                                               YEAR ENDED        (COMMENCEMENT DATE)
                                                              DECEMBER 31,         TO DECEMBER 31,
                                                                  2007                  2006
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $  29.91              $  31.20
----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)(a)                                  (0.26)                (0.19)
----------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)            3.63                  1.14
====================================================================================================
    Total from investment operations                                3.37                  0.95
====================================================================================================
Less distributions from net realized gains                         (3.52)                (2.24)
====================================================================================================
Net asset value, end of period                                  $  29.76              $  29.91
____________________________________________________________________________________________________
====================================================================================================
Total return(b)                                                    11.39%                 2.96%
____________________________________________________________________________________________________
====================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $273,506              $281,479
____________________________________________________________________________________________________
====================================================================================================
Ratio of expenses to average net assets                             1.23%(c)              1.26%(d)
====================================================================================================
Ratio of net investment income (loss) to average net assets        (0.78)%(c)            (0.85)%(d)
____________________________________________________________________________________________________
====================================================================================================
Portfolio turnover rate(e)                                            29%                   49%
____________________________________________________________________________________________________
====================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $284,706,056.
(d)  Annualized.
(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM Small Cap Growth Fund

                                                                                     INSTITUTIONAL CLASS
                                                              -----------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------------------
                                                                2007           2006           2005        2004           2003
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  30.01       $  28.08       $  27.83    $  25.91       $  18.53
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.12)(a)      (0.13)(a)      (0.11)      (0.16)         (0.12)(a)
-------------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          3.64           4.30           2.61        2.08           7.50
===============================================================================================================================
    Total from investment operations                              3.52           4.17           2.50        1.92           7.38
===============================================================================================================================
Less distributions from net realized gains                       (3.52)         (2.24)         (2.25)         --             --
===============================================================================================================================
Net asset value, end of period                                $  30.01       $  30.01       $  28.08    $  27.83       $  25.91
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(b)                                                  11.85%         14.76%          8.93%       7.41%         39.83%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $241,992       $179,414       $107,023    $112,547       $108,116
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets                           0.81%(c)       0.84%          0.84%       0.85%(d)       0.80%
===============================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.36)%(c)     (0.43)%        (0.35)%     (0.57)%        (0.51)%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate                                             29%            49%            41%         69%            32%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(c)  Ratios are based on average daily net assets of $227,966,555.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 0.86% for the year ended December 31, 2004.

NOTE 15--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.


SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING


    On July 6, 2007, the Securities and Exchange Commission ("SEC") published notice of two proposed distribution plans ("Distribution Plans") for the distribution of monies placed into two separate Fair Funds created pursuant to a settlement reached on October 8, 2004 between Invesco Funds Group, Inc. ("IFG"), A I M Advisors, Inc. ("AIM") and A I M Distributors, Inc. and the SEC (the "Order"). One of the Fair Funds consists of $325 million, plus interest and any contributions by other settling parties, for distribution to shareholders of certain mutual funds formerly advised by IFG who may have been harmed by market timing and related activity. The second Fair Fund consists of $50 million, plus interest and any contributions by other settling parties, for distribution to shareholders of mutual funds advised by AIM who may have been harmed by market timing and related activity. Comments on the Distribution Plans were due no later than August 6, 2007 and the Distribution Plans are awaiting final approval by the SEC. Distributions from the Fair Funds will begin after the SEC finally approves the Distribution Plans. The proposed Distribution Plans provide for distribution to all eligible investors, for the periods spanning January 1, 2000 through July 31, 2003 (for the IFG Fair Fund) and January 1, 2001 through September 30, 2003 (for the AIM Fair Fund), their proportionate share of the applicable Fair Fund to compensate such investors for injury they may have suffered as a result of market timing in the affected funds. The Distribution Plans include a provision for any residual amounts in the Fair Funds to be distributed in the future to the affected funds. Because the Distribution Plans have not received final approval from the SEC and distribution of the Fair Funds has not yet commenced, management of AIM and the Fund are unable to estimate the amount of distribution to be made to the Fund, if any.

    At the request of the trustees of the AIM Funds, Invesco Ltd. ("Invesco"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.


PENDING LITIGATION AND REGULATORY INQUIRIES


    On August 30, 2005, the West Virginia Office of the State
Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, AIM's time to respond to that Order has been indefinitely suspended.

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

    - that the defendants permitted improper market timing and related activity in the AIM Funds; and

    - that certain AIM Funds inadequately employed fair value pricing.

AIM Small Cap Growth Fund

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

    All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in Invesco 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the Invesco defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

AIM Small Cap Growth Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Growth Series and Shareholders of AIM Small Cap Growth Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Small Cap Growth Fund (one of the funds constituting AIM Growth Series, hereafter referred to as the "Fund") at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 15, 2008
Houston, Texas

AIM Small Cap Growth Fund

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2007, through December 31, 2007.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

                                                                                           HYPOTHETICAL
                                                                                     (5% ANNUAL RETURN BEFORE
                                                          ACTUAL                            EXPENSES)
                             BEGINNING           ENDING           EXPENSES           ENDING           EXPENSES        ANNUALIZED
                           ACCOUNT VALUE      ACCOUNT VALUE      PAID DURING      ACCOUNT VALUE      PAID DURING       EXPENSE
        CLASS               (07/01/07)        (12/31/07)(1)       PERIOD(2)        (12/31/07)         PERIOD(2)         RATIO
          A                  $1,000.00           $989.00           $ 6.27           $1,018.90          $ 6.36            1.25%
          B                   1,000.00            985.00            10.01            1,015.12           10.16            2.00
          C                   1,000.00            985.00            10.01            1,015.12           10.16            2.00
          R                   1,000.00            987.50             7.51            1,017.64            7.63            1.50
      Investor                1,000.00            988.60             6.27            1,018.90            6.36            1.25

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2007, through December 31, 2007, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Supplement to Annual Report dated 12/31/07

AIM Small Cap Growth Fund
                                             ==========================================
Institutional Class Shares                   AVERAGE ANNUAL TOTAL RETURNS                    PLEASE NOTE THAT PAST PERFORMANCE IS
                                             For periods ended 12/31/07                   NOT INDICATIVE OF FUTURE RESULTS. MORE
The following information has been                                                        RECENT RETURNS MAY BE MORE OR LESS THAN
prepared to provide Institutional Class      Inception (3/15/02)                  8.22%   THOSE SHOWN. ALL RETURNS ASSUME
shareholders with a performance overview        5 Years                          16.00    REINVESTMENT OF DISTRIBUTIONS AT NAV.
specific to their holdings. Institutional       1 Year                           11.85    INVESTMENT RETURN AND PRINCIPAL VALUE WILL
Class shares are offered exclusively to      ==========================================   FLUCTUATE SO YOUR SHARES, WHEN REDEEMED,
institutional investors, including defined                                                MAY BE WORTH MORE OR LESS THAN THEIR
contribution plans that meet certain         INSTITUTIONAL CLASS SHARES HAVE NO SALES     ORIGINAL COST. SEE FULL REPORT FOR
criteria.                                    CHARGE; THEREFORE, PERFORMANCE IS AT NET     INFORMATION ON COMPARATIVE BENCHMARKS.
                                             ASSET VALUE (NAV). PERFORMANCE OF            PLEASE CONSULT YOUR FUND PROSPECTUS FOR
==========================================   INSTITUTIONAL CLASS SHARES WILL DIFFER       MORE INFORMATION. FOR THE MOST CURRENT
NASDAQ SYMBOL                        GTSVX   FROM PERFORMANCE OF OTHER SHARE CLASSES      MONTH-END PERFORMANCE, PLEASE CALL
==========================================   PRIMARILY DUE TO DIFFERING SALES CHARGES     800-451-4246 OR VISIT AIMINVESTMENTS.COM.
                                             AND CLASS EXPENSES.

Over for information on your Fund's expenses.

=======================================================================================
THIS SUPPLEMENT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND
PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND
EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
=======================================================================================

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

                                                                                                            [AIM INVESTMENTS LOGO]
AIMINVESTMENTS.COM         SCG-INS-1            A I M Distributors, Inc.                                  -- REGISTERED TRADEMARK --

AIM Small Cap Growth Fund

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2007, through December 31, 2007.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                                                                      HYPOTHETICAL
                                                                                (5% ANNUAL RETURN BEFORE
                                                       ACTUAL                           EXPENSES)
                            BEGINNING          ENDING          EXPENSES          ENDING          EXPENSES       ANNUALIZED
                          ACCOUNT VALUE     ACCOUNT VALUE     PAID DURING     ACCOUNT VALUE     PAID DURING      EXPENSE
CLASS                      (07/01/07)       (12/31/07)(1)      PERIOD(2)       (12/31/07)        PERIOD(2)        RATIO
    Institutional           $1,000.00         $  991.10         $ 4.12          $1,021.07          $4.18           0.82%

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2007, through December 31, 2007, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIM Small Cap Growth Fund

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

    The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

    The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2007:


           FEDERAL AND STATE INCOME TAX

          Long-Term Capital Gain Dividends      $186,276,226

ADDITIONAL NON-RESIDENT ALIEN SHAREHOLDER INFORMATION

    The percentages of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended March 31, 2007, June 30, 2007, September 30, 2007 and December 31, 2007 were 3.90%, 4.18%, 4.35%, and 4.43%, respectively.

AIM Small Cap Growth Fund

TRUSTEES AND OFFICERS



The address of each trustee and officer of AIM Growth Series (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

                                                                                       OTHER
                                  TRUSTEE                                              TRUSTEESHIP(S)/
NAME, YEAR OF BIRTH AND           AND/OR                                               DIRECTORSHIP(S)
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   HELD BY
TRUST                             SINCE      DURING PAST 5 YEARS                       TRUSTEE/ DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
 Interested Persons
-------------------------------------------------------------------------------------------------------------------------

  Martin L. Flanagan(1) -- 1960   2007       Director, Chief Executive Officer and     None
  Trustee                                    President, Invesco Ltd. (ultimate parent
                                             of AIM and a global investment
                                             management firm) and, Invesco Holding
                                             Company (parent of AIM and a global
                                             investment management firm); Chairman,
                                             A I M Advisors, Inc. (registered
                                             investment advisor); Director, Chairman,
                                             Chief Executive Officer and President,
                                             IVZ Inc. (holding company); and INVESCO
                                             North American Holdings, Inc. (holding
                                             company); Chairman and President,
                                             INVESCO Group Services, Inc. (service
                                             provider); Trustee, The AIM Family of
                                             Funds(R); Vice Chairman, Investment
                                             Company Institute; and Member of
                                             Executive Board, SMU Cox School of
                                             Business

                                             Formerly: Chairman, Investment Company
                                             Institute; President, Co-Chief Executive
                                             Officer, Co-President, Chief Operating
                                             Officer and Chief Financial Officer,
                                             Franklin Resources, Inc. (global
                                             investment management organization)
-------------------------------------------------------------------------------------------------------------------------

  Philip A. Taylor(2) -- 1954     2006       Director, Chief Executive Officer and     None
  Trustee, President and                     President, AIM Mutual Fund Dealer Inc.
  Principal                                  (registered broker dealer), A I M
  Executive Officer                          Advisors, Inc., AIM Funds Management
                                             Inc. d/b/a INVESCO Enterprise Services
                                             (registered investment advisor and
                                             registered transfer agent), AIM Trimark
                                             Corporate Class Inc. (formerly AIM
                                             Trimark Global Fund Inc.) (corporate
                                             mutual fund company) and AIM Trimark
                                             Canada Fund Inc. (corporate mutual fund
                                             company), and 1371 Preferred Inc.
                                             (holding company); Director, Chairman,
                                             Chief Executive Officer and President,
                                             A I M Management Group Inc. (financial
                                             services holding company) and A I M
                                             Capital Management, Inc. (registered
                                             investment advisor); Director and
                                             President, INVESCO Funds Group, Inc.
                                             (registered investment advisor and
                                             register transfer agent) and AIM GP
                                             Canada Inc. (general partner for a
                                             limited partnership); Director, A I M
                                             Distributors, Inc. (registered broker
                                             dealer); Director and Chairman, AIM
                                             Investment Services, Inc. (registered
                                             transfer agent) and INVESCO
                                             Distributors, Inc. (registered broker
                                             dealer); Director, President and
                                             Chairman, IVZ Callco Inc. (holding
                                             company), INVESCO Inc. (holding company)
                                             and AIM Canada Holdings Inc. (holding
                                             company); Trustee, President and
                                             Principal Executive Officer of The AIM
                                             Family of Funds--Registered Trademark--
                                             (other than AIM Treasurer's Series
                                             Trust, Short-Term Investments Trust and
                                             Tax-Free Investments Trust); Trustee and
                                             Executive Vice President, The AIM Family
                                             of Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); and Manager,
                                             PowerShares Capital Management LLC

                                             Formerly: Director and Chairman, Fund
                                             Management Company (registered broker
                                             dealer); President and Principal
                                             Executive Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); Chairman, AIM
                                             Canada Holdings, Inc.; President, AIM
                                             Trimark Global Fund Inc. and AIM Trimark
                                             Canada Fund Inc.; and Director, Trimark
                                             Trust (federally regulated Canadian
                                             Trust Company)
-------------------------------------------------------------------------------------------------------------------------
 Independent Trustees
-------------------------------------------------------------------------------------------------------------------------

  Bruce L. Crockett -- 1944       2001       Chairman, Crockett Technology Associates  ACE Limited (insurance company);
  Trustee and Chair                          (technology consulting company)           and Captaris, Inc. (unified
                                                                                       messaging provider)
-------------------------------------------------------------------------------------------------------------------------

  Bob R. Baker -- 1936            2003       Retired                                   None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Frank S. Bayley -- 1939         1985       Retired                                   None
  Trustee
                                             Formerly: Partner, law firm of Baker &
                                             McKenzie and Director, Badgley Funds,
                                             Inc. (registered investment company) (2
                                             portfolios)
-------------------------------------------------------------------------------------------------------------------------

  James T. Bunch -- 1942          2003       Founder, Green, Manning & Bunch Ltd.,     None
  Trustee                                    (investment banking firm)
                                             Formerly: Director, Policy Studies, Inc.
                                             and Van Gilder Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------

  Albert R. Dowden -- 1941        2001       Director of a number of public and        None
  Trustee                                    private business corporations, including
                                             the Boss Group Ltd. (private investment
                                             and management); Reich & Tang Funds
                                             (Chairman) (registered investment
                                             company) (7 portfolios), Daily Income
                                             Fund (4 portfolios), California Daily
                                             Tax Free Income Fund, Inc., Connecticut
                                             Daily Tax Free Income Fund, Inc. and New
                                             Jersey Daily Municipal Fund, Inc.,
                                             Annuity and Life Re (Holdings), Ltd.
                                             (insurance company), and Homeowners of
                                             America Holding Corporation (property
                                             casualty company)

                                             Formerly: Director, CompuDyne
                                             Corporation (provider of product and
                                             services to the public security market);
                                             Director, President and Chief Executive
                                             Officer, Volvo Group North America,
                                             Inc.; Senior Vice President, AB Volvo;
                                             Director of various affiliated Volvo
                                             companies; and Director, Magellan
                                             Insurance Company
-------------------------------------------------------------------------------------------------------------------------

  Jack M. Fields -- 1952          2001       Chief Executive Officer, Twenty First     Administaff
  Trustee                                    Century Group, Inc. (government affairs
                                             company); and Owner and Chief Executive
                                             Officer, Dos Angelos Ranch, L.P.
                                             (cattle, hunting, corporate
                                             entertainment)
                                             Formerly: Chief Executive Officer,
                                             Texana Timber LP (sustainable forestry
                                             company), and Discovery Global Education
                                             Fund (non-profit)

-------------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937         2001       Partner, law firm of Kramer Levin         Director, Reich & Tang Funds) (15
  Trustee                                    Naftalis and Frankel LLP                  portfolios)
-------------------------------------------------------------------------------------------------------------------------

  Prema Mathai-Davis -- 1950      2001       Formerly: Chief Executive Officer, YWCA   None
  Trustee                                    of the USA
-------------------------------------------------------------------------------------------------------------------------

  Lewis F. Pennock -- 1942        2001       Partner, law firm of Pennock & Cooper     None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Larry Soll -- 1942              2003       Retired                                   None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Raymond Stickel, Jr. -- 1944    2005       Retired                                   None
  Trustee                                    Formerly: Partner, Deloitte & Touche;
                                             and Director, Mainstay VP Series Funds,
                                             Inc. (25 portfolios)
-------------------------------------------------------------------------------------------------------------------------

(1) Mr. Flanagan was appointed as Trustee of the Trust on February 24, 2007. Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM Small Cap Growth Fund

                                                                                       OTHER
                                  TRUSTEE                                              TRUSTEESHIP(S)/
NAME, YEAR OF BIRTH AND           AND/OR                                               DIRECTORSHIP(S)
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   HELD BY TRUSTEE/
TRUST                             SINCE      DURING PAST 5 YEARS                       DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
 Other Officers
-------------------------------------------------------------------------------------------------------------------------

  Russell C. Burk -- 1958         2005       Senior Vice President and Senior Officer  N/A
  Senior Vice President and                  of The AIM Family of Funds--Registered
  Senior Officer                             Trademark--
                                             Formerly: Director of Compliance and
                                             Assistant General Counsel, ICON
                                             Advisers, Inc.; Financial Consultant,
                                             Merrill Lynch; General Counsel and
                                             Director of Compliance, ALPS Mutual
                                             Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------

  John M. Zerr -- 1962            2006       Director, Senior Vice President,          N/A
  Senior Vice President, Chief               Secretary and General Counsel, A I M
  Legal Officer and Secretary                Management Group Inc., A I M Advisors,
                                             Inc. and A I M Capital Management, Inc.;
                                             Director, Vice President and Secretary,
                                             AIM Investment Services, Inc. and
                                             INVESCO Distributors, Inc.; Director,
                                             Senior Vice President and Secretary,
                                             A I M Distributors, Inc.; Director and
                                             Vice President, INVESCO Funds Group
                                             Inc.; Senior Vice President, Chief Legal
                                             Officer and Secretary of The AIM Family
                                             of Funds--Registered Trademark--; and
                                             Manager, PowerShares Capital Management
                                             LLC

                                             Formerly: Director, Vice President and
                                             Secretary, Fund Management Company; Vice
                                             President, A I M Capital Management,
                                             Inc.; Chief Operating Officer, Senior
                                             Vice President, General Counsel and
                                             Secretary, Liberty Ridge Capital, Inc.
                                             (an investment adviser); Vice President
                                             and Secretary, PBHG Funds (an investment
                                             company); Vice President and Secretary,
                                             PBHG Insurance Series Fund (an
                                             investment company); General Counsel and
                                             Secretary, Pilgrim Baxter Value
                                             Investors (an investment adviser); Chief
                                             Operating Officer, General Counsel and
                                             Secretary, Old Mutual Investment
                                             Partners (a broker-dealer); General
                                             Counsel and Secretary, Old Mutual Fund
                                             Services (an administrator); General
                                             Counsel and Secretary, Old Mutual
                                             Shareholder Services (a shareholder
                                             servicing center); Executive Vice
                                             President, General Counsel and
                                             Secretary, Old Mutual Capital, Inc. (an
                                             investment adviser); and Vice President
                                             and Secretary, Old Mutual Advisors Funds
                                             (an investment company)
-------------------------------------------------------------------------------------------------------------------------

  Lisa O. Brinkley -- 1959        2004       Global Compliance Director, Invesco       N/A
  Vice President                             Ltd.; and Vice President of The AIM
                                             Family of Funds--Registered Trademark--

                                             Formerly: Senior Vice President, A I M
                                             Management Group Inc. (financial
                                             services holding company); Senior Vice
                                             President and Chief Compliance Officer,
                                             A I M Advisors, Inc. and The AIM Family
                                             of Funds--Registered Trademark--; Vice
                                             President and Chief Compliance Officer,
                                             A I M Capital Management, Inc. and A I M
                                             Distributors, Inc.; Vice President, AIM
                                             Investment Services, Inc. and Fund
                                             Management Company; Senior Vice
                                             President and Chief Compliance Officer
                                             of The AIM Family of Funds--Registered
                                             Trademark--; and Senior Vice President
                                             and Compliance Director, Delaware
                                             Investments Family of Funds
-------------------------------------------------------------------------------------------------------------------------

  Kevin M. Carome -- 1956         2003       General Counsel, Secretary and Senior
  Vice President                             Managing Director, Invesco Ltd.;
                                             Director and Secretary, Invesco Holding
                                             Company Limited, IVZ, Inc. and INVESCO
                                             Group Services, Inc.; Director, INVESCO
                                             Funds Group, Inc.; Secretary, INVESCO
                                             North American Holdings, Inc.; and Vice
                                             President of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Senior Managing Director,       N/A
                                             Invesco Holding Company Limited;
                                             Director, Senior Vice President,
                                             Secretary and General Counsel, A I M
                                             Management Group Inc. and A I M
                                             Advisors, Inc.; Senior Vice President,
                                             A I M Distributors, Inc.; Director,
                                             General Counsel and Vice President, Fund
                                             Management Company; Vice President,
                                             A I M Capital Management, Inc. and AIM
                                             Investment Services, Inc.; Senior Vice
                                             President, Chief Legal Officer and
                                             Secretary of The AIM Family of
                                             Funds--Registered Trademark--; Director
                                             and Vice President, INVESCO
                                             Distributors, Inc.; Chief Executive
                                             Officer and President, INVESCO Funds
                                             Group, Inc.; and Senior Vice President
                                             and General Counsel, Liberty Financial
                                             Companies, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Sidney M. Dilgren -- 1961       2004       Vice President, A I M Advisors, Inc. and  N/A
  Vice President, Principal                  A I M Capital Management, Inc.; and Vice
  Financial Officer and                      President, Treasurer and Principal
  Treasurer                                  Financial Officer of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Fund Treasurer, A I M
                                             Advisors, Inc.; Senior Vice President,
                                             AIM Investment Services, Inc.; and Vice
                                             President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Karen Dunn Kelley -- 1960       2004       Head of Invesco's World Wide Fixed        N/A
  Vice President                             Income and Cash Management Group;
                                             Director of Cash Management and Senior
                                             Vice President, A I M Advisors, Inc. and
                                             A I M Capital Management, Inc; Executive
                                             Vice President, A I M Distributors,
                                             Inc.; Senior Vice President, A I M
                                             Management Group Inc.; Vice President,
                                             The AIM Family of Funds--Registered
                                             Trademark-- (other than AIM Treasurer's
                                             Series Trust, Short-Term Investments
                                             Trust and Tax-Free Investments Trust);
                                             and President and Principal Executive
                                             Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)
                                             Formerly: Director and President, Fund
                                             Management Company; Chief Cash
                                             Management Officer and Managing
                                             Director, A I M Capital Management,
                                             Inc.; Vice President, A I M Advisors,
                                             Inc. and The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)
-------------------------------------------------------------------------------------------------------------------------

  Lance A. Rejsek -- 1967         2005       Anti-Money Laundering Compliance          N/A
  Anti-Money Laundering                      Officer, A I M Advisors, Inc., A I M
  Compliance Officer                         Capital Management, Inc., A I M
                                             Distributors, Inc., AIM Investment
                                             Services, Inc., AIM Private Asset
                                             Management, Inc. and The AIM Family of
                                             Funds--Registered Trademark--
                                             Formerly: Anti-Money Laundering
                                             Compliance Officer, Fund Management
                                             Company; and Manager of the Fraud
                                             Prevention Department, AIM Investment
                                             Services, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Todd L. Spillane -- 1958        2006       Senior Vice President, A I M Management   N/A
  Chief Compliance Officer                   Group Inc.; Senior Vice President and
                                             Chief Compliance Officer, A I M
                                             Advisors, Inc. and A I M Capital
                                             Management, Inc.; Chief Compliance
                                             Officer of The AIM Family of
                                             Funds--Registered Trademark--, Invesco
                                             Global Asset Management (N.A.), Inc.,
                                             (registered investment advisor), Invesco
                                             Institutional (N.A.), Inc., (registered
                                             investment advisor), INVESCO Private
                                             Capital Investments, Inc. (holding
                                             company), Invesco Private Capital, Inc.
                                             (registered investment advisor) and
                                             Invesco Senior Secured Management, Inc.
                                             (registered investment advisor); and
                                             Vice President, A I M Distributors, Inc.
                                             and AIM Investment Services, Inc.

                                             Formerly: Vice President, A I M Capital
                                             Management, Inc. and Fund Management
                                             Company; Global Head of Product
                                             Development, AIG-Global Investment
                                             Group, Inc.; and Chief Compliance
                                             Officer and Deputy General Counsel,
                                             AIG-SunAmerica Asset Management
-------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust
1735 Market Street, 51st      & Frankel LLP            P.O. Box 4739            Company
Floor                         1177 Avenue of the       Houston, TX 77210-4739   225 Franklin Street
Philadelphia, PA 19103-7599   Americas                                          Boston, MA 02110-2801
                              New York, NY 10036-2714

                [EDELIVERY                   Fund holdings and proxy voting information
               GO PAPERLESS
       AIMINVESTMENTS.COM/EDELIVERY          The Fund provides a complete list of its
                 GRAPHIC]                    holdings four times in each fiscal year,
                                             at the quarter-ends. For the second and
REGISTER FOR EDELIVERY                       fourth quarters, the lists appear in the
                                             Fund's semiannual and annual reports to
eDelivery is the process of receiving your   shareholders. For the first and third
fund and account information via e-mail.     quarters, the Fund files the lists with
Once your quarterly statements, tax forms,   the Securities and Exchange Commission
fund reports, and prospectuses are           (SEC) on Form N-Q. The most recent list of
available, we will send you an e-mail        portfolio holdings is available at
notification containing links to these       AIMinvestments.com. From our home page,
documents. For security purposes, you will   click on Products & Performance, then
need to log in to your account to view       Mutual Funds, then Fund Overview. Select
your statements and tax forms.               your Fund from the drop-down menu and
                                             click on Complete Quarterly Holdings.
WHY SIGN UP?                                 Shareholders can also look up the Fund's
                                             Forms N-Q on the SEC Web site at sec.gov.
Register for eDelivery to:                   Copies of the Fund's Forms N-Q may be
                                             reviewed and copied at the SEC Public
o  save your Fund the cost of printing and   Reference Room in Washington, D.C. You can
   postage.                                  obtain information on the operation of the
                                             Public Reference Room, including
o  reduce the amount of paper you receive.   information about duplicating fee charges,
                                             by calling 202-942-8090 or 800-732-0330,
o  gain access to your documents faster by   or by electronic request at the following
   not waiting for the mail.                 e-mail address: publicinfo@sec.gov. The
                                             SEC file numbers for the Fund are
o  view your documents online anytime at     811-02699 and 002-57526.
   your convenience.
                                             A description of the policies and
o  save the documents to your personal       procedures that the Fund uses to determine
   computer or print them out for your       how to vote proxies relating to portfolio
   records.                                  securities is available without charge,
                                             upon request, from our Client Services
HOW DO I SIGN UP?                            department at 800-959-4246 or on the AIM
                                             Web site, AIMinvestments.com. On the home
It's easy. Just follow these simple steps:   page, scroll down and click on Proxy
                                             Policy. The information is also available
1. Log in to your account.                   on the SEC Web site, sec.gov.

2. Click on the "Service Center" tab.        Information regarding how the Fund voted
                                             proxies related to its portfolio
3. Select "Register for eDelivery" and       securities during the 12 months ended June
   complete the consent process.             30, 2007, is available at our Web site. Go
                                             to AIMinvestments.com, access the About Us
This AIM service is provided by AIM          tab, click on Required Notices and then
Investment Services, Inc.                    click on Proxy Voting Activity. Next,
                                             select the Fund from the drop-down menu.
                                             The information is also available on the
                                             SEC Web site, sec.gov.

                                             If used after April 20, 2008, this report
                                             must be accompanied by a Fund fact sheet
                                             or by an AIM Quarterly Performance Review
                                             for the most recent quarter-end. Mutual
                                             funds and exchange-traded funds
                                             distributed by A I M Distributors, Inc.

                                             SCG-AR-1   A I M Distributors, Inc.

                                                                [AIM INVESTMENTS LOGO]
                                                              -- REGISTERED TRADEMARK --

ITEM 2. CODE OF ETHICS.

     As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the "Code") that applies to the Registrant's principal executive officer ("PEO") and principal financial officer ("PFO"). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is "independent" within the meaning of that term as used in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

FEES BILLED BY PWC RELATED TO THE REGISTRANT

     PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

                                               Percentage of Fees
                                               Billed Applicable                            Percentage of Fees
                                                  to Non-Audit                             Billed Applicable to
                                               Services Provided                            Non-Audit Services
                          Fees Billed for     for fiscal year end                           Provided for fiscal
                         Services Rendered      2007 Pursuant to       Fees Billed for         year end 2006
                         to the Registrant         Waiver of        Services Rendered to    Pursuant to Waiver
                        for fiscal year end       Pre-Approval       the Registrant for       of Pre-Approval
                                2007             Requirement(1)     fiscal year end 2006      Requirement(1)
                        -------------------   -------------------   --------------------   --------------------
Audit Fees                    $414,551                N/A                 $295,465                  N/A
Audit-Related Fees(2)         $  5,556                 0%                 $      0                   0%
Tax Fees(3)                   $130,667                 0%                 $ 89,252                   0%
All Other Fees                $      0                 0%                 $      0                   0%
                              --------                                    --------
Total Fees                    $550,774                 0%                 $384,717                   0%

PWC billed the Registrant aggregate non-audit fees of $136,223 for the fiscal year ended 2007, and $89,252 for the fiscal year ended 2006, for non-audit services rendered to the Registrant.

----------
(1) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant's Audit Committee and approved by the Registrant's Audit Committee prior to the completion of the audit.

(2) Audit-Related Fees for the fiscal year ended December 31, 2007 includes fees billed for completing agreed-upon procedures related to reorganization transactions.

(3) Tax fees for the fiscal year end December 31, 2007 includes fees billed for reviewing tax returns and consultation services. Tax fees for fiscal year end December 31, 2006 includes fees billed for reviewing tax returns.

FEES BILLED BY PWC RELATED TO AIM AND AIM AFFILIATES

     PWC billed AIM Advisors, Inc. ("AIM"), the Registrant's adviser, and any entity controlling, controlled by or under common control with AIM that provides ongoing services to the Registrant ("AIM Affiliates") aggregate fees for pre-approved non-audit services rendered to AIM and AIM Affiliates for the last two fiscal years as follows:

                       Fees Billed for                                Fees Billed for
                      Non-Audit Services     Percentage of Fees     Non-Audit Services      Percentage of Fees
                     Rendered to AIM and    Billed Applicable to    Rendered to AIM and    Billed Applicable to
                      AIM Affiliates for     Non-Audit Services     AIM Affiliates for      Non-Audit Services
                     fiscal year end 2007    Provided for fiscal   fiscal year end 2006    Provided for fiscal
                      That Were Required        year end 2007       That Were Required        year end 2006
                      to be Pre-Approved     Pursuant to Waiver     to be Pre-Approved    Pursuant to Waiver of
                     by the Registrant's       of Pre-Approval      by the Registrant's        Pre-Approval
                       Audit Committee         Requirement(1)         Audit Committee         Requirement(1)
                     --------------------   --------------------   --------------------   ---------------------
Audit-Related Fees             $0                    0%                      $0                     0%
Tax Fees                       $0                    0%                      $0                     0%
All Other Fees                 $0                    0%                      $0                     0%
                              ---                                           ---
Total Fees(2)                  $0                    0%                      $0                     0%

----------
(1) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, AIM and AIM Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant's Audit Committee and approved by the Registrant's Audit Committee prior to the completion of the audit.

(2) Including the fees for services not required to be pre-approved by the registrant's audit committee, PWC billed AIM and AIM Affiliates aggregate non-audit fees of $0 for the fiscal year ended 2007, and $0 for the fiscal year ended 2006, for non-audit services rendered to AIM and AIM Affiliates.

     The Audit Committee also has considered whether the provision of non-audit services that were rendered to AIM and AIM Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC's independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

                  PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
                             POLICIES AND PROCEDURES
                      As adopted by the Audit Committees of
                           the AIM Funds (the "Funds")
                         Last Amended September 18, 2006

STATEMENT OF PRINCIPLES

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission ("SEC") ("Rules"), the Audit Committees of the Funds' (the "Audit Committee") Board of Trustees (the "Board") are responsible for the appointment, compensation and oversight of the work of independent accountants (an "Auditor"). As part of this responsibility and to assure that the Auditor's independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds' investment adviser and to affiliates of the adviser that provide ongoing services to the Funds ("Service Affiliates") if the services directly impact the Funds' operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees ("general pre-approval") or require the specific pre-approval of the Audit Committees ("specific pre-approval"). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor's independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.

DELEGATION

The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committee at its next quarterly meeting.

AUDIT SERVICES

The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds' financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor's qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

NON-AUDIT SERVICES

The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC's Rules on auditor independence, and otherwise conforms to the Audit Committee's general principles and policies as set forth herein.

AUDIT-RELATED SERVICES

"Audit-related services" are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.

TAX SERVICES

"Tax services" include, but are not limited to, the review and signing of the Funds' federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds' Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:

     1. Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:

          a. The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

          b. Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

     2. Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

     3.   Document the substance of its discussion with the Audit Committees.

ALL OTHER AUDITOR SERVICES

The Audit Committees may pre-approve non-audit services classified as "All other services" that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

PRE-APPROVAL FEE LEVELS OR ESTABLISHED AMOUNTS

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

PROCEDURES

On an annual basis, A I M Advisors, Inc. ("AIM") will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds' Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund's Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor's independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committees have designated the Funds' Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds' Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds' Treasurer and management of AIM will immediately report to the chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds' Treasurer or senior management of AIM.

EXHIBIT 1 TO PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES POLICIES AND
PROCEDURES

CONDITIONALLY PROHIBITED NON-AUDIT SERVICES (NOT PROHIBITED IF THE FUND CAN REASONABLY CONCLUDE THAT THE RESULTS OF THE SERVICE WOULD NOT BE SUBJECT TO AUDIT PROCEDURES IN CONNECTION WITH THE AUDIT OF THE FUND'S FINANCIAL STATEMENTS)

     - Bookkeeping or other services related to the accounting records or financial statements of the audit client

     -    Financial information systems design and implementation

     - Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

     -    Actuarial services

     -    Internal audit outsourcing services

CATEGORICALLY PROHIBITED NON-AUDIT SERVICES

     -    Management functions

     -    Human resources

     -    Broker-dealer, investment adviser, or investment banking services

     -    Legal services

     -    Expert services unrelated to the audit

     -    Any service or product provided for a contingent fee or a commission

     - Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

     - Tax services for persons in financial reporting oversight roles at the Fund

     - Any other service that the Public Company Oversight Board determines by regulation is impermissible.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

          Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

          Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

          Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

          Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

          Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

          None

ITEM 11. CONTROLS AND PROCEDURES.

(a) As of December 17, 2007, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant's disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act"), as amended. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that, as of December 17, 2007, the Registrant's disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

12(a) (1)   Code of Ethics.

12(a) (2)   Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment
            Company Act of 1940.

12(a) (3)   Not applicable.

12(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM Growth Series


By: /s/ PHILIP A. TAYLOR
    ------------------------------------
    Philip A. Taylor
    Principal Executive Officer

Date: March 7, 2008

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By: /s/ PHILIP A. TAYLOR
    ------------------------------------
    Philip A. Taylor
    Principal Executive Officer

Date: March 7, 2008


By: /s/ SIDNEY M. DILGREN
    ------------------------------------
    Sidney M. Dilgren
    Principal Financial Officer

Date: March 7, 2008

                                  EXHIBIT INDEX

12(a) (1)   Code of Ethics.

12(a) (2)   Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment
            Company Act of 1940.

12(a) (3)   Not applicable.

12(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.